Registration No. 333-____

      As filed with the Securities and Exchange Commission on July 15, 1998

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                      ------------------------------------

                                    FORM N-14

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

[ ] Pre-Effective Amendment No. __           [ ] Post-Effective Amendment No. __

                      ------------------------------------

                         PHOENIX INCOME AND GROWTH FUND
               (Exact Name of Registrant as Specified in Charter)

               101 Munson Street, Greenfield, Massachusetts 01301
                    (Address of Principal Executive Offices)

             c/o Phoenix Equity Planning Corporation-Equity Services
                                 (800) 243-1574
              (Registrant's Telephone Number, including Area Code)

                            Thomas N. Steenburg, Esq.
                      Vice President, Counsel and Secretary
                        Phoenix Investment Partners, Ltd.
                               56 Prospect Street
                        Hartford, Connecticut 06115-0479
                     (Name and Address of Agent for Service)

                          Copies of Communications to:

                           Geoffrey R.T. Kenyon, Esq.
                           Goodwin, Procter & Hoar LLP
                                 Exchange Place
                        Boston, Massachusetts 02109-2881

                      ------------------------------------

                 Approximate Date of Proposed Public Offering:
 As soon as practicable after the effective date of this Registration Statement.

                      ------------------------------------

        Registrant is relying on Section 24(f) of the Investment Company Act of 1940, as amended, which permits registration of an indefinite number of shares of beneficial interest, $.0001 par value per share of the Registrant. Accordingly, no filing fee is due in connection with this Registration Statement.

        The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such date as the Commission, acting pursuant to said Section 8(a), may determine.

================================================================================

                         PHOENIX INCOME AND GROWTH FUND

                              CROSS REFERENCE SHEET
                             Pursuant to Rule 481(a)


                                                              Caption or Location in
Form N-14 Item No. and Caption                                Prospectus/Proxy Statement
------------------------------                                --------------------------

            Part A Information Required in Prospectus/Proxy Statement
            ------

1.    Beginning of Registration Statement                     Cover Page; Cross Reference Sheet
      and Outside Front Cover Page of Prospectus

2.    Beginning and Outside Back Cover                        Table of Contents
      Page of Prospectus

3.    Fee Table, Synopsis Information and Risk Factors        Summary; Principal Risk Factors; Comparison of
                                                              Investment Objectives and Policies

4.    Information about the Transaction                       Summary; The Proposed Reorganization;
                                                              Comparative Information on Shareholder Rights;
                                                              Exhibit A (Agreement and Plan of
                                                              Reorganization)

5.    Information about the Registrant                        Cover Page; Summary; Principal Risk Factors;
                                                              Comparison of Investment Objectives and
                                                              Policies; The Proposed Reorganization;
                                                              Comparative Information on Distribution
                                                              Arrangements; Comparative Information on
                                                              Shareholder Services; Comparative Information
                                                              on Shareholder Rights; Management and Other
                                                              Service Providers; Additional Information About
                                                              The Funds; Current Prospectus of Registrant

6.    Information about the Company Being Acquired            Summary; Comparison of Investment Objectives
                                                              and Policies; The Proposed Reorganization;
                                                              Comparative Information on Distribution
                                                              Arrangements; Comparative Information on
                                                              Shareholder Services; Comparative Information
                                                              on Shareholder Rights; Additional Information
                                                              About The Funds; Prospectus of the Phoenix
                                                              Convertible Fund Series dated February 28, 1998

7.    Voting Information                                      Summary; The Proposed Reorganization;
                                                              Comparative Information on Shareholder Rights;
                                                              Voting Information

8.    Interest of Certain Persons and Experts                 The Proposed Reorganization

9.    Additional Information Required for                     Not Applicable
      Reoffering By Persons Deemed to be Underwriters


                                                              Caption or Location in
Form N-14 Item No. and Caption                                Prospectus/Proxy Statement
------------------------------                                --------------------------

                         Part B:  Information Required in Statement of Additional Information
                         ------

10.   Cover Page                                              Cover Page

11.   Table of Contents                                       Table of Contents

12.   Additional Information about the Registrant             Cover Page; Statement of Additional Information
                                                              of Registrant dated August 28, 1997

13.   Additional Information about the                        Cover Page; Statement of Additional Information
      Company Being Acquired                                  of the Phoenix Series Fund dated February 28,
                                                              1998

14.   Financial Statements                                    Annual Report of the Registrant for the year
                                                              ended April 30, 1998; the Annual Report of
                                                              Phoenix Series Fund for the year ended
                                                              October 31, 1997; Semi-Annual Report of the
                                                              Phoenix Series Fund for the six-month period
                                                              ended April 30, 1998; and Pro Forma Financial
                                                              Statements


                         Part C:  Other Information
                         ------

15.   Indemnification                                         Indemnification

16.   Exhibits                                                Exhibits

17.   Undertakings                                            Undertakings

                                     PART A

                         PHOENIX CONVERTIBLE FUND SERIES
                                   a series of
                               Phoenix Series Fund
                                101 Munson Street
                         Greenfield, Massachusetts 01301

              -----------------------------------------------------


                                 August __, 1998
Dear Shareholder:

      A Special Meeting of Shareholders of the Phoenix Convertible Fund Series (the "Convertible Fund"), a series of the Phoenix Series Fund (the "Trust") will be held at [_____] A.M., local time, on October 5, 1998, at the offices of the Phoenix Series Fund (the "Meeting"). At the Meeting, the shareholders of the Convertible Fund will vote on an Agreement and Plan of Reorganization (the "Plan") under which the Convertible Fund will become part of the Phoenix Income and Growth Fund (the "Income and Growth Fund"), a series of the Phoenix Income and Growth Fund (the "Acquiring Trust"), which has substantially similar investment objectives to those of the Convertible Fund (the "Reorganization"). If the Plan is approved and implemented, each Convertible Fund shareholder will become a shareholder of the Income and Growth Fund and will receive shares of the corresponding class of the Income and Growth Fund having an aggregate value equal to the aggregate value of such shareholder's investment in the Convertible Fund. No sales charge will be imposed in connection with the Reorganization. Phoenix Investment Counsel, Inc., the investment adviser to both the Convertible Fund and the Income and Growth Fund will pay all costs of the Reorganization. The Reorganization will be conditioned upon receipt of an opinion of counsel indicating that the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes.

      The Board of Trustees of the Trust believes that the Reorganization offers shareholders of the Convertible Fund the opportunity to pursue their goals in a larger fund with a wider scope of potential investment opportunities.

      The Board of Trustees of the Trust has carefully considered and has unanimously approved the proposed Reorganization, as described in the accompanying materials. The Board of Trustees of the Trust believes that the Reorganization is in the best interests of the Convertible Fund and its shareholders and, therefore, recommends that the Convertible Fund shareholders vote in favor of approving the Plan.

      We strongly urge you to review, complete, and return your proxy as soon as possible. Your vote is important no matter how many shares you own. Voting your shares early will help to avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please exercise your right to vote today by completing, dating, and signing each proxy card you receive and mailing the proxy in the self-addressed, postage-paid envelope that has been enclosed for your convenience. It is very important that you vote, and that your voting instructions be received no later than October __, 1998.

      Please note that you may receive more than one proxy package if you hold shares of the Convertible Fund in more than one account, and you should return separate proxy cards for such accounts. If you have any questions, please call
(800) [________].

                                   Sincerely,


                                   ---------------------------------------------
                                   Philip R. McLoughlin
                                   President
                                   Phoenix Series Fund

                         PHOENIX CONVERTIBLE FUND SERIES
                                   a series of
                               Phoenix Series Fund
                                101 Munson Street
                         Greenfield, Massachusetts 01301

              -----------------------------------------------------

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

                          To Be Held On October 5, 1998


TO THE SHAREHOLDERS:

        Notice is hereby given that a special meeting of shareholders of the Phoenix Convertible Fund Series (the "Convertible Fund"), a series of Phoenix Series Fund, a Massachusetts business trust, will be held at the offices of Phoenix Series Fund, 101 Munson Street, Greenfield, Massachusetts 01301, on October 5, 1998 at [____] A.M. local time (the "Meeting") for the following purposes:

        1. To consider and act upon a proposal to approve an Agreement and Plan of Reorganization (the "Plan"), and the transactions contemplated thereby, including (a) the transfer of all or substantially all of the assets of the Convertible Fund to Phoenix Income and Growth Fund (the "Income and Growth Fund") and the assumption by the Income and Growth Fund of certain identified liabilities in exchange for shares of the corresponding class of the Income and Growth Fund and (b) the distribution of the shares of the Income and Growth Fund so received to shareholders of the Convertible Fund.

        2. To consider and act upon any matter incidental to the foregoing and to transact such other business as may properly come before the Meeting and any adjournments thereof.

        You are entitled to vote at the Meeting and any adjournment(s) thereof, if you owned shares of the Convertible Fund at the close of business on August 11, 1998. If you attend the Meeting, you may vote your shares in person. If you do not expect to attend the meeting, please complete, date, sign, and return the enclosed proxy card in the enclosed self-addressed, postage-paid return envelope.

        Please indicate your voting instructions on the enclosed proxy card, then please date and sign the card and return the proxy card in the envelope provided. If you sign, date, and return the proxy card but give no voting instructions, your shares will be voted "FOR" the proposal noticed above. In order to avoid the additional expense and delay of further solicitation, we ask your cooperation in mailing in your proxy card promptly. Unless proxy cards submitted by corporations and partnerships are signed by the appropriate persons as indicated in the voting instructions on the proxy card, such proxy cards cannot be voted.

                                By Order of the Board of Trustees of the Phoenix Series Fund


                                G. Jeffrey Bohne
                                Secretary

August __, 1998


101 Munson Street
Greenfield, Massachusetts 01301

                         PHOENIX CONVERTIBLE FUND SERIES
                                   a series of
                               Phoenix Series Fund
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-4361

                         PHOENIX INCOME AND GROWTH FUND
                                   a series of
                         Phoenix Income and Growth Fund
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-4361

                           PROSPECTUS/PROXY STATEMENT
                              Dated August __, 1998


        This Prospectus/Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees of the Phoenix Series Fund, a Massachusetts business trust (the "Trust"), for use at the special meeting of shareholders of the Phoenix Convertible Fund Series (the "Convertible Fund") to be held at [________] A.M., local time, on October 5, 1998 at the offices of the Trust, 101 Munson Street, Greenfield, Massachusetts 01301, and at any adjournment(s) thereof (the "Meeting").

        The purpose of the Meeting is to consider an Agreement and Plan of Reorganization (the "Plan") that would effect the reorganization (the "Reorganization") of the Convertible Fund into the Phoenix Income and Growth Fund (the "Income and Growth Fund"), the sole portfolio series of the Phoenix Income and Growth Fund (the "Acquiring Trust") as described below. Pursuant to the Plan, which has been approved by the Board of Trustees of the Trust, all or substantially all of the assets of the Convertible Fund would be transferred to the Income and Growth Fund in exchange for Class A and Class B shares of beneficial interest in the Income and Growth Fund and the assumption by the Income and Growth Fund of certain identified liabilities of the Convertible Fund. These shares of the Income and Growth Fund would then be distributed pro rata to the shareholders of the Convertible Fund, and then the Convertible Fund would be liquidated. As a result of the proposed transactions, each shareholder of the Convertible Fund would receive a number of full and fractional shares of the corresponding class of the Income and Growth Fund having an aggregate net asset value equal, on the effective date of the Reorganization, to the aggregate net asset value of the shareholder's Convertible Fund shares.

        The Income and Growth Fund and the Convertible Fund are both portfolio series of open-end management investment companies and are managed by Phoenix Investment Counsel, Inc. ("PIC"). National Securities and Research Corporation ("National"), an affiliate of PIC, acted as the adviser to the Income and Growth Fund until June 1, 1998. As used in this Prospectus/Proxy Statement the term "Adviser" refers to PIC or National, as the context requires. The primary investment objective of the Income and Growth Fund is to provide an investment in a diversified group of securities that are selected for current yield consistent with preservation of capital. The secondary objective of the Income and Growth Fund is to achieve capital appreciation that is consistent with the primary objective. The Convertible Fund seeks as its investment objectives income and the potential for capital appreciation, which objectives are to be considered as relatively equal.

        This Prospectus/Proxy Statement, which should be retained for future reference, sets forth concisely the information about the Convertible Fund, the Income and Growth Fund, and the transactions contemplated by the proposed Reorganization, that the investor should know before voting on the proposed Reorganization. As used in this Prospectus/Proxy Statement, the term "Funds" refers to the Convertible Fund and the Income and Growth Fund, collectively, and the term "Trusts" refers to the Trust and the Acquiring Trust, collectively. A copy of the current Prospectus for the Income and Growth Fund, dated August 28, 1997, (the "Income and Growth Prospectus") is included with this Prospectus/Proxy Statement and is incorporated by reference herein.

        A Prospectus and Statement of Additional Information for the Convertible Fund, each dated February 28, 1998 have been filed with the Securities and Exchange Commission (the "Commission") and are incorporated by reference herein. A Statement of Additional Information for the Income and Growth Fund, dated August 28, 1997, has also been filed with the Commission and is incorporated by reference herein. Copies of the above-referenced documents may be obtained without charge by contacting Phoenix Equity Planning Corporation ("Equity Planning") at 100 Bright Meadow Boulevard, Post Office Box 2200, Enfield, Connecticut 06083-2200, or by telephoning Equity Planning toll-free at 1-800-243-4361.

        A Statement of Additional Information, dated August __, 1998 relating to the proposed transactions described in this Prospectus/Proxy Statement has been filed with the Commission and is incorporated by reference herein. Copies of this Statement of Additional Information may be obtained without charge by contacting Equity Planning, at 100 Bright Meadow Boulevard, Post Office Box 2200, Enfield, Connecticut 06083-2200, or by telephoning Equity Planning toll free at 1-800-243-4361.

        This Prospectus/Proxy Statement constitutes the proxy statement of the Convertible Fund for the Meeting and the prospectus for shares of the Income and Growth Fund that have been registered with the Commission and are being issued in connection with the Reorganization. This Prospectus/Proxy Statement is expected to first be sent to shareholders on or about August __, 1998.

                          ----------------------------

THE SECURITIES OF THE INCOME AND GROWTH FUND HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS/PROXY STATEMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                          ----------------------------

         The date of this Prospectus/Proxy Statement is August __, 1998

                                TABLE OF CONTENTS

SUMMARY ..................................................................... 1

THE PROPOSED REORGANIZATION.................................................. 5

PRINCIPAL RISK FACTORS....................................................... 9

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES.............................10

COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS.........................17

COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES..............................18

COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS................................18

FISCAL YEAR..................................................................20

MANAGEMENT AND OTHER SERVICE PROVIDERS.......................................21

VOTING INFORMATION...........................................................21

ADDITIONAL INFORMATION ABOUT THE FUNDS.......................................23

MISCELLANEOUS................................................................24

                                     SUMMARY

Background

        The proposed Reorganization is the outcome of deliberations by the Board of Trustees of the Trusts undertaken at the suggestion of each Adviser. In November, 1997 each Adviser recommended that the Trustees of the respective Trusts consider the benefits that would be realized by the shareholders of the Convertible Fund and the Income and Growth Fund if the Convertible Fund were to be combined with the Income and Growth Fund. In response to this recommendation, the Trustees of each Trust who are not "interested persons" of their respective Trusts (as defined in Section 2(a)(19) of the 1940 Act (the "Independent Trustees")) requested that management outline a specific reorganization proposal for their consideration and, in connection therewith, that management provide the Independent Trustees with an analysis of the specific benefits to be realized by shareholders from the proposal. After considering the specific reorganization proposal, the Board of Trustees of each respective Trust, including the Independent Trustees, at meetings held on May 1, 1998 and May 27, 1998 unanimously approved the Plan.

Summary of the Proposed Reorganization

        The Reorganization will be effected pursuant to the Plan, a copy of which is set forth as Appendix A. The Plan provides for the acquisition of all or substantially all of the assets of the Convertible Fund by the Income and Growth Fund in exchange for Class A and Class B shares of the Income and Growth Fund and the assumption by the Income and Growth Fund of certain identified liabilities of the Convertible Fund. The Income and Growth Fund shares of the corresponding class then would be distributed pro rata to the Convertible Fund shareholders and outstanding Convertible Fund shares would be canceled. The Reorganization is anticipated to occur on October __, 1998. As a result of the Reorganization, each Convertible Fund shareholder would receive a number of full and fractional shares of the corresponding class of Income and Growth Fund shares having an aggregate net asset value equal in value to the aggregate net asset value of his or her Convertible Fund shares, as of the closing date of the Reorganization. The consummation of the Reorganization is subject to a number of conditions set forth in the Plan. See "The Proposed Reorganization." Among the significant conditions (which may not be waived) are (i) the receipt by each Trust of an opinion of counsel as to the Federal income tax consequences of the Reorganization and (ii) the approval of the Plan by the shareholders of the Convertible Fund. The Plan provides that the Adviser will bear all costs and expenses of the Reorganization, including the costs of the Meeting, the costs and expenses incurred in the preparation and mailing of the notice, this Prospectus/Proxy Statement and the proxy, and the solicitation of proxies.

Investment Objectives and Policies

        The investment objectives of the Convertible Fund and the Income and Growth Fund are substantially similar. The investment policies of the Funds differ in certain important respects. The primary investment objective of the Income and Growth Fund is to provide an investment in a diversified group of securities that are selected for current yield consistent with preservation of capital. The secondary objective of the Income and Growth Fund is to achieve capital appreciation that is consistent with the primary objective. The Convertible Fund seeks as its investment objectives income and the potential for capital appreciation, which objectives are to be considered as relatively equal. See "Principal Risk Factors" and "Comparison of Investment Objectives and Policies" below, for further information on the similarities and differences between the investment objectives, policies and risks of the Income and Growth Fund and the Convertible Fund. Additional information is also set forth in the Income and Growth Fund Prospectus.

Distribution Arrangements

        The Convertible Fund offers two classes of shares. Shares of the Convertible Fund are offered to the public at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase (Class A Shares) or (ii) on a contingent deferred basis (Class B Shares). The Income and Growth Fund offers Class A and Class B shares having substantially identical rights and privileges to those of the Convertible Fund. See "Comparative Information on Distribution Arrangements" below for further information on the distribution arrangements of the Convertible Fund and the

Income and Growth Fund. Additional information on distribution arrangements is also set forth in the Income and Growth Fund Prospectus.

Dividends and Distributions

        Both the Convertible Fund and the Income and Growth Fund distribute their respective net investment income quarterly, and distribute net realized capital gains, if any, on an annual basis. All dividends and distributions with respect to the shares of the Convertible Fund and the Income and Growth Fund are paid in additional shares of the respective series unless shareholders elect to receive cash.

Exchanges

        The Convertible Fund and the Income and Growth Fund currently offer shareholders identical exchange privileges. Shareholders of the Convertible Fund and the Income and Growth Fund may exchange their shares for shares of a corresponding class of shares of other Phoenix Funds or the Phoenix-Engemann Funds, Phoenix- Seneca Funds or any other mutual fund advised, subadvised or distributed by the Adviser, Equity Planning or any of their corporate affiliates (an "Affiliated Phoenix Fund"). Upon the effectiveness of the Reorganization, shareholders of the Convertible Fund will be entitled to the exchange privilege currently offered with respect to shares of the Income and Growth Fund. On exchanges with share classes that carry a contingent deferred sales charge ("CDSC"), the CDSC schedule of the original shares purchased continues to apply. Additional information regarding exchanges is also set forth in the Income and Growth Fund Prospectus.

Redemption Procedures

        Shares of both the Convertible Fund and shares of the Income and Growth Fund may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order in proper form. Payments of redemption proceeds for redeemed Convertible Fund and Income and Growth Fund shares ordinarily are made within seven days after receipt of a redemption request in proper form and documentation. See "Comparative Information on Shareholder Services" for more information.

Federal Tax Consequences of Proposed Reorganization

        At the closing of the Reorganization, the Trust and the Acquiring Trust will receive an opinion of counsel that subject to customary assumptions and representations, upon consummation of the Reorganization, the transfer of the assets of the Convertible Fund to the Income and Growth Fund and the assumption by the Income and Growth Fund of certain specified liabilities of the Convertible Fund will constitute a "reorganization" for Federal income tax purposes, and the Convertible Fund and the Income and Growth Fund will each be a "party to a reorganization" for Federal income tax purposes; shareholders of the Convertible Fund will recognize no gain or loss for Federal income tax purposes on their receipt of shares of the Income and Growth Fund; the aggregate tax basis of the Income and Growth Fund shares, including any fractional shares, received by each shareholder of the Convertible Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Convertible Fund shares held by such shareholder immediately prior to the Reorganization; and the holding period of the Income and Growth Fund shares, including fractional shares, to be received by each shareholder of the Convertible Fund will include the period during which the Convertible Fund shares exchanged therefor were held by such shareholder (provided that the Convertible Fund shares were held as a capital asset on the date of the Reorganization). See "The Proposed Reorganization--Federal Income Tax Consequences" for more information.

Comparative Fee Tables

        The tables below are designed to assist an investor in understanding the various direct and indirect costs and expenses associated with an investment in the relevant class of shares of each Fund. Each table also includes pro forma information for the combined Income and Growth Fund resulting from the Reorganization (the "Combined Income and Growth Fund") assuming the Reorganization took place on April 30, 1998, and after adjusting such information to reflect current fees. The expense information for the Income and Growth Fund and the Convertible Fund is based upon expenses for the twelve months ended April 30, 1998.

        As indicated in the table below, immediately upon consummation of the Reorganization, the "Total Fund Operating Expenses" for the Combined Income and Growth Fund are expected to be only slightly higher than the "Total Fund Operating Expenses" for the Convertible Fund.





                                                                                               Combined Income
                                                 Income and              Convertible           and Growth Fund
                                                 Growth Fund                Fund                  Pro Forma

                                               Class A    Class B      Class A    Class B     Class A    Class B

Annual Fund Operating Expenses
     (as a percentage of average net assets)
     Management Fees........................     0.70%       0.70%       0.65%       0.65%     0.70%      0.70%
     12b-1 Fees (after waiver) (a)..........     0.25%       1.00%       0.25%       1.00%     0.25%      1.00%
     Other Expenses.........................     0.18%       0.18%       0.21%       0.21%     0.17%      0.17%
   Total Fund Operating Expenses............     1.13%       1.88%       1.11%       1.86%     1.12%      1.87%


[Note:  to be updated based on 4/30/98 financial statements.]

        The following table shows shareholder transaction expenses currently applicable to the purchase of Class A and Class B shares of both Funds. These expenses will remain in effect as to the Combined Income and Growth Fund following the reorganization.

                             Income and Growth Fund
                                Convertible Fund
                            -------------------------

                                                        Class A      Class B
Shareholder Transaction Expenses
    Maximum Sales Load Imposed on Purchases
       (as a percentage of offering price)...........     4.75%    None
    Maximum Sales Load Imposed on Reinvested
       Dividends.....................................      None    None
    Deferred Sales Load (as a percentage
       of original purchase price or redemption
       proceeds, as applicable)......................      None    5% during the first
                                                                   year, decreasing 1%
                                                                   annually to 2%
                                                                   during the fourth
                                                                   and fifth years;
                                                                   dropping from 2% to
                                                                   0% after the fifth year


                                        3


Redemption Fee.......................................      None    None
Exchange Fee.........................................      None    None

------------------

(a) "12b-1 Fees" represent an asset based sales charge that, for a long term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). Equity Planning has voluntarily agreed to limit the Class A 12b-1 Fees of the Income and Growth Fund to 0.25% for the 1998 fiscal year. Class A 12b-1 Fees for the Income and Growth Fund would be .30% absent Equity Planning's waiver. The 12b-1 Fee for Class A and Class B Shares includes a service fee. See "Comparative Information on Distribution Arrangements -- Distribution Plans."

Example*
--------

An investor would pay the following expenses on a $1,000 investment assuming (1) a 5% annual return and (2) redemption at the end of each time period:

                                             Income and Growth Fund                     Convertible Fund

                                    1 Year    3 Years   5 Years    10 Years     1 Year  3 Years   5 Years   10 Years

Class A shares..................       $58       $82      $107        $178        $58       $81     $106      $176
Class B shares(1)...............       $59       $79      $102        $201        $59       $78     $101      $198

                    Pro Forma Combined Income and Growth Fund

                                    1 Year    3 Years   5 Years    10 Years

Class A shares..................      $58       $81      $106        $177
Class B shares(1)...............      $59       $79      $101        $199

An investor would pay the following expenses on the same $1,000 investment assuming no redemption at the end of each time period:

                                             Income and Growth Fund                     Convertible Fund

                                    1 Year    3 Years   5 Years    10 Years     1 Year    3 Years  5 Years  10 Years

Class A shares..................       $58       $82      $107        $178        $58       $81      $106     $176
Class B shares(1)...............       $19       $59      $102        $201        $19       $58      $101     $198

                    Pro Forma Combined Income and Growth Fund

                                    1 Year    3 Years   5 Years    10 Years

Class A shares..................       $58       $81      $106        $177
Class B shares(1)...............       $19       $59      $101        $199


--------------

(1) Ten-year figures assume conversion of Class B shares to Class A shares at the end of eight years.

* The purpose of the table above is to help the investor understand the various costs and expenses that the investor will bear directly or indirectly. The Example should not be considered a representation of past or future return or expenses. Actual return or expenses may be greater or less than shown.

                           THE PROPOSED REORGANIZATION

Agreement and Plan of Reorganization

         The terms and conditions under which the proposed Reorganization may be consummated are set forth in the Plan. Significant provisions of the Plan are summarized below. This summary, however, is qualified in its entirety by reference to the Plan, a form of which is attached to this Prospectus/Proxy Statement as Appendix A.

         The Plan contemplates (i) the acquisition by the Income and Growth Fund, on the closing date of the Reorganization, of all or substantially all of the assets of the Convertible Fund in exchange for Class A and Class B shares of the Income and Growth Fund and the assumption by the Income and Growth Fund of certain identified liabilities of the Convertible Fund and (ii) the distribution of shares of the corresponding class of the Income and Growth Fund to the shareholders of the Convertible Fund in exchange for their respective shares of the Convertible Fund.

         The assets of the Convertible Fund to be acquired by the Income and Growth Fund include all property, including, without limitation, all cash, securities, and dividends or interest receivables which are owned by the Convertible Fund and any deferred or prepaid expenses shown as an asset on the books of the Convertible Fund on the closing date of the Reorganization. The Income and Growth Fund will assume all liabilities, accrued expenses, costs, charges, and reserves of the Convertible Fund reflected on an unaudited statement of assets and liabilities as of the closing date. The closing of the Reorganization will occur on the first Friday following satisfaction (or waiver) of the conditions to closing set forth in the Plan (currently anticipated to be October __, 1998), or such later date as the parties may agree (the "Closing Date").

         The value of the Convertible Fund' assets to be acquired and the Convertible Fund' liabilities to be assumed by the Income and Growth Fund and the net asset value of each class of shares of the Income and Growth Fund will be determined as of immediately after the close of regular trading on the New York Stock Exchange on the Closing Date, using the valuation procedures set forth in the Income and Growth Fund's then-current Prospectus and Statement of Additional Information. The number of Class A and Class B shares of the Income and Growth Fund to be issued to the Convertible Fund will be determined by dividing (a) the value of the aggregate net assets attributable to each class of shares of the Convertible Fund by (b) the net asset value per share of the corresponding class of the Income and Growth Fund.

         On the Closing Date, the Convertible Fund will liquidate and distribute pro rata to its shareholders of record the Income and Growth Fund shares received by the Convertible Fund in exchange for their respective shares in the Convertible Fund. This liquidation and distribution will be accomplished by opening an account on the books of the Income and Growth Fund in the name of each shareholder of record in the Convertible Fund and by crediting thereon the shares due pursuant to the Reorganization. Every Convertible Fund shareholder will own shares of the corresponding class of the Income and Growth Fund immediately after the Reorganization, the value of which will be equal to the value of the shareholder's Convertible Fund shares immediately prior to the Reorganization.

         At or prior to the Closing Date, the Convertible Fund will declare a dividend or dividends which, together with all previous such dividends, have the effect of distributing to the Convertible Fund shareholders all of the Convertible Fund' investment company taxable income of the Convertible Fund for all taxable years ending at or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gains realized (after reduction for any capital loss carry-forward) in all taxable years ending at or prior to the Closing Date.

         The consummation of the Reorganization is subject to a number of conditions set forth in the Plan. Certain of these conditions may be waived by the Board of Trustees of either Trust, or by an authorized officer of each Trust, as appropriate. Among the significant conditions which may not be waived are: (i) the receipt by the Trust and the Acquiring Trust of an opinion of counsel as to certain Federal income tax aspects of the Reorganization and (ii) the approval of the Plan by the shareholders of the Convertible Fund. The Plan may be terminated and the Reorganization abandoned at any time, before or after approval by the shareholders of the Convertible Fund, prior to the Closing Date, by either party by resolution of its Board of Trustees. In addition, the Plan may be amended by mutual agreement, except that no amendment may be made to the Plan subsequent to the Meeting that would change the provisions for determining the number of Income and Growth Fund shares to be issued to shareholders of the Convertible Fund without their further approval.

Reasons for the Reorganization

         The proposed Reorganization is the outcome of deliberations by the Board of Trustees of the Trusts undertaken at the request of each Advisor. In November 1997, each Adviser recommended that the Trustees of the respective Trust consider the benefits that would be realized by the shareholders of each Fund if the Convertible Fund were to be combined with the Income and Growth Fund. In response to this recommendation, the Independent Trustees of each Trust requested that management outline a specific reorganization proposal for their consideration and, in connection therewith, that management provide the Independent Trustees with an analysis of the specific benefits to be realized by shareholders from the proposal.

         At meetings of the Trust held on May 1, 1998 and May 27, 1998, PIC presented a specific reorganization proposal and supporting information for review by the Board of Trustees of the Trust. In the course of their review, the Trustees of the Trust noted that the Reorganization would be a means of combining two series with substantially similar investment objectives and would permit the shareholders of the Convertible Fund to pursue their investment goals in a larger fund. The Trustees also considered that the Income and Growth Fund offered a wider scope of potential investment opportunities when compared to the Convertible Fund, which was generally limited to investing 65% of its portfolio in convertible securities. The Trustees were presented with information showing that the total expense ratio of the Income and Growth Fund is only slightly higher than the total expense ratio of the Convertible Fund and the total expense ratio of the Combined Income and Growth Fund following the Reorganization is projected to be slightly higher than the current total expense ratio of the Convertible Fund. The Trustees, however, also considered the fact that the Reorganization could result in future economies of scale through the achievement of breakpoints in advisory fees, reduction or elimination of duplicate costs and expenses and the spreading of fixed and variable costs over a larger asset base. The Trustees also considered the Advisers' preference to devote available resources to a single larger fund rather than to two smaller funds with slightly different investment strategies.

         In the course of their review, the Independent Trustees also noted that the average annual return of Class A shares of the Income and Growth Fund of 16.10%, 10.93% and 12.58% for the one, five, and ten year periods ended April 30, 1998 compared favorably with the average annual return of 14.82%, 9.66% and 10.46% for the Class A shares of the Convertible Fund for the same periods. In addition, the Board of Trustees noted that the Reorganization provides for continuity of distribution and advisory arrangements and shareholder services. The trustees also noted that the Acquiring Trust had elected not to assume any unreimbursed expenses of Equity Planning related to the sale of Class B Shares of the Convertible Fund that exist at the time of the Reorganization. Finally, the Trustees noted that the Reorganization will not result in the recognition of any gain or loss for Federal income tax purposes either to the Convertible Fund or the Income and Growth Fund or to the shareholders of either Fund.

         After considering these and other factors, the Board of Trustees of the Trust, including the Independent Trustees, unanimously concluded that the Reorganization would be in the best interests of the Convertible Fund and its shareholders and that the interests of existing Convertible Fund shareholders will not be diluted as a result of the transactions contemplated by the Reorganization. The Board of Trustees of the Trust then unanimously voted to approve the Plan and authorize the officers of the Trust to submit the Plan to shareholders for consideration.

         In addition, at meetings held on May 1, 1998 and May 27, 1998, the Board of Trustees of the Acquiring Trust, including the Independent Trustees, unanimously concluded that the Reorganization would be in the best interests of the Income and Growth Fund and the shareholders and that the interests of existing Income and Growth Fund shareholders will not be diluted as a result of the Reorganization. The Board of Trustees of the Acquiring Trust also unanimously voted to approve the Plan.

Federal Income Tax Consequences

         Counsel to the Funds, Goodwin, Procter & Hoar LLP, is to opine that, subject to customary assumptions and representations, on the basis of the existing provisions of the Internal Revenue Code (the "Code"), the Treasury Regulations promulgated thereunder and current administrative and judicial interpretations thereof, for Federal income tax purposes: (a) the transfer of all or substantially all of the assets of the Convertible Fund solely in exchange for Income and Growth Fund shares and the assumption by the Income and Growth Fund of certain assumed liabilities of the Convertible Fund, and the distribution of such shares to the shareholders of the Convertible Fund, will constitute a "reorganization" within the meaning of Section 368(a)(1)(C); the Income and Growth Fund and the Convertible Fund will each be a "party to a reorganization" within the meaning of Section 368(b); (b) no gain or loss will be recognized by the Income and Growth Fund on the transfer of the assets of the Convertible Fund to the Income and Growth Fund in exchange for Income and Growth Fund shares and the assumption by the Income and Growth Fund of certain assumed liabilities of the Convertible Fund or upon the distribution of Income and Growth Fund shares to the Convertible Fund' shareholders in exchange for their shares of the Convertible Fund; (c) the tax basis of the Convertible Fund' assets acquired by the Income and Growth Fund will be the same to the Income and Growth Fund as the tax basis of such assets to the Convertible Fund immediately prior to the Reorganization, and the holding period of the assets of the Convertible Fund in the hands of the Income and Growth Fund will include the period during which those assets were held by the Convertible Fund; (d) no gain or loss will be recognized by the Income and Growth Fund upon the receipt of the assets of the Convertible Fund solely in exchange for the Income and Growth Fund shares and the assumption by the Income and Growth Fund of certain assumed liabilities of the Convertible Fund; (e) no gain or loss will be recognized by shareholders of the Convertible Fund upon the receipt of Income and Growth Fund shares by such shareholders, provided such shareholders receive solely Income and Growth Fund shares (including fractional shares) in exchange for their Convertible Fund shares; and (f) the aggregate tax basis of the Income and Growth Fund shares, including any fractional shares, received by each shareholder of the Income and Growth Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the Convertible Fund shares held by such shareholder immediately prior to the Reorganization, and the holding period of the Income and Growth Fund shares, including fractional shares, to be received by each shareholder of the Convertible Fund will include the period during which the Convertible Fund shares exchanged therefor were held by such shareholder (provided that the Convertible Fund shares were held as a capital asset on the date of the Reorganization).

         The receipt of such an opinion is a condition to the consummation of the Reorganization. The Trust has not obtained an Internal Revenue Service ("IRS") private letter ruling regarding the federal income tax consequences of the Reorganization, and the IRS is not bound by advice of counsel. If the transfer of the assets of the Convertible Fund in exchange for Income and Growth Fund shares and the assumption by the Income and Growth Fund of certain liabilities of the Convertible Fund do not constitute a tax-free reorganization, each Convertible Fund shareholder will recognize gain or loss equal to the difference between the value of Income and Growth Fund shares such shareholder acquires and the tax basis of such shareholder's Convertible Fund shares. Shareholders of the Funds should consult their tax advisers regarding the effect, if any, of the proposed Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Reorganization, shareholders of the Funds should also consult tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capitalization

         The following table sets forth the capitalization of the Income and Growth Fund and the Convertible Fund, and on a pro forma basis for the net Combined Income and Growth Fund as of April 30, 1998 giving effect to the proposed acquisition of net assets at net asset value. The pro forma data reflects an exchange ratio of 1.848392 and 1.836447 for Class A and Class B shares, respectively, of the Income and Growth Fund issued for each Class A and Class B share, respectively, of the Convertible Fund.

                                                                                          Combined Income
                                                Income and            Convertible         and Growth Fund
                                                Growth Fund             Fund                 Pro Forma

Net assets
     Class A..............................      $459,991,986          $195,551,146          $655,543,132
     Class B..............................       361,875,993             8,608,357           370,484,350


Net asset value per share
     Class A..............................            $10.20                $18.85                $10.20
     Class B..............................             10.22                 18.77                 10.22


Shares outstanding
     Class A..............................        45,084,238            10,372,087            64,255,919
     Class B..............................        35,407,595               458,660            36,249,900


        The table set forth above should not be relied on to determine the number of Income and Growth Fund shares to be received in the Reorganization. The actual number of shares to be received will depend upon the net asset value and number of shares outstanding of the Convertible Fund and the Income and Growth Fund at the time of the Reorganization.

Historical Performance Information

        The following table sets forth the average annual total return of the Class A and Class B shares of the Convertible Fund and the Income and Growth Fund for the periods indicated.

                        Average Annual Total Returns for
                             Periods Ending 4/30/98

              Fund Name                           1 Year                     5 Years             10 Years

Income and Growth Fund
     Class A                                        16.10%                    10.93%                12.58%
     Class B                                        17.03%                    11.19%                    --

Convertible Fund
     Class A                                        14.82%                     9.66%                10.46%
     Class B                                        15.70%                        --                    --


        The average annual total return for the Class B shares of the Income and Growth Fund from inception (January 3, 1992) to April 30, 1998 was 11.49%. The average annual total return for the Class B shares at the Convertible Fund from inception (July 15, 1994) to April 30, 1998 was 11.92%. Average annual total return is the compounded return for the period indicated. It reflects the change in share price, the reinvestment of all dividends and capital gains and the effect of the maximum sales charge. Class A shares reflect the deduction of the maximum 4.75% sales charge. Class B shares are subject to a maximum contingent deferred sales charge of 5%. The 1-year performance information for Class B shares reflects the deduction of a 4% CDSC and the year-to-date returns reflect the deduction of a 5% CDSC. Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

                             PRINCIPAL RISK FACTORS

        The following highlights the principal differences between the risk factors associated with an investment in the Income and Growth Fund as contrasted with those associated with the Convertible Fund and is qualified in its entirety by the more extensive discussion of risk factors in the Prospectuses and Statements of Additional Information for the Income and Growth Fund and the Convertible Fund.

        Under normal circumstances, the Convertible Fund invests at least 65% of its total assets in convertible securities. Convertible securities are hybrid securities that combine the investment characteristics of both fixed income securities and common stocks. Convertible securities generally offer higher yields than common stocks but lower yields than comparable nonconvertible fixed income securities. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security's governing instrument. If a convertible security held by the Convertible Fund is called for redemption, the Convertible Fund may be required to permit the issuer to redeem the security, convert it into the underlying common stock or sell it to a third party. The Income and Growth Fund may invest in equity and fixed income securities, including convertible securities. The risk characteristics of the Income and Growth Fund will therefore depend on the relative weighting of its portfolio from time to time.

        The Income and Growth Fund may invest up to 35% of its total net assets in non-rated and non-investment grade fixed income securities (commonly referred to as "junk" bonds). The Convertible Fund may invest up to 100% of its net assets in non-rated and non-investment grade convertible securities. Non-investment grade and certain non-rated securities are predominantly speculative with respect to the issuer's capacity to repay principal and pay interest. Investment in non-investment grade and non-rated securities normally involves a greater degree of investment and credit risk than does investment in securities having higher ratings. With such securities, there is a greater possibility that an adverse change in the financial condition of the issuer may affect its ability to make payments of income and principal. The expenses of the Fund would increase if it became necessary to seek recovery from such an issuer. The market prices of non-investment grade and non-rated securities generally fluctuate in response to changes in economic conditions more than those of higher rated securities. Non-investment grade and non-rated securities may be thinly traded and less liquid than investment grade securities and are therefore harder to value and more susceptible to adverse publicity concerning the issuer. To the extent that either Fund holds any non-investment grade or non-rated securities, it may be negatively affected by adverse economic developments, increased volatility or lack of liquidity.

        The Income and Growth Fund is not permitted to leverage its portfolio through borrowing arrangements. The Convertible Fund may leverage its portfolio in order to increase its ownership of securities holdings by borrowing from banks and investing the borrowed funds. Interest on money borrowed will be an expense of the Convertible Fund with respect to which the borrowing has been made. Any investment gains made with the additional monies borrowed in excess of interest paid will benefit the Convertible Fund. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the monies borrowed), the Convertible Fund will be worse off than it would have been if it had not borrowed.

        Both Funds are permitted to make substantial investments in foreign securities (100% of total assets in the case of the Income and Growth Fund and 25% of net assets in the case of the Convertible Fund). Investing in foreign securities involves different risks from those involved in investing in securities of U.S. issuers. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investment or exchange control regulations, political instability which could affect U.S. investment in foreign countries, difficulty in invoking legal process abroad, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility, and changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many foreign securities will not be registered with the Commission and many of the issuers of foreign securities will not be subject to the Commission's reporting requirements. Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may compare favorably or unfavorably with the United States economy with respect to such factors as rate of growth, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions, and economic trends in foreign countries may be difficult to assess.


                COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

        The following discussion summarizes some of the more significant similarities and differences in the investment objectives, policies and restrictions of the Income and Growth Fund and the Convertible Fund. The discussion below is qualified in its entirety by the discussion elsewhere herein, and in the Prospectus and Statement of Additional Information for each Fund.

Investment Objectives and Policies

        The investment objectives of the Income and Growth Fund and the Convertible Fund are substantially similar. The primary investment objective of the Income and Growth Fund is to provide an investment in a diversified group of securities that are selected for current yield consistent with preservation of capital. The secondary objective of the Income and Growth Fund is to achieve capital appreciation that is consistent with the primary objective. The Convertible Fund seeks as its investment objectives income and the potential for capital appreciation, which objectives are to be considered as relatively equal. The primary investment objective of the Income and Growth Fund and the investment objectives of the Convertible Fund are "fundamental" policies which may not be changed without the approval of the holders of at least a "majority of the outstanding voting securities" (as that term is defined in the 1940 Act) of the respective Fund. The secondary investment objective of the Income and Growth Fund is a non-fundamental policy that may be changed by the Acquiring Trust's Board of Trustees.

        The investment policies of the Income and Growth Fund differ from the investment policies of the Convertible Fund in certain important respects.

        The Income and Growth Fund must invest at least 65% of its total assets in securities that have the potential to produce income and achieve capital growth. The Income and Growth Fund may invest in common stock, debt securities and preferred stocks which are convertible into or carry the right to purchase common stock or other equity securities ("Convertible Securities"), debt securities, U.S. government securities, and options on securities, securities indices and currencies. The Income and Growth Fund may invest up to 35% of its net assets in high risk fixed income securities (commonly known as "junk bonds"). See "Principal Risk Factors."

        Under normal circumstance, the Convertible Fund will invest at least 65% of its total assets in convertible securities. If at any time the Convertible Fund investments in common stocks, warrants and non-convertible securities exceeds 35% of the market value of its total assets (other than cash and government securities), the Convertible Fund will only invest in convertible securities until the 65% standard is equaled or exceeded. The 65% standard may not be maintained at all times. The Convertible Fund may invest its assets without limitation in high-grade senior securities or government securities or retain cash or cash equivalents when a temporary defensive position is deemed advisable by the Adviser. The Convertible Fund is not subject to any limitations with respect to the rating of the convertible securities in its portfolio, which may include high, medium, lower and non-rated securities. See "Principal Risk Factors."

Certain Investment Restrictions

        The Convertible Fund and the Income and Growth Fund are both subject to certain investment restrictions that restrict the scope of their investments. Fundamental investment restrictions may not be changed without the affirmative vote of the holders of a majority of the outstanding securities (as defined in the 1940 Act) of the respective Fund. However, investment restrictions that are not fundamental may be changed by the Board of Trustees without shareholder approval. The table below presents a comparison of certain fundamental and non-fundamental investment restrictions of the Convertible Fund and the Income and Growth Fund. Fundamental restrictions are followed by an (F); non-fundamental restrictions are followed by an (nf).

--------------------------------------------------------------------------------------------------------
Subject Matter of Restriction     Convertible Fund                            Income and Growth Fund
--------------------------------------------------------------------------------------------------------
Borrowing                         The Convertible Fund may borrow             The Income and Growth Fund
                                  money (a) for temporary                     may not borrow money. (F)
                                  administrative purposes up to 10%
                                  of the value of its total assets and
                                  (b) for investment purposes if such
                                  borrowing is (i) authorized by the
                                  Trustees prior to the public offering
                                  of the Convertible Fund or by
                                  shareholders of the Convertible
                                  Fund thereafter; (ii) limited to 25%
                                  of the value of its total assets
                                  including such borrowings (iii) and
                                  the lender agrees that any recourse
                                  is limited to the assets of the
                                  Convertible Fund.  (F)

                                  The Board of Trustees authorized borrowing for
                                  investment purposes by the Convertible Fund
                                  prior to the public offering of its shares.
--------------------------------------------------------------------------------------------------------
Pledging                          The Convertible Fund may not                The Income and Growth Fund
                                  pledge, mortgage or hypothecate its         may not pledge, mortgage or
                                  assets to an extent greater than 10%        hypothecate any securities or
                                  of the value of its total assets and        other property.  (F)
                                  any such pledge, mortgage or
                                  hypothecation must be to secure
                                  permitted borrowings.  (F)
--------------------------------------------------------------------------------------------------------
Debt Securities-Credit            The Convertible Fund may invest             The Income and Growth Fund
Quality                           up to 100% of its total assets in           may invest up to 35% of its
                                  non-rated or non-investment grade           assets in non-rated or
                                  convertible securities.  (nf)               non-investment grade high
                                                                              risk fixed income securities.
                                                                              (nf)
--------------------------------------------------------------------------------------------------------
Foreign Securities                The Convertible Fund may invest             The Income and Growth Fund
                                  up to 25% of its net assets in              may invest up to 100% of its
                                  foreign securities.  (nf)                   total assets in foreign
                                                                              securities.  (nf)
--------------------------------------------------------------------------------------------------------


                                       12


--------------------------------------------------------------------------------------------------------
Subject Matter of Restriction     Convertible Fund                            Income and Growth Fund
--------------------------------------------------------------------------------------------------------
Lending                           The Convertible Fund may not                The Income and Growth Fund
                                  make cash loans, except that it may         may not make loans, except
                                  (a) purchase bonds, notes or similar        that it may lend portfolio
                                  obligations customarily purchased           securities up to 25% of net
                                  by institutional investors and (b)          assets at the time the loan is
                                  enter into repurchase agreements            made to broker/dealers or
                                  (except that no more than 10% of            other financial institutions not
                                  the Convertible Fund' net assets            affiliated with the Trust or the
                                  may be subject to repurchase                Adviser, subject to conditions
                                  agreements maturing in more than            established by the Adviser
                                  seven days).  (F)                           and may enter into repurchase
                                                                              transactions in accordance
                                  The Convertible Fund may not                with the Income and Growth
                                  make securities loans except that it        Fund Prospectus.  (F)
                                  may make loans of its portfolio
                                  securities up to 25% of the value of        The purchase of bonds, notes
                                  its total assets.  (F)                      or similar obligations
                                                                              customarily purchased by
                                                                              institutional investors is not
                                                                              considered as making loans
                                                                              by the Income and Growth
                                                                              Fund.  (nf)
--------------------------------------------------------------------------------------------------------
Illiquid Securities/Restricted    The Convertible Fund may purchase           The Income and Growth Fund
Securities                        illiquid securities, (including             may not invest more than
                                  repurchase agreements providing             15% of the value of its net
                                  for settlement more than seven days         assets in illiquid securities,
                                  after notice) or restricted securities      including (i) restricted
                                  if such illiquid securities do not          securities (except that the
                                  constitute more than 15% of its net         Board of Trustees may
                                  assets.  (F)                                determine that certain Rule
                                                                              144A securities are liquid),
                                                                              (ii) repurchase agreements
                                                                              maturing in more than seven
                                                                              days and (iii) securities
                                                                              that are not readily
                                                                              marketable. (nf)
--------------------------------------------------------------------------------------------------------
Margin and Short Sales            The Convertible Fund may not                The Income and Growth Fund
                                  purchase securities on margin,              may not purchase securities
                                  except that the Fund may obtain             on margin or engage in short
                                  such short-term credits as may be           sales.  (F)
                                  necessary for the clearance of
                                  purchases and sales of securities.
                                  (F)

                                  The Convertible Fund may not
                                  make short sales of securities or
                                  maintain a short position.  (F)
--------------------------------------------------------------------------------------------------------


                                       13



--------------------------------------------------------------------------------------------------------
Subject Matter of Restriction     Convertible Fund                            Income and Growth Fund
--------------------------------------------------------------------------------------------------------
Unseasoned Issuers                The Convertible Fund may not                The Income and Growth Fund
                                  purchase securities of any issuer           may not invest more than 5%
                                  which together with predecessors            of its net assets in securities
                                  has a record of less than 3 years'          of issuers (including their
                                  continuous operation if as a result         predecessors) who have been
                                  more than 5% of its net assets              in business for less than three
                                  would be so invested.  (F)                  years.  (nf)
--------------------------------------------------------------------------------------------------------
Other Investment Companies        The Convertible Fund may not                The Income and Growth Fund
                                  purchase securities of other                may not purchase any
                                  investment companies, except in the         security of an investment trust
                                  open market at customary broker's           except for purchases in the
                                  commissions or as part of a plan of         open market with no
                                  merger or consolidation. (F)                commission other than a
                                                                              customary broker's
                                                                              commission.  (F)
--------------------------------------------------------------------------------------------------------
Diversification                   The Convertible Fund may not                The Income and Growth Fund
                                  purchase securities of an issuer            may not purchase any
                                  (other than obligations issued or           securities (other than U.S.
                                  guaranteed by the U.S. government           Government obligations) if,
                                  or its agencies or instrumentalities)       as a result, more than 5% of
                                  if immediately thereafter (i) more          the value of its total assets
                                  than 5% of its total assets would be        would be invested in
                                  invested in the securities of such          securities of a single issuer or
                                  issuer or (ii) more than 10% of the         more than 10% of any class
                                  outstanding securities of any class         of securities or more than
                                  of such issuer would be held by the         10% of the outstanding voting
                                  Convertible Fund or by all series of        securities of any issuer would
                                  the Trust in the aggregate.  (F)            be held.  (F).
--------------------------------------------------------------------------------------------------------
Industry Concentration            The Convertible Fund may not                The Income and Growth Fund
                                  purchase any security if such               may not invest more than
                                  purchase would cause its aggregate          25% of its total assets in any
                                  investment in any one industry to           one industry or group of
                                  exceed 25% of its total assets.  (F)        industries.  (F)
--------------------------------------------------------------------------------------------------------
Oil & Gas                         The Convertible Fund may not                The Income and Growth Fund
                                  invest in oil, gas and other mineral        may not invest in interests
                                  exploration programs although it            (including leases) in oil, gas
                                  may purchase securities of issuers          or mineral development
                                  which engage in whole or in part in         programs.  (nf)
                                  such activities.  (F)
--------------------------------------------------------------------------------------------------------
Senior Securities                 The Convertible Fund may not issue          The Income and Growth Fund
                                  senior securities as defined in the         may not issue senior
                                  1940 Act except that it may borrow          securities.  (F)
                                  from banks pursuant to its
                                  investment restriction regarding
                                  borrowing and enter into foreign
                                  currency contracts and options
                                  thereon as described in the
                                  Convertible Fund prospectus and
                                  statement of additional information. (F)
--------------------------------------------------------------------------------------------------------


                                       14


--------------------------------------------------------------------------------------------------------
Subject Matter of Restriction     Convertible Fund                            Income and Growth Fund
--------------------------------------------------------------------------------------------------------
Futures and Options               The Convertible Fund may not                The Income and Growth Fund
                                  invest in puts, calls, straddles, or        may write covered call
                                  combinations thereof, except that           options on securities and
                                  the Convertible Fund may (a) write          securities indices up to 25%
                                  exchange-traded covered call                of the value of its net assets.
                                  options on portfolio securities and         (nf)
                                  enter into closing purchase
                                  transactions with respect to such           The Income and Growth Fund
                                  options, and (b) invest up to 2% of         does not have any investment
                                  its total assets in exchange-traded         restriction regarding
                                  call and put options on securities          investments in financial
                                  and securities indices.  (F)                futures contracts and related
                                                                              options.  (nf)
                                  The Convertible Fund may engage in financial
                                  futures contracts and related options
                                  transactions for hedging purposes, provided
                                  that the sum of the initial margin deposits on
                                  existing futures and related options positions
                                  and the premiums paid for related options
                                  would not exceed 2% of its total assets. (nf)
--------------------------------------------------------------------------------------------------------
Securities held by Trustees       The Convertible Fund may not                The Income and Growth Fund
and Officers                      purchase or retain securities of any        may not purchase or retain
                                  issuer if any officer or Trustee of         securities of any issuer if the
                                  the Trust or officer or director of         officers or trustees of the
                                  PIC owns beneficially more than 1/2         Fund who own beneficially
                                  of 1% of the outstanding securities         more than 1/2 of 1% of such
                                  of the issuer or all such persons           issuer, together own
                                  owning more than 1/2 of 1% of such          beneficially more than 5% of
                                  securities together own beneficially        such issuer's securities. (nf)
                                  more than 5% of such securities.
                                  (F)
--------------------------------------------------------------------------------------------------------
Real Estate and Commodity         The Convertible Fund may not                The Income and Growth Fund
Contracts                         make investments in real estate or          may not deal in real estate but
                                  commodities or commodity                    may purchase marketable
                                  contracts although the Convertible          securities of companies that
                                  Fund may  purchase securities of            deal in real estate or interests
                                  issuers which deal in real estate or        therein, including real estate
                                  commodities and may purchase                investments by excluding real
                                  securities which are secured by real        estate limited partnerships.
                                  estate interests such as  real estate       (F)
                                  investment trusts.  (F)
                                                                              The Income and Growth Fund
                                                                              may not deal in commodities
                                                                              or commodities contracts.
                                                                              (F)
--------------------------------------------------------------------------------------------------------


                                       15


--------------------------------------------------------------------------------------------------------
Subject Matter of Restriction     Convertible Fund                            Income and Growth Fund
--------------------------------------------------------------------------------------------------------
Mortgage-Related and Other        No fundamental or non-fundamental           The Income and Growth Fund
Asset-Backed Securities           restriction                                 may invest in securities that
                                                                              directly or indirectly
                                                                              represent an ownership
                                                                              participation in, or are
                                                                              secured by or payable from
                                                                              mortgage loans in real
                                                                              property. The Income and
                                                                              Growth Fund may invest up
                                                                              to 5% of its assets in
                                                                              privately-issued asset backed
                                                                              securities, including
                                                                              collateralized mortgage
                                                                              obligations. (nf)
--------------------------------------------------------------------------------------------------------

              COMPARATIVE INFORMATION ON DISTRIBUTION ARRANGEMENTS

Multiple Class Structure

        The Convertible Fund offers two classes of shares which may be purchased at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase (Class A Shares) or (ii) on a contingent deferred basis (Class B Shares). Class A Shares are offered to the public at the next determined net asset value after receipt of the order by State Street Bank (the Convertible Fund's transfer agent), plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge for Class A Shares is reduced on a graduated scale on single purchases of $50,000 or more and may be reduced or varied under certain circumstances as described in the Convertible Fund prospectus. Class B Shares are offered to the public at the next determined net asset value after receipt of an order by State Street with no sales charge. Class B Shares are subject to a sales charge if they are redeemed within five years of purchase. Class B Shares will automatically convert to Class A Shares without a sales charge at the relative net asset value of each class eight years after the acquisition of the Class B Shares.

        The Income and Growth Fund also offers two classes of shares which may be purchased at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of the purchase (the Class A Shares) or (ii) on a contingent deferred basis (the Class B Shares). The Class A and Class B shares of the Income and Growth Fund are offered under the same sales charge arrangements as the Class A and Class B Shares of the Convertible Fund.

        In the proposed Reorganization, shareholders of the Convertible Fund will receive the corresponding class of shares of the Income and Growth Fund which they currently hold in the Fund. The Reorganization will be effected at net asset value without the imposition of a sales charge, and thus, the shares of the Income and Growth Fund acquired by shareholders of the Fund pursuant to the proposed Reorganization would not be subject to any sales charge as a result of the Reorganization. However, holders of the Class B shares acquired as a result of the Reorganization would continue to be subject to a contingent deferred sales charge upon subsequent redemption to the same extent as if they had continued to hold their shares of the Convertible Fund. For purposes of computing the contingent deferred sales charge that may be payable upon disposition of any acquired Class B shares of the Income and Growth Fund, the holding period of the redeemed shares will be "tacked" to the holding period of the Convertible Fund.

Distribution Plans

        Equity Planning serves as the distributor of shares of both the Income and Growth Fund and the Convertible Fund. The Acquiring Trust has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Income and Growth Fund relating to the sale and promotion of Income and Growth Fund shares and the furnishing of shareholder services (the "Income and Growth Class A Plan" and the "Income and Growth Class B Plan," and collectively the "Income and Growth Plans").

        Pursuant to the Income and Growth Class A Plan, the Acquiring Trust may pay Equity Planning up to 0.30% annually of the average daily net assets of the Income and Growth Fund's Class A Shares. However, Equity Planning has voluntarily agreed to limit the maximum amount of payments under the Income and Growth Class A Plan for fiscal year 1998 to 0.25% annually of the average daily net assets of the Income and Growth Fund's Class A Shares. Of the amounts payable under the Income and Growth Class A Plan, the Acquiring Trust is required to pay Equity Planning 0.25% annually of average daily net assets of the Class A shares as compensation for providing shareholder services.

        Under the Income and Growth Class B Plan, the Acquiring Trust may pay Equity Planning up to 1.00% annually of the average daily net assets of the Income and Growth Fund's Class B Shares. Of the amounts payable to Equity Planning under the Income and Growth Class B Plan, the Acquiring Trust may reimburse Equity Planning for actual distribution expenses incurred up to 0.75% annually of the average daily net assets of the Income and Growth Fund Class B Shares. In addition, the Acquiring Trust is required to pay Equity Planning 0.25% annually of average daily net assets as compensation for providing shareholder services. Equity Planning's distribution expenses from selling Class B Shares may be more than the payments received from contingent deferred sales charges collected on redeemed shares and from the Acquiring Trust under the Income and Growth Class B Plan. Those expenses may be carried over and paid in future years. At April 30, 1998, Equity Planning had incurred unreimbursed expenses under the Income and Growth Class B Plan of $680,700.

        The Trust also has adopted distribution plans pursuant to Rule 12b-1 on behalf of each class of shares of the Convertible Fund, (the "Trust Class A Plan," "Trust Class B Plan," and collectively, the "Trust Plans"). The terms of the Trust Plans are substantially identical to those of the Income and Growth Plans except that under the Trust Class A Plan, Equity Planning may not receive more than 0.25% of the average daily net assets of the Convertible Fund's Class A Shares whereas with the Income and Growth Class A Plan, Equity Planning would be able to increase payments to 30 basis points if it terminated its voluntary reduction. Equity Planning's distribution expenses from selling Class B Shares of the Convertible Fund may be more than the payments received from contingent deferred sales charges collected on redeemed shares and from the Trust under the Trust Class B Plan. Those expenses may be carried over and paid in future years. At April 30, 1998, Equity Planning had incurred unreimbursed expenses under the Trust Class B Plan of $326,900 that were allocable to the Convertible Fund. The Acquiring Trust will not assume any unreimbursed expenses of Equity Planning related to the sale of Class B Shares of the Convertible Fund that exist at the time of the Reorganization.


                 COMPARATIVE INFORMATION ON SHAREHOLDER SERVICES

        Both the Income and Growth Fund and the Convertible Fund offer the same shareholder services, including a Systematic Withdrawal Program, dividend and/or capital gain distribution program, telephone exchanges, telephone redemptions and access to the Investo-Matic Program, an automatic investment program.


        The Income and Growth Fund and the Convertible Fund distribute their net investment income quarterly, and distribute net realized capital gains, if any, at least annually. All dividends and distributions with respect to the shares of the Income and Growth Fund and the Convertible Fund are paid in additional shares of the respective Fund unless shareholders elect to receive cash. The number of shares received in connection with any reinvestment of dividends will be based upon the net asset value per share of the applicable class of shares of the Income and Growth Fund and the Convertible Fund in effect on the record date.

        The Income and Growth Fund and the Convertible Fund currently offer shareholders identical exchange privileges. Shareholders of the Income and Growth Fund and the Convertible Fund may exchange their shares for shares of a corresponding class of shares of other Phoenix Funds or any other Affiliated Phoenix Fund.

        Shares of the Income and Growth Fund and shares of the Convertible Fund may be redeemed at a redemption price equal to the net asset value of the shares as next determined following the receipt of a redemption order and any other required documentation in proper form. In the case of Class B shares redemption, investors will be subject to the applicable determined deferred sales charge, if any, for such shares. Payment of redemption proceeds for redeemed Convertible Fund and Income and Growth Fund shares are made within seven days after receipt of a redemption request in proper form and documentation.

        Because both the Income and Growth Fund and the Convertible Fund offer the same shareholder services, after the Closing the same services will continue to be available to the shareholders of the Convertible Fund but in their capacity as shareholders of the Income and Growth Fund.


                  COMPARATIVE INFORMATION ON SHAREHOLDER RIGHTS

        The following is a summary of certain provisions of the Declaration of Trust of each of the Trusts.

Form of Organization

        The Income and Growth Fund is a series of the Acquiring Trust, an unincorporated voluntary association organized under the laws of the Commonwealth of Massachusetts as a business trust, pursuant to a Declaration of Trust dated June 25, 1986, and as last amended on January 1, 1994 (the "Phoenix Income and Growth Fund

Declaration of Trust"). The operations of the Income and Growth Fund are governed by the Phoenix Income and Growth Fund Declaration of Trust and by Massachusetts law, as applicable. The Convertible Fund is a series of the Trust, which is an unincorporated voluntary association organized under the laws of the Commonwealth of Massachusetts as a business trust, pursuant to a Declaration of Trust dated April 7,1958, as last amended on May 22, 1996 ("Phoenix Series Fund Declaration of Trust"). The operations of the Convertible Fund are governed by the Phoenix Series Fund Declaration of Trust, and by Massachusetts law, as applicable. Both the Acquiring Trust and the Trust are registered with the Securities and Exchange Commission as open-end management investment companies and both are subject to the provisions of the 1940 Act, and the rules and regulations of the Commission thereunder.

Shares

        Each Declaration of Trust provides that the Trustees are authorized to create an unlimited number of series and, with respect to each series, to issue an unlimited number of full and fractional shares of one or more classes. The Trust currently has seven series of shares outstanding: Balanced Fund Series, Convertible Fund Series, Growth Fund Series, Aggressive Growth Fund Series, High Yield Fund Series, Money Market Fund Series and the U.S. Government Securities Fund Series. The Acquiring Trust currently has one series of shares outstanding: the Phoenix Income and Growth Fund. Each Trust in the future, may organize other separate series in addition to the currently existing series. The Income and Growth Fund offers Class A and Class B shares. The Convertible Fund offers Class A and Class B shares. The shares of a series when issued, are fully paid and non-assessable, have no preference, preemptive, or similar rights, and are freely transferable. The assets received by the Trusts for the issue or sale of shares of a series and any class thereof and all income, earnings, profits and proceeds thereof, subject only to the rights of creditors, are allocated to such series and class, respectively, and constitute the rights of such series or class. Any underlying assets of a series and class are required to be segregated on the books of account and are to be charged with the expenses in respect to such series and class and with a share of the general expenses of the respective Trust.

Meetings

        The Phoenix Income and Growth Fund Declaration of Trust does not contain any requirement for periodic, special meetings of shareholders. Under the Phoenix Income and Growth Fund Declaration of Trust, meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares of such series having voting rights. The Phoenix Series Fund Declaration of Trust provides that holders of 10% of the outstanding shares of the Trust can call a meeting of shareholders for a purpose requiring shareholder action. Shares of the Trusts do not have cumulative voting rights and the holders of more than 50% of the shares of each Trust voting for the election of Trustees can elect all of the Trustees of the Trust if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees.

Shareholder Liability

        Unlike the stockholders of a corporation, shareholders of a Massachusetts business trust, such as the Trusts, under certain circumstances, could be held personally liable for the debts, claims or other obligations of the business trust. Both the Phoenix Income and Growth Fund Declaration of Trust and the Phoenix Series Fund Declaration of Trust, however, disclaim shareholder liability for acts or obligations of the respective Trust and provide that shareholders shall not be subject to any personal liability for the acts or obligations of the Trust and that every written agreement, undertaking, or obligation made or issued by the Trust shall contain a provision to this effect. Each Declaration of Trust provides for indemnification, out of the property of the respective series of the Trust with respect to which such shareholder's shares are issued, for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder of either Trust incurring financial loss on account of shareholder liability is considered remote since such liability is limited to circumstances in which a disclaimer is inoperative and the Trust would be unable to meet its obligations.

Liability of Trustees

        Under the Phoenix Income and Growth Fund Declaration of Trust and the Phoenix Series Fund Declaration of Trust, a Trustee will be personally liable only for his own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the office of Trustee. Under each Declaration of Trust, Trustees and officers will be indemnified for the expenses of litigation against them unless it is determined that the person did not act in good faith in the reasonable belief that the person's action was in or not opposed to the best interests of the Trust or if his conduct is determined to constitute willful misfeasance, bad faith, gross negligence or reckless disregard of his duties. Each Trust may also advance money for these expenses provided that the Trustee or officer undertakes to repay the Trust if his conduct is later determined to preclude indemnification.

Voting Requirements

        The Phoenix Income and Growth Fund Declaration of Trust generally provides that, to the extent permitted by the 1940 Act, with respect to matters that concern only the interests of a series or class, only the holders of shares of such series are entitled to vote. The Phoenix Series Fund Declaration of Trust provides for Trust-wide voting on all matters except as to matters for which a separate vote of a series is required by such Declaration of Trust or as to matters that affect the interest of one or more but not all series (in which event only the affected series shall vote.) Each Declaration of Trust provides for class-specific voting on Rule 12b-1 distribution plans that are applicable only to a particular class.

Liquidation or Dissolution

        In the event of the liquidation or dissolution of a series of either Trust, the shareholders of the respective series or class are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the series or class over the liabilities belonging to the series or class. The assets so distributable to shareholders will be distributed among shareholders of a series or class in proportion to the number of shares held by them and recorded on the books of the respective series or class.

Appraisal Rights

        The Phoenix Income and Growth Fund Declaration of Trust provides that shareholders have appraisal rights in connection with any merger or consolidation with, or transfer of its assets to another entity. However, the staff of the Commission has taken the position that any rights to appraisal arising under state law are preempted by the provisions of the 1940 Act and Rule 22c-1 thereunder, which generally requires that shares of a registered open-end investment company be valued at their next determined net asset value. The Phoenix Series Fund Declaration of Trust does not grant appraisal rights to shareholders.

Inspection of Records

        The Phoenix Income and Growth Fund Declaration of Trust provides that shareholders may inspect the records of the Acquiring Trust to the same extent as is permitted shareholders of a Massachusetts business corporation. The Phoenix Series Fund Declaration of Trust provides for shareholder inspection of the records of the Trust to the extent permitted by the Trustees.


                                   FISCAL YEAR

        The Income and Growth Fund operates on fiscal years ending April 30. The Convertible Fund operates on fiscal years ending October 31.


                     MANAGEMENT AND OTHER SERVICE PROVIDERS

        Responsibility for the management and supervision of the Trust, including the Convertible Fund, rests with the Trust's Board of Trustees. PIC serves as investment manager to the Trust. Responsibility for the management and supervision of the Acquiring Trust, including the Income and Growth Fund, rests with the Acquiring Trust's Board of Trustees. PIC also serves as the investment adviser to the Income and Growth Fund. National, a direct subsidiary of Phoenix Investment Partners, Ltd. (formerly known as Phoenix Duff & Phelps Corporation), acted as the adviser to the Income and Growth Fund prior to June 1, 1998. Effective June 1, 1998, National transferred advisory responsibilities for the Acquiring Trust to PIC. John H. Hamlin serves as portfolio manager of the Convertible Fund and as such is primarily responsible for the day to day management of the Convertible Fund. Investment and trading decisions for the Income and Growth Fund are made by a team of equity investment professionals and a team of fixed income investment professionals. Steven L. Colton is the leader of the equity team and as such is primarily responsible for the day-to-day decisions related to the equity holdings in the Income and Growth Fund's portfolio.

        Equity Planning serves as financial agent of the Income and Growth Fund and the Convertible Fund and, as such, will perform administrative bookkeeping and pricing functions. Equity Planning also acts as transfer agent for the Income and Growth Fund and the Convertible Fund.

        State Street Bank and Trust Company acts as custodian for the Income and Growth Fund and the Convertible Fund.

        PricewaterhouseCoopers LLP serves as the independent accountants for the Funds.


                               VOTING INFORMATION


Quorum and Voting Requirements

        This Prospectus/Proxy Statement is being furnished to the shareholders of the Convertible Fund in connection with the solicitation by the Board of Trustees of the Phoenix Series Fund of proxies to be used at the Meeting.

        Shareholders of record of the Convertible Fund at the close of business on August 11, 1998 (the "Record Date") will be entitled to vote at the Meeting or at any adjournments thereof. As of the Record Date, there were approximately [______] and [_______] issued and outstanding Class A and Class B shares, respectively, of the Convertible Fund. Shareholders are entitled to one vote for each share held and a proportionate vote for each fractional share held. Shareholders of the Convertible Fund will vote together as a single class on the Proposal. The holders of a majority of the shares entitled to vote at the close of business on the Record Date present in person or represented by proxy will constitute a quorum for the Meeting. A quorum being present, the approval of the Proposal requires the affirmative vote of a "majority of the outstanding voting securities" of the Convertible Fund as defined in the 1940 Act. Under the 1940 Act, the "vote of a majority of the outstanding voting securities" means the lesser of either (1) the vote of 67% or more of the shares of the Convertible Fund present at the Meeting if the holders of more than 50% of the outstanding Convertible Fund shares are present or represented by proxy, or (2) the vote of the holders of more than 50% of the outstanding shares of the Convertible Fund. For purposes of determining the presence of a quorum for transacting business at the Meeting and for determining whether sufficient votes have been received for approval of the proposal to be acted upon at the Meeting, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present at the Meeting, but which have not been voted. For this reason, abstentions and broker non-votes will assist the Convertible Fund in obtaining a quorum, but both have the practical effect of a "no" vote for purposes of obtaining the requisite vote for approval of the proposal.

        If either (a) a quorum is not present at the Meeting or (b) a quorum is present but sufficient votes in favor of the Proposal have not been obtained, then the persons named as proxies may propose one or more adjournments of the Meeting without further notice to shareholders to permit further solicitation of proxies provided such persons determine, after consideration of all relevant factors, including the nature of the proposal, the percentage of votes then cast, the percentage of negative votes then cast, the nature of the proposed solicitation activities and the nature of the reasons for such further solicitation, that an adjournment and additional solicitation is reasonable and in the interests of shareholders. The persons named as proxies will vote those proxies that such persons are required to vote FOR the Proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST the Proposal against such adjournment.

        The individuals named as proxies on the enclosed proxy card will vote in accordance with the shareholder's direction, as indicated thereon, if the proxy card is received and is properly executed. If the shareholder properly executes a proxy and gives no voting instructions with respect to the Proposal, the shares will be voted in favor of the Proposal. The proxies, in their discretion, may vote upon such other matters as may properly come before the Meeting. The Board of Trustees of the Trust is not aware of any other matters to come before the Meeting.

        Approval of the Proposal by the shareholders of the Convertible Fund is a condition of the consummation of the Reorganization. If the Reorganization is not approved, the Convertible Fund will continue as a series of the Trust and the Board of Trustees of the Trust may consider other alternatives in the best interests of the shareholders of the Convertible Fund.

Revocation of Proxies; No Appraisal Rights

        Any shareholder who has given a proxy has the right to revoke the proxy any time prior to its exercise (i) by written notice of the proxy's revocation to the Secretary of the Trust at the above address prior to the Meeting; (ii) by the subsequent execution and return of another proxy prior to the Meeting (iii) by submitting a subsequent telephone vote; or (iv) by being present and voting in person at the Meeting and giving oral notice of revocation to the Chairman of the Meeting. Shareholders of the Convertible Fund are not entitled to appraisal rights in connection with the Reorganization.

Solicitation of Proxies

        In addition to solicitation of proxies by mail, officers of the Trust and officers and regular employees of the Phoenix Investment Counsel, Inc., affiliates of Phoenix Investment Counsel, Inc., or other representatives of the Trust may also solicit proxies by telephone or telegram or in person. The Trust may also use a proxy solicitation firm (a "Solicitor") to assist with the mailing and tabulation effort and any special, personal solicitation of proxies.

        Shareholders of the Convertible Fund may be asked by the Solicitor's representatives to cast their votes by authorizing the execution of a proxy by telephone. Shareholders will either be contacted by a representative of the Solicitor using information derived from a shareholder list provided by the Trust or shareholders may be sent a written communication or left a telephone message asking the shareholder to telephone the Solicitor at a designated toll-free number. In all such cases, the representative of the Solicitor will ask for the shareholder's full name and address, the last four digits of the shareholder's social security number or employer identification number, the person's title (in the case of a corporate shareholder) and confirmation that the person is authorized to direct the voting of the shares. The shareholder will be asked to confirm that the Prospectus/Proxy Statement and proxy form have been received. If answered in the affirmative, the Solicitor representative will advise the shareholder that the shareholder may authorize the execution of a proxy over the telephone and ask the shareholder if the shareholder desires to authorize the execution of a proxy at that time. Telephone conversations will be recorded. If the shareholder chooses to proceed, the representative of the Solicitor will then ask the shareholder if the shareholder wishes to support the Proposal. If answered in the affirmative, the Solicitor will read the Proposal to the shareholder and ask for such shareholder's voting instruction on the Proposal.

        Although the representative of the Solicitor will assist with any questions, the answers to which are contained in the Proxy Statement, the representative of the Solicitor will not make recommendations on how to vote on the Proposal. Finally, the representative of the Solicitor will explain that the Solicitor will execute a written proxy as the shareholder's agent in accordance with the shareholder's instructions and will forward the proxy to the Trust. Within 72 hours after each telephone call, the Solicitor will send to each shareholder who used the telephone proxy voting method a written confirmation of the shareholder's instructions. The shareholder will be asked to contact the Solicitor immediately if the shareholder's instructions have not been properly recorded.

        If a shareholder wishes to participate in the Meeting, but does not wish to authorize the execution of a proxy by telephone, the shareholder may still submit the proxy form included with this Prospectus/Proxy Statement or attend the Meeting in person.

        The costs of the Meeting, such as the preparation and mailing of the notice, the Prospectus/Proxy Statement and the proxy, and the solicitation of proxies, including reimbursement to persons who forward proxy materials to their clients, and the expenses connected with the solicitation of these proxies in person, by telephone, or by telegraph, will be borne by PIC. The costs of any additional solicitation and of any adjourned session of the Meeting will be borne by PIC. PIC will reimburse banks, brokers, and other persons holding Convertible Fund shares registered in their names or in the names of their nominees, for their expenses incurred in sending proxy material to and obtaining proxies from the beneficial owners of such Convertible Fund shares.

Ownership of Voting Securities

        Based on holdings and total shares outstanding as of April 30, 1998, the Trustees and officers of the Trust owned as a group less than 1% of the outstanding voting securities of the Convertible Fund. If the Reorganization were consummated as of April 30, 1998, the Trustees and officers of the Trust would own less than 1% of the outstanding voting securities of the Combined Income and Growth Fund based on their holdings and total shares outstanding as of April 30, 1998. Based on holdings and total shares outstanding as of March 31, 1998, and assuming consummation of the Reorganization, no person would own beneficially or of record 5% or more of the outstanding shares of the Convertible Fund or the Combined Income and Growth Fund.

        THE BOARD OF TRUSTEES OF THE TRUST, INCLUDING THE INDEPENDENT TRUSTEES OF THE TRUST, RECOMMEND APPROVAL OF THE PLAN OF REORGANIZATION.

        WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, PLEASE FILL IN, DATE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. NO POSTAGE IS NECESSARY IF IT IS MAILED IN THE UNITED STATES.


                     ADDITIONAL INFORMATION ABOUT THE FUNDS

        Additional information about the Income and Growth Fund, and the Acquiring Trust is included in the Income and Growth Fund Prospectus accompanying this document and is incorporated by reference herein. Further information about the Income and Growth Fund and the Acquiring Trust is included in the Statement of Additional Information for the Income and Growth Fund, dated August 28, 1997, which has been filed with the Commission and is incorporated by reference herein. A copy of the Income and Growth Fund Statement of Additional Information may be obtained without charge by contacting Equity Planning at 100 Bright Meadow Boulevard, Post Office Box 2200, Enfield, Connecticut 06083-2200, or by telephoning Equity Planning toll-free at 1-800-243-4361.

        Additional information about the Convertible Fund, is included in the current Prospectus for the Convertible Fund dated February 28, 1998 (the "Convertible Fund Prospectus"). A copy of the Convertible Fund Prospectus has been filed with the Commission, and is incorporated by reference herein. Further information about the Convertible Fund is included in the Statement of Additional Information for the Convertible Fund dated February 28, 1998, which also has been filed with the Commission and is incorporated by reference herein. A copy of the Convertible Fund Statement of Additional Information may be obtained without charge by contacting Equity Planning at 100 Bright Meadow Boulevard, Post Office Box 2200, Enfield, Connecticut 06083-2200, or by telephoning Equity Planning toll-free at 1-800-243-4361.

                                  MISCELLANEOUS

Available Information

        The Acquiring Trust is registered under the 1940 Act and is subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and, in accordance therewith, files reports, proxy materials, and other information with the Commission. The Trust is also registered under the 1940 Act and is required to file reports under the 1940 Act. Such reports, proxy materials, and other information can be inspected at the Securities and Exchange Commission at Judiciary Plaza, 450 Fifth Street, N.W., Washington, D.C. 20549 as well as at the following regional offices: New York Regional Office, 75 Park Place, Room 1228, New York, NY 10007; and Chicago Regional Office, Northwestern Atrium Center, 500 Madison Street, Suite 1400, Chicago, IL 60661. Copies of such material also can be obtained from the Public Relations Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 450 Fifth Street, N.W., Washington, D.C. 20549, at prescribed rates. The Commission maintains a Web Site (http://www.sec.gov) that contains this Prospectus, Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the Commission.

Management's Discussion of the Income and Growth Fund's Performance for the Year Ended April 30, 1998

        The fiscal year ended April 30, 1998 was an unusually strong period for common stocks. The Standard & Poor's 500 Index returned 41.27%. (The Standard and Poor's 500 Index is an unmanaged, commonly used measure of stock market performance. The Index is not available for direct investment.) Bonds posted solid returns although not as spectacular as stocks, with the Lehman Brothers Aggregate Bond Index up 10.91%. (The Lehman Brothers Aggregate Bond Index is an unmanaged, commonly used measure of bond market performance. The Index is not available for direct investment.)

        For the 12 months ended April 30, 1998, the Income and Growth Fund Class A and B shares posted double-digit returns of 21.87% and 21.03%, respectively, compared with 22.49% for the Income and Growth Fund's benchmark. The Income and Growth Fund's benchmark was changed from a composite index consisting of 55% Standard & Poor's 500 Index, 35% Lehman Brothers Aggregate Bond Index, and 10% 90-day T-bills to a composite index consisting of 40% Standard & Poor's 500 Index and 60% Lehman Brothers Aggregate Bond Index to more accurately reflect the Income and Growth Fund's asset allocation, which is set at 40% common stocks and 60% fixed-income securities. The return on Class A shares was within .62 percentage points of this asset allocation. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

        Through December, highlights included the Income and Growth Fund's focus on energy technology issues, such as Nabors Industries. Diamond Offshore Drilling, and Noble Drilling. Other positive contributors included an overweighted position in the strongly performing cable industry as well as some individual holdings, such as Rite Aid and Home Depot.

        In December, a management change was made to a team approach. Steve Colton, formerly with American Century, leads the equity team, which employs a large-cap, value style that is highly diversified and attempts to return more than the S&P 500 with lower risk. As a result of the change, the number of holdings has been increased and sector concentration (notably energy) has been reduced. Since December, the equity portion has had success in auto stocks like Ford Motor Corp., drug stocks like Pfizer Inc. and brokerage stocks like Morgan Stanley, Dean Witter & Co.

        The fixed-income portion of the portfolio is managed by a fixed-income team, using a multi-sector approach. Sector holdings have been opportunistically shifted over the past 12 months into the most undervalued sectors and out of sectors determined to be overvalued. Early in the year the Income and Growth Fund was increasing its exposure to U.S. Treasuries due to historically tight credit spreads. Over the past six months, the Asian crisis has caused spreads to widen across all credit-sensitive sectors. The Adviser took advantage of this spread widening, increasing the Income and Growth Fund's exposure to investment-grade corporates, taxable municipals, commercial mortgage-backed securities and emerging markets.

        The stock market is experiencing a period of stock market volatility. Troubles in Asian countries like Indonesia and South Korea, slowing S&P 500 earnings growth, and tight labor markets are among the top concerns of market forecasters. Offsetting these concerns are such factors as strong flows into equity mutual funds by aging baby-boomers saving for their retirement, merger activity, low inflation and interest rates, and global competitiveness of large U.S. corporations. The Income and Growth Fund's equity holdings are currently emphasizing the financial services sector, which is benefiting from a strong fundamental environment and merger activity, and the consumer cyclical sector, which is benefiting from strong employment growth and consumer confidence.

        The fixed-income segment of the portfolio is positioned well for the new fiscal year. The average credit quality is A+ and the duration is 4.8 years, approximately equal to the Lehman Brothers Aggregate Bond Index. The sector allocation is well balanced with exposure to the conventional core sectors, such as investment-grade corporates and agency mortgage-backed securities and enhanced core sectors, such as taxable municipals, commercial mortgage-backed securities, non-agency residential mortgage-backed securities, and emerging-market debt.

Average Annual Total Returns for Periods Ending 4/30/98

                                                                                   From Inception
                                                                                      1/3/92 to
                                         1 Year        5 Years       10 Years          4/30/98

Class A with 4.75% sales
 charge.............................       16.10%       10.93%         12.58%             --
Class A at net asset value..........       21.87%       12.00%         13.12%             --
Class B with CDSC...................       17.03%       11.19%            --           11.49%
Class B at net asset value..........       21.03%       11.19%            --           11.49%
New Balanced Benchmark***...........       22.49%       13.33%         13.06%          12.30%****
Old Balanced Benchmark**............       26.38%       15.57%         14.19%          13.84%****
S&P 500 Stock Index*................       41.27%       23.32%         18.92%          20.84%****


PLOT POINTS FOR INCOME & GROWTH AT 4/30/98

                             OLD          NEW
                           BALANCED     BALANCED     INCOME &
                S&P 500    BENCHMARK    BENCHMARK    GROWTH A
                -------    ---------    ---------    --------
4/30/88          10,000     10,000        10,000       9,525
4/30/89          12,270     11,593        11,372      11,600
4/30/90          13,550     12,745        12,484      12,131
4/30/91          15,939     14,791        14,539      13,902
4/30/92          18,165     16,600        16,340      16,165
4/30/93          19,844     18,274        18,252      18,554
4/30/94          20,904     18,928        18,739      19,182
4/30/95          24,557     21,321        20,864      20,324
4/30/96          31,992     25,543        24,392      24,188
4/30/97          40,055     29,815        27,854      26,832
4/30/98          56,585     37,680        34,118      32,699


        This chart assumes an initial investment of $10,000 made on April 30, 1988 for Class A shares of the Income and Growth Fund. The total return for Class A shares of the Income and Growth Fund reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. The total return (since inception 1/3/92) for Class B shares of the Income and Growth Fund reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%-3rd year, 2%-4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that shares, when redeemed, may be worth more or less than the original cost.

Foreign investing involves special risks, such as currency fluctuation and less public disclosure as well as economic and political risks.

* The S&P 500 Stock Index is an unmanaged but commonly used measure of stock total return performance. The S&P 500's performance does not reflect sales charges.

** The Old Balanced Benchmark is calculated based upon the performance of the following indices: 55% S&P 500/35% Lehman Brothers Aggregate Bond Index/10% U.S. Treasury bills and is produced by Frank Russell Company. The index's performance does not reflect sales charges.

*** The New Balanced Benchmark is calculated based upon the performance of the following indices: 40% S&P 500/60% Lehman Brothers Aggregate Bond Index and is produced by Frank Russell Company. The index's performance does not reflect sales charges.

****    Index information from 1/1/92 to 4/30/98.

Legal Matters

        Certain legal matters in connection with the issuance of the shares of the Income and Growth Fund will be passed upon by Goodwin, Procter & Hoar LLP.


Additional Financial Information

        The table set forth below presents certain financial information for the Income and Growth Fund. This information is derived from the Income and Growth Fund audited financial statements for the year ended April 30, 1998. The data should be read in conjunction with the audited financial statements and related notes, which are included in the Statement of Additional Information related to this Prospectus/Proxy Statement. The financial highlights for the Income and Growth Fund for prior periods are contained in the Income and Growth Fund Prospectus, and the financial statements for the Income and Growth Fund for prior periods are contained in the Acquiring Trust's Annual Report to Shareholders which are included in the Statement of Additional Information related to this Prospectus Proxy/Statement.


PHOENIX INCOME AND GROWTH FUND
Financial Highlights
For a share of beneficial interest outstanding throughout each period

                      Year Ended April 30, 1998
                      -------------------------

                                                            Class A                Class B
Net asset value, beginning of period.............           $   9.86               $   9.87
Income from investment operations
   Net investment income.........................               0.38                   0.30
   Net realized and unrealized gain (loss).......               1.63                   1.64
                                                            --------               --------
     Total from investment operations............               2.01                   1.94
                                                            --------               --------
Less distributions
   Dividends from net investment income..........             (0.39)                 (0.31)
   Dividends from net realized gains.............             (1.28)                 (1.28)
   In excess of accumulated net realized gains                   --                     --
                                                            -------                -------
     Total distributions.........................             (1.67)                 (1.59)
                                                            -------                -------

Change in net asset value........................               0.34                   0.35
                                                            --------               --------

Net asset value, end of period...................           $  10.20               $  10.22
                                                            ========               ========

Total return(1)..................................             21.87%                 21.03%
Ratios/supplemental data:
   Net assets, end of period (thousands).........           $459,992               $361,876
Ratio to average net assets of:
   Expenses......................................              1.13%                  1.88%
   Net investment income.........................              3.61%                  2.86%
Portfolio turnover rate..........................               155%                   155%

------------------

(1)     Maximum sales charge is not reflected in total return calculation.

                                 OTHER BUSINESS

        The Board of Trustees of the Trust knows of no business to be brought before the Meeting other than the matters set forth in this Prospectus/Proxy Statement. Should any other matter requiring a vote of Convertible Fund shareholders arise, however, the proxies will vote thereon according to their best judgment in the interests of the Convertible Fund and the shareholders of the Convertible Fund.

                      AGREEMENT AND PLAN OF REORGANIZATION

        THIS AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") is made as of this _____ day of _____________, 1998, by and between PHOENIX INCOME AND GROWTH FUND (the "Income and Growth Trust"), a Massachusetts business trust with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Phoenix Income and Growth Fund, the sole portfolio series thereof (the "Acquiring Fund") and PHOENIX SERIES FUND (the "Series Trust"), a Massachusetts business trust with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of the Phoenix Convertible Fund Series, a portfolio series thereof (the "Acquired Fund").

        All references in this Agreement to action taken by the Acquiring Fund or the Acquired Fund shall be deemed to refer to action taken by the Income and Growth Trust or the Series Trust, on behalf of the respective portfolio series.

        This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"). The reorganization (the "Reorganization") will consist of the transfer by the Acquired Fund of all or substantially all of the assets of the Acquired Fund to the Acquiring Fund, in exchange solely for Class A and Class B shares of beneficial interest in the Acquiring Fund (the "Acquiring Fund Shares"), the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

        WHEREAS, the Income and Growth Trust and the Series Trust are each open-end, registered investment companies of the management type;

        WHEREAS, the Board of Trustees of the Income and Growth Trust has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction; and

        WHEREAS, the Board of Trustees of the Series Trust has determined that the exchange of all or substantially all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all the liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

        NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1. THE TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR THE ACQUIRING FUND SHARES, THE ASSUMPTION OF ALL THE LIABILITIES OF THE ACQUIRED FUND AND THE LIQUIDATION OF THE ACQUIRED FUND

        1.1 Subject to the terms and conditions herein set forth and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all or substantially all of the Acquired Fund's assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares, computed in the manner and as of the time and date set forth in Article 2 and (ii) to assume all the liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the "Closing").

        1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all property, including, without limitation, all cash, securities, commodities and futures interests, and dividends or interest receivable which are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the closing date provided in paragraph 3.1 (the "Closing Date").

        1.3 The Acquired Fund will endeavor to discharge all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall assume all liabilities, expenses, costs, charges and reserves reflected on an unaudited statement of assets and liabilities of the Acquired Fund, prepared by Phoenix Equity Planning Corporation, it its capacity as financial agent for the Acquired Fund as of the Valuation Date (as defined in paragraph 2.1) in accordance with generally accepted accounting principles consistently applied from the prior audited period.

        1.4 Immediately after the transfer of assets provided for in paragraph 1.1, the Acquired Fund will distribute pro rata to the Acquired Fund's shareholders of record, determined as of immediately after the close of business on the Closing Date (the "Acquired Fund Shareholders"), the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1 and will completely liquidate. Such distribution and liquidation will be accomplished by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders and representing the respective pro rata number of the Acquiring Fund Shares of the corresponding class due such shareholders. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund, although share certificates representing interests in the Acquired Fund will represent a number of Acquiring Fund Shares after the Closing Date as determined in accordance with paragraph 2.2. The Acquiring Fund shall not issue certificates representing the Acquiring Fund Shares in connection with such exchange. Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund's transfer agent.

2.      VALUATION

        2.1 The value of the Acquired Fund's net assets to be acquired by the Acquiring Fund hereunder and the net asset value of Acquiring Fund Shares of each class shall be computed as of immediately after the close of business of the New York Stock Exchange on the Closing Date (such time and date being hereinafter called the ("Valuation Date")), using the valuation procedures set forth in the Acquiring Fund's Declaration of Trust and then-current prospectus or statement of additional information.

        2.2 The number of the Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund's assets and the assumption of liabilities shall be determined by dividing the value of the net assets of the Acquired Fund attributable to each class of shares of the Acquired Fund by the net asset value of an Acquiring Fund Share of the corresponding class.

3.      CLOSING AND CLOSING DATE

        3.1 The Closing Date shall be the next Friday that is a full business day following satisfaction (or waiver as provided herein) of all of the conditions set forth in Articles 6, 7, and 8 of this Agreement (other than those conditions which may by their terms be satisfied only at the Closing), or such later date as the parties may agree to in writing. All acts taking place at the Closing shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m. New York Time. The Closing shall be held at the offices of Phoenix Investment Counsel, Inc. ("PIC"), 56 Prospect Street, Hartford, Connecticut 06115-0480, or at such other time and/or place as the parties may agree.

        3.2 The Series Trust shall cause Phoenix Equity Planning Corporation (the "Transfer Agent"), transfer agent of the Acquired Fund, to deliver at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders and the number and percentage ownership of outstanding shares of each class owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Series Trust or provide evidence satisfactory to the Series Trust that such Acquiring Fund Shares have been credited to the Acquired Fund's account on the books of the Acquiring Fund. At the Closing, each party shall deliver to the other such bills of sales, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

4.      REPRESENTATIONS AND WARRANTIES

        4.1 The Series Trust represents and warrants to the Income and Growth Trust as follows:

               (a) The Series Trust is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts.

               (b) The Series Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Securities and Exchange Commission (the "Commission"), as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and the registration of its shares under the Securities Act of 1933, as amended (the "1933 Act"), are in full force and effect.

               (c) The Series Trust is not, and the execution, delivery and performance of this Agreement will not result, in a material violation of its Declaration of Trust or By-Laws or of any agreement, indenture, instrument, contract, lease or other undertaking relating to the Acquired Fund.

               (d) The Acquired Fund has no material contracts or other commitments (other than this Agreement) which will be terminated with liability to the Acquired Fund prior to the Closing Date.

               (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets. The Acquired Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated.

               (f) The Statement of Assets and Liabilities of the Acquired Fund at October 31, 1997 has been audited by Price Waterhouse, LLP, independent accountants, and is in accordance with generally accepted accounting principles consistently applied and such statement (copies of which have been furnished to Income and Growth Trust,) fairly reflects the financial condition of the Acquired Fund as of such date, and there are no known contingent liabilities of the Acquired Fund as of such date not disclosed therein.

               (g) Since October 31, 1997, there has not been any material adverse change in the Acquired Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (g), a decline in net asset value per share of the Acquired Fund, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by Acquired Fund Shareholders shall not constitute a material adverse change.

               (h) All Federal and other tax returns and reports of the Acquired Fund required by law to have been filed have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and to the best of the Acquired Fund's knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns.

               (i) For each taxable year of its operation, the Acquired Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such.

               (j) All issued and outstanding shares of the Acquired Fund are duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund (recognizing that, under Massachusetts law, Acquired Fund Shareholders could, under certain circumstances be held personally liable for obligations of the Acquired Fund). The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the Acquired Fund shares, nor is there outstanding any security convertible into any of the Acquired Fund shares (except for the conversion feature of the Class B shares into Class A shares as described in the current prospectus of the Acquired Fund).

               (k) The execution, delivery and performance of this Agreement has been duly authorized prior to the Closing Date by all necessary action on the part of the Board of Trustees of the Series Trust, and, subject to the approval of the Acquired Fund Shareholders, this Agreement constitutes a valid and binding obligation of the Series Trust enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors' rights, and to general equity principles.

        4.2 The Income and Growth Trust represents and warrants to the Series Trust as follows:

               (a) The Income and Growth Trust is a voluntary association with transferable shares of the type commonly referred to as a Massachusetts business trust duly organized and validly existing under the laws of the Commonwealth of Massachusetts.

               (b) The Income and Growth Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission, as an investment company under the 1940 Act, and the registration of its shares under the 1933 Act are in full force and effect.

               (c) The current prospectus and statement of additional information of the Acquiring Fund conform in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and do not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

               (d) The Income and Growth Trust is not, and the execution, delivery and performance of this Agreement will not result in a material violation of the Acquiring Fund's Declaration of Trust or By-laws or of any agreement, indenture, instrument, contract, lease or other undertaking relating to the Acquiring Fund.

               (e) No material litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets. The Acquiring Fund knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund's business or its ability to consummate the transactions herein contemplated.

               (f) The Statement of Assets and Liabilities of the Acquiring Fund at April 30, 1998, has been audited by Price Waterhouse, LLP, independent accountants and is in accordance with generally accepted accounting principles consistently applied and such statement (copies of which have been furnished to the Series

Trust), fairly reflects the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein.

               (g) Since April 30, 1998, there has not been any material adverse change in the Acquiring Fund's financial condition, assets, liabilities or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred. For the purposes of this subparagraph (g), a decline in net asset value per share of the Acquiring Fund Shares, the discharge of Acquiring Fund liabilities, or the redemption of Acquiring Fund shares by Acquiring Fund shareholders, shall not constitute a material adverse change.

               (h) All Federal and other tax returns and reports of the Acquiring Fund required by law to have been filed have been filed and are correct, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports have been paid or provision has been made for the payment thereof, and, to the best of the Acquiring Fund's knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns.

               (i) For each taxable year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such.

               (j) All issued and outstanding Acquiring Fund Shares are duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund (recognizing that, under Massachusetts law, Acquiring Fund shareholders could under certain circumstances be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares (except for the conversion feature of the Class B shares into Class A shares as described in the current prospectus of the Acquiring
Fund).

               (k) The execution, delivery and performance of this Agreement has been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Income and Growth Trust and this Agreement constitutes a valid and binding obligation of the Acquiring Fund enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors rights, and to general equity principles.

               (l) The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement at the Closing Date have been duly authorized.

5.      COVENANTS OF THE ACQUIRING FUND, AND THE ACQUIRED FUND

        5.1 The Acquiring Fund and the Acquired Fund each will operate its business in the ordinary course between the date hereof and the Closing Date, it being understood that such ordinary course of business will include the declaration and payment of customary dividends and distributions, the dividends contemplated by Section 8.6 hereof, and any other distribution that may be advisable.

        5.2 The Series Trust will call a meeting of the Acquired Fund Shareholders to consider and act upon this Agreement and to take all other action necessary to obtain approval of the transactions contemplated herein.

        5.3 The Acquired Fund, covenants that the Acquiring Fund Shares to be issued hereunder are not being acquired for the purpose of making any distribution thereof other than in accordance with the terms of this Agreement.

        5.4 The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund Shares

        5.5 Subject to the provisions of this Agreement, the Acquiring Fund and the Acquired Fund will each take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

        5.6 The Series Trust will provide the Acquiring Fund with information reasonably necessary for the preparation of a registration statement on Form N-14 of the Income and Growth Trust (the "Registration Statement"), such Registration Statement to consist of, without limitation, a prospectus (the "Prospectus") that includes a proxy statement of the Acquired Fund (the "Proxy Statement").

        5.7 The Income and Growth Trust agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and such of the state blue sky or securities laws as may be necessary in order to continue the operations of the Acquiring Fund after the Closing Date.

6.       CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

        The obligations of the Series Trust to consummate the transactions provided for herein shall be subject, at its election, to the performance by the Income and Growth Trust and the Acquiring Fund of all the obligations to be performed by them hereunder on or before the Closing Date, and, in addition thereto, to the following further conditions:

        6.1 All representations and warranties of the Income and Growth Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

        6.2 The Income and Growth Trust shall have delivered to the Series Trust a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Series Trust, and dated as of the Closing Date, to the effect that the representations and warranties of the Income and Growth Trust made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Series Trust shall reasonably request.

        6.3 The Acquiring Fund Shares to be issued and delivered to the Acquiring Fund, for the account of the Acquired Fund Shareholders when so issued and delivered, shall be duly and validly issued, and shall be fully paid and non-assessable by the Acquiring Fund (recognizing that, under Massachusetts law, shareholders of the Acquiring Fund could under certain circumstances be held personally liable for its obligations);

        6.4 The Proxy Statement and Prospectus (only insofar as they relate to the Acquiring Fund), on the effective date of the Registration Statement and on the Closing Date, (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the Securities Exchange Act of 1934, as amended (the "1934 Act") and the 1940 Act and the regulations thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statement herein in light of the circumstances under which such statements were made, not materially misleading.

7.      CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

        The obligations of the Income and Growth Trust to complete the transactions provided for herein shall be subject, at its election, to the performance by the Series Trust and the Acquired Fund of all of the obligations to be performed by them hereunder on or before the Closing Date and, in addition thereto, to the following conditions:

        7.1 All representations and warranties of the Series Trust contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date with the same force and effect as if made on and as of the Closing Date.

        7.2 The Series Trust shall have delivered to the Income and Growth Trust a statement of the Acquired Fund's assets and liabilities, as of the Closing Date, certified by the Treasurer of the Acquired Fund; and

        7.3 The Series Trust shall have delivered to the Income and Growth Trust on the Closing Date a certificate executed in its name by its President or Vice President and its Treasurer or Assistant Treasurer, in form and substance satisfactory to the Income and Growth Trust, and dated as of the Closing Date, to the effect that the representations and warranties of the Multi-Portfolio Trust, with respect to the Series Trust made in this Agreement are true and correct in all material respects at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement, and as to such other matters as the Income and Growth Trust shall reasonably request.

        7.4 The Acquired Fund shall have good and marketable title to the Acquired Fund's assets to be transferred to the Acquiring Fund pursuant to paragraph 1.1 and full right, power, and authority to sell, assign, transfer and deliver such assets hereunder, and, upon delivery and payment for such assets.

        7.5 The Proxy Statement and Prospectus (other than information therein that relates to the Income and Growth Trust or the Acquiring Fund), on the effective date of the Registration Statement and on the Closing Date (i) shall comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act, the 1940 Act and the regulations thereunder and (ii) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which such statements were made, not materially misleading.

8. FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

        The obligations of the Series Trust and the Income and Growth Trust to consummate the transactions contemplated by this Agreement shall be subject, at their election (except as provided in paragraphs 8.1 and 8.5 below) to the following conditions:

        8.1 The Agreement and the transactions contemplated herein shall have been approved by the holders of the outstanding shares of beneficial interest in the Acquired Fund in accordance with the provisions of the Declaration of Trust and By-Laws of the Series Trust and certified copies of the resolutions evidencing such approval shall have been delivered to the Income and Growth Trust. Notwithstanding anything herein to the contrary, neither the Income and Growth Trust nor the Series Trust may waive the conditions set forth in this paragraph 8.1:

        8.2 On the Closing Date, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or to obtain damages or other relief in connection with this Agreement or the transactions contemplated herein;

        8.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by the Income and Growth Trust or the Series Trust to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent order or permit would not involve a risk of a material adverse effect on the assets or properties of the Income and Growth Trust or the Series Trust.

        8.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

        8.5 The parties shall have received an opinion from the law firm of Goodwin, Procter & Hoar LLP addressed to the Income and Growth Trust and Series Trust substantially to the effect that the transaction contemplated by this Agreement shall constitute a tax-free reorganization for Federal income tax purposes. The delivery of such opinion is conditioned upon receipt by the law firm of Goodwin, Procter & Hoar LLP of representations it shall request of the Income and Growth Trust and the Series Trust. Notwithstanding anything herein to the contrary, neither the Income and Growth Trust nor the Series Trust may waive the condition set forth in this paragraph 8.5.

        8.6 At or immediately prior to the Closing, the Series Trust shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to the Acquired Fund Shareholders all of such Acquired Fund's investment company taxable income for taxable years ending at or prior to the Closing and all of its net capital gain, if any, realized in taxable years ending at or prior to the Closing (after reduction for any capital loss carry-forward).

9.      BROKERAGE FEES AND EXPENSES

        9.1 The Income and Growth Trust and the Series Trust each represents and warrants to the other that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

        9.2 All of the expenses and costs of the Reorganization and the transactions contemplated thereby shall be borne by PIC.

10.     ENTIRE AGREEMENT

        10.1 The Income and Growth Trust and the Series Trust agree that neither party has made any representation, warranty or covenant not set forth herein and that this Agreement constitutes the entire agreement between the parties.

11.     TERMINATION

        This Agreement and the transactions contemplated hereby may be terminated and abandoned by either party by resolution of the party's Board of Trustees, at any time prior to the Closing Date, if circumstances should develop that, in the opinion of such Board, make proceeding with the Agreement inadvisable. In the event of any such termination, there shall be no liability for damages on the part of either the Income and Growth Trust or the Series Trust, or their respective Trustees or officers, to the other party.

12.     AMENDMENTS

        This agreement may be amended, modified or supplemented in such manner as may be mutually agreed upon in writing by the authorized officers of the Series Trust and the Income and Growth Trust; provided, however, that following the meeting of the Acquired Fund Shareholders called by the Series Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

13.     NOTICES

        Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by prepaid telegraph, telecopy or certified mail addressed to the parties hereto at their principal place of business.

14.     HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF
        LIABILITY

        14.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

        14.2 This Agreement may be executed in any number of counterparts each of which shall be deemed an original.

        14.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

        14.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

        14.5 It is expressly agreed that the obligations of the Series Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents, or employees of the Series Trust personally, but shall bind only the trust property of the Series Trust, as provided in the Declaration of Trust of the Series Trust. The execution and delivery by such officers of the Series Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Acquired Fund as provided in the Declaration of Trust of the Series Trust. The Series Trust is a series company with multiple series, and has entered into this Agreement on behalf of one such series, the Acquired Fund. With respect to any obligation of the Series Trust arising hereunder, the Income and Growth Trust and the Acquiring Fund shall look for payment or satisfaction of such obligations solely to the assets and property of the Acquired Fund.

        14.6 It is expressly agreed that the obligations of the Income and Growth Trust hereunder shall not be binding upon any of the trustees, shareholders, nominees, officers, agents or employees of the Income and Growth Trust personally, but shall bind only the trust property of the Income and Growth Trust, as provided in the Declaration of Trust of the Income and Growth Trust. The execution and delivery by such officers of the Income and Growth Trust shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Income and Growth Trust as provided in the Declaration of Trust of the Income and Growth Trust. The Income and Growth Trust is a series company with a sole portfolio series, the Acquiring Fund and has entered into this Agreement on behalf of such series. With respect to any obligation of the Income and Growth Trust arising hereunder, the Series Trust and the Acquired Fund shall look for payment or satisfaction of such obligations solely to the assets and property of the Acquiring Fund.

        14.7 The sole remedy of a party hereto for a breach of any representation or warranty made in this Agreement by the other party shall be an election by the non-breaching party not to complete the transactions contemplated herein as set forth in Paragraph 6.1 and 7.1.

        IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President or Vice President and its seal to be affixed hereto and arrested by its Secretary or Assistant Secretary.

                                  PHOENIX INCOME AND GROWTH FUND, on
                                  behalf of the Phoenix Income and Growth Fund


                                  By: __________________________________________
                                      Name:
                                      Title:


                                  PHOENIX SERIES FUND, on behalf of the Phoenix Convertible Fund Series


                                  By: __________________________________________
                                      Name:
                                      Title:

[cover]

                                                                   PHOENIX FUNDS

                                                                      PROSPECTUS
                                                                 AUGUST 28, 1997


Phoenix Income and Growth Fund


[logo] PHOENIX
       DUFF & PHELPS

                        PHOENIX INCOME AND GROWTH FUND
                               101 Munson Street
                              Greenfield, MA 01301

                                   PROSPECTUS

                                August 28, 1997



     Phoenix Income and Growth Fund (the "Fund") is a diversified, open-end management investment company with a primary investment objective of investing in a diversified group of securities that are selected for current yield consistent with preservation of capital. The secondary objective of the Fund, which is a non-fundamental policy, is to achieve capital appreciation when it is consistent with the Fund's primary objective.


     This Prospectus sets forth concisely the information about the Fund that a prospective investor should know before investing. No dealer, salesperson or any other person has been authorized to give any information or to make any representations other than those contained in this Prospectus, and, if given or made, such information or representations must not be relied upon as having been authorized by the Fund, Adviser or Distributor. This Prospectus does not constitute an offer to sell or a solicitation of an offer to buy any of the securities offered hereby in any state in which or to any person to whom it is unlawful to make such offer. Neither the delivery of this Prospectus nor any sale hereunder shall, under any circumstances, create an implication that information herein is correct at any time subsequent to its date. Investors should read and retain this Prospectus for future reference. Additional information about the Fund is contained in the Statement of Additional Information, dated August 28, 1997, which has been filed with the Securities and Exchange Commission (the "Commission") and is available upon request at no charge by calling (800) 243-4361 or by writing to Phoenix Equity Planning Corporation at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. The Statement of Additional Information is incorporated herein by reference.


     Shares of the Fund are not deposits or obligations of, or guaranteed or endorsed by, any bank, credit union, or affiliated entity, and are not federally insured or otherwise protected by the Federal Deposit Insurance Corporation (FDIC), the Federal Reserve Board, or any other agency and involve investment risk, including possible loss of principal.


--------------------------------------------------------------------------------
LIKE ALL MUTUAL FUNDS, THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED
BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.
--------------------------------------------------------------------------------

                        CUSTOMER SERVICE: (800) 243-1574
                           MARKETING: (800) 243-4361

                        TELEPHONE ORDERS: (800) 367-5877

                 TELECOMMUNICATION DEVICE (TTY): (800) 243-1926

                  TABLE OF CONTENTS

                                                 Page
                                                 -----
INTRODUCTION   .................................    3
FUND EXPENSES  .................................    4
FINANCIAL HIGHLIGHTS    ........................    5
PERFORMANCE INFORMATION    .....................    6
INVESTMENT OBJECTIVES AND POLICIES  ............    6
INVESTMENT TECHNIQUES AND RELATED RISKS   ......    7
INVESTMENT RESTRICTIONS    .....................   10
MANAGEMENT OF THE FUND  ........................   10
DISTRIBUTION PLANS   ...........................   11
HOW TO BUY SHARES    ...........................   13
INVESTOR ACCOUNT SERVICES  .....................   17
NET ASSET VALUE   ..............................   18
HOW TO REDEEM SHARES    ........................   19
DIVIDENDS, DISTRIBUTIONS AND TAXES  ............   20
ADDITIONAL INFORMATION  ........................   21

                                  INTRODUCTION

     This Prospectus describes the shares offered by and the operations of Phoenix Income and Growth Fund (the "Fund"). The Fund is a diversified, open-end management investment company established as a Massachusetts business trust. The Fund's primary investment objective is to invest in a diversified group of securities that are selected for current yield consistent with preservation of capital. The secondary objective of the Fund is to achieve capital appreciation when it is consistent with the Fund's primary objective.

Investment Adviser

     National Securities & Research Corporation (the "Adviser" or "National") is the investment adviser of the Fund. The Adviser is a subsidiary of Phoenix Duff & Phelps Corporation and an indirect subsidiary of Phoenix Home Life Mutual Insurance Company. See "Management of the Fund" for a description of the Investment Advisory Agreement and management fees.


Distributor and Distribution Plans

     Phoenix Equity Planning Corporation ("Equity Planning" or "Distributor"), serves as national distributor of the Fund's shares. See "Distribution Plans" and the Statement of Additional Information. Equity Planning also acts as financial agent of the Fund and as such receives a fee. See "The Financial Agent." Equity Planning also serves as the Fund's transfer agent. See "The Custodian and Transfer Agent."

     The Fund has adopted separate distribution plans pursuant to Rule 12b-1 under the Investment Company Act of 1940 as amended (the "1940 Act") for all classes. Pursuant to the distribution plan adopted for Class A Shares, the Fund shall reimburse the Distributor up to a maximum annual rate of 0.30% of the Fund's average daily Class A Share net assets for distribution expenditures incurred in connection with the sale and promotion of Class A Shares and for furnishing of shareholder services. Although the Class A Shares Plan provides for a 0.30% distribution fee, the Distributor has voluntarily agreed to limit the 12b-1 fee charged to Class A Shares to 0.25% for the fiscal year 1998. Pursuant to the distribution plan adopted for Class B Shares, the Fund shall reimburse the Distributor up to a maximum annual rate of 1.00% of the Fund's average daily Class B Share net assets for distribution expenditures incurred in connection with the sale and promotion of Class B Shares and for furnishing of shareholder services. See "Distribution Plans."


Purchase of Shares
     The Fund offers two classes of shares which may be purchased at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed (i) at the time of purchase (the "Class A Shares") or (ii) on a contingent deferred basis (the "Class B Shares"). Completed applications for the purchase of shares should be mailed to the Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


     Class A Shares are offered to the public at the next determined net asset value after receipt of the order by State Street Bank and Trust Company plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge for Class A Shares is reduced on a graduated scale on single purchases of $50,000 or more and subject to other conditions stated below. See "How to Buy Shares," "How to Obtain Reduced Sales Charges on Class A Shares," and "Net Asset Value."


     Class B Shares are offered to the public at the next determined net asset value after receipt of an order by State Street Bank and Trust Company, with no sales charge. Class B Shares are subject to a sales charge if they are redeemed within five years of purchase. See "How to Buy Shares" and "Deferred Sales Charge Alternative--Class B Shares."

     Shares of each Class represent an identical interest in the investment portfolio of the Fund and have the same rights, except that Class B Shares bear the cost of the higher distribution fees which cause the Class B Shares to have a higher expense ratio and to pay lower dividends than Class A Shares. See "How to Buy Shares."


Minimum Initial and Subsequent Investments

     The minimum initial investment is $500 ($25 if using the bank draft investment program designated "Investo-Matic") and the minimum subsequent investment is $25. Exceptions to the minimum and subsequent investment amounts are available under certain circumstances. See "How to Buy Shares."



Redemption of Shares


     Class A Shares may be redeemed at any time at the net asset value per share next computed after receipt of a redemption request by Equity Planning, the Fund's transfer agent. Class B shareholders redeeming shares within five years of the date of purchase will normally be assessed a contingent deferred sales charge. See "How to Redeem Shares."


Risk Factors

     There can be no assurance that the Fund will achieve its investment objectives. In addition, special risks may be presented by the particular types of securities in which the Fund may invest. For example, investment in lower-rated securities is speculative and involves risks not associated with investment in higher rated securities, including overall greater risk of non-payment of interest and principal and potentially greater sensitivity to general economic conditions and changes in interest rates. See "Investment Objectives and Policies."

                                 FUND EXPENSES


     The following table illustrates all fees and expenses a shareholder will incur. The fees and expenses set forth in the table are for the fiscal year ended April 30, 1997.




                                                                                          Class A Shares
                                                                                          ----------------
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)                     4.75%
Maximum Sales Load Imposed on Reinvested Dividends                                              None
Deferred Sales Load (as a percentage of original purchase price or redemption proceeds,         None
 as applicable)
Redemption Fee                                                                                  None
Exchange Fee                                                                                    None
Annual Fund Operating Expenses
 (as a percentage of average net assets)
 Management Fees                                                                                0.70%
 12b-1 Fees (a)                                                                                 0.25%
 Other Operating Expenses                                                                       0.23%
                                                                                                -----
 Total Fund Operating Expenses                                                                  1.18%
                                                                                                =====



                                                                                               Class B Shares
                                                                                          -------------------------
Shareholder Transaction Expenses
Maximum Sales Load Imposed on Purchases (as a percentage of offering price)                         None
Maximum Sales Load Imposed on Reinvested Dividends                                                  None
Deferred Sales Load (as a percentage of original purchase price or redemption proceeds,   5% during the first
 as applicable)                                                                           year, decreasing 1%
                                                                                          annually to 2%
                                                                                          during the fourth
                                                                                          and fifth years;
                                                                                          decreasing to 0%
                                                                                          after the fifth year.
Redemption Fee                                                                                      None
Exchange Fee                                                                                        None
Annual Fund Operating Expenses
 (as a percentage of average net assets)
 Management Fees                                                                                    0.70%
 12b-1 Fees (a)                                                                                     1.00%
 Other Operating Expenses                                                                           0.23%
                                                                                                    ----
 Total Fund Operating Expenses                                                                      1.93%
                                                                                                    ====


-----------

     (a) "Rule 12b-1 fees" represent an asset based sales charge that, for a long term shareholder, may be higher than the maximum front-end sales charge permitted by the National Association of Securities Dealers, Inc. ("NASD"). While the Class A Share Distribution Plan continues to provide for a 0.30% distribution fee, the Distributor has voluntarily agreed to limit the fee to 0.25% for the fiscal year 1998. Rule 12b-1 fees stated for Class B Shares include a service fee.





                                                                              Cumulative Expenses
                                                                              Paid for the Period
Example*                                                          1 year     3 years     5 years     10 years
---------------------------------------------------------------   --------   ---------   ---------   ---------
An investor would pay the following expenses on a $1,000
 investment, (1) a 5% annual return and (2) redemption at the end of each time period:
  Class A Shares                                                   $59        $83         $109        $184
  Class B Shares                                                   $60        $81         $104        $206
An investor would pay the following expenses on the same
 $1,000 investment assuming no redemption at the end of each time period:
  Class A Shares                                                   $59        $83         $109        $184
  Class B Shares                                                   $20        $61         $104        $206



*The purpose of the above table is to help the investor understand the various costs and expenses the investor will bear directly or indirectly. The example should not be considered a representation of past or future expenses. Actual expenses may be greater or less than those shown. Class B Share figures assume conversion to Class A Shares after eight years. See "Management of the Fund," "Distribution Plans" and "How to Buy Shares."

                              FINANCIAL HIGHLIGHTS

     The following table sets forth certain financial information for respective fiscal years of the Fund. The financial information has been audited by Price Waterhouse LLP, independent accountants. Their opinion and the Fund's financial statements and notes thereto are incorporated by reference in the Statement of Additional Information. The Statement of Additional Information and the Fund's most recent Annual Report (containing the report of Independent Accountants and additional information relating to Fund performance) are available at no charge upon request by calling (800) 243-4361.


    (Selected data for a share outstanding throughout the indicated period)

--------------------------------------------------------------------------------



                                                             Class A
                                  --------------------------------------------------------------
                                                       Year Ended April 30
                                     1997        1996        1995        1994         1993
                                  ----------- ----------- ----------- ----------- --------------
Net asset value,
 beginning of period              $10.08       $ 8.88      $9.33       $9.92       $9.13
Income from investment operations:
  Net investment income             0.40         0.44       0.46        0.45        0.43(1)
  Net realized and
   unrealized gain (loss)           0.66         1.22       0.03       (0.08)       0.88
                                  --------    --------    --------    --------    ---------
  Total from
   investment operations            1.06         1.66       0.49        0.37        1.31
                                  --------    --------    --------    --------    ---------
Less distributions:
 Dividends from net
  investment income                (0.40)       (0.42)     (0.45)      (0.44)      (0.44)
 Dividends from net
  realized gains                   (0.88)       (0.04)     (0.33)      (0.52)      (0.08)
 In excess of
  accumulated net
  realized gains                     --           --       (0.16)         --          --
                                  --------    --------    --------    --------    ---------
  Total distributions              (1.28)       (0.46)     (0.94)      (0.96)      (0.52)
                                  --------    --------    --------    --------    ---------
Change in net asset value          (0.22)        1.20      (0.45)      (0.59)       0.79
                                  --------    --------    --------    --------    ---------
Net asset value, end of period    $ 9.86       $10.08      $8.88       $9.33       $9.92
                                  ========    ========    ========    ========    =========
Total return(2)                    10.93%       19.01%      5.95%       3.38%      14.78%
Ratios/supplemental data:
 Net assets,
  end of period (thousands)     $451,439     $493,454   $490,225    $524,855    $514,803
 Ratio to average net assets of:
  Expenses                          1.18%        1.18%      1.16%       1.23%       1.33%
  Net investment income             3.82%        4.39%      5.07%       4.57%       4.60%
 Portfolio turnover rate             111%         107%        90%         88%         44%
Average commission rate paid(5)  $0.0515          N/A        N/A         N/A         N/A



                                                                                                            Class B
                                                                                              -----------------------------------
                                                                                                      Year Ended April 30
                                     1992        1991        1990        1989        1988        1997        1996        1995
                                  ----------- ----------- ----------- ----------- ----------- ----------- ----------- -----------
Net asset value,
 beginning of period              $8.48       $7.89       $8.31       $7.50       $8.21      $10.09       $ 8.88      $9.32
Income from investment operations:
  Net investment income            0.45        0.45        0.50        0.50        0.49        0.31         0.36       0.39
  Net realized and
   unrealized gain (loss)          0.88        0.65       (0.08)       1.05       (0.38)       0.67         1.23       0.04
                                  --------    --------    --------    --------    --------    --------    --------    --------
  Total from
   investment operations           1.33        1.10        0.42        1.55        0.11        0.98         1.59       0.43
                                  --------    --------    --------    --------    --------    --------    --------    --------
Less distributions:
 Dividends from net
  investment income               (0.44)      (0.44)      (0.50)      (0.52)      (0.44)      (0.32)       (0.34)     (0.38)
 Dividends from net
  realized gains                  (0.24)      (0.07)      (0.34)      (0.22)      (0.38)      (0.88)       (0.04)     (0.33)
 In excess of
  accumulated net
  realized gains                     --          --          --          --          --          --           --      (0.16)
                                  --------    --------    --------    --------    --------    --------    --------    --------
  Total distributions             (0.68)      (0.51)      (0.84)      (0.74)      (0.82)      (1.20)       (0.38)     (0.87)
                                  --------    --------    --------    --------    --------    --------    --------    --------
Change in net asset value          0.65        0.59       (0.42)       0.81       (0.71)      (0.22)        1.21      (0.44)
                                  --------    --------    --------    --------    --------    --------    --------    --------
Net asset value, end of period    $9.13       $8.48       $7.89       $8.31       $7.50       $9.87       $10.09      $8.88
                                  ========    ========    ========    ========    ========    ========    ========    ========
Total return(2)                   16.28%      14.60%       4.58%      21.72%       1.63%      10.05%       18.14%      5.23%
Ratios/supplemental data:
 Net assets,
  end of period (thousands)    $357,366    $254,013    $201,249    $158,190    $141,298    $370,929     $396,169   $386,515
 Ratio to average net assets of:
  Expenses                         1.38%       1.43%       1.22%       0.95%       0.91%       1.93%        1.93%      1.91%
  Net investment income            4.99%       5.52%       5.58%       6.37%       6.22%       3.06%        3.64%      4.32%
 Portfolio turnover rate             32%         38%         19%         23%         33%        111%         107%        90%
Average commission rate paid(5)     N/A         N/A         N/A         N/A         N/A     $0.0515          N/A        N/A



                                                                  From
                                                               inception
                                                               1/3/92 to
                                       1994        1993         4/30/92
                                    --------    ---------      ----------
Net asset value,
 beginning of period                $9.92       $9.13         $8.98
Income from investment operations:
  Net investment income              0.38        0.25(1)       0.08
  Net realized and
   unrealized gain (loss)           (0.08)       1.00          0.15
                                    --------    ---------      ----------
  Total from
   investment operations             0.30        1.25          0.23
                                    --------    ---------      ----------
Less distributions:
 Dividends from net
  investment income                 (0.38)      (0.38)        (0.08)
 Dividends from net
  realized gains                    (0.52)      (0.08)           --
 In excess of
  accumulated net
  realized gains                       --          --            --
                                    --------    ---------      ----------
  Total distributions               (0.90)      (0.46)        (0.08)
                                    --------    ---------      ----------
Change in net asset value           (0.60)       0.79          0.15
                                    --------    ---------      ----------
Net asset value, end of period      $9.32       $9.92         $9.13
                                    ========    =========      ==========
Total return(2)                      2.62%      14.09%         2.69%(4)
Ratios/supplemental data:
 Net assets,
  end of period (thousands)      $378,847    $217,432       $21,983
 Ratio to average net assets of:
  Expenses                           1.91%       2.03%         2.08%(3)
  Net investment income              3.98%       3.73%         4.07%(3)
 Portfolio turnover rate               88%         44%           32%
Average commission rate paid(5)       N/A         N/A           N/A


(1)Computed using average shares outstanding.
(2)Maximum sales charge is not reflected in total return calculation.
(3)Annualized

(4)Not annualized
(5)For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                            PERFORMANCE INFORMATION

     The Fund may, from time to time, include its yield and total return in advertisements, sales literature or reports to shareholders or prospective investors. Both yield and total return figures are computed separately for Class A and Class B Shares in accordance with formulas specified by the Securities and Exchange Commission and are based on historical earnings and are not intended to indicate future performance.


     The yield of the Fund will be computed by dividing the Fund's net investment income over a 30-day period by an average value of invested assets (using the average number of shares entitled to receive dividends and the maximum offering price per share at the end of the period), all in accordance with applicable regulatory requirements. Such amount will be compounded for six months and then annualized for a twelve-month period to derive the Fund's yield.

     Standardized quotations of average annual total return for Class A and Class B Shares will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in either Class A or Class B Shares over a period of 1, 5 and 10 years (or up to the life of the class of shares). Standardized total return quotations reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A Shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B Shares, and assume that all dividends and distributions on Class A and Class B Shares are reinvested when paid. It is expected that the performance of Class A Shares will be better than that of Class B Shares as a result of lower distribution fees paid by Class A Shares. The Fund also may quote supplementally a rate of total return over different periods of time by means of aggregate, average, and year-by-year or other types of total return figures. In addition, the Fund may from time to time publish materials citing historical volatility for shares of the Fund.


     The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The S&P 500 is a commonly quoted measure of stock market performance and represents common stocks of companies of varying sizes segmented across 90 different industries which are listed on the New York Stock Exchange, the American Stock Exchange or traded over the NASDAQ National Market System.

     Advertisements, sales literature and other communications may contain information about the Fund or Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries in such communications. To illustrate components of overall performance, the Fund may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond return figure to well-known indices of market performance including but not limited to: the S&P 500, Dow Jones Industrial Average, CS First Boston High Yield Index and Salomon Brothers Corporate Bond and Government Bond Indices.


     Performance information for the Fund reflects only the performance of a hypothetical investment in Class A or Class B Shares of the Fund during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objective and policies, characteristics and qualities of the portfolio, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future. For a description of the methods used to determine total return for the Fund, see the Statement of Additional Information.

     The Fund's Annual Report, available upon request and without charge, contains a discussion of the performance of the Fund and a comparison of that performance to a securities market index.


                             INVESTMENT OBJECTIVES
                                 AND POLICIES

     The primary investment objective of the Fund is to provide an investment in a diversified group of securities that are selected for current yield consistent with preservation of capital. The primary investment objective of the Fund is a fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund. The secondary investment objective of the Fund is to achieve capital appreciation when that is consistent with the Fund's primary investment objective. The secondary investment objective of the Fund is a non-fundamental policy that is changeable by a vote of the Trustees. At least 65% of the Fund's total assets will be invested in securities that produce income and achieve capital growth.


     The Fund's portfolio will contain income producing securities, including equity securities such as common stock, securities convertible to common stock, debt securities, U.S. government securities and options on securities, securities indexes and currencies. The proportion of holdings in each class of securities will vary in accordance with the level of return that can be obtained from these various types of securities. The Fund may invest up to 35% of its total net assets in high risk fixed income securities (commonly referred to as "junk" bonds.) The Fund may, but is not required to, dispose of debt securities whose credit quality falls below investment grade. There is no assurance that the Fund will meet its investment objectives.



Risk Considerations

     Securities rated BBB/Baa by Standard & Poor's Corporation and Moody's Investor's Services Inc., respectively, are medium grade investment obligations that may have speculative characteristics. Changes in economic conditions or other circumstances are more likely to lead to weakened capacity to make principal and interest payments in the case of such obligations, than is the case for higher grade securities. See the Appendix in the Statement of Additional Information for a description of certain bond ratings.



     While the Fund's management will seek to minimize risk through diversification and continual evaluation of current developments in interest rates and economic conditions, the market prices of lower rated securities generally fluctuate in response to changes in interest rates and economic conditions more than those of higher rated securities. Using credit ratings helps to evaluate the safety of principal and interest payments but does not assess market risk. Fluctuations in the market value of portfolio securities subsequent to acquisition by the Fund will not normally affect cash income from such securities but will be reflected in the Fund's net asset value. Additionally, with lower rated securities, there is a greater possibility that an adverse change in the financial condition of the issuer, particularly a highly leveraged issuer, may affect its ability to make payments of income and principal and increase the expenses of the Fund seeking recovery from the issuer. Also, because the Fund intends to invest in securities in lower rating categories, the achievement of its goals will be more dependent on the Adviser's ability than would be the case if the Fund were investing in securities in the higher rating categories. Lower-rated securities may be thinly traded and less liquid than higher rated securities and therefore harder to value and more susceptible to adverse publicity concerning the issuer.


     Securities are selected for long-term investment and it is generally not the policy of the Fund to purchase securities for trading purposes, although there may be a limited number of short-term transactions. In general, the assets of the Fund are kept fully invested in securities selected to meet the investment objective of the Fund, but for temporary defensive purposes (as when the Adviser believes that market conditions are adverse) any part of the assets may be held, from time to time, in cash or money market instruments including U.S. Government obligations maturing within one year from the date of purchase.



                             INVESTMENT TECHNIQUES
                               AND RELATED RISKS
Repurchase Agreements


     The Fund may enter into repurchase agreements with respect to U.S. Government Securities. Repurchase agreements may be entered into only with registered broker/ dealers or Government Securities dealers ("dealers") and depository institutions ("banks") believed by National to present minimum credit risk in accordance with guidelines approved by the Fund's Trustees. National will review and monitor the creditworthiness of such dealers and banks. Under such agreements, the dealer or bank agrees, upon entering into the contract, to repurchase a security it sells at a time and price mutually agreed upon with the purchaser of the security, thereby determining the yield during the term of the agreement. This results in a fixed rate of return insulated from market fluctuations during such period. The seller under a repurchase agreement will be required to maintain the value of the securities subject to the agreement at not less than the repurchase price, and such value will be determined on a daily basis by marking the underlying securities to their market value. With respect to any repurchase agreements with a maturity of greater than one day, such agreement shall be collateralized in an amount at least equal to 102 percent of the repurchase price. The Fund does not bear the risk of a decline in value of the underlying security unless the seller defaults under its repurchase obligation. In the event of a bankruptcy or other default of a seller of a repurchase agreement, the Fund could experience both delays in liquidating the underlying securities and losses, including (a) possible decline in the value of the underlying securities during the period while the Fund seeks to enforce its rights thereto; (b) possible subnormal levels of income and lack of access to income during this period; and (c) expenses of enforcing rights. The Fund may invest up to 10% of its net assets in repurchase agreements; however, during temporary defensive periods, up to 50% of the Fund's net assets may be so invested.


When-Issued Securities

     The Fund may purchase securities on a when-issued or delayed delivery basis. In such transactions, the price is fixed at the time the commitment to purchase is made, but delivery and payment for the securities take place more than seven days in the future or after a period longer than the customary settlement period for the particular security. Customary settlement for newly-issued mortgage-backed securities occurs only when the composition of the underlying mortgage pool is set, typically once a month.

     At the time the Fund makes the commitment to purchase a security on a when-issued or delayed delivery basis, it will record the transaction and reflect the value of the security and the liability to pay the purchase price in determining the Fund's net asset value. The value of the security on the settlement date may be more or less than the price paid as a result of, among other things, changes in the level of interest rates or other market factors. Thus there is a risk of loss which is in addition to the risk of decline in the value of the Fund's other assets. No interest accrues on the security between the time the Fund enters into the commitment and the time the security is delivered. The Fund will establish a segregated account with the Custodian in which it will maintain cash and liquid high grade debt securities equal in value to commitments for when-issued or delayed delivery securities. Such segregated securities either will mature or, if necessary, be sold on or before the settlement date. While when-issued or delayed delivery securities may be sold prior to the settlement date, it is intended that the Fund will purchase such securities with the purpose of actually acquiring them unless a sale appears desirable for investment reasons, in which case the Fund may sell its interest in the securities rather than take delivery, and may reinvest the proceeds in similar or other securities. The Fund may not invest more than 5% of its net assets at the time of investment in securities purchased on a when-issued or delayed delivery basis.

Investing in Foreign Securities

     The Fund may invest in the securities of foreign issuers. The Fund may invest in a broad range of foreign securities including equity, debt and convertible securities and foreign government securities. While the Fund may purchase the securities of issuers from various countries, it is anticipated that its foreign investments will be primarily in securities of issuers from the major industrialized nations such as the United Kingdom, France, Canada, Germany and Japan. The Fund may also invest in domestic securities denominated in foreign currencies.

     Investing in the securities of foreign companies involves special risks and considerations not typically associated with investing in U.S. companies. These include differences in accounting, auditing and financial reporting standards, generally higher commission rates on foreign portfolio transactions, the possibility of expropriation or confiscatory taxation, adverse changes in investment or exchange control regulations, political instability which could affect U.S. investments in foreign countries, and potential restrictions on the flow of international capital. Additionally, dividends payable on foreign securities may be subject to foreign taxes withheld prior to distribution. Foreign securities often trade with less frequency and volume than domestic securities and therefore may exhibit greater price volatility, and changes in foreign exchange rates will affect the value of those securities which are denominated or quoted in currencies other than the U.S. dollar. Many of the foreign securities held by the Fund will not be registered with, nor the issuers thereof be subject to the reporting requirements of, the U.S. Securities and Exchange Commission (the "SEC"). Accordingly, there may be less publicly available information about the securities and about the foreign company or government issuing them than is available about a domestic company or government entity. Moreover, individual foreign economies may differ favorably or unfavorably from the United States economy in such respects as growth of Gross National Product, rate of inflation, capital reinvestment, resource self-sufficiency and balance of payment positions.


     Certain foreign countries are less stable politically than the United States. The possibility exists that certain foreign governments may adopt policies providing for expropriation or nationalization of assets, confiscatory taxation, currency blockage or limitations on the use or removal of monies or other assets of an investment company. Finally, the Fund may encounter difficulty in obtaining and enforcing judgments against issuers of foreign securities. The economies of developing countries generally are heavily dependent upon international trade and, accordingly, have been and may continue to be adversely affected by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been and may continue to be adversely affected by economic conditions in the countries with which they trade.


     In investing in securities denominated in foreign currencies, the Fund will be subject to the additional risk of currency fluctuations. An adverse change in the value of a particular foreign currency as against the U.S. dollar, to the extent that such change is not offset by a gain in other foreign currencies, will result in a decrease in the Fund's assets. Any such change may also have the effect of decreasing or limiting the income available for distribution. Foreign currencies may be affected by revaluation, adverse political and economic developments, and governmental restrictions. Although the Fund will invest only in securities denominated in foreign currencies that are fully convertible into U.S. dollars without legal restriction at the time of investment, no assurance can be given that currency exchange controls will not be imposed on any particular currency at a later date.

     Securities of U.S. issuers denominated in foreign currencies may be less liquid and their prices more volatile than securities issued by domestic issuers and denominated in U.S. dollars. In addition, investing in securities denominated in foreign currencies often entails costs not associated with investment in U.S. dollar-denominated securities of U.S. issuers, such as the cost of converting foreign currency to U.S. dollars, higher brokerage commissions, custodial expenses and other fees. Non-U.S. dollar denominated securities may be subject to certain withholding and other taxes of the relevant jurisdiction, which may reduce the yield on the securities to the Fund and which may not be recoverable by the Fund or its investors.

     The Fund will calculate its net asset value and complete orders to purchase, exchange or redeem shares only on a Monday-Friday basis (excluding holidays on which the New York Stock Exchange is closed). Foreign securities in which the Fund may invest may be primarily listed on foreign stock exchanges which may trade on other days (such as Saturdays). As a result, the net asset value of the Fund's portfolio may be affected by such trading on days when a shareholder has no access to the Fund.


     Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. Investors are urged to consult their tax attorney with respect to specific questions regarding foreign, federal, state or local taxes.



Forward Foreign Currency Exchange Contracts


     In order to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward foreign currency exchange contracts ("forward currency contracts") for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions. For example, when the Fund anticipates making a purchase or sale of a security, it may enter into a forward currency contract in order to set the rate (either relative to the U.S. dollar or another currency) at which a currency exchange transaction related to the purchase or sale will be made. Further, when the Adviser believes that a particular currency may decline compared to the U.S. dollar or another currency, the Fund may enter into a forward contract to sell the currency that the Adviser expects to decline in an amount approximating the value of some or all of the Fund's portfolio securities denominated in that currency.

     The Fund's use of forward currency contracts involves certain investment risks and transaction costs to which it might not otherwise be subject. These include: (1) the Adviser may not always be able to accurately predict movements within currency markets, (2) the skills and techniques needed to use forward currency contracts are different from those needed to select the securities in which the Fund invests and (3) there is no assurance that a liquid secondary market will exist that would enable the Adviser to "close out" existing (current) contracts when doing so is desirable. The Fund's successful use of forward currency contracts, options on foreign currencies, futures contracts on foreign currencies and options on such contracts depends upon the Adviser's ability to predict the direction of the market and political conditions, which require different skills and techniques than predicting changes in the securities markets generally. For instance, if the value of the securities being hedged moves in a favorable direction, the advantage to the Fund would be wholly or partially offset by a loss in the forward contracts or futures contracts. Further, if the value of the securities being hedged does not change, the Fund's net income would be less than if the Fund had not hedged since there are transactional costs associated with the use of these investment practices. These practices are subject to various additional risks. The correlation between movements in the price of options and futures contracts and the price of the currencies being hedged is imperfect. The use of these instruments will hedge only the currency risks associated with investments in foreign securities, not market risks. In addition, if the Fund purchases these instruments to hedge against currency advances before it invests in securities denominated in such currency and the currency market declines, the Fund might incur a loss on the futures contract. The Fund's ability to establish and maintain positions will depend on market liquidity. The ability of the Fund to close out a futures position or an option depends upon a liquid secondary market. There is no assurance that liquid secondary markets will exist for any particular futures contract or option at any particular time. The loss from investing in futures contracts is potentially unlimited.


U.S. Treasury and Corporate Zero Coupon Bonds

     The Fund invests from time to time in U.S. Treasury and corporate zero coupon bonds. Zero coupon bonds are issued and traded at a discount from their face amount. The amount of the discount varies depending on such factors as the time remaining until maturity of the bonds and prevailing interest rates. The market price of U.S. Treasury zero coupon bonds are generally more volatile than the U.S. Treasury securities that pay interest periodically and zero coupon bonds are likely to respond to changes in interest rates to a greater degree than do securities on which regular cash payments of interest are being made that have similar maturities. In order to satisfy a requirement for qualification as a "regulated investment company" under the Code, the Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon bonds. Because the Fund will not receive on a current basis cash payments in respect of accrued original issue discount on zero coupon bonds during the period before maturity, the Fund will distribute cash obtained from other sources in order to satisfy the distribution requirement under the Code. See "Dividends, Distributions and Taxes."

Private Placements and Rule 144A Securities

     The Fund may purchase securities which have been privately issued and are subject to legal restrictions on resale or which are issued to qualified institutional investors under special rules adopted by the SEC. Such securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Fund in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under the Securities Act of 1933 (the "1933 Act"). Public sales of such securities by the Fund may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales generally involve the time and expense of the preparation and processing of a registration statement under the 1933 Act (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Fund may have to bear certain costs of registration in order to sell such shares publicly. Except in the case of securities sold to qualifying institutional investors under special rules adopted by the SEC for which the Trustees of the Fund determine the secondary market is liquid, Rule 144A securities will be considered illiquid. Trustees of the Fund may determine the secondary market is liquid based upon the following factors which will be reviewed periodically as required pursuant to procedures adopted by the Fund: the number of dealers willing to purchase or sell the security; the frequency of trades; dealer undertakings to make a market in the security, and the nature of the security and its market. Investing in Rule 144A Securities could have the effect of increasing the level of the Fund's illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities. The Fund may invest up to 15% of its net assets in illiquid securities.


Mortgage-Related Securities

     The Fund may invest in mortgage-related securities which are securities that directly or indirectly represent an ownership participation in, or are secured by and payable from, mortgage loans on real property ("Mortgage-Related Securities"). Such securities include pass-through securities representing participation interests in pools of residential mortgage loans originated by U.S. governmental or private lenders and guaranteed, to the extent provided in such securities, by the U.S. government or one of its agencies or instrumentalities. Mortgage pass-through securities, which are ownership interests in the underlying mortgage loans, differ from conventional debt securities, which provide for periodic payment of interest in fixed amounts (usually semi-annually) and principal payments at maturity or on specified call dates. Mortgage pass-through securities provide for monthly payments that are a "pass-through" of the monthly interest and principal payments, including any prepayments, made by the individual borrowers on the pooled mortgage loans, net of any fees paid to the guarantor of such securities and the servicer of the underlying mortgage loans. The underlying mortgages may be prepaid at any time and such payments are passed through to the certificate holder as a prepayment of principal. As a result, if the Fund purchases such a Mortgage-Related Security at a premium, a prepayment rate that is faster than expected will reduce the yield to maturity, while a prepayment rate that is slower than expected will have the opposite effect of increasing the yield to maturity. Conversely, if the Fund purchases a Mortgage-Related Security at a discount, faster than expected prepayments will increase, while slower than expected prepayment will reduce the yield to maturity.

     Prepayments on a pool of mortgage loans are influenced by a variety of economic, geographic, social and other factors, including changes in mortgagors' housing needs, job transfers, unemployment, mortgagors' net equity in the mortgaged properties and servicing decisions. Generally, however, prepayments on fixed rate mortgage loans will increase during a period of falling interest rates and decrease during a period of rising interest rates. Mortgage-Related Securities may decrease in value as a result of increases in interest rates and may benefit less than other fixed income securities from declining interest rates because of the risk of prepayment. Accelerated prepayments on Mortgage-Related Securities purchased by the Fund at a premium also impose a risk of loss of principal because the premium may not have been fully amortized at the time the principal is repaid in full.

     Mortgage-Related Securities are also subject to maturity extension risk which is the possibility that rising interest rates may cause prepayments to occur at a slower than expected rate. This particular risk may effectively change a security which was considered short or intermediate-term at the time of purchase to a long-term security. Long-term securities generally fluctuate more widely in response to changes in interest rates than short or intermediate-term securities.

     The Mortgage-Related Securities in which the Fund may invest include those issued and guaranteed by the Government National Mortgage Association ("Ginnie Mae"), the Federal National Mortgage Association ("Fannie Mae") and the Federal Home Loan Mortgage Corporation ("Freddie Mac"). Ginnie Mae is a wholly-owned corporate instrumentality of the United States and is authorized to borrow from the U.S. Treasury without limitation to meet its payment obligations on the mortgage-related securities which it issues and guarantees. Fannie Mae is a federally chartered but privately owned corporation which guarantees the timely payment of principal of and interest on the certificates it issues; the guarantee is not backed by the U.S. government. Freddie Mac is a corporate instrumentality of the United States which guarantees the timely payment of interest on and the ultimate payment of principal of its certificates; the guarantee is not backed by the U.S. government.


Other Investments

     The Fund may also lend portfolio securities; invest up to 5% of its assets in privately-issued asset backed securities, including collateralized mortgage obligations ("CMO's"); and write options on securities (the Fund will limit this technique to writing covered call option contracts on securities held by the Fund). See the Fund's Statement of Additional Information for further information.



                            INVESTMENT RESTRICTIONS
     Not more than 25% of the total assets of the Fund will be concentrated in the securities of any one industry. No security can be purchased by the Fund if as a result (a) more than 5% of the value of the total assets of the Fund would then be invested in the securities of a single issuer (other than U.S. Government obligations) or (b) more than 10% of any class of securities, or more than 10% of the outstanding voting securities of an issuer, would be held by the Fund.


     A detailed description of the Fund's investment restrictions is contained in the Statement of Additional Information.


                            MANAGEMENT OF THE FUND
     The Fund is a mutual fund, technically known as an open-end investment management company. The Trustees of the Trust are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on Trustees by the 1940 Act and of Massachusetts business trust law.

The Adviser


     The investment adviser to the Fund is National, which is located at 56 Prospect Street, Hartford, CT 06115-0486. National is a direct subsidiary of Phoenix Duff & Phelps Corporation. Phoenix Home Life Mutual Insurance Company is a majority shareholder of Phoenix Duff & Phelps Corporation.


     National also acts as the investment adviser or manager for Phoenix Multi-Sector Short Term Bond Fund, Phoenix California Tax Exempt Bonds, Inc., Phoenix Equity Opportunity Fund Series of Phoenix Strategic Equity Series Fund, Phoenix Multi-Sector Fixed Income Fund, Inc. and the Phoenix Worldwide Opportunities Fund. The Adviser currently has approximately $1.6 billion in assets under management.



     As compensation for its services, National receives a fee, which is accrued daily against the value of the Fund's net assets and is paid monthly by the Fund. The fee is computed at an annual rate of .70% of the Fund's average daily net assets of up to $1 billion, .65% of the Fund's average daily net assets from $1 billion to $2 billion and .60% of the Fund's average daily net assets in excess of $2 billion.



     The ratio of the management fees to average net assets for the fiscal year ended April 30, 1997 for Class A Shares and Class B Shares was .70%.


The Portfolio Manager

     Mr. John Hamlin serves as Portfolio Manager of the Fund. As such, Mr. Hamlin is primarily responsible for the day to day management of the Fund's portfolio. Mr. Hamlin is also the Portfolio Manager of the Phoenix Convertible Fund Series of the Phoenix Series Fund, advised by Phoenix Investment Counsel, Inc., an affiliate of National. Mr. Hamlin has served as Portfolio Manager of the Phoenix Convertible Fund since 1992. Mr. Hamlin is also Portfolio Manager, Common Stock, Phoenix Home Life Mutual Insurance Company. From 1989 to 1992 Mr. Hamlin was Associate Portfolio Manager for that Fund. Since May 14, 1993, he has served as Investment Officer of National.



The Financial Agent


     Equity Planning acts as financial agent of the Fund and, as such, performs administrative, bookkeeping and pricing functions for the Fund. As compensation, Equity Planning is entitled to a fee, payable monthly and based upon (a) the average of the aggregate daily net asset values of the Fund, at the following incremental annual rates:




First $100 million                    .05%
$100 million to $300 million          .04%
$300 million through $500 million     .03%
Greater than $500 million             .015%



     (b) a minimum fee of $60,000; and (c) an annual fee of $12,000 for each class of shares beyond one. For its services during the Fund's fiscal year ended April 30, 1997, Equity Planning received $256,528 or .03% of average net assets.

The Custodian and Transfer Agent

     The custodian of the assets of the Fund is State Street Bank and Trust Company, P.O. Box 351, Boston, Massachusetts 02101 (the "Custodian").

     Pursuant to a Transfer Agent and Service Agreement with the Phoenix Funds, Equity Planning acts as transfer agent for the Fund (the "Transfer Agent") for which it is paid $14.95 plus out of pocket expenses for each designated shareholder account. The Transfer Agent engages sub-agents to perform certain shareholder servicing functions from time to time for which such agents shall be paid a fee by Equity Planning.


Brokerage Commissions

     Although the Conduct Rules of the National Association of Securities Dealers, Inc. prohibit its members from seeking orders for the execution of investment company portfolio transactions on the basis of their sales of investment company shares, under such Rules, sales of investment company shares may be considered in selecting brokers to effect portfolio transactions. Accordingly, some portfolio transactions are, subject to such Rules and to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Fund.



                              DISTRIBUTION PLANS


     The offices of Equity Planning, the national distributor of the Fund's shares, are located at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, Connecticut 06083-2200. Philip R. McLoughlin is a Trustee and President of the Fund and a director and officer of Equity Planning. David R. Pepin, a Director and officer of Equity Planning, is an officer of the Fund. Michael E. Haylon, a director of Equity Planning, is an officer of the Fund. G. Jeffrey Bohne, Nancy
G. Curtiss, William E. Keen, III, William R. Moyer, Leonard J. Saltiel and Thomas N. Steenburg are officers of the Fund and officers of Equity Planning.

     Equity Planning and the Fund have entered into distribution agreements under which Equity Planning has agreed to use its best efforts to find purchasers for Fund shares sold subject to an initial sales charge and those sold subject to a contingent deferred sales charge. The Fund has granted Equity Planning the exclusive right to purchase from the Fund and resell, as principal, shares needed to fill unconditional orders for Fund shares. Equity Planning may sell Fund shares through its registered representatives or through securities dealers with whom it has sales agreements. Equity Planning may also sell Fund shares pursuant to sales agreements entered into with banks or bank-affiliated securities brokers who, acting as agent for their customers, place orders for Fund shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have not indicated that such institutions are prohibited from purchasing mutual fund shares upon the order and for the account of their customers. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of banks or bank-affiliated securities brokers are not permitted under the Glass-Steagall Act, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with banks or bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of the Fund.


     The sale of Fund shares through a securities broker affiliated with a particular bank is not expected to preclude the Fund from borrowing from such bank or from availing itself of custodial or transfer agency services offered by such bank.


     The Trustees have adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (the "Class A Plan," the "Class B Plan," and collectively the "Plans"). The Plans permit the Fund to reimburse the Distributor for expenses incurred in connection with the sale and promotion of Fund shares and the furnishing of shareholder services. Pursuant to the Class A Plan, the Fund may reimburse the Distributor for actual expenses of the Distributor up to 0.30% annually for the average daily net assets of the Fund's Class A Shares. However, the Distributor has voluntarily agreed to limit the maximum amount of reimbursement under the Class A Plan for the current fiscal year to 0.25% annually of the average daily net assets of the Fund's Class A Shares. Under the Class B Plan, the Fund may reimburse the Distributor monthly for actual expenses of the Distributor up to 1.00% annually of the average daily net assets of the Fund's Class B Shares.

     Expenditures incurred under the Plans may consist of: (i) commissions to sales personnel for selling shares of the Fund (including underwriting commissions and finance charges related to the payment of commissions for sales of Class B Shares); (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities including expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the costs of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Fund determine are reasonably calculated to result in the sale of shares of the Fund; provided, however, that a portion of such amount paid to the Distributor, which portion shall be equal to or less than 0.25% annually of the average daily net assets of the Fund shares, may be paid for reimbursing the costs of providing services to shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee"). From the Service Fee the Distributor expects to pay a quarterly fee to qualifying broker/dealer firms, as compensation for providing personal services and/or the maintenance of shareholder accounts, with respect to shares sold by such firms. This fee will not exceed on an annual basis 0.25% of the average annual net asset value of such shares, and will be in addition to sales charges on Fund shares which are reallowed to such firms. To the extent that the entire amount of the Service Fee is not paid to such firms, the balance will serve as compensation for personal and account maintenance services furnished by the Distributor.

     In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other batch processing.


     Under the Class A Plan, reimbursement or payment of expenses may not be made unless such payment or reimbursement occurs prior to the earliest of (a) the last day of the one-year period commencing on the last day of the calendar quarter during which the specific service or activity was performed, or (b) the last day of the one-year period commencing on the last day of the calendar quarter during which payment for the service or activity was made by a third party on behalf of the Fund. The Class B Plan, however, does not limit the reimbursement of distribution related expenses to expenses incurred in specified time periods.


     For the fiscal year ended April 30, 1997, the Fund paid the Distributor $1,178,775 under the Class A Plan and $3,831,208 under the Class B Plan. The fees were used to compensate unaffiliated broker-dealers for servicing shareholder's accounts, including $53,355 paid to W.S. Griffith & Co., Inc., an affiliate, compensating sales personnel and reimbursing the Distributor for commission expenses and expenses related to preparation of the marketing material. On a quarterly basis, the Fund's Trustees review a report on expenditures under each Plan and the purposes for which expenditures were made. The Trustees conduct an additional more extensive review annually in determining whether each Plan will be continued. By its terms, continuation of each Plan from year to year is contingent on annual approval by a majority of the Fund's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of either Plan or any related agreements (the "Plan Trustees"). Each Plan provides that it may not be amended to increase materially the costs which the Fund may bear without approval of the applicable class of shareholders of the Fund and that other material amendments must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. Each Plan further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." Each Plan may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the applicable class of outstanding shares of the Fund.

     The Trustees have concluded that there is a reasonable likelihood that the Plans will benefit the Fund and all classes of shareholders. The Class A Plan and the Class B Plan were approved by shareholders of the Fund at a special meeting of shareholders held on April 30, 1993.


     The National Association of Securities Dealers, Inc. ("NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend either or both Plans.



                               HOW TO BUY SHARES

     The minimum initial purchase is $500 and the minimum subsequent investment is $25. Both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Equity Planning, or pursuant to the Systematic Exchange Privilege (see Statement of Additional Information). Completed applications for the purchase of shares should be mailed to The Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

     Each class of shares represents an interest in the same portfolio of investments of the Fund, has the same rights, and is identical to the other in all respects, except that Class B Shares bear the expenses of the deferred sales arrangement and any expenses (including the higher distribution services fee and any incremental transfer agency costs) resulting from such sales arrangement. Each class has exclusive voting rights with respect to provisions of the Rule 12b-1 distribution plan pursuant to which its distribution services fee is paid and each class has different exchange privileges. Only the Class B Shares are subject to a conversion feature. The net income attributable to Class B Shares and the dividends paid on Class B Shares will be reduced by the amount of the higher distribution services fee and incremental expenses associated with such distribution services fee; likewise, the net asset value of the Class B shares will be reduced by such amount to the extent the Fund has undistributed net income.


     Subsequent investments for the purchase of full and fractional shares in amounts of $25 or more may be made through an investment dealer or by sending a check to Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. Shares issued will be electronically recorded in book entry form. A fee may be incurred by the shareholder for a previously issued lost or stolen share certificate. Sales personnel of broker-dealers distributing the Fund's shares may receive differing compensation for selling Class A or Class B Shares.

     The Fund offers combination purchase privileges, letters of intent, accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with Class B shares. Shares of the Fund or shares of any other Phoenix Fund may be exchanged for shares of the same class on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Phoenix Fund, except if made in connection with the Systematic Exchange Privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares from any other Phoenix Fund. On Class B Share exchanges, the contingent deferred sales charge schedule of the original shares purchased continues to apply.



Alternative Sales Arrangements

     The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution fee and contingent deferred sales charges on Class B Shares prior to conversion would be less than the initial sales charge and accumulated distribution fee on Class A Shares purchased at the same time, and to what extent such differential would be offset by the higher yield of Class A Shares. In this regard, Class A Shares will be more beneficial to the investor who qualifies for certain reduced initial sales charges. For this reason, the Distributor intends to limit sales of Class B Shares sold to any shareholder to a maximum total value of $250,000. Class B Shares sold to unallocated qualified employer sponsored plans will be limited to a maximum total value of $1,000,000.


     Class B Shares sold to allocated qualified employer sponsored plans, including 401(k) plans, will be limited to a maximum total value of $250,000 for each participant. The Distributor reserves the right to decline the sale of Class B Shares to allocated qualified employer sponsored plans not utilizing an approved participant tracking system. In addition, Class B Shares will not be sold to any qualified employee benefit plan, endowment fund or foundation if, on the date of the initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees. Class B Shares will also not be sold to investors who have reached the age of 85 because of such persons' expected distribution requirements.


     Class A Shares are subject to a lower distribution fee and, accordingly, pay correspondingly higher dividends per share. However, because initial sales charges are deducted at the time of purchase, such investors would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B Shares may exceed the initial sales charge on Class A Shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charge, not all their funds will be invested initially. However, other investors might determine that it would be more advantageous to purchase Class B Shares to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, for a five-year period, being subject to a contingent deferred sales charge.

Initial Sales Charge Alternative--Class A Shares

     The public offering price of Class A Shares is the net asset value plus a sales charge, as set forth below. Offering prices become effective at the close of the general trading session of the New York Stock Exchange. Orders received by dealers prior to such time are confirmed at the offering price effective at that time, provided the order is received by State Street Bank and Trust Company prior to its close of business.

     The sales charge varies with the size of the purchase and reduced charges apply to the aggregate of purchases of the Fund made at one time by "any person," which term includes an individual, an individual and his/her spouse and their children under the age of 21, or a trustee or other fiduciary purchasing shares for a single trust, estate or fiduciary account although more than one beneficiary is involved.


     Class A Shares of the Fund are offered to the public at the net asset value next computed after the purchase order is received by State Street Bank and Trust Company, plus a maximum sales charge of 4.75% of the offering price (4.99% of the amount invested) on single purchases of less than $50,000. The sales charge is reduced on a graduated scale on single purchases of $50,000 or more as shown below.



                      Sales Charge    Sales Charge   Dealer Discount
     Amount of       as Percentage   as Percentage    or Agency Fee
    Transaction       of Offering      of Amount     as Percentage of
 at Offering Price       Price          Invested     Offering Price*
-------------------- --------------- --------------- -----------------
Less than $50,000          4.75%           4.99%            4.25%
$50,000 but under
  $100,000                 4.50%           4.71%            4.00%
$100,000 but under
  $250,000                 3.50%           3.63%            3.00%
$250,000 but under
  $500,000                 3.00%           3.09%            2.75%
$500,000 but under
  $1,000,000               2.00%           2.04%            1.75%
$1,000,000 or more         None            None             None**


---------
*Equity Planning will sponsor sales contests, training and educational meetings and provide to all qualifying dealers, from its own profits and resources, additional compensation in the form of trips, merchandise or expense reimbursement. Brokers and dealers other than Equity Planning may also make customary additional charges for their services in effecting purchases, if they notify the Fund of their intention to do so. Equity Planning shall also pay service and retention fees, from its own profits and resources, to qualified wholesalers in connection with the sale of shares of Phoenix Funds (exclusive of Class A Shares of Phoenix Money Market Series) by registered financial institutions and related third party marketers.


**In connection with Class A Share purchases (or subsequent purchases in any amount) by accounts held in the name of qualified employee benefit plans with at least 100 eligible employees, Equity Planning may pay broker/dealers, from its own resources, an amount equal to 1% on the first $3 million of purchases, 0.50% on the next $3 million, plus 0.25% on the amount in excess of $6 million.

In connection with Class A Share purchases of $1,000,000 or more (or subsequent purchases in any amount), excluding purchases by qualified employee benefit plans as described above, Equity Planning may pay broker/dealers, from its own profits and resources, a percentage of the net asset value of any shares sold as set forth below:


    Purchase Amount          Payment to Broker-Dealer
--------------------------   -------------------------
$1,000,000 to $3,000,000               1%
$3,000,001 to $6,000,000           0.50 of 1%
$6,000,001 or more                 0.25 of 1%


     If part or all of such investment, including investments by qualified employee benefit plans, is subsequently redeemed within one year of the investment date, the broker/dealer will refund to the Distributor such amounts paid with respect to the investment.

How to Obtain Reduced Sales Charges On Class A Shares

     Investors choosing the initial sales charge alternative under certain circumstances may be entitled to pay reduced sales charges. The circumstances under which such investors may pay reduced sales charges are described below.

     Qualified Purchasers. No sales charge will be imposed on sales of shares to (1) any Phoenix Fund trustee, director or officer; (2) any director or officer, or any full-time employee or sales representative (who has acted as such for at least 90 days) of the Adviser or employee of Equity Planning; (3) registered representatives and employees of securities dealers with whom Equity Planning has sales agreements; (4) any qualified retirement plan exclusively for persons described above; (5) any officer, director or employee of a corporate affiliate of the Adviser or Equity Planning; (6) any spouse, child, parent, grandparent, brother or sister of any person named in (1), (2), (3) or
(5) above; (7) employee benefit plans for employees of the Adviser, Equity Planning and/or their corporate affiliates; (8) any employee or agent who retires from the Adviser, Equity Planning and/or a corporate affiliates; (9) any account held in the name of a qualified employee benefit plan, endowment fund or foundation if, on the date of initial investment, the plan, fund or foundation has assets of $10,000,000 or more or at least 100 eligible employees; (10) any person with a direct rollover transfer of shares from an established Phoenix Fund qualified plan; (11) any Phoenix Home Life separate account which funds group annuity contracts offered to qualified employee benefit plans; (12) any state, county, city, instrumentality, department, authority or agency prohibited by law from paying a sales charge; (13) any fully matriculated student in a U.S. service academy; (14) any unallocated accounts held by a third party administrator, registered investment adviser, trust company, or bank trust department which exercises discretionary authority and holds the account in a fiduciary, agency, custodial or similar capacity if in the aggregate such accounts held by such entity equal or exceed $1,000,000;
(15) any person who is investing redemption proceeds from investment companies other than the Phoenix Funds if, in connection with the purchases or redemption of the redeemed shares, the investor paid a prior sales charge provided such investor supplies verification that the redemption occurred within 90 days of the Phoenix Fund purchase and that a sales charge was paid; or (16) any account established by financial institutions, broker/dealers or registered investment advisers for which an account management fee or transaction fee is charged and, provided such entity has entered into an agreement with the Distributor for this program; provided that sales to persons listed in (1) through (15) above are made upon the written assurance of the purchaser that the purchase is made for investment purposes and that the shares so acquired will not be resold except to the Fund.


     In addition, Class A Shares purchased by the following investors are not subject to any Class A sales charge: (1) investment advisors and financial planners who charge an advisory, consulting or other fee for their services and buy shares for their own accounts or the accounts of their clients, and (2) retirement plans and deferred compensation plans and trusts used to fund those plans (including, for example, plans qualified or created under sections 401(a), 403(b) or 457 of the Internal Revenue Code), and "rabbi trusts" that buy shares for their own accounts, in each case if those purchases are made through a broker or agent or other financial intermediary that has made special arrangements with the Distributor for those purchases; (3) clients of such investment advisors or financial planners who buy shares for their own accounts may also purchase shares without sales charge but only if their accounts are linked to a master account of their investment advisor or financial planner on the books and records of the broker, agent or financial intermediary with which the Distributor has made such special arrangements (each of these investors may be charged a fee by the broker, agent or financial intermediary for purchasing shares).


     Shares issued pursuant to the automatic reinvestment of income dividends or capital gains distributions are not subject to any sales charges. The Fund receives the entire net asset value of its Class A Shares sold to investors. The Distributor's commission is the sales charge shown above less any applicable discount or commission "re-allowed" to selected dealers and agents. The Distributor will re-allow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Distributor may elect to re-allow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Distributor. A selected dealer who receives re-allowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act of 1933.

     Combination Purchase Privilege. Purchases, either singly or in any combination, of shares of the Fund or shares of any other Phoenix Fund (including Class B Shares and excluding Money Market Series Class A Shares), if made at a single time by a single purchaser, will be combined for the purpose of determining whether the total dollar amount of such purchases entitles the purchaser to a reduced sales charge on any such purchases of Class A shares. Each purchase of Class A Shares will then be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of such purchase is applicable to a single transaction of the total dollar amount of all such purchases. The term "single purchaser" includes an individual, or an individual, his spouse and their children under the age of majority purchasing for his or their own account (including an IRA account) including his or their own trust, commonly known as a living trust; a trustee or other fiduciary purchasing for a single trust, estate or single fiduciary account, although more than one beneficiary is involved; multiple trusts or 403(b) plans for the same employer; multiple accounts (up to 200) under a qualified employee benefit plan or administered by a third party administrator; or trust companies, bank trust departments, registered investment advisers, and similar entities placing orders or providing administrative services with respect to funds over which they exercise discretionary investment authority and which are held in a fiduciary, agency, custodial or similar capacity, provided all shares are held in record in the name, or nominee name, of the entity placing the order.

     Letter of Intent. Class A Shares or shares of any other Phoenix Fund (including Class B shares and excluding Money Market Class A Shares) may be purchased by a "single purchaser" (as defined above) within a period of thirteen months pursuant to a Letter of Intent, in the form provided by Equity Planning, stating the investor's intention to invest in such shares during such period an amount which, together with the value (at their maximum offering prices on the date of the Letter) of the Class A Shares of the Fund or Class A or Class B shares of any other Phoenix Fund then owned by such investor, equals a specified dollar amount. Each purchase of shares made pursuant to a Letter of Intent will be made at the public offering price, as described in the then current Prospectus relating to such shares, which at the time of purchase is applicable to a single transaction of the total dollar amount specified in the Letter of Intent.

     An investor's Letter of Intent is not a binding commitment of the investor to purchase or a binding obligation of the Fund or Equity Planning to sell a specified dollar amount of shares qualifying for a reduced sales charge. Accordingly, out of his initial purchase (and subsequent purchases if necessary), 5% of the dollar amount of purchases required to complete his investment (valued at the purchase price thereof) is held in escrow in the form of shares registered in the investor's name until he completes his investment, at which time escrowed shares are deposited to his account. If the investor does not complete his investment and does not within 20 days after written request by Equity Planning or his dealer pay the difference between the sales charge on the dollar amount specified in his Letter and the sales charge on the dollar amount of actual purchases, the difference will be realized through the redemption of an appropriate number of the escrowed shares and any remaining escrowed shares will be deposited to his account.

     Right of Accumulation. "Single purchasers" (as defined above) may also qualify for reduced sales charges based on the combined value of purchases of either class of shares of the Fund, or any other Phoenix Fund, made over time. Reduced sales charges are offered to investors whose shares, in the aggregate, are valued (i.e., the dollar amount of such purchases plus the current value (at the public offering price as described in the then current prospectus relating to such shares) of shares of the Phoenix Funds owned) in excess of the threshold amount described in the Section entitled "Initial Sales Charge Alternative--Class A Shares." To use this option, the investor must supply sufficient information as to account registrations and account numbers to permit verification that one or more of his purchases qualifies for a reduced sales charge.

     Associations. A group or association may be treated as a "single purchaser" and qualify for reduced initial sales charges under the Combination Privilege and Right of Accumulation if the group or association (1) has been in existence for at least six months; (2) has a legitimate purpose other than to purchase mutual fund shares at a reduced sales charge; (3) gives its endorsements or authorization to the investment program to facilitate solicitation of the membership by the investment dealer, thus effecting economies of sales effort; and (4) is not a group whose sole organizational nexus is that the members are credit card holders of a company, policyholders of an insurance company, customers of a bank or a broker-dealer or clients of an investment adviser.

Deferred Sales Charge Alternative--Class B Shares

     Investors choosing the deferred sales charge alternative purchase Class B Shares at net asset value per share without the imposition of a sales charge at the time of purchase. The Class B Shares are being sold without an initial sales charge, but are subject to a sales charge if redeemed within five years of purchase.


     Proceeds from the contingent deferred sales charge are paid to the Distributor and are used in whole or in part by the Distributor to defray the expenses of the Distributor related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution fee facilitates the ability of the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase.


     Contingent Deferred Sales Charge. Class B Shares which are redeemed within five years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the current market value or the cost of the shares being redeemed. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.


     The Distributor intends to pay investment dealers a sales commission of 4% of the sale price of Class B Shares sold by such dealers, subject to future amendment or termination. The Distributor will retain all or a portion of the continuing distribution fee assessed to Class B shareholders and will receive the entire amount of the contingent deferred sales charge paid by shareholders on the redemption of shares to finance the 4% commission plus interest and related marketing expenses.


     The amount of the contingent deferred sales charges, if any, will vary depending on the number of years from the time of payment for the purchase of Class B Shares until the time of redemption of such shares. Solely for purposes of determining the number of years from the time of any payment for the purchases of shares, all payments during a month will be aggregated and deemed to have been made on the last day of the previous month.


                        Contingent Deferred
                         Sales Charge as
                         a Percentage of
                          Dollar Amount
Year Since Purchase     Subject to Charge
---------------------   ---------------------
First                           5%
Second                          4%
Third                           3%
Fourth                          2%
Fifth                           2%
Sixth                           0%

     In determining whether a contingent deferred sales charge is applicable to a redemption, it will be assumed that any Class A Shares are being redeemed first. Class B Shares held for over 5 years and shares acquired pursuant to reinvestment of dividends or distributions are redeemed next. Any Class B Shares held longest during the five-year period are redeemed next unless the shareholder directs otherwise. The charge will not be applied to dollar amounts representing an increase in the net asset value since the time of purchase.


     To provide an example, assume in 1990, an investor purchased 100 Class B Shares. In 1993, the investor purchased another 100 Class B Shares at $12 per share. In 1995, the investor purchased 100 Class A Shares. Assume that in 1996, the investor owns 225 Class B Shares (15 Class B Shares resulting from dividend reinvestment and distributions upon the Class B Shares purchased in 1990 and 10 Class B Shares resulting from dividend reinvestment and distributions upon the Class B Shares purchased in 1993) as well as 100 Class A Shares. If the investor wished to then redeem 300 shares and had not specified a preference in redeeming shares; first, 100 Class A Shares would be redeemed without charge. Second, 115 Class B Shares purchased in 1990 (including 15 shares issued as a result of dividend reinvestment and distributions) would be redeemed next without charge. Finally, 85 Class B Shares purchased in 1993 would be redeemed resulting in a deferred sales charge of $27 [75 shares (85 shares minus 10 shares resulting from dividend reinvestment) - $12 (original price) - 3% (applicable rate in the third year after purchase)].


     The contingent deferred sales charge is waived on redemptions of shares
(a) if redemption is made within one year of death (i) of the sole shareholder on an individual account, (ii) of a joint tenant where the surviving joint tenant is the deceased's spouse, or (iii) of the beneficiary of Uniform Gifts to Minors Act (UGMA), Uniform Transfers to Minors Act (UTMA) or other custodial account; (b) if redemption is made within one year of disability, as defined in
Section 72(m)(7) of the Code; (c) in connection with mandatory distributions upon reaching age 70-1/2 under any retirement plan qualified under Sections 401, 408 or 403(b) of the Code or any redemption resulting from the tax-free return of an excess contribution to an IRA; (d) in connection with redemptions by 401(k) plans using an approved participant tracking system for participant hardships, death, disability or normal retirement, and loans which are subsequently repaid; (e) in connection with the exercise of certain exchange privileges among Class B Shares of the Fund and Class B Shares of other Phoenix Funds; (f) in connection with any person with a direct rollover transfer of shares from an established Phoenix Fund qualified plan into a Phoenix Fund IRA by participants terminating from the qualifying plan; and (g) in accordance with the terms specified under the Systematic Withdrawal Program. If, upon the occurrence of a death as outlined above, the account is transferred to an account registered in the name of the deceased's estate, the contingent deferred sales charge will be waived on any redemption from the estate account occurring within one year of the death. If the Class B Shares are not redeemed within one year of the death, they will remain Class B Shares and be subject to the applicable contingent deferred sales charge when redeemed.

     Class B Shares of the Fund will automatically convert to Class A Shares without a sales charge at the relative net asset values of each of the classes after eight years from the acquisition of the Class B Shares, and as a result, will thereafter be subject to the lower distribution fee under the Class A Plan. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B Shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution-related expenses from the burden of such distribution-related expenses.


     For purposes of conversion, Class B Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B Shares in the shareholder's Fund account (other than those in the sub-account) are converted to Class A Shares, an equal pro rata portion of the Class B Shares in the sub-account will also be converted to Class A Shares.

     The conversion of Class B Shares to Class A Shares is subject to the continuing availability of an opinion of counsel or a ruling from the Internal Revenue Service ("IRS") to the effect that (i) the assessment of the higher distribution fees and transfer agency costs with respect to Class B Shares does not result in any dividends or distributions constituting "preferential dividends" under the Code, and (ii) that the conversion of shares does not constitute a taxable event under federal income tax law. The conversion of Class B Shares to Class A Shares may be suspended if such an opinion or ruling is no longer available. In that event, no further conversions of Class B Shares would occur, and shares might continue to be subject to the higher distribution fee for an indefinite period which may extend beyond the period ending eight years after the end of the month in which affected Class B Shares were purchased. If the Fund were unable to obtain such assurances, it might make additional distributions if doing so would assist in complying with the Fund's general practice of distributing sufficient income to reduce or eliminate U.S. federal taxes.


                           INVESTOR ACCOUNT SERVICES

     The Fund mails periodic statements and reports to shareholders. In order to reduce the volume and cost of mailings, to the extent possible, only one copy of most Fund reports will be mailed to households for multiple accounts with the same surname at the same household address. Please contact Equity Planning to request additional copies of shareholder reports toll free at (800) 243-4361.

     In most cases, changes to any shareholder account may be accomplished by calling Shareholder Services at (800) 243-1574. More information relating to the shareholder account services can be found in the Fund's Statement of Additional Information ("SAI").

     Bank Draft Investing Program (Investo-Matic Plan). By completing the Investo-Matic Section of the New Account Application, you may authorize the bank named in the form to draw $25 or more from your personal bank account to be used to purchase additional shares for your account. The amount you designate will be made available, in form payable to the order of the Transfer Agent, by the bank on the date the bank draws on your account and will be used to purchase shares at the applicable offering price.

     Distribution Option. The Fund currently declares all income dividends and all capital gain distributions, if any, payable in shares of the Fund at net asset value or, at your option, in cash. By exercising the distribution option, you may elect to: (1) receive both dividends and capital gain distributions in additional shares or (2) receive dividends in cash and capital gain distributions in additional shares or (3) receive both dividends and capital gain distributions in cash. If you elect to receive dividends and/or distributions in cash and the check cannot be delivered or remains uncashed due to an invalid address, then the dividend and/or distribution will be reinvested after the Transfer Agent has been informed that the proceeds are undeliverable. Additional shares will be purchased in your account at the then current net asset value. Dividends and capital gain distributions received in shares are taxable to you and credited to your account in full and fractional shares computed at the closing net asset value on the next business day after the record date. No interest will accrue on amounts represented by uncashed distribution or redemption checks.

     Systematic Withdrawal Program. The Systematic Withdrawal Program allows you to periodically redeem a portion of your account on a predetermined monthly, quarterly, semiannual or annual basis. A sufficient number of full and fractional shares will be redeemed so that the designated payment is made on or about the 20th day of the month. Shares are tendered for redemption by the Transfer Agent, as agent for the shareowner, on or about the 15th of the month at the closing net asset value on the date of redemption. The Systematic Withdrawal

Program also provides for redemptions to be tendered on or about the 10th, 15th or 25th of the month with proceeds to be directed through Automated Clearing House (ACH) to your bank account. In addition to the limitations stated below, withdrawals may not be less than $25 and minimum account balance requirements shall continue to apply.

     Class A and B shareholders participating in the Systematic Withdrawal Program must own shares of the Fund worth $5,000 or more, as determined by the then current net asset value per share, and elect to have all dividends reinvested. The purchase of shares while participating in the withdrawal program will ordinarily be disadvantageous to the Class A Shares investor since a sales charge will be paid by the investor on the purchase of Class A Shares at the same time as other shares are being redeemed. For this reason, investors in Class A Shares may not participate in an automatic investment program while participating in the Systematic Withdrawal Program.

     Through the Program, Class B shareholders may withdraw up to 1% of their aggregate net investments (purchases, at initial value, to date net of non-Program redemptions) each month or up to 3% of their aggregate net investments each quarter without incurring otherwise applicable contingent deferred sales charges. Class B shareholders redeeming more shares than the percentage permitted by the withdrawal program will be subject to any applicable contingent deferred sales charge on all shares redeemed. Accordingly, the purchase of Class B Shares will generally not be suitable for an investor who anticipates withdrawing sums in excess of the above limits shortly after purchase.

     Tax Sheltered Retirement Plans. Shares of the Fund are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, SIMPLE IRA, SIMPLE 401(k), Profit-Sharing and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations and 403(b) Retirement Plans. Write or call Equity Planning at (800) 243-4631 for further information about the plans.

Exchange Privileges

     You may exchange shares of one Phoenix Fund for shares of another Phoenix Fund without paying any fees or sales charges. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. Shares held in book-entry form may be exchanged for shares of the same class of other Phoenix Funds, provided the following conditions are met: (1) the shares that will be acquired in the exchange (the "Acquired Shares") are available for sale; (2) the Acquired Shares are the same class as the shares to be surrendered (the "Exchanged Shares"); (3) the Acquired Shares will be registered to the same shareholder account as the Exchanged Shares; (4) the account value of the Fund whose shares are to be acquired must equal or exceed the minimum initial investment amount required by that Phoenix Fund after the exchange is made; and (5) if you have elected not to use the telephone exchange privilege (see below), a properly executed exchange request must be received by the Distributor. Exchanges may be made over the telephone or in writing and may be made at one time or systematically over a period of time. Note, each Phoenix Fund has different investment objectives and policies. You should read the prospectus of the Phoenix Fund into which the exchange is to be made before making any exchanges. This privilege may be modified or terminated at any time on 60 days' notice.

     Market Timer Restrictions. Because excessive trading can hurt Fund performance and harm shareholders, the Fund reserves the right to temporarily or permanently terminate exchange privileges or reject any specific order from anyone whose transactions seem to follow a timing pattern, including those who request more than one exchange out of a fund within any 30 day period. The Distributor has entered into agreements with certain market timer entities permitting them to exchange their clients' shares by telephone. These privileges are limited under those agreements. The Distributor has the right to reject or suspend these privileges upon reasonable notice.

     Telephone Exchanges. If permitted in your state and unless you waive this privilege in writing, you or your broker may sell or exchange your shares over the phone by calling the Distributor at (800) 243-1574. Reasonable procedures will be used to confirm that telephone instructions are genuine. In addition to requiring that the exchange is only made between accounts with identical registrations, the Distributor may require address or other forms of identification and will record telephone instructions. All exchanges will be confirmed in writing to you. If procedures reasonably designed to prevent unauthorized telephone exchanges are not followed, the Fund and/or Distributor may be liable for following telephone instructions that prove to be fraudulent. Broker/dealers other than the Distributor assume the risk of any loss resulting from any unauthorized telephone exchange instructions from their firm or their registered representatives. You assume the risk that the Distributor acts upon unauthorized instructions it reasonably believes to be genuine. During times of severe economic or market changes, this privilege may be difficult to exercise or may be temporarily suspended. In such event, an exchange may be effected by written request by following the procedure outlined for selling shares represented by certificate(s).


                                NET ASSET VALUE

     The net asset value per share of the Fund is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

     The Fund's investments are valued at market value or, where market quotations are not available, at fair value as determined in good faith by the Trustees or their delegates. Foreign and domestic debt securities (other than short-term investments) are valued on the basis of broker quotations or valuations provided by a pricing service approved by the Trustees when such prices are believed to reflect the fair value of such securities. Foreign and domestic equity securities are valued at the last sale price or, if there has been no sale that day, at the last bid price, generally. Short term investments having a remaining maturity of less than sixty-one days are valued at amortized cost, which the Trustees have determined approximates market value. For further information about security valuations, see the Statement of Additional Information.


                              HOW TO REDEEM SHARES

     You have the right to have the Fund buy back shares at the net asset value next determined after receipt of a redemption order, and any other required documentation in proper form, by Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. In the case of a Class B Share redemption, you will be subject to the applicable deferred sales charge, if any, for such shares (see "Deferred Sales Charge Alternative--Class B Shares," above). Subject to certain restrictions, shares may be redeemed by telephone, by check or in writing. In addition, shares may be sold through securities dealers, brokers or agents who may charge customary commissions or fees for their services. The Fund does not charge any redemption fees. Payment for shares redeemed is made within seven days; provided, however, that redemption proceeds will not be disbursed until each check used for purchases of shares has been cleared for payment by your bank, which may take up to 15 days after receipt of the check.


     The requirements to redeem shares are outlined in the table below. Additional documentation may be required for redemptions by corporations, partnerships or other organizations, executors, administrators, trustees, custodians, guardians, or from IRA's or other retirement plans, or if redemption is requested by anyone but the shareholder(s) of record. To avoid delay in redemption or transfer, shareholders having questions about specific requirements should contact the Fund at (800) 243-1574. Redemption requests will not be honored until all required documents in proper form have been received.


How can I sell my Shares?

[graphic of phone]     By Phone    [bullet]   Sales up to $50,000
                                   [bullet]   Not available on most retirement accounts
(800) 243-1574                     [bullet]   Requests received after 4PM will be executed
                                              on the following business day
                                   [bullet]   Letter of instruction from the registered owner
[graphic of envelope]  In Writing             including the fund and account number and
                                              the number of shares or dollar amount you
                                              wish to sell
                                   [bullet]   No signature guarantee is required if your
                                              shares are registered individually, jointly, or
                                              as custodian under the Uniform Gifts to
                                              Minors Act or Uniform Transfers to Minors
                                              Act, the proceeds of the redemption do not
                                              exceed $50,000, and the proceeds are payable
                                              to the registered owners(s) at the address of
                                              record

     Shares previously issued in certificate form can not be redeemed until the certificated shares have been deposited to your account.

     Telephone Redemptions. The Fund and the Transfer Agent will employ reasonable procedures to confirm that telephone instructions are genuine. Address and bank account information will be verified, telephone redemption instructions will be recorded on tape, and all redemptions will be confirmed in writing to you. If there has been an address change within the past 60 days, a telephone redemption will not be authorized. To the extent that procedures reasonably designed to prevent unauthorized telephone redemptions are not followed, the Fund and/or the Transfer Agent may be liable for following telephone instructions for redemption transactions that prove to be fraudulent. Broker/dealers other than Equity Planning have agreed to bear the risk of any loss resulting from any unauthorized telephone redemption instruction from the firm or its registered representatives. However, you would bear the risk of loss resulting from instructions entered by an unauthorized third party that the Fund and/or the Transfer Agent reasonably believe to be genuine. The Telephone Redemption Privilege may be modified or terminated at any time on 60 days' notice to shareholders. In addition, during times of drastic economic or market changes, the Telephone Redemption Privilege may be difficult to exercise or may be temporarily suspended. In such event, a redemption may be effected by written request by following the procedure outlined above.

     Written Redemptions. Ownership of shares is recorded electronically in book entry form; no share certificates are available. If you elect not to use the telephone redemption or telephone exchange privileges or if the shares being exchanged are represented by a previously issued certificate(s), you must submit your request in writing. If the shares are being exchanged between accounts that are not identically registered, the signature on such request must be guaranteed by an eligible guarantor institution as defined by the Transfer Agent in accordance with its signature guarantee procedures. Currently, such procedures generally permit guarantees by banks, broker dealers, credit unions, national securities exchanges, registered securities associations, clearing agencies and savings associations. Any outstanding certificate or certificates for the tendered shares must be duly endorsed and submitted. The Distributor reserves the right to charge you for lost or stolen certificates.

     Account Reinstatement Privilege. You have a one time privilege of using redemption proceeds from Class A and B Shares to purchase Class A Shares of any Phoenix Fund with no sales charge (at net asset value next determined after the request for reinvestment is made). For Federal income tax purposes, a redemption and reinvestment will be treated as a sale and purchase of shares. Special rules may apply in computing the amount of gain or loss in these situations. (See "Dividends, Distributions and Taxes" for information on the Federal income tax treatment of a disposition of shares.) A written request to reinstate your account must be received by the Transfer Agent within 180 days of the redemption, accompanied by payment for the shares (not in excess of the redemption value). Class B shareholders who have had the contingent deferred sales charge waived through participation in the Systematic Withdrawal Program are not eligible to use the Reinstatement Privilege.



Redemption of Small Accounts

     Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemptions, of less than $200. Before the Fund redeems these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $200.

     A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/ dealer. The Fund has no specific procedures governing such account transfers.


                            DIVIDENDS, DISTRIBUTIONS
                                   AND TAXES


     The Fund intends to continue to qualify annually as a regulated investment company under Subchapter M of the Code, and to distribute annually to shareholders substantially all of its net investment income and net realized capital gains, after utilization of any capital loss carryovers. If the Fund so qualifies, it generally will not be subject to Federal income tax on the income it distributes. The discussion below is based upon the assumption that the Fund will continue to qualify as a regulated investment company.


     The Fund intends to make distributions from net investment income quarterly, and intends to distribute net realized capital gains, if any, at least annually.

     The Fund will be subject to a nondeductible 4% excise tax if it fails to meet certain calendar year distribution requirements. In order to prevent imposition of the excise tax, it may be necessary for the Fund to make distributions more frequently than described in the previous paragraph.

     Unless a shareholder elects to receive distributions in cash, dividends and capital gain distributions will be paid in additional shares of the Fund credited at the net asset value per share on the ex-date. Dividends and distributions, whether received in cash or in additional shares of the Fund, generally are subject to Federal income tax and may be subject to state, local, and other taxes. Shareholders will be notified annually about the amount and character of distributions made to them by the Fund.


     Long-term capital gains, if any, distributed to shareholders and which are designated by the Fund as capital gain distributions, are taxable to shareholders as long-term capital gain distributions regardless of the length of time shares of the Fund have been held by the shareholder. Distributions of short-term capital gains and net investment income, if any, are taxable to shareholders as ordinary income.



     Dividends and distributions generally will be taxable to shareholders in the taxable year of the shareholder in which they are received. However, dividends and distributions declared by the Fund in October, November or December of any calendar year, with a record date in such a month, and paid during the following January, will be treated as if they were paid by the Fund and received by shareholders on December 31 of the calendar year in which they were declared.


     A redemption or other disposition (including an exchange) of shares of the Fund generally will result in the recognition of a taxable gain or loss, which will be a long- or short-term capital gain or loss (assuming the shares were a capital asset in the hands of the shareholder), depending upon a shareholder's holding period for his or her shares. In addition, if shares of the Fund are disposed of at a loss and are replaced (either through purchases or through reinvestment of dividends) within a period commencing thirty days before and ending thirty days after the disposition of such shares, the realized loss will be disallowed and appropriate adjustments to the tax basis of the new shares will be made. In addition, special rules may apply to determine the amount of gain or loss realized on any exchange.


     Legislation may be enacted in the future that could affect the tax consequences described above. Foreign shareholders may be subject to U.S. Federal income tax rules that differ from those described above. For more information regarding distributions and taxes, see "Dividends, Distributions and Taxes" in the Statement of Additional Information.



Important Notice Regarding Taxpayer IRS Certification


     Pursuant to IRS regulations, the Fund may be required to withhold 31% of all reportable payments including any taxable dividends, capital gain distributions or share redemption proceeds for any account which does not have a taxpayer identification number or social security number and certain required certifications.


     The Fund reserves the right to refuse to open an account for any person failing to provide a taxpayer identification number along with the required certifications.


     The Fund sends to all shareholders, within 31 days after the end of the calendar year, information which is required by the Internal Revenue Service for preparing federal income tax returns.

     Investors are urged to consult their attorney or tax adviser regarding specific questions as to Federal, foreign, state or local taxes.


                            ADDITIONAL INFORMATION

Organization of the Fund

     The Fund was organized under Massachusetts law in 1986 as a business trust. On August 29, 1986, the Fund purchased all of the assets and assumed all of the liabilities of the Total Income Series of National Securities Funds. National Securities Funds, as such, had been in existence since 1940. The Fund is continuing the business of the Total Income Series. On December 15, 1989, the Fund purchased all of the assets and assumed all of the liabilities of the National Preferred Fund. On May 30, 1990, the Fund purchased all of the assets and assumed all of the liabilities of the National Premium Income Fund. On June 30, 1993, the Trustees voted to change the name of the Fund to "Phoenix Income and Growth Fund" to reflect the purchase of the Adviser by Phoenix Home Life and the affiliation with the other Phoenix Funds.

     The Declaration of Trust provides that the Fund's Trustees are authorized to create an unlimited number of series and, with respect to each series, to issue an unlimited number of full and fractional shares of one or more classes and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the series. All shares have equal voting rights, except that only shares of the respective series or separate classes within a series are entitled to vote on matters concerning only that series or class. At the date of this Prospectus, there is only one existing series of the Fund, which has two classes of shares.

     The shares of the Fund, when issued, will be fully paid and non-assessable, have no preference, preemptive, or similar rights, and will be freely transferable. There will normally be no meetings of shareholders for the purpose of electing Trustees unless and until such time as less than a majority of the Trustees holding office have been elected by shareholders, at which time the Trustees then in office will call a shareholders' meeting for the election of Trustees. Shareholders may, in accordance with the Declaration of Trust, cause a meeting of shareholders to be held for the purpose of voting on the removal of Trustees. Meetings of the shareholders will be called upon written request of shareholders holding in the aggregate not less than 10% of the outstanding shares having voting rights. Except as set forth above and subject to the 1940 Act, the Trustees will continue to hold office and appoint successor Trustees. Shares do not have cumulative voting rights and the holders of more than 50% of the shares of the Fund voting for the election of Trustees can elect all of the Trustees of the Fund if they choose to do so and in such event the holders of the remaining shares would not be able to elect any Trustees. Shareholders are entitled to redeem their shares as set forth under "How to Redeem Shares."


     The Declaration of Trust establishing the Fund, dated June 25, 1986 (a copy of which, together with all amendments thereto, is on file in the office of the Secretary of the Commonwealth of Massachusetts), provides that the Fund's name refers to the Trustees under the Declaration of Trust collectively as Trustees, but not as individuals or personally; and no Trustee, shareholder, officer, employee or agent of the Fund shall be held to any personal liability, nor shall report be had to their private property for the satisfaction of any obligation or claim of said Fund but the "Trust Property" only shall be liable.



Registration Statement


     This Prospectus omits certain information included in the Statement of Additional Information and Part C of the Registration Statement filed with the Securities and Exchange Commission under the Securities Act of 1933 and the 1940 Act. A copy of the Registration Statement may be obtained from the Securities and Exchange Commission in Washington, D.C.

                         BACKUP WITHHOLDING INFORMATION

Step 1. Please make sure that the social security number or taxpayer identification number (TIN) which appears on the Application complies with the following guidelines:

Account Type                       Give Social Security Number or Tax Identification Number of:
-------------------------------------------------------------------------------------------------------
Individual                            Individual
-------------------------------------------------------------------------------------------------------
Joint (or Joint Tenant)               Owner who will be paying tax
-------------------------------------------------------------------------------------------------------
Uniform Gifts to Minors               Minor
-------------------------------------------------------------------------------------------------------
Legal Guardian                        Ward, Minor or Incompetent
-------------------------------------------------------------------------------------------------------
Sole Proprietor                       Owner of Business (also provide owner's name)
-------------------------------------------------------------------------------------------------------
Trust, Estate, Pension Plan Trust     Trust, Estate, Pension Plan Trust (not personal TIN of fiduciary)
-------------------------------------------------------------------------------------------------------
Corporation, Partnership,
Other Organization                    Corporation, Partnership, Other Organization
-------------------------------------------------------------------------------------------------------
Broker/Nominee                        Broker/Nominee
-------------------------------------------------------------------------------------------------------

Step 2. If you do not have a TIN, you must obtain Form SS-5 (Application for Social Security Number) or Form SS-4 (Application for Employer Identification Number) from your local Social Security or IRS office and apply for one. Write "Applied For" in the space on the application.

Step 3. If you are one of the entities listed below, you are exempt from backup withholding.
        [bullet] A corporation
        [bullet] Financial institution
        [bullet] Section 501(a) exempt organization (IRA, Corporate Retirement
                 Plan, 403(b), Keogh)
        [bullet] United States or any agency or instrumentality thereof [bullet] A State, the District of Columbia, a possession of the United
                 States, or any subdivision or instrumentality thereof
        [bullet] International organization or any agency or instrumentality thereof
        [bullet] Registered dealer in securities or commodities registered in the U.S. or a possession of the U.S.
        [bullet] Real estate investment trust
        [bullet] Common trust fund operated by a bank under section 584(a) [bullet] An exempt charitable remainder trust, or a non-exempt trust described in section 4947(a)(1)
        [bullet] Regulated Investment Company

If you are in doubt as to whether you are exempt, please contact the Internal Revenue Service.

Step 4. IRS Penalties--If you do not supply us with your TIN, you will be subject to an IRS $50 penalty unless your failure is due to reasonable cause and not willful neglect. If you fail to report interest, dividend or patronage dividend income on your federal income tax return, you will be treated as negligent and subject to an IRS 5% penalty tax on any resulting underpayment of tax unless there is clear and convincing evidence to the contrary. If you falsify information on this form or make any other false statement resulting in no backup withholding on an account which should be subject to a backup withholding, you may be subject to an IRS $500 penalty and certain criminal penalties including fines and imprisonment.

-----------
This Prospectus sets forth concisely the information about the Phoenix Income and Growth (the "Fund") which you should know before investing. Please read it carefully and retain it for future reference.


The Fund has filed with the Securities and Exchange Commission a Statement of Additional Information about the Fund, dated August 28, 1997. The Statement contains more detailed information about the Fund and is incorporated into this Prospectus by reference. You may obtain a free copy of the Statement by writing the Fund c/o Phoenix Equity Planning Corporation, 100 Bright Meadow, P.O. Box 2200, Enfield, Connecticut 06083-2200.

Financial information relating to the Fund is contained in the Annual Report to Shareholders for the year ended April 30, 1997 and is incorporated into the Statement of Additional Information by reference.



          [recycle symbol] Printed on recycled paper using soybean ink

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

[back cover]
                                                                    [indicia]
Phoenix Income and Growth Fund                                 BULK RATE MAIL
PO Box 2200                                                      U.S. POSTAGE
Enfield CT 06083-2200                                                    PAID
                                                              SPRINGFIELD, MA
                                                               PERMIT NO. 444








[logo] PHOENIX
       DUFF & PHELPS



PDP 693 (8/97)

                       STATEMENT OF ADDITIONAL INFORMATION

                          Acquisition of the Assets of

                         PHOENIX CONVERTIBLE FUND SERIES
                                   a series of
                               Phoenix Series Fund
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574

                        By and in Exchange for Shares of

                         PHOENIX INCOME AND GROWTH FUND
                                   a series of
                         Phoenix Income and Growth Fund
                                101 Munson Street
                         Greenfield, Massachusetts 01301
                                 (800) 243-1574


        This Statement of Additional Information, relating specifically to the proposed transfer of all or substantially all of the assets and certain identified liabilities of Phoenix Convertible Fund Series (the "Convertible Fund"), a series of Phoenix Series Fund, to Phoenix Income and Growth Fund (the "Income and Growth Fund"), the sole portfolio series of Phoenix Income and Growth Fund, in exchange for shares of the corresponding class of the Income and Growth Fund, consists of this cover page and the following described documents, each of which is attached hereto and incorporated by reference herein:

        (1) the Statement of Additional Information of the Income and Growth Fund dated August 28, 1997;

        (2) the Statement of Additional Information of the Phoenix Series Fund dated February 28, 1998;

        (3) the Annual Report of the Income and Growth Fund for the year ended April 30, 1998;

        (4) the Annual Report of the Phoenix Series Fund for the year ended October 31, 1997; and

        (5) the Semiannual Report of the Phoenix Series Fund for the six-month period ended April 30, 1998;

        (6)    the Pro Forma Financial Statements.

        This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Prospectus/Proxy Statement dated August [____], 1998. A copy of the Prospectus/Proxy Statement may be obtained without charge by contacting Equity Planning, at 100 Bright Meadow Boulevard, Post Office Box 2200, Enfield, Connecticut 06083-2200 or by telephoning Equity Planning toll free at 1 (800) 243- 4361.

        The date of this Statement of Additional Information is August [____], 1998.

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                                            Page
Statement of Additional Information of the
  Phoenix Income and Growth Fund dated
  August 28, 1997.........................................................................   B-

Statement of Additional Information of
  Phoenix Series Fund dated February 28, 1998.............................................   B-

Annual Report of the Phoenix Income and Growth
Fund for the year ended April 30, 1998....................................................   B-

Annual Report of the Phoenix Series Fund
  for the year ended October 31, 1997.....................................................   B-

Semi-Annual Report of the Phoenix
  Series Fund for the six-month period ended
  April 30, 1998..........................................................................   B-

Pro Forma Financial Statements............................................................   B-


                         PHOENIX INCOME AND GROWTH FUND

                               101 Munson Street
                        Greenfield, Massachusetts 01301


                      Statement of Additional Information



                                August 28, 1997


     This Statement of Additional Information is not a prospectus, but expands upon and supplements the information contained in the current Prospectus of Phoenix Income and Growth Fund (the "Fund"), dated August 28, 1997, and should be read in conjunction with it. The Fund's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361 or by writing to Equity Planning at 100 Bright Meadow Boulevard, P.O. Box 2200, Enfield, CT 06083-2200.


                   TABLE OF CONTENTS

                                                 PAGE
THE FUND    ....................................    1
INVESTMENT OBJECTIVES AND POLICIES (6)    ......    1
INVESTMENT RESTRICTIONS (10)  ..................    1
INVESTMENT TECHNIQUES (7)  .....................    2
PERFORMANCE INFORMATION (6)   ..................    3
PORTFOLIO TURNOVER   ...........................    5
PORTFOLIO TRANSACTIONS AND BROKERAGE   .........    5
SERVICES OF THE ADVISER (11)  ..................    6
NET ASSET VALUE (18)    ........................    7
HOW TO BUY SHARES (13)  ........................    7
ALTERNATIVE PURCHASE ARRANGEMENTS (13)    ......    7
INVESTOR ACCOUNT SERVICES (17)   ...............    9
REDEMPTION OF SHARES (19)  .....................   10
DIVIDENDS, DISTRIBUTIONS AND TAXES (20)   ......   10
TAX SHELTERED RETIREMENT PLANS (18)    .........   12
THE DISTRIBUTOR (11)    ........................   12
PLANS OF DISTRIBUTION (11)    ..................   13
TRUSTEES AND OFFICERS   ........................   14
OTHER INFORMATION    ...........................   22
APPENDIX    ....................................   23

                 Numbers appearing in parentheses correspond to
                  related disclosures in the Fund's Prospectus.


                        Customer Service--(800) 243-1574
                            Marketing--(800) 243-4361

                        Telephone Orders--(800) 367-5877

                 Telecommunication Device (TTY)--(800) 243-1926



PDP 693B (8/97)

                                    THE FUND


     Phoenix Income and Growth Fund is an open-end diversified management investment company which was organized under Massachusetts law in 1986 as a business trust. The Fund's Prospectus describes the investment objectives of the Fund. The following discussion supplements the description of the Fund's investment policies and investment techniques in the Prospectus.



                       INVESTMENT OBJECTIVES AND POLICIES

     The primary investment objective of the Fund is to provide an investment in a diversified group of securities that are selected for current yield consistent with preservation of capital. The investment objective of the Fund is a fundamental policy which may not be changed without the approval of the holders of a majority of the outstanding shares of the Fund. The secondary objective of the Fund is to achieve capital appreciation when it is consistent with the Fund's primary objective. The secondary objective is a non-fundamental policy and may be changed by a vote of the Trustees without shareholder approval. The Fund will contain income producing securities, including domestic or foreign equity, debt, options, convertible securities and government securities. The proportion of holdings in bonds, preferred stocks and equities will vary with the level of return obtained from these various classes of securities. Only securities producing income at the time of purchase will be included in the portfolio. There is no assurance that the Fund will achieve its investment objectives.


                            INVESTMENT RESTRICTIONS


Fundamental Policies

     The following investment restrictions constitute fundamental policies of the Fund which may be changed only upon approval by the holders of a majority of the outstanding shares of the Fund. The Fund cannot:

   1. Borrow money;

   2. Underwrite the securities of others;

   3. Deal in real estate except that it may purchase marketable securities of companies that deal in real estate or interests therein including real estate investment trusts but, excluding real estate limited partnerships;

   4. Deal in commodities or commodities contracts;

   5. Make loans to other persons except that it may lend portfolio securities (up to 25% of net assets at the time the loan is made) to brokers or dealers or other financial institutions not affiliated with the Fund or the Adviser, subject to conditions established by the Adviser (See "Lending of Securities") and enter into repurchase transactions (in accordance with the Fund's current Prospectus);

   6. Participate in any joint trading accounts;

   7. Pledge, mortgage or hypothecate any securities or other property;

   8. Purchase on margin;

   9. Engage in short sales;

  10. Issue senior securities;

  11. Invest more than 25% of its assets in any one industry or group of industries;

  12. Purchase any securities (other than U.S. Government obligations) if, as a result, more than 5% of the value of the total assets of the Fund would be invested in securities of a single issuer;

  13. Purchase any security if, as a result, more than 10% of any class of securities or more than 10% of the outstanding voting securities of any issuer would be held;

  14. Purchase any security of an investment trust except for purchases in the open market where no commission or profit to a sponsor or dealer results from such purchases, other than a customary broker's commission; and

  15. Make an investment for the purpose of exercising control or management.


Other Policies

     The following investment restrictions do not constitute fundamental policies and may be changed without shareholder approval. The Fund cannot:

   1. Invest more than 15% of its net assets in illiquid securities, including
      (a) securities with legal or contractual restrictions on resale (except in the case of securities issued pursuant to Rule 144A sold to qualifying institutional investors under special rules adopted by the Securities and Exchange Commission for which the Trustees of the Fund determine the secondary market is liquid) (b) repurchase agreements maturing in more than seven days and (c) securities that are not readily marketable;

   2. Purchase or retain any securities of any issuer if the officers, or Trustees of the Fund, the Adviser who individually own beneficially more than 1/2 of 1% of such issuer, together own beneficially more than 5% of such issuer's securities;

   3. Invest more than 5% of total net assets in securities of issuers (including their predecessors) who have been in business for less than three years; or


   4. Invest in interests (including leases) in oil, gas or other mineral exploration development programs.



                             INVESTMENT TECHNIQUES

     The Fund may utilize the following practices or techniques in pursuing its investment objectives.

Options

     The Fund may, from time to time write covered call option contracts as a means of increasing the total return of the Fund's portfolio and also as a means of providing limited protection against increases in market value of the Fund's portfolio. Such contracts will be written on securities in which the Fund has authority to invest and on securities indices listed on an organized national securities exchange. The aggregate value of the securities will be limited to not more than 25% of the net assets of the Fund.

     A call option on a security gives the purchaser of the option the right to buy the underlying security from the writer at the exercise price at any time prior to the expiration of the contract, regardless of the market price of the security during the option period. A written call option is "covered" if, throughout the life of the option (1) the Fund owns the optioned securities,
(2) the Fund maintains in a pledged account with its Custodian, any asset, including equity securities, as long as the asset is liquid, unencumbered and marked to market daily with a value sufficient to meet its obligations under the call, or (3) if the Fund owns an offsetting call option. The premium paid to the writer is the consideration for undertaking the obligations under the option contract. The Fund will only write call option contracts when it is believed that the total return to the Fund can be increased through such premiums consistent with the Fund's investment objective.


     The Fund may also write covered call options on securities indices. Through the writing of call index options, the Fund can achieve many of the same objectives as through the use of call options on individual securities. Call options on securities indices are similar to call options on a security except that, rather than the right to take delivery of a security at a specified price, a call option on a securities index gives the holder the right to receive, upon the exercise of the option, an amount of cash if the closing level of the securities index upon which the call option is based is greater than the exercise price of the option. The writing of such index call options would be subject to the present limitation of covered call option writing of not more than 25% of the net assets of the Fund. The writing of option contracts is a highly specialized activity which involves investment techniques and risks different from those ordinarily associated with investment companies, and the restrictions listed above would tend to reduce such risks. The Fund has not written call options in the last fiscal year and does not intend to do so in the future with respect to more than 5% of the Fund's net assets.

     The Fund may purchase options to close out a position, (i.e. a "closing purchase transaction"--the purchase of a call option on the same security with the same exercise price and expiration date as the call option which it has previously written on any particular security). When a security is sold from the Fund's portfolio, the Fund will first effect a closing purchase transaction so as to close out any existing call option on that security, realizing a profit or loss depending on whether the amount paid to purchase a call option is less or more than the amount received from the sale thereof. In addition, the Fund may wish to purchase a call option to hedge its portfolio against any anticipated increase in the price of securities it intends to purchase or to purchase a put option to hedge its portfolio against an anticipated decline in securities prices. No more than 5% of the assets of the Fund may be invested in the purchase of put and call options including index options.


     The purchase and writing of options involves certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. Once an option writer has received an exercise notice, it cannot effect a closing purchase transaction in order to terminate its obligation under the option and must deliver the underlying securities at the exercise price. If a call option purchased by the Fund is not sold when it has remaining value, and if the market price of the underlying security remains less than or equal to the exercise price, the Fund will lose its entire investment in the option. Also, where an option on a particular security is purchased to hedge against price movements in a related security, the price of the option may move more or less than the price of the related security. There can be no assurance that a liquid market will exist when the Fund seeks to close out an option position. Furthermore, if trading restrictions or suspensions are imposed on the options market, the Fund may be unable to close out an option position.

Lending of Securities

     The Fund may lend portfolio securities to broker/dealers or other institutional borrowers, but only when the borrower pledges cash collateral to the Fund and agrees to maintain such so that it amounts at all times to at least 100% of the value of the securities loaned. Furthermore, the Fund may terminate such loans at any time, and must receive reasonable interest on the collateral as well as dividends, interest, or other distributions paid on the security during the loan period. Upon expiration of the loan, the borrower of the securities will be obligated to return to the Fund the same number and kind of securities as those loaned together with duly executed stock powers. The Fund must be permitted to vote the proxies if a material event affecting the value of the security is to occur. The Fund may pay reasonable fees in connection with the loan, including reasonable fees to the Fund's Custodian for its services.


Privately Issued Asset-Backed Securities and Collateralized Mortgage-Backed Obligations ("CMO")


     The Fund may invest up to 5% of its assets in asset-backed securities, which represent a participation in, or are secured by and payable from a stream of payments generated by particular assets, most often a pool of assets similar to one another, such as motor vehicle and credit card receivables.

     Collateralized mortgage obligations or "CMO's" are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, privately issued CMO's are collateralized by Ginnie Mae, Fannie Mae or Freddie Mac Certificates, but also may be collateralized by whole loans or private pass-throughs (such collateral collectively hereinafter referred to as "Mortgage Assets"). Multiclass pass-through securities are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMO's include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, are the sources of funds used to pay debt service on the CMO's or make scheduled distributions on the multiclass pass-through securities.


     In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of CMO's, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMO's to be retired substantially earlier than their stated maturities or final distribution dates. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a CMO in innumerable ways. The Fund may also invest in, among others, parallel pay CMO's and Planned Amortization Class CMO's ("PAC Bonds"). Parallel pay CMO's are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired earlier. PAC Bonds generally call for payments of a specified amount of principal on each payment date.


     Stripped mortgage-backed securities ("SMBS") are derivative multiclass mortgage securities. SMBS may be issued by agencies or instrumentalities of the U.S. Government, or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing.

     SMBS are structured with two or more classes of securities that receive different proportions of the interest and principal distributions on a pool of Mortgage Assets. A common type of SMBS will have at least one class receiving only a small portion of the interest and a larger portion of the principal from the Mortgage Assets, while the other classes will receive primarily interest and only a small portion of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class), while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO class is extremely sensitive to the rate of principal payments (including prepayments) on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully its initial investment in these securities.


Forward Foreign Currency Exchange Contracts

     In order to hedge against adverse movements in exchange rates between currencies, the Fund may enter into forward foreign currency exchange contracts ("forward currency contracts") for the purchase or sale of a specified currency at a specified future date. Such contracts may involve the purchase or sale of a foreign currency against the U.S. dollar or may involve two foreign currencies. The Fund may enter into forward currency contracts either with respect to specific transactions or with respect to the Fund's portfolio positions.

                            PERFORMANCE INFORMATION


     The Fund may, from time to time, include performance information in advertisements, sales literature or reports to shareholders or prospective investors. Performance information in advertisements and sales literature may be expressed as a yield of a class and as a total return of any class of the Fund.



     Standardized quotations of average annual total return for Class A or Class B shares will be expressed in terms of the average annual compounded rate of return for a hypothetical investment in either Class A or Class B shares over periods of 1, 5 and 10 years or up to the life of the class of shares), calculated for each class separately pursuant to the following formula: P(1+T)n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). All total return figures reflect the deduction of a proportional share of each Class's expenses (on an annual basis), deduction of the maximum initial sales load in the case of Class A shares and the maximum contingent deferred sales charge applicable to a complete redemption of the investment in the case of Class B shares, and assume that all dividends and distributions are on Class A and Class B shares reinvested when paid.


     The Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and Morningstar, Inc. Additionally, the Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard & Poor's The Outlook, and Personal Investor. The Fund may from time to time illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index (EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index.

     Advertisements, sales literature and other communications may contain information about the Fund and Adviser's current investment strategies and management style. Current strategies and style may change to allow the Fund to respond quickly to changing market and economic conditions. From time to time the Fund may include specific portfolio holdings or industries, such as IBM or health care, in such communications. To illustrate components of overall performance, the Fund may separate is cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Fund's portfolio; or compare the Fund's equity or bond return future to well-known indices of market performance, including, but not limited to: the S&P 500, Dow Jones Industrial Average, CS First Boston High Yield Index and Salomon Brothers Corporate Bond and Government Bond Indices.


     Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income"), and is computed by dividing net investment income by the value of a share on the last day of the period according to the following formula:

                          Yield = 2[(a-b+1)(6)-1]
                                     ---
                                     cxd

     Where a = dividends and interest earned during the period by the Fund, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.


     For the period ended April 30, 1997, the yield of the Class A Shares and Class B Shares was 3.16% and 2.59%, respectively.

     For the 1, 5 and 10 year periods ended April 30, 1997, the average annual total return of the Class A Shares was 5.69%, 9.58% and 10.55%, respectively. For the 1 and 5 year periods ended April 30, 1997, and since inception (January 3, 1992), for Class B Shares, the average annual total return was 6.14%, 9.88% and 9.79%, respectively. Performance information reflects only the performance of a hypothetical investment in each class during the particular time period on which the calculations are based. Performance information should be considered in light of the Fund's investment objectives and policies, characteristics and quality of the portfolio, and the market condition during the given time period, and should not be considered as a representation of what may be achieved in the future.

     The Fund may also compute aggregate total return for specified periods based on a hypothetical Class A or Class B account with an assumed initial investment of $10,000. The aggregate total return is determined by dividing the net asset value of this account at the end of the specified period by the value of the initial investment and is expressed as a percentage. Calculation of aggregate total return reflects payment of the Class A shares's maximum sales charge of 4.75% and assumes reinvestment of all income dividends and capital gain distributions during the period. Based on the foregoing, the Class A share's aggregate cumulative total return quotation for the period commencing September 7, 1940 and ending April 30, 1997 was 27,178%. Class B aggregate cumulative total return quotation for the period commencing with the offering of the Class B Shares on January 3, 1992 and ending April 30, 1997 was 64%.


     The Fund also may quote annual, average annual and annualized total return and aggregate total return performance data, for both classes of shares of the Fund, both as a percentage and as a dollar amount based on a hypothetical $10,000 investment for various periods other than those noted below. Such data will be computed as described above, except that (1) the rates of return calculated will not be average annual rates, but rather, actual annual, annualized or aggregate rates of return and (2) the maximum applicable sales charge will not be included with respect to annual, annualized or aggregate rate of return calculations.

                               PORTFOLIO TURNOVER

     Portfolio turnover is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Fund's securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of Fund shares and by requirements which enable the Fund to receive certain favorable tax treatment (see "Dividends, Distributions and Taxes"). Historical annual rates of portfolio turnover for the Fund are set forth in the prospectus, a copy of which must precede or accompany this Statement of Additional Information.

     For the fiscal years ended April 30, 1996 and April 30, 1997, respectively, the turnover rates for the equity portion of the Fund were 104% and 148%. The turnover rates for the fixed income securities were 112% and 42% for the same periods.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

     The Adviser places orders for the purchase and sale of securities, supervises their execution and negotiates brokerage commissions on behalf of the Fund. It is the practice of the Adviser to seek the best prices and best execution of orders and to negotiate brokerage commissions which in the Adviser's opinion are reasonable in relation to the value of the brokerage services provided by the executing broker. Brokers who have executed orders for the Fund are asked to quote a fair commission for their services. If the execution is satisfactory and if the requested rate approximates rates currently being quoted by the other brokers selected by the Adviser, the rate is deemed by the Adviser to be reasonable. Brokers may ask for higher rates of commission if all or a portion of the securities involved in the transaction are positioned by the broker, if the broker believes it has brought the Fund an unusually favorable trading opportunity, or if the broker regards its research services as being of exceptional value, and payment of such commissions is authorized by the Adviser after the transaction has been consummated. If the adviser more than occasionally differs with the broker's appraisal of opportunity or value, the broker would not be selected to execute trades in the future.

     The Adviser believes that the Fund benefits with a securities industry comprised of many and diverse firms and that the long-term interest of shareholders of the Fund is best served by its brokerage policies which include paying a fair commission rather than seeking to exploit its leverage to force the lowest possible commission rate. The primary factors considered in determining the firms to which brokerage orders are given are the Adviser's appraisal of: the firm's ability to execute the order in the desired manner, the value of research services provided by the firm, and the firm's attitude toward and interest in mutual funds in general including the sale of mutual funds managed and sponsored by the Adviser. The Adviser does not offer or promise to any broker an amount or percentage of brokerage commissions as an inducement or reward for the sale of shares of the Fund. Over-the-counter purchases and sales are transacted directly with principal market-makers except in those circumstances where in the opinion of the Adviser better prices and execution are available elsewhere.


     The Fund has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Fund. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Fund's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order it partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets or the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.


     In general terms, the nature of research services provided by brokers encompasses statistical and background information, and forecasts and interpretations with respect to U.S. and foreign economies, U.S. and foreign money markets, fixed income markets and equity markets, specific industry groups, and individual issues. Research services will vary from firm to firm, with broadest coverage generally from the large full-line firms. Smaller firms in general tend to provide information and interpretations on a smaller scale, frequently with a regional emphasis. In addition, several firms monitor federal, state, local and foreign political developments; many of the brokers also provide access to outside consultants. The outside research assistance is particularly useful to the Adviser's staff since the brokers as a group tend to monitor a broader universe of securities and other matters than the Adviser's staff can follow. In addition, it provides the Adviser with a diverse perspective on financial markets. Research and investment information is provided by these and other brokers at no cost to the Adviser and is available for the benefit of other accounts advised by the Adviser and its affiliates and not all of this information will be used in connection with the Fund. While this information may be useful in varying degrees and may tend to reduce the Adviser's expenses, it is not possible to estimate its value and in the opinion of the Adviser it does not reduce the Adviser's expenses in a determinable amount. The extent to which the Adviser makes use of statistical, research and other services furnished by brokers is considered by the Adviser in the allocation of brokerage business but there is no formula by which such business is allocated. The Adviser does so in accordance with its judgment of the best interest of the Funds and their shareholders.


     Purchases and sales of fixed-income securities will usually be principal transactions. Such securities often will be purchased or sold from or to dealers serving as market makers for the securities at a net price. The Fund will also purchase such securities in underwritten offerings and will, on occasion, purchase securities directly from the issuer. Generally, fixed-income securities are traded on a net basis and do not involve brokerage commissions. The cost of executing fixed-income securities transactions consists primarily of dealer spreads and underwriting commissions.


     In purchasing and selling fixed-income securities, it is the policy of the Fund to obtain the best results taking into account the dealer's general execution and operational facilities, the type of transaction involved and other factors, such as the dealer's risk in positioning the securities involved. While the Adviser generally seeks reasonably competitive spreads or commissions, the Fund will not necessarily pay the lowest spread or commission available.


     The Fund may, in circumstances in which two or more dealers are in a position to offer comparable results, give preference to a dealer which has provided statistical or other research services to the Fund. By allocating transactions in this manner, the Adviser is able to supplement its research and analysis with the views and information of other securities firms.



     During the fiscal years ended April 30, 1995, 1996 and 1997, brokerage commissions paid by the Fund totaled $1,211,199, $1,189,884 and $1,778,732, respectively. None of such commissions was paid to a broker who was an affiliated person of the Fund or an affiliated person of such a person or, to the knowledge of the Fund, to a broker an affiliated person of which was an affiliated person of the Fund or the Adviser. Total brokerage commissions paid during the fiscal year ended April 30, 1997 included brokerage commissions of $1,119,918 on portfolio transactions aggregating $839,174,659 executed by brokers who provided research and other statistical and factual information.



                            SERVICES OF THE ADVISER



     The Adviser provides certain services and facilities required to carry on the day-to-day operations of the Fund (for which it receives a management fee) other than the costs of printing and mailing proxy materials, reports and notices to shareholders; outside legal and auditing accounting services; regulatory filing fees and expenses of printing the Fund's registration statements (but the Distributor purchases such copies of the Fund's prospectuses and reports and communications to shareholders as it may require for sales purposes); insurance expense; association membership dues; brokerage fees; and taxes.


     As compensation for its services, the Adviser receives a fee, which is accrued daily against the value of the Fund's net assets and is paid monthly by the Fund. The fee is computed at an annual rate of 0.70% of the Fund's average daily net assets up to $1 billion, 0.65% of the Fund's average daily net assets from $1 billion to $2 billion and 0.60% of the Fund's average daily net assets in excess of $2 billion. For the fiscal years 1995, 1996 and 1997, the net management fees paid by the Fund to the Adviser were $6,338,744, $6,253,253 and $5,982,415, respectively.


     The Adviser has agreed that if, in any fiscal year, the aggregate expenses of the Fund, exclusive of taxes, distribution fees, brokerage, interest and (with the prior consent of any necessary state securities commissions) extraordinary expenses, but including the management fee, exceed the most restrictive expense limitations applicable to the Fund under state securities laws or published regulations thereunder, the Adviser will refund to the Fund the excess over such amount. Currently, the most restrictive of such limitations would require the Adviser to reimburse the Fund to the extent that in any fiscal year such aggregate expenses exceed 2.5% of the first $30,000,000 of the average net assets and 2.0% of the next $70,000,000, of the average net assets and 1.5% of any amount of the average net assets in excess of $100,000,000. In the event legislation were to be adopted in each state so as to eliminate this restriction, the Fund would take such action necessary to eliminate this expense limitation.


     The Adviser is a direct subsidiary of Phoenix Duff & Phelps Corporation. Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") owns a majority interest in Phoenix Duff & Phelps Corporation. Phoenix Home Life is a mutual insurance company engaged in the insurance and investment businesses. Phoenix Home Life's principal place of business is located at One American Row, Hartford, Connecticut. The Adviser also acts as the investment adviser or manager for Phoenix Multi-Sector Short Term Bond Fund, Phoenix California Tax Exempt Bonds, Inc., Equity Opportunities Fund Series of Phoenix Strategic Equity Series

Fund, Phoenix Multi-Sector Fixed Income Fund, Inc. and the Phoenix Worldwide Opportunities Fund. The Adviser currently has approximately $1.6 billion in assets under management. The Adviser has acted as an investment adviser for over sixty years.


     The Management Agreement was approved by the Trustees of the Fund on March 16, 1993, and by the shareholders of the Fund on May 13, 1993. The Management Agreement will continue in effect from year to year if specifically approved annually (a) by the Trustees of the Fund, including a majority of the disinterested Trustees, or by (b) a majority of the outstanding voting securities of the Fund as defined in the 1940 Act. Shareholders were asked to approve the Management Agreement at a Special Meeting of Shareholders held on May 7, 1993 due to a change in control of National which resulted in the termination of the Management Agreement which was previously in effect. The Management Agreement may be terminated without penalty at any time by a similar vote upon 60 days' notice or by the adviser upon 60 days' written notice and will automatically terminate in the event of its assignment as defined in
Section 2(a)(4) of the 1940 Act.



                                NET ASSET VALUE

     The net asset value per share of the Fund is determined as of the close of regular trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Fund does not price securities on weekends or United States national holidays, the net asset value of the Fund's foreign assets may be significantly affected on days when the investor has no access to the Fund. The net asset value per share of the Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.


     A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for the Fund if it invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of the Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time the Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.


                               HOW TO BUY SHARES


     The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.



                       ALTERNATIVE PURCHASE ARRANGEMENTS


     Shares of the Fund may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which, at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative"), or (ii) on a contingent deferred basis (the "deferred sales charge alternative").



     The alternative purchase arrangement permits an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Fund, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution services fee and contingent deferred sales charges on Class B shares prior to conversion would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the lower expenses attributable to Class A shares.

     Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends, to the extent any dividends are paid, per share. However, because initial sales charges are deducted at the time of purchase, such investors would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially. However, other investors might determine that it would be more advantageous to purchase Class B shares to have all their funds invested initially, although remaining subject to higher continuing distribution charges and, for a five-year period, being subject to a contingent deferred sales charge.


     The distribution expenses incurred by the Distributor in connection with the sale of the shares will be paid, in the case of Class A shares, from the proceeds of the initial sales charge and the ongoing distribution services fee and, in the case of Class B shares, from the proceeds of the ongoing distribution services fee and the contingent deferred sales charge incurred upon redemption within five years of purchase. Sales personnel of broker-dealers distributing the Fund's shares may receive differing compensation for selling Class A or Class B shares. Investors should understand that the purpose and function of the contingent deferred sales charge and ongoing distribution services fee with respect to the Class B shares are the same as those of the initial sales charge and ongoing distribution services fees with respect to the Class A shares.


     Dividends paid by the Fund, if any, with respect to Class A and Class B shares will be calculated in the same manner at the same time on the same day, except that the higher distribution services fee and any incremental transfer agency costs relating to Class B shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."


     The Trustees of the Fund have determined that currently no conflict of interest exists between the Class A and Class B shares. On an ongoing basis, the Trustees of the Fund, pursuant to their fiduciary duties under the 1940 Act and state laws, will seek to ensure that no such conflict arises.



Class A Shares


     An investor who elects the initial sales charge alternative acquires Class A shares. Class A shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A shares are subject to an ongoing distribution services fee at an annual rate of up to 0.30% of the Fund's aggregate average daily net assets attributable to the Class A shares. However, for the current fiscal year, the Distributor has voluntarily agreed to limit the distribution services fee for Class A Shares to 0.25%. In addition, certain purchases of Class A shares qualify for reduced initial sales charges. See the Fund's current Prospectus.



Class B Shares

     An investor who elects the deferred sales charge alternative acquires Class B shares. Class B shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. See the Fund's current Prospectus.


     Class B shares are subject to an ongoing distribution services fee at an annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B shares. Class B shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution services fee paid by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A shares. Class B shares will automatically convert to Class A shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Fund's Prospectus.


     Class B shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B shares will automatically convert to Class A shares and will no longer be subject to the higher distribution services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to relieve the holders of Class B shares that have been outstanding for a period of time sufficient for the Distributor to have been compensated for distribution expenses related to the Class B shares from most of the burden of such distribution-related expenses.


     For purposes of conversion to Class A, shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B shares in the sub-account will also convert to Class A.

                           INVESTOR ACCOUNT SERVICES

     The Fund offers combination purchase privileges, letters of intent, accumulation plans, withdrawal plans and reinvestment and exchange privileges. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574.

     Exchanges. Class A Shares of the Fund held under six months are not eligible for the exchange privilege. Under certain circumstances, shares of any Phoenix Fund may be exchanged for shares of the same Class on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Series, Fund, or Portfolio, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of original shares purchased continues to apply.The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").

     Systematic Exchanges. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or succeeding business day), without sales charge. On Class B Share exchanges, the CDSC schedule of the original shares purchased continues to apply.

     Dividend Reinvestment Across Accounts. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

     Invest-By-Phone. This expedited investment service allows you to make an investment in an account by requesting a transfer of funds from the balance of your bank account. Once a request is phoned in, the Transfer Agent will initiate the transaction by wiring a request for monies to your commercial bank, savings bank or credit union via Automated Clearing House (ACH). Your bank, which must be an ACH member, will in turn forward the monies to the Transfer Agent for credit to your account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions. This service may also be used to sell shares of the Fund and direct proceeds of sale through ACH to your bank account.

     To establish this service, please complete the Invest-by-Phone Application and attach a voided check. Upon the Transfer Agent's acceptance of the authorization form (usually within two weeks) you may call toll free (800) 367-5877 prior to 3:00 p.m. (Eastern Time) to place your purchase request. Instructions as to the account number and amount to be invested must be communicated to the Transfer Agent. The Transfer Agent will then contact your bank via ACH with appropriate instructions. The purchase is normally credited to your account the day following receipt of the verbal instructions. The Fund may delay the mailing of a check for redemption proceeds of Fund shares purchased with a check or via Invest-by-Phone service until the Fund has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days after receipt of the check.

     The Fund and the Transfer Agent reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.

                              REDEMPTION OF SHARES


     Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Fund to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days after receipt of the check. Redemptions by Class B shareholders will be subject to the applicable deferred sales charge, if any. See the Fund's current Prospectus for further information.

Redemption of Small Accounts

     Due to the relatively high cost of maintaining small accounts, the Fund reserves the right to redeem, at net asset value, the shares of any shareholder whose account has a value, due to redemptions, of less than $200. Before the Fund redeems these shares, the shareholder will be given notice that the value of the shares in the account is less than the minimum amount and will be allowed 30 days to make an additional investment in an amount which will increase the value of the account to at least $200.

     A shareholder should contact his/her broker/dealer if he/she wishes to transfer shares from an existing broker/dealer street name account to a street name account with another broker/dealer. The Fund has no specific procedures governing such account transfers.

By Mail

     Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Fund redeem the shares. See the Fund's current Prospectus for more information.


Telephone Redemption

     Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Fund's current Prospectus for additional information.

Reinvestment Privilege

     Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinstatement of their investment at net asset value. See the Fund's current Prospectus for more information and conditions attached to the privilege.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES


     The Fund intends to remain qualified as a regulated investment company under certain provisions of the Code. Under such provisions, the Fund will not be subject to Federal income tax on such part of its ordinary income and net realized capital gains which it distributes to shareholders provided it meets certain distribution requirements. To qualify for treatment as a regulated investment company, the Fund generally must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest payments with respect to security loans and gains from the sale or disposition of stock or securities and certain other items and (b) diversify its holdings so that, at the end of each quarter of the taxable year (i) at least 50% of the market value of the Fund's assets are represented by cash, U.S. Government securities, securities of other regulated investment companies and other securities, with such other securities of any one issuer limited for purposes of this calculation to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of any one issuer and (ii) not more than 25% of the value of its total assets is invested in the securities of any one issuer (other than U.S. Government securities or the securities of other regulated investment companies). If, in any taxable year, the Fund does not qualify as a regulated investment company all of its taxable income will be taxed to the Fund at corporate rates.

     It is the Fund's intention to distribute to its shareholders at least 98% of net investment taxable income due to the Code imposing a 4% nondeductible excise tax on a regulated investment company, such as the Fund, if it does not distribute to its shareholders during the calendar year an amount equal to 98% of its net ordinary income, with certain adjustments, plus 98% of the Fund's net capital gains for the 12-month period ending on October 31 of such calendar year. In addition, an amount equal to any undistributed investment company taxable income or capital gain net income from the previous reporting year must also be distributed to avoid the excise tax. The excise tax is imposed on the amount by which the regulated investment company does not meet the foregoing distribution requirements. If the Fund has taxable income that would be subject to the excise tax, the Fund intends to distribute such income so as to avoid payment of the excise tax.


     Under another provision of the Code, any dividend declared by the Fund to shareholders of record in October, November or December of any year will be deemed to have been received by, and will be taxable to shareholders as of December 31, provided that the dividend is actually paid by the Fund in January of the following year.

     Under certain circumstances, the sales charge incurred in acquiring shares of the Fund may not be taken into account in determining the gain or loss on the disposition of those shares. This rule applies where shares of the Fund are disposed of within 90 days after the date on which they were acquired and new shares of a regulated investment company are acquired without a sales charge or at a reduced sales charge. In that case, the gain or loss realized on the disposition will be determined by excluding from the charge incurred in acquiring those shares. This exclusion applies to the extent that the otherwise applicable sales charge with respect to the newly acquired shares is reduced as a result of the shareholder having incurred a sales charge initially. The portion of the sales charge affected by this rule will be treated as a sales charge paid for the new shares.

     Distributions by the Fund reduce the net asset value of the Fund's shares. Should a distribution reduce the net asset value of a share below a shareholder's cost for the share, such a distribution nevertheless generally would be taxable to the shareholder as ordinary income or long-term capital gain, even though, from an investment standpoint, it may constitute a partial return of capital. In particular, investors should be careful to consider the tax implications of buying shares just prior to a distribution by the Fund. The price of shares purchased at that time may include the amount of the forthcoming distribution, but the distribution generally would be taxable to them.

     Some shareholders may be subject to withholding of Federal income tax on dividends and redemption payments from the Fund backup withholding at the rate of 31%. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from such backup withholding. Generally, shareholders subject to backup withholding will be (i) those for whom a certified taxpayer identification number is not on file with the Fund, (ii) those about whom notification has been received (either by the shareholder or the Fund) from the Internal Revenue Service that they are subject to backup withholding or (iii) those who, to the Fund's knowledge, have furnished an incorrect taxpayer identification number. Generally, to avoid backup withholding, an investor must, at the time an account is opened, certify under penalties of perjury that the taxpayer identification number furnished is correct and that he or she is not subject to backup withholding.

     The Fund may invest in certain debt securities that are originally issued or acquired at a discount. Special rules apply under the Code to the recognition of income with respect to such debt securities. Under the special rules, the Fund may recognize income for tax purposes without a corresponding current receipt of cash. In addition, gain on a disposition of a debt security subject to the special rules may be treated wholly or partially as ordinary income, not capital gain.

     The Fund intends to accrue dividend income for Federal income tax purposes in accordance with the rules applicable to regulated investment companies. In some cases, these rules may have the effect of accelerating (in comparison to other recipients of the dividend) the time at which the dividend is taken into account by the Fund as taxable income.


     Transactions in options on stock indexes are subject to the Code rules of section 1256. Pursuant to these rules, such options, whether sold by the Fund during a taxable year or held by the Fund at the close of its taxable year, will be treated as if sold for their market value. Generally, 60% of any net gain or loss recognized on the deemed sale, as well as 60% of the gain or loss with respect to any actual termination (including expiration), will be treated as long-term capital gain or loss and the remaining 40% will be treated as short-term capital gain or loss.

     The Fund may be subject to tax on dividend or interest income received from securities of non-U.S issuers withheld by a foreign country at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of tax or exemption from tax on income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. The Fund intends to operate so as to qualify for treaty tax benefits where applicable. To the extent that the Fund is liable for foreign income taxes withheld at the source, the Fund may operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders tax benefits attributable to foreign income taxes paid by the Fund. If more than 50% of the value of the Fund's total assets at the close of its taxable year is comprised of securities issued by foreign corporations, the Fund may elect with the Internal Revenue Service to "pass through" to the Fund's shareholders the amount of foreign income taxes paid by the Fund. Pursuant to this election, shareholders will be required to (i) include in gross income, even though no actually received, their respective pro rata share of foreign taxes paid by the Fund; (ii) treat their pro rata share of foreign taxes as paid by them; (iii) either deduct their pro rata share of foreign taxes in computing their taxable income, or use such share as foreign tax credit against U.S. income tax (but not both). No deduction for foreign taxes may be claimed by a non-corporate shareholder who does not itemize deductions. The Fund may meet the requirements to "pass through" to its shareholders foreign income taxes paid, but there can be no assurance that the Fund will be able to do so. Each shareholder will be notified within 60 days after the close of each taxable year of the Fund if the foreign taxes paid by the Fund will "pass through" for that year, and, if so, the amount of each shareholder's pro rata share (by country) or (i) the foreign taxes paid and (ii) the Fund's gross income from foreign sources. Shareholders who are not liable for federal income taxes will not be affected by such "pass through" of foreign tax credits.



     The foregoing is a general summary of the applicable provisions of the Code and Treasury Regulations presently in effect. For the complete provisions, reference should be made to the pertinent Code sections and the Treasury Regulations promulgated thereunder. The Code and these Treasury Regulations are subject to change by legislative or administrative action either prospectively or retroactively. Distributions and the transactions referred to above may be subject to state and local income tax, and the treatment thereof may differ from the federal treatment discussed herein.


     Shareholders are advised to consult with their tax advisor or attorney regarding specific questions as to Federal, foreign, state or local taxes.



                         TAX SHELTERED RETIREMENT PLANS

     Shares of the Fund and other Phoenix Funds may be offered in connection with employer-sponsored 401(k) plans. National and its affiliates may provide administrative services to these plans and to their participants, in addition to the services that National and its affiliates provide to the Phoenix Funds, and receive compensation therefor. For information on the terms and conditions applicable to employee participation in such plans, including information on applicable plan administrative charges and expenses, prospective investors should consult the plan documentation and employee enrollment information which is available from participating employers.



                                THE DISTRIBUTOR

     Pursuant to a Distribution Agreement with the Fund, Phoenix Equity Planning Corporation (the "Distributor"), an indirect less than wholly-owned subsidiary of Phoenix Home Life and an affiliate of National, serves as distributor for the Fund. The address of the Distributor is P.O. Box 2200, 100 Bright Meadow Blvd., Enfield, Connecticut 06083-2200. As such, the Distributor conducts a continuous offering pursuant to a "best efforts" arrangement requiring the Distributor to take and pay for only such securities as may be sold to the public. During the fiscal years 1995, 1996 and 1997, purchasers of the Fund shares paid aggregate sales charges of $3,664,991, $2,500,197 and $1,478,251, respectively, of which the principal Distributor of the Fund received net commissions of $2,230,339, $1,910,302 and $1,028,526, respectively, for its services, the balance being paid to dealers. The fees were used to compensate sales and services persons for selling shares of the Fund and for providing services to shareholders. In addition, the fees were used to compensate the Distributor for sales and promotional activities.

     The Distribution Agreement may be terminated at any time on not more than 60 days written notice, without payment of a penalty, by the Distributor, by vote of a majority of the outstanding voting securities of the Fund, or by vote of a majority of the Fund's Trustees who are not "interested persons" of the Fund and who have no direct or indirect financial interest in the operation of the Distribution Plan or in any related agreements. The Distribution Agreement will terminate automatically in the event of its assignment.

     Dealers with whom the Distributor has entered into sales agreements receive sales charges in accordance with the commission table set forth in the Prospectus. The Distributor may from time to time pay, from its own resources or pursuant to the Plan of Distribution described below, a bonus or other incentive to dealers (other than the Distributor) which employ a registered representative who sells a minimum dollar amount of the shares of the Fund during a specific period of time. Such bonus or other incentive may take the form of payment for travel expenses, including lodging, incurred in connection with trips taken by qualifying registered representatives and members of their families to places within or without the United States or other bonuses such as gift certificates or the cash equivalent of such bonuses. The Distributor may, from time to time, reallow the entire portion of the sales charge which it normally retains to individual selling dealers. However, such additional reallowance generally will be made only when the selling dealer commits to substantial marketing support such as internal wholesaling through dedicated personnel, internal communications and mass mailings.

     Equity Planning also acts as administrative agent of the Fund and as such performs administrative, bookkeeping and pricing functions for the Fund. As compensation for such services, effective as of January 1, 1997, Equity Planning is entitled to a fee, payable monthly and based upon the average of the aggregate daily net asset values of the Fund, at the following incremental annual rates:

         First $100 million                       .05% subject to a minimum fee
         $100 million to $300 million             .04%
         $300 million through $500 million        .03%
         Greater than $500 million                .015%

     A minimum charge of $60,000 is applicable. In addition, Equity Planning is paid $12,000 for each class of shares beyond one. Until December 31, 1996, Equity Planning's fee for these services was based on an annual rate of 0.03% of the Fund's aggregate daily net asset value. For its services during the Fund's fiscal year ended April 30, 1997, Equity Planning received $256,528.

                             PLANS OF DISTRIBUTION


     The Fund has adopted separate distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Fund (the "Class A Plan," the "Class B Plan," and collectively the "Plans"). The Plans permit the Fund to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Fund. Pursuant to the Class A Plan, the Fund may reimburse the Distributor for actual expenses of the Distributor up to 0.30% of the average daily net assets of the Fund's Class A shares. For fiscal year 1998, the Distributor has voluntarily agreed to limit the Rule 12b-1 fee for Class A Shares to 0.25%. Under the Class B Plan, the Fund may reimburse the Distributor monthly for actual expense of the Distributor up to 1.00% of the average daily net assets of the Fund's Class B shares.

     Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Fund (including distribution fees and financing expenses incurred in connection with the sale of Class B shares);
(ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Fund; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Fund; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Fund's Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Fund determines are reasonably calculated to result in the sale of shares of the Fund; provided however, a portion of such amount paid to the Distributor, which portion shall be equal to or less than 0.25% annually of the average daily net assets of the Fund shares may be paid for reimbursing the costs of providing services to the shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee").

     In order to receive payments under the Plans, participants must meet such qualifications to be established in the sole discretion of the Distributor, such as services to the Fund's shareholders; or services providing the Fund with more efficient methods of offering shares to coherent groups of clients, members or prospects of a participant; or services permitting bulking of purchases or sales, or transmission of such purchases or sales by computerized tape or other electronic equipment; or other processing.

     The fee received by the Distributor under the early years of the Plans is not likely to reimburse the Distributor for the total distribution expenses it will actually incur as a result of the Fund having fewer assets and the Distributor incurring greater promotional expenses during the start-up phase. No amounts paid or payable by the Fund under the Plan for Class A shares may be used to pay for, or reimburse payment for, sales or promotional services or activities unless such payment or reimbursement takes place prior to the earliest of (a) the last day of the one year period commencing on the last day of the calendar quarter during which the specific service or activity was performed, or (b) the last day of the one year period commencing on the last day of the calendar quarter during which payment for the services or activity was made by a third party on behalf of the Fund. The Class B Plan, however, does not limit the reimbursement of distribution related expenses to expenses incurred in specific time periods. If the Plans are terminated in accordance with their terms, the obligations of the Fund to make payments to the Distributor pursuant to the Plans will cease and the Fund will not be required to make any payments past the date on which each Plan terminates.

     For the fiscal year ended April 30, 1997, the Fund paid Rule 12b-1 Fees in the amount of $5,009,983 of which the principal Distributor received $3,126,095, unaffiliated broker-dealers received $1,830,533 and W.S. Griffith & Co., Inc., an affiliate, received $53,355. The Rule 12b-1 payments for the fiscal year ended April 30, 1997 were used for (1) compensation of dealers ($4,276,346),
(2) compensation to sales personnel ($303,938), (3) advertising ($163,935),
(4) printing and mailing prospectuses to other than current shareholders ($22,304), (5) service costs ($130,789) and (6) other costs ($112,671).

     On a quarterly basis, the Fund's Trustees review a report on expenditures under the Plans and the purposes for which expenditures were made. The Trustees conduct an additional, more extensive review annually in determining whether the Plans will be continued. By its terms, continuation of the Plans from year to year is contingent on annual approval by a majority of the Fund's Trustees and by a majority of the Trustees who are not "interested persons" (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of the Plans or any related agreements (the "Plan Trustees"). The Plans provide that they may not be amended to increase materially the costs which the Fund may bear pursuant to the Plans without approval of the shareholders of the Fund and that other material amendments to the Plans must be approved by a majority of the Plan Trustees by vote cast in person at a meeting called for the purpose of considering such amendments. The Plans further provides that while it is in effect, the selection and nomination of Trustees who are not "interested persons" shall be committed to the discretion of the Trustees who are not "interested persons." The Plans may be terminated at any time by vote of a majority of the Plan Trustees or a majority of the outstanding shares of the relevant class of the Fund.

     The National Association of Securities Dealers, Inc. (the "NASD") regards certain distribution fees as asset-based sales charges subject to NASD sales load limits. The NASD's maximum sales charge rule may require the Trustees to suspend distribution fees or amend the Plans.

                             TRUSTEES AND OFFICERS



     The following table sets forth information concerning the Trustees and executive officers of the Fund, including their principal occupations during the past five years. Unless otherwise noted, the address of each executive officer and Trustee is 56 Prospect Street, Hartford, Connecticut, 06115.





                           Positions Held                    Principal Occupations
Name, Address and Age      With the Fund                    During the Past 5 Years
------------------------   ----------------   ------------------------------------------------------
C. Duane Blinn (69)**         Trustee         Partner in the law firm of Day, Berry & Howard.
Day, Berry & Howard                           Director/Trustee, Phoenix Funds (1980-present).
CityPlace                                     Trustee, Phoenix-Aberdeen Series Fund and Phoenix
Hartford, CT 06103                            Duff & Phelps Institutional Mutual Funds (1996-
                                              present). Director/Trustee, the National Affiliated
                                              Investment Companies (until 1993).

Robert Chesek (63)            Trustee         Trustee/Director (1981-present) and Chairman (1989-
49 Old Post Road                              1994), Phoenix Funds. Trustee, Phoenix-Aberdeen
Wethersfield, CT 06109                        Series Fund and Phoenix Duff & Phelps Institutional
                                              Mutual Funds (1996-present). Vice President,
                                              Common Stock, Phoenix Home Life Mutual Insurance
                                              Company (1980-1994). Director/Trustee, the National
                                              Affiliated Investment Companies (until 1993).

E. Virgil Conway (68)         Trustee         Chairman, Metropolitan Transportation Authority
9 Rittenhouse Road                            (1992-present). Trustee/Director, Consolidated Edison
Bronxville, NY 10708                          Company of New York, Inc. (1970-present), Pace
                                              University (1978-present), Atlantic Mutual Insurance
                                              Company (1974-present), HRE Properties (1989-
                                              present), Greater New York Councils, Boy Scouts of
                                              America (1985-present), Union Pacific Corp. (1978-
                                              present), Blackrock Freddie Mac Mortgage Securities
                                              Fund (Advisory Director) (1990-present), Centennial
                                              Insurance Company (1974-present), Josiah Macy, Jr.,
                                              Foundation (1975-present), The Harlem Youth
                                              Development Foundation (1987-present), Accuhealth
                                              (1994-present), Trism, Inc. (1994-present), Realty
                                              Foundation of New York (1972-present), New York
                                              Housing Partnership Development Corp. (Chairman)
                                              (1981-present) and Fund Directions (Advisory
                                              Director) (1993-present). Director/Trustee, Phoenix
                                              Funds (1993-present). Trustee, Phoenix-Aberdeen
                                              Series Fund and Phoenix Duff & Phelps Institutional
                                              Mutual Funds (1996-present). Director, Duff &
                                              Phelps Utilities Tax-Free Income Inc. and Duff &
                                              Phelps Utility and Corporate Bond Trust Inc. (1995-
                                              present). Chairman, Audit Committee of the City of
                                              New York (1981-1996). Advisory Director, Blackrock
                                              Fannie Mae Mortgage Securities Fund (1989-1996).
                                              Chairman, Financial Accounting Standards Advisory
                                              Council (1992-1995). Director/Trustee, the National
                                              Affiliated Investment Companies (until 1993).

                               Positions Held                   Principal Occupations
Name, Address and Age          With the Fund                   During the Past 5 Years
----------------------------   ---------------   -------------------------------------------------------
Harry Dalzell-Payne (68)         Trustee         Director/Trustee, Phoenix Funds (1983-present).
330 East 39th Street                             Trustee, Phoenix-Aberdeen Series Fund and Phoenix
Apartment 29G                                    Duff & Phelps Institutional Mutual Funds (1996-
New York, NY 10022                               present). Director, Duff & Phelps Utilities Tax-Free
                                                 Income Inc. and Duff & Phelps Utility and Corporate
                                                 Bond Trust Inc. (1995-present). Director, Farragut
                                                 Mortgage Co., Inc. (1991-1994). Director/Trustee, the
                                                 National Affiliated Investment Companies (1983-
                                                 1993). Formerly a Major General of the British Army.

*Francis E. Jeffries (66)        Trustee         Director/Trustee, Phoenix Funds (1995-present).
6585 Nicholas Blvd.                              Trustee, Phoenix-Aberdeen Series Inc. and Phoenix
Apt. 1601                                        Duff & Phelps Institutional Mutual Funds (1996-
Naples, FL 33963                                 present). Director, Duff & Phelps Utilities Income
                                                 Fund (1987-present), Duff & Phelps Utilities Tax-
                                                 Free Income Inc. (1991-present) and Duff & Phelps
                                                 Utility and Corporate Bond Trust Inc. (1993-present).
                                                 Director, The Empire District Electric Company
                                                 (1984-present). Director (1989-1997), Chairman of
                                                 the Board (1993-1997), President (1989-1993), and
                                                 Chief Executive Officer (1989-1995), Phoenix Duff &
                                                 Phelps Corporation.

Leroy Keith, Jr. (58)            Trustee         Chairman and Chief Executive Officer, Carson
Chairman and Chief                               Products Company (1995-present). Director/Trustee,
Executive Officer                                Phoenix Funds (1980-present). Trustee, Phoenix-
Carson Products Company                          Aberdeen Series Fund and Phoenix Duff & Phelps
64 Ross Road                                     Institutional Mutual Funds (1996-present). Director,
Savannah, GA 30750                               Equifax Corp. (1991-present) and Keystone
                                                 International Fund, Inc. (1989-present). Trustee,
                                                 Keystone Liquid Trust, Keystone Tax Exempt Trust,
                                                 Keystone Tax Free Fund, Master Reserves Tax Free
                                                 Trust, and Master Reserves Trust. President,
                                                 Morehouse College (1987-1994). Chairman and Chief
                                                 Executive Officer, Keith Ventures (1992-1994).
                                                 Director/Trustee, the National Affiliated Investment
                                                 Companies (until 1993). Director, Blue Cross/Blue
                                                 Shield (1989-1993) and First Union Bank of Georgia
                                                 (1989-1993).

                                Positions Held                     Principal Occupations
Name, Address and Age           With the Fund                     During the Past 5 Years
-----------------------------   ---------------   ----------------------------------------------------------
*Philip R. McLoughlin (50)      Trustee and       Chairman (1997-present), Vice Chairman (1995-1997)
                                President         and Chief Executive Officer (1995-present), Phoenix
                                                  Duff & Phelps Corporation. Director (1994-present) and
                                                  Executive Vice President, Investments (1988-present),
                                                  Phoenix Home Life Mutual Insurance Company.
                                                  Director/Trustee and President, Phoenix Funds (1989-
                                                  present). Trustee and President, Phoenix-Aberdeen
                                                  Series Fund and Phoenix Duff & Phelps Institutional
                                                  Mutual Funds (1996-present). Director, Duff & Phelps
                                                  Utilities Tax-Free Income Inc. (1995-present) and Duff
                                                  & Phelps Utility and Corporate Bond Trust Inc. (1995-
                                                  present). Director (1983-present) and Chairman (1995-
                                                  present), Phoenix Investment Counsel, Inc. Director
                                                  (1984-present) and President (1990-present), Phoenix
                                                  Equity Planning Corporation. Director (1993-present),
                                                  Chairman (1993-present) and Chief Executive Officer
                                                  (1993-1995), National Securities & Research
                                                  Corporation. Director, Phoenix Realty Group, Inc.
                                                  (1994-present), Phoenix Realty Advisors, Inc. (1987-
                                                  present), Phoenix Realty Investors, Inc. (1994-present),
                                                  Phoenix Realty Securities, Inc. (1994-present), PXRE
                                                  Corporation (Delaware) (1985-present), and World Trust
                                                  Fund (1991-present). Director and Executive Vice
                                                  President, Phoenix Life and Annuity Company (1996-
                                                  present). Director and Executive Vice President, PHL
                                                  Variable Insurance Company (1995-present). Director,
                                                  Phoenix Charter Oak Trust Company (1996-present).
                                                  Director and Vice President, PM Holdings, Inc. (1985-
                                                  present). Director and President, Phoenix Securities
                                                  Group, Inc. (1993-1995). Director (1992-present) and
                                                  President (1992-1994), W.S. Griffith & Co., Inc.
                                                  Director (1992-present) and President (1992-1994),
                                                  Townsend Financial Advisers, Inc. Director/Trustee, the
                                                  National Affiliated Investment Companies (until 1993).

Everett L. Morris (69)          Trustee           Vice President, W.H. Reaves and Company (1993-
164 Laird Road                                    present). Director/Trustee, Phoenix Funds (1995-
Colts Neck, NJ 07722                              present). Trustee, Phoenix-Aberdeen Series Fund and
                                                  Phoenix Duff & Phelps Institutional Mutual Funds
                                                  (1996-present). Director, Duff & Phelps Utilities
                                                  Tax-Free Income Inc. (1991-present) and Duff &
                                                  Phelps Utility and Corporate Bond Trust Inc. (1993-
                                                  present). Director, Public Service Enterprise Group,
                                                  Incorporated (1986-1993). President and Chief
                                                  Operating Officer, Enterprise Diversified Holdings,
                                                  Incorporated (1989-1993).

                              Positions Held                    Principal Occupations
Name, Address and Age         With the Fund                    During the Past 5 Years
---------------------------   ---------------   --------------------------------------------------------
*James M. Oates (51)            Trustee         Chairman, IBEX Capital Markets LLC (1997-
Managing Director                               present). Managing Director, Wydown Group (1994-
The Wydown Group                                present). Director, Phoenix Duff & Phelps
IBEX Capital Markets LLC                        Corporation (1995-present). Director/Trustee, Phoenix
60 State Street                                 Fund (1987-present). Trustee, Phoenix-Aberdeen
Suite 950                                       Series Fund and Phoenix Duff & Phelps Institutional
Boston, MA 02109                                Mutual Funds (1996-present). Director, Govett
                                                Worldwide Opportunity Funds, Inc. (1991-present),
                                                Blue Cross and Blue Shield of New Hampshire
                                                (1994-present), Investors Financial Service
                                                Corporation (1995-present), Investors Bank & Trust
                                                Corporation (1995-present), Plymouth Rubber Co.
                                                (1995-present) and Stifel Financial (1996-present).
                                                Member, Chief Executives Organization (1996-
                                                present). Director (1984-1994), President (1984-
                                                1994) and Chief Executive Officer (1986-1994),
                                                Neworld Bank. Director/Trustee, the National
                                                Affiliated Investment Companies (until 1993).

*Calvin J. Pedersen (55)        Trustee         Director (1986-present), President (1993-present) and
Phoenix Duff & Phelps                           Executive Vice President (1992-1993), Phoenix Duff
Corporation                                     & Phelps Corporation. Director/Trustee, Phoenix
55 East Monroe Street                           Funds (1995-present). Trustee, Phoenix-Aberdeen
Suite 3600                                      Series Fund and Phoenix Duff & Phelps Institutional
Chicago, IL 60603                               Mutual Funds (1996-present). President and Chief
                                                Executive Officer, Duff & Phelps Utilities Tax-Free
                                                Income Inc. (1995-present), Duff & Phelps Utilities
                                                Income Inc. (1994-present) and Duff & Phelps
                                                Utility and Corporate Bond Trust Inc. (1995-present).

Philip R. Reynolds (70)**       Trustee         Director/Trustee, Phoenix Funds (1984-present).
43 Montclair Drive                              Trustee, Phoenix-Aberdeen Series Fund and Phoenix
West Hartford, CT 06107                         Duff & Phelps Institutional Mutual Funds (1996-
                                                present). Director, Vestaur Securities, Inc. (1972-
                                                present). Trustee and Treasurer, J. Walton Bissell
                                                Foundation, Inc. (1988-present). Director/Trustee, the
                                                 National Affiliated Investment Companies (until
                                                 1993).

Herbert Roth, Jr. (68)          Trustee         Director/Trustee, Phoenix Funds (1980-present).
134 Lake Street                                 Trustee, Phoenix-Aberdeen Series Fund and Phoenix
P.O. Box 909                                    Duff & Phelps Institutional Mutual Funds (1996-
Sherborn, MA 01770                              present). Director, Boston Edison Company (1978-
                                                present), Phoenix Home Life Mutual Insurance
                                                Company (1972-present), Landauer, Inc. (medical
                                                services) (1970-present),Tech Ops./Sevcon, Inc.
                                                (electronic controllers) (1987-present), and Mark IV
                                                Industries (diversified manufacturer) (1985-present).
                                                Director, Key Energy Group (oil rig service) (1988-
                                                1994). Director/Trustee, the National Affiliated
                                                Investment Companies (until 1993).

                                Positions Held                    Principal Occupations
Name, Address and Age           With the Fund                    During the Past 5 Years
-----------------------------   ---------------   --------------------------------------------------------
Richard E. Segerson (51)        Trustee           Managing Director, Mullin Associates (1993-present).
102 Valley Road                                   Director/Trustee, Phoenix Funds (1993-present).
New Canaan, CT 06840                              Trustee, Phoenix-Aberdeen Series Fund and Phoenix
                                                  Duff & Phelps Institutional Mutual Funds (1996-
                                                  present). Vice President and General Manager, Coats
                                                  & Clark, Inc. (previously Tootal American, Inc.)
                                                  (1991-1993). Director/Trustee, the National Affiliated
                                                  Investment Companies (1984-1993).

Lowell P. Weicker, Jr. (66)     Trustee           Trustee/Director, Phoenix Funds (1995-present).
731 Lake Avenue                                   Trustee, Phoenix-Aberdeen Series Fund and Phoenix
Greenwich, CT 06830                               Duff & Phelps Institutional Mutual Funds (1996-
                                                  present). Director, UST Inc. (1995-present), HPSC
                                                  Inc. (1995-present), Duty Free International, Inc.
                                                  (1997-present) and Compuware (1996-present).
                                                  Visiting Professor, University of Virginia (1997-
                                                  present). Chairman, Dresing, Lierman, Weicker
                                                  (1995-1996). Governor of the State of Connecticut
                                                  (1991-1995).

Michael E. Haylon (39)          Executive         Director and Executive Vice President--Investments,
                                Vice              Phoenix Duff & Phelps Corporation (1995-present).
                                President         Executive Vice President, Phoenix Funds (1993-
                                                  present) and Phoenix-Aberdeen Series Fund (1996-
                                                  present). Executive Vice President (1997-present),
                                                  Vice President (1996-1997), Phoenix Duff & Phelps
                                                  Institutional Mutual Funds. Director (1994-present),
                                                  President (1995-present), Executive Vice President
                                                  (1994-1995), Vice President (1991-1994), Phoenix
                                                  Investment Counsel, Inc. Director (1994-present),
                                                  President (1996-present), Executive Vice President
                                                  (1994-1996), Vice President (1993-1994), National
                                                  Securities & Research Corporation. Director, Phoenix
                                                  Equity Planning Corporation (1995-present). Senior
                                                  Vice President, Securities Investments, Phoenix
                                                  Home Life Mutual Insurance Company (1993-1995).
                                                  Various other positions with Phoenix Home Life
                                                  Mutual Insurance Company (1990-1993).

David R. Pepin (54)             Executive         Executive Vice President, Phoenix Funds and
                                Vice              Phoenix-Aberdeen Series Fund (1996-present).
                                President         Director (1997-present) and Executive Vice President
                                                  (1996-present), Phoenix Duff & Phelps Corporation.
                                                  Managing Director, Phoenix-Aberdeen International
                                                  Advisers, LLC (1996-present). Director and
                                                  Executive Vice President, Phoenix Equity Planning
                                                  Corp. (1996-present). Director, Phoenix Investment
                                                  Counsel, Inc. and National Securities & Research
                                                  Corporation (1996-present). Various positions with
                                                  Phoenix Home Life Mutual Insurance Company
                                                  (1994-1995). Vice President and General Manager,
                                                   Finance and Health, Digital Equipment Corporation
                                                  (1980-1994).

                              Positions Held                  Principal Occupations
Name, Address and Age         With the Fund                  During the Past 5 Years
---------------------------   ---------------   -----------------------------------------------------
William J. Newman (58)        Senior Vice       Executive Vice President (1995-present) and Chief
                              President         Investment Strategist (1996-present), Phoenix
                                                Investment Counsel, Inc. Executive Vice President
                                                and Chief Investment Strategist (1996-present),
                                                Senior Vice President (1995-present), National
                                                Securities & Research Corporation, Senior Vice
                                                President, Phoenix Equity Planning Corporation
                                                (1995-1996), Phoenix Strategic Equity Series Fund
                                                (1996-present), The Phoenix Edge Series Fund
                                                (1995-present), Phoenix Multi-Portfolio Fund (1995-
                                                present), Phoenix Income and Growth Fund (1996-
                                                present), Phoenix Series Fund (1996-present),
                                                Phoenix Strategic Allocation Fund, Inc. (1996-
                                                present), Phoenix Worldwide Opportunities Fund
                                                (1996-present), Phoenix-Aberdeen Series Fund
                                                (1996-present) and Phoenix Duff & Phelps
                                                Institutional Mutual Funds (1996-present). Vice
                                                President, Common Stock and Chief Investment
                                                Strategist, Phoenix Home Life Mutual Insurance
                                                Company (April, 1995-November, 1995). Chief
                                                Investment Strategist, Kidder, Peabody Co., Inc.
                                                (1993-1994). Managing Director, Equities, Bankers
                                                Trust Company (1991-1993).

John M. Hamlin (38)           Vice              Portfolio Manager, Equities (1996-present), Vice
                              President         President (1995-1996), Phoenix Investment Counsel,
                                                Inc. Portfolio Manager, Equities (1996-present),
                                                Investment Officer (1993-1996), National Securities
                                                & Research Corporation. Vice President, Phoenix
                                                Income and Growth Fund (1993-present) and
                                                Phoenix Series Fund (1994-present). Portfolio
                                                Manager, Common Stock, Phoenix Home Life Mutual
                                                Insurance Company (1989-1995).

William E. Keen, III (34)     Vice              Assistant Vice President, Phoenix Equity Planning
100 Bright Meadow Blvd.       President         Corporation (1996-present). Vice President, Phoenix
P. O. Box 2200                                  Funds, Phoenix Duff & Phelps Institutional Mutual
Enfield, CT 06083-2200                          Funds and Phoenix-Aberdeen Series Fund (1996-
                                                present). Assistant Vice President, USAffinity
                                                Investments LP (1994-1995). Treasurer and
                                                Secretary, USAffinity Funds (1994-1995). Manager,
                                                Fund Administration, SEI Corporation (1991-1994).

                            Positions Held                   Principal Occupations
Name, Address and Age       With the Fund                   During the Past 5 Years
-------------------------   ---------------   -------------------------------------------------------
William R. Moyer (53)        Vice             Senior Vice President and Chief Financial Officer,
100 Bright Meadow Blvd.      President        Phoenix Duff & Phelps Corporation (1995-present).
P. O. Box 2200                                Senior Vice President, Finance (1990-present), Chief
Enfield, CT 06083-2200                        Financial Officer (1996-present), and Treasurer
                                              (1994-1996), Phoenix Equity Planning Corporation.
                                              Senior Vice President (1990-present), Chief Financial
                                              Officer (1996-present) and Treasurer (1994-present),
                                              Phoenix Investment Counsel, Inc. Senior Vice
                                              President, Finance (1993-present), Chief Financial
                                              Officer (1996-present), and Treasurer (1994-present),
                                              National Securities & Research Corporation. Senior
                                              Vice President and Chief Operating Officer, Duff &
                                              Phelps Investment Management Co. (1996-present).
                                              Vice President, Phoenix Funds (1990-present),
                                              Phoenix-Duff & Phelps Institutional Mutual Funds
                                              (1996-present) and Phoenix-Aberdeen Series Fund
                                              (1996-present). Senior Vice President and Chief
                                              Financial Officer, W. S. Griffith & Co., Inc. (1992-
                                              1995) and Townsend Financial Advisers, Inc. (1993-
                                              1995). Vice President, the National Affiliated
                                              Investment Companies (until 1993). Vice President,
                                              Investment Products Finance, Phoenix Home Life
                                              Mutual Insurance Company (1990-1995).

Leonard J. Saltiel (43)      Vice             Managing Director (1996-present), Senior Vice
                             President        President (1994-1996), Phoenix Equity Planning
                                              Corporation. Vice President, Phoenix Funds (1994-
                                              present), Phoenix Duff & Phelps Institutional Mutual
                                              Funds (1996-present) and Phoenix-Aberdeen Series
                                              Fund (1996-present). Vice President, Investment
                                              Operations, Phoenix Home Life Mutual Insurance
                                              Company (1994-1995). Various positions with Home
                                              Life Insurance Company and Phoenix Home Life
                                              Mutual Insurance Company (1987-1994).

G. Jeffrey Bohne (49)        Secretary        Vice President and General Manager, Phoenix Home
101 Munson St.                                Life Mutual Insurance Co. (1993-present). Vice
Greenfield, MA 03101                          President, Mutual Fund Customer Service, Phoenix
                                              Equity Planning Corporation (1993-present).
                                              Secretary, Phoenix Funds (1993-present). Clerk,
                                              Phoenix Strategic Allocation Fund, Inc. (1994-
                                              present). Secretary, Phoenix Duff & Phelps
                                              Institutional Mutual Funds (1996-present) and
                                              Phoenix-Aberdeen Series Fund (1996-present).
                                              Vice President, Home Life of New York Insurance
                                              Company (1984-1992).

                          Positions Held                   Principal Occupations
Name, Address and Age     With the Fund                   During the Past 5 Years
-----------------------   ---------------   -------------------------------------------------------
Nancy G. Curtiss (44)      Treasurer        Vice President, Fund Accounting (1994-present) and
                                            Treasurer (1996-present), Phoenix Equity Planning
                                            Corporation. Treasurer, Phoenix Funds (1994-present),
                                            Phoenix Duff & Phelps Institutional Mutual Funds
                                            (1996-present) and Phoenix-Aberdeen Series Fund
                                            (1996-present). Second Vice President and Treasurer,
                                            Fund Accounting, Phoenix Home Life Mutual
                                            Insurance Company (1994-1995). Various positions
                                            with Phoenix Home Life Mutual Insurance Company
                                            (1987-1994).



-----------
 *Indicates that the Trustee is an "interested person" of the Trust within the meaning of the definition set forth in Section 2(a)(19) of the Investment Company Act of 1940.

**Pursuant to the retirement policy of the Phoenix Funds, Messrs. Blinn and Reynolds will retire from the Board of Trustees effective January 1, 1998.

     For services rendered to the Fund for the fiscal year ended April 30, 1997, the Trustees received aggregate remuneration of $19,505. For services on the Boards of Directors/Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and a fee of $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives a retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Fund receives a retainer at the annual rate of $1,000 and $1,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Costs are allocated equally to each of the Series and Funds within the Fund Complex. The foregoing fees do not include the reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser who are interested persons are compensated for their services by the Adviser and receive no compensation from the Fund.

For the Fund's last fiscal year, the Trustees received the following compensation:



                                                                                            Total
                                                                                         Compensation
                                                Pension or                              From Fund and
                            Aggregate       Retirement Benefits       Estimated          Fund Complex
                           Compensation      Accrued as Part        Annual Benefits       (12 Funds)
        Name                From Fund        of Fund Expenses       Upon Retirement     Paid to Trustees
------------------------   --------------   ---------------------   -----------------   -----------------
C. Duane Blinn               $  1,845*                                                       $63,250
Robert Chesek                $  1,623                                                        $56,250
E. Virgil Conway+            $  1,908                                                        $66,000
Harry Dalzell-Payne+         $  1,623              None                  None                $56,750
Francis E. Jeffries          $    375*           for any               for any               $15,000
Leroy Keith, Jr.             $  1,623            Trustee               Trustee               $56,250
Philip R. McLoughlin+        $      0                                                        $     0
Everett L. Morris+           $  1,520*                                                       $54,000
James M. Oates+              $  1,695                                                        $58,500
Calvin J. Pedersen           $      0                                                        $     0
Philip R. Reynolds           $  1,623                                                        $56,250
Herbert Roth, Jr.+           $  2,010                                                        $68,750
Richard E. Segerson          $  1,815                                                        $62,750
Lowell P. Weicker, Jr.       $  1,845                                                        $63,250



-----------
*This compensation (and the earnings thereon) will be deferred pursuant to the Directors' Deferred Compensation Plan. At June 30, 1997, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Blinn, Jeffries, Morris and Roth was $349,026.91, $28,561.41, $85,849.73 and $132,587.69, respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

+Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.

     On April 30, 1997, the Trustees and officers of the Fund beneficially owned less than 1% of the outstanding shares of the Fund.



                               OTHER INFORMATION

Independent Accountants

     Price Waterhouse LLP has been selected as the independent accountants for the Fund. Price Waterhouse LLP audits the Fund's annual financial statements and expresses an opinion thereon.

Custodian and Transfer Agent

     State Street Bank and Trust Company, serves as custodian of the Fund's assets (the "Custodian") and, Equity Planning acts as Transfer Agent for the Fund (the "Transfer Agent").

Reports to Shareholders

     The fiscal year of the Fund ends on April 30th. The Fund will send financial statements to its shareholders at least semi-annually. An annual report containing financial statements audited by the Fund's independent accountants, will be sent to shareholders each year.


Financial Statements

     The Financial Statements for the fiscal year ended April 30, 1997 appearing in the Fund's 1997 Annual Report to Shareholders, are incorporated herein by reference.

                                   APPENDIX

Standard and Poor's Corporation's Corporate Bond Ratings

     AAA--This is the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

     AA--Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

     A--Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

     BBB--Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas they normally exhibit protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest for bonds in this category than for bonds in the A category.

     BB-B-CCC-CC--Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and CC the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

     D--Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody's Investors Service, Inc.

     Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

     Aa--Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

     A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

     Baa--Bonds which are rated Baa are considered as medium grade obligations; i.e., they are neither highly protective nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

     Note: Those bonds in the Aa, A and Baa groups which Moody's believes possess the strongest investment attributes are designated by the symbols Aa1, A1 and Baa1.

     Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safe guarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

     B--Bonds which are rated B generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

     Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal and interest.

                               PHOENIX SERIES FUND


                                101 Munson Street
                         Greenfield, Massachusetts 01301


                       Statement of Additional Information
                                February 27, 1998



   This Statement of Additional Information is not the Prospectus but expands upon and supplements the information contained in the current Prospectus of Phoenix Series Fund (the "Trust"), dated February 27, 1998 and should be read in conjunction with it. The Trust's Prospectus may be obtained by calling Phoenix Equity Planning Corporation ("Equity Planning") at (800) 243-4361, or by writing to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.


                               TABLE OF CONTENTS*

                                                                          PAGE
INVESTMENT POLICIES......................................................   1
INVESTMENT RESTRICTIONS..................................................   7
PERFORMANCE INFORMATION..................................................   8
PERFORMANCE COMPARISONS..................................................  10
PORTFOLIO TURNOVER.......................................................  10
PORTFOLIO TRANSACTIONS AND BROKERAGE.....................................  10
THE INVESTMENT ADVISER...................................................  11
NET ASSET VALUE..........................................................  13
HOW TO BUY SHARES........................................................  14
ALTERNATIVE PURCHASE ARRANGEMENTS........................................  14
   Purchases of Shares of the Money Market Fund..........................  15
INVESTOR ACCOUNT SERVICES................................................  15
HOW TO REDEEM SHARES.....................................................  16
TAX-SHELTERED RETIREMENT PLANS...........................................  17
DIVIDENDS, DISTRIBUTIONS AND TAXES.......................................  17
THE DISTRIBUTOR AND DISTRIBUTION PLANS...................................  18
MANAGEMENT OF THE TRUST..................................................  20
OTHER INFORMATION........................................................  28



                        Customer Service: (800) 243-1574
                        Sales Information: (800) 243-4361
                        Telephone Orders: (800) 367-5877
                  Telecommunication Device TTY: (800) 243-1926







   PDP427B (2/98)

                               INVESTMENT POLICIES

   The investment objectives and policies of each Fund are described in the "Investment Objectives and Policies" section of the Prospectus. The following specific policies supplement the information contained in that section of the Prospectus.

   MONEY MARKET INSTRUMENTS. Certain money market instruments used extensively by the Money Market Fund, and to a lesser extent by the other Funds, are described below.

   REPURCHASE AGREEMENTS. Repurchase Agreements are agreements by which a Fund purchases a security and obtains a simultaneous commitment from the seller (a member bank of the Federal Reserve System or, to the extent permitted by the Investment Company Act of 1940, a recognized securities dealer) that the seller will repurchase the security at an agreed upon price and date. The resale price is in excess of the purchase price and reflects an agreed upon market rate unrelated to the coupon rate on the purchased security.

   A repurchase transaction is usually accomplished either by crediting the amount of securities purchased to the account of the custodian of the Trust maintained in a central depository of book-entry system or by physical delivery of the securities to the Trust's custodian in return for delivery of the purchase price to the seller. Repurchase transactions are intended to be short-term transactions with the seller repurchasing the securities, usually within seven days.

   Even though repurchase transactions usually do not impose market risks on the purchasing Fund, if the seller of the repurchase agreement defaults and does not repurchase the underlying securities, the Fund might incur a loss if the value of the underlying securities declines, and disposition costs may be incurred in connection with liquidating the underlying securities. In addition, if bankruptcy proceedings are commenced regarding the seller, realization upon the underlying securities may be delayed or limited, and a loss may be incurred if the underlying securities decline in value.

   CERTIFICATES OF DEPOSIT. Certificates of deposit are generally short-term, interest-bearing negotiable certificates issued by banks or savings and loan associations against funds deposited in the issuing institution.

   TIME DEPOSITS. Time deposits are deposits in a bank or other financial institution for a specified period of time at a fixed interest rate for which a negotiable certificate is not received.

   BANKER'S ACCEPTANCES. A bankers' acceptance is a time draft drawn on a commercial bank by a borrower usually in connection with an international commercial transaction (to finance the import, export, transfer or storage of goods). The borrower, as well as the bank, is liable for payment, and the bank unconditionally guarantees to pay the draft at its face amount on the maturity date. Most acceptances have maturities of six months or less and are traded in secondary markets prior to maturity.

   COMMERCIAL PAPER. Commercial paper refers to short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and has a maturity at the time of issuance not exceeding nine months.

   CORPORATE DEBT SECURITIES. Corporate debt securities with a remaining maturity of less than one year tend to become extremely liquid and are traded as money market securities.

   U. S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed as to principal and interest by the United States Government include a variety of Treasury securities, which differ only in their interest rates, maturities, and times of issuance. Treasury bills have maturities of one year or less. Treasury notes have maturities of one to ten years, and Treasury bonds generally have maturities of greater than ten years.

   Agencies of the United States Government which issue or guarantee obligations include, among others, Export-Import Banks of the United States, Farmers Home Administration, Federal Housing Administration, Government National Mortgage Association, Maritime Administration, Small Business Administration and The Tennessee Valley Authority. Obligations of instrumentalities of the United States Government include securities issued or guaranteed by, among others, the Federal National Mortgage Association, Federal Home Loan Banks, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Banks for Cooperatives, and the U.S. Postal Service. Some of these securities are supported by the full faith and credit of the U.S. Government; others are supported by the right of the issuer to borrow from the Treasury, while still others are supported only by the credit of the instrumentality. The U.S. Government Securities Series will invest primarily in securities which are supported by the full faith and credit of the U.S. Government.

   SECURITIES AND INDEX OPTIONS. All Funds, except the Money Market Fund and U.S. Government Securities Fund, may write covered call options and purchase call and put options. Options and the related risks are summarized below.

   WRITING AND PURCHASING OPTIONS. The exercise price of a call option written by a Fund may be below, equal to or above the current market value of the underlying security or securities index at the time the option is written. Call options written by a Fund normally will have expiration dates between three and nine months from the date written. During the option period a Fund may be assigned an exercise notice by the broker-dealer through which the call option was sold, requiring the Fund to deliver the underlying security (or cash in the case of securities index calls) against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time as the Fund effects a closing purchase transaction. A closing purchase transaction cannot be effected with respect to an option once the Fund has received an exercise notice.

   A multiplier for an index option performs a function similar to the unit of trading for an option on an individual security. It determines the total dollar value per contract of each point between the exercise price of the option and the current level of the underlying index. A multiplier of 100 means that a one-point difference will yield $100. Options on different indices may have different multipliers.

   Securities indices for which options are currently traded include the Standard & Poor's 100 and 500 Composite Stock Price Indices, Computer/Business Equipment Index, Major Market Index, Amex Market Value Index, Computer Technology Index, Oil and Gas Index, NYSE Options Index, Gaming/Hotel Index, Telephone Index, Transportation Index, Technology Index, and Gold/Silver Index. A Fund may write call options and purchase call and put options on any other indices traded on a recognized exchange.

   Closing purchase transactions will ordinarily be effected to realize a profit on an outstanding call option written by a Fund, to prevent an underlying security from being called, or to enable a Fund to write another call option with either a different exercise price or expiration date or both. A Fund may realize a net gain or loss from a closing purchase transaction, depending upon whether the amount of the premium received on the call option is more or less than the cost of effecting the closing purchase transaction. If a call option written by a Fund expires unexercised, a Fund will realize a gain in the amount of the premium on the option less the commission paid.

   The option activities of a Fund may increase its portfolio turnover rate and the amount of brokerage commissions paid. A Fund will pay a commission each time it purchases or sells a security in connection with the exercise of an option. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON OPTIONS. A Fund may write call options only if they are covered and if they remain covered so long as a Fund is obligated as a writer. If a Fund writes a call option on an individual security, a Fund will own the underlying security at all times during the option period. A Fund will write call options on indices only to hedge in an economically appropriate way portfolio securities which are not otherwise hedged with options or financial futures contracts. Call options on securities indices written by a Fund will be "covered" by identifying the specific portfolio securities being hedged.

   To secure the obligation to deliver the underlying security, the writer of a covered call option on an individual security is required to deposit the underlying security or other assets in escrow with the broker in accordance with clearing corporation and exchange rules. In the case of an index call option written by a Fund, a Fund will be required to deposit qualified securities. A "qualified security" is a security against which a Fund has not written a call option and which has not been hedged by a Fund by the sale of a financial futures contract. If at the close of business on any day the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts, a Fund will deposit an amount of cash or liquid assets equal in value to the difference. In addition, when a Fund writes a call on an index which is "in-the-money" at the time the call is written, a Fund will segregate with its custodian bank cash or liquid assets equal in value to the amount by which the call is "in-the-money" times the multiplier times the number of contracts. Any amount segregated may be applied to a Fund's obligation to segregate additional amounts in the event that the market value of the qualified securities falls below 100% of the current index value times the multiplier times the number of contracts.

   A Fund may invest up to 2% of its total assets in exchange-traded call and put options. A Fund may sell a call option or a put option which it has previously purchased prior to the purchase (in the case of a call) or the sale (in the case of a put) of the underlying security. Any such sale of a call option or a put option would result in a net gain or loss, depending on whether the amount received on the sale is more or less than the premium and other transaction costs paid.

   In connection with a Fund qualifying as a regulated investment company under the Internal Revenue Code, other restrictions on a Fund's ability to enter into option transactions may apply from time to time. See "Dividends, Distributions and Taxes."

   RISKS RELATING TO OPTIONS. During the option period, the writer of a call option has, in return for the premium received on the option, given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. The writer has no control over the time when it may be required to fulfill its obligation as a writer of the option.

   The risk of purchasing a call option or a put option is that a Fund may lose the premium it paid plus transaction costs. If a Fund does not exercise the option and is unable to close out the position prior to expiration of the option, it will lose its entire investment.

   An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. Although a Fund will write and purchase options only when the Adviser believes that a liquid secondary market will exist for options of the same series, there can be no assurance that a liquid secondary market will exist for a particular option at a particular time and that a Fund if it so desires, can close out its position by effecting a closing transaction. If the writer of a covered call option is unable to effect a closing purchase transaction, it cannot sell the underlying security until the option expires or the option is exercised. Accordingly, a covered call writer may not be able to sell the underlying security at a time when it might otherwise be advantageous to do so.

   Possible reasons for the absence of a liquid secondary market on an exchange include the following: (i) insufficient trading interest in certain options;
(ii) restrictions on transactions imposed by an exchange; (iii) trading halts, suspensions or other restrictions imposed with respect to particular classes or series of options or underlying securities; (iv) inadequacy of the facilities of an exchange or the clearing corporation to handle trading volume; and (v) a decision by one or more exchanges to discontinue the trading of options or impose restrictions on orders.

   Each exchange has established limitations governing the maximum number of call options, whether or not covered, which may be written by a single investor acting alone or in concert with others (regardless of whether such options are written on the same or different exchanges or are held or written on one or more accounts or through one or more brokers). An exchange may order the liquidation of positions found to be in violation of these limits and it may impose other sanctions or restrictions. The Adviser believes that the position limits established by the exchanges will not have any adverse impact upon a Fund or all of the Funds, in the aggregate.

   RISKS OF OPTIONS ON INDICES. Because the value of an index option depends upon movements in the level of the index rather than movements in the price of a particular security, whether a Fund will realize a gain or loss on the purchase or sale of an option on an index depends upon movements in the level of prices in the market generally or in an industry or market segment rather than upon movements in the price of an individual security. Accordingly, successful use by a Fund of options on indices will be subject to the Adviser's ability to predict correctly movements in the direction of the market generally or in the direction of a particular industry. This requires different skills and techniques than predicting changes in the prices of individual securities.

   Index prices may be distorted if trading of certain securities included in the index is interrupted. Trading in index options also may be interrupted in certain circumstances, such as if trading were halted in a substantial number of securities included in the index. If this occurred, a Fund would not be able to close out options which it had written or purchased and, if restrictions on exercise were imposed, might be unable to exercise an option it purchased, which would result in substantial losses to a Fund. However, it is the Trust's policy to write or purchase options only on indices which include a sufficient number of securities so that the likelihood of a trading halt in the index is minimized.

   Because the exercise of an index option is settled in cash, an index call writer cannot determine the amount of its settlement obligation in advance and, unlike call writing on portfolio securities, cannot provide in advance for its potential settlement obligation by holding the underlying securities. Consequently, a Fund will write call options on indices only subject to the limitations described above.

   Price movements in securities in a Fund's portfolio will not correlate perfectly with movements in the level of the index and, therefore, a Fund bears the risk that the price of the securities held by the Fund may not increase as much as the level of the index. In this event, the Fund would bear a loss on the call which would not be completely offset by movements in the prices of a Fund's portfolio securities. It is also possible that the index may rise when the value of a Fund's portfolio securities does not. If this occurred, the Fund would experience a loss on the call which would not be offset by an increase in the value of its portfolio and might also experience a loss in the market value of portfolio securities.

   Unless a Fund has other liquid assets which are sufficient to satisfy the exercise of a call on an index, a Fund will be required to liquidate portfolio securities in order to satisfy the exercise. Because an exercise must be settled within hours after receiving the notice of exercise, if a Fund fails to anticipate an exercise, it may have to borrow from a bank (in an amount not exceeding 10% of a Fund's total assets) pending settlement of the sale of securities in its portfolio and pay interest on such borrowing.

   When a Fund has written a call on an index, there is also a risk that the market may decline between the time a Fund has the call exercised against it, at a price which is fixed as of the closing level of the index on the date of exercise, and the time a Fund is able to sell securities in its portfolio. As with options on portfolio securities, a Fund will not learn that a call has been exercised until the day following the exercise date but, unlike a call on a portfolio security where a Fund would be able to deliver the underlying security in settlement, a Fund may have to sell part of its portfolio securities in order to make settlement in cash, and the price of such securities might decline before they could be sold.

   If a Fund exercises a put option on an index which it has purchased before final determination of the closing index value for that day, it runs the risk that the level of the underlying index may change before closing. If this change causes the exercised option to fall "out-of-the-money" a Fund will be required to pay the difference between the closing index value and the exercise price of the option (multiplied by the applicable multiplier) to the assigned writer. Although a Fund may be able to minimize this risk by withholding exercise instructions until just before the daily cutoff time or by selling rather than exercising an option when the index level is close to the exercise price, it may not be possible to eliminate this risk entirely because the cutoff times for index options may be earlier than those fixed for other types of options and may occur before definitive closing index values are announced.

   FINANCIAL FUTURES CONTRACTS AND RELATED OPTIONS. All of the Funds except the Money Market Fund and the U.S. Government Securities Fund may use financial futures contracts and related options to hedge against changes in the market value of its portfolio securities or securities which it intends to purchase. Hedging is accomplished when an investor takes a position in the futures market opposite to his cash market position. There are two types of hedges, long (or buying) and short (or selling) hedges. Historically, prices in the futures market have tended to move in concert with cash market prices, and prices in the futures market have maintained a fairly predictable relationship to prices in the cash market. Thus, a decline in the market value of securities in a Fund's portfolio may be protected against to a considerable extent by gains realized on futures contracts sales. Similarly, it is possible to protect against an increase in the market price of securities which a Fund may wish to purchase in the future by purchasing futures contracts.

   A Fund may purchase or sell any financial futures contracts which are traded on a recognized exchange or board of trade. Financial futures contracts consist of interest rate futures contracts and securities index futures contracts. A public market presently exists in interest rate futures contracts covering long-term U.S. Treasury bonds, U.S. Treasury notes, three-month U.S. Treasury bills and GNMA certificates. Securities index futures contracts are currently traded with respect to the Standard & Poor's 500 Composite Stock Price Index and such other broad-based stock market indices as the New York Stock Exchange Composite Stock Index and the Value Line Composite Stock Price Index. A clearing corporation associated with the exchange or board of trade on which a financial futures contract trades assumes responsibility for the completion of transactions and also guarantees that open futures contracts will be performed.


   In contrast to the situation when a Fund purchases or sells a security, no security is delivered or received by a Fund upon the purchase or sale of a financial futures contract. Initially, a Fund will be required to deposit in a pledged account with its custodian cash, U.S. Government obligations or fully paid marginable securities. This amount is known as initial margin and is in the nature of a performance bond or good faith deposit on the contract. The current initial margin deposit required per contract is approximately 5% of the contract amount. Brokers may establish deposit requirements higher than this minimum. Subsequent payments, called variation margin, will be made to and from the account on a daily basis as the price of the futures contract fluctuates. This process is known as marking to market.


   The writer of an option on a futures contract is required to deposit margin pursuant to requirements similar to those applicable to futures contracts. Upon exercise of an option on a futures contract, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance in the writer's margin account. This amount will be equal to the amount by which the market price of the futures contract at the time of exercise exceeds, in the case of a call, or is less than, in the case of a put, the exercise price of the option on the futures contract.

   Although financial futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery. Closing out is accomplished by effecting an offsetting transaction. A futures contract sale is closed out by effecting a futures contract purchase for the same aggregate amount of securities and the same delivery date. If the sale price exceeds the offsetting purchase price, the seller immediately would be paid the difference and would realize a gain. If the offsetting purchase price exceeds the sale price, the seller immediately would pay the difference and would realize a loss. Similarly, a futures contract purchase is closed out by effecting a futures contract sale for the same securities and the same delivery date. If the offsetting sale price exceeds the purchase price, the purchaser would realize a gain, whereas if the purchase price exceeds the offsetting sale price, the purchaser would realize a loss.

   A Fund will pay commissions on financial futures contracts and related options transactions. These commissions may be higher than those which would apply to purchases and sales of securities directly.

   LIMITATIONS ON FUTURES CONTRACTS AND RELATED OPTIONS. A Fund may not engage in transactions in financial futures contracts or related options for speculative purposes but only as a hedge against anticipated changes in the market value of its portfolio securities or securities which it intends to purchase. A Fund may not purchase or sell financial futures contracts or related options if, immediately thereafter, the sum of the amount of initial margin deposits on a Fund's existing futures and related options positions and the premiums paid for related options would exceed 2% of the market value of a Fund's total assets after taking into account unrealized profits and losses on any such contracts. At the time of purchase of a futures contract or a call option on a futures contract, any asset, including equity securities and non-investment grade debt so long as the asset is liquid, unencumbered and marked to market daily, equal to the market value of the futures contract minus the Fund's initial margin deposit with respect thereto will be deposited in a pledged account with the Fund's custodian bank to collateralize fully the position and thereby ensure that it is not leveraged.

   The extent to which a Fund may enter into financial futures contracts and related options also may be limited by the requirements of the Internal Revenue Code of 1986 for qualification as a regulated investment company. See "Dividends, Distributions and Taxes."

   RISKS RELATING TO FUTURES CONTRACTS AND RELATED OPTIONS. Positions in futures contracts and related options may be closed out only on an exchange which provides a secondary market for such contracts or options. A Fund will enter into an option or futures position only if there appears to be a liquid secondary market. However, there can be no assurance that a liquid secondary market will exist for any particular option or futures contract at any specific time. Thus, it may not be possible to close out a futures or related option position. In the case of a futures position, in the event of adverse price movements a Fund would continue to be required to make daily margin payments. In this situation, if a Fund has insufficient cash to meet daily margin requirements it may have to sell portfolio securities to meet its margin obligations at a time when it may be disadvantageous to do so. In addition, a Fund may be required to take or make delivery of the securities underlying the futures contracts it holds. The inability to close out futures positions also could have an adverse impact on a Fund's ability to hedge its portfolio effectively.

   There are several risks in connection with the use of futures contracts as a hedging device. While hedging can provide protection against an adverse movement in market prices, it can also limit a hedger's opportunity to benefit fully from a favorable market movement. In addition, investing in futures contracts and options on futures contracts will cause a Fund to incur additional brokerage commissions and may cause an increase in a Fund's portfolio turnover rate.

   The successful use of futures contracts and related options also depends on the ability of the Adviser to forecast correctly the direction and extent of market movements, interest rates and other market factors within a given time frame. To the extent market prices remain stable during the period a futures contract or option is held by a Fund or such prices move in a direction opposite to that anticipated, a Fund may realize a loss on the hedging transaction which is not offset by an increase in the value of its portfolio securities. Options and futures may also fail as a hedging technique in cases where the movements of the securities underlying the options and futures do not follow the price movements of the hedged portfolio securities. As a result, a Fund's total return for the period may be less than if it had not engaged in the hedging transaction. The loss from investing in futures transactions is potentially unlimited.

   Utilization of futures contracts by a Fund involves the risk of imperfect correlation in movements in the price of futures contracts and movements in the price of the securities which are being hedged. If the price of the futures contract moves more or less than the price of the securities being hedged, a Fund will experience a gain or loss which will not be completely offset by movements in the price of the securities. It is possible that, where a Fund has sold futures contracts to hedge its portfolio against a decline in the market, the market may advance and the value of securities held in the Fund's portfolio may decline. If this occurred, a Fund would lose money on the futures contract and would also experience a decline in value in its portfolio securities. Where futures are purchased to hedge against a possible increase in the prices of securities before a Fund is able to invest its cash (or cash equivalents) in securities (or options) in an orderly fashion, it is possible that the market may decline; if a Fund then determines not to invest in securities (or options) at that time because of concern as to possible further market decline or for other reasons, a Fund will realize a loss on the futures that would not be offset by a reduction in the price of the securities purchased.

   The market prices of futures contracts may be affected if participants in the futures market elect to close out their contracts through off-setting transactions rather than to meet margin deposit requirements. In such case, distortions in the normal relationship between the cash and futures markets could result. Price distortions could also result if investors in futures contracts opt to make or take delivery of the underlying securities rather than to engage in closing transactions because such action would reduce the liquidity of the futures market. In addition, from the point of view of speculators, because the deposit requirements in the futures markets are less onerous than margin requirements in the cash market, increased participation by speculators in the futures market could cause temporary price distortions. Due to the possibility of price distortions in the futures market and because of the imperfect correlation between movements in the prices of securities and movements in the prices of futures contracts, a correct forecast of market trends may still not result in a successful hedging transaction.

   Compared to the purchase or sale of futures contracts, the purchase of put or call options on futures contracts involves less potential risk for a Fund because the maximum amount at risk is the premium paid for the options plus transaction costs. However, there may be circumstances when the purchase of an option on a futures contract would result in a loss to a Fund while the purchase or sale of the futures contract would not have resulted in a loss, such as when there is no movement in the price of the underlying securities.

   LEVERAGE. The Trust may from time to time increase the Convertible Fund's ownership or the Aggressive Growth Fund's ownership of securities holdings above the amounts otherwise possible by borrowing from banks at fixed amounts of interest and investing the borrowed funds. The Trust will borrow only from banks, and only if immediately after such borrowing the value of the assets of a Fund (including the amount borrowed) less its liabilities (not including any borrowings) is at least three times the amount of funds borrowed for investment purposes. The effect of this provision is to permit the Trust to borrow up to 25% of the total assets of a Fund, including the proceeds of any such borrowings. However, the amount of the borrowings will be dependent upon the availability and cost of credit from time to time. If, due to market fluctuations or other reasons, the value of such Fund's assets computed as provided above becomes at any time less than three times the amount of the borrowings for investment purposes, the Trust, within three business days, is required to reduce bank debt to the extent necessary to meet the required 300% asset coverage.

   Interest on money borrowed will be an expense of the Fund with respect to which the borrowing has been made. Because such expense would not otherwise be incurred, the net investment income of such Fund is not expected to be as high as it otherwise would be during periods when borrowings for investment purposes are substantial.

   Bank borrowings for investment purposes must be obtained on an unsecured basis. Any such borrowing must also be made subject to an agreement by the lender that any recourse is limited to the assets of the Fund with respect to which the borrowing has been made.

   Any investment gains made with the additional monies borrowed in excess of interest paid will cause the net asset value of a Fund's shares to rise faster than would otherwise be the case. On the other hand, if the investment performance of the additional securities purchased fails to cover their cost (including any interest paid on the monies borrowed) to the Fund, the net asset value of the Fund will decrease faster than would otherwise be the case.

   FOREIGN SECURITIES. Each of the Funds, except the Money Market Fund and the U.S. Government Securities Fund may purchase foreign securities, including those issued by foreign branches of U.S. banks. In any event, such investments in foreign securities will be limited to 25% of the total net asset value of the Balanced Fund, Convertible Fund and Growth Fund. The Aggressive Growth Fund may invest up to 10% of its total net asset value in foreign securities and the High Yield Fund may invest up to 35% of its total net asset value in foreign securities. Investments in foreign securities, particularly those of non-governmental issuers, involve considerations which are not ordinarily associated with investing in domestic issues. These considerations include changes in currency rates, currency exchange control regulations, the possibility of expropriation, the unavailability of financial information, the difficulty of interpreting financial information prepared under foreign securities markets, the impact of political, social or diplomatic developments, difficulties in invoking legal process abroad and the difficulty of assessing economic trends in foreign countries.

   The Trust may use a foreign custodian in connection with its purchases of foreign securities and may maintain cash and cash equivalents in the care of a foreign custodian. The amount of cash or cash equivalents maintained in the care of eligible foreign custodians will be limited to an amount reasonably necessary to effect the Trust's foreign securities transactions. The use of a foreign custodian invokes considerations which are not ordinarily associated with domestic custodians. These considerations include the possibility of expropriations, restricted access to books and records of the foreign custodian, inability to recover assets that are lost while under the control of the foreign custodian, and the impact of political, social or diplomatic developments.

   MORTGAGE-BACKED SECURITIES. Securities issued by Government National Mortgage Association ("GNMA") are, and securities issued by Federal National Mortgage Association ("FNMA") include, mortgage-backed securities representing part ownership of a pool of mortgage loans.

   In the case of GNMA, the mortgages are insured by the Federal Housing Administration or Farmers' Home Administration or guaranteed by the Veteran's Administration. In the case of FNMA, the mortgages are not insured by an agency of the U.S. Government.

   The prices of mortgage-backed securities are inversely affected by changes in interest rates and, therefore, are subject to the risk of market price fluctuations. Mortgage-backed securities issued by GNMA and FNMA currently offer yields which are higher than those available on other securities of the U.S. Government and its agencies and instrumentalities, but may be less effective than these other securities as a means of "locking in" attractive long-term interest rates. This is a result of the need to reinvest prepayment of principal and the possibility of significant unscheduled prepayments resulting from declines in mortgage interest rates. As a result, these securities have less potential for capital appreciation during periods of declining interest rates than other investments of comparable risk of decline in value during periods of rising rates.

   LOWER RATED CONVERTIBLE SECURITIES. Convertible securities which are not rated in the four highest categories, in which the Convertible Fund may invest, are predominantly speculative with respect to the issuer's capacity to repay principal and interest and may include issues on which the issuer defaults.

   NONPUBLICLY OFFERED DEBT SECURITIES. The High Yield Fund may purchase securities which cannot be sold in the public market without first being registered with the Securities and Exchange Commission ("SEC") provided that the Adviser has determined that such securities meet prescribed standards for being considered as "liquid" securities. See "Investment Restrictions." Liquid restricted securities may offer higher yields than comparable publicly traded securities. Such securities ordinarily can be sold by the Trust in secondary market transactions to certain qualified investors pursuant to rules established by the SEC, in privately negotiated transactions to a limited number of purchasers or in a public offering made pursuant to an effective registration statement under governing law. Private sales of such securities may involve significant delays and expense. Private sales often require negotiation with one or more purchasers and may produce less favorable prices than the sale of similar unrestricted securities. Public sales of previously restricted securities generally involve the time and expense of the preparation and processing of a registration statement (and the possible decline in value of the securities during such period) and may involve the payment of underwriting commissions. In some instances, the Trust may have to bear certain costs of registration in order to sell such shares publicly.

   DEFERRED COUPON DEBT SECURITIES. The High Yield Fund may invest in debt obligations that do not make any interest payments for a specified period of time prior to maturity ("deferred coupon" obligations). Because the deferred coupon bonds do not make interest payments for a certain period of time, they are purchased by the Fund at a deep discount and their value fluctuates more in response to interest rate changes than does the value of debt obligations that make current interest payments. The degree of fluctuation with interest rate changes is greater when the deferred period is longer. Therefore, there is a risk that the value of the Fund shares may decline more as a result of an increase in interest rates than would be the case if the Fund did not invest in deferred coupon bonds.

   LENDING PORTFOLIO SECURITIES. In order to increase its return on investments, the Trust may make loans of the portfolio securities of any Fund, as long as the market value of the loaned securities does not exceed 25% of the value of that Fund's total assets. Loans of portfolio securities will always be fully collateralized at no less than 100% of the market value of the loaned securities (as marked to market daily) and made only to borrowers considered to be creditworthy. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities and possibly the loss of the collateral if the borrower fails financially.

   LOAN PARTICIPATIONS. The High Yield Fund may invest up to 5% of its net assets, determined at the time of investment, in loan participations. A loan participation agreement involves the purchase of a share of a loan made by a bank to a company in return for a corresponding share of the borrower's principal and interest payments. Loan participations of the type in which the Fund may invest include interests in both secured and unsecured corporate loans. In the event that a corporate borrower failed to pay its scheduled interest or principal payments on participations held by the Fund, the market value of the affected participation would decline, resulting in a loss of value of such investment to the Fund. Accordingly, such participations are speculative and may result in the income level and net assets of the Fund being reduced. Moreover, loan participation agreements generally limit the right of a participant to resell its interest in the loan to a third party and, as a result, loan participations will be deemed by the Trust to be illiquid investments.


                             INVESTMENT RESTRICTIONS

   The Trust's fundamental policies as they affect any Fund cannot be changed without the approval vote of a majority of the outstanding shares of such Fund, which is the lesser of (i) 67% or more of the voting securities of such Fund present at a meeting if the holders of more than 50% of the outstanding voting securities of such Fund are present or represented by proxy or (ii) more than 50% of the outstanding voting securities of such Fund. A proposed change in fundamental policy or investment objective will be deemed to have been effectively acted upon with respect to any Fund if a majority of the outstanding voting securities of that Fund votes for the approval of the proposal as provided above, notwithstanding (1) that such matter has not been approved by a majority of the outstanding securities of any other Fund affected by such matter and (2) that such matter has not been approved by a majority of the outstanding voting securities of the Trust.

   The following investment restrictions are fundamental policies of the Trust with respect to all Funds and may not be changed except as described above. The Trust may not:

   1. Purchase for any Fund securities of any issuer, other than obligations issued or guaranteed as to principal and interest by the United States Government or its agencies or instrumentalities, if immediately thereafter (i) more than 5% of such Fund's total assets (taken at market value) would be invested in the securities of such issuer or (ii) more than 10% of the outstanding securities of any class of such issuer would be held by such Fund or by all Funds of the Trust in the aggregate.

   2. Concentrate the portfolio investments of any Fund in any one industry. To comply with this restriction, no security may be purchased for a Fund if such purchase would cause the value of the aggregate investment of such Fund in any one industry to exceed 25% of that Fund's total assets (taken at market value). However, the Money Market Fund may invest more than 25% of its assets in the domestic banking industry.

   3. Act as securities underwriter except as it technically may be deemed to be an underwriter under the Securities Act of 1933 in selling a portfolio security.

   4. Purchase securities on margin, but it may obtain short-term credit as may be necessary for the clearance of purchases and sales of securities.

   5. Make short sales of securities or maintain a short position.

   6. Make cash loans, except that the Trust may (i) purchase bonds, notes, debentures or similar obligations which are customarily purchased by institutional investors whether publicly distributed or not, and (ii) enter into repurchase agreements, provided that no more than 10% of any Fund's net assets (taken at market value) may be subject to repurchase agreements maturing in more than seven days.

   7. Make securities loans, except that the Trust may make loans of the portfolio securities of any Fund, provided that the market value of the securities subject to any such loans does not exceed 25% of the value of the total assets (taken at market value) of such Fund.

   8. Make investments in real estate or commodities or commodity contracts, although (i) the Trust may purchase securities of issuers which deal in real estate or commodities and may purchase securities which are secured by interests in real estate, specifically, securities issued by real estate investment trusts and (ii) any Fund (excluding the Money Market Fund and the U.S. Government Securities Fund) may engage in transactions in financial futures contracts and related options, provided that the sum of the initial margin deposits on such Fund's existing futures positions and the premiums paid for related options would not exceed in the aggregate 2% of such Fund's total assets.

   9. Invest in oil, gas or other mineral exploration or development programs, although the Trust may purchase securities of issuers which engage in whole or in part in such activities.

   10. Invest in puts, calls, straddles and any combination thereof, except that any Fund (excluding the Money Market Fund and the U.S. Government Securities
Fund) may (i) write (sell) exchange-traded covered call options on portfolio securities and on securities indices and engage in related closing purchase transactions and (ii) invest up to 2% of its total assets in exchange-traded call and put options on securities and securities indices.

   11. Purchase securities of companies for the purpose of exercising management or control.

   12. Participate in a joint or joint and several trading account in securities.

   13. Purchase securities of any other investment company except in the open market at customary brokers' commission rates or as a part of a plan of merger or consolidation.

   14. Purchase for any Fund securities of any issuer which together with predecessors has a record of less than three years' continuous operation, if as a result more than 5% of the total net assets (taken at market value) of such Fund would then be invested in such securities.

   15. Purchase or retain securities of any issuer if any officer or Trustee of the Trust, or officer or director of its investment adviser, owns beneficially more than 1/2 of 1% of the outstanding securities or shares, or both, of such issuer and all such persons owning more than 1/2 of 1% of such securities or shares together own beneficially more than 5% of such securities or shares.

   16. Borrow money, except that the Trust may (i) borrow money for any Fund for temporary administrative purposes provided that any such borrowing does not exceed 10% of the value of the total assets (taken at market value) of such Fund and (ii) borrow money for any Fund for investment purposes, provided that any such borrowing for investment purposes with respect to any such Fund is (a) authorized by the Trustees prior to any public distribution of the shares of such Fund or is authorized by the shareholders of such Fund thereafter, (b) is limited to 25% of the value of the total assets (taken at market value and including any borrowings) of such Fund, and (c) is subject to an agreement by the lender that any recourse is limited to the assets of that Fund with respect to which the borrowing has been made. With the exception of the Convertible Fund and the Aggressive Growth Fund, no Fund may invest in portfolio securities while the amount of borrowing of the Fund exceeds 5% of the total assets of such Fund. Borrowing for investment purposes has not been authorized for any Fund (except the Convertible Fund and the Aggressive Growth Fund) whose shares are offered by the Trust.

   17. Pledge, mortgage or hypothecate the assets of any Fund to an extent greater than 10% of the total assets (taken at market value) of such Fund to secure borrowings made pursuant to the provisions of item 16 above.

   18. Issue senior securities as defined in the Investment Company Act of 1940, except to the extent that it is permissible to (a) borrow monthly from banks pursuant to the Trust's investment restrictions regarding the borrowing of money, and (b) enter into transactions involving forward foreign currency contracts, foreign currency contracts and options thereon, as described in the Trust's Prospectus and this Statement of Additional Information.

   The Trust may purchase illiquid securities including repurchase agreements providing for settlement more than seven days after notice and restricted securities (securities that must be registered with the Securities and Exchange Commission before they can be sold to the public) deemed to be illiquid provided such securities will not constitute more than 15% (or 10% in the case of the Money Market Fund) of each Fund's net assets. The Board of Trustees, or the Adviser acting at its direction, values these securities, taking into consideration quotations available from broker-dealers and pricing services and other information deemed relevant.

   If a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage beyond the specified limit resulting from a change in values of portfolio securities or amount of net assets shall not be considered a violation of the restrictions.



                             PERFORMANCE INFORMATION

   Performance information for each Fund (and Class of a Fund) may appear in advertisements, sales literature, or reports to shareholders or prospective shareholders. Performance information in advertisements and sales literature may be expressed as yield and effective yield of the Money Market Fund, as yield of the other Funds offered, or any Class of such Fund, and as total return of any Fund or Class thereof. The current yield for the Money Market Fund will be based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions for expenses during the period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. "Effective yield" for the Money Market Fund (and each Class of such Fund) assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

   Effective Yield = [(Base Period Return) + 1) (365/7)] -1

   For the 7-day period ending October 31, 1997, the yield of the Class A Shares of the Money Market Fund was 4.79% and the effective yield of the Class A Shares of this Fund was 4.89%.

    Quotations of yield for the High Yield, Convertible, U.S. Government Securities and Balanced Funds will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses (including pro rata Trust expenses and expenses applicable to each particular Fund or Class of a Fund) accrued during the period ("net investment income"), and are computed by dividing net investment income by the value of a share of the Fund or Class on the last day of the period, according to the following formula:


    YIELD = 2[(a-b)+ 1)(6) -1]
               ---
               cd


   where a = dividends and interest earned during the period by the Fund, b = expenses accrued for the period (net of any reimbursements), c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and d = the maximum offering price per share on the last day of the period.

   For the period ended October 31, 1997, the yield of the Class A Shares of the Funds were as follows: 8.95% for the High Yield Fund; 1.35% for the Convertible Fund; 4.89% for the U.S. Government Securities Fund; and 2.40% for the Balanced Fund. For the same period, the yield of the Class B Shares of the Funds were as follows: High Yield 8.63%; Convertible 0.65%; U.S. Government 4.38%; and Balanced 1.77%.

   As summarized in the Prospectus under the heading "Performance History," total return is a measure of the change in value of an investment in a Fund, or Class thereof, over the period covered. The formula for total return used herein includes four steps: (1) adding to the total number of shares purchased by a hypothetical $1,000 investment in the Fund or a Class of a Fund; (2) calculating the value of the hypothetical initial investment of $1,000 as of the end of the period by multiplying the total number of shares of a class owned at the end of the period by the net asset value on the last trading day of the period; (3) assuming maximum sales charge deducted and reinvestment of all dividends at net asset value and (4) dividing this account value for the hypothetical investor by the initial $1,000 investment. Total return will be calculated for one year, five years and ten years or the time period during which the registration statement including the Fund was in effect if a Fund has not been in existence for at least ten years.

   The manner in which total return will be calculated for public use is described above. The following table summarizes the calculation of total return for each Fund, where applicable, through October 31, 1997.




               AVERAGE ANNUAL TOTAL RETURN AS OF OCTOBER 31, 1997


                                                                PERIODS ENDED
                                          ------------------------------------------------------
                                                                                  10 YEAR OR
              FUND                           1 YEAR            5 YEAR          SINCE INCEPTION*
------------------------------               ------            ------          -----------------
BALANCED (CLASS A)                           12.41%             9.12%               10.71%
BALANCED (CLASS B)                           13.13%              N/A                12.60%
CONVERTIBLE (CLASS A)                        11.82%             9.44%               10.02%
CONVERTIBLE (CLASS B)                        12.49%              N/A                11.67%
GROWTH (CLASS A)                             18.88%            13.39%               13.40%
GROWTH (CLASS B)                             19.89%              N/A                19.53%
AGGRESSIVE GROWTH (CLASS A)                  13.98%            15.75%               12.82%
AGGRESSIVE GROWTH (CLASS B)                  14.70%              N/A                20.95%
HIGH YIELD (CLASS A)                          9.57%            10.89%               10.75%
HIGH YIELD (CLASS B)                         10.18%              N/A                 7.74%
U.S. GOVERNMENT SECURITIES (CLASS A)          2.75%             5.37%                7.56%
U.S. GOVERNMENT SECURITIES (CLASS B)          2.94%              N/A                 4.84%


* Since inception, July 15, 1994 for Class B Balanced, Convertible and Growth; July 21, 1994 for Class B Aggressive Growth; February 16, 1994 for Class B High Yield; and February 24, 1994 for U.S. Government Class B.

NOTE: Average annual total return assumes a hypothetical initial payment of $1,000. At the end of each period, a total redemption is assumed. The ending redeemable value is divided by the original investment to calculate total return.

   Performance information for any Fund or Class reflects only the performance of a hypothetical investment in the Fund or Class during the particular time period on which the calculations are based. Performance information should be considered in light of the investment objectives and policies, characteristics and quality of the particular Fund, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.


                             PERFORMANCE COMPARISONS

   Each Fund or Class of a Fund may from time to time include in advertisements containing total return the ranking of those performance figures relative to such figures for groups of mutual funds having similar investment objectives as categorized by ranking services such as Lipper Analytical Services, Inc., CDA Investment Technologies, Inc., Weisenberger Financial Services, Inc. and rating services such as Morningstar, Inc. Additionally, a Fund or Class of a Fund may compare its performance results to other investment or savings vehicles (such as certificates of deposit) and may refer to results published in various publications such as Changing Times, Forbes, Fortune, Money, Barrons, Business Week and Investor's Daily, Stanger's Mutual Fund Monitor, The Stanger Register, Stanger's Investment Adviser, The Wall Street Journal, The New York Times, Consumer Reports, Registered Representative, Financial Planning, Financial Services Weekly, Financial World, U.S. News and World Report, Standard and Poors The Outlook, and Personal Investor. A Fund may, from time to time, illustrate the benefits of tax deferral by comparing taxable investments to investments made through tax-deferred retirement plans. The total return may also be used to compare the performance of the Fund or the Class of a Fund against certain widely acknowledged outside standards or indices for stock and bond market performance, such as the Standard & Poor's 500 Composite Stock Price Index (the "S&P 500"), Dow Jones Industrial Average, Europe Australia Far East Index
(EAFE), Consumer Price Index, Lehman Brothers Corporate Index and Lehman Brothers T-Bond Index. The S&P 500 is a commonly quoted measure of stock market performance and represents common stocks of companies of varying sizes segmented across 90 different industries which are listed on the New York Stock Exchange, the American Stock Exchange and traded over the NASDAQ National Market System.

   Advertisements, sales literature, and other communications may contain information about the Adviser's current investment strategies and management style. Current strategies and style may change to allow the Trust to respond quickly to changing market and economic conditions. From time to time the Trust may include specific portfolio holdings or industries. To illustrate components of overall performance, the Trust may separate its cumulative and average annual returns into income and capital gains components; or cite separately as a return figure the equity or bond portion of the Trust's portfolio; or compare the Trust's equity or bond return figure to well-known indices of market performance, including but not limited to: the S&P 500 Index, Dow Jones Industrial Average, Russell 2000 Growth Index, Salomon Brothers 90-Day Treasury Bill Index, CS First Boston High Yield Index and Salomon Brothers Corporate Bond and Government Bond Indices.


                               PORTFOLIO TURNOVER

   Each Fund has a different expected annual rate of portfolio turnover, which is calculated by dividing the lesser of purchases or sales of portfolio securities during the fiscal year by the monthly average of the value of the Funds' securities (excluding from the computation all securities, including options, with maturities at the time of acquisition of one year or less). A high rate of portfolio turnover generally involves correspondingly greater brokerage commission expenses, which must be borne directly by the Fund. Turnover rates may vary greatly from year to year as well as within a particular year and may also be affected by cash requirements for redemptions of each Fund's shares and by requirements which enable the Trust to receive certain favorable tax treatment (see "Taxes"). Historical annual rates of portfolio turnover for all Funds except the Money Market Fund (which for this purpose does not calculate a portfolio turnover rate) are set forth in the prospectus, a copy of which must precede or accompany this Statement of Additional Information.

BALANCED FUND
   In the fiscal years ended October 31, 1996 and October 31, 1997, the turnover rates for the equity portion of the Balanced Fund were 170% and 193%, respectively. The turnover rates for the fixed income securities were 229% and 225%, respectively for the same periods.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

   In effecting portfolio transactions for the Trust, the Adviser adheres to the Trust's policy of seeking best execution and price, determined as described below, except to the extent it is permitted to pay higher brokerage commissions for "brokerage and research services" as defined herein. The Adviser may cause the Trust to pay a broker an amount of commission for effecting a securities transaction in excess of the amount of commission which another broker or dealer would have charged for effecting the transaction if the Adviser determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or that any offset of direct expenses of a Fund yields the best net price. As provided in Section 28(e) of the Securities Exchange Act of 1934, "brokerage and research services" include giving advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities; furnishing analyses and reports concerning issuers, industries, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto (such as clearance and settlement). Brokerage and research services provided by brokers to the Trust or to the Adviser are considered to be in addition to and not in lieu of services required to be performed by the Adviser under its contract with the Trust and may benefit both the Trust and other clients of the Adviser. Conversely, brokerage and research services provided by brokers to other clients of the Adviser may benefit the Trust.

   If the securities in which a particular Fund of the Trust invests are traded primarily in the over-the-counter market, where possible the Fund will deal directly with the dealers who make a market in the securities involved unless better prices and execution are available elsewhere. Such dealers usually act as principals for their own account. On occasion, securities may be purchased directly from the issuer. Bonds and money market instruments are generally traded on a net basis and do not normally involve either brokerage commission or transfer taxes. In addition, transactions effected on foreign securities exchanges which do not permit the negotiation of brokerage commissions and where the Adviser would, under the circumstances, seek to obtain best price and execution on orders for the Trust.

   The determination of what may constitute best execution and price in the execution of a securities transaction by a broker involves a number of considerations including, without limitation, the overall direct net economic result to the Trust (involving both price paid or received and any net commissions and other costs paid), the efficiency with which the transaction is effected, the ability to effect the transaction at all where a large block is involved, the availability of the broker to stand ready to execute possibly difficult transactions in the future and the financial strength and stability of the broker. Such considerations are judgmental and are weighed by the Adviser in determining the overall reasonableness of brokerage commissions paid by the Trust. Some portfolio transactions are, subject to the Conduct Rules of the National Association of Securities Dealers, Inc. and subject to obtaining best prices and executions, effected through dealers (excluding Equity Planning) who sell shares of the Trust.

   The Trust has adopted a policy and procedures governing the execution of aggregated advisory client orders ("bunching procedures") in an attempt to lower commission costs on a per-share and per-dollar basis. According to the bunching procedures, the Adviser shall aggregate transactions unless it believes in its sole discretion that such aggregation is inconsistent with its duty to seek best execution (which shall include the duty to seek best price) for the Trust. No advisory account of the Adviser is to be favored over any other account and each account that participates in an aggregated order is expected to participate at the average share price for all transactions of the Adviser in that security on a given business day, with all transaction costs shared pro rata based on the Trust's participation in the transaction. If the aggregated order is filled in its entirety, it shall be allocated among the Adviser's accounts in accordance with the allocation order, and if the order is partially filled, it shall be allocated pro rata based on the allocation order. Notwithstanding the foregoing, the order may be allocated on a basis different from that specified in the allocation order if all accounts of the Adviser whose orders are allocated receive fair and equitable treatment and the reason for such different allocation is explained in writing and is approved in writing by the Adviser's compliance officer as soon as practicable after the opening of the markets on the trading day following the day on which the order is executed. If an aggregated order is partially filled and allocated on a basis different from that specified in the allocation order, no account that is benefited by such different allocation may intentionally and knowingly effect any purchase or sale for a reasonable period following the execution of the aggregated order that would result in it receiving or selling more shares than the amount of shares it would have received or sold had the aggregated order been completely filled. The Trustees will annually review these procedures or as frequently as shall appear appropriate.

   For the fiscal years ended October 31, 1995, 1996 and 1997, brokerage commissions paid by the Trust on portfolio transactions totaled $10,324,000, $9,322,374 and $13,168,358 respectively. Brokerage commissions of $8,318,038 paid during the fiscal year ended October 31, 1997, were paid on portfolio transactions aggregating $8,226,419,731 executed by brokers who provided research and other statistical and factual information. None of such commissions was paid to a broker who was an affiliated person of the Trust or an affiliated person of such a person or, to the knowledge of the Trust, to a broker an affiliated person of which was an affiliated person of the Trust, its adviser or its national distributor.


                             THE INVESTMENT ADVISER

   The offices of the Adviser, Phoenix Investment Counsel, Inc., are located at 56 Prospect Street, Hartford, Connecticut 06115. Philip R. McLoughlin, a Trustee and officer of the Trust, is a director of the Adviser. All other executive officers of the Trust are officers of the Adviser.

   All of the outstanding stock of the Adviser is owned by Phoenix Equity Planning Corporation ("Equity Planning"), a subsidiary of Phoenix Duff & Phelps Corporation. Phoenix Home Life Mutual Insurance Company ("Phoenix Home Life") owns a controlling interest in Phoenix Duff & Phelps Corporation. Phoenix Home Life is in the business of writing ordinary and group life and health insurance and annuities. Equity Planning, the Distributor of the Trust's shares, also performs bookkeeping, pricing, and administrative services for the Trust. (See "The Distributor and Distribution Plans"). Equity Planning is registered as a broker-dealer in fifty states. The principal office of Phoenix Home Life is located at One American Row, Hartford, Connecticut 06115. The principal office of Equity Planning is located at 100 Bright Meadow Blvd., P.O.
Box 2200, Enfield, Connecticut 06083-2200.

   All costs and expenses (other than those specifically referred to as being borne by the Adviser) incurred in the operation of the Trust are borne by the Trust. Each Fund pays expenses incurred in its own operation and also pays a portion of the Trust's general administration expenses allocated on the basis of the asset size of the respective Fund, except where allocation of direct expenses to each Fund or an alternative allocation method can be more fairly made. Such expenses include, but shall not be limited to, all expenses incurred in the operation of the Trust and any public offering of its shares, including, among others, interest, taxes, brokerage fees and commissions, fees of Trustees who are not fulltime employees of the Adviser or any of its affiliates, expenses of Trustees' and shareholders' meetings, including the cost of printing and mailing proxies, expenses of insurance premiums for fidelity and other coverage, expenses of repurchase and redemption of shares, expenses of issue and sale of shares (to the extent not borne by Equity Planning under its agreement with the Trust), expenses of printing and mailing stock certificates representing shares of the Trust, association membership dues, charges of custodians, transfer agents, dividend disbursing agents and financial agents, bookkeeping, auditing, and legal expenses. The Trust will also pay the fees and bear the expense of registering and maintaining the registration of the Trust and its shares with the Securities and Exchange Commission and registering or qualifying its shares under state or other securities laws and the expense of preparing and mailing prospectuses and reports to shareholders.

   The investment advisory agreement provides that the Adviser shall not be liable to the Trust or to any shareholder of the Trust for any error of judgment or mistake of law or for any loss suffered by the Trust or by any shareholder of the Trust in connection with the matters to which the investment advisory agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard on the part of the Adviser in the performance of its duties thereunder.

   As full compensation for the services and facilities furnished to the Trust, the Adviser is entitled to a fee, payable monthly, as described in the Prospectus. There is no assurance that the Trust will reach net asset levels high enough to realize reductions in the rates of the advisory fees.

   The Adviser has agreed to reimburse the Trust for the amount, if any, by which the total operating and management expenses of any Fund (including the Adviser's compensation, but excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) for any fiscal year exceed the level of expenses which such Fund is permitted to bear under the most restrictive expense limitation imposed on mutual funds by any state in which shares of such Fund are then qualified for sale. Present expense limitations, to the knowledge of the Trust, require that the Adviser reimburse the Trust, to the extent of the compensation received by it from the Trust, for the amount, if any, by which total operating and management expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) of any Fund in any fiscal year exceed 2.5% of the first $30,000,000, 2% of the next $70,000,000 and 1.5% of any excess over $100,000,000 of such Fund's average net asset value for such fiscal year. In the event legislation were to be adopted in each state so as to eliminate this restriction, the Trust would take such action necessary to eliminate this expense limitation.

   The Adviser has agreed to assume expenses and reduce the advisory fee for the benefit of the Money Market Fund to the extent that operating expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 0.85% and 1.60% of average daily net asset values for Class A Shares and Class B Shares, respectively. Such reimbursement will be made monthly.

   The agreement continues in force from year to year for all Funds, provided that, with respect to each Fund, the agreement must be approved at least annually by the Trustees or by vote of a majority of the outstanding voting securities of the Funds. In addition, and in either event, the terms of the agreement and any renewal thereof must be approved by the vote of a majority of the Trustees who are not parties to the agreement or interested persons (as that term is defined in the Investment Company Act of 1940) of any such party, cast in person at a meeting called for the purpose of voting on such approval. The agreement will terminate automatically if assigned and may be terminated at any time, without payment of any penalty, either by the Trust or by the Adviser, on sixty (60) days written notice. The investment advisory agreement provides that upon termination of the agreement, or at the request of the Adviser, the Trust will eliminate all reference to Phoenix from its name, and will not thereafter transact business in a name using the word Phoenix.

   For services to the Trust during the fiscal years ended October 31, 1995, 1996, and 1997, the Adviser received fees of $34,684,220, $35,372,083 and
$34,413,328 respectively under the investment advisory agreements in effect. Of these totals, the Adviser received fees from each Fund as follows:


                                  1995             1996               1997
                              -----------       -----------       -----------
Growth Fund                   $14,508,081       $15,914,996       $16,439,785
Aggressive Growth Fund          1,052,902         1,537,430         1,735,384

                                  1995             1996               1997
                              -----------       -----------       -----------
High Yield Fund                 3,336,889         3,366,120         3,713,370
U.S. Government Fund            1,137,873         1,016,243           885,257
Convertible Fund                1,438,064         1,444,901         1,361,661
Balanced Fund                  12,384,575        11,281,357         9,489,765
Money Market Fund                 825,836           811,036           788,106

   For the fiscal years ended October 31, 1995, 1996 and 1997, the Adviser was not reimbursed for any expenses incurred in providing services which would otherwise have been provided at the expense of the Trust.


                                 NET ASSET VALUE

   The net asset value per share of each Fund is determined as of the close of trading of the New York Stock Exchange (the "Exchange") on days when the Exchange is open for trading. The Exchange will be closed on the following observed national holidays: New Year's Day, Martin Luther King Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. Since the Trust does not price securities on weekends or United States national holidays, the net asset value of a Fund's foreign assets may be significantly affected on days when the investor has no access to the Trust. The net asset value per share of a Fund is determined by adding the values of all securities and other assets of the Fund, subtracting liabilities, and dividing by the total number of outstanding shares of the Fund. Assets and liabilities are determined in accordance with generally accepted accounting principles and applicable rules and regulations of the Securities and Exchange Commission. The total liability allocated to a class, plus that class's distribution fee and any other expenses allocated solely to that class, are deducted from the proportionate interest of such class in the assets of the Fund, and the resulting amount of each is divided by the number of shares of that class outstanding to produce the net asset value per share.

   A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary exchange for such security by the Trustees or their delegates. Because of the need to obtain prices as of the close of trading on various exchanges throughout the world, the calculation of net asset value may not take place for any Fund which invests in foreign securities contemporaneously with the determination of the prices of the majority of the portfolio securities of such Fund. All assets and liabilities initially expressed in foreign currency values will be converted into United States dollar values at the mean between the bid and ask quotations of such currencies against United States dollars as last quoted by any recognized dealer. If an event were to occur after the value of an investment was so established but before the net asset value per share was determined, which was likely to materially change the net asset value, then the instrument would be valued using fair value considerations by the Trustees or their delegates. If at any time a Fund has investments where market quotations are not readily available, such investments are valued at the fair value thereof as determined in good faith by the Trustees although the actual calculations may be made by persons acting pursuant to the direction of the Trustees.

MONEY MARKET FUND
   The assets of the Money Market Fund are valued on the basis of amortized cost absent extraordinary or unusual market conditions. Under the amortized cost method of valuation, securities are valued at cost on the date of purchase. Thereafter the value of a security is increased or decreased incrementally each day so that at maturity any purchase discount or premium is fully amortized and the value of the security is equal to its principal amount. Due to fluctuations in interest rates, the amortized cost value of the Money Market Fund securities may at times be more or less than their market value. By using amortized cost valuation, the Money Market Fund seeks to maintain a constant net asset value of $1.00 per share despite minor shifts in the market value of its portfolio securities.

   The yield on a shareholder's investment may be more or less than that which would be recognized if the Fund's net asset value per share was not constant and was permitted to fluctuate with the market value of the Fund's portfolio securities. However, as a result of the following procedures, it is believed that any difference will normally be minimal. The deviation is monitored periodically by comparing the Fund's net asset value per share as determined by using available market quotations with its net asset value per share as determined through the use of the amortized cost method of valuation. The Adviser makes such comparisons at least weekly and will advise the Trustees promptly in the event of any significant deviation. If the deviation exceeds 1/2 of l%, the Trustees will consider what action, if any, should be initiated to provide fair valuation of the Fund's portfolio securities and prevent material dilution or other unfair results to shareholders. Such action may include redemption of shares in kind, selling portfolio securities prior to maturity, withholding dividends or utilizing a net asset value per share as determined by using available market quotations. Furthermore, the assets of the Fund will not be invested in any security with a maturity of greater than 397 days, and the average weighted maturity of its portfolio will not exceed 90 days. Portfolio investments will be limited to U.S. dollar-denominated securities which present minimal credit risks and are of high quality as determined either by a major rating service or, if not rated, by the Trustees.

                                HOW TO BUY SHARES

   The minimum initial investment is $500 and the minimum subsequent investment is $25. However, both the minimum initial and subsequent investment amounts are $25 for investments pursuant to the "Investo-Matic" plan, a bank draft investing program administered by the Distributor, or pursuant to the Systematic Exchange privilege or for an individual retirement account (IRA). In addition, there are no subsequent investment minimum amounts in connection with the reinvestment of dividend or capital gain distributions. Completed applications for the purchase of shares should be mailed to: Phoenix Funds, c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.


                        ALTERNATIVE PURCHASE ARRANGEMENTS

   Shares may be purchased from investment dealers at a price equal to their net asset value per share, plus a sales charge which (except Class A Shares of the Money Market Fund), at the election of the purchaser, may be imposed either (i) at the time of the purchase (the "initial sales charge alternative") or (ii) on a contingent deferred basis (the "deferred sales charge alternative"). Orders received by dealers prior to the close of trading on the New York Stock Exchange are confirmed at the offering price effective at that time, provided the order is received by the Distributor prior to its close of business.

   The alternative purchase arrangements permit an investor to choose the method of purchasing shares that is more beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, whether the investor wishes to receive distributions in cash or to reinvest them in additional shares of the Funds, and other circumstances. Investors should consider whether, during the anticipated life of their investment in the Fund, the accumulated continuing distribution services fee and contingent deferred sales charges on Class B or C Shares would be less than the initial sales charge and accumulated distribution services fee on Class A or M Shares purchased at the same time. Note, only the High Yield Fund offers Class C and Class M Shares.

   Dividends paid by the Fund, if any, with respect to each Class of Shares will be calculated in the same manner at the same time on the same day, except that fees such as higher distribution services fee and any incremental transfer agency costs relating to each Class of Shares will be borne exclusively by that class. See "Dividends, Distributions and Taxes."

CLASS A SHARES
   Class A Shares incur a sales charge when they are purchased and enjoy the benefit of not being subject to any sales charge when they are redeemed. Class A Shares are subject to an ongoing distribution services fee at an annual rate of 0.25% of the Fund's aggregate average daily net assets attributable to the Class A Shares. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges. See the Funds' current Prospectus for additional information.

CLASS B SHARES
   Class B Shares do not incur a sales charge when they are purchased, but they are subject to a sales charge if they are redeemed within five years of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. See the Funds' current Prospectus for additional information.

   Class B Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to the Class B Shares. Class B Shares enjoy the benefit of permitting all of the investor's dollars to work from the time the investment is made. The higher ongoing distribution and services fee paid by Class B Shares will cause such shares to have a higher expense ratio and to pay lower dividends, to the extent any dividends are paid, than those related to Class A Shares. Class B Shares will automatically convert to Class A Shares eight years after the end of the calendar month in which the shareholder's order to purchase was accepted, in the circumstances and subject to the qualifications described in the Funds' Prospectus. The purpose of the conversion feature is to relieve the holders of the Class B Shares that have been outstanding for a period of time sufficient for the adviser and the Distributor to have been compensated for distribution expenses related to the Class B Shares from most of the burden of such distribution related expenses.

   Class B Shares include all shares purchased pursuant to the deferred sales charge alternative which have been outstanding for less than the period ending eight years after the end of the month in which the shares were issued. At the end of this period, Class B Shares will automatically convert to Class A Shares and will no longer be subject to the higher distribution and services fee. Such conversion will be on the basis of the relative net asset value of the two classes without the imposition of any sales load, fee or other charge.

   For purposes of conversion to Class A Shares purchased through the reinvestment of dividends and distributions paid in respect of Class B Shares in a shareholder's Fund account will be considered to be held in a separate sub-account. Each time any Class

B Shares in the shareholder's Fund account (other than those in the sub-account) convert to Class A, an equal pro rata portion of the Class B Share dividends in the sub-account will also convert to Class A Shares.

CLASS C SHARES--HIGH YIELD FUND ONLY
   Class C Shares are purchased without an initial sales charge but are subject to a deferred sales charge if redeemed within one year of purchase. The deferred sales charge may be waived in connection with certain qualifying redemptions. Shares issued in conjunction with the automatic reinvestment of income distributions and capital gain distributions are not subject to any sales charges. Class C Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 1.00% of the Fund's aggregate average daily net assets attributable to Class C Shares. See the Funds' current Prospectus for more information.

CLASS M SHARES--HIGH YIELD FUND ONLY
   Class M Shares incur a sales charge at the time of purchase but are not subject to any sales charge when redeemed. Certain purchases of Class M Shares may qualify for reduced initial sales charges as described in the Funds' Prospectus. Class M Shares are subject to an ongoing distribution and services fee at an aggregate annual rate of up to 0.50% of the Fund's aggregate average daily net assets attributable to Class M Shares.

PURCHASES OF SHARES OF THE MONEY MARKET FUND
   The minimum initial investment and the minimum subsequent investment for the purchase of shares of the Money Market Fund is set forth in the Prospectus. Shares of the Money Market Fund are sold through registered representatives of Equity Planning or through brokers or dealers with whom Equity Planning has sales agreements. (See "Distribution Plans"). Initial purchases of shares may also be made by mail by completing an application and mailing it directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. Subsequent purchases should be sent to State Street Bank and Trust Company. An investment is accepted when funds are credited to the purchaser. Investments are credited not later than the second business day after receipt by the Trust of checks drawn on U.S. banks payable in U.S. funds. Shares purchased begin earning dividends the day after funds are credited. Certified checks are not necessary.


                            INVESTOR ACCOUNT SERVICES

   The Funds offer combination purchase privileges, letters of intent, accumulation plans, withdrawal plans and reinvestment and exchange privileges as described in the Funds' current Prospectus. Certain privileges may not be available in connection with all classes. In most cases, changes to account services may be accomplished over the phone. Inquiries regarding policies and procedures relating to shareholder account services should be directed to Shareholder Services at (800) 243-1574.

   EXCHANGES. Under certain circumstances, shares of any Phoenix Fund (except Class A Shares of the Money Market Fund) may be exchanged for shares of the same Class of another Phoenix Fund or any other Affiliated Phoenix Fund on the basis of the relative net asset values per share at the time of the exchange. Exchanges are subject to the minimum initial investment requirement of the designated Fund, Series, or Portfolio, except if made in connection with the Systematic Exchange privilege. Shareholders may exchange shares held in book-entry form for an equivalent number (value) of the same class of shares of any other Phoenix Fund, if currently offered. On exchanges with share classes that carry a contingent deferred sales charge, the CDSC schedule of the original shares purchased continues to apply. The exchange of shares is treated as a sale and purchase for federal income tax purposes (see also "Dividends, Distributions and Taxes").

   SYSTEMATIC EXCHANGES. If the conditions above have been met, you or your broker may, by telephone or written notice, elect to have shares exchanged for the same class of shares of another Phoenix Fund or any other Affiliated Phoenix Fund automatically on a monthly, quarterly, semi-annual or annual basis or may cancel this privilege at any time. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that shares be automatically exchanged at predetermined intervals for shares of the same class of another Phoenix Fund. This requirement does not apply to Phoenix "Self Security" program participants. Systematic exchanges will be executed upon the close of business on the 10th day of each month or the next succeeding business day. Systematic exchange forms are available from the Distributor. Exchanges will be based upon each Fund's net asset value per share next computed after the close of business on the 10th day of each month (or next succeeding business day), without sales charge.

   DIVIDEND REINVESTMENT ACROSS ACCOUNTS. If you maintain an account balance of at least $5,000, or $2,000 for tax qualified retirement benefit plans (calculated on the basis of the net asset value of the shares held in a single account), you may direct that any dividends and distributions paid with respect to shares in that account be automatically reinvested in a single account of one of the other Phoenix Funds or any other Affiliated Phoenix Fund at net asset value. You should obtain a current prospectus and consider the objectives and policies of each Fund carefully before directing dividends and distributions to another Fund. Reinvestment election forms and prospectuses are available from Equity Planning. Distributions may also be mailed to a second payee and/or address. Requests for directing distributions to an alternate payee must be made in writing with a signature guarantee of the registered owner(s). To be effective with respect to a particular dividend or distribution, notification of the new distribution option must be received by the Transfer Agent at least three days prior to the record date of such dividend or distribution. If all shares in your account are repurchased or redeemed or transferred between the record date and the payment date of a dividend or distribution, you will receive cash for the dividend or distribution regardless of the distribution option selected.

   INVEST-BY-PHONE. This expedited investment service allows a shareholder to make an investment in an account by requesting a transfer of funds from the balance of their bank account. Once a request is phoned in, Equity Planning will initiate the transaction by wiring a request for monies to the shareholder's commercial bank, savings bank or credit union via Automated Clearing House
(ACH). The shareholder's bank, which must be an ACH member, will in turn forward the monies to Equity Planning for credit to the shareholder's account. ACH is a computer based clearing and settlement operation established for the exchange of electronic transactions among participating depository institutions.

   To establish this service, please complete an Invest-by-Phone Application and attach a voided check if applicable. Upon Equity Planning's acceptance of the authorization form (usually within two weeks) shareholders may call toll free
(800) 367-5877 prior to 3:00 p.m. (New York time) to place their purchase request. Instructions as to the account number and amount to be invested must be communicated to Equity Planning. Equity Planning will then contact the shareholder's bank via ACH with appropriate instructions. The purchase is normally credited to the shareholder's account the day following receipt of the verbal instructions. This service may also be used to request redemption of shares of the Money Market Fund, the proceeds of which are transferred to the shareholder's bank the second day following receipt of the verbal request. The Trust may delay the mailing of a check for redemption proceeds of Trust shares purchased with a check or via Invest-by-Phone service until the Trust has assured itself that good payment has been collected for the purchase of the shares, which may take up to 15 days.

   The Trust and Equity Planning reserve the right to modify or terminate the Invest-by-Phone service for any reason or to institute charges for maintaining an Invest-by-Phone account.


                              HOW TO REDEEM SHARES

   Under the 1940 Act, payment for shares redeemed must ordinarily be made within seven days after tender. The right to redeem shares may be suspended and payment therefor postponed during periods when the New York Stock Exchange is closed, other than customary weekend and holiday closings, or if permitted by rules of the Securities and Exchange Commission, during periods when trading on the Exchange is restricted or during any emergency which makes it impracticable for the Trust to dispose of its securities or to determine fairly the value of its net assets or during any other period permitted by order of the Securities and Exchange Commission for the protection of investors. Furthermore, the Transfer Agent will not mail redemption proceeds until checks received for shares purchased have cleared, which may take up to 15 days or more after receipt of the check. See the Funds' current Prospectus for further information.

   The Trust has authorized one or more brokers to accept on its behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Trust's behalf. The Trust will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker's authorized designee, accepts the order. Customer orders will be priced at the Funds' net asset values next computed after they are accepted by an authorized broker or the broker's authorized designee.

   Redemptions by Class B and Class C shareholders will be subject to the applicable deferred sales charge, if any.

   Each shareholder account in the Funds which has been in existence for at least one year and has a value of less than $200 may be redeemed upon the giving of not less than 30 days written notice to the shareholder mailed to the address of record. During the 60 day period the shareholder has the right to add to the account to bring its value to $200 or more. See the Funds' current Prospectus for more information.

BY MAIL
   Shareholders may redeem shares by making written request, executed in the full name of the account, directly to Phoenix Funds c/o State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. However, when certificates for shares are in the possession of the shareholder, they must be mailed or presented, duly endorsed in the full name of the account, with a written request to Equity Planning that the Trust redeem the shares. See the Funds' current Prospectus for more information.

TELEPHONE REDEMPTIONS
   Shareholders who do not have certificated shares may redeem up to $50,000 worth of their shares by telephone. See the Funds' current Prospectus for additional information.

BY CHECK (U.S. GOVERNMENT SECURITIES FUND, HIGH YIELD FUND AND MONEY MARKET FUND ONLY)
   Any shareholder of these Funds may elect to redeem shares held in his Open Account by check. Checks will be sent to an investor upon receipt by Equity Planning of a completed application and signature card (attached to the application). If the signature card accompanies an individual's initial account application, the signature guarantee section of the form may be disregarded. However, the Trust reserves the right to require that all signatures be guaranteed prior to the establishment of a check writing service account. When an authorization form is submitted after receipt of the initial account application, all signatures must be guaranteed regardless of account value.

   Checks may be drawn payable to any person in an amount of not less than $500, provided that immediately after the payment of the redemption proceeds the balance in the shareholder's Open Account is $500 or more.

   When a check is presented to Equity Planning for payment, a sufficient number of full and fractional shares in the shareholder's Open Account will be redeemed to cover the amount of the check. The number of shares to be redeemed will be determined on the date the check is received by the Transfer Agent. Presently there is no charge to the shareholder for the check writing service, but this may be changed or modified in the future upon two weeks written notice to shareholders. Checks drawn from Class B and Class C accounts are subject to the applicable deferred sales charge, if any.

   The checkwriting procedure for redemption enables a shareholder to receive income accruing on the shares to be redeemed until such time as the check is presented to Equity Planning for payment. Inasmuch as canceled checks are returned to shareholders monthly, no confirmation statement is issued at the time of redemption.

   Shareholders utilizing withdrawal checks will be subject to Equity Planning's rules governing checking accounts. A shareholder should make sure that there are sufficient shares in his Open Account to cover the amount of any check drawn. If insufficient shares are in the account and the check is presented to Equity Planning on a banking day on which the Trust does not redeem shares (for example, a day on which the New York Stock Exchange is closed), or if the check is presented against redemption proceeds of an investment made by check which has not been in the account for at least fifteen calendar days, the check may be returned marked "Non-sufficient Funds" and no shares will be redeemed. A shareholder may not close his account by a withdrawal check because the exact value of the account will not be known until after the check is received by Equity Planning.

REINVESTMENT PRIVILEGE
   Shareholders who may have overlooked features of their investment at the time they redeemed have a privilege of reinvestment of their investment at net asset value. See the Funds' current Prospectus for more information and conditions attached to this privilege.


                         TAX-SHELTERED RETIREMENT PLANS

   Shares of the Trust are offered in connection with the following qualified prototype retirement plans: IRA, Rollover IRA, SEP-IRA, Profit-Sharing and Money Purchase Pension Plans which can be adopted by self-employed persons ("Keogh") and by corporations, and 403(b) Retirement Plans. Write or call Equity Planning
(800) 243-4361 for further information about the plans.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

   As stated in the Prospectus, it will be the policy of the Trust and of each Fund that each comply with provisions of the Internal Revenue Code (the "Code") relieving investment companies which distribute substantially all of their net income from Federal income tax on the amounts distributed.

   The Federal tax laws also impose a four percent nondeductible excise tax on each regulated investment company with respect to an amount, if any, by which such company does not meet distribution requirements specified in such tax laws. The Trust intends that each Fund will comply with such distribution requirements and thus does not expect to incur the four percent nondeductible excise tax.

   As stated in the Prospectus, the Trust believes that each of its Funds will be treated as a single entity. Prior to November 1, 1986, the Trust was treated as a single entity.

   To qualify for treatment as a regulated investment company ("RIC") each Fund must, among other things: (a) derive in each taxable year at least 90% of its gross income from dividends, interest and gains from the sale or other disposition of securities; and (b) meet certain diversification requirements imposed under the Code at the end of each quarter of the taxable year. Under certain state tax laws, each Fund must also comply with the "short-short" test to qualify for treatment as a RIC for state tax purposes. Under the "short-short" test the Fund must derive less than 30% of its gross income each taxable year as gains (without deduction for losses) from the sale or other disposition of securities for less than three months. If in any taxable year each Fund does not qualify as a regulated investment company, all of its taxable income will be taxed at corporate rates. In addition, if in any tax year the Fund does not qualify as a RIC for state tax purposes a capital gain dividend may not retain its character in the hands of the shareholder for state tax purposes.

   Income dividends and short-term capital gains distributions, whether received in shares or in cash, are treated by shareholders as ordinary income for Federal income tax purposes. Prior to January 1, 1987, income dividends were eligible for the dividends received exclusion of $100 ($200 for a joint return) available to individuals and the 85% dividends received deduction available to corporate shareholders, subject, in either case, to reduction, for various reasons, including the fact that dividends received from domestic corporations in any year were less than 95% of the distributing Fund's gross income, in the case of individual distributees, or 100% of the distributing Fund's gross income, in the case of corporate distributees. Any income dividends received after December 31, 1987 do not qualify for dividend exclusion on an individual tax return but corporate shareholders are eligible for a 70% dividends received deduction (80% in the case of a 20% shareholder) subject to a reduction for various reasons including the fact that dividends received from domestic corporations in any year are less than 100% of the distributing Fund's gross income. Gross income includes the excess of net short-term capital gains over net long-term capital losses.

   Distributions which are designated by the Trust as long-term capital gains, whether received in shares or in cash, are taxable to shareholders as long-term capital gains (regardless of how long such person has been a shareholder) and are not eligible for the dividends received exclusion. Any loss from the sale of shares held for six months or less will be treated as long-term capital loss to the extent of any capital gain distributions paid with respect to such shares.

   Individuals are entitled to deduct "miscellaneous itemized deductions" specified in the Code only to the extent they exceed two percent of the individuals' "adjusted gross income." Effective January 1, 1988, included within the miscellaneous itemized deductions subject to the two percent "floor" are indirect deductions through certain pass-through entities such as the Funds. The Secretary of the Treasury is authorized to prescribe regulations relating to the manner in which the floor will be applied with respect to indirect deductions and to the manner in which pass-through entities such as the Funds will report such amounts to the individual shareholders. Individual shareholders are advised that, pursuant to these rules, they may be required to report as income amounts in excess of actual distributions made to them.

   The Trust is required to withhold for income taxes, 31% of dividends, distributions and redemption payments, if any of the following circumstances exist: i) a shareholder fails to provide the Trust with a correct taxpayer identification number ("TIN"); ii) the Trust is notified by the Internal Revenue Service that the shareholder furnished an incorrect TIN; or iii) the Trust is notified by the Internal Revenue Service that withholding is required because the shareholder failed to report the receipt of dividends or interest from other sources. Withholding may also be required for accounts with respect to which a shareholder fails to certify that i) the TIN provided is correct and ii) the shareholder is not subject to such withholding. However, withholding will not be required from certain exempt entities nor those shareholders complying with the procedures as set forth by the Internal Revenue Service. A shareholder is required to provide the Trust with a correct TIN. The Trust in turn is required to report correct taxpayer identification numbers when filing all tax forms with the Internal Revenue Service. Should the IRS levy a penalty on the Trust for reporting an incorrect TIN and that TIN was provided by the shareholder, the Trust will pass the penalty onto the shareholder.

   Dividends paid by a Fund from net investment income and net realized short-term capital gains to a shareholder who is a nonresident alien individual, a foreign trust or estate, a foreign corporation or a foreign partnership (a "foreign shareholder") will be subject to United States withholding tax at a rate of 30% unless a reduced rate of withholding or a withholding exemption is provided under applicable treaty law. Foreign shareholders are urged to consult their own tax advisors concerning the applicability of the United States withholding tax and any foreign taxes.

   The discussion of "Dividends, Distributions and Taxes" in the Prospectus, in conjunction with the foregoing, is a general and abbreviated summary of applicable provisions of the Code and Treasury regulations now in effect as currently interpreted by the courts and the Internal Revenue Service. The Code and these Regulations, as well as the current interpretations thereof, may be changed at any time by legislative, judicial, or administrative action.

   Shareholders ordinarily will also be subject to state income taxes on the dividends and distributions they receive from each Fund. Shareholders are urged to consult counsel or other competent tax advisers regarding specific questions as to Federal, state or local taxes.


                     THE DISTRIBUTOR AND DISTRIBUTION PLANS

   Phoenix Equity Planning Corporation ("Equity Planning"), which has undertaken to use its best efforts to find purchasers for shares of the Trust, serves as the national distributor of the Trust's shares. Shares of each Fund are offered on a continuous basis. Pursuant to distribution agreements for each class of shares or distribution method, the Distributor will purchase shares of the Trust for resale to the public, either directly or through securities dealers or agents, and is obligated to purchase only those shares for which it has received purchase orders. Equity Planning may also sell Trust shares pursuant to sales agreements entered into with bank-affiliated securities brokers who, acting as agent for their customers, place orders for Trust shares with Equity Planning. Although the Glass-Steagall Act prohibits banks and bank affiliates from engaging in the business of underwriting, distributing or selling securities (including mutual fund shares), banking regulators have not indicated that such institutions are prohibited from purchasing mutual fund shares upon the order and for the account of their customers. In addition, state securities laws on this issue may differ from the interpretations of federal law and banks and financial institutions may be required to register as dealers pursuant to state law. If, because of changes in law or regulations, or because of new interpretations of existing law, it is determined that agency transactions of bank-affiliated securities brokers are not permitted, the Trustees will consider what action, if any, is appropriate. It is not anticipated that termination of sales agreements with bank-affiliated securities brokers would result in a loss to their customers or a change in the net asset value per share of a Fund.

   For the fiscal years ended October 31, 1995, 1996, and 1997, Equity Planning's gross commissions on sales of Trust shares totaled $6,774,491, $6,512,356 and $5,398,731, respectively. Of these gross selling commissions, $856,873, $912,483 and $1,156,623, respectively, were allowed to Equity Planning as dealer.

   Equity Planning also acts as administrative agent of the Trust and as such performs administrative, bookkeeping and pricing functions for the Trust. As compensation for such services, Equity Planning is entitled to a fee, payable monthly and based upon the average of the aggregate daily net asset values of each Fund, at the following incremental annual rates:

     First $100 million                              .05% plus a minimum fee
     $100 million to $300 million                    .04%
     $300 million through $500 million               .03%
     Greater than $500 million                       .015%

A minimum fee applies to each Fund as follows:

     Money Market Fund                               $35,000
     Aggressive Growth Fund                          $50,000
     Growth Fund                                     $50,000
     Balanced Fund                                   $60,000
     Convertible Fund                                $60,000
     High Yield Fund                                 $70,000
     U.S. Government Securities Fund                 $70,000

   In addition, Equity Planning is paid $12,000 for each class of shares of each Fund beyond one. For its services during the Trust's fiscal year ended October 31, 1997, Equity Planning received $1,567,552.

DISTRIBUTION PLANS
   The Funds have adopted separate amended and restated distribution plans under Rule 12b-1 of the 1940 Act for each class of shares of the Funds other than Class A Shares of the Money Market Fund (the "Class A Plan," the "Class B Plan," the "Class C Plan," the "Class M Plan" and collectively the "Plans"). The Plans permit the Funds to reimburse the Distributor for expenses incurred in connection with activities intended to promote the sale of shares of each class of shares of the Funds.


   Pursuant to the Class B Plan, each Fund may reimburse the Distributor monthly for actual expense of the Distributor up to 0.75% (0.50% for the Money Market
Fund) of the average daily net assets of the Class B Shares of such Fund. Under the Class C and Class M Plans, each Fund may reimburse the Distributor monthly for actual expenses of the Distributor up to 0.75% and 0.25% of the average daily net assets of the Fund's Class C and Class M Shares, respectively. Expenditures under the Plans shall consist of: (i) commissions to sales personnel for selling shares of the Funds; (ii) compensation, sales incentives and payments to sales, marketing and service personnel; (iii) payments to broker-dealers and other financial institutions which have entered into agreements with the Distributor in the form of the Dealer Agreement for Phoenix Funds for services rendered in connection with the sale and distribution of shares of the Funds; (iv) payment of expenses incurred in sales and promotional activities, including advertising expenditures related to the Funds; (v) the costs of preparing and distributing promotional materials; (vi) the cost of printing the Funds' Prospectus and Statement of Additional Information for distribution to potential investors; and (vii) such other similar services that the Trustees of the Funds determine are reasonably calculated to result in the sale of shares of the Funds. In addition, the Funds will pay the Distributor 0.25% annually of the average daily net assets of the Funds' shares for providing services to the shareholders, including assistance in connection with inquiries related to shareholder accounts (the "Service Fee").


   Each Plan requires that at least quarterly the Trustees of the Trust review a written report with respect to the amounts expended under the Plan and the purposes for which such expenditures were made. While each Plan is in effect, the Trust will be required to commit the selection and nomination of candidates for Trustees who are not interested persons of the Trust to the discretion of other Trustees who are not interested persons. Each Plan continues in effect from year to year only provided such continuance is approved annually in advance by votes of the majority of both (a) the Board of Trustees of the Trust and (b) the Rule 12b-1 Trustees, cast in person at a meeting called for the purpose of voting on the Plan and any agreements related to each Plan. No interested person of the Trust and no Trustee who is not an interested person of the Trust, as that term is defined in the Investment Company Act of 1940, has any direct or indirect financial interest in the operation of the Plans.


   For the fiscal year ended October 31, 1997, the Funds paid Rule l2b-l Fees in the amount of $14,979,097, of which the principal underwriter received $3,044,353, W.S. Griffith & Co., Inc., an affiliate received $1,358,415 and unaffiliated broker-dealers received $10,576,329. Distributor expenses under the Plans consisted of: (1) advertising ($1,202,861); (2) printing and mailing of prospectuses to other than current shareholders ($48,128); (3) compensation to dealers ($14,234,376); (4) compensation to sales personnel ($2,292,849); (5) service costs ($815,113) and (6) other ($455,735).

                             MANAGEMENT OF THE TRUST

   The trustees and executive officers of the Trust and their principal occupations for at least the last five years are set forth below. Unless otherwise noted, the address of each executive officer and trustee is 56 Prospect Street, Hartford, Connecticut 06115-0480.




                                      POSITION(S) WITH                              PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                    THE TRUST                                  DURING PAST FIVE YEARS
---------------------                    ---------                                  ----------------------
Robert Chesek (63)                     Trustee              Trustee/Director (1981-present) and Chairman (1989-1994), Phoenix
49 Old Post Road                                            Funds. Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff &
Wethersfield, CT 06109                                      Phelps Institutional Mutual Funds (1996-present). Vice President,
                                                            Common Stock, Phoenix Home Life Mutual Insurance Company
                                                            (1980-1994). Director/Trustee, the National Affiliated Investment
                                                            Companies (until 1993).

E. Virgil Conway (68)                  Trustee              Chairman, Metropolitan Transportation Authority (1992-present).
Rittenhouse Road                                            Trustee/Director, Consolidated Edison Company of New York, Inc.
Bronxville, NY 10708                                        (1970-present), Pace University (1978-present), Atlantic Mutual
                                                            Insurance Company (1974-present), HRE Properties (1989-present),
                                                            Greater New York Councils, Boy Scouts of America (1985-present),
                                                            Union Pacific Corp. (1978-present), Blackrock Freddie Mac
                                                            Mortgage Securities Fund (Advisory Director) (1990-present),
                                                            Centennial Insurance Company (1974-present), Josiah Macy, Jr.,
                                                            Foundation (1975-present), The Harlem Youth Development
                                                            Foundation (1987-present), Accuhealth (1994-present), Trism, Inc.
                                                            (1994-present), Realty Foundation of New York (1972-present), New
                                                            York Housing Partnership Development Corp. (Chairman)
                                                            (1981-present) and Fund Directions (Advisory Director)
                                                            (1993-present). Director/Trustee, Phoenix Funds (1993-present).
                                                            Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
                                                            Institutional Mutual Funds (1996-present). Director, Duff &
                                                            Phelps Utilities Tax-Free Income Inc. and Duff & Phelps Utility
                                                            and Corporate Bond Trust Inc. (1995-present). Chairman, Audit
                                                            Committee of the City of New York (1981-1996). Advisory Director,
                                                            Blackrock Fannie Mae Mortgage Securities Fund (1989-1996).
                                                            Chairman, Financial Accounting Standards Advisory Council
                                                            (1992-1995). Director/Trustee, the National Affiliated Investment
                                                            Companies (until 1993).

Harry Dalzell-Payne (68)               Trustee              Director/Trustee, Phoenix Funds (1983-present). Trustee,
330 East 39th Street                                        Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Apartment 29G                                               Institutional Mutual Funds (1996-present). Director, Duff &
New York, NY 10016                                          Phelps Utilities Tax-Free Income Inc. and Duff & Phelps Utility and
                                                            Corporate Bond Trust Inc. (1995-present). Director, Farragut Mortgage
                                                            Co., Inc. (1991-1994). Director/Trustee, the National Affiliated
                                                            Investment Companies (1983-1993). Formerly a Major General of the
                                  British Army.

*Francis E. Jeffries (67)              Trustee              Director/Trustee, Phoenix Funds (1995-present). Trustee,
  6585 Nicholas Blvd.                                       Phoenix-Aberdeen Series Inc. and Phoenix Duff & Phelps
  Apt. 1601                                                 Institutional Mutual Funds (1996-present). Director, Duff &
  Naples, FL 33963                                          Phelps Utilities Income Inc. (1987-present), Duff & Phelps
                                                            Utilities Tax-Free Income Inc. (1991-present) and Duff & Phelps
                                                            Utility and Corporate Bond Trust Inc. (1993-present). Director,
                                                            The Empire District Electric Company (1984-present). Director
                                                            (1989-1997), Chairman of the Board (1993- 1997), President
                                                            (1989-1993), and Chief Executive Officer (1989- 1995), Phoenix
                                                            Duff & Phelps Corporation.


                                       20








                                      POSITION(S) WITH                              PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                    THE TRUST                                  DURING PAST FIVE YEARS
---------------------                    ---------                                  ----------------------

Leroy Keith, Jr. (58)                 Trustee               Chairman and Chief Executive Officer, Carson Products Company
Chairman and Chief                                          (1995-present). Director/Trustee, Phoenix Funds (1980-present).
Executive Officer                                           Trustee, Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Carson Product Company                                      Institutional Mutual Funds (1996-present). Director, Equifax
64 Ross Road                                                Corp. (1991-present) and Keystone International Fund, Inc.
Savannah, GA 30750                                          (1989-present). Trustee, Keystone Liquid Trust, Keystone Tax
                                                            Exempt Trust, Keystone Tax Free Fund, Master Reserves Tax Free
                                                            Trust, and Master Reserves Trust. President, Morehouse College
                                                            (1987-1994). Chairman and Chief Executive Officer, Keith Ventures
                                                            (1992-1994). Director/Trustee, the National Affiliated Investment
                                                            Companies (until 1993). Director, Blue Cross/Blue Shield
                                                            (1989-1993) and First Union Bank of Georgia (1989-1993).

*Philip R. McLoughlin (51)            Trustee and           Chairman (1997-present), Vice Chairman (1995-1997) and
                                      President             Chief Executive Officer (1995-present), Phoenix Duff & Phelps
                                                            Corporation. Director (1994-present) and Executive Vice President,
                                                            Investments (1988-present), Phoenix Home Life Mutual Insurance
                                                            Company. Director/Trustee and President, Phoenix Funds
                                                            (1989-present). Trustee and President, Phoenix-Aberdeen Series Fund
                                                            and Phoenix Duff & Phelps Institutional Mutual Funds
                                                            (1996-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                            Inc. (1995-present) and Duff & Phelps Utility and Corporate Bond
                                                            Trust Inc. (1995-present). Director (1983-present) and Chairman
                                                            (1995-present), Phoenix Investment Counsel, Inc. Director
                                                            (1984-present) and President (1990-present), Phoenix Equity
                                                            Planning Corporation. Director (1993-present), Chairman
                                                            (1993-present) and Chief Executive Officer (1993-1995), National
                                                            Securities & Research Corporation. Director, Phoenix Realty Group,
                                                            Inc. (1994-present), Phoenix Realty Advisors, Inc. (1987-present),
                                                            Phoenix Realty Investors, Inc. (1994-present), Phoenix Realty
                                                            Securities, Inc. (1994-present), PXRE Corporation (Delaware)
                                                            (1985-present), and World Trust Fund (1991-present). Director and
                                                            Executive Vice President, Phoenix Life and Annuity Company
                                                            (1996-present). Director and Executive Vice President, PHL Variable
                                                            Insurance Company (1995-present). Director, Phoenix Charter Oak
                                                            Trust Company (1996-present). Director and Vice President, PM
                                                            Holdings, Inc. (1985-present). Director and President, Phoenix
                                                            Securities Group, Inc. (1993-1995). Director (1992-present) and
                                                            President (1992-1994), W.S. Griffith & Co., Inc. Director
                                                            (1992-present) and President (1992-1994), Townsend Financial
                                                            Advisers, Inc. Director/Trustee, the National Affiliated Investment
                                                            Companies (until 1993).

Everett L. Morris (69)                Trustee               Vice President, W.H. Reaves and Company (1993-present). Director/
164 Laird Road                                              Trustee, Phoenix Funds (1995-present). Trustee, Phoenix-Aberdeen
Colts Neck, NJ 07722                                        Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                            (1996-present). Director, Duff & Phelps Utilities Tax-Free Income
                                                            Inc. (1991-present) and Duff & Phelps Utility and Corporate Bond
                                                            Trust Inc. (1993-present). Director, Public Service Enterprise
                                                            Group, Incorporated (1986-1993). President and Chief Operating
                                                            Officer, Enterprise Diversified Holdings, Incorporated
                                                            (1989-1993).



                                       21








                                      POSITION(S) WITH                              PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                    THE TRUST                                  DURING PAST FIVE YEARS
---------------------                    ---------                                  ----------------------

*James M. Oates (51)                  Trustee               Chairman, IBEX Capital Markets LLC (1997-present). Managing
 Managing Director                                          Director, Wydown Group (1994-present). Director, Phoenix Duff &
 The Wydown Group                                           Phelps Corporation (1995-present). Director/Trustee, Phoenix
 IBEX Capital Markets LLC                                   Funds (1987-present). Trustee, Phoenix-Aberdeen Series Fund and
 60 State Street                                            Phoenix Duff & Phelps Institutional Mutual Funds (1996-present).
 Suite 950                                                  Director, Govett Worldwide Opportunity Funds, Inc.
 Boston, MA 02109                                           (1991-present), Blue Cross and Blue Shield of New Hampshire
                                                            (1994-present), Investors Financial Service Corporation
                                                            (1995-present), Investors Bank & Trust Corporation
                                                            (1995-present), Plymouth Rubber Co. (1995-present) and Stifel
                                                            Financial (1996-present). Member, Chief Executives Organization
                                                            (1996-present). Director (1984-1994), President (1984-1994) and
                                                            Chief Executive Officer (1986-1994), Neworld Bank.
                                                            Director/Trustee, the National Affiliated Investment Companies
                                                            (until 1993).

*Calvin J. Pedersen (55)              Trustee               Director (1986-present), President (1993-present) and Executive
 Phoenix Duff & Phelps                                      Vice President (1992-1993), Phoenix Duff & Phelps Corporation.
 Corporation                                                Director/Trustee, Phoenix Funds (1995-present). Trustee,
 55 East Monroe Street                                      Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
 Suite 3600                                                 Institutional Mutual Funds (1996-present). President and Chief
 Chicago, IL 60603                                          Executive Officer, Duff & Phelps Utilities Tax-Free Income Inc.
                                                            (1995-present), Duff & Phelps Utilities Income Inc.
                                                            (1994-present) and Duff & Phelps Utility and Corporate Bond Trust
                                                            Inc. (1995-present).

Herbert Roth, Jr. (69)                Trustee               Director/Trustee, Phoenix Funds (1980-present). Trustee,
134 Lake Street                                             Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
P.O. Box 909                                                Institutional Mutual Funds (1996-present). Director, Boston
Sherborn, MA 01770                                          Edison Company (1978-present), Phoenix Home Life Mutual Insurance
                                                            Company (1972-present), Landauer, Inc. (medical services)
                                                            (1970-present), Tech Ops./Sevcon, Inc. (electronic controllers)
                                                            (1987-present), and Mark IV Industries (diversified manufacturer)
                                                            (1985-present). Director, Key Energy Group (oil rig service)
                                                            (1988-1994). Director/Trustee, the National Affiliated Investment
                                                            Companies (until 1993).

Richard E. Segerson (51)              Trustee               Managing Director, Mullin Associates (1993-present). Director/
102 Valley Road                                             Trustee, Phoenix Funds (1993-present). Trustee, Phoenix-Aberdeen
New Canaan, CT 07840                                        Series Fund and Phoenix Duff & Phelps Institutional Mutual Funds
                                                            (1996-present). Vice President and General Manager, Coats &
                                                            Clark, Inc. (previously Tootal American, Inc.) (1991-1993).
                                                            Director/Trustee, the National Affiliated Investment Companies
                                                            (1984-1993).

Lowell P. Weicker, Jr. (66)           Trustee               Trustee/Director, Phoenix Funds (1995-present). Trustee,
731 Lake Avenue                                             Phoenix-Aberdeen Series Fund and Phoenix Duff & Phelps
Greenwich, CT 06830                                         Institutional Mutual Funds (1996-present). Director, UST Inc.
                                                            (1995-present), HPSC Inc. (1995-present), Duty Free International, Inc.
                                                            (1997-present) and Compuware (1996-present). Visiting Professor,
                                                            University of Virginia (1997-present). Chairman, Dresing, Lierman,
                                                            Weicker (1995-1996). Governor of the State of Connecticut (1991-1995).



                                       22









                                      POSITION(S) WITH                              PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                    THE TRUST                                  DURING PAST FIVE YEARS
---------------------                    ---------                                  ----------------------

Michael E. Haylon (40)                Executive Vice        Director and Executive Vice President--Investments, Phoenix Duff &
                                      President             Phelps Corporation (1995-present). Executive Vice President,
                                                            Phoenix Funds (1993-present) and Phoenix-Aberdeen Series Fund
                                                            (1996-present). Executive Vice President (1997-present), Vice
                                                            President (1996-1997), Phoenix Duff & Phelps Institutional Mutual
                                                            Funds. Director (1994-present), President (1995-present), Executive
                                                            Vice President (1994-1995), Vice President (1991-1994), Phoenix
                                                            Investment Counsel, Inc. Director (1994-present), President
                                                            (1996-present), Executive Vice President (1994-1996), Vice President
                                                            (1993-1994), National Securities & Research Corporation. Director,
                                                            Phoenix Equity Planning Corporation (1995-present). Senior Vice
                                                            President, Securities Investments, Phoenix Home Life Mutual
                                                            Insurance Company (1993-1995). Various other positions with Phoenix
                                                            Home Life Mutual Insurance Company (1990-1993).


 William J. Newman (58)               Senior Vice           Executive Vice President (1995-present) and Chief Investment Strategist
                                      President             (1996-present), Phoenix Investment Counsel, Inc. Senior Vice President
                                                            (1995-1996), Executive Vice President and Chief Strategist
                                                            (1996-present), National Securities & Research Corporation. Senior
                                                            Vice President, Phoenix Equity Planning Corporation (1995-1996).
                                                            Vice President, Common Stock and Chief Investment Strategist, Phoenix
                                                            Home Life Insurance Company (April, 1995-November, 1995). Senior
                                                            Vice President, Phoenix Strategic Equity Series Fund (1996-present), The
                                                            Phoenix Edge Series Fund (1995-present), Phoenix Multi-Portfolio Fund
                                                            (1995-present), Phoenix Income and Growth Fund (1996-present), Phoenix
                                                            Series Fund (1996-present), Phoenix Strategic Allocation Fund, Inc.
                                                            (1996-present), Phoenix Worldwide Opportunities Fund (1996-present),
                                                            Phoenix Duff & Phelps Institutional Funds (1996-present), and
                                                            Phoenix-Aberdeen Series Fund (1996-present). Chief Investment
                                                            Strategist, Kidder, Peabody Co., Inc. (1993-1994). Managing Director,
                                                            Equities, Bankers Trust Company (1991-1993).

James D. Wehr (40)                    Senior Vice           Managing Director, Fixed Income (1996-present), Vice President
                                      President             (1991-1996), Phoenix Investment Counsel, Inc. Managing Director, Fixed


                                                            Income (1996-present), Vice President (1993-1996), National
                                                            Securities & Research Corporation. Senior Vice President
                                                            (1997-present), Vice President (1988-1997) Phoenix Multi-Portfolio
                                                            Fund; Senior Vice President (1997-present), Vice President
                                                            (1990-1997) Phoenix Series Fund; Senior Vice President
                                                            (1997-present), Vice President (1991-1997) The Phoenix Edge Series
                                                            Fund; Senior Vice President (1997-present), Vice President
                                                            (1993-1997) Phoenix California Tax Exempt Bonds, Inc., and Senior
                                                            Vice President (1997-present), Vice President (1996-1997) Phoenix
                                                            Duff & Phelps Institutional Mutual Funds. Senior Vice President
                                                            (1997-present) Phoenix Multi-Sector Fixed Income Fund, Inc., Phoenix
                                                            Multi-Sector Short Term Bond Fund, Phoenix Income and Growth Fund
                                                            and Phoenix Strategic Allocation Fund, Inc. Managing Director,
                                                            Public Fixed Income, Phoenix Home Life Insurance Company
                                                            (1991-1995).


                                    23









                                      POSITION(S) WITH                              PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                    THE TRUST                                  DURING PAST FIVE YEARS
---------------------                    ---------                                  ----------------------

David L. Albrycht (36)                Vice                  Managing Director, Fixed Income (1996-present) and Vice President
                                      President             (1995-1996), Phoenix Investment Counsel, Inc. Managing Director,
                                                            Fixed Income (1996-present) and Investment Officer (1994-1996),
                                                            National Securities & Securities Research Corporation. Vice
                                                            President, Phoenix Multi-Portfolio Fund (1993-present), Phoenix
                                                            Multi-Sector Short Term Bond Fund (1993-present), Phoenix
                                                            Multi-Sector Fixed Income Fund, Inc. (1994-present), The Phoenix
                                                            Edge Series Fund (1997-present) and Phoenix Series Fund
                                                            (1997-present). Portfolio Manager, Phoenix Home Life Mutual
                                                            Insurance Company (1995-1996).

Curtiss O. Barrows (46)               Vice                  Managing Director, Fixed Income (1996-present), Vice President
                                      President             (1991-1996), Phoenix Investment Counsel, Inc. Managing Director,
                                                            Fixed Income (1996-present), Vice President (1993-1996), National
                                                            Securities & Research Corporation. Vice President, Phoenix Series
                                                            Fund (1985-present), The Phoenix Edge Series Fund (1986-present) and
                                                            Phoenix Multi-Portfolio Fund (1995-1997). Portfolio Manger, Public
                                                            Bonds, Phoenix Home Life Insurance Company (1991-1995). Various
                                                            positions with Phoenix Home Life Mutual Insurance Company
                                                            (1985-1995).

Steven L. Colton (38)                 Vice                  Managing Director/Senior Portfolio Manager, Phoenix Investment
                                      President             Counsel, Inc. (1997-present). Vice President/Senior Portfolio
                                                            Manager, American Century Investment Management (1987-1997).
                                                            Portfolio Manager, American Century/Benham Income and Growth Fund
                                                            (1990-1997), American Century/Benham Equity Growth Fund (1991-1996)
                                                            and American Century/Benham Utilities Income Fund (1993-1997). Vice
                                                            President, The Phoenix Edge Series Fund, Phoenix Series Fund,
                                                            Phoenix Equity Series Fund (1997-present).

Roger Engemann (57)                   Vice                  Vice President (1998-present), Phoenix Series Fund and Phoenix
600 North Rosemead Blvd.              President             Investment Counsel, Inc. President and Director (1969-present),
Pasadena, CA 91107                                          Roger Engemann & Associates, Inc. Owner (1996-present), Pasadena
                                                            National Trust Company. President and Director (1988-present),
                                                            Pasadena Capital Corporation. Chairman of the Board, President
                                                            and Trustee (1986-present), Phoenix-Engemann Funds. President and
                                                            Director (1985-present), Roger Engemann Management Co., Inc.

John M. Hamlin (39)                   Vice                  Portfolio Manager, Equities (1996-present), Vice President
                                      President             (1995-1996), Phoenix Investment Counsel, Inc. Portfolio Manager,
                                                            Equities (1996-present), Investment Officer (1993-1996), National
                                                            Securities & Research Corporation. Vice President, Phoenix Income
                                                            and Growth Fund (1993-present) and Phoenix Series Fund (1994-
                                                            present). Portfolio Manager, Common Stock, Phoenix Home Life
                                                            Insurance Company (1989-1995).

John D. Kattar (42)                   Vice                  Managing Director/Senior Portfolio Manager (1997-present),
                                      President             Phoenix Investment Counsel, Inc. Vice President (1997-present),
                                                            The Phoenix Edge Series Fund, Phoenix Series Fund and
                                                            Phoenix-Aberdeen Series Fund. Director (1989-1997), Senior Vice
                                                            President (1993-1996) Baring Asset Management Company, Inc.
                                                            Director, (1995-1997) Baring Mutual Fund Management (Luxembourg).


                                    24








                                      POSITION(S) WITH                              PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                    THE TRUST                                  DURING PAST FIVE YEARS
---------------------                    ---------                                  ----------------------

William E. Keen, III (34)             Vice                  Assistant Vice President, Phoenix Equity Planning Corporation
100 Bright Meadow Blvd.               President             (1996-present). Vice President, Phoenix Funds, Phoenix Duff &
P.O. Box 2200                                               Phelps Institutional Mutual Funds and Phoenix-Aberdeen Series
Enfield, CT 06083-2200                                      Fund (1996-present). Assistant Vice President, USAffinity
                                                            Investments LP (1994-1995). Treasurer and Secretary, USAffinity
                                                            Funds (1994-1995). Manager, Fund Administration, SEI Corporation
                                                            (1991-1994).

Christopher J. Kelleher (42)          Vice                  Managing Director, Fixed Income (1996-present), Vice President
                                      President             (1991-1996), Phoenix Investment Counsel, Inc. Managing Director,
                                                            Fixed Income (1996-present), Vice President (1993-1996), National
                                                            Securities & Research Corporation. Vice President, Phoenix Series Fund
                                                            (1989-present), The Phoenix Edge Series Fund (1989-1997) and Phoenix
                                                            Duff & Phelps Institutional Mutual Funds (1996-present). Portfolio
                                                            Manager, Public Bonds, Phoenix Home Life Insurance Company
                                                            (1991-1995).

James E. Mair (56)                    Vice                  Vice President (1998-present), Phoenix Series Fund and Phoenix
600 North Rosemead Blvd.              President             Investment Counsel, Inc. Executive Vice President (1994-present)
Pasadena, CA 91107                                          and Senior Vice President (1983-1994), Roger Engemann &
                                                            Associates, Inc. Executive Vice President (1994-present) and
                                                            Security Analyst (1985-1994), Roger Engemann Management Co., Inc.
                                                            Executive Vice President and Director (1994-present), Senior Vice
                                                            President and Director (1990-1994), Pasadena Capital Corporation.
                                                            Director (1989-present), Pasadena National Trust Company.

William R. Moyer (53)                 Vice                  Senior Vice President and Chief Financial Officer, Phoenix Duff &
100 Bright Meadow Blvd.               President             Phelps Corporation (1995-present). Senior Vice President, Finance
P.O. Box 2200                                               (1990-present), Chief Financial Officer (1996-present), and
Enfield, CT 06083-2200                                      Treasurer (1994-1996), Phoenix Equity Planning Corporation.
                                                            Senior Vice President (1990-present), Chief Financial Officer
                                                            (1996-present) and Treasurer (1994-present), Phoenix Investment
                                                            Counsel, Inc. Senior Vice President, Finance (1993-present),
                                                            Chief Financial Officer (1996-present), and Treasurer
                                                            (1994-present), National Securities & Research Corporation.
                                                            Senior Vice President and Chief Financial Officer, Duff & Phelps
                                                            Investment Management Co. (1996-present). Vice President, Phoenix
                                                            Funds (1990-present), Phoenix-Duff & Phelps Institutional Mutual
                                                            Funds (1996-present) and Phoenix-Aberdeen Series Fund
                                                            (1996-present). Senior Vice President and Chief Financial
                                                            Officer, W. S. Griffith & Co., Inc. (1992-1995) and Townsend
                                                            Financial Advisers, Inc. (1993-1995). Vice President, the
                                                            National Affiliated Investment Companies (until 1993). Vice
                                                            President, Investment Products Finance, Phoenix Home Life Mutual
                                                            Insurance Company (1990-1995).

Leonard J. Saltiel (43)               Vice                  Managing Director, Operations and Senice (1996-present), Senior
                                      President             Vice President (1994-1996), Phoenix Equity Planning Corporation.
                                                            Vice President, Phoenix Funds (1994-present), Phoenix Duff & Phelps
                                                            Institutional Mutual Funds (1996-present) and Phoenix-Aberdeen
                                                            Series Fund (1996-present). Vice President, National Securities &
                                                            Research Corporation (1994-1995). Vice President, Investment
                                                            Operations, Phoenix Home Life Mutual Insurance Company (1994-1995).
                                                            Various positions with Home Life Insurance Company and Phoenix Home
                                                            Life Mutual Insurance Company (1987-1994).


                                       25








                                      POSITION(S) WITH                              PRINCIPAL OCCUPATION(S)
NAME, ADDRESS AND AGE                    THE TRUST                                  DURING PAST FIVE YEARS
---------------------                    ---------                                  ----------------------


Julie L. Sapia (40)                   Vice                  Director, Money Market Trading (1997-present), Head Money Market
                                      President             Trader (1997), Money Market Trader (1995-1997), Phoenix
                                                            Investment Counsel, Inc. Vice President (1997-present), The
                                                            Phoenix Edge Series Fund, Phoenix Series Fund, Phoenix Duff &
                                                            Phelps Institutional Mutual Funds and Phoenix-Aberdeen Series
                                                            Fund. Various positions with Phoenix Home Life Mutual Insurance
                                                            Company (1985-1995).


Dorothy J. Skaret (45)                Vice                  Director, Money Market Trading (1996-present), Vice President
                                      President             (1991-1996), Phoenix Investment Counsel Inc. Director, Money
                                                            Market Trading (1996-present), Vice President (1993-1996),
                                                            National Securities & Research Corporation. Vice President,
                                                            Phoenix Series Fund (1990-present), The Phoenix Edge Series Fund
                                                            (1990-present), Phoenix-Aberdeen Series Fund (1996-present),
                                                            Phoenix Realty Securities, Inc. (1995-present), and Phoenix Duff
                                                            & Phelps Institutional Mutual Funds (1996-present). Director,
                                                            Public Fixed Income, Phoenix Home Life Mutual Insurance Company
                                                            (1991-1995). Various positions with Phoenix Home Life Mutual
                                                            Insurance Company (1986-1991).

John S. Tilson (53)                   Vice                  Vice President (1998-present), Phoenix Series Fund and Phoenix
600 North Rosemead Blvd.              President             Investment Counsel, Inc. Executive Vice President (1994-present),
Pasadena, CA 91107                                          Senior Vice President (1983-1994), Roger Engemann & Associates,
                                                            Inc. Executive Vice President and Director (1994-present), Senior
                                                            Vice President and Director (1990-1994), Pasadena Capital
                                                            Corporation. Executive Vice President (1994-present) and Security
                                                            Analyst (1985-1994), Roger Engemann Management Co., Inc. Chief
                                                            Financial Officer and Secretary (1988-present), Phoenix-Engemann
                                                            Funds.

Pierre G. Trinque (42)                Vice                  Vice President (1997-present), The Phoenix Edge Series Fund and
                                      President             Phoenix Series Fund. Managing Director, Equities (March,
                                                            1997-November, 1997), Managing Director, Director of Equity Research
                                                            (October, 1996-March, 1997), Senior Research Analyst, Equities
                                                            (January, 1996-October, 1996) and Associate Portfolio
                                                            Manager-Institutional Funds (1992-1995), Phoenix Investment Counsel,
                                                            Inc.

Nancy G. Curtiss (45)                 Treasurer             Vice President, Fund Accounting (1994-present) and Treasurer
                                                            (1996-present), Phoenix Equity Planning Corporation. Treasurer,
                                                            Phoenix Funds (1994-present), Phoenix Duff & Phelps Institutional
                                                            Mutual Funds (1996-present) and Phoenix-Aberdeen Series Fund
                                                            (1996-present). Second Vice President and Treasurer, Fund
                                                            Accounting, Phoenix Home Life Mutual Insurance Company
                                                            (1994-1995). Various positions with Phoenix Home Life Insurance
                                                            Company (1987-1994).

G. Jeffrey Bohne (50)                 Secretary             Vice President and General Manager, Phoenix Home Life Mutual
101 Munson Street                                           Insurance Co. (1993-present). Vice President, Transfer Agent
Greenfield, MA 01301                                        Operations (1993-1996). Vice President, Mutual Fund Customer
                                                            Service (1996-present), Phoenix Equity Planning Corporation,
                                                            Secretary and/or Clerk, Phoenix Funds (1993-present), Phoenix Duff &
                                                            Phelps Institutional Mutual Funds (1996-present) and
                                                            Phoenix-Aberdeen Series Fund (1996-present). Vice President, Home
                                                            Life of New York Insurance Company (1984-1992).


------------------

*Trustees identified with an asterisk are considered to be interested persons of the Trust (within the meaning of the Investment Company Act of 1940, as amended) because of their affiliation with Phoenix Investment Counsel, Inc., or Phoenix Equity Planning Corporation or Phoenix Duff & Phelps Corporation.

PRINCIPAL SHAREHOLDERS
   The following table sets forth information as of October 31, 1997 with respect to each person who owns of record or is known by the Trust to own of record or beneficially own 5% or more of any class of the Trust's equity securities.



NAME OF SHAREHOLDER                           NAME OF FUND                   NUMBER OF SHARES          PERCENT OF CLASS
Trustees of Phoenix Savings and               Aggressive                          877,591.291                 6.18%
Investment Plan                               Growth Fund
100 Bright Meadow Blvd                        Class A
PO Box 1900
Enfield, CT 06083-1900

Phoenix Securities Group Inc.                 Money Market                     29,576,711.080                14.26%
100 Bright Meadow Blvd                        Fund Class A
Enfield, CT 06082

MLPF&S for the sole benefit of its            U.S. Government                      90,650.000                15.44%
customers*                                    Securities Fund
ATTN: Fund Administration                     Class B
4800 Deer Lake Dr E 3rd Fl
Jacksonville, FL 32246-6484

MLPF&S for the sole benefit of its            High Yield Fund                     960,215.000                15.69%
customers*                                    Class B
ATTN: Fund Administration
4800 Deer Lake Dr E 3rd Fl
Jacksonville, FL 32246-6484

MLPF&S for the sole benefit of its            Convertible Fund                     87,702.000                22.20%
customers*                                    Class B
ATTN: Fund Administration
4800 Deer Lake Dr E 3rd Fl
Jacksonville, FL 32246-6484

MLPF&S for the sole benefit of its            Growth Fund                         135,582.839                 5.45%
customers*                                    Class B
ATTN: Fund Administration
4800 Deer Lake Dr E 3rd Fl
Jacksonville, FL 32246-6484


*Record owner only for its individual customers. To the Trust's knowledge, no customer beneficially owned 5% or more of the total outstanding shares of any Class of any Fund.

   At October 31, 1997, the Trustees and officers as a group owned less than 1% of the then outstanding shares of the Trust.

   For services rendered to the Trust during the fiscal year ended October 31, 1997, the Trustees received an aggregate of $141,173 from the Trust as Trustees' fees. For services on the Board of Trustees of the Phoenix Funds, each Trustee who is not a full-time employee of the Adviser or any of its affiliates currently receives a retainer at the annual rate of $40,000 and $2,500 per joint meeting of the Boards. Each Trustee who serves on the Audit Committee receives a retainer at the annual rate of $2,000 and a fee of $2,000 per joint Audit Committee meeting attended. Each Trustee who serves on the Nominating Committee receives an annual retainer at the annual rate of $1,000 and a fee of $1,000 per joint Nominating Committee meeting attended. Each Trustee who serves on the Executive Committee and who is not an interested person of the Trust receives a retainer at the annual rate of $1,000 and $1,000 per joint Executive Committee meeting attended. The function of the Executive Committee is to serve as a contract review, compliance review and performance review delegate of the full Board of Trustees. Costs are allocated equally to each of the Series and the Funds within the Phoenix Fund complex. The foregoing fees do not include reimbursement of expenses incurred in connection with meeting attendance. Officers and employees of the Adviser who are not interested persons are compensated for their services by the Adviser and receive no compensation from the Trust.

   For the Trust's last fiscal year ending October 31, 1997, the Trustees received the following compensation:



                                                                                                                TOTAL
                                                                                                             COMPENSATION
                                                                     PENSION OR                             FROM FUND AND
                                                 AGGREGATE       RETIREMENT BENEFITS       ESTIMATED         FUND COMPLEX
                                               COMPENSATION        ACCRUED AS PART      ANNUAL BENEFITS       (13 FUNDS)
      NAME                                       FROM FUND        OF FUND EXPENSES      UPON RETIREMENT    PAID TO TRUSTEES
      ----                                       ---------        ----------------      ---------------    ----------------
C. Duane Blinn**                                  $12,600*                                                     $132,500
Robert Chesek                                     $11,078                                                      $118,000
E. Virgil Conway+                                 $13,860                                                      $146,500
Harry Dalzell-Payne+                              $12,075                                                      $130,000
Francis E. Jeffries                               $ 7,875*                                                     $ 85,000
Leroy Keith, Jr.                                  $11,078               None                 None              $118,000
Philip R. McLoughlin+                             $     0              for any              for any            $      0
Everett L. Morris+                                $11,498*             Trustee              Trustee            $126,000
James M. Oates+                                   $11,498                                                      $124,500
Calvin J. Pedersen                                $     0                                                      $      0
Philip R. Reynolds**                              $11,078                                                      $118,000
Herbert Roth, Jr. +                               $14,438*                                                     $152,500
Richard E. Segerson                               $12,285                                                      $131,000
Lowell P. Weicker, Jr.                            $11,813                                                      $125,000


*This compensation (and the earnings thereon) will be deferred pursuant to the Deferred Compensation Plan. At October 31, 1997, the total amount of deferred compensation (including interest and other accumulation earned on the original amounts deferred) accrued for Messrs. Blinn, Jeffries, Morris and Roth was $395,602, $49,350, $108,675 and $135,965, respectively. At present, by agreement among the Fund, the Distributor and the electing director, director fees that are deferred are paid by the Fund to the Distributor. The liability for the deferred compensation obligation appears only as a liability of the Distributor.

**Pursuant to the retirement policy of the Phoenix Funds, Messrs. Blinn and Reynolds retired from the Board of Trustees effective January 1, 1998.

+Messrs. Conway, Dalzell-Payne, McLoughlin, Morris, Oates and Roth are members of the Executive Committee.


                                OTHER INFORMATION

FINANCIAL STATEMENTS
   Financial information relating to the Trust is contained in the Annual Report to Shareholders for the year ended October 31, 1997 and is available by calling Equity Planning at (800) 243-4361, or by writing to Equity Planning at 100 Bright Meadow Blvd., P.O. Box 2200, Enfield, Connecticut 06083-2200. The Annual Report is incorporated into this Statement of Additional Information by reference. A copy of the Annual Report must precede or accompany this Statement of Additional Information.

INDEPENDENT ACCOUNTANTS
   Price Waterhouse LLP, 160 Federal Street, Boston, MA 02110, has been selected independent accountants for the Trust. Price Waterhouse LLP audits the Trust's annual financial statements and expresses an opinion thereon.

CUSTODIAN AND TRANSFER AGENT
   State Street Bank and Trust Company ("State Street"), P.O. Box 351, Boston, MA 02101, serves as custodian of the Trust's assets (the "Custodian") and Equity Planning acts as Transfer Agent for the Trust (the "Transfer Agent").

REPORT TO SHAREHOLDERS
   The fiscal year of the Trust ends on October 31. The Trust will send financial statements to its shareholders at least semiannually. An Annual Report containing financial statements audited by the Trust's independent accountants will be sent to shareholders each year.

    -----------------------------------------------------------------------
    April 30, 1997

            PHOENIX
                FUNDS




    -----------------------------------------------------------------------
                                                              ANNUAL REPORT

                                                            Phoenix Income
                                                            and Growth Fund



(Phoenix Duff & Phelps logo)

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

PHOENIX INCOME AND GROWTH FUND

INVESTOR PROFILE

  Phoenix Income and Growth Fund is designed for risk-averse investors seeking current yield and conservation of capital as well as the potential for long-term capital appreciation.

INVESTMENT ADVISER'S REPORT

  Phoenix Income and Growth Fund provided strong absolute returns for the 12 months ended April 30, 1997. Class A shares returned 10.93% and Class B shares 10.05%. The Fund performed consistently in an increasingly volatile market in keeping with its conservative bias. A composite index equal to 55% of the S&P 500 Stock Index, 35% Lehman Brothers Aggregate Bond Index, and 10% 90-day Treasury bills was up 16.73%. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

  During the reporting period, the equity markets continued to post strong gains fueled by rising corporate earnings and large cash flows into mutual funds, coupled with strong economic growth and low inflation. Blue-chip stocks led the way with mid- and small-sized companies significantly underperforming their larger counterparts. Bonds posted respectable gains with the Lehman Brothers Aggregate Bond Index returning 7.08% for the year.

  Financial services and health-care holdings were the primary positive contributors to performance. Some of the top performers included Warner Lambert, Perkin Elmer, Western National Corporation and Rite Aid. The Fund also benefited from continued strong relative performance of the fixed-income segment of the portfolio. Performance was held back by a moderately low weighting in consumer staples and poor relative performance of some cable holdings. While the Fund's relatively conservative bias provided consistent returns over the 12-month reporting period, it also limited performance in a rapidly rising market.

OUTLOOK

  Looking forward, the Fund's focus will continue to be on providing low-risk equity market participation, with a bias toward providing a suitable current yield and preservation of capital. We expect ongoing market volatility given a Federal Reserve Board that appears resolved to contain any perceived inflationary pressures. Our primary thematic concentration remains 21st Century Medicine. We are also emphasizing rising energy demand through the themes Energy Technology and Clean Energy Demand.

  The fixed-income segment of the portfolio remains well-diversified, and positioned to exploit undervalued market sectors. As of April 30, the Fund's asset allocation was 59% equity (common stocks and convertible securities), 35% fixed-income and 6% cash equivalents.

PHOENIX INCOME AND GROWTH FUND



(graph:plot points)

dates           Income and Growth    Balanced         S&P 500
                  Fund-Class A       Benchmark**     Stock Index*

4/30/87             9525               10000          10000
4/30/88             9680               10048           9346
4/30/89            11783               11649          11467
4/30/90            12322               12807          12663
4/30/91            14121               14863          14896
4/30/92            16419               16680          16976
4/30/93            18847               18362          18545
4/30/94            19484               19020          19536
4/30/95            20645               21424          22950
4/30/96            24569               25666          29898
4/30/97            27255               29959          37434



Average Annual Total Returns
for Periods Ending 4/30/97

                                                                  From Inception
                                                                     1/3/92 to
                                   1 Year    5 Years    10 Years      4/30/97
--------------------------------------------------------------------------------
Class A with 4.75% sales charge      5.69%     9.58%      10.55%        --
--------------------------------------------------------------------------------
Class A at net asset value          10.93%    10.67%      11.09%        --
--------------------------------------------------------------------------------
Class B with CDSC                    6.14%     9.88%         --        9.79%
--------------------------------------------------------------------------------
Class B at net asset value          10.05%     9.88%         --        9.79%
--------------------------------------------------------------------------------
Balanced Benchmark**                16.73%    12.43%      11.60%      11.82%***
--------------------------------------------------------------------------------
S&P 500 Stock Index*                25.20%    17.14%      14.11%      20.11%***
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on April 30, 1987 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. The total return (since inception 1/3/92) for Class B shares reflect the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%-3rd year, 2%-4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

Foreign investing involves special risks, such as currency fluctuation and less public disclosure as well as economic and political risks.

  *The S&P 500 Stock Index is an unmanaged but commonly used measure of stock total return performance. The S&P 500's performance does not reflect sales charges.

 **The Balanced Benchmark is calculated based upon the performance of the following indices: 55% S&P 500/35% Lehman Brothers Aggregate Bond Index/10% U.S. Treasury bills and is produced by Frank Russell Company. The index's performance does not reflect sales charges.

***Index information from 1/1/92 to 4/30/97.

Phoenix Income and Growth Fund

                          INVESTMENTS AT APRIL 30, 1997

                                         STANDARD
                                         & POOR'S      PAR
                                          RATING      VALUE
                                        (Unaudited)   (000)         VALUE
                                       ------------  ---------  ---------------
U.S. GOVERNMENT AND AGENCY SECURITIES--7.3%
U.S. Treasury Notes--3.9%
 U.S. Treasury Notes 7.375%, '97           AAA       $ 5,000     $  5,040,200
 U.S. Treasury Notes 5.25%, '98            AAA         2,250        2,229,210
 U.S. Treasury Notes 5%, '99 ..            AAA        15,700       15,371,273
 U.S. Treasury Notes 6%, '99 ..            AAA         2,000        1,984,374
 U.S. Treasury Notes 6.375%, '01           AAA         5,000        4,973,200
 U.S. Treasury Strip, P.O., 0%, '17        AAA        10,000        2,428,000
                                                                ---------------
                                                                   32,026,257
                                                                ---------------
Agency Mortgage-Backed Securities--3.4%
 GNMA 6.50%, '23-'24 ..........            AAA        30,034       28,382,781
                                                                ---------------
TOTAL U.S. GOVERNMENT AND
AGENCY SECURITIES
 (Identified cost $61,120,080) ...............................     60,409,038
                                                                ---------------
NON-CONVERTIBLE BONDS--14.2%
Asset-Backed Securities--1.3%
 Airplanes Pass Through Trust
  1D 10.875%, '19 .............            BB          1,400        1,547,784
 Fleetwood Credit Corp. 96-B,
  Class A 6.90%, '12 ..........            AAA         2,419        2,421,288
 Green Tree Financial Corp.
  96-4, A6 7.40%, '27 .........            AAA         1,500        1,489,687
 Green Tree Financial Corp.
  96-2, M1 7.60%, '27 .........            AA-         3,325        3,306,297
 Green Tree Financial Corp.
  96-4, M1 7.75%, '27 .........            AA-         1,500        1,527,188
                                                                ---------------
                                                                   10,292,244
                                                                ---------------
Entertainment, Leisure & Gaming--1.5%
 Turner Broadcasting 8.375%,
  '13 .........................            BB+         3,000        3,008,670
 Viacom International Sub.
  Debenture 8%, '06 ...........            BB-        10,000        9,300,000
                                                                ---------------
                                                                   12,308,670
                                                                ---------------
Hospital Management & Services--0.6%
 Tenet Healthcare Corp. Sr.
  Note 9.625%, '02 ...........             BB          5,000        5,312,500
                                                                ---------------
Lodging & Restaurants--0.6%
 Host Marriott Travel Plaza,
  Inc. 9.50%, '05 .............            BB-         5,000        5,112,500
                                                                ---------------
Non-Agency Mortgage-Backed Securities--7.1%
 DLJ Mortgage Acceptance
  Corp. 96-CF1, A1B 144A
  7.58%, '28 (b) ..............            AAA         1,400        1,426,688
 G.E. Capital Mortgage Service
  94-9, M 6.50%, '24 ..........            AA         11,576       10,530,635
 G.E. Capital Mortgage Service
  96-8, M 7.25%, '26 ..........            AA            496          479,258
Non-Agency Mortgage-Backed Securities--continued
 Lehman Structured Securities
  Corp. 96-1, E-1 7.995%, '26.             NR        $ 2,987     $  3,022,139
 Nationslink Funding Corp.
  96-1, B 7.69%, '05 ..........            AA          1,500        1,523,438
 Prudential Home Mortgage
  Securities 94-15, M 6.80%,
  '24 .........................            Aa(d)       8,466        7,841,758
 Residential Asset
  Securitization Trust 96-A8,
  A1 8%, '26 ..................            AAA         3,535        3,564,838
 Residential Funding Mortgage
  96-S1, A11 7.10%, '26 .......            AAA         2,800        2,691,063
 Residential Funding Mortgage
  96-S4, M1 7.25%, '26 ........            AA          2,970        2,862,194
 Resolution Trust Corp. 92-C8,
  D 8.835%, '23 ...............            BBB-        7,206        7,388,547
 Resolution Trust Corp. 95-C2,
  B 6.80%, '27 ................            Aa(d)       5,866        5,649,551
 Securitized Asset Sales 93-J,
  2B 6.808%, '23 ..............            A(d)        4,447        4,128,880
 Structured Asset Securities
  Corp. 95-C1, C 7.375%, '24 ..            A           2,500        2,491,406
 Structured Asset Securities
  Corp. 95-C4, B 7%, '26 ......            AA          5,198        5,134,359
                                                                ---------------
                                                                   58,734,754
                                                                ---------------
Paper & Forest Products--0.6%
 Buckeye Cellulose Corp.
  8.50%, '05 .................             BB-         5,000        4,900,000
                                                                ---------------
Publishing, Broadcasting, Printing & Cable--0.3%
 Cablevision Systems Corp.
  9.875%, '06 ................             B           2,500        2,500,000
                                                                ---------------
REITS--0.4%
 Meditrust Corp. 7.375%, '00 ..            BBB-        3,000        3,003,300
                                                                ---------------
Telecommunications Equipment--1.0%
 Rogers Cablesystems Ltd.
  9.625%, '02 ................             BB+         8,000        8,230,000
                                                                ---------------
Textile & Apparel--0.6%
 Westpoint Stevens 8.75%, '01              BB-         5,000        5,087,500
                                                                ---------------
Truckers & Marine--0.2%
 Teekay Shipping Corp.
  8.32%, '08 ..................            BB          1,645        1,612,100
                                                                ---------------
TOTAL NON-CONVERTIBLE BONDS
 (Identified cost $117,588,629) ..............................    117,093,568
                                                                ---------------
FOREIGN GOVERNMENT SECURITIES--4.6%
Argentina--1.1%
 Republic of Argentina Bearer
   FRB 6.75%, '05 (e) .........            BB-           728          668,391


                       See Notes to Financial Statements

Phoenix Income and Growth Fund

                                         STANDARD
                                         & POOR'S      PAR
                                          RATING      VALUE
                                        (Unaudited)   (000)         VALUE
                                       ------------  ---------  ---------------
Argentina--continued
 Republic of Argentina
  Discount L-GL Euro
  6.375%, '23 (e) .............            BB-       $ 5,850     $ 4,840,875
 Republic of Argentina Global
  Bond 11.375%, '17 ...........            BB          1,000       1,062,250
 Republic of Argentina Par
  L-GP 5.25%, '23 (e) .........            BB-         4,000       2,610,000
                                                                ---------------
                                                                   9,181,516
                                                                ---------------
Brazil--0.6%
 Republic of Brazil DCB-L
  Euro 6.938%, '12 (e) ........            B+          3,100       2,472,250
 Republic of Brazil Discount
  Z-L Euro 6.875%, '24 (e) ....            B+          3,125       2,517,578
                                                                ---------------
                                                                   4,989,828
                                                                ---------------
Colombia--0.2%
 Republic of Colombia Euro
  9%, '97 .....................            BBB-        1,500       1,500,315
                                                                ---------------
Mexico--0.8%
 United Mexican States 144A
  7.625%,'01 (b) (e) ..........            Baa(d)      1,600       1,620,800
 United Mexican States
  Discount A 6.867%,
  '19 (e) (f) .................            BB            500         443,125
 United Mexican States Euro D
  6.352%,'19 (e) (f) ..........            BB          1,500       1,329,375
 United Mexican States Series
  B Euro 6.25%, '19 (f) .......            BB          4,250       3,089,218
                                                                ---------------
                                                                   6,482,518
                                                                ---------------
Morocco--0.4%
 Morocco R&C Agreement
  Series A 6.375%, '09 (e) ....            NR          3,800       3,344,000
                                                                ---------------
Panama--0.3%
 Panama IRB Series 18 Yr.
  3.50%, '14 (e) ..............            BB+         1,700       1,261,187
 Panama PDI 6.563%, '16 (e) ...            BB+         1,521       1,299,267
                                                                ---------------
                                                                   2,560,454
                                                                ---------------
Poland--0.4%
 Poland Discount Euro 6.938%,
   '24 (e) ....................            BBB-        1,250       1,215,625
 Poland PDI B 4%, '14 (e) .....            BBB-        3,000       2,445,000
                                                                ---------------
                                                                   3,660,625
                                                                ---------------
Venezuela--0.8%
 Republic of Venezuela
  Discount 6.813%, '20 (e) (f)             Ba          5,100       4,197,938
 Republic of Venezuela Par
  6.75%, '20 (f) ..............            Ba          2,150       1,560,093
                                                                ---------------
                                                                   5,758,031
                                                                ---------------
TOTAL FOREIGN GOVERNMENT SECURITIES
 (Identified cost $35,434,582) ...............................    37,477,287
                                                                ---------------
FOREIGN NON-CONVERTIBLE BONDS--1.0%
Chile--0.4%
 CSAV 7.3751%, '03
  (Industrial) ................            BBB       $   580     $   561,150
 Petropower I Funding 144A
  7.36%, '14 (Utility-Gas) (b)             BBB         2,400       2,254,440
                                                                ---------------
                                                                   2,815,590
                                                                ---------------
Indonesia--0.3%
 Asia Pulp & Paper Co. Yankee
  11.75%, '05 (Paper &
  Forest Products) ............            BB          2,500       2,640,625
                                                                ---------------
Netherlands--0.3%
 Astra Overseas Financial
  144A 8.75%, '03
  (Diversified Financial
  Services) (b) ...............            NR          2,500       2,525,000
                                                                ---------------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
 (Identified cost $7,928,265) ................................     7,981,215
                                                                ---------------
MUNICIPAL BONDS--2.7%
California--2.7%
 Kern County Pension Oblig.
  Taxable 7.26%, '14 ..........            AAA         4,350       4,181,263
 Long Beach Pension Oblig.
  Taxable 6.87%, '06 ..........            AAA         3,000       2,941,620
 Orange County Pension Series
  A Taxable 7.60%, '08 ........            AAA         4,520       4,583,325
 Sacramento County 95-A
  Taxable 6.625%, '06 .........            AAA         3,400       3,275,900
 San Bernardino County Oblig.
  Revenue Taxable 6.87%, '08 ..            AAA         1,335       1,291,906
 San Bernardino County Oblig.
  Revenue Taxable 6.94%, '09 ..            AAA         3,625       3,516,613
 Ventura County Pension
  Taxable 6.54%, '05 ..........            AAA         2,200       2,127,774
                                                                ---------------
                                                                  21,918,401
                                                                ---------------
TOTAL MUNICIPAL BONDS
 (Identified cost $22,405,166) ...............................    21,918,401
                                                                ---------------
CONVERTIBLE BONDS--9.0%
Autos & Trucks--0.1%
 Volkswagen Cv. 144A 3%,
  '02 (Germany) (b) ...........            NR          1,000       1,240,000
                                                                ---------------
Computer Software & Services--0.3%
 Macronix International Co. Cv.
  1%, '07 .....................            NR          2,000       2,150,000
                                                                ---------------
Electrical Equipment--0.1%
 Itron, Inc. Cv. 144A 6.75%,
  '04 (b) .....................            NR          1,000       1,075,000
                                                                ---------------
Entertainment, Leisure & Gaming--0.8%
 Comcast Corp. Cv. (SIRENS)
  3.375%, '05 (e) .............            BB-         7,500       6,825,000

                       See Notes to Financial Statements
4

Phoenix Income and Growth Fund

                                         STANDARD
                                         & POOR'S      PAR
                                          RATING      VALUE
                                        (Unaudited)   (000)         VALUE
                                       ------------  ---------  ---------------
Food--1.6%
 Grand Metropolitan PLC Cv.
  144A 6.50%, '00 (United
  Kingdom) (b) ................            A+        $10,750     $13,222,500
                                                                ---------------
Healthcare--Diversified--0.8%
 Roche Holdings, Inc. Cv. 144A
  0%, '12 (Switzerland) (b) ...            NR          5,500       2,145,000
 Sandoz Capital BVI Ltd. Cv. 144A
  2%, '02 (Switzerland) (b) ...            NR          3,500       4,383,750
                                                                ---------------
                                                                   6,528,750
                                                                ---------------
Hospital Management & Services--0.7%
 Tenet Healthcare Cv. 6%, '05 .            B+          5,000       6,075,000
                                                                ---------------
Insurance--0.1%
 Chubb Corp. Cv. 6%, '98 ......            AA          1,000       1,285,000
                                                                ---------------
Medical Products & Supplies--0.2%
 Heartport, Inc. Cv. 144A
  7.25%, '04 (b) ..............            NR          1,250       1,312,500
                                                                ---------------
Metals & Mining--0.2%
 Still Water Mining Cv. 7%, '03            NR          1,500       1,522,500
                                                                ---------------
Natural Gas--1.5%
 Apache Corp. Cv. 144A 6%,
 '02 (b) ......................            BBB-        6,000       7,192,500
 Consolidated Natural Gas Co.
  Cv. 7.25%, '15 ..............            A+          5,300       5,604,750
                                                                ---------------
                                                                  12,797,250
                                                                ---------------
Office & Business Equipment--0.2%
 Comverse Technology Cv.
  144A 5.75%, '06 (b) .........            NR          1,250       1,343,750
                                                                ---------------
Oil Service & Equipment--0.3%
 Nabors Industries, Inc. Cv.
  5%, '06 .....................            BBB-        2,000       2,450,000
                                                                ---------------
Pollution Control--0.5%
 WMX Technologies, Inc. Sub.
  Notes Cv. 2%, '05 ...........            A           4,350       3,762,750
                                                                ---------------
Publishing, Broadcasting, Printing & Cable--0.4%
 Times Mirror Co. Cv. 144A
  0%, '17 (b) .................            NR          7,500       2,971,875
                                                                ---------------
REITS--2.0%
 Health Care Property, Inc. Cv.
  144A 6%, '00 (b) ............            BBB         1,500       1,477,500
                                                                ---------------
Retail--0.2%
 Home Depot, Inc. Cv. 3.25%,
 '01 ..........................            A+          2,000       2,047,500
                                                                ---------------
Retail--Drug--0.6%
 Rite Aid Corp. Cv. 0%, '06 ...            BBB         7,000       5,171,250
                                                                ---------------
Telecommunications Equipment--0.2%
 BBN Corp. Cv. 6%, '12 ........            B(d)        1,650       1,608,750
                                                                ---------------
TOTAL CONVERTIBLE BONDS
 (Identified cost $69,484,223) ...............................    74,866,875
                                                                ---------------

                                                     SHARES         VALUE
                                                    ---------   ---------------
CONVERTIBLE PREFERRED STOCKS--12.1%
Banks--0.6%
 H. F. Ahmanson & Co. Series D Cv.
  Pfd. 6% ................................            60,000     $ 4,740,000
                                                                --------------
Chemical--0.2%
 Merrill Lynch, IGL (STRYPES) 6.25%                   35,000       1,356,250
                                                                --------------
Computer Software & Services--0.5%
 Microsoft Corp. Series A Cv. Pfd.
  $2.196 .................................            50,500       4,324,063
                                                                --------------
Conglomerates--0.4%
 Rouse Co. Series B Cv. Pfd. $3.00                    39,000       1,769,625
 USX Corp. Cv. Pfd. 6.75% ................            75,000       1,556,250
                                                                --------------
                                                                   3,325,875
                                                                --------------
Diversified Financial Services--0.3%
 Morgan Stanley Group, TBR (PERQS)
  6% .....................................            40,000       2,830,000
                                                                --------------
Electronics--0.3%
 Morgan Stanley Group, AMD (PERQS)
  10% ....................................            51,800       2,078,475
                                                                --------------
Entertainment, Leisure & Gaming--0.5%
 Mattel, Inc. Series C Cv. Pfd. $0.4125              320,000       3,680,000
                                                                --------------
Lodging & Restaurants--0.6%
 Felcor Suite Hotels, Inc. Series A Cv.
  Pfd. $1.95 .............................            51,000       1,453,500
 Host Marriott Financial Trust Cv. Pfd.
  144A 6.75% (b) .........................            60,000       3,345,000
                                                                --------------
                                                                   4,798,500
                                                                --------------
Machinery--0.7%
 Cooper Industries, Wyman notes (DECS)
  6% .....................................           325,000       6,134,375
                                                                --------------
Metals & Mining--1.4%
 Coeur d'Alene Cv. Pfd. 7% ...............           210,000       3,386,250
 Freeport-McMoRan Copper Cv. Pfd.
  7% .....................................           150,000       4,050,000
 Inco Limited Cv. Pfd. Series E 5.50%
  (Canada) ...............................            46,700       2,352,513
 Titanium Metals Cv. Pfd. 144A
  6.625% (b) .............................            30,000       1,380,000
                                                                --------------
                                                                  11,168,763
                                                                --------------
Oil--3.0%
 Occidental Petroleum Corp. Cv. Pfd.
  144A $3.875 (b).............                       220,000      12,045,000
 Tosco Financing Trust Cv. Pfd. 144A
  5.75% (b) ..............................            16,000         876,000
 Unocal Corp. Cv. Pfd. 6.25% ..                      176,100       9,597,450
 Valero Energy Corp. Cv. Pfd. $3.125 .....            30,500       1,982,500
                                                                --------------
                                                                  24,500,950
                                                                --------------
Oil Service & Equipment--0.5%
 Mesa, Inc. Series A PIK 8%...                       688,500       4,389,187
                                                                --------------


                       See Notes to Financial Statements

Phoenix Income and Growth Fund

                                                SHARES        VALUE
                                               --------- ---------------
Publishing, Broadcasting, Printing & Cable--0.9%
 Cablevision Systems Corp. Series I Cv.
  Pfd. 8.50% ..............................    165,000     $ 3,650,625
 Merrill Lynch, Cox (STRYPES) 6% ..........    215,000       4,246,250
                                                          --------------
                                                             7,896,875
                                                          --------------
Telecommunications Equipment--0.7%
 Qualcomm, Inc. 144A Cv. Pfd.
  5.75% (b) ...............................     77,000       3,426,500
 TCI Pacific Communications Pfd. 5% .......     25,000       2,356,250
                                                          --------------
                                                             5,782,750
                                                          --------------
Utility--Electric--0.5%
 AES Trust I Series A Cv. Pfd. 5.375% .....     30,000       1,638,750
 California Energy Capital Trust Cv. Pfd.
  6.25% ...................................     35,000       2,476,250
                                                          --------------
                                                             4,115,000
                                                          --------------
Utility--Gas--0.5%
 MCN Energy Group, Inc. Cv. Pfd.
  8.75% ...................................    148,100       3,943,163
                                                          --------------
Utility--Telephone--0.5%
 US West, Inc. Series D Cv. Pfd. 4.50% ....     90,000       4,016,250
                                                          --------------
TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified cost $95,703,645) ......................       99,080,476
                                                          --------------
PREFERRED STOCKS--4.9%
Banks--0.5%
 Fleet Financial Group, Inc. Pfd. 9.30% ...    150,000       3,862,500
                                                          --------------
Insurance--0.5%
 Aon Corp. 8% Pfd. ........................    166,500       4,224,937
                                                          --------------
Natural Gas--0.7%
 Enron Capital $2.00 Pfd. Series C ........    225,000       5,596,875
                                                          --------------
Publishing, Broadcasting, Printing & Cable--1.2%
 News Corp. Overseas Ltd. Series A
  8.625% Pfd. .............................    400,000      10,050,000
                                                          --------------
REITS--2.0%
 Home Ownership Funding 2 Step-down
  Pfd. 144A 13.338% (b) ...................      5,000       4,899,880
 Marquette Real Estate Fund Step-down Pfd.
  144A 13.701% (b) ........................     12,000      11,805,120
                                                          --------------
                                                            16,705,000
                                                          --------------
TOTAL PREFERRED STOCKS
 (Identified cost $41,035,550) ......................       40,439,312
                                                          --------------
COMMON STOCKS--34.3%
Advertising--1.0%
 Interpublic Group Companies, Inc. ........     75,200       4,258,200
 Omnicom Group, Inc. ......................     81,600       4,324,800
                                                          --------------
                                                             8,583,000
                                                          --------------
Banks--1.6%
 BankAmerica Corp. ........................     14,700       1,718,062
 Barnett Banks, Inc. ......................    124,790       6,099,111
Banks--continued
 Chase Manhattan Corp. ....................     17,000     $ 1,574,625
 Citicorp .................................     17,900       2,015,988
 Mellon Bank Corp. ........................     25,600       2,128,000
                                                          --------------
                                                            13,535,786
                                                          --------------
Beverages--0.5%
 PepsiCo, Inc. ............................    121,600       4,240,800
                                                          --------------
Chemical--Specialty--0.7%
 Praxair, Inc. ............................    114,100       5,890,412
                                                          --------------
Computer Software & Services--0.3%
 Computer Associates International, Inc. ..     42,200       2,194,400
                                                          --------------
Conglomerates--0.4%
 Thermo Electron Corp. (c) ................     94,100       3,246,450
                                                          --------------
Cosmetics & Soaps--0.6%
 Colgate Palmolive Co. ....................     46,900       5,205,900
                                                          --------------
Diversified Miscellaneous--0.9%
 Hillenbrand Industries, Inc. .............    113,400       4,876,200
 Jostens, Inc. ............................     98,000       2,339,750
                                                          --------------
                                                             7,215,950
                                                          --------------
Electronics--5.2%
 Intel Corp. ..............................     22,400       3,430,000
 LSI Logic Corp. (c) ......................    112,100       4,287,825
 Perkin Elmer Corp. .......................    431,400      31,330,425
 Tektronix, Inc. ..........................     61,300       3,317,863
                                                          --------------
                                                            42,366,113
                                                          --------------
Healthcare--Diversified--0.7%
 Warner-Lambert Co. .......................     61,100       5,987,800
                                                          --------------
Healthcare--Drugs--1.7%
 Amgen, Inc. (c) ..........................     86,900       5,116,238
 Genzyme Corp. (c) ........................    180,200       4,167,125
 Merck & Co., Inc. ........................     50,000       4,525,000
                                                          --------------
                                                            13,808,363
                                                          --------------
Hospital Management & Services--1.0%
 Oxford Health Plans (c) ..................     51,800       3,412,325
 Pacificare Health Systems, Inc.
  Class B (c) .............................     24,500       1,966,125
 United Healthcare Corp. ..................     54,400       2,645,200
                                                          --------------
                                                             8,023,650
                                                          --------------
Insurance--3.0%
 Aetna, Inc. ..............................     44,200       4,027,725
 Allstate Corp. ...........................     39,200       2,567,600
 Chubb Corp. ..............................    137,300       7,929,075
 ITT Hartford Group, Inc. .................     55,300       4,119,850
 Western National Corp. ...................    206,000       5,304,500
                                                          --------------
                                                            23,948,750
                                                          --------------
Medical Products & Supplies--2.1%
 Baxter International, Inc. ...............    182,600       8,741,975
 Johnson & Johnson ........................     60,000       3,675,000
 U.S. Surgical Corp. ......................    119,125       4,080,031
                                                          --------------
                                                            16,497,006
                                                          --------------


                       See Notes to Financial Statements
6

Phoenix Income and Growth Fund

                                                        SHARES         VALUE
                                                       ---------     ----------
Metals & Mining--2.6%
 Alumax, Inc. (c) ............................           45,500      $ 1,660,750
 Aluminum Company of America .................          121,200        8,468,850
 Century Aluminum Co. ........................          152,100        2,509,650
 Kaiser Aluminum Corp. (c) ...................          148,200        1,593,150
 Reynolds Metals Co. .........................           29,800        2,022,675
 Stillwater Mining Co. (c) ...................          274,300        5,520,288
                                                                     -----------
                                                                      21,775,363
                                                                     -----------
Natural Gas--3.8%
 Burlington Resources, Inc. ..................           57,400        2,432,325
 Columbia Gas System, Inc. ...................           40,000        2,475,000
 Consolidated Natural Gas Co. ................           46,400        2,337,400
 Enron Corp. .................................          105,600        3,973,200
 Equitable Resources, Inc. ...................           85,600        2,535,900
 KN Energy, Inc. .............................           51,800        1,929,550
 New Jersey Resources Corp. ..................           58,300        1,683,412
 Questar Corp. ...............................           51,800        1,968,400
 Tejas Gas Corp. (c) .........................           51,800        2,149,700
 Washington Gas Light Co. ....................           79,700        1,833,100
 Williams Companies, Inc. ....................          173,650        7,618,894
                                                                     -----------
                                                                      30,936,881
                                                                     -----------
Office & Business Equipment--0.5%
 Seagate Technology, Inc. (c) ................           94,930        4,354,898
                                                                     -----------
Oil--1.9%
 Barrett Resources Corp. (c) .................          128,500        4,208,375
 NGC Corp. ...................................          170,800        3,010,350
 Noble Affiliates, Inc. ......................          114,000        4,075,500
 USX-Marathon Group ..........................          102,900        2,842,612
 Valero Energy Corp. .........................           43,100        1,513,888
                                                                     -----------
                                                                      15,650,725
                                                                     -----------
Oil Service & Equipment--2.3%
 Baker Hughes, Inc. ..........................          132,600        4,574,700
 Diamond Offshore Drilling, Inc. (c) .........           15,000          965,625
 ENSCO International, Inc. (c) ...............           87,600        4,161,000
 Noble Drilling Corp. (c) ....................          193,123        3,355,512
 Parker Drilling Co. (c) .....................          131,200        1,016,800
 Precision Drilling Corp. (c) ................           20,300          705,425
 Reading & Bates Corp. (c) ...................          106,200        2,376,225
 Tidewater, Inc. .............................           50,400        2,022,300
                                                                     -----------
                                                                      19,177,587
                                                                     -----------
Pollution Control--0.8%
 Republic Industries, Inc. (c) ...............          187,600        4,654,825
 WMX Technologies, Inc. ......................           67,700        1,988,688
                                                                     -----------
                                                                       6,643,513
                                                                     -----------
Professional Services--0.0%
 CellNet Data Systems (c) ......................          24,000         180,000
                                                                     -----------
REITS--0.9%
 IRT Property Co. ..............................         150,000       1,706,250
 Meditrust Corp. ...............................          96,296       3,514,804
 Patriot American Hospitality ..................         110,000       2,365,000
                                                                     -----------
                                                                       7,586,054
                                                                     -----------
Telecommunications Equipment--0.8%
 Cisco Systems, Inc. (c) .......................          39,500     $ 2,044,125
 Motorola, Inc. ................................          72,600       4,156,350
                                                                     -----------
                                                                       6,200,475
                                                                     -----------
Truckers & Marine--0.1%
 Hvide Marine, Inc. Class A (c) ................          51,000         879,750
                                                                     -----------
Utility--Electric--0.6%
 CMS Energy Corp. ..............................         150,000       4,762,500
                                                                     -----------
Utility--Gas--0.3%
 Eastern Enterprises ...........................          50,000       1,693,750
 MCN Energy Group, Inc. ........................          35,900       1,027,637
                                                                     -----------
                                                                       2,721,387
                                                                     -----------
TOTAL COMMON STOCKS
 (Identified cost $234,305,839) ................................     281,613,513
                                                                     -----------
FOREIGN COMMON STOCKS--4.2%
Banks--0.5%
 Credit Communial Holding/Dexia 144A
  (Belgium) (b) (c) ............................          38,000       3,801,140
                                                                     -----------
Beverages--0.5%
 PanAmerican Beverages, Inc. Class A
  (Mexico) .....................................         155,800       4,518,200
                                                                     -----------
Engineering & Construction--0.2%
 Chicago Bridge & Iron Co. NV
 (Netherlands)(c) ..............................          75,000       1,275,000
                                                                     -----------
Insurance--0.6%
 GCR Holdings Ltd. (Bermuda) ...................          40,000         865,000
 LaSalle Re Holdings Ltd. (Bermuda) ............          40,000       1,110,000
 Mid Ocean Ltd. (Bermuda) ......................          20,000         917,500
 Partner Re Ltd. (Bermuda) .....................          35,000       1,176,875
 Renaissancere Holdings Ltd. (Bermuda) .........          30,000       1,110,000
                                                                     -----------
                                                                       5,179,375
                                                                     -----------
Oil--0.4%
 Ensign Resource Service Group, Inc.
  (Canada) (c) .................................          45,000         788,796
 Shell Transport & Trading Co. ADR
  (United Kingdom) .............................          23,000       2,446,625
                                                                     -----------
                                                                       3,235,421
                                                                     -----------
Rails--0.6%
 Canadian Pacific Ltd. (Canada) ................         195,500       4,765,313
                                                                     -----------
Truckers & Marine--0.4%
 Knightsbridge Tankers Ltd. (Bermuda) ..........         150,000       3,412,500
                                                                     -----------
Utility--Telephone--1.0%
 BCE, Inc. (Canada) ............................         175,000       8,159,375
                                                                     -----------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $29,891,217) .................................      34,346,324
                                                                     -----------
TOTAL LONG-TERM INVESTMENTS--94.3%
 (Identified cost $714,897,196) ................................     775,226,009
                                                                     -----------

                      See Notes to Financial Statements

Phoenix Income and Growth Fund

                                    STANDARD
                                    & POOR'S      PAR
                                     RATING      VALUE
                                  (Unaudited)    (000)         VALUE
                                  ------------  --------- ---------------
SHORT-TERM OBLIGATIONS--1.0%
Commercial Paper--1.0%
 Vermont American Corp.
  5.52%, 5-1-97 ..................   A-1+      $ 3,985    $  3,985,000
 Du Pont (E.I) De Nemours &
  Co. 5.28%, 5-5-97 ..............   A-1+           85          84,950
 Preferred Receivables Funding
  Corp. 5.50%, 5-7-97 ............   A-1         2,795       2,792,438
 Campbell Soup Co. 5.50%,
  5-8-97 .........................   A-1+        1,510       1,508,385
                                                           --------------
                                                             8,370,773
                                                           --------------

                                                               VALUE
                                                          ---------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $8,370,773) .................           $  8,370,773
                                                         --------------
TOTAL INVESTMENTS--95.3%
 (Identified cost $723,267,969) ...............            783,596,782(a)
 Cash and receivables, less liabilities--4.7% .             38,770,707
                                                         --------------
NET ASSETS--100.0% ............................           $822,367,489
                                                         ==============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $75,942,538 and gross depreciation of $16,167,455 for income tax purposes. At April 30, 1997, the aggregate cost of securities for federal income tax purposes was $723,821,699.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1997, these securities amount to a value of $85,769,943 or 10.4% of net assets.
(c) Non-income producing.
(d) As rated by Moody's, Fitch or Duff & Phelps.
(e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(f) Rights incorporated as a unit.

                       See Notes to Financial Statements

Phoenix Income and Growth Fund

                       STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1997

Assets
Investment securities at value
  (Identified cost $723,267,969)                             $783,596,782
Cash                                                              137,964
Receivables
 Investment securities sold                                    38,042,993
 Fund shares sold                                                 159,269
 Dividends and interest                                         5,112,934
                                                            ---------------
  Total assets                                                827,049,942
                                                            ---------------
Liabilities
Payables
 Investment securities purchased                                2,145,605
 Fund shares repurchased                                        1,294,641
 Investment advisory fee                                          466,606
 Distribution fee                                                 392,443
 Transfer agent fee                                               183,927
 Financial agent fee                                               20,438
 Trustees' fee                                                      4,516
Accrued expenses                                                  174,277
                                                            ---------------
  Total liabilities                                             4,682,453
                                                            ---------------
Net Assets                                                   $822,367,489
                                                            ===============
Net Assets Consist of:
Capital paid in on shares of beneficial interest             $732,477,810
Undistributed net investment income                             2,320,683
Accumulated net realized gain                                  27,240,183
Net unrealized appreciation                                    60,328,813
                                                            ---------------
Net Assets                                                   $822,367,489
                                                            ===============
Class A
Shares of beneficial interest outstanding, $0.0001 par
  value, unlimited authorization
  (Net Assets $451,438,500)                                    45,801,216
Net asset value per share                                           $9.86
Offering price per share
 $9.86/(1-4.75%)                                                   $10.35
Class B
Shares of beneficial interest outstanding, $0.0001 par
  value, unlimited authorization
  (Net Assets $370,928,989)                                    37,580,543
Net asset value and offering price per share                        $9.87

                             STATEMENT OF OPERATIONS
                            YEAR ENDED APRIL 30, 1997

Investment Income
Interest                                                      $28,309,597
Dividends                                                      14,393,420
                                                             --------------
  Total investment income                                      42,703,017
                                                             --------------
Expenses
Investment advisory fee                                         5,982,415
Distribution fee--Class A                                       1,178,775
Distribution fee--Class B                                       3,831,208
Financial agent                                                   256,528
Transfer agent                                                  1,333,163
Printing                                                          135,492
Custodian                                                          88,002
Registration                                                       54,150
Professional                                                       52,219
Trustees                                                           22,674
Miscellaneous                                                      32,923
                                                             --------------
  Total expenses                                               12,967,549
                                                             --------------
Net investment income                                          29,735,468
                                                             --------------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                                58,030,503
Net realized loss on foreign currency transactions                (63,547)
Net change in unrealized appreciation (depreciation)
  on investments                                               (2,222,870)
                                                             --------------
Net gain on investments                                        55,744,086
                                                             --------------
Net increase in net assets resulting from operations          $85,479,554
                                                             ==============

                       See Notes to Financial Statements

Phoenix Income and Growth Fund

                       STATEMENT OF CHANGES IN NET ASSETS

                                                                                      Year Ended      Year Ended
                                                                                    April 30, 1997  April 30, 1996
                                                                                   ---------------  ---------------
From Operations
 Net investment income                                                              $  29,735,468    $  36,235,156
 Net realized gain                                                                     57,966,956       74,561,424
 Net change in unrealized appreciation (depreciation)                                  (2,222,870)      41,747,703
                                                                                   ---------------  ---------------
 Increase in net assets resulting from operations                                      85,479,554      152,544,283
                                                                                   ---------------  ---------------
From Distributions to Shareholders
 Net investment income--Class A                                                       (18,481,864)     (21,775,957)
 Net investment income--Class B                                                       (12,058,093)     (13,920,528)
 Net realized gains--Class A                                                          (39,142,002)      (1,790,547)
 Net realized gains--Class B                                                          (31,924,691)      (1,413,822)
                                                                                   ---------------  ---------------
 Decrease in net assets from distributions to shareholders                           (101,606,650)     (38,900,854)
                                                                                   ---------------  ---------------
From Share Transactions
Class A
 Proceeds from sales of shares (3,227,767 and 4,186,098 shares, respectively)          32,305,915       40,001,714
 Net asset value of shares issued from reinvestment of distributions
  (4,817,814 and 1,892,290 shares, respectively)                                       47,024,383       18,094,132
 Cost of shares repurchased (11,192,137 and 12,338,773 shares, respectively)         (112,400,718)    (118,161,444)
                                                                                   ---------------  ---------------
Total                                                                                 (33,070,420)     (60,065,598)
                                                                                   ---------------  ---------------
Class B
 Proceeds from sales of shares (2,616,679 and 3,371,066 shares, respectively)          26,139,385       32,278,099
 Net asset value of shares issued from reinvestment of distributions
  (3,430,811 and 1,165,398 shares, respectively)                                       33,531,068       11,169,191
 Cost of shares repurchased (7,729,516 and 8,800,122 shares, respectively)            (77,728,213)     (84,143,012)
                                                                                   ---------------  ---------------
Total                                                                                 (18,057,760)     (40,695,722)
                                                                                   ---------------  ---------------
 Decrease in net assets from share transactions                                       (51,128,180)    (100,761,320)
                                                                                   ---------------  ---------------
 Net increase (decrease) in net assets                                                (67,255,276)      12,882,109
Net Assets
 Beginning of period                                                                  889,622,765      876,740,656
                                                                                   ---------------  ---------------
 End of period (including undistributed net investment income of $2,320,683 and
  $2,996,598, respectively)                                                         $ 822,367,489    $ 889,622,765
                                                                                   ===============  ===============

                       See Notes to Financial Statements

Phoenix Income and Growth Fund

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)

                                                                           Class A
                                                  ----------------------------------------------------------
                                                                    Year Ended April 30,
                                                 1997             1996        1995        1994        1993
                                              --------          --------    --------    --------   -------
Net asset value, beginning of period           $10.08           $8.88       $9.33       $9.92        $9.13
Income from investment operations:
  Net investment income                          0.40            0.44        0.46        0.45         0.43
  Net realized and unrealized gain (loss)        0.66            1.22        0.03       (0.08)        0.88
                                             --------        --------    --------   ---------     --------
   Total from investment operations              1.06            1.66        0.49        0.37         1.31
                                             --------        --------    --------   ---------     --------

Less distributions:
  Dividends from net investment income          (0.40)          (0.42)      (0.45)      (0.44)       (0.44)
  Dividends from net realized gains             (0.88)          (0.04)      (0.33)      (0.52)       (0.08)
  In excess of accumulated net realized gains      --              --       (0.16)         --           --
                                             --------        --------    --------   ---------     --------

   Total distributions                          (1.28)          (0.46)      (0.94)      (0.96)       (0.52)
                                             --------        --------    --------   ---------     --------
Change in net asset value                       (0.22)           1.20       (0.45)      (0.59)        0.79
                                             --------        --------    --------   ---------     --------
Net asset value, end of period                  $9.86          $10.08       $8.88       $9.33        $9.92
                                             ========        ========    ========   =========     ========
Total return(2)                                 10.93%          19.01%       5.95%       3.38%       14.78%
Ratios/supplemental data:
  Net assets, end of period (thousands       $451,439        $493,454    $490,225    $524,855     $514,803
Ratio to average net assets of:
  Expenses                                       1.18%           1.18%       1.16%       1.23%        1.33%
  Net investment income                          3.82%           4.39%       5.07%       4.57%        4.60%
Portfolio turnover                                111%            107%         90%         88%          44%
Average commission rate paid(3)               $0.0515             N/A         N/A         N/A          N/A


                                                                           Class B
                                              ------------------------------------------------------------------
                                                                    Year Ended April 30,
                                                1997              1996        1995        1994            1993
                                              --------          --------    --------    --------         -------
Net asset value, beginning of period           $10.09           $8.88       $9.32       $9.92             $9.13
Income from investment operations:
  Net investment income                          0.31            0.36        0.39        0.38              0.25
  Net realized and unrealized gain (loss)        0.67            1.23        0.04       (0.08)             1.00
                                             --------        --------    --------   ---------          --------
   Total from investment operations              0.98            1.59        0.43        0.30              1.25
                                             --------        --------    --------   ---------          --------

Less distributions:
  Dividends from net investment income          (0.32)          (0.34)      (0.38)      (0.38)            (0.38)
  Dividends from net realized gains             (0.88)          (0.04)      (0.33)      (0.52)            (0.08)
  In excess of accumulated net realized gains      --              --       (0.16)         --                --
                                             --------        --------    --------   ---------          --------

   Total distributions                          (1.20)          (0.38)      (0.87)      (0.90)            (0.46)
                                             --------        --------    --------   ---------          --------

Change in net asset value                       (0.22)           1.21       (0.44)      (0.60)             0.79
                                             --------        --------    --------   ---------          --------

Net asset value, end of period                  $9.87          $10.09       $8.88       $9.32              $9.92
                                             ========        ========    ========   =========          =========
Total return(2)                                 10.05%          18.14%       5.23%       2.62%             14.09%
Ratios/supplemental data:
  Net assets, end of period (thousands)      $370,929        $396,169    $386,515    $378,847           $217,432
Ratio to average net assets of:
  Expenses                                       1.93%           1.93%       1.91%       1.91%              2.03%
  Net investment income                          3.06%           3.64%       4.32%       3.98%              3.73%
Portfolio turnover                                111%            107%         90%         88%                44%
Average commission rate paid(3)               $0.0515             N/A         N/A         N/A                N/A

(1) Computed using average shares outstanding.
(2) Maximum sales charge is not reflected in total return calculation.
(3) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                       See Notes to Financial Statements

PHOENIX INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 1997

1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix Income and Growth Fund (the "Fund") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund's primary investment objective is to invest in a diversified group of securities that are selected for current yield consistent with preservation of capital. The Fund offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of the Fund are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. Security valuation:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short- term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

B. Security transactions and related income:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Fund is notified. Interest income is recorded on the accrual basis. Discounts are amortized to income using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. Income taxes:

  It is the policy of the Fund to comply with the requirements of the Internal Revenue Code (the "Code") applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. In addition, the Fund intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. Distributions to shareholders:

  Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. Foreign currency translation:

  Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates between the date income is accrued and paid is treated as a gain or loss on foreign currency. The Fund does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

  As compensation for its services to the Fund, the Investment Adviser, National Securities and Research Corporation, an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee at an annual rate of 0.70% of the average daily net assets of the Fund for the first $1.0 billion and 0.65% for the second $1.0 billion.

PHOENIX INCOME AND GROWTH FUND
NOTES TO FINANCIAL STATEMENTS
April 30, 1997 (Continued)

  As Distributor of the Fund's shares, Phoenix Equity Planning Corp. ("PEPCO"), an indirect majority-owned subsidiary of PHL, has advised the Fund that it retained net selling commissions of $56,591 for Class A shares and deferred sales charges of $971,935 for Class B shares for the year ended April 30, 1997. In addition, the Fund pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares and 1.00% for Class B shares of the average daily net assets of the Fund. The Distribution Plan for Class A shares provides for fees to be paid up to a maximum on an annual basis of 0.30%; the Distributor has voluntarily agreed to limit the fee to 0.25%. The Distributor has advised the Fund that of the total amount expensed for the year ended April 30, 1997, $3,126,095 was earned by the Distributor and $1,883,888 was earned by unaffiliated participants.

  As Financial Agent of the Fund, PEPCO received a fee for bookkeeping, administration, and pricing services at an annual rate of 0.03% of the average daily net assets of the Fund through December 31, 1996, and starting on January 1, 1997, at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee may apply. PEPCO serves as the Fund's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended April 30, 1997, transfer agent fees were $1,333,163 of which PEPCO retained $496,785 which is net of fees paid to State Street.

  At April 30, 1997, PHL and affiliates held 120 Class A shares and 17 Class B shares of the Fund with a combined value of $1,348.

3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities, excluding short-term securities and options, for the year ended April 30, 1997 aggregated $883,564,825 and $1,039,092,454, including $24,846,276 and $40,519,832 of U.S. Government and
Agency securities, respectively.

4. CAPITAL LOSS CARRYOVERS

  Under current tax law, capital losses realized after October 31, 1996 may be deferred and treated as occurring on the first day of the following fiscal year. For the year ended April 30, 1997, the Fund deferred foreign currency losses of $38,947.

5. RECLASSIFICATION OF CAPITAL ACCOUNTS

  In accordance with accounting pronouncements, the Fund has recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Fund and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of April 30, 1997, the Fund decreased capital paid in on shares of beneficial interest by $99,138, increased undistributed net investment income by $128,574 and decreased accumulated net realized gains by $29,436.

TAX INFORMATION NOTICE (Unaudited)

  For federal income tax purposes, 21.6% of the ordinary income dividends paid by the Fund qualify for the dividends received deduction of corporate shareholders.
  For the fiscal year ended April 30, 1997, the Fund distributed $43,970,488 of long-term capital gain dividends.



This report is not authorized for distribution to prospective investors in the Phoenix Income & Growth Fund unless preceded or accompanied by an effective prospectus which includes information concerning the sales charge, the Fund's record and other pertinent information.

                        REPORT OF INDEPENDENT ACCOUNTANTS

Price Waterhouse LLP                                (Price Waterhouse logo)


To the Trustees and Shareholders of
Phoenix Income and Growth Fund

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Phoenix Income and Growth Fund (the "Fund") at April 30, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 1997 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

Price Waterhouse LLP

Boston, Massachusetts
June 10, 1997

Phoenix Income and Growth Fund

101 Munson Street
Greenfield, Massachusetts 01301

Trustees

C. Duane Blinn
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

Officers

Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
David R. Pepin, Executive Vice President
William J. Newman, Senior Vice President
John M. Hamlin, Vice President
William E. Keen, III, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary


Investment Adviser

National Securities & Research Corporation
56 Prospect Street
Hartford, Connecticut 06115-0480

Principal Underwriter

Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Transfer Agent

Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Custodian

State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Independent Accountants

Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

                     [THIS PAGE INTENTIONALLY LEFT BLANK]

Phoenix Income and Growth Fund
PO Box 2200
Enfield CT 06083-2200

(Phoenix Duff & Phelps logo)



PDP 743 (6/97)

October 31, 1997

PHOENIX FUNDS

                                 ANNUAL REPORT

-- PHOENIX BALANCED FUND

-- PHOENIX CONVERTIBLE FUND

-- PHOENIX GROWTH FUND

-- PHOENIX AGGRESSIVE
   GROWTH FUND

-- PHOENIX HIGH YIELD FUND

-- PHOENIX U.S. GOVERNMENT
   SECURITIES FUND

[Phoenix Logo] PHOENIX
               DUFF & PHELPS

Chairman's
Message

Dear Fellow Shareholder:

       We're pleased to provide this consolidated report for Phoenix Series Fund for the fiscal year ended October 31, 1997. This has been a remarkable time for the financial markets, particularly equities. For the latest 12 months, the S&P 500 Stock Index rose over 32%, substantially above the historical average return of 10.7%. In fact, the S&P 500 has had a positive return each year since 1990--the longest bull run in history and one of the most volatile.

       As we discussed in our semiannual report, in a volatile market environment, it's important to keep in mind a few "investment basics." The first rule of investing is to periodically review your long-term investment plan. Managing your investments in changing markets can be challenging, and your adviser knows some time-tested strategies that can help.

       Rebalancing your portfolio is one strategy to reduce risk. As the stock market has moved higher, your equity investments may have increased in value so that now they represent a higher percentage of your total portfolio than you originally intended. Your financial adviser may recommend a shift in asset allocation to bring your portfolio in line with your investment goals and tolerance for risk.

       Diversifying your portfolio is an effective strategy to smooth out the effects of volatility. Spreading your investments across a broad mix of securities, such as stocks and bonds, reduces risk. You can also diversify by investment style. For example, balance an investment in growth stocks with a fund that focuses on value-oriented stocks.

       Dollar-cost averaging is a time-tested investment approach to making market fluctuations work to your advantage. By using a systematic savings plan, you buy fewer shares when prices are high and more when prices fall. Periodic investment plans don't ensure a profit, however, and you should consider your ability to continue to make purchases through periods of low prices.

       During periods of market volatility, your most important asset may be your financial adviser. A recent study showed that investors who work with a financial adviser are most likely to maintain a long-term investment plan and as a result, build assets over time. Our mission is also to help you achieve your long-term financial goals. We look forward to continuing to serve your investment needs.

                                  Sincerely,

                                  /s/ Philip R. McLoughlin
                                  Philip R. McLoughlin
                                  President and Chairman
                                  Phoenix Funds

                                Table of Contents

           Equity Funds
             The Balanced Fund Series  ........................    2
             The Convertible Fund Series  .....................   11
             The Growth Fund Series ...........................   19
             The Aggressive Growth Fund Series  ...............   26
           Fixed Income Funds
             The High Yield Fund Series   .....................   33
             The U.S. Government Securities Fund Series  ......   41
           The Money Market Fund Series   .....................   48
           Notes to Financial Statements  .....................   55
           Fund Features and General Information   ............   60

                          PHOENIX BALANCED FUND SERIES

INVESTOR PROFILE

       Phoenix Balanced Fund is designed for investors seeking to supplement current income while maintaining the potential for future growth and conservation of capital.

INVESTMENT ADVISER'S REPORT

       Phoenix Balanced Fund posted double-digit gains over this latest fiscal reporting period. For the 12 months ended October 31, 1997, the Fund's Class A shares earned 18.04% and Class B shares returned 17.13%. Over the same reporting cycle, the Balanced Benchmark provided a total return of 21.16%. All performance figures assume reinvestment of dividends and exclude the effect of sales charges. Positive contributors to overall results during the fiscal year included strong stock selection and modest overweightings in the energy and financial services groups, which were among the best-performing sectors. With interest rates trending downward since mid-April, our decision to raise the average duration of the portfolio's bond holdings also boosted returns. Performance was held back by some of our technology and consumer cyclical holdings, and to a lesser degree, exposure to the poorly performing basic materials group.

OUTLOOK

       Looking ahead, our long-term outlook remains constructive. Although valuation levels have obviously risen for most of the market, the economy continues to grow at a sustainable pace, inflation remains benign and the outlook for overall corporate earnings is still positive. Stock selection continues to focus on large- and mid-cap firms that possess above-average earnings growth potential, superior management and global reach. The Fund is currently overweighted in energy, health-care and financial services--sectors we believe will continue to provide some of the best long-term growth opportunities. On the fixed-income side, the Fund is well-diversified in a number of traditional and non-traditional sectors, and our long-term outlook for the bond market remains positive. The fixed-income segment of the portfolio currently has an average credit quality of "AA" and a duration of approximately
5.6 years, slightly longer than our benchmark, the Lehman Brothers Aggregate Bond Index. As of October 31, 1997, the Fund's asset allocation was 55% equities, 32% fixed-income and 13% cash equivalents.

Phoenix Balanced Fund Series
--------------------------------------------------------------------------------

[LINE CHART]

(tabular representation of plot points)

BALANCED FUND

                     Balanced Benchmark  S&P 500        Phoenix Balanced Fund
                         Index**         Stock Index    -- Class A
10/31/87                 10000           10000           9525
10/31/88                 11284           11449           9732
10/31/89                 13476           14451           11736
10/31/90                 13328           13364           12289
10/31/91                 16574           17841           15516
10/31/92                 18143           19618           17032
10/31/93                 20441           22540           18721
10/31/94                 20701           23427           18701
10/31/95                 24935           29615           20917
10/31/96                 28835           36782           23433
10/31/97                 34937           48672           27661

[/LINE CHART]


              Average Annual Total Returns for Periods Ending 10/31/97

                                                                 From Inception
                                                                   7/15/94 to
                                  1 Year  5 Years   10 Years        10/31/97
--------------------------------------------------------------------------------
Class A with 4.75% sales charge   12.41%     9.12%     10.71%            --
--------------------------------------------------------------------------------
Class A at net asset value        18.04%    10.18%     11.25%            --
--------------------------------------------------------------------------------
Class B with CDSC                 13.13%       --         --          12.60%
--------------------------------------------------------------------------------
Class B at net asset value        17.13%       --         --          13.06%
--------------------------------------------------------------------------------
Balanced Benchmark**              21.16%    14.00%     13.33%         18.08%***
--------------------------------------------------------------------------------
S&P 500 Stock Index*              32.33%    19.93%     17.15%         26.62%
--------------------------------------------------------------------------------

This chart assumes an initial investment of $10,000 made on 10/31/87 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. The total return (since inception 7/15/94) for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%-3rd year, 2%-4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

*The S&P 500 Stock Index is an unmanaged but commonly used measure of stock total return performance. The S&P 500 performance does not reflect sales charges.

**The Balanced Benchmark is calculated based upon the performance of the following indexes: 55% S&P 500/35% Lehman Brothers Aggregate Bond Index/10% U.S. Treasury Bills and is produced by Frank Russell Company. The index's performance does not reflect sales charges.

***Index information from 7/31/94 to 10/31/97.

Phoenix Balanced Fund Series
--------------------------------------------------------------------------------

                         INVESTMENTS AT OCTOBER 31, 1997



                                                    STANDARD
                                                    & POOR'S      PAR
                                                     RATING      VALUE
                                                   (Unaudited)   (000)        VALUE
                                                  ------------- ---------  -------------
U.S. GOVERNMENT AND AGENCY SECURITIES--18.6%
U.S. Treasury Bonds--2.7%
 U.S. Treasury Bonds 6.375%,
    8/15/27  .................................... AAA            $44,700    $ 46,068,938
                                                                            ------------
U.S. Treasury Notes--10.7%
 U.S. Treasury Notes 6.875%,
    3/31/00  .................................... AAA             61,000      62,561,600
 U.S. Treasury Notes 6%,
    8/15/00  .................................... AAA             46,000      46,373,750
 U.S. Treasury Notes 5.75%,
    10/31/02 .................................... AAA             31,500      31,549,203
 U.S. Treasury Notes 6.50%,
    10/15/06 .................................... AAA             44,005      45,697,872
                                                                            ------------
                                                                             186,182,425
                                                                            ------------
Agency Mortgage-Backed Securities--5.2%
 FNMA 6.85%, 5/17/20  ........................... AAA             13,600      13,668,000
 GNMA 6.50%, '23-26   ........................... AAA             76,494      76,089,771
                                                                            ------------
                                                                              89,757,771
                                                                            ------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
   (Identified cost $318,536,384) .......................................    322,009,134
                                                                            ------------
NON-CONVERTIBLE BONDS--7.5%
Asset-Backed Securities--1.8%
 AESOP Funding II LLC 144A
    97-1, A2 6.40%, 10/20/03 (c)                 .AAA              8,500       8,561,094
 Associates Manufactured
    Housing Pass Through 97-2
    A6 7.075%, 3/15/28   ........................ AAA              3,000       3,015,000
 Fleetwood Credit Corp. 96-B, A
    6.90%, 3/15/12 .............................. AAA              3,103       3,143,347
 Green Tree Financial Corp.
    96-2, M1 7.60%, 4/15/27 ..................... AA-              9,150       9,610,359
 Green Tree Financial Corp.
    96-4, A6 7.40%, 6/15/27 ..................... AAA              4,500       4,649,063
 TLFC Equipment Lease Trust
    96-1, A 5.98%, 11/20/02 ..................... AAA              1,845       1,843,695
                                                                            ------------
                                                                              30,822,558
                                                                            ------------
Non-Agency Mortgage-Backed Securities--5.4%
 CS First Boston Mortgage 95-
    AE, B 7.182%, 11/25/27  ..................... AA-              6,260       6,322,600
 Chase Commercial Mortgage
    Securities Corp. 96-2, A1
    6.70%, 7/19/03 .............................. AAA              1,045       1,067,101
 DLJ Mortgage Acceptance Corp.
    96-CF1, A1B 144A 7.58%,
    3/13/28 (c) ................................. AAA              4,975       5,303,039
 First Union Lehman Bros.
    97-C1, B 7.43%, 4/18/07 ..................... Aa(d)            8,532       8,951,934
 G.E. Capital Mortgage Services,
    Inc. 96-8, M 7.25%, 5/25/26                  .AA               5,133       5,199,943


                                                    STANDARD
                                                    & POOR'S      PAR
                                                     RATING      VALUE
                                                   (Unaudited)   (000)         VALUE
                                                  ------------- ---------  -------------

Non-Agency Mortgage-Backed Securities--continued
 Lehman Large Loan 97-LL1, B
    6.95%, 3/12/07 .............................. AA             $10,500    $ 10,714,922
 Nationslink Funding Corp. 96-1,
    B 7.69%, 12/20/05 ........................... AA               5,907       6,245,709
 Prudential Home Mortgage
    Securities 93-L, 2B3 144A
    6.641%, 12/25/23 (c) ........................ A                5,000       4,892,187
 Residential Asset Securitization
    Trust 96-A8, A1 8%,
    12/25/26 .................................... AAA              3,276       3,341,807
 Residential Funding Mortgage
    Securities I 96-S1, A11
    7.10%, 1/25/26 .............................. AAA              7,000       7,096,250
 Residential Funding Mortgage
    Securities I 96-S4, M1 7.25%,
    2/25/26  .................................... AA               5,930       5,965,380
 Residential Funding Mortgage
    Securities I 96-S8, A4 6.75%,
    3/25/11  .................................... AAA              2,670       2,702,969
 Resolution Trust Corp. 93-C1, B
    8.75%, 5/25/24 .............................. Aa(d)            4,541       4,541,200
 Resolution Trust Corp. 95-2, M2
    7.009%, 5/25/29   ........................... Aa(d)            4,061       4,102,442
 Securitized Asset Sales 93-J 2B
    6.807%, 11/28/23  ........................... A                7,252       7,088,594
 Structured Asset Securities
    Corp. 93-C1, B 6.60%,
    10/25/24 .................................... A+               4,415       4,338,095
 Structured Asset Securities
    Corp. 95-C4, B 7%, 6/25/26 .................. AA               5,000       5,067,188
                                                                            ------------
                                                                              92,941,360
                                                                            ------------
Paper & Forest Products--0.2%
 Buckeye Cellulose Corp. 9.25%,
    9/15/08  .................................... BB-              4,185       4,383,787
                                                                            ------------
Truckers--0.1%
 Teekay Shipping Corp. 8.32%,
    2/1/08   .................................... BB               1,675       1,725,250
                                                                            ------------
TOTAL NON-CONVERTIBLE BONDS
 (Identified cost $126,448,775)  ............................................129,872,955
                                                                            ------------
FOREIGN GOVERNMENT SECURITIES--1.9%
Argentina--0.5%
 Republic of Argentina Discount
    L-GL Euro 6.875%, 3/31/23 (f).                BB               5,100       4,035,375
 Republic of Argentina Global
    Bond 11.375%, 1/30/17   ..................... BB                 800         764,000
 Republic of Argentina Par L-GP
    5.50%, 3/31/23 (f)   ........................ BB               6,050       4,076,188
                                                                            ------------
                                                                               8,875,563
                                                                            ------------


                       See Notes to Financial Statements
4









Phoenix Balanced Fund Series
--------------------------------------------------------------------------------

                                         STANDARD
                                         & POOR'S     PAR
                                          RATING      VALUE
                                        (Unaudited)   (000)        VALUE
                                       ------------- ---------  ------------

Brazil--0.4%
 Republic of Brazil Discount Z-L
    Euro 6.688%, 4/15/24 (f) ......... BB-            $ 5,200    $ 4,043,000
 Republic of Brazil Par Z-L Euro
    5.25%, 4/15/24 (f) ............... BB-              5,000      3,306,250
                                                                 -----------
                                                                   7,349,250
                                                                 -----------
Colombia--0.5%
 Republic of Colombia 7.25%,
    2/15/03   ........................ BBB-             8,950      8,685,259
                                                                 -----------
Mexico--0.5%
 United Mexican States Discount
    B Euro 6.836%, 12/31/19 (e)(f) .   BB               6,900      6,248,812
 United Mexican States Series B
    Euro 6.25%, 12/31/19 (e) ......... BB               1,500      1,200,000
                                                                 -----------
                                                                   7,448,812
                                                                 -----------
TOTAL FOREIGN GOVERNMENT SECURITIES
 (Identified cost $29,872,715) ..............................     32,358,884
                                                                 -----------
FOREIGN NON-CONVERTIBLE BONDS--0.2%
Chile--0.2%
 Petropower I Funding Trust
    144A 7.36%, 2/15/14 (c)  ......... BBB              2,900      2,866,592
                                                                 -----------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
 (Identified cost $2,900,000)  ..............................      2,866,592
                                                                 -----------
MUNICIPAL BONDS--2.7%
California--1.7%
 Kern County Pension Obligation
    Taxable 7.26%, 8/15/14   ......... AAA              6,830      7,093,979
 Long Beach Pension Obligation
    Taxable 6.87%, 9/1/06 ............ AAA              3,090      3,164,284
 Orange County Pension Series A
    Taxable 7.62%, 9/1/08 ............ AAA              9,545     10,275,479
 San Bernardino County
    Obligation Revenue Taxable
    6.87%, 8/1/08   .................. AAA              1,480      1,518,406
 San Bernardino County
    Obligation Revenue Taxable
    6.94%, 8/1/09   .................. AAA              4,035      4,153,468
 Ventura County Pension Taxable
    6.58%, 11/1/06  .................. AAA              3,560      3,577,800
                                                                 -----------
                                                                  29,783,416
                                                                 -----------
Florida--0.9%
 Miami Beach Special Obligation
    Taxable 8.60%, 9/1/21 ............ AAA             11,675     13,041,559
 University of Miami
    Exchangeable Revenue Series
    A Taxable 7.65%, 4/1/20  ......... AAA              1,940      2,007,201
                                                                 -----------
                                                                  15,048,760
                                                                 -----------


                                         STANDARD
                                         & POOR'S      PAR
                                          RATING      VALUE
                                        (Unaudited)   (000)        VALUE
                                       ------------- ---------  ------------

Virginia--0.1%
 Newport News Taxable Series B
    7.05%, 1/15/25  .................. AA-            $ 1,500    $ 1,490,550
                                                                 -----------
TOTAL MUNICIPAL BONDS
 (Identified cost $44,833,632)   ............................     46,322,726
                                                                 -----------
CONVERTIBLE BONDS--0.7%
Retail (General Merchandise)--0.7%
 Staples, Inc. Subordinate
    Debenture Cv. 144A 4.50%,
    10/1/00 (c)  ..................... BB-             10,000     12,687,500
                                                                 -----------
TOTAL CONVERTIBLE BONDS
 (Identified cost $10,000,000)   ............................     12,687,500
                                                                 -----------

                                                 SHARES
                                                 ---------
PREFERRED STOCKS--1.1%
REITS--1.1%
 Home Ownership Funding 2, Step-down
    Pfd. 144A 13.338% (c)  .....................   20,000   19,826,900
                                                           -----------
TOTAL PREFERRED STOCKS
 (Identified cost $19,371,530)  ........................    19,826,900
                                                           -----------
COMMON STOCKS--51.6%
Air Freight--0.2%
 Federal Express Corp. (b) .....................   53,400    3,564,450
                                                           -----------
Banks (Major Regional)--4.2%
 AmSouth Bancorporation ........................   64,700    3,109,644
 BankBoston Corp. ..............................   60,400    4,896,175
 Compass Bankshares, Inc.  .....................   50,100    1,888,144
 First Union Corp.   ...........................   35,000    1,717,188
 Fleet Financial Group, Inc.  ..................   80,100    5,151,431
 Mellon Bank Corp.   ...........................  380,000   19,593,750
 NationsBank Corp.   ...........................  420,400   25,171,450
 Washington Mutual, Inc.   .....................  158,800   10,867,875
                                                           -----------
                                                            72,395,657
                                                           -----------
Banks (Money Center)--1.1%
 BankAmerica Corp.   ...........................  139,800    9,995,700
 Citicorp   ....................................   67,100    8,391,694
                                                           -----------
                                                            18,387,394
                                                           -----------
Biotechnology--0.1%
 Centocor, Inc. (b)  ...........................   35,600    1,566,400
                                                           -----------
Broadcasting (Television, Radio, & Cable)--0.1%
 Chancellor Media Corp. (b)   ..................   28,700    1,574,912
                                                           -----------
Chemicals--0.5%
 Monsanto Co.  .................................  196,100    8,383,275
                                                           -----------
Communications Equipment--0.7%
 Ciena Corp. (b)  ..............................   66,800    3,674,000
 Lucent Technologies, Inc. .....................  107,000    8,820,812
                                                           -----------
                                                            12,494,812
                                                           -----------
Computers (Hardware)--2.0%
 International Business Machines Corp.   .        360,100   35,312,306
                                                           -----------


                       See Notes to Financial Statements
                                                                               5







Phoenix Balanced Fund Series
--------------------------------------------------------------------------------

                                                  SHARES      VALUE
                                                 --------- ------------
Computers (Networking)--0.6%
 Cisco Systems, Inc. (b)   .....................  131,150   $10,758,392
                                                            -----------
Computers (Peripherals)--0.6%
 EMC Corp. (b) .................................  189,900    10,634,400
                                                            -----------
Computers (Software & Services)--1.7%
 Adaptec, Inc. (b)   ...........................  243,900    11,813,906
 BMC Software, Inc. (b) ........................  190,800    11,519,550
 Compuware Corp. (b) ...........................   76,300     5,045,338
 Edwards (J.D.) & Co. (b)  .....................   46,000     1,564,000
                                                            -----------
                                                             29,942,794
                                                            -----------
Distributors (Food & Health)--1.5%
 Cardinal Health, Inc.  ........................  348,200    25,853,850
                                                            -----------
Electrical Equipment--1.2%
 General Electric Co.   ........................  301,900    19,491,419
 Honeywell, Inc.  ..............................   10,500       714,656
                                                            -----------
                                                             20,206,075
                                                            -----------
Electronics (Instrumentation)--1.1%
 Linear Technology Corp.   .....................  125,900     7,915,962
 Perkin Elmer Corp.  ...........................  192,700    12,043,750
                                                            -----------
                                                             19,959,712
                                                            -----------
Electronics (Semiconductors)--1.2%
 National Semiconductor Corp. (b)   ............  262,800     9,460,800
 Texas Instruments, Inc.   .....................  113,500    12,109,031
                                                            -----------
                                                             21,569,831
                                                            -----------
Entertainment--0.6%
 Tele-Comm Liberty Media Group (b)  ............   56,100     1,952,981
 Walt Disney Co.  ..............................  103,900     8,545,775
                                                            -----------
                                                             10,498,756
                                                            -----------
Financial (Diversified)--1.7%
 American Express Co.   ........................   48,700     3,798,600
 Franklin Resources, Inc.  .....................  138,200    12,420,725
 Price (T. Rowe) Associates   ..................  209,600    13,886,000
                                                            -----------
                                                             30,105,325
                                                            -----------
Health Care (Diversified)--1.1%
 Bristol-Myers Squibb Co.  .....................  215,000    18,866,250
                                                            -----------
Health Care (Drugs--Major Pharmaceuticals)--3.7%
 Lilly (Eli) & Co.   ...........................  271,600    18,163,250
 Merck & Co., Inc.   ...........................  164,900    14,717,325
 Pfizer, Inc.  .................................  382,400    27,054,800
 Watson Pharmaceuticals, Inc. (b)   ............  159,400     5,060,950
                                                            -----------
                                                             64,996,325
                                                            -----------
Health Care (Hospital Management)--0.9%
 HBO & Co.  ....................................  369,900    16,090,650
                                                            -----------
Health Care (Medical Products & Supplies)--1.7%
 Baxter International, Inc.   ..................  202,000     9,342,500
 Guidant Corp. .................................  195,600    11,247,000
 Medtronic, Inc.  ..............................  188,800     8,212,800
                                                            -----------
                                                             28,802,300
                                                            -----------
Household Furn. & Appliances--0.2%
 Sunbeam Corp., Inc. ...........................   79,300     3,593,281
                                                            -----------


                                                  SHARES      VALUE
                                                 --------- ------------
Household Products (Non-Durables)--1.6%
 Colgate-Palmolive Co.  ........................  207,700   $13,448,575
 Procter & Gamble Co.   ........................  202,000    13,736,000
                                                            -----------
                                                             27,184,575
                                                            -----------
Insurance (Multi-Line)--1.6%
 Hartford Financial Services Group, Inc.          107,100     8,675,100
 Travelers Group, Inc.  ........................  274,200    19,194,000
                                                            -----------
                                                             27,869,100
                                                            -----------
Insurance (Property-Casualty)--1.1%
 Allstate Corp.   ..............................  230,100    19,083,919
                                                            -----------
Investment Banking/Brokerage--0.9%
 Merrill Lynch & Co., Inc. .....................  239,400    16,189,425
                                                            -----------
Machinery (Diversified)--0.6%
 Deere & Co.   .................................  193,800    10,198,725
                                                            -----------
Manufacturing (Diversified)--1.0%
 Tyco International Ltd.   .....................  480,000    18,120,000
                                                            -----------
Natural Gas--0.4%
 Columbia Gas System, Inc. .....................   88,600     6,401,350
                                                            -----------
Oil (Domestic Integrated)--1.1%
 Tosco Corp.   .................................  561,200    18,519,600
                                                            -----------
Oil & Gas (Drilling & Equipment)--5.4%
 BJ Services Co. (b) ...........................   41,400     3,508,650
 Diamond Offshore Drilling, Inc. ...............   90,700     5,646,075
 ENSCO International, Inc. .....................  127,800     5,375,588
 Halliburton Co.  ..............................  299,600    17,863,650
 Nabors Industries, Inc. (b)  ..................  158,000     6,497,750
 Noble Drilling Corp. (b)  .....................  557,300    19,818,981
 Rowan Companies, Inc. (b) .....................   87,300     3,393,788
 Schlumberger Ltd.   ...........................  205,600    17,990,000
 Transocean Offshore, Inc. .....................  219,200    11,836,800
 Veritas DGC, Inc. (b)  ........................   43,000     1,760,313
                                                            -----------
                                                             93,691,595
                                                            -----------
Oil & Gas (Exploration & Production)--0.7%
 Apache Corp.  .................................  295,900    12,427,800
                                                            -----------
Paper & Forest Products--0.6%
 Fort James Corp. ..............................  246,700     9,790,906
                                                            -----------
Personal Care--1.1%
 Gillette Co.  .................................  206,700    18,409,219
                                                            -----------
Publishing (Newspapers)--0.6%
 Gannett Co, Inc. ..............................  197,600    10,386,350
                                                            -----------
Retail (Building Supplies)--0.6%
 Home Depot, Inc. ..............................  180,200    10,023,625
                                                            -----------
Retail (Drug Stores)--1.5%
 CVS Corp.  ....................................  261,700    16,045,481
 Rite Aid Corp.   ..............................  169,700    10,075,938
                                                            -----------
                                                             26,121,419
                                                            -----------
Retail (Food Chains)--0.6%
 Safeway, Inc. (b)   ...........................  180,900    10,514,812
                                                            -----------
Retail (General Merchandise)--1.2%
 Borders Group, Inc. (b)   .....................  206,100     5,345,719
 Staples, Inc. (b)   ...........................  572,800    15,036,000
                                                            -----------
                                                             20,381,719
                                                            -----------

                       See Notes to Financial Statements
6








Phoenix Balanced Fund Series
--------------------------------------------------------------------------------

                                               SHARES       VALUE
                                              --------- ---------------
Telecommunications (Cellular/Wireless)--1.2%
 AirTouch Communications, Inc. (b)  .........  518,400  $20,023,200
                                                        -------------
Telephone--0.1%
 LCI International, Inc. (b)  ...............   65,200    1,687,050
                                                        -------------
Tobacco--1.8%
 Philip Morris Companies, Inc.   ............  768,100   30,435,962
                                                        -------------
Waste Management--1.2%
 U.S. Filter Corp. (b)  .....................  516,800   20,736,600
                                                        -------------
TOTAL COMMON STOCKS
    (Identified cost $783,673,628)  ..................  893,754,098
                                                        -------------
FOREIGN COMMON STOCKS--2.9%
Banks (Major Regional)--0.2%
 Banco Rio de La Plata SA ADR
    (Argentina) (b)  ........................  355,000    3,727,500
                                                        -------------
Household Furn. & Appliances--1.8%
 Philips Electronics NV ADR NY
    Registered (Netherlands)  ...............  400,000   31,350,000
                                                        -------------
Oil (Domestic Integrated)--0.4%
 YPF Sociedad Anonima Sponsored
    ADR Class D (Argentina)   ...............  244,400    7,820,800
                                                        -------------
Oil (International Integrated)--0.5%
 Elf Aquitane Sponsored ADR (France) (b)       134,700    8,317,725
                                                        -------------
TOTAL FOREIGN COMMON STOCKS
    (Identified cost $50,522,802)...................     51,216,025
                                                        -------------
TOTAL LONG-TERM INVESTMENTS--87.2%
     (Identified cost $1,386,159,466)  .............  1,510,914,814
                                                        -------------


                                      STANDARD
                                      & POOR'S     PAR
                                       RATING      VALUE
                                     (Unaudited)   (000)
                                    ------------- ---------

SHORT-TERM OBLIGATIONS--10.2%
Commercial Paper--8.5%
 Cargill Inc. 5.65%, 11/3/97 ...... A-1+           $ 3,765      3,763,818
 Pitney Bowes Credit Corp.
    5.57%, 11/4/97  ............... A-1+             7,520      7,516,510
 International Lease Finance
    Corp. 5.50%, 11/5/97  ......... A-1             10,000      9,993,889
 Sara Lee Corp. 5.51%, 11/5/97     .A-1+             4,505      4,502,242
 Sara Lee Corp. 5.50%, 11/7/97     .A-1+            11,000     10,989,917
 Ciesco L.P. 5.52%, 11/10/97 ...... A-1+             2,775      2,771,171
 General Re Corp. 5.50%,
    11/10/97  ..................... A-1+            12,895     12,877,269
 Kimberly-Clark Corp. 5.57%,
    11/10/97  ..................... A-1+             8,000      7,988,860


                                   STANDARD
                                   & POOR'S     PAR
                                    RATING      VALUE
                                  (Unaudited)   (000)         VALUE
                                 ------------- --------- ----------------------

Commercial Paper--continued
 Kellogg Co. 5.52%,
    11/13/97  .................. A-1+           $ 5,300    $    5,290,248
 Enterprise Funding Corp.
    5.57%, 11/17/97 ............ A-1+             2,192         2,186,574
 Kimberly-Clark Corp.
    5.48%, 11/18/97 ............ A-1+             7,560         7,540,436
 Preferred Receivables
    Funding Corp. 5.53%,
    11/18/97  .................. A-1              7,150         7,131,329
 Albertson's Inc. 5.49%,
    11/19/97  .................. A-1              7,800         7,778,589
 Albertson's Inc. 5.50%,
    11/19/97  .................. A-1             10,665        10,635,671
 AlliedSignal Inc. 5.53%,
    11/19/97  .................. A-1              1,870         1,864,829
 Abbott Laboratories,
    5.50%, 11/20/97 ............ A-1+               200           199,419
 Receivables Capital Corp.
    5.55%, 11/20/97 ............ A-1+             5,121         5,106,000
 Private Export Funding
    Corp. 5.48%, 12/3/97  ...... A-1+             5,000         4,975,644
 Private Export Funding
    Corp. 5.51%, 12/3/97  ...... A-1+            15,000        14,926,533
 Private Export Funding
    Corp. 5.57%, 12/4/97  ...... A-1+             5,000         4,974,471
 Preferred Receivables
    Funding Corp. 5.52%,
    12/11/97  .................. A-1              5,790         5,753,224
 Heinz (H.J.) Co. 5.52%,
    12/15/97  .................. A-1              8,540         8,482,383
                                                           --------------
                                                              147,249,026
                                                           --------------
Federal Agency Securities--1.7%
 FFCB 5.50%, 11/3/97   .....................      5,000         5,000,091
 FHLMC 5.47%, 11/12/97 .....................     11,785        11,765,303
 FHLMC 5.46%, 11/13/97 .....................      5,835         5,824,380
 FNMA 5.46%, 11/24/97  .....................      6,170         6,148,477
                                                           --------------
                                                               28,738,251
                                                           --------------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $175,988,440)  .....................        175,987,277
                                                           --------------
TOTAL INVESTMENTS--97.4%
 (Identified cost $1,562,147,906).....................      1,686,902,091(a)
 Cash and receivables, less liabilities--2.6%   ......         45,698,172
                                                           --------------
NET ASSETS--100.0%                                         $1,732,600,263
                                                           ==============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $145,763,717 and gross depreciation of $24,122,475 for income tax purposes. At October 31, 1997, the aggregate cost of securities for federal income tax purposes was $1,565,260,849.
(b) Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1997, these securities amounted to a value of $54,137,312 or 3.1% of net assets.
(d) As rated by Moody's, Fitch or Duff & Phelps.
(e) Rights incorporated as a unit.
(f) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

                        See Notes to Financial Statements
                                                                               7

Phoenix Balanced Fund Series
--------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1997


Assets
Investment securities at value
  (Identified cost $1,562,147,906)                          $1,686,902,091
Short-term investments held as collateral for loaned
  securities                                                       539,973
Cash                                                               971,706
Receivables
 Investment securities sold                                     48,531,371
 Dividends and interest                                          5,249,560
 Fund shares sold                                                  889,210
                                                            --------------
  Total assets                                               1,743,083,911
                                                            --------------
Liabilities
Payables
 Investment securities purchased                                 5,641,600
 Fund shares repurchased                                         2,408,668
 Collateral on securities loaned                                   539,973
 Investment advisory fee                                           798,944
 Distribution fee                                                  397,940
 Transfer agent fee                                                358,400
 Financial agent fee                                                33,481
 Trustees' fee                                                       3,636
Accrued expenses                                                   301,006
                                                            --------------
  Total liabilities                                             10,483,648
                                                            --------------
Net Assets                                                  $1,732,600,263
                                                            ==============
Net Assets Consist of:
Capital paid in on shares of beneficial interest            $1,355,489,730
Undistributed net investment income                              4,441,011
Accumulated net realized gain                                  247,915,337
Net unrealized appreciation                                    124,754,185
                                                            --------------
Net Assets                                                  $1,732,600,263
                                                            ==============
Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $1,702,384,566)           94,226,804
Net asset value per share                                   $        18.07
Offering price per share
 $18.07/(1-4.75%)                                           $        18.97
Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $30,215,697)               1,675,102
Net asset value and offering price per share                $        18.04


                             STATEMENT OF OPERATIONS
                           YEAR ENDED OCTOBER 31, 1997

Investment Income
Interest                                                      $ 52,009,109
Dividends                                                       12,458,844
Security lending                                                   844,196
                                                              ------------
   Total investment income                                      65,312,149
                                                              ------------
Expenses
Investment advisory fee                                          9,489,765
Distribution fee--Class A                                       4,424,138
Distribution fee--Class B                                          282,982
Financial agent fee                                                423,306
Transfer agent                                                   2,590,350
Printing                                                           350,915
Custodian                                                          147,813
Professional                                                        35,929
Registration                                                        31,799
Trustees                                                            19,365
Miscellaneous                                                       67,620
                                                              ------------
   Total expenses                                               17,863,982
                                                              ------------
Net investment income                                           47,448,167
                                                              ------------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                                250,102,191
                                                              ------------
Net realized gain on written options                                59,252
                                                              ------------
Net change in unrealized appreciation (depreciation)
  on investments                                                   404,566
                                                              ------------
Net gain on investments                                        250,566,009
                                                              ------------
Net increase in net assets resulting from
  operations                                                  $298,014,176
                                                              ============

                        See Notes to Financial Statements
8

Phoenix Balanced Fund Series
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                     Year Ended           Year Ended
                                                                                  October 31, 1997     October 31, 1996
                                                                                  ------------------   -----------------
From Operations
 Net investment income                                                             $   47,448,167       $   59,439,739
 Net realized gain                                                                    250,161,443          195,766,527
 Net change in unrealized appreciation (depreciation)                                     404,566           (9,808,717)
                                                                                   --------------       --------------
 Increase in net assets resulting from operations                                     298,014,176          245,397,549
                                                                                   --------------       --------------
From Distributions to Shareholders
 Net investment income--Class A                                                       (48,278,671)         (62,440,078)
 Net investment income--Class B                                                          (561,622)            (463,570)
 Net realized gains--Class A                                                         (194,038,812)        (124,234,079)
 Net realized gains--Class B                                                           (2,800,356)            (996,128)
                                                                                   --------------       --------------
 Decrease in net assets from distributions to shareholders                           (245,679,461)        (188,133,855)
                                                                                   --------------       --------------
From Share Transactions
Class A
 Proceeds from sales of shares (4,597,468 and 8,800,790 shares, respectively)          78,630,179          149,289,059
 Net asset value of shares issued from reinvestment of distributions
  (13,753,866 and 10,383,411 shares, respectively)                                    223,224,574          172,128,352
 Cost of shares repurchased (32,162,386 and 48,762,578 shares, respectively)         (548,027,979)        (825,995,436)
                                                                                   --------------       --------------
Total                                                                                (246,173,226)        (504,578,025)
                                                                                   --------------       --------------
Class B
 Proceeds from sales of shares (319,964 and 616,550 shares, respectively)               5,480,183           10,464,882
 Net asset value of shares issued from reinvestment of distributions
  (189,697 and 80,135, respectively)                                                    3,074,179            1,326,954
 Cost of shares repurchased (329,164 and 199,574 shares, respectively)                 (5,630,228)          (3,374,422)
                                                                                   --------------       --------------
Total                                                                                   2,924,134            8,417,414
                                                                                   --------------       --------------
 Decrease in net assets from share transactions                                      (243,249,092)        (496,160,611)
                                                                                   --------------       --------------
 Net decrease in net assets                                                          (190,914,377)        (438,896,917)
Net Assets
 Beginning of period                                                                1,923,514,640        2,362,411,557
                                                                                   --------------       --------------
 End of period (including undistributed net investment income of
  $4,441,011 and $4,825,975, respectively)                                         $1,732,600,263       $1,923,514,640
                                                                                   ==============       ==============



                       See Notes to Financial Statements
                                                                               9

Phoenix Balanced Fund Series
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
     (Selected data for a share outstanding throughout the indicated period)



                                                                                  Class A
                                           --------------------------------------------------------------------------------------
                                                                           Year Ended October 31,
                                                1997              1996             1995             1994              1993
                                           ----------------- ---------------- ---------------- ----------------- ----------------
Net asset value, beginning of period             $17.56           $17.04             $15.23           $16.64            $15.92
Income from investment operations
 Net investment income                             0.48             0.48               0.52             0.48              0.46
 Net realized and unrealized gain (loss)           2.38             1.46               1.80            (1.01)             1.08
                                            -------------     ------------     ------------      -----------      ------------
  Total from investment operations                 2.86             1.94               2.32            (0.53)             1.54
                                            -------------     ------------     ------------      -----------      ------------
Less distributions
 Dividends from net investment income              ( 0.48)          ( 0.49)           (0.51)           (0.49)            (0.46)
 Dividends from net realized gains                 ( 1.87)          ( 0.93)              --            (0.39)            (0.36)
                                            -------------     ------------     ------------      -----------      ------------
  Total distributions                              ( 2.35)          ( 1.42)           (0.51)           (0.88)            (0.82)
                                            -------------     ------------     ------------      -----------      ------------
Change in net asset value                          0.51             0.52               1.81            (1.41)             0.72
                                            -------------     ------------     ------------      -----------      ------------
Net asset value, end of period                   $18.07           $17.56             $17.04           $15.23            $16.64
                                            =============     ============     ============      ===========      ============
Total return(1)                                   18.04  %         12.03  %           15.52%           (3.28)%            9.92%
Ratios/supplemental data:
Net assets, end of period (thousands)       $1,702,385        $1,897,306         $2,345,440       $2,601,808        $3,126,014
Ratio to average net assets of:
 Operating expenses                                0.98  %          1.01  %            1.02%            0.96%             0.95%
 Net investment income                             2.65  %          2.74  %            3.27%            3.03%             2.88%
Portfolio turnover                                    206%             191%             197%             159%              130%
Average commission rate paid(4)                   $0.0541          $0.0546          N/A              N/A               N/A





                                                                       Class B
                                             ------------------------------------------------------------
                                                                                            From
                                                                                         Inception
                                                      Year Ended October 31,             7/15/94 to
                                               1997          1996           1995          10/31/94
                                             -----------   -----------   ------------   -----------------

Net asset value, beginning of period         $17.54        $17.01        $15.23          $15.27
Income from investment operations
 Net investment income                         0.35          0.35          0.40            0.09
 Net realized and unrealized gain (loss)       2.37          1.47          1.80           (0.04)
                                             --------      --------      -------         ----------
  Total from investment operations             2.72          1.82          2.20            0.05
                                             --------      --------      -------         ----------
Less distributions
 Dividends from net investment income         (0.35)        (0.36)        (0.42)          (0.09)
 Dividends from net realized gains            (1.87)        (0.93)           --              --
                                             --------      --------      -------         ----------
  Total distributions                         (2.22)        (1.29)        (0.42)          (0.09)
                                             --------      --------      -------         ----------
Change in net asset value                      0.50          0.53          1.78           (0.04)
                                             --------      --------      -------         ----------
Net asset value, end of period               $18.04        $17.54        $17.01          $15.23
                                             ========      ========      =======         ==========
Total return(1)                               17.13%        11.24%        14.68%           0.34%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)       $30,216       $26,209       $16,971          $4,629
Ratio to average net assets of:
 Operating expenses                            1.73%         1.76%         1.78%           1.65%(2)
 Net investment income                         1.90%         1.96%         2.46%           2.36%(2)
Portfolio turnover                              206%          191%          197%            159%
Average commission rate paid(4)            $ 0.0541       $0.0546           N/A             N/A



(1) Maximum sales load is not reflected in the total return calculation.
(2) Annualized.
(3) Not annualized.
(4) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                        See Notes to Financial Statements
10

PHOENIX CONVERTIBLE FUND SERIES

INVESTOR PROFILE

     Phoenix Convertible Fund is designed for an investor seeking to supplement current income, while maintaining the potential for growth.

INVESTMENT ADVISER'S REPORT

     For the 12 months ended October 31, 1997, Phoenix Convertible Fund Class A and B shares posted strong returns of 17.40% and 16.49%, respectively, compared with a 19.71% return for CS First Boston Convertible Securities Index. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     Several factors contributed positively to performance during this latest reporting cycle. Our energy technology holdings, particularly Nabors Industries, Diamond Offshore Drilling and Key Energy, had very strong results. Other positive contributors included exposure to the cable industry, which performed well, and some individual stocks, such as Rite Aid and Home Depot. Performance was held back slightly by our underweighting in the financial services sector and the Fund's overall conservative profile in a rapidly rising equity market.

OUTLOOK

     Our long-term outlook for the stock market remains constructive. Although valuation levels have risen for most of the market, the economy continues to grow at a moderate pace, inflation remains benign and the outlook for overall corporate earnings is still good. Our security selection continues to focus on large- and mid-cap firms that possess above-average earnings growth potential, superior management and positive industry fundamentals. We are currently emphasizing the energy and health-care sectors, which we believe will continue to provide some of the best long-term growth opportunities. As always, we remain committed to the Fund's overall objective of providing low-risk equity exposure.

     As of October 31, 1997, the Fund's asset allocation was 71% convertible securities, 13% common stock, and 16% cash equivalents.

Phoenix Convertible Fund Series
--------------------------------------------------------------------------------

[LINE CHART]

(tabular representation of plot points)

               CS First Boston
               Convertible         S&P 500        Convertible Fund
               Securities Index    Stock Index*   -- Class A

10/31/87            10000             10000             9525
10/31/88            11461             11449             9881
10/31/89            12899             14451             11544
10/31/90            11411             13364             11815
10/31/91            15281             17841             13702
10/31/92            17643             19618             15588
10/31/93            21975             22540             17550
10/31/94            21583             23427             17290
10/31/95            24920             29615             19270
10/31/96            28934             36782             21881
10/31/97            34635             48672             25687

[/LINE CHART]

            Average Annual Total Returns for Periods Ending 10/31/97

                                                                From Inception
                                                                 7/15/94 to
                                      1 Year  5 Years  10 Years   10/31/97
--------------------------------------------------------------------------------
Class A with 4.75% sales charge       11.82%     9.44%    10.02%       --
--------------------------------------------------------------------------------
Class A at net asset value            17.40%    10.51%    10.55%       --
--------------------------------------------------------------------------------
Class B with CDSC                     12.49%       --        --     11.67%
--------------------------------------------------------------------------------
Class B at net asset value            16.49%       --        --     12.14%
--------------------------------------------------------------------------------
CS First Boston Convertible
 Securities Index**                   19.71%    14.44%    13.23%    16.00%***
--------------------------------------------------------------------------------
S&P 500 Stock Index*                  32.33%    19.93%    17.15%    26.62%
--------------------------------------------------------------------------------


This chart assumes an initial investment of $10,000 made on 10/31/87 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception date, fees and sales charges. The total return (from inception 7/15/94) for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%-3rd year, 2%-4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

*The S&P 500 Stock Index is an unmanaged but commonly used measure of stock total return performance. The S&P 500 performance does not reflect sales charges.

**The CS First Boston Convertible Securities Index is an unmanaged but commonly used index that tracks the returns of 250 to 300 convertible bonds and preferreds rated B- or better by Standard & Poor's. The index's performance does not reflect sales charges.

***Index information from 7/31/94 to 10/31/97.

Phoenix Convertible Fund Series
--------------------------------------------------------------------------------

                         INVESTMENTS AT OCTOBER 31, 1997



                                               STANDARD
                                               & POOR'S     PAR
                                                RATING      VALUE
                                             (Unaudited)    (000)        VALUE
                                             ------------- ---------   -------------
CONVERTIBLE BONDS--47.8%
Advertising--1.3%
 Interpublic Group Cv. 144A
    1.80%, 9/16/04 (c) ..................... NR             $ 2,500     $ 2,034,375
 Omnicom Group, Inc. Cv. 144A
    4.25%, 1/3/07 (c)  ..................... A-                 510         640,050
                                                                        -----------
                                                                          2,674,425
                                                                        -----------
Communications Equipment--0.7%
 BBN Corp. Cv. 6%, 4/1/12 .................. B(d)             1,500       1,447,500
                                                                        -----------
Computers (Software & Services)--3.0%
 Adaptec, Inc. Cv. 4.75%,
    2/1/04 ................................. NR               2,000       2,297,500
 EMC Corp. Cv. 144A 3.25%,
    3/15/02 (c)  ........................... BB+              1,000       1,372,500
 System Software Association
    14%, 9/15/02 ........................... NR               2,750       2,681,250
                                                                        -----------
                                                                          6,351,250
                                                                        -----------
Electrical Equipment--1.9%
 Thermo Electron Corp. Cv.
    144A 4.25%, 1/1/03 (c)   ............... A-               3,500       3,950,625
                                                                        -----------
Electronics (Instrumentation)--0.9%
 Xilinx, Inc. Cv. 144A 5.25%,
    11/1/02 (c)  ........................... B                1,850       1,803,750
                                                                        -----------
Health Care (Hospital Management)--1.0%
 Tenet Healthcare Cv. 6%,
    12/1/05   .............................. B+               2,075       2,023,125
                                                                        -----------
Health Care (Long Term Care)--0.8%
 Sunrise Assisted Living Cv.
    144A 5.50%, 6/15/02 (c)  ............... B-               1,500       1,773,750
                                                                        -----------
Leisuretime (Products)--6.0%
 Family Golf Centers, Inc. Cv.
    144A 5.75%, 10/15/04 (c) ............... NR               1,000         972,500
 Imax Corp. Cv. 5.75%, 4/1/03   ............ NR               2,500       3,271,875
 Time Warner, Inc. Cv. 0%,
    12/17/12  .............................. BBB-             3,000       1,188,750
 Time Warner, Inc. Cv. 0%,
    6/22/13   .............................. BBB-            14,635       7,207,738
                                                                        -----------
                                                                         12,640,863
                                                                        -----------
Lodging--Hotels--0.4%
 Marriott International, Inc. Cv.
    144A 0%, 3/25/11 (c)  .................. BBB              1,390         900,025
                                                                        -----------
Metals Mining--3.7%
 Coeur d'Alene Euro Cv. 6%,
    6/10/02   .............................. CCC+             1,000         858,750
 Coeur d'Alene Cv. 144A 7.25%,
    10/31/05 (c) ........................... NR               6,000       5,475,000
 Stillwater Mining Co. Cv. 7%,
    5/1/03 ................................. NR               1,500       1,477,500
                                                                        -----------
                                                                          7,811,250
                                                                        -----------


                                               STANDARD
                                               & POOR'S      PAR
                                                RATING      VALUE
                                             (Unaudited)    (000)         VALUE
                                             ------------- ---------   -------------
Oil (Domestic Integrated)--0.5%
 Pennzoil Co. Series US Cv.
    4.75%, 10/1/03  ........................ BBB            $   730     $ 1,031,125
                                                                        -----------
Oil & Gas (Drilling & Equipment)--5.2%
 Baker Hughes, Inc. Cv. 0%,
    5/5/08 ................................. A                2,100       1,858,500
 Halter Marine Group, Inc. Cv.
    144A 4.50%, 9/15/04 (c)  ............... B+               2,175       2,745,937
 Key Energy Group Cv. 144A
    5%, 9/15/04 (c) ........................ NR               2,000       2,037,500
 Loews Corp. Cv. 3.125%,
    9/15/07   .............................. A+               2,000       2,277,500
 Nabors Industries, Inc. Cv. 5%,
    5/15/06   .............................. BBB-               805       1,873,638
                                                                        -----------
                                                                         10,793,075
                                                                        -----------
Oil & Gas (Exploration & Production)--1.3%
 Apache Corp. Cv. 144A 6%,
    1/15/02 (c)  ........................... BBB              2,000       2,750,000
                                                                        -----------
Professional Services--1.5%
 CORESTAFF, Inc. Cv. 2.94%,
    8/15/04   .............................. NR               4,000       3,240,000
                                                                        -----------
Publishing--1.1%
 Hollinger, Inc. Yankee Series
    US (LYONS) Cv. 0%,
    10/5/13   .............................. BB-              6,000       2,280,000
                                                                        -----------
Publishing (Newspapers)--0.7%
 Times Mirror Co. Cv. 144A 0%,
    4/15/17 (c)  ........................... A                3,500       1,408,750
                                                                        -----------
Retail (Drug Stores)--2.7%
 Rite Aid Corp. Cv. 144A
    5.25%, 9/15/02 (c) ..................... BBB              5,175       5,550,187
                                                                        -----------
Retail (General Merchandise)--6.4%
 Home Depot, Inc. Cv. 3.25%,
    10/1/01   .............................. A+               3,125       4,023,437
 Office Depot, Inc. Cv. 0%,
    11/1/08   .............................. BB-              5,000       3,112,500
 Pep Boys Cv. 0%, 9/20/11 .................. BBB              7,775       4,169,344
 Saks Holdings, Inc. Cv. 5.50%,
    9/15/06   .............................. B                1,250       1,064,062
 Sports Authority, Inc. (The) Cv.
    144A 5.25%, 9/15/01 (c)  ............... B                1,000         923,750
                                                                        -----------
                                                                         13,293,093
                                                                        -----------
Telecommunications (Cellular/Wireless)--1.6%
 Itron, Inc. Cv. 6.75%,
    3/31/04   .............................. NR               1,000       1,110,000
 U.S. Cellular Corp. Cv. 0%,
    6/15/15   .............................. BBB-             6,000       2,205,000
                                                                        -----------
                                                                          3,315,000
                                                                        -----------

                       See Notes to Financial Statements
                                                                              13








Phoenix Convertible Fund Series
--------------------------------------------------------------------------------


                                      STANDARD
                                      & POOR'S     PAR
                                       RATING      VALUE
                                    (Unaudited)    (000)         VALUE
                                    ------------- ---------   -------------
Utility--Water--0.9%
 Atria Communities, Inc. Cv.
    144A 5%, 10/15/02 (c) ......... NR             $ 1,000     $  1,006,250
 World Access, Inc. Cv. 144A
    4.50%, 10/1/02 (c) ............ CCC+             1,000          960,000
                                                               ------------
                                                                  1,966,250
                                                               ------------
Waste Management--6.2%
 Chemical Waste Management,
    Inc. Cv. 0%, 8/16/10  ......... BBB+            14,150        6,509,000
 U.S.A. Waste Services, Inc. Cv.
    4%, 2/1/02   .................. BBB-             2,650        2,822,250
 WMX Technologies, Inc.
    Subordinate Notes Cv. 2%,
    1/24/05   ..................... BBB+             4,485        3,700,125
                                                               ------------
                                                                 13,031,375
                                                               ------------
TOTAL CONVERTIBLE BONDS
 (Identified cost $96,840,155)...........................       100,035,418
                                                               ------------
CONVERTIBLE FOREIGN BONDS--6.8%
Germany--0.6%
 Volkswagen Cv. 144A 3%,
    1/24/02 (c)  .................. A+               1,000        1,172,500
                                                               ------------
Ireland--0.8%
 Elan International Finance
    (LYON) Cv. 0%, 10/16/12  ...... BBB-             1,500        1,629,375
                                                               ------------
Switzerland--4.4%
 Roche Holdings, Inc. Cv. 144A
    0%, 5/6/12 (c)  ............... NR              11,450        4,980,750
 Sandoz Capital BVI Ltd. Cv.
    144A 2%, 10/6/02 (c)  ......... Aaa(d)           2,830        4,145,950
                                                               ------------
                                                                  9,126,700
                                                               ------------
United Kingdom--1.0%
 Grand Metropolitan PLC Cv.
    144A 6.50%, 1/31/00 (c)  ...... A+               1,640        2,132,000
                                                               ------------
TOTAL CONVERTIBLE FOREIGN BONDS
 (Identified cost $12,059,638)...........................        14,060,575
                                                               ------------


                                                  SHARES
                                                  --------
CONVERTIBLE PREFERRED STOCKS--16.8%
Airlines--1.0%
 Trans World Air Cv. Pfd. 8% (b)   ............   72,000      2,106,000
                                                              ---------
Broadcasting (Television, Radio & Cable)--0.9%
 Merrill Lynch & Co. Series Cox
    (STRYPES) Cv. Pfd. 6% .....................   49,100      1,331,837
 TCI Pacific Communications Cv. Pfd.
    5%  .......................................    5,000        696,875
                                                              ---------
                                                              2,028,712
                                                              ---------
Computers (Software & Services)--0.4%
 Microsoft Corp. Series A Cv. Pfd. $2.196      .   8,500        750,125
                                                              ---------


                                                    SHARES       VALUE
                                                   ---------   -------------
Conglomerates--0.5%
 USX Corp. Cv. Pfd. 6.75%  .....................     50,000     $ 1,125,000
                                                                -----------
Electric Companies--1.7%
 AES Trust I Series A (TECONS) Cv. Pfd.
    5.375%  ....................................     20,000       1,280,000
 Houston Industries, Inc. (ACES) Cv. Pfd.
    7% (b)  ....................................     40,300       2,206,425
                                                                -----------
                                                                  3,486,425
                                                                -----------
Health Care (Diversified)--0.7%
 McKesson Corp. Cv. Pfd. 144A $2.50 (c)         .    20,500       1,566,969
                                                                -----------
Insurance (Multi-Line)--1.9%
 St. Paul Capital LLC (MIPS) Cv. Pfd. 6%  ......     56,000       3,920,000
                                                                -----------
Metals Mining--0.8%
 Coeur d'Alene Cv. Pfd. 7% .....................     35,000         549,063
 Timet Capital Trust I Cv. Pfd. 144A
    6.625% (c) .................................     20,000       1,040,000
                                                                -----------
                                                                  1,589,063
                                                                -----------
Natural Gas--0.5%
 MCN Energy Group, Inc. (PRIDES) Cv.
    Pfd. 8.75% (b)   ...........................     34,900       1,057,906
                                                                -----------
Oil & Gas (Drilling & Equipment)--1.0%
 EVI, Inc. Cv. Pfd. 144A 5%,
    11/1/27 (c)   ..............................     42,000       2,115,750
                                                                -----------
Oil (Domestic Integrated)--4.2%
 Lomak Petroleum Cv. Pfd. 144A 5.75% (c).            50,000       2,531,250
 Occidental Petroleum Corp. Series 1993
    Cv. Pfd. 144A $3.875 (c)  ..................    101,000       6,274,625
                                                                -----------
                                                                  8,805,875
                                                                -----------
Savings & Loan Companies--0.7%
 Ahmanson (H. F.) & Co. Series D Cv.
    Pfd. 6% ....................................     12,900       1,560,900
                                                                -----------
Telecommunications (Cellular/wireless)--1.9%
 Airtouch Communication Series C Cv.
    Pfd. 4.25% (b)   ...........................     65,000       3,900,000
                                                                -----------
Telephone--0.6%
 US West, Inc. Series D Cv. Pfd. 4.50% .........     21,000       1,204,875
                                                                -----------
TOTAL CONVERTIBLE PREFERRED STOCKS
 (Identified cost $30,644,298)..............................     35,217,600
                                                                -----------
COMMON STOCKS--12.2%
Communications Equipment--0.4%
 Ciena Corp. (b)  ..............................     19,000       1,045,000
                                                                -----------
Electronics (Instrumentation)--1.7%
 Perkin Elmer Corp.  ...........................     58,500       3,656,267
                                                                -----------
Health Care (Diversified)--0.5%
 Warner-Lambert Co.  ...........................      7,300       1,045,269
                                                                -----------
Health Care (Drugs--Major Pharmaceuticals)--1.5%
 Lilly (Eli) & Co.   ...........................     23,200       1,551,500
 Pfizer, Inc.  .................................     21,600       1,528,200
                                                                -----------
                                                                  3,079,700
                                                                -----------

                       See Notes to Financial Statements
14









Phoenix Convertible Fund Series
--------------------------------------------------------------------------------

                                              SHARES        VALUE
                                              --------   -------------
Metals Mining--1.0%
 NS Group, Inc. (b)   .....................    36,500     $    976,375
 Stillwater Mining Co. (b)  ...............    49,300        1,022,975
                                                          ------------
                                                             1,999,350
                                                          ------------
Natural Gas--1.3%
 El Paso Natural Gas Co. ..................    46,400        2,781,140
                                                          ------------
Oil (Domestic Integrated)--0.8%
 Forcenergy, Inc. (b) .....................    12,100          394,763
 Houston Exploration Co. (The) (b)   ......    29,000          703,250
 Noble Affiliates, Inc.  ..................    12,500          513,281
                                                          ------------
                                                             1,611,294
                                                          ------------
Oil & Gas (Drilling & Equipment)--1.5%
 BJ Services Co. (b)  .....................    12,600        1,067,850
 Noble Drilling Corp. (b)   ...............    30,393        1,080,851
 Rowan Companies, Inc. (b)  ...............    26,800        1,041,850
                                                          ------------
                                                             3,190,551
                                                          ------------
Oil & Gas (Exploration & Production)--1.3%
 Anadarko Petroleum Corp.   ...............     9,000          659,250
 Newfield Exploration Co. (b)  ............    15,300          415,013
 United Meridian Corp. (b)  ...............    46,300        1,571,306
                                                          ------------
                                                             2,645,569
                                                          ------------
Retail (Drug Stores)--1.1%
 Rite Aid Corp. ...........................    39,297        2,333,259
                                                          ------------
Telecommunications (Long Distance)--1.1%
 AT&T Corp.  ..............................    45,400        2,221,768
                                                          ------------
TOTAL COMMON STOCKS
 (Identified cost $23,630,452)........................      25,609,167
                                                            ------------
FOREIGN COMMON STOCKS--0.5%
Oil & Gas (Drilling & Equipment)--0.5%
 Bouygues Offshore SA ADR (France)   ......    44,800        1,086,400
                                                          ------------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $1,154,663) ........................       1,086,400
                                                           ------------
TOTAL LONG-TERM INVESTMENTS--84.1%
 (Identified cost $164,329,206)  .....................     176,009,160
                                                            ------------


                                     STANDARD
                                     & POOR'S     PAR
                                      RATING      VALUE
                                    (Unaudited)   (000)         VALUE
                                    ----------- --------   -----------------
SHORT-TERM OBLIGATIONS--11.5%
Commercial Paper--11.5%
 Ciesco L.P. 5.70%, 11/3/97 ......... A-1+        $1,005      $    1,004,682
 Preferred Receivables Funding
    Corp. 5.55%, 11/4/97 ............ A-1          3,425           3,423,416
 Schering Corp. 5.52%, 11/4/97       .A-1+         3,240           3,238,510
 Asset Securitization Cooperative
    Corp. 5.60%, 11/6/97 ............ A-1+           500             499,611
 Exxon Imperial U.S., Inc.
    5.53%, 11/7/97 .................. A-1+         3,380           3,376,885
 General Electric Capital Corp.
    5.53%, 11/17/97   ............... A-1+         3,365           3,356,730
 Kimberly-Clark Corp. 5.48%,
    11/20/97 ........................ A-1+         3,400           3,390,166
 Abbott Laboratories 5.50%,
    11/26/97 ........................ A-1+         1,200           1,195,417
 DuPont (E.I.) de Nemours &
    Co. 5.50%, 12/2/97   ............ A-1+         1,100           1,094,639
 Preferred Receivables Funding
    Corp. 5.55%, 12/8/97 ............ A-1          1,115           1,108,512
 Preferred Receivables Funding
    Corp. 5.55%, 12/18/97   ......... A-1            675             670,109
 Corporate Receivables Corp.
    5.58%, 1/28/98 .................. A-1          1,590           1,568,805
                                                              --------------
                                                                  23,927,482
                                                              --------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $23,927,267) ........................          23,927,482
                                                               --------------
TOTAL INVESTMENTS--95.6%
  (Identified cost $188,256,473)........................         199,936,642(a)
  Cash and receivables, less liabilities--4.4% .........           9,296,371
                                                               --------------

 NET ASSETS--100.0% ....................................        $209,233,013
                                                                =============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $16,055,557 and gross depreciation of $4,383,965 for income tax purposes. At October 31, 1997, the aggregate cost of securities for federal income tax purposes was $188,265,050.
(b) Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1997, these securities amounted to a value of $62,264,743 or 29.8% of net assets.
(d) As rated by Moody's.

                        See Notes to Financial Statements
                                                                              15

Phoenix Convertible Fund Series
--------------------------------------------------------------------------------

                       STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1997

Assets
Investment securities at value
 (Identified cost $188,256,473)                             $199,936,642
Short-term investments held as collateral for loaned
  securities                                                   4,200,000
Cash                                                              15,168
Receivables
 Investment securities sold                                   10,387,476
 Fund shares sold                                              1,047,115
 Dividends and interest                                          771,822
                                                            ------------
  Total assets                                               216,358,223
                                                            ------------
Liabilities
Payables
 Collateral on securities loaned                               4,200,000
 Investment securities purchased                               2,341,734
 Fund shares repurchased                                         317,345
 Investment advisory fee                                         119,007
 Distribution fee                                                 51,008
 Transfer agent fee                                               34,580
 Financial agent fee                                               9,192
 Trustees' fee                                                     3,636
Accrued expenses                                                  48,708
                                                            ------------
  Total liabilities                                            7,125,210
                                                            ------------
Net Assets                                                  $209,233,013
                                                            ============
Net Assets Consist of:
Capital paid in on shares of beneficial interest            $171,077,545
Undistributed net investment income                              422,034
Accumulated net realized gain                                 26,053,265
Net unrealized appreciation                                   11,680,169
                                                            ------------
Net Assets                                                  $209,233,013
                                                            ============
Class A
Shares of beneficial interest outstanding, $1 par value,
 unlimited authorization (Net Assets $201,169,632)             9,808,361
Net asset value per share                                   $      20.51
Offering price per share
 $20.51/(1-4.75%)                                           $      21.53
Class B
Shares of beneficial interest outstanding, $1 par value,
 unlimited authorization (Net Assets $8,063,381)                 394,604
Net asset value and offering price per share                $      20.43


                             STATEMENT OF OPERATIONS
                           YEAR ENDED OCTOBER 31, 1997

Investment Income
Interest                                                  $ 6,784,461
Dividends                                                   2,038,259
Security lending                                               33,035
                                                          -----------
   Total investment income                                  8,855,755
                                                          -----------
Expenses
Investment advisory fee                                     1,361,661
Distribution fee--Class A                                     505,949
Distribution fee--Class B                                      71,069
Financial agent fee                                            98,407
Transfer agent                                                240,071
Printing                                                       38,324
Custodian                                                      21,258
Professional                                                   19,969
Trustees                                                       19,368
Registration                                                   15,618
Miscellaneous                                                  10,492
                                                          -----------
   Total expenses                                           2,402,186
                                                          -----------
Net investment income                                       6,453,569
                                                          -----------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                            26,029,187
                                                          -----------
Net realized gain on foreign currency transactions              1,395
                                                          -----------
Net change in unrealized appreciation (depreciation) on
  investments                                               1,273,001
                                                          -----------
Net gain on investments                                    27,303,583
                                                          -----------
Net increase in net assets resulting from
  operations                                              $33,757,152
                                                          ===========

                        See Notes to Financial Statements
16

Phoenix Convertible Fund Series
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                        Year Ended           Year Ended
                                                                                     October 31, 1997     October 31, 1996
                                                                                     ------------------   -----------------
From Operations
 Net investment income                                                                 $   6,453,569       $   8,303,695
 Net realized gain                                                                        26,030,582          13,764,508
 Net change in unrealized appreciation (depreciation)                                      1,273,001           6,532,321
                                                                                       -------------       -------------
 Increase in net assets resulting from operations                                         33,757,152          28,600,524
                                                                                       -------------       -------------
From Distributions to Shareholders
 Net investment income--Class A                                                           (6,482,244)         (8,803,953)
 Net investment income--Class B                                                             (177,737)           (164,704)
 Net realized gains--Class A                                                             (13,252,457)         (6,839,551)
 Net realized gains--Class B                                                                (398,476)           (129,752)
                                                                                       -------------       -------------
 Decrease in net assets from distributions to shareholders                               (20,310,914)        (15,937,960)
                                                                                       -------------       -------------
From Share Transactions
Class A
 Proceeds from sales of shares (701,929 and 906,746 shares, respectively)                 13,664,448          16,946,702
 Net asset value of shares issued from reinvestment of distributions (854,224 and
  703,569 shares, respectively)                                                           16,093,284          12,908,037
 Cost of shares repurchased (2,904,061 and 2,489,652 shares, respectively)               (56,421,242)        (46,749,267)
                                                                                       -------------       -------------
Total                                                                                    (26,663,510)        (16,894,528)
                                                                                       -------------       -------------
Class B
 Proceeds from sales of shares (131,986 and 125,709 shares, respectively)                  2,562,597           2,344,422
 Net asset value of shares issued from reinvestment of distributions (21,826 and
  11,529 shares, respectively)                                                               410,540             211,321
 Cost of shares repurchased (68,900 and 31,996 shares, respectively)                      (1,343,541)           (602,797)
                                                                                       -------------       -------------
Total                                                                                      1,629,596           1,952,946
                                                                                       -------------       -------------
 Decrease in net assets from share transactions                                          (25,033,914)        (14,941,582)
                                                                                       -------------       -------------
 Net decrease in net assets                                                              (11,587,676)         (2,279,018)
Net Assets
 Beginning of period                                                                     220,820,689         223,099,707
                                                                                       -------------       -------------
 End of period (including undistributed net investment income of
  $422,034 and $657,595, respectively)                                                 $ 209,233,013       $ 220,820,689
                                                                                       =============       =============



                        See Notes to Financial Statements
                                                                              17

Phoenix Convertible Fund Series
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)



                                                                              Class A
                                           -----------------------------------------------------------------------------
                                                                      Year Ended October 31,
                                                1997            1996           1995            1994            1993
                                           --------------- --------------- -------------- --------------- --------------
Net asset value, beginning of period          $19.26          $18.23            $17.56         $19.34          $18.86
Income from investment operations
 Net investment income                          0.61(4)         0.70(4)           0.87           0.78            0.68
 Net realized and unrealized gain (loss)        2.54            1.68              1.04          (1.06)           1.53
                                             -----------     -----------    ----------      ---------      ----------
  Total from investment operations              3.15            2.38              1.91          (0.28)           2.21
                                             -----------     -----------    ----------      ---------      ----------
Less distributions
 Dividends from net investment income          (0.64)          (0.77)            (1.05)         (0.69)          (0.73)
 Dividends from net realized gains             (1.26)          (0.58)            (0.19)         (0.81)          (1.00)
                                             -----------     -----------    ----------      ---------      ----------
  Total distributions                          (1.90)          (1.35)            (1.24)         (1.50)          (1.73)
                                             -----------     -----------    ----------      ---------      ----------
Change in net asset value                       1.25            1.03              0.67          (1.78)           0.48
                                             -----------     -----------    ----------      ---------      ----------
Net asset value, end of period                $20.51          $19.26            $18.23         $17.56          $19.34
                                            ============    ============    ==========      =========      ==========
Total return(1)                                17.40%          13.55%            11.45%         (1.48)%         12.58%
Ratios/supplemental data:
Net assets, end of period (thousands)       $201,170        $214,874          $219,384       $226,294        $252,072
Ratio to average net assets of:
 Operating expenses                             1.12%           1.17%             1.18%          1.14%           1.15%
 Net investment income                          3.11%           3.75%             4.78%          4.27%           3.70%
Portfolio turnover                               152%            141%               79%            91%             94%
Average commission rate paid(5)              $0.0661         $0.0619          N/A                 N/A             N/A





                                                                             Class B
                                             -----------------------------------------------------------------------
                                                                                                       From
                                                                                                    Inception
                                                           Year Ended October 31,                   7/15/94 to
                                                1997              1996               1995            10/31/94
                                             ---------------   ---------------   ---------------   -----------------

Net asset value, beginning of period            $19.20           $18.17           $17.55            $17.59
Income from investment operations
 Net investment income                            0.46(4)          0.55(4)          0.70(4)           0.15
 Net realized and unrealized gain (loss)          2.52             1.68             1.07             (0.06)
                                               -----------       -----------      -----------        ---------
  Total from investment operations                2.98              2.23            1.77              0.09
                                               -----------       ----------       -----------        ---------
Less distributions
 Dividends from net investment income            (0.49)            (0.62)          (0.96)            (0.13)
 Dividends from net realized gains               (1.26)            (0.58)          (0.19)               --
                                               -----------       -----------      -----------        ---------
  Total distributions                             (1.75)           (1.20)          (1.15)            (0.13)
                                               -----------       -----------      -----------        ---------
Change in net asset value                          1.23             1.03            0.62             (0.04)
                                               -----------       -----------      -----------        ---------
Net asset value, end of period                  $20.43            $19.20          $18.17            $17.55
                                              ============      ============      ===========        =========
Total return(1)                                  16.49%            12.72%          10.59%             0.49%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)           $8,063            $5,947          $3,715              $856
Ratio to average net assets of:
 Operating expenses                               1.87%             1.92%           1.95%             1.83%(2)
 Net investment income                            2.33%             2.95%           3.92%             3.29%(2)
Portfolio turnover                                 152%              141%             79%               91%
Average commission rate paid(5)                $0.0661           $0.0619             N/A                N/A


(1) Maximum sales load is not reflected in the total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.
(5) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                        See Notes to Financial Statements
18

PHOENIX GROWTH FUND SERIES

INVESTOR PROFILE

     Phoenix Growth Fund is designed for investors seeking long-term capital appreciation.

INVESTMENT ADVISER'S REPORT

     Phoenix Growth Fund provided strong returns over the last 12 months. For the fiscal year ended October 31, 1997, Class A shares returned 24.81% and Class B shares earned 23.89%. For the same reporting period, the Standard & Poor's 500 Composite Stock Index returned 32.33%, and the average return for 799 growth funds was 27.28%, according to Lipper Analytical Services, Inc. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     Strong stock selection in the energy, consumer cyclical and consumer staples sectors contributed to performance, particularly positions in Diamond Offshore Drilling, Philips Electronics, Liberty Media and Cisco Systems. However, some of our technology and capital goods holdings underperformed relative to the market. OUTLOOK

     The combination of moderate economic growth, low inflation, falling interest rates and good profit growth should continue to provide a positive environment for U.S. equities. Our focus continues to be on large- and mid-capitalization companies with above-average earnings growth potential, strong management capabilities and global markets.

     The Fund is overweighted in the health-care and financial services sectors, which are expected to provide good long-term growth opportunities. We are also overweighted in fast growing energy services companies, which we believe are in the early stages of a sustained secular upswing.

Phoenix Growth Fund Series
--------------------------------------------------------------------------------

[LINE CHART]

(tabular representation of plot points)

10/31/87         10000    9525
10/31/88         11449    10145
10/31/89         14451    12230
10/31/90         13364    12696
10/31/91         17841    16628
10/31/92         19618    17784
10/31/93         22540    19064
10/31/94         23427    19457
10/31/95         29615    24109
10/31/96         36782    28048
10/31/97         48672    35007

[/LINE CHART]

            Average Annual Total Returns for Periods Ending 10/31/97

                                                                 From Inception
                                                                   7/15/94 to
                                 1 Year   5 Years    10 Years       10/31/97
--------------------------------------------------------------------------------
Class A with 4.75% sales charge  18.88%     13.39%     13.40%            --
--------------------------------------------------------------------------------
Class A at net asset value       24.81%     14.51%     13.95%            --
--------------------------------------------------------------------------------
Class B with CDSC                19.89%        --         --          19.53%
--------------------------------------------------------------------------------
Class B at net asset value       23.89%        --         --          19.93%
--------------------------------------------------------------------------------
S&P 500 Stock Index*             32.33%     19.93%     17.15%         26.67%
--------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 10/31/87 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception dates, fees and sales charges. The total return (since inception 7/15/94) for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The S&P 500 Stock Index is an unmanaged but commonly used measure of common stock total return performance. The S&P 500's performance does not reflect sales charges.

Phoenix Growth Fund Series
--------------------------------------------------------------------------------

                         INVESTMENTS AT OCTOBER 31, 1997

                                       SHARES           VALUE
                                       -----------   --------------
COMMON STOCKS--83.5%
Air Freight--0.9%
 Federal Express Corp. (b)  ......     340,000      $ 22,695,000
                                                    ------------
Banks (Major Regional)--5.5%
 AmSouth Bancorporation  .........     145,000         6,969,062
 BankBoston Corp.  ...............     310,000        25,129,375
 Compass Bankshares, Inc.   ......     185,100         6,975,956
 Fleet Financial Group, Inc.   ...     385,000        24,760,313
 Mellon Bank Corp. ...............     800,000        41,250,000
 Nationsbank Corp. ...............     625,000        37,421,875
                                                    ------------
                                                     142,506,581
                                                    ------------
Banks (Money Center)--2.9%
 BankAmerica Corp. ...............     671,900        48,040,850
 Citicorp ........................     220,000        27,513,750
                                                    ------------
                                                      75,554,600
                                                    ------------
Broadcasting (Televison, Radio, &
Cable)--0.2%
 Chancellor Media Corp. (b) ......     105,100         5,767,363
                                                    ------------
Communications Equipment--1.5%
 Ciena Corp. (b)   ...............     250,000        13,750,000
 Lucent Technologies, Inc.  ......     317,100        26,140,931
                                                    ------------
                                                      39,890,931
                                                    ------------
Computers (Hardware)--4.2%
 International Business Machines     1,100,000       107,868,750
                                                    ------------
Corp.
Computers (Networking)--1.0%
 Cisco Systems, Inc. (b) .........     325,000        26,660,140
                                                    ------------
Computers (Peripherals)--1.5%
 EMC Corp. (b)  ..................     700,000        39,200,000
                                                    ------------
Computers (Software &
Services)--2.7%
 Adaptec, Inc. (b) ...............     600,000        29,062,500
 BMC Software, Inc. (b)  .........     400,000        24,150,000
 Compuware Corp. (b)  ............     225,000        14,878,125
 Edwards (J.D.) & Co. (b)   ......      64,500         2,193,000
                                                    ------------
                                                      70,283,625
                                                    ------------
Chemicals--1.3%
 Monsanto Co.   ..................     758,400        32,421,600
                                                    ------------
Chemicals (Specialty)--0.6%
 Solutia, Inc. (b) ...............     650,000        14,381,250
                                                    ------------
Distributors (Food & Health)--1.7%
 Cardinal Health, Inc.   .........     575,000        42,693,750
                                                    ------------
Electrical Equipment--2.0%
 General Electric Co. ............     762,300        49,215,994
 Honeywell, Inc.   ...............      35,100         2,388,994
                                                    ------------
                                                      51,604,988
                                                    ------------
Electronics (Instrumentation)--0.5%
 Linear Technology Corp. .........     190,000        11,946,250
                                                    ------------
Electronics (Semiconductors)--2.6%
 National Semiconductor Corp. (b)    1,050,000        37,800,000
 Texas Instruments, Inc. .........     270,000        28,805,625
                                                    ------------
                                                      66,605,625
                                                    ------------


                                       SHARES           VALUE
                                       -----------   --------------
Entertainment--1.9%
 Tele-Comm Liberty Media Group (b) ....1,400,000 .    $ 48,737,500
                                                      ------------
Financial (Diversified)--2.4%
 American Express Co. ............     505,000        39,390,000
 Franklin Resources, Inc.   ......     160,000        14,380,000
 Price (T. Rowe) Associates ......     135,200         8,957,000
                                                    ------------
                                                      62,727,000
                                                    ------------
Health Care (Diversified)--1.9%
 Bristol-Myers Squibb Co.   ......     550,000        48,262,500
                                                    ------------
Health Care (Drugs--Major
Pharmaceuticals)--7.2%
 Lilly (Eli) & Co. ...............     668,400        44,699,250
 Merck & Co., Inc. ...............     500,000        44,625,000
 Pfizer, Inc.   ..................   1,200,000        84,900,000
 Watson Pharmaceuticals, Inc. (b)      400,000        12,700,000
                                                    ------------
                                                     186,924,250
                                                    ------------
Health Care (Hospital
Management)--1.2%
 HBO & Co.   .....................     720,000        31,320,000
                                                    ------------
Health Care (Medical Products &
Supplies)--2.7%
 Guidant Corp.  ..................     774,300        44,522,250
 Medtronic, Inc.   ...............     600,000        26,100,000
                                                    ------------
                                                      70,622,250
                                                    ------------
Household Furn. & Appliances--0.5%
 Sunbeam Corp., Inc.  ............     300,000        13,593,750
                                                    ------------
Household Products
(Non-Durables)--1.0%
 Colgate-Palmolive Co.   .........     385,000        24,928,750
                                                    ------------
Insurance (Multi-Line)--2.9%
 Hartford Financial Services Group,    375,000        30,375,000
Inc.
 Travelers Group, Inc.   .........     625,000        43,750,000
                                                    ------------
                                                      74,125,000
                                                    ------------
Insurance (Property-Casualty)--1.8%
 Allstate Corp. ..................     550,000        45,615,625
                                                    ------------
Investment Banking/Brokerage--0.9%
 Merrill Lynch & Co., Inc.  ......     360,000        24,345,000
                                                    ------------
Machinery (Diversified)--1.2%
 Deere & Co. .....................     590,000        31,048,750
                                                    ------------
Manufacturing (Diversified)--1.5%
 Tyco International Ltd. .........   1,000,000        37,750,000
                                                    ------------
Oil (Domestic Integrated)--1.5%
 Tosco Corp. .....................   1,140,000        37,620,000
                                                    ------------
Oil & Gas (Drilling & Equipment)--7.9%
 BJ Services Co. (b)  ............     155,000        13,136,250
 Diamond Offshore Drilling, Inc.       640,000        39,840,000
 Halliburton Co.   ...............     800,000        47,700,000
 Nabors Industries, Inc. (b)   ...     425,000        17,478,125
 Schlumberger Ltd. ...............     500,000        43,750,000
 Transocean Offshore, Inc.  ......     800,000        43,200,000
                                                    ------------
                                                     205,104,375
                                                    ------------
Oil & Gas (Refining &
Marketing)--1.1%
 Santa Fe International Corp. (b)      560,000        27,545,000
                                                    ------------
See Notes to Financial Statements

                                                                              21









Phoenix Growth Fund Series
--------------------------------------------------------------------------------

                                             SHARES           VALUE
                                             -----------   ---------------
Paper & Forest Products--0.9%
 Fort James Corp.  .....................     617,000      $   24,487,188
                                                          --------------
Personal Care--1.7%
 Gillette Co.   ........................     500,000          44,531,250
                                                          --------------
Retail (Building Supplies)--1.7%
 Home Depot, Inc.  .....................     780,000          43,387,500
                                                          --------------
Retail (Drug Stores)--3.3%
 CVS Corp.   ...........................     700,000          42,918,750
 Rite Aid Corp. ........................     700,000          41,562,500
                                                          --------------
                                                              84,481,250
                                                          --------------
Retail (Food Chains)--2.2%
 Safeway, Inc. (b) .....................   1,000,000          58,125,000
                                                          --------------
Retail (General Merchandise)--1.6%
 Borders Group, Inc. (b) ...............     625,000          16,210,938
 Staples, Inc. (b) .....................   1,000,000          26,250,000
                                                          --------------
                                                              42,460,938
                                                          --------------
Telecommunications
(Cellular/Wireless)--2.7%
 AirTouch Communications, Inc. (b)   ...   1,800,000          69,525,000
                                                          --------------
Tobacco--2.7%
 Philip Morris Companies, Inc. .........   1,750,000          69,343,750
                                                          --------------
TOTAL COMMON STOCKS
 (Identified cost $1,879,996,673)  .....................   2,156,692,079
                                                          --------------
FOREIGN COMMON STOCKS--10.6%
Banks (Major Regional)--0.3%
 Banco Rio de La Plata SA ADR
   (Argentina) (b) .....................     825,000           8,662,500
                                                          --------------
Biotechnology--2.6%
 Elan PLC Sponsored ADR (Ireland) (b)        221,200          11,032,350
 SmithKline Beecham PLC Sponsored
   ADR (United Kingdom) (b) ............   1,200,000          57,150,000
                                                          --------------
                                                              68,182,350
                                                          --------------
Household Furn. & Appliances--4.5%
 Philips Electronics NV ADR NY
   Registered (Netherlands) ............   1,500,000         117,562,500
                                                          --------------
Oil (Domestic Integrated)--0.9%
 YPF Sociedad Anonima Sponsored ADR
   Class D (Argentina)   ...............     735,000          23,520,000
                                                          --------------
Oil (International Integrated)--2.3%
 Elf Aquitane Sponsored ADR (France) (b)     950,000          58,662,500
                                                          --------------


                                     VALUE
                                   ---------------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $181,238,257)     $  276,589,850
                                    --------------
TOTAL LONG-TERM INVESTMENTS--94.1%
 (Identified cost $2,061,234,930)    2,433,281,929
                                    --------------




                                      STANDARD
                                      & POOR'S        PAR
                                       RATING        VALUE
                                    (Unaudited)      (000)
                                    -------------   ---------

SHORT-TERM OBLIGATIONS--3.9%
Commercial Paper--3.9%
Associates Corp. of North
  America 5.73%, 11/3/97  ......... A-1+            $12,250             12,246,100
Deutsche Bank Financial, Inc.
  5.51%, 11/3/97 .................. A-1+              1,575              1,574,518
Merrill Lynch & Co., Inc.
  5.63%, 11/3/97 .................. A-1+             12,000             11,996,246
Wal-Mart Stores, Inc. 5.55%,
  11/4/97  ........................ A-1+             19,476             19,466,992
Deutsche Bank Financial, Inc.
  5.57%, 11/5/97 .................. A-1+             24,105             24,090,082
AT&T Corp. 5.60%, 11/6/97 ......... A-1+             20,000             19,984,444
AlliedSignal, Inc. 5.50%,
  11/10/97 ........................ A-1                 400                399,450
Corporate Asset Funding Co.,
  Inc. 5.52%, 11/12/97 ............ A-1+              1,250              1,247,720
Kellogg Co. 5.56%, 11/21/97  ...... A-1+              8,000              7,975,289
General Electric Capital Corp.
  5.58%, 11/26/97   ............... A-1+                850                846,623
Campbell Soup Co. 5.52%,
  1/9/98   ........................ A-1+                190                188,042
Beta Finance, Inc. 5.58%,
  3/12/98  ........................ A-1+              1,180              1,156,530
                                                                        ----------
                                                                       101,172,036
                                                                       -----------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $101,171,750)..............................          101,172,036
                                                                       -----------
TOTAL INVESTMENTS--98.0%
 (Identified cost $2,162,406,680) ...........................        2,534,453,965(a)
 Cash and receivables, less liabilities--2.0% ...............           51,857,022
                                                                  ----------------
NET ASSETS--100.0%  .........................................     $  2,586,310,987
                                                                  ================


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $427,589,665 and gross depreciation of $56,102,666 for income tax purposes. At October 31, 1997, the aggregate cost of securities for federal income tax purposes was $2,162,966,966.
(b) Non-income producing.

       22                             See Notes to Financial Statements

Phoenix Growth Fund Series
--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1997





Assets
Investment securities at value
  (Identified cost $2,162,406,680)                     $2,534,453,965
Short-term investments held as collateral for loaned
  securities                                               13,308,400
Cash                                                            3,377
Receivables
 Investment securities sold                                64,495,306
 Fund shares sold                                           2,418,914
 Dividends and interest                                     1,899,387
                                                       --------------
  Total assets                                          2,616,579,349
                                                       --------------
Liabilities
Payables
 Collateral on securities loaned                           13,308,400
 Investment securities purchased                           10,953,876
 Fund shares repurchased                                    3,049,196
 Investment advisory fee                                    1,494,692
 Distribution fee                                             615,359
 Transfer agent fee                                           409,890
 Financial agent fee                                           44,969
 Trustees' fee                                                  3,636
Accrued expenses                                              388,344
                                                       --------------
  Total liabilities                                        30,268,362
                                                       --------------
Net Assets                                             $2,586,310,987
                                                       ==============
Net Assets Consist of:
Capital paid in on shares of beneficial interest       $1,716,018,070
Accumulated net realized gain                             498,245,632
Net unrealized appreciation                               372,047,285
                                                       --------------
Net Assets                                             $2,586,310,987
                                                       ==============
Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $2,518,288,840)    90,493,451
Net asset value per share                              $        27.83
Offering price per share
  $27.83/(1-4.75%)                                     $        29.22
Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $68,022,147)   2,472,870
Net asset value and offering price per share           $        27.51




                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1997





Investment Income
Dividends                                                 $ 27,254,978
Interest                                                    13,218,976
Security lending                                               212,693
                                                          ------------
  Total investment income                                   40,686,647
                                                          ------------
Expenses
Investment advisory fee                                     16,439,785
Distribution fee--Class A                                    6,077,417
Distribution fee--Class B                                      589,972
Financial agent fee                                            540,063
Transfer agent                                               3,475,347
Printing                                                       436,266
Custodian                                                      142,661
Registration                                                    44,577
Professional                                                    35,805
Trustees                                                        19,652
Miscellaneous                                                   56,974
                                                          ------------
  Total expenses                                            27,858,519
                                                          ------------
Net investment income                                       12,828,128
                                                          ------------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                            499,375,470
                                                          ------------
Net realized loss on foreign currency transactions             (88,868)
                                                          ------------
Net change in unrealized appreciation (depreciation) on
  investments                                               37,069,225
                                                          ------------
Net gain on investments                                    536,355,827
                                                          ------------
Net increase in net assets resulting from
  operations                                              $549,183,955
                                                          ============




See Notes to Financial Statements
                                            23

Phoenix Growth Fund Series
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS





                                                                                      Year Ended           Year Ended
                                                                                   October 31, 1997     October 31, 1996
                                                                                   ------------------   -----------------
From Operations
 Net investment income                                                              $   12,828,128       $   18,992,565
 Net realized gain                                                                     499,286,602          403,021,799
 Net change in unrealized appreciation (depreciation)                                   37,069,225          (60,960,282)
                                                                                    --------------       --------------
 Increase in net assets resulting from operations                                      549,183,955          361,054,082
                                                                                    --------------       --------------
From Distributions to Shareholders
 Net investment income--Class A                                                        (17,472,939)         (22,644,345)
 Net investment income--Class B                                                            (64,123)             (98,685)
 Net realized gains--Class A                                                          (395,993,712)        (149,324,628)
 Net realized gains--Class B                                                            (8,267,051)          (1,479,427)
                                                                                    --------------       --------------
 Decrease in net assets from distributions to shareholders                            (421,797,825)        (173,547,085)
                                                                                    --------------       --------------
From Share Transactions
Class A
 Proceeds from sales of shares (10,576,129 and 9,835,907 shares, respectively)         270,447,275          250,496,105
 Net asset value of shares issued from reinvestment of distributions
  (16,237,740 and 6,641,514 shares, respectively)                                      381,717,419          158,927,977
 Cost of shares repurchased (23,676,500 and 21,426,723 shares, respectively)          (604,530,141)        (546,897,194)
                                                                                    --------------       --------------
Total                                                                                   47,634,553         (137,473,112)
                                                                                    --------------       --------------
Class B
 Proceeds from sales of shares (938,817 and 1,000,869 shares, respectively)             23,549,010           25,339,947
 Net asset value of shares issued from reinvestment of distributions
  (325,555 and 59,359 shares, respectively)                                              7,574,359            1,409,232
 Cost of shares repurchased (493,546 and 171,122 shares, respectively)                 (12,629,905)          (4,348,366)
                                                                                    --------------       --------------
Total                                                                                   18,493,464           22,400,813
                                                                                    --------------       --------------
 Increase (decrease) in net assets from share transactions                              66,128,017         (115,072,299)
                                                                                    --------------       --------------
 Net increase in net assets                                                            193,514,147           72,434,698
Net Assets
 Beginning of period                                                                 2,392,796,840        2,320,362,142
                                                                                    --------------       --------------
 End of period (including undistributed net investment income of $0 and
  $4,797,802, respectively)                                                         $2,586,310,987       $2,392,796,840
                                                                                    ==============       ==============



       24                             See Notes to Financial Statements

Phoenix Growth Fund Series
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)




                                                        Class A
                                        ---------------------------------------
                                                Year Ended October 31,
                                              1997                1996
                                        ------------------- -------------------
Net asset value, beginning of period      $    26.87          $    24.92
Income from investment operations(5)
 Net investment income                          0.14  (4)           0.20  (4)
 Net realized and unrealized gain               5.62                3.63
                                          --------------      --------------
  Total from investment operations              5.76                3.83
                                          --------------      --------------
Less distributions
 Dividends from net investment income           ( 0.21)             ( 0.25)
 Dividends from net realized gains              ( 4.59)             ( 1.63)
                                          --------------      --------------
  Total distributions                           ( 4.80)             ( 1.88)
                                          --------------      --------------
Change in net asset value                       0.96                1.95
                                          --------------      --------------
Net asset value, end of period            $    27.83          $    26.87
                                          ==============      ==============
Total return(1)                                24.81  %            16.34  %
Ratios/supplemental data:
Net assets, end of period (thousands)     $2,518,289          $2,347,471
Ratio to average net assets of:
 Operating expenses                             1.10  %             1.17  %
 Net investment income                          0.53  %             0.80  %
Portfolio turnover                                 196%                116%
Average commission rate paid(6)           $     0.0518        $     0.0534




                                             1995             1994             1993
                                        ---------------- ---------------- ----------------
Net asset value, beginning of period     $      21.24     $      21.53     $      20.76
Income from investment operations(5)
 Net investment income                           0.26             0.26             0.32
 Net realized and unrealized gain                4.53             0.17             1.15
                                         ------------     ------------     ------------
  Total from investment operations               4.79             0.43             1.47
                                         ------------     ------------     ------------
Less distributions
 Dividends from net investment income           (0.30)           (0.24)           (0.32)
 Dividends from net realized gains              (0.81)           (0.48)           (0.38)
                                         ------------     ------------     ------------
  Total distributions                           (1.11)           (0.72)           (0.70)
                                         ------------     ------------     ------------
Change in net asset value                        3.68            (0.29)            0.77
                                         ------------     ------------     ------------
Net asset value, end of period           $      24.92     $      21.24     $      21.53
                                         ============     ============     ============
Total return(1)                                 23.91%            2.06%            7.20%
Ratios/supplemental data:
Net assets, end of period (thousands)    $2,300,251       $2,140,458       $2,563,442
Ratio to average net assets of:
 Operating expenses                              1.20%            1.19%            1.18%
 Net investment income                           0.92%            1.22%            1.55%
Portfolio turnover                                109%             118%             176%
Average commission rate paid(6)               N/A              N/A              N/A





                                                                        Class B
                                          --------------------------------------------------------------------
                                                                                                 From
                                                                                              Inception
                                                       Year Ended October 31,                 7/15/94 to
                                               1997                 1996         1995          10/31/94
                                          ------------------   ------------   ------------   -----------------
Net asset value, beginning of period         $ 26.63            $24.74         $ 21.19          $   20.48
Income from investment operations(5)
 Net investment income (loss)                    (0.06) (4)          --(4)          --(4)            0.01
 Net realized and unrealized gain               5.57              3.61            4.60               0.70
                                             ---------          ---------      ---------        ---------
  Total from investment operations              5.51              3.61            4.60               0.71
                                             ---------          ---------      ---------        ---------
Less distributions
 Dividends from net investment income           ( 0.04)          ( 0.09)         (0.24)                --
 Dividends from net realized gains              ( 4.59)          ( 1.63)         (0.81)                --
                                             ---------          ---------      ---------        ---------
  Total distributions                           ( 4.63)          ( 1.72)         (1.05)                --
                                             ---------          ---------      ---------        ---------
Change in net asset value                       0.88              1.89            3.55               0.71
                                             ---------          ---------      ---------        ---------
Net asset value, end of period               $ 27.51            $26.63         $ 24.74          $   21.19
                                             =========          =========      =========        =========
Total return(1)                                23.89  %         15.48  %         23.02%              3.47%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)        $  68,022         $ 45,326        $20,111          $   2,966
Ratio to average net assets of:
 Operating expenses                             1.85  %          1.93  %          1.97%              1.87%(2)
 Net investment income                        ( 0.25  %)         0.01  %          0.01%              0.32%(2)
Portfolio turnover                                 196%             116%           109%               118%
Average commission rate paid(6)              $  0.0518         $ 0.0534          N/A              N/A


(1) Maximum sales load is not reflected in the total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the time of share purchases and redemptions.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


See Notes to Financial Statements
                                            25

PHOENIX AGGRESSIVE GROWTH FUND SERIES

INVESTOR PROFILE
     Phoenix Aggressive Growth Fund is designed for long-term investors willing to assume above-average risk in return for above-average capital growth potential.

INVESTMENT ADVISER'S REPORT

     Phoenix Aggressive Growth Fund posted double-digit returns over this latest reporting cycle. For the 12 months ended October 31, 1997, Class A shares returned 19.67% and Class B shares earned 18.70%. During the same period, the Russell 2000 Growth Index returned 21.17%. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     Over reasonably long time frames, small and mid-sized companies are generally able to achieve more rapid growth in sales and net income than larger, well-established companies. We believe that above-average growth leads to above-average stock market performance over time. The Russell 2000 Growth Index is an unmanaged index of companies with characteristics that are more representative of those the Fund favors than is the S&P 500 Index. As a result, the Fund's benchmark has been changed from the S&P 500 Index to the Russell 2000 Growth Index.

     Over the last year, we have experienced significant swings in world equity markets. The U.S. market was clearly driven by large-capitalization stocks in the first six months of the fiscal year. This trend began to slow, allowing our holdings to post good gains in the past six months.

     The Fund has focused on mid-cap stocks, which offer more opportunities for thematic investing, higher sales and earnings growth rates and more attractive valuations compared with large-cap stocks. Moreover, mid-cap stocks have less international earnings exposure than large- cap multinationals, which should help insulate them against international earnings disappoint-ments given our concern over ongoing problems in Asia and South America.

     Performance was helped by our Energy Technology theme, which is capitalizing on rising global energy demand. This theme represents companies that provide productivity-enhancing solutions to the world's exploration and production companies. Internet Commerce Ignition, a new theme, represents companies benefiting from the explosive growth of the number of people and businesses utilizing the Internet for retailing, advertising and business-to-business commerce. Unfortunately, the Fund's performance was hindered by its technology and consumer cyclical holdings.

OUTLOOK
     We believe the Fund is well-positioned for the current investment climate, which is characterized by worries of the Asian contagion. Our long-term outlook remains constructive. Although valuation levels have risen for most of the market, the economy continues to grow, inflation remains benign and the outlook for overall corporate earnings is still positive. Our driving investment themes should serve us well in this climate. As of October 31, the Fund's asset allocation mix was 96% equities and 4% cash equivalents.

Phoenix Aggressive Growth Fund Series
--------------------------------------------------------------------------------

[LINE CHART]

(tabular representation of plot points)

               S&P 500           Aggressive       Russell 2000
             Stock Index*  Growth Fund - Class A  Growth Index
10/31/87        10,000             9,525              9,525
10/31/88        11,449             9,843              9,958
10/31/89        14,451            11,673             11,809
10/31/90        13,364            10,123             10,241
10/31/91        17,841            14,171             14,336
10/31/92        19,618            15,146             15,322
10/31/93        22,540            17,327             17,529
10/31/94        23,427            17,392             17,594
10/31/95        29,615            23,503             23,777
10/31/96        36,782            27,599             27,921
10/31/97        48,672            33,027             33,412

[/LINE CHART]


            Average Annual Total Returns for Periods Ending 10/31/97

                                                                  From Inception
                                                                   7/21/94 to
                                   1 Year    5 Years    10 Years     10/31/97
--------------------------------------------------------------------------------
  Class A with 4.75% sales charge   13.98%     15.75%     12.82%         --
--------------------------------------------------------------------------------
  Class A at net asset value        19.67%     16.87%     13.37%         --
--------------------------------------------------------------------------------
  Class B with CDSC                 14.70%        --         --       20.95%
--------------------------------------------------------------------------------
  Class B at net asset value        18.70%        --         --       21.34%
--------------------------------------------------------------------------------
  Russell 2000 Growth Index*        21.17%     15.94%     14.11%      19.65%
--------------------------------------------------------------------------------
  S&P 500 Stock Index**             32.33%     19.93%     17.15%      26.91%
--------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 10/31/87 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception dates, fees and sales charges. The total return (since inception 7/21/94) for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The Russell 2000 Growth Index contains those Russell 2000 securities with a greater-than-average growth orientation. Securities in this index generally have higher price-to-book and price-earnings ratios than those in the Russell 2000 Value Index.

**The S&P 500 Stock Index is an unmanaged but commonly used measure of stock total return performance. The S&P 500's performance does not reflect sales charges.

Phoenix Aggressive Growth Fund Series
--------------------------------------------------------------------------------

                        INVESTMENTS AT OCTOBER 31, 1997





See Notes to Financial Statements


                                                  SHARES        VALUE
                                                  ---------   ------------
COMMON STOCKS--90.9%
Airlines--3.7%
 AMR Corp. (b)  .................................   35,000     $ 4,075,313
 Southwest Airlines Co.  ........................  100,000       3,262,500
 U.S. Air Group, Inc. (b)   .....................   50,000       2,343,750
                                                               -----------
                                                                 9,681,563
                                                               -----------
Banks (Major Regional)--2.4%
 Southtrust Corp.  ..............................   50,000       2,400,000
 Zions Bancorporation ...........................  100,000       3,887,500
                                                               -----------
                                                                 6,287,500
                                                               -----------
Biotechnology--4.2%
 BioChem Pharma, Inc. (b)   .....................  100,000       2,506,250
 Centocor, Inc. (b)   ...........................   50,000       2,200,000
 Immunex Corp. (b) ..............................   95,000       6,080,000
                                                               -----------
                                                                10,786,250
                                                               -----------
Broadcasting (Televison, Radio & Cable)--4.1%
 Clear Channels Communications, Inc. (b)   ......   60,000       3,960,000
 Heftel Broadcasting Corp. Class A (b)  .........   25,000       1,662,500
 Univision Communications, Inc. Class A (b)         80,000       4,960,000
                                                               -----------
                                                                10,582,500
                                                               -----------
Communications Equipment--8.3%
 Antec Corp. (b)   ..............................   76,100       1,198,575
 Ciena Corp. (b)   ..............................   55,000       3,025,000
 Intermedia Communications, Inc. (b) ............  100,000       4,537,500
 Lucent Technologies, Inc.  .....................   50,000       4,121,875
 Newbridge Networks Corp. (b)  ..................   40,000       2,120,000
 Nextel Communications, Inc. Class A (b)   ......  100,000       2,625,000
 QUALCOMM, Inc. (b)   ...........................   70,000       3,946,250
                                                               -----------
                                                                21,574,200
                                                               -----------
Computers (Hardware)--0.6%
 Compaq Computer Corp. (b)  .....................   25,000       1,593,750
                                                               -----------
Computers (Networking)--1.5%
 Bay Networks, Inc. (b)  ........................  125,000       3,953,125
                                                               -----------
Computers (Software & Services)--10.0%
 America Online, Inc. (b)   .....................   50,000       3,850,000
 Citrix Systems, Inc. (b)   .....................   71,500       5,250,781
 Concord Communications, Inc. (b) ...............   57,300       1,017,075
 Excite, Inc. (b)  ..............................   50,000       1,246,875
 Genesys Telecommunications Laboratories,
    Inc. (b) ....................................   50,000       1,600,000
 Intuit, Inc. (b)  ..............................   50,000       1,631,250
 Microsoft Corp. (b)  ...........................   35,000       4,550,000
 Pinnacle Systems, Inc. (b) .....................   75,000       2,025,000
 RWD Technologies, Inc. (b) .....................   26,200         589,500
 Security Dynamics Technologies, Inc. (b)  ......   50,000       1,693,750
 Veritas Software Corp. (b) .....................   60,000       2,497,500
                                                               -----------
                                                                25,951,731
                                                               -----------
Consumer Finance--1.8%
 Providian Financial Corp.  .....................  125,000       4,625,000
                                                               -----------
Electrical Equipment--1.0%
 Westinghouse Electric Corp.   ..................  100,000       2,643,750
                                                               -----------


                                                  SHARES         VALUE
                                                  ---------   ------------

Electronics (Instrumentation)--0.5%
 Uniphase Corp. (b)   ...........................   20,000     $ 1,342,500
                                                               -----------
Financial (Diversified)--2.1%
 Amresco, Inc. (b) ..............................  100,000       3,137,500
 Paine Webber Group, Inc.   .....................   50,000       2,209,375
                                                               -----------
                                                                 5,346,875
                                                               -----------
Footwear--1.1%
 Stage Stores, Inc. (b)  ........................   80,000       2,920,000
                                                               -----------
Health Care (Diversified)--2.3%
 Pharmacopeia, Inc. (b)  ........................  100,000       1,762,500
 Warner-Lambert Co.   ...........................   30,000       4,295,625
                                                               -----------
                                                                 6,058,125
                                                               -----------
Health Care (Drugs--Major Pharmaceuticals)--6.3%
 Agouron Pharmaceuticals, Inc. (b)   ............   25,000       1,140,625
 Coulter Pharmaceutical, Inc. (b) ...............  125,000       1,796,875
 Dura Pharmaceuticals, Inc. (b)   ...............  100,000       4,837,500
 Guilford Pharmaceuticals, Inc. (b)  ............   50,000       1,218,750
 Medicis Pharmaceuticals Corp. Class A (b)       .  40,000       1,925,000
 Pfizer, Inc.   .................................   75,000       5,306,250
                                                               -----------
                                                                16,225,000
                                                               -----------
Health Care (Hospital Management)--1.5%
 HBO & Co.   ....................................   90,000       3,915,000
                                                               -----------
Health Care (Medical Products & Supplies)--5.1%
 Arterial Vascular Engineering, Inc. (b)   ......   70,000       3,718,750
 Guidant Corp.  .................................  125,000       7,187,500
 IDEC Pharmaceuticals Corp. (b)   ...............   60,000       2,287,500
                                                               -----------
                                                                13,193,750
                                                               -----------
Household Furn. & Appliances--3.6%
 Pier 1 Imports, Inc. ...........................  240,000       4,380,000
 Sunbeam Corp., Inc.  ...........................  110,000       4,984,375
                                                               -----------
                                                                 9,364,375
                                                               -----------
Insurance (Multi-Line)--0.2%
 PAULA Financial (b)  ...........................   20,000         505,000
                                                               -----------
Investment Banking/Brokerage--1.1%
 Merrill Lynch & Co., Inc.  .....................   40,000       2,705,000
                                                               -----------
Lodging--Hotels--1.5%
 CKE Restaurants, Inc.   ........................  100,000       3,993,750
                                                               -----------
Metals Mining--0.5%
 NS Group, Inc. (b)   ...........................   50,000       1,337,500
                                                               -----------
Oil (Domestic Integrated)--1.6%
 Brown (Tom), Inc. (b)   ........................  125,000       3,093,750
 Forcenergy, Inc. (b) ...........................   30,000         978,750
                                                               -----------
                                                                 4,072,500
                                                               -----------
Oil & Gas (Exploration & Production)--2.0%
 Ocean Energy, Inc. (b)  ........................   30,000       1,852,500
 Santa Fe Energy Resources, Inc. (b) ............  250,000       3,265,625
                                                               -----------
                                                                 5,118,125
                                                               -----------



See Notes to Financial Statements
28







Phoenix Aggressive Growth Fund Series
--------------------------------------------------------------------------------






                                                  SHARES         VALUE
                                                  ---------   -------------

Oil & Gas (Drilling & Equipment)--12.4%
 BJ Services Co. (b)  ...........................   70,000     $  5,932,500
 Camco International, Inc.  .....................   50,000        3,612,500
 Diamond Offshore Drilling, Inc.  ...............   60,000        3,735,000
 Falcon Drilling Co., Inc. (b) ..................  100,000        3,637,500
 Nabors Industries, Inc. (b)   ..................  150,000        6,168,750
 Transocean Offshore, Inc.  .....................   50,000        2,700,000
 UTI Energy Corp. (b) ...........................  100,000        4,462,500
 Veritas DGC, Inc. (b)   ........................   50,000        2,046,875
                                                               ------------
                                                                 32,295,625
                                                               ------------
Publishing--1.5%
 HSN, Inc. (b)  .................................  100,000        4,000,000
                                                               ------------
Retail (General Merchandise)--1.1%
 A.C. Moore Arts & Crafts, Inc. (b)  ............   14,000          212,625
 Abercrombie & Fitch Co. Class A (b) ............  100,000        2,600,000
                                                               ------------
                                                                  2,812,625
                                                               ------------
Services (Commercial & Consumer)--0.9%
 ABR Information Services, Inc. (b)  ............  100,000        2,350,000
                                                               ------------
Telecommunications (Cellular/Wireless)--2.4%
 AirTouch Communications, Inc. (b)   ............  100,000        3,862,500
 Qwest Communications International, Inc. (b) .     40,000        2,470,000
                                                               ------------
                                                                  6,332,500
                                                               ------------
Telecommunications (Long Distance)--1.6%
 Star Telecommunication, Inc. (b) ...............  175,000        4,046,875
                                                               ------------
Telephone--4.0%
 ICG Communications, Inc. (b)  ..................  150,000        3,450,000
 Pacific Gateway Exchange, Inc. (b)  ............   55,000        2,103,750
 Teleport Communications Group, Inc.
    Class A (b) .................................  100,000        4,837,500
                                                               ------------
                                                                 10,391,250
                                                               ------------
TOTAL COMMON STOCKS
 (Identified cost $221,798,758)  ........................     236,005,744
                                                             ------------


                                                  SHARES          VALUE
                                                  ---------   -------------

FOREIGN COMMON STOCKS--4.7%
Biotechnology--1.9%
 Elan PLC Sponsored ADR (Ireland) (b)   .........  100,000     $  4,987,500
                                                               ------------
Communications Equipment--0.7%
 RSL Communications, Ltd. (Bermuda) (b) .........   76,000        1,786,000
                                                               ------------
Computers (Software & Services)--1.0%
 Check Point Software Technologies Ltd.
    (Israel) (b)   ..............................   62,200        2,651,275
                                                               ------------
Oil & Gas (Drilling & Equipment)--1.1%
 Coflexip SA Sponsored ADR (France)  ............   50,000        2,750,000
                                                               ------------
TOTAL FOREIGN COMMON STOCKS
 (Identified cost $11,387,942) ..................                12,174,775
                                                               ------------
TOTAL LONG-TERM INVESTMENTS--95.6%
 (Identified cost $233,186,700)   ...............               248,180,519
                                                               ------------





                                                  STANDARD
                                                  & POOR'S       PAR
                                                   RATING       VALUE
                                                 (Unaudited)    (000)
                                                 ------------- ---------

SHORT-TERM OBLIGATIONS--4.0%
Commercial Paper--4.0%
 Associates Corporation of
    North America 5.73%,
    11/3/97 (b)   ..............................    A-1+       $10,270     10,266,730
                                                                               -------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $10,266,730)   ...............                           10,266,730
                                                                         -------------
TOTAL INVESTMENTS--99.6%
 (Identified cost $243,453,430)  ...............                              258,447,249(a)
 Cash and receivables, less liabilities--0.4%                               1,166,276
                                                                         ----------------
NET ASSETS--100.0%   ...........................                           $  259,613,525
                                                                         ================


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $25,671,323 and gross depreciation of $11,061,919 for income tax purposes. At October 31, 1997, the aggregate cost of securities for federal income tax purposes was $243,837,845.
(b) Non-income producing.

See Notes to Financial Statements
                                            29

Phoenix Aggressive Growth Fund Series
--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                               OCTOBER 31, 1997




Assets
Investment securities at value
  (Identified cost $243,453,430)                            $258,447,249
Short-term investments held as collateral for loaned
  securities                                                  20,087,632
Cash                                                               5,469
Receivables
 Investment securities sold                                    1,428,817
 Fund shares sold                                                222,606
 Dividends and interest                                           10,450
                                                            ------------
  Total assets                                               280,202,223
                                                            ------------
Liabilities
Payables
 Collateral on securities loaned                              20,087,632
 Fund shares repurchased                                         147,605
 Investment advisory fee                                         164,760
 Transfer agent fee                                               39,230
 Distribution fee                                                 68,315
 Financial agent fee                                              11,283
 Trustees' fee                                                     3,636
Accrued expenses                                                  66,237
                                                            ------------
  Total liabilities                                           20,588,698
                                                            ------------
Net Assets                                                  $259,613,525
                                                            ============
Net Assets Consist of:
Capital paid in on shares of beneficial interest            $192,874,610
Accumulated net realized gain                                 51,745,096
Net unrealized appreciation                                   14,993,819
                                                            ------------
Net Assets                                                  $259,613,525
                                                            ============
Class A
Shares of beneficial interest outstanding, $1 par value,
 unlimited authorization (Net Assets $246,002,105)            14,303,846
Net asset value per share                                   $      17.20
Offering price per share
  $17.20/(1-4.75%)                                          $      18.06
Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $13,611,420)               812,371
Net asset value and offering price per share                $      16.76



                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1997




Investment Income
Dividends                                                 $    855,997
Interest                                                       679,291
Security lending                                               136,950
                                                          ------------
 Total investment income                                     1,672,238
                                                          ------------
Expenses
Investment advisory fee                                      1,735,384
Distribution fee--Class A                                      588,719
Distribution fee--Class B                                      124,245
Financial agent fee                                            113,460
Transfer agent                                                 357,665
Printing                                                        56,110
Registration                                                    30,447
Professional                                                    22,459
Custodian                                                       21,651
Trustees                                                        19,598
Miscellaneous                                                    8,070
                                                          ------------
 Total expenses                                              3,077,808
                                                          ------------
Net investment loss                                         (1,405,570)
                                                          ------------
Net Realized and Unrealized Gain (Loss) on Investments
Net realized gain on securities                             54,155,507
                                                          ------------
Net change in unrealized appreciation (depreciation) on
  investments                                               (8,722,108)
                                                          ------------
Net gain on investments                                     45,433,399
                                                          ------------
Net increase in net assets resulting from
  operations                                              $ 44,027,829
                                                          ============



       30                             See Notes to Financial Statements

Phoenix Aggressive Growth Fund Series
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS





                                                                                      Year Ended           Year Ended
                                                                                   October 31, 1997     October 31, 1996
                                                                                   ------------------   -----------------
From Operations
 Net investment loss                                                                $   (1,405,570)      $   (1,821,362)
 Net realized gain                                                                      54,155,507           39,039,816
 Net change in unrealized appreciation (depreciation)                                   (8,722,108)          (4,196,804)
                                                                                    --------------       --------------
 Increase in net assets resulting from operations                                       44,027,829           33,021,650
                                                                                    --------------       --------------
From Distributions to Shareholders
 Net investment income--Class A                                                                 --             (230,621)
 Net investment income--Class B                                                                 --                   --
 Net realized gains--Class A                                                           (33,833,409)         (24,390,155)
 Net realized gains--Class B                                                            (1,733,847)            (370,937)
                                                                                    --------------       --------------
 Decrease in net assets from distributions to shareholders                             (35,567,256)         (24,991,713)
                                                                                    --------------       --------------
From Share Transactions
Class A
 Proceeds from sales of shares (4,764,191 and 20,593,244 shares, respectively)          76,429,442          339,736,195
 Net asset value of shares issued from reinvestment of distributions
  (2,152,050 and 1,566,906 shares, respectively)                                        31,462,960           22,579,121
 Cost of shares repurchased (6,476,002 and 19,216,354 shares, respectively)           (103,491,166)        (316,940,541)
                                                                                    --------------       --------------
Total                                                                                    4,401,236           45,374,775
                                                                                    --------------       --------------
Class B
 Proceeds from sales of shares (787,300 and 739,574 shares, respectively)               12,236,599           12,090,017
 Net asset value of shares issued from reinvestment of distributions
  (104,653 and 23,041 shares, respectively)                                              1,500,729              329,024
 Cost of shares repurchased (711,043 and 277,273 shares, respectively)                 (10,939,843)          (4,550,009)
                                                                                    --------------       --------------
Total                                                                                    2,797,485            7,869,032
                                                                                    --------------       --------------
 Increase in net assets from share transactions                                          7,198,721           53,243,807
                                                                                    --------------       --------------
 Net increase in net assets                                                             15,659,294           61,273,744
Net Assets
 Beginning of period                                                                   243,954,231          182,680,487
                                                                                    --------------       --------------
 End of period (including undistributed net investment income of $0 and
  $0, respectively)                                                                 $  259,613,525       $  243,954,231
                                                                                    ==============       ==============



See Notes to Financial Statements
                                            31

Phoenix Aggressive Growth Fund Series
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)




                                                                                Class A
                                           ----------------------------------------------------------------------------------
                                                                         Year Ended October 31,
                                               1997                1996              1995           1994           1993
                                           ----------------- ------------------ --------------- -------------- --------------
Net asset value, beginning of period          $ 16.84           $ 16.51           $   13.33      $    14.56     $    13.56
Income from investment operations(5)
 Net investment income (loss)                    ( 0.08)(4)        ( 0.13)(4)          0.06(4)         0.27           0.22
 Net realized and unrealized gain (loss)         2.95              2.64                4.21           (0.21)          1.62
                                              ---------         ------------      -----------    ----------     ----------
  Total from investment operations               2.87              2.51                4.27            0.06           1.84
                                              ---------         ------------      -----------    ----------     ----------
Less distributions
 Dividends from net investment income                --            ( 0.02)            (0.19)          (0.22)         (0.23)
 Dividends from net realized gains               ( 2.51)           ( 2.16)            (0.90)          (1.07)         (0.61)
                                              ---------         ------------      -----------    ----------     ----------
  Total distributions                            ( 2.51)           ( 2.18)            (1.09)          (1.29)         (0.84)
                                              ---------         ------------      -----------    ----------     ----------
Change in net asset value                        0.36              0.33                3.18           (1.23)          1.00
                                              ---------         ------------      -----------    ----------     ----------
Net asset value, end of period                $ 17.20           $ 16.84           $   16.51      $    13.33     $    14.56
                                              =========         ============      ===========    ==========     ==========
Total return(1)                                 19.67  %          17.43  %            35.14%           0.37%         14.15%
Ratios/supplemental data:
Net assets, end of period (thousands)         $ 246,002         $233,488          $180,288       $140,137       $143,035
Ratio to average net assets of:
 Operating expenses                              1.20  %           1.20  %             1.29%           1.26%          1.17%
 Net investment income (loss)                    ( 0.53)%          ( 0.81)%            0.43%           1.97%          1.58%
Portfolio turnover                                 518 %             401 %              331%            306%           192%
Average commission rate paid(6)               $  0.0586         $  0.0655            N/A             N/A            N/A





                                                                             Class B
                                          ------------------------------------------------------------------------------
                                                            Year Ended October 31,
                                                                                                           From
                                                                                                        Inception
                                                                                                        7/21/94 to
                                              1997                1996                1995               10/31/94
                                          -----------------   -----------------   ------------------   -----------------
Net asset value, beginning of period         $ 16.57             $ 16.38             $   13.31            $   13.09
Income from investment operations(5)
 Net investment income (loss)                   ( 0.20)(4)          ( 0.25)(4)           (0.12) (4)            0.02
 Net realized and unrealized gain               2.90                2.60                  4.26                 0.20
                                             ---------           ---------           ---------            ---------
  Total from investment operations              2.70                2.35                  4.14                 0.22
                                             ---------           ---------           ---------            ---------
Less distributions
 Dividends from net investment income               --                  --               (0.17)                  --
 Dividends from net realized gains              ( 2.51)             ( 2.16)              (0.90)                  --
                                             ---------           ---------           ---------            ---------
  Total distributions                           ( 2.51)             ( 2.16)              (1.07)                  --
                                             ---------           ---------           ---------            ---------
Change in net asset value                       0.19                0.19                  3.07                 0.22
                                             ---------           ---------           ---------            ---------
Net asset value, end of period               $ 16.76             $ 16.57             $   16.38            $   13.31
                                             =========           =========           =========            =========
Total return(1)                                18.70  %            16.52  %             34.15 %                1.68%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)        $  13,611           $  10,466           $   2,393            $     330
Ratio to average net assets of:
 Operating expenses                             1.96  %             1.95  %              2.04 %                1.81%(2)
 Net investment income (loss)                   ( 1.28)%            ( 1.57)%             (0.83)%               1.45%(2)
Portfolio turnover                                518 %               401 %               331 %                 306%
Average commission rate paid(6)              $  0.0586           $  0.0655             N/A                  N/A


(1) Maximum sales load is not reflected in the total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.
(5) Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(6) For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.


       32                             See Notes to Financial Statements

PHOENIX HIGH YIELD FUND SERIES

INVESTOR PROFILE
     Phoenix High Yield Fund is appropriate for aggressive investors seeking high current income as well as the potential for long-term capital appreciation. The Fund invests in corporate and government securities issued by the U.S. and emerging-market countries. Foreign investing involves special risks, such as currency fluctuation, less public disclosure and economic and political risks.
INVESTMENT ADVISER'S REPORT
     The Phoenix High Yield Fund continued to provide investors with above-average returns. For the 12 months ended October 31, 1997, Class A shares provided a total return of 15.03% and Class B shares earned 14.18% compared with a return of 14.75% for CS First Boston High Yield Index. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     The most significant contributor to the Fund's strong performance over the last 12 months was our shift into international high-yield issues, particularly companies domiciled in Europe. Our overweighting in high-yield issues in the oil and gas sector as well as telecommunications and media companies also helped performance.


OUTLOOK
     We will continue, selectively, to take advantage of undervalued credits within the high-yield sector. Areas we believe will provide good returns for the portfolio include international high-yield issues. The Fund is well-diversified by country, and we believe the outlook for global high-yield issues remains positive. We also believe such domestic industries as telecommunications and media, which are currently out of favor, offer good long-term appreciation potential.

Phoenix High Yield Fund Series
--------------------------------------------------------------------------------

[LINE CHART]

(tabular representation of plot points)

          CS First Boston     High Yield Fund
          High Yield Index*      - Class A
10/31/87        10000              9525
10/31/88        11992.6            11137
10/31/89        12173.5            11208
10/31/90        11091              10649
10/31/91        16094.8            13500
10/31/92        18572.8            15697
10/31/93        22109.2            19131
10/31/94        22474.1            18640
10/31/95        25899.3            20725
10/31/96        28611.3            24031
10/31/97        32830.8            27644

[/LINE CHART]

            Average Annual Total Returns for Periods Ending 10/31/97

                                                                 From Inception
                                                                  2/16/94 to
                                  1 Year    5 Years     10 Years   10/31/97
-------------------------------------------------------------------------------
Class A with 4.75% sales charge      9.57%     10.89%   10.75 %         --
-------------------------------------------------------------------------------
Class A at net asset value          15.03%     11.98%   11.29%          --
-------------------------------------------------------------------------------
Class B with CDSC                   10.18%        --       --         7.74%
-------------------------------------------------------------------------------
Class B at net asset value          14.18%        --       --         8.16%
-------------------------------------------------------------------------------
CS First Boston High Yield Index*   14.75%     12.07%   12.62%       10.03%**
-------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 10/31/87 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception dates, fees and sales charges. The total return (since inception 2/16/94) for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The CS First Boston High Yield Index is an unmanaged but commonly used index that tracks the returns of all new publicly offered debt of more than $75 million rated below BBB or BBB/BB+. The index's performance does not reflect sales charges.

**Index information from 2/28/94 to 10/31/97.

Phoenix High Yield Fund Series
--------------------------------------------------------------------------------

                        INVESTMENTS AT OCTOBER 31, 1997





                                                     MOODY'S
                                                      BOND        PAR
                                                     RATING      VALUE
                                                   (Unaudited)   (000)         VALUE
                                                  ------------- ---------   -------------
U.S. GOVERNMENT AND AGENCY SECURITIES--3.5%
U.S. Treasury Notes--3.5%
 U.S. Treasury Notes 6.125%,
    8/15/07  .................................... Aaa            $20,000     $20,437,500
                                                                             -----------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
  (Identified cost $20,125,781) ..........................................    20,437,500
                                                                             -----------
NON-CONVERTIBLE BONDS--60.7%
Asset-Backed Securities--0.5%
 DLJ Mortgage Acceptance
    Corp. 94-MF4, B2 8.50%,
    4/18/01  .................................... BB(c)            3,000       2,920,313
                                                                             -----------
Building & Materials--0.8%
 Neenah Corp. Series B
    11.125%, 5/1/07   ........................... B                4,120       4,449,600
                                                                             -----------
Containers (Metal & Glass)--1.8%
 Portola Packaging, Inc. Sr.
    Note 10.75%, 10/1/05 ........................ B               10,000      10,500,000
                                                                             -----------
Electronics--1.2%
 Anacomp, Inc. 10.875%,
    4/1/04   .................................... NR               7,000       7,262,500
                                                                             -----------
Health Care--0.7%
 Integrated Health Services
    144A 9.25%, 1/15/08 (b) ..................... B                4,000       4,090,000
                                                                             -----------
Industrial--1.0%
 Polymer Group, Inc. 9%,
    7/1/07   .................................... NR               6,000       6,075,000
                                                                             -----------
Leasing/Rental--0.6%
 Williams Scotsman, Inc.
    144A 9.875%, 6/1/07 (b) ..................... B(c)             3,700       3,801,750
                                                                             -----------
Leisure Time (Products)--0.9%
 Autotote Corp. 144A
    10.875%, 8/1/04 (b)  ........................ B                5,000       5,175,000
                                                                             -----------
Natural Gas--1.2%
 Forcenergy, Inc. 8.50%,
    2/15/07  .................................... B                7,000       7,017,500
                                                                             -----------
Non-Agency Mortgage-Backed Securities--3.9%
 First Chicago/Lennar Trust
    97-CHL1, E 144A 8.11%,
    2/28/11 (b) ................................. B(c)            10,000       8,381,250
 Fund America Structured
    Trust 96-1, A 144A 0%,
    10/25/30 (b)   .............................. Baa              2,313       1,810,300
 Ryland Mortgage Security
    Corp. III 92-A, 1C 8.27%,
    3/29/30  .................................... BB(c)            1,000         815,781
 SML, Inc. 94-C1, B2 10.30%,
    9/20/99  .................................... BB(c)            5,000       4,950,000
 Salomon Brothers Mortgage
    VII 95, C1 144A 6.801%,
    9/30/08 (b) ................................. B                8,220       6,576,169
                                                                             -----------
                                                                              22,533,500
                                                                             -----------


                                                     MOODY'S
                                                      BOND        PAR
                                                     RATING      VALUE
                                                   (Unaudited)    (000)        VALUE
                                                  ------------- ---------   -------------

Oil--8.4%
 Benton Oil & Gas Co.
    11.625%, 5/1/03 (f)  ........................ B              $ 9,800     $10,927,000
 Benton Oil & Gas Co. 144A
    9.375%, 11/1/07 (b)  ........................ B                2,750       2,770,625
 Flores & Rucks, Inc. 9.75%,
    10/1/06 (f) ................................. B                5,000       5,350,000
 Lomak Petroleum, Inc.
    8.75%, 1/15/07 .............................. B                2,000       2,015,000
 Nuevo Energy Co. 9.50%,
    4/15/06  .................................... B               13,500      14,242,500
 Ocean Energy, Inc. 8.875%,
    7/15/07  .................................... NR               7,000       7,245,000
 Snyder Oil Corp. 8.75%,
    6/15/07  .................................... B                6,750       6,817,500
                                                                             -----------
                                                                              49,367,625
                                                                             -----------
                                                                       -----------
Oil Service & Equipment--1.5%
 Bellwether Exploration Co.
    10.875%, 4/1/07   ..................... B                8,000       8,680,000
                                                                       -----------
Paper & Forest Products--4.1%
 Buckeye Cellulose Corp.
    9.25%, 9/15/08 (f)   .................. Ba               5,500       5,761,250
 Riverwood International Corp.
    144A 10.625%, 8/1/07 (b)               .B                6,900       7,245,000
 Riverwood International Corp.
    10.875%, 4/1/08 (f)  .................. Caa              6,000       5,940,000
 SD Warren Co. Series B Sr.
    Subordinate Notes 12%,
    12/15/04 .............................. B                4,250       4,791,875
                                                                       -----------
                                                                        23,738,125
                                                                       -----------
Personal Care--1.4%
 Revlon Worldwide Corp.
    Series B 0%, 3/15/01 .................. B               12,000       8,340,000
                                                                       -----------
Publishing, Broadcasting, Printing & Cable--16.2%
 Cablevision Systems Corp.
    9.875%, 4/1/23 (f)   .................. B                6,750       7,155,000
 Comcast Cellular 144A
    9.50%, 5/1/07 (b) ..................... Ba              12,500      12,937,500
 Fox Kids Worldwide 144A
    0%, 11/1/07 (b) (e)  .................. B               43,000      24,402,500
 Fox/Liberty Networks LLC
    144A 0%, 8/15/07 (b) (e)   ............ B               13,000       8,255,000
 Fox/Liberty Networks LLC
    144A 8.875%, 8/15/07 (b)               .B                5,000       5,012,500
 Hollinger International Publishing,
    Inc. 9.25%, 3/15/07  .................. B                3,400       3,502,000
 ITT Publimedia 144A
    9.375%, 9/15/07 (b)  .................. B               14.375      14,698,437
 Outdoor Communications
    9.25%, 8/15/07 ........................ B                6,500       6,500,000
 Poland Communications, Inc.
    Series B 9.875%, 11/1/03               .B               12,200      12,261,000
                                                                       -----------
                                                                        94,723,937
                                                                       ===========


See Notes to Financial Statements            35






Phoenix High Yield Fund Series
--------------------------------------------------------------------------------


                                       MOODY'S
                                        BOND        PAR
                                       RATING      VALUE
                                     (Unaudited)   (000)         VALUE
                                    ------------- ---------   --------------

Retail (General Merchandise)--0.5%
 Scotty's, Inc. Series A Debentures
    11.25%, 12/15/15   ............ NR             $ 3,018     $  2,882,190
                                                               ------------
Telecommunications--13.9%
 Brooks Fiber Properties 0%,
    3/1/06 (e)   .................. NR               8,500        6,927,500
 Call-Net Enterprises 0%,
    12/1/04 (e)  .................. B                7,000        6,282,500
 CommNet Cellular
    Subordinate Notes 11.25%,
    7/1/05 ........................ Caa              4,000        4,620,000
 Hermes Europe Railtel B.V.
    144A 11.50%, 8/15/07 (b)        B                6,500        7,052,500
 InterAmericas
    Communications Corp. Unit
    144A 14%, 10/27/07
    (b) (h)   ..................... NR              11,990       12,109,900
 NTL, Inc. 10%, 2/15/07 (f)  ...... B                8,000        8,280,000
 NTL, Inc. Series B 0%,
    2/1/06 (e)   .................. B                7,000        5,145,000
 Orion Network Systems 0%,
    1/15/07 (e)  .................. B                8,000        5,720,000
 RCN Corp. 144A 0%,
    10/15/07 (b) (e)   ............ B               17,250       10,048,125
 Sprint Spectrum L. P. 0%,
    8/15/06 (e) (f) ............... B               19,950       15,261,750
                                                               ------------
                                                                 81,447,275
                                                               ------------
Truckers & Marine--1.2%
 Global Ocean Carriers 144A
    10.25%, 7/15/07 (b)   ......... B                7,000        6,982,500
                                                               ------------
Waste Management--0.9%
 Allied Waste Industries 144A
    0%, 6/1/07 (b) (e) ............ B                7,500        5,062,500
                                                               ------------
TOTAL NON-CONVERTIBLE BONDS
 (Identified cost $345,679,464) ...........................     355,049,315
                                                               ------------
FOREIGN GOVERNMENT SECURITIES--5.2%
Dominican Republic--0.3%
Dominican Republic 6.875%,
    8/30/24 (e)  .................. B(c)             2,500        1,778,125
                                                               ------------
Mexico--0.9%
 United Mexican States Global
    Bond 11.50%, 5/15/26  ......... Ba               5,000        5,281,250
                                                               ------------
Russia--2.0%
 Russia Principal Loans WI
    6.719%, 12/15/20 (g)  ......... NR              20,000       11,800,000
                                                               ------------
Venezuela--2.0%
 Banco Central Venezuela
    NMB B-NP 6.75%,
    12/18/05 (e) .................. Ba               1,000          887,500
 Republic of Venezuela Series A
    NMB 6.875%, 12/18/05 (e)       .Ba               4,000        3,550,000
 Republic of Venezuela 144A
    9.125%, 6/18/07 (b)   ......... Ba               8,100        7,330,500
                                                               ------------
                                                                 11,768,000
                                                               ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
 (Identified cost $33,702,170)  ...........................      30,627,375
                                                               ------------




                                         MOODY'S
                                          BOND        PAR
                                         RATING      VALUE
                                       (Unaudited)   (000)        VALUE
                                      ------------- ---------   -------------
FOREIGN NON-CONVERTIBLE BONDS--25.2%
Argentina--2.5%
 Bridas Corp. Yankee, Sr.
    Notes, 12.50%, 11/15/99 ......... Ba             $ 6,500     $ 6,987,500
 CEI Citicorp Holdings 144A
    9.75%, 2/14/07 (b)   ............ BB(c)            8,500       7,735,000
                                                                 -----------
                                                                  14,722,500
                                                                 -----------
Bahamas--1.1%
 Sun International Hotels 9%,
    3/15/07 (f) ..................... Ba               6,000       6,150,000
                                                                 -----------
Bermuda--1.4%
 AES China Generating Co.
    Yankee 10.125%, 12/15/06         .Ba               8,220       8,261,100
                                                                 -----------
Brazil--6.5%
 Arisco Prod Alimenticios
    144A 10.75%, 5/22/05 (b)         .NR               3,750       3,468,750
 Globo Communicacoes
    Participacoes 144A
    10.50%, 12/20/06 (b) ............ B               10,000       9,400,000
 Localiza Rent a Car 144A
    10.25%, 10/1/05 (b)  ............ B                8,000       7,200,000
 Paging Network Do Brasil
    144A 13.50%, 6/6/05 (b) ......... NR               5,000       4,750,000
 RBS Participacoes SA 144A
    11%, 4/1/07 (b)   ............... BB(c)            5,000       4,925,000
 Tevecap SA 12.625%,
    11/26/04 ........................ NR               8,225       8,389,500
                                                                 -----------
                                                                  38,133,250
                                                                 -----------
Canada--0.8%
 Metronet Communications Units
    144A 12%, 8/15/07 (b) (h)  ...... NR               4,000       4,510,000
                                                                 -----------
China--0.3%
 Greater Beijing 144A 9.50%,
    6/15/07 (b) ..................... Ba               1,650       1,501,500
                                                                 -----------
Germany--1.8%
 Kabelmedia Holding 0%,
    8/1/06 (e)  ..................... B               15,000      10,612,500
                                                                 -----------
Greece--2.0%
 Antenna TV SA 144A 9%,
    8/1/07 (b)  ..................... Ba               4,250       4,228,750
 Fage Dairy Industries SA 9%,
    2/1/07   ........................ B                8,000       7,720,000
                                                                 -----------
                                                                  11,948,750
                                                                 -----------
Hong Kong--0.3%
 Road King Infrastructure
    144A 9.50%, 7/15/07 (b) ......... BB(c)            2,000       1,860,000
                                                                 -----------
Mexico--4.7%
 Copamex Industries SA 144A
    11.375%, 4/30/04 (b) ............ B                8,000       8,560,000
 Hylsa SA de C.V. 144A
    9.25%, 9/15/07 (b)   ............ BB(c)            5,000       4,912,500
 Ispat Mexicana SA Euro
    10.375%, 3/15/01  ............... NR              12,000      12,000,000
 Petroleos Mexicanos 144A
    9.50%, 9/15/27 (b)   ............ NR               2,000       1,820,000
                                                                 -----------
                                                                  27,292,500
                                                                 -----------
                       See Notes to Financial Statements

36








Phoenix High Yield Fund Series
--------------------------------------------------------------------------------




                                       MOODY'S
                                        BOND        PAR
                                       RATING      VALUE
                                     (Unaudited)   (000)         VALUE
                                    ------------- ---------   -------------

Netherlands--1.0%
 Netia Holdings 144A 0%,
    11/1/07 (b) (e) ............... NR             $ 9,750     $  5,874,375
                                                               ------------
United Kingdom--2.3%
 Diamond Cable Co. 0%,
    2/15/07 (e)  .................. B               15,000        9,787,500
 Telewest Communications
    PLC 0%, 10/1/07 (e)   ......... B                5,000        3,737,500
                                                               ------------
                                                                 13,525,000
                                                               ------------
Venezuela--0.5%
 CanTV Finance Ltd. VNT
    9.25%, 2/1/04 (f)  ............ Ba               3,000        2,955,000
                                                               ------------
TOTAL FOREIGN NON-CONVERTIBLE BONDS
 (Identified cost $150,184,266) ...........................     147,346,475
                                                               ------------
FOREIGN CONVERTIBLE BONDS--0.5%
Russia--0.5%
 Lukinter Finance Cv. WI
    144A 1%, 11/3/03 (b) (g)   .    NR               3,500        3,115,000
                                                               ------------
TOTAL FOREIGN CONVERTIBLE BONDS
 (Identified cost $3,380,000)..............................       3,115,000
                                                               ------------





                                    SHARES
                                   ---------

PREFERRED STOCKS--2.7%
Paper & Forest Products--0.7%
 SD Warren Co. Series B Pfd.
    PIK 14%  ..................... 115,000       4,082,587
                                                 ---------
Publishing--2.0%
 American Radio Systems Pfd.
    PIK 11.375% .................. 100,017      11,902,034
                                                ----------
TOTAL PREFERRED STOCKS
   (Identified cost $12,523,141) ............   15,984,621
                                                ----------
CONVERTIBLE PREFERRED STOCKS--0.3%
Publishing--0.3%
 Granite Broadcasting Corp.
    Cv. Pfd. $1.938...............  30,000       1,488,750
                                                ----------
TOTAL CONVERTIBLE PREFERRED STOCKS
   (Identified cost $2,025,000)  ............    1,488,750
                                                ----------






                                    SHARES        VALUE
                                   ---------   -------------

COMMON STOCKS--0.0%
Publishing--0.0%
 Sullivan Holdings, Inc.
    Class C (d) ..................       76     $          0
                                                ------------
TOTAL COMMON STOCKS
  (Identified cost $357,881)  ...............              0
                                                ------------
WARRANTS--0.1%
 Orion Network Systems,
    Inc. Warrants (d) ............    8,000          140,000
 SD Warren Warrants 144A
    (b) (d)  .....................  115,000          575,000
                                                ------------
                                                     715,000
                                                ------------
TOTAL WARRANTS
  (Identified cost $568,100)  ...............        715,000
                                                ------------
TOTAL LONG-TERM INVESTMENTS--98.2%
  (Identified cost $568,545,803) ............    574,764,036
                                                ------------





                               STANDARD
                                 & POOR'S      PAR
                                  RATING      VALUE
                                (Unaudited)   (000)
                               ------------- --------

SHORT-TERM OBLIGATIONS--1.9%
Commercial Paper--1.3%
 Associates Corporation of
    North America 5.73%,
    11/3/97 .................. A-1+           $7,240          7,237,695
                                                              ---------
Repurchase Agreement--0.6%
 State Street Bank
    Repurchase Agreement 4% dated 10/31/97 due 11/3/97, repurchase price
    $3,558,186, collateralized by U.S. Treasury Note 8.875%, 2/15/19, market value
    $3,630,363 ...............                 3,557          3,557,000
                                                              ---------
TOTAL SHORT-TERM OBLIGATIONS
 (Identified cost $10,794,695) .....................         10,794,695
                                                             ----------
TOTAL INVESTMENTS--100.1%
 (Identified cost $579,340,498).....................        585,558,731(a)
 Cash and receivables, less liabilities--(0.1%)  ...           (468,944)
                                                            -----------
NET ASSETS--100.0% .................................     $  585,089,787
                                                         ==============


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $19,805,751 and gross depreciation of $13,677,743 for income tax purposes. At October 31, 1997, the aggregate cost of securities for federal income tax purposes was $579,430,723.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1997, these securities amounted to a value of $228,177,931 or 39% of net assets.
(c) As rated by Standard & Poor's, Duff & Phelps or Fitch. (d) Non-income producing. (e) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(f) All or a portion segregated as collateral.
(g) When issued.
(h) Warrants incorporated as a unit.

                       See Notes to Financial Statements
                                                                              37

Phoenix High Yield Fund Series
--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1997

Assets
Investment securities at value
 (Identified cost $579,340,498)                             $ 585,558,731
Receivables
 Investment securities sold                                    42,813,392
 Dividends and interest                                        11,854,601
 Fund shares sold                                               1,253,055
                                                            -------------
  Total assets                                                641,479,779
                                                            -------------
Liabilities
Payables
 Custodian                                                      7,377,577
 Investment securities purchased                               47,419,697
 Fund shares repurchased                                          853,797
 Investment advisory fee                                          341,921
 Distribution fee                                                 165,332
 Transfer agent fee                                                95,525
 Financial agent fee                                               18,677
 Trustees' fee                                                      3,636
Accrued expenses                                                  113,830
                                                            -------------
  Total liabilities                                            56,389,992
                                                            -------------
Net Assets                                                  $ 585,089,787
                                                            =============
Net Assets Consist of:
Capital paid in on shares of beneficial interest            $ 658,238,146
Undistributed net investment income                             1,920,695
Accumulated net realized loss                                 (81,287,287)
Net unrealized appreciation                                     6,218,233
                                                            -------------
Net Assets                                                  $ 585,089,787
                                                            =============
Class A
Shares of beneficial interest outstanding, $1 par value,
 unlimited authorization (Net Assets $532,905,726)             58,643,449
Net asset value per share                                   $        9.09
Offering price per share
 $9.09/(1-4.75%)                                            $        9.54
Class B
Shares of beneficial interest outstanding, $1 par value,
 unlimited authorization (Net Assets $52,184,061)               5,754,039
Net asset value and offering price per share                $        9.07



                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1997


Investment Income
Interest                                                  $  54,780,941
Dividends                                                     1,605,229
Security lending                                                 11,206
                                                          -------------
  Total investment income                                    56,397,376
                                                          -------------
Expenses
Investment advisory fee                                       3,713,370
Distribution fee--Class A                                     1,335,223
Distribution fee--Class B                                       371,984
Financial agent fee                                             205,073
Transfer agent                                                  759,805
Printing                                                        107,246
Custodian                                                        30,271
Registration                                                     29,693
Professional                                                     26,945
Trustees                                                         19,555
Miscellaneous                                                    10,560
                                                          -------------
  Total expenses                                              6,609,725
                                                          -------------
Net investment income                                        49,787,651
                                                          -------------
Net Realized and Unrealized Gain (Loss) on Investments Net realized gain on securities 43,737,254 Net change in unrealized appreciation (depreciation) on
  investments                                               (14,877,655)
                                                          -------------
Net gain on investments                                      28,859,599
                                                          -------------
Net increase in net assets resulting from
  operations                                              $  78,647,250
                                                          =============


                       See Notes to Financial Statements
38

Phoenix High Yield Fund Series
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS





                                                                                          Year Ended           Year Ended
                                                                                       October 31, 1997     October 31, 1996
                                                                                       ------------------   -----------------
From Operations
 Net investment income                                                                  $   49,787,651       $   47,719,085
 Net realized gain                                                                          43,737,254           26,433,066
 Net change in unrealized appreciation (depreciation)                                      (14,877,655)           2,635,081
                                                                                        --------------       --------------
 Increase in net assets resulting from operations                                           78,647,250           76,787,232
                                                                                        --------------       --------------
From Distributions to Shareholders
 Net investment income--Class A                                                            (47,205,499)         (46,688,677)
 Net investment income--Class B                                                             (3,142,933)          (1,579,272)
                                                                                        --------------       --------------
 Decrease in net assets from distributions to shareholders                                 (50,348,432)         (48,267,949)
                                                                                        --------------       --------------
From Share Transactions
Class A
 Proceeds from sales of shares (19,095,734 and 8,790,783 shares, respectively)             171,457,073           73,572,017
 Net asset value of shares issued from reinvestment of distributions (2,704,031 and
  2,806,249 shares, respectively)                                                           24,329,132           23,385,527
 Cost of shares repurchased (21,233,985 and 15,647,656 shares, respectively)              (191,152,369)        (131,021,265)
                                                                                        --------------       --------------
Total                                                                                        4,633,836          (34,063,721)
                                                                                        --------------       --------------
Class B
 Proceeds from sales of shares (4,404,860 and 1,998,410 shares, respectively)               39,804,503           16,749,310
 Net asset value of shares issued from reinvestment of distributions (142,554 and
  76,435 shares, respectively)                                                               1,286,205              639,323
 Cost of shares repurchased (1,757,872 and 616,763 shares, respectively)                   (15,793,311)          (5,170,475)
                                                                                        --------------       --------------
Total                                                                                       25,297,397           12,218,158
                                                                                        --------------       --------------
 Increase (decrease) in net assets from share transactions                                  29,931,233          (21,845,563)
                                                                                        --------------       --------------
 Net increase in net assets                                                                 58,230,051            6,673,720
Net Assets
 Beginning of period                                                                       526,859,736          520,186,016
                                                                                        --------------       --------------
 End of period (including undistributed net investment income of
  $1,920,695 and $2,038,026, respectively)                                              $  585,089,787       $  526,859,736
                                                                                        ==============       ==============



                       See Notes to Financial Statements
                                                                              39

Phoenix High Yield Fund Series
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)





                                                                               Class A
                                               -----------------------------------------------------------------------
                                                                        Year Ended October 31,
                                                1997            1996            1995            1994             1993
                                               ------          ------          ------           ------           ------
Net asset value, beginning of period           $ 8.63          $ 8.17          $ 8.11           $ 9.11           $ 8.14
Income from investment operations
 Net investment income                           0.80            0.78            0.80             0.76             0.74
 Net realized and unrealized gain (loss)         0.46            0.46            0.04            (0.97)            0.97
                                               ------          ------          ------           ------           ------
  Total from investment operations               1.26            1.24            0.84            (0.21)            1.71
                                               ------          ------          ------           ------           ------
Less distributions
 Dividends from net investment income           (0.80)          (0.78)          (0.78)           (0.76)           (0.74)
 Tax return of capital                             --              --              --            (0.03)              --
                                               ------          ------          ------           ------           ------
  Total distributions                           (0.80)          (0.78)          (0.78)           (0.79)           (0.74)
                                               ------          ------          ------           ------           ------
Change in net asset value                        0.46            0.46            0.06            (1.00)            0.97
                                               ------          ------          ------           ------           ------
Net asset value, end of period                 $ 9.09          $ 8.63          $ 8.17           $ 8.11           $ 9.11
                                               ======          ======          ======           ======           ======
Total return(1)                                 15.03%          15.95%          11.19%           (2.57)%          21.87%
Ratios/supplemental data:
Net assets end of period (thousands)         $532,906        $501,265        $507,855         $531,773        $182,333
Ratio to average net assets of:
 Operating expenses                              1.11%           1.17%           1.21%           1.19%            1.04%
 Net investment income                           8.76%           9.21%          10.01%           9.01%            8.46%
Portfolio turnover                                167%            162%            147%            222%             157%





                                                                       Class B
                                             ------------------------------------------------------
                                                                                           From
                                                                                         Inception
                                                     Year Ended October 31,              2/16/94 to
                                               1997          1996          1995           10/31/94
                                             -----------   -----------   -----------   -------------

Net asset value, beginning of period           $ 8.63        $ 8.19        $ 8.13         $ 9.38
Income from investment operations
 Net investment income                           0.73          0.71          0.72           0.54
 Net realized and unrealized gain (loss)         0.46          0.45          0.07          (1.25)
                                               ------        ------        ------         -------
  Total from investment operations               1.19          1.16          0.79          (0.71)
                                               ------        ------        ------         -------
Less distributions
 Dividends from net investment income           (0.75)        (0.72)        (0.73)         (0.52)
 Tax return of capital                             --            --            --          (0.02)
                                               ------        ------        ------         -------
  Total distributions                           (0.75)        (0.72)        (0.73)         (0.54)
                                               ------        ------        ------         -------
Change in net asset value                        0.44          0.44          0.06          (1.25)
                                               ------        ------        ------         -------
Net asset value, end of period                 $ 9.07        $ 8.63        $ 8.19         $ 8.13
                                               ======        ======        ======         =======
Total return(1)                                 14.18%        14.88%        10.44%         (7.67)%(3)
Ratios/supplemental data:
Net assets end of period (thousands)           $52,184      $25,595       $12,331         $6,056
Ratio to average net assets of:
 Operating expenses                               1.86%        1.92%         1.97%          1.80%(2)
 Net investment income                            8.00%        8.47%         9.18%          9.12%(2)
Portfolio turnover                                 167%         162%          147%           222%


(1) Maximum sales load is not reflected in the total return calculation.
(2) Annualized.
(3) Not annualized.

                       See Notes to Financial Statements
40

PHOENIX U.S. GOVERNMENT SECURITIES FUND SERIES

INVESTOR PROFILE

     Phoenix U.S. Government Securities Fund is designed for conservative investors seeking current income and conservation of capital.

INVESTMENT ADVISER'S REPORT

     Phoenix U.S. Government Securities Fund Class A shares provided a total return of 7.85% and Class B shares returned 6.94% for the fiscal year ended October 31, 1997. These results slightly lagged the general market as measured by the Lehman Brothers Government Bond Index, which earned 8.65% for the period. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

     As spreads between Treasuries and Agency mortgage-backed issues began to narrow, we gradually reduced our weighting in mortgage-backed securities from about 80% of the Fund in January to approximately 10% at the end of the reporting period and shifted our emphasis to U.S. Treasuries. We have selectively added non-Agency mortgage-backed securities and "AAA"-rated municipal issues when we found attractive values.


OUTLOOK

     The bond market is likely to continue to be quite volatile given the current uncertainty over the strength of the economy and the outlook for inflation. We will continue to monitor yield spreads to determine the best values.

     The Fund's duration will be kept equal to its benchmark to minimize interest-rate surprises. It is currently 5.8 years. We will continue to conservatively manage the Fund, emphasizing those sectors that we believe possess the best risk/reward potential.

Phoenix U.S. Government Securities Fund Series
--------------------------------------------------------------------------------

[LINE CHART]

(tabular representation of plot points)

                  Lehman Brothers       U.S. Government Securities
               Government Bond Index*       Fund - Class A
10/31/87              10000                         9525
10/31/88              10972                         10560
10/31/89              12293                         11464
10/31/90              13022                         12131
10/31/91              14923                         13858
10/31/92              16463                         15208
10/31/93              18626                         16757
10/31/94              17795                         16090
10/31/95              20530                         18473
10/31/96              21580                         19222
10/31/97              23447                         20731

[/LINE CHART]

            Average Annual Total Returns for Periods Ending 10/31/97

                                                                From Inception
                                                                  2/24/94 to
                                      1 Year   5 Years 10 Years    10/31/97
--------------------------------------------------------------------------------
Class A with 4.75% sales charge        2.75%    5.37%   7.56%        --
--------------------------------------------------------------------------------
Class A at net asset value             7.85%    6.39%   8.09%        --
--------------------------------------------------------------------------------
Class B with CDSC                      2.94%      --      --       4.84%
--------------------------------------------------------------------------------
Class B at net asset value             6.94%      --      --       5.32%
--------------------------------------------------------------------------------
Lehman Brothers Government Bond Index* 8.65%    7.33%   8.90%      6.90%**
--------------------------------------------------------------------------------

This chart assumes an initial gross investment of $10,000 made on 10/31/87 for Class A shares. The total return for Class A shares reflects the maximum sales charge of 4.75% on the initial investment and assumes reinvestment of dividends and capital gains. Class B share performance will be greater or less than that shown based on differences in inception dates, fees and sales charges. The total return (from inception 2/24/94) for Class B shares reflects the 5% contingent deferred sales charge (CDSC), which is applicable on all shares redeemed during the 1st year after purchase and 4% for all shares redeemed during the 2nd year after purchase (scaled down to 3%--3rd year; 2%--4th and 5th year and 0% thereafter). Returns indicate past performance, which is not predictive of future performance. Investment return and net asset value will fluctuate, so that your shares, when redeemed, may be worth more or less than the original cost.

*The Lehman Brothers Government Bond Index is an unmanaged but commonly used measure of non-mortgaged government securities performance. The index's performance does not reflect sales charges.

**Index information from 2/28/94 to 10/31/97.

Phoenix U.S. Government Securities Fund Series
--------------------------------------------------------------------------------

                        INVESTMENTS AT OCTOBER 31, 1997






                                        STANDARD
                                        & POOR'S            PAR
                                         RATING            VALUE
                                       (Unaudited)         (000)               VALUE
                                      ------------- ---------------------   -------------
U.S. GOVERNMENT AND AGENCY SECURITIES--61.0%
U.S. Treasury Bonds--2.7%
  U.S. Treasury Bonds 6.375%,
    8/15/27  ........................      AAA      $ 1,000                  $  1,030,625
  U.S. Treasury Bonds WI
    6.125%, 11/15/27 (h) ............      AAA        4,000                     3,997,200
                                                                             ------------
                                                                                5,027,825
                                                                             ------------
U.S. Treasury Notes--49.0%
  U.S. Treasury Inflation Index
    Notes 3.375%, 1/15/07 (i)   .          AAA        9,165                     9,176,200
  U.S. Treasury Notes 5.625%,
    10/31/99 ........................      AAA       24,220                    24,227,557
  U.S. Treasury Notes 6.25%,
    8/31/02 (e) .....................      AAA       43,000                    43,791,630
  U.S. Treasury Notes 6.625%,
    5/15/07  ........................      AAA       10,800                    11,373,750
  U.S. Treasury Notes 6.125%,
    8/15/07  ........................      AAA        3,350                     3,423,281
                                                                             ------------
                                                                               91,992,418
                                                                             ------------
Agency Mortgage-Backed Securities--9.3%
  FNMA 10%, 5/25/04   ...............      AAA        3,003                     3,200,211
  FNMA 6.50%, 5/25/18 ...............      AAA        1,500                     1,513,125
  FNMA 8.50%, 11/25/19   ............      AAA           58                        57,509
  FNMA 6.85%, 5/17/20 ...............      AAA       10,000                    10,050,000
  FNMA 6.75%, '19-'21 ...............      AAA        2,000                     2,045,010
  GNMA 8%, '05-'06 ..................      AAA          141                       148,769
  GNMA 8.50%, '01-'22 ...............      AAA          446                       467,935
                                                                             ------------
                                                                               17,482,559
                                                                             ------------
TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES
  (Identified cost $112,858,455)  .......................................     114,502,802
                                                                             ------------
MUNICIPAL BONDS--20.6%
  Atlanta Downtown
    Development Authority
    Lease Revenue Taxable
    6.875%, 2/1/21 (e) (f)  .........      AAA        5,100                     5,142,381
  Chicago Public Building
    Taxable 6.25%, 1/1/99 (c)  ......      AAA        2,000                     2,009,500
  Chicago Public Building
    Taxable 6.65%, 1/1/01 (c)  ......      AAA        1,000                     1,017,180
  Chicago Public Building
    Taxable 7%, 1/1/06 (c)  .........      AAA        2,000                     2,088,280
  Chicago Public Building
    Taxable 7%, 1/1/07 (c)  .........      AAA        1,050                     1,097,974
  E-470 Public Highway
    Authority Colorado Revenue
    5%, 9/1/26  .....................      AAA        5,000                     4,765,900
  Harristown Development
    Corporation PA Special
    Taxable 6.15%, 2/1/16   .........    Aaa(g)       5,000                     4,668,550


                                        STANDARD
                                        & POOR'S            PAR
                                         RATING            VALUE
                                       (Unaudited)         (000)                VALUE
                                      ------------- ---------------------   -------------

MUNICIPAL BONDS--continued
  Massachusetts Turnpike
    Authority Metropolitan
    Highway System Revenue
    5%, 1/1/27  .....................      AAA      $ 5,000                  $  4,750,600
  Port St. Lucie, Florida Utility
    Revenue 5.125%, 9/1/27  .........      AAA        5,000                     4,848,350
  San Francisco City & County
    Redevelopment Agency
   Revenue Taxable 9.75%,
    6/1/13 (c) (e) ..................      AAA        4,800                     6,300,816
  Texas Water Development
    Board Revenue-ST
    Revolving Fund 5%,
    7/15/19  ........................      AAA        2,000                     1,945,680
                                                                             ------------
TOTAL MUNICIPAL BONDS
  (Identified cost $38,067,152).........................................................
                                                                               38,635,211
                                                                             ------------
NON-CONVERTIBLE BONDS--6.2%
Leisure Time (Products)--2.3%
  Mashantucket Pequot Revenue
    144A 6.91%, 9/1/12 (b)  .........      AAA        4,200                     4,273,710
                                                                             ------------
Non-Agency Mortgage-Backed Securities--3.9%
  PNC Mortgage Securities Corp.
    96-3, A5 8%, 12/25/26   .........    Aaa(g)       4,588                     4,854,498
  Resolution Trust Corp. 95-2,
    M1 7.15%, 5/25/29 ...............     Aa(g)       2,509                     2,551,563
                                                                             ------------
                                                                                7,406,061
                                                                             ------------
TOTAL NON-CONVERTIBLE BONDS
  (Identified cost $11,507,396).........................................................
                                                                               11,679,771
                                                                             ------------
                                                    SHARES
                                                    ------
PREFERRED STOCKS--5.3%
REITS--5.3%
  Home Ownership Funding 2,
    Step-down Pfd. 144A
    13.338% (b) (d)   ...............                10,000                     9,913,450
                                                                             ------------
TOTAL PREFERRED STOCKS
  (Identified cost $9,660,265) ..........................................       9,913,450
                                                                             ------------
TOTAL LONG-TERM INVESTMENTS--93.1%
  (Identified cost $172,093,268)  ......................................................
                                                                              174,731,234
                                                                             ------------



                       See Notes to Financial Statements
                                                                              43







Phoenix U.S. Government Securities Fund Series
--------------------------------------------------------------------------------




                                   PAR
                                  VALUE
                                  (000)        VALUE
                                ---------   ------------

SHORT-TERM OBLIGATIONS--8.2%
Federal Agency Securities--8.2%
  FHLMC 5.65%, 11/3/97 ......    $15,315     $15,310,193
                                             -----------
TOTAL SHORT-TERM OBLIGATIONS
   (Identified cost $15,310,193)  ......      15,310,193
                                             ===========




                                          VALUE
                                       ------------

TOTAL INVESTMENTS--101.3%
  (Identified cost $187,403,461)       $190,041,427(a)
    Cash and receivables, less
      liabilities--(1.3%)                (2,469,860)
                                       ------------
NET ASSETS--100.0%                     $187,571,567
                                       =============




(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $2,580,887 and gross depreciation of $307,456 for income tax purposes. At October 31, 1997, the aggregate cost of securities for federal income tax purposes was $187,767,996.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At October 31, 1997 these securities amounted to a value of $14,187,160 or 7.6% of net assets.
(c) These bonds are fully defeased by U.S. Government Treasury Obligations. (d) Dividend payments backed by FHLMC ("Freddie Mac") Participation
    Certificates.
(e) All or a portion segregated as collateral.
(f) The revenue from this security is backed by the U.S. Government. (g) As rated by Moody's, Fitch or Duff & Phelps.
(h) When issued.
(i) Variable or step coupon security; interest rate shown reflects rate currently in effect.

                       See Notes to Financial Statements
44

Phoenix U.S. Government Securities Fund Series
--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                OCTOBER 31, 1997





Assets
Investment securities at value
 (Identified cost $187,403,461)                             $ 190,041,427
Cash                                                                3,344
Receivables
 Interest and dividends                                         1,754,606
 Fund shares sold                                                 438,157
                                                            -------------
  Total assets                                                192,237,534
                                                            -------------
Liabilities
Payables
 Investment securities purchased                                3,995,045
 Fund shares repurchased                                          443,481
 Investment advisory fee                                           71,336
 Distribution fee                                                  42,882
 Transfer agent fee                                                40,785
 Financial agent fee                                                8,209
 Trustees' fee                                                      3,636
Accrued expenses                                                   60,593
                                                            -------------
  Total liabilities                                             4,665,967
                                                            -------------
Net Assets                                                  $ 187,571,567
                                                            =============
Net Assets Consist of:
Capital paid in on shares of beneficial interest            $ 195,357,302
Undistributed net investment income                               694,705
Accumulated net realized loss                                 (11,118,406)
Net unrealized appreciation                                     2,637,966
                                                            -------------
Net Assets                                                  $ 187,571,567
                                                            =============
Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $182,250,364)            18,874,419
Net asset value per share                                   $        9.66
Offering price per share
  $9.66/(1-4.75%)                                           $       10.14
Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $5,321,203)                 554,129
Net asset value and offering price per share                $        9.60



                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1997





Investment Income
Interest                                                  $12,482,271
Dividends                                                     446,860
Security lending                                               71,932
                                                          -----------
  Total investment income                                  13,001,063
                                                          -----------
Expenses
Investment advisory fee                                       885,257
Distribution fee--Class A                                     479,186
Distribution fee--Class B                                      50,496
Financial agent fee                                            93,466
Transfer agent                                                314,694
Printing                                                       48,172
Registration                                                   26,304
Professional                                                   22,032
Trustees                                                       19,633
Custodian                                                      18,620
Miscellaneous                                                   3,531
                                                          -----------
  Total expenses                                            1,961,391
                                                          -----------
Net investment income                                      11,039,672
                                                          -----------
Net Realized and Unrealized Gain (Loss) on Investments Net realized gain on securities 517,260 Net change in unrealized appreciation (depreciation) on
  investments                                               2,715,533
                                                          -----------
Net gain on investments                                     3,232,793
                                                          -----------
Net increase in net assets resulting from
  operations                                              $14,272,465
                                                          ===========



                       See Notes to Financial Statements
                                                                              45

Phoenix U.S. Government Securities Fund Series
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS





                                                                                        Year Ended           Year Ended
                                                                                     October 31, 1997     October 31, 1996
                                                                                     ------------------   -----------------
From Operations
 Net investment income                                                                 $  11,039,672       $  12,502,080
 Net realized gain (loss)                                                                    517,260          (2,717,827)
 Net change in unrealized appreciation (depreciation)                                      2,715,533            (904,425)
                                                                                       -------------       -------------
 Increase in net assets resulting from operations                                         14,272,465           8,879,828
                                                                                       -------------       -------------
From Distributions to Shareholders
 Net investment income--Class A                                                          (10,634,100)        (11,752,701)
 Net investment income--Class B                                                             (259,835)           (201,921)
                                                                                       -------------       -------------
 Decrease in net assets from distributions to shareholders                               (10,893,935)        (11,954,622)
                                                                                       -------------       -------------
From Share Transactions
Class A
 Proceeds from sales of shares (2,629,037 and 3,190,243 shares, respectively)             24,689,395          30,366,623
 Net asset value of shares issued from reinvestment of distributions (639,861 and
  680,397 shares, respectively)                                                            6,046,315           6,412,886
 Cost of shares repurchased (6,412,210 and 6,419,884 shares, respectively)               (60,334,761)        (61,087,957)
                                                                                       -------------       -------------
Total                                                                                    (29,599,051)        (24,308,448)
                                                                                       -------------       -------------
Class B
 Proceeds from sales of shares (165,395 and 241,903 shares, respectively)                  1,565,869           2,287,444
 Net asset value of shares issued from reinvestment of distributions (16,313 and
  11,893 shares, respectively)                                                               153,651             111,576
 Cost of shares repurchased (143,485 and 119,425 shares, respectively)                    (1,354,825)         (1,122,209)
                                                                                       -------------       -------------
Total                                                                                        364,695           1,276,811
                                                                                       -------------       -------------
 Decrease in net assets from share transactions                                          (29,234,356)        (23,031,637)
                                                                                       -------------       -------------
 Net decrease in net assets                                                              (25,855,826)        (26,106,431)
Net Assets
 Beginning of period                                                                     213,427,393         239,533,824
                                                                                       -------------       -------------
 End of period (including undistributed net investment income of
  $694,705 and $264,123, respectively)                                                 $ 187,571,567       $ 213,427,393
                                                                                       =============       =============



                       See Notes to Financial Statements
46

Phoenix U.S. Government Securities Fund Series
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)




                                                                             Class A
                                              -----------------------------------------------------------------
                                                                      Year Ended October 31,
                                                1997         1996          1995           1994            1993
                                              -------     ---------     --------        --------         ------
Net asset value, beginning of period           $ 9.47        $ 9.60        $8.88         $ 9.87          $ 9.91
Income from investment operations
 Net investment income                           0.55          0.52         0.55           0.64            0.62(1)
 Net realized and unrealized gain (loss)         0.17         (0.15)        0.72          (1.02)           0.34
                                               ------        ------        -----         ------          -------
  Total from investment operations               0.72          0.37         1.27          (0.38)           0.96
                                               ------        ------        -----         ------          -------
Less distributions
 Dividends from net investment income           (0.53)        (0.50)        0.55)         (0.45)          (0.62)
 Dividends from net realized gains                 --            --           --          (0.02)          (0.38)
 Tax return of capital                             --            --           --          (0.14)             --
                                               ------        ------        -----         ------          -------
  Total distributions                           (0.53)        (0.50)        0.55)         (0.61)          (1.00)
                                               ------        ------        -----         ------          -------
Change in net asset value                        0.19         (0.13)        0.72          (0.99)          (0.04)
                                               ------        ------        -----         ------          -------
Net asset value, end of period                 $ 9.66        $ 9.47        $9.60         $ 8.88          $ 9.87
                                               ======        ======        =====         ======          =======
Total return(2)                                  7.85%         4.05%       14.81%         (3.98)%         10.18%
Ratios/supplemental data:
Net assets, end of period (thousands)        $182,250      $208,552     $235,879       $262,157         $57,072
Ratio to average net assets of:
 Operating expenses                              0.98%         1.03%        0.99%          0.98%           0.75%
 Net investment income                           5.63%         5.55%        6.01%          5.92%           6.19%
Portfolio turnover                                377%          379%         178%           101%            264%





                                                                      Class B
                                             ---------------------------------------------------------
                                                                                    From
                                                                                  Inception
                                                    Year Ended October 31,        2/24/94 to
                                               1997        1996        1995        10/31/94
                                             -------     -------     -------      --------
Net asset value, beginning of period          $ 9.45      $ 9.58      $ 8.86        $9.61
Income from investment operations
 Net investment income                          0.47        0.44        0.48         0.39
 Net realized and unrealized gain (loss)        0.17       (0.14)       0.72        (0.75)
                                              ------      ------      ------        -----
  Total from investment operations              0.64        0.30        1.20        (0.36)
                                              ------      ------      ------        -----
Less distributions
 Dividends from net investment income          (0.49)      (0.43)      (0.48)       (0.30)
 Dividends from net realized gains                --          --          --           --
 Tax return of capital                            --          --          --        (0.09)
                                              ------      ------      ------        -----
  Total distributions                          (0.49)      (0.43)      (0.48)       (0.39)
                                              ------      ------      ------        -----
Change in net asset value                       0.15       (0.13)       0.72        (0.75)
                                              ------      ------      ------        -----
Net asset value, end of period                $ 9.60      $ 9.45      $ 9.58        $8.86
                                              ======      ======      ======        =====
Total return(2)                                 6.94%       3.39%      13.82%       (3.83)%(4)
Ratios/supplemental data:
Net assets, end of period (thousands)         $5,321      $4,875      $3,655       $1,238
Ratio to average net assets of:
 Operating expenses                             1.71%       1.78%       1.73%        2.00%(3)
 Net investment income                          4.91%       4.79%       5.23%        4.49%(3)
Portfolio turnover                               377%        379%        178%         101%



(1) Includes reimbursement of operating expenses by investment adviser of $0.03.
(2) Maximum sales load is not reflected in the total return calculation. (3) Annualized (4) Not annualized

                       See Notes to Financial Statements
                                                                              47

PHOENIX MONEY MARKET FUND SERIES

INVESTOR PROFILE

     Phoenix Money Market Fund is designed for conservative investors seeking high current income with minimal risk of capital.


INVESTMENT ADVISER'S REPORT

     Phoenix Money Market Fund continued to perform well for the fiscal year ended October 31, 1997. Current yield was 4.79% for Class A shares and 4.10% for Class B shares. Current yield is a seven-day annualized yield computed by dividing the average net income earned per share during the seven days preceding the date of calculation by the average daily net asset value per share for the same period multiplied by 365.

     Short-term money markets experienced high volatility over the last 12 months. In the fourth quarter of 1996, GDP rose 4.3%, showing strength in the employment and wages components. Continued strength into the first quarter of 1997 and growing concern over inflation prompted the Federal Reserve to preemptively raise rates from 5.25% to 5.50%.

     In the months following the tightening, economic data continued to show pockets of strength. Concerns over the strength of the economy and fears of rekindled inflation increased cash flows in the short end of the market. However, moderate growth with little evidence of inflation kept the Federal Reserve on hold.

     The summer months were marked by mixed economic data. Remarks from the Federal Reserve about an overly enthusiastic stock market and signs of rising inflation led to increasing market volatility. By fall the markets were expecting another Fed tightening. Subsequently, turmoil in Southeast Asia, causing unstable markets globally, kept the Fed on hold.

     During this time, we kept the Fund's average maturity relatively neutral. Our focus has been to maintain a market neutral strategy rather than forecast interest-rate movements. Increased market volatility has proven this strategy to be effective. We continue to emphasize high-quality commercial paper and variable-rate securities to enhance yield. The Fund's average credit quality remains A1/P1.


OUTLOOK

     Near term we anticipate slower U.S. economic growth as a result of the recent shake up in world markets. Growth should decelerate with inflation remaining subdued. However, if inflation fears are rekindled, the Fed will be diligent in raising rates.

     We continue to emphasize credit quality, focusing on higher yielding issues, such as commercial paper and variable-rate securities. Given the uncertainty in the market, we will be monitoring any movement in interest rates or shifts in yield spreads to identify attractive trading opportunities.

Phoenix Money Market Fund Series
--------------------------------------------------------------------------------

Monthly Yield Comparison


[LINE CHART]

(tabular representation of plot points)

            IBC Donoghue      Money Market Fund
         Money Fund Report*     - Class A
11/96              4.75             4.56
12/96              4.78             4.63
 1/97              4.77             4.64
 2/97              4.75             4.6
 3/97              4.75             4.66
 4/97              4.85             4.81
 5/97              4.91             4.85
 6/97              4.95             4.87
 7/97              4.94             4.88
 8/97              4.94             4.86
 9/97              4.93             4.86
10/97              4.92             4.84

[/LINE CHART]



The above graph covers the period from October 31, 1996 to October 31, 1997. The results are not indicative of the rate of return which may be realized from an investment made in the Money Market Fund today. The Money Market Fund Series is neither insured nor guaranteed by the U.S. Government, and there can be no assurance that the Fund will be able to maintain a stable Net Asset Value at $1.00 per share.

*Average monthly yield of taxable Money Market Funds as reported by IBC's Money Fund Report.

Phoenix Money Market Fund Series
--------------------------------------------------------------------------------

                        INVESTMENTS AT OCTOBER 31, 1997




 Face
 Value                                    Interest   Maturity
 (000)             Description              Rate       Date       Value
-------- -------------------------------- ---------- ---------- ------------
FEDERAL AGENCY SECURITIES--10.1%
$3,500   FHLB ...........................   5.69 %    11/20/97   $ 3,500,000
 3,000   FHLB ...........................   5.79       1/21/98     3,000,000
 6,500   FHLB ...........................   5.78       1/28/98     6,500,000
 7,500   SLMA ...........................   6.00       6/30/98     7,500,000
                                                                 -----------
TOTAL FEDERAL AGENCY SECURITIES   ...........................     20,500,000
                                                                 -----------
FEDERAL AGENCY SECURITIES--VARIABLE--18.9% (b)
                                                        Reset
                                                        Date
                                                      --------
 4,500   FFCB (final maturity 4/1/99) ...   5.28       11/1/97     4,500,000
10,500   FFCB (final maturity 7/24/00)      5.79       11/1/97    10,503,231
 1,000   SLMA (final maturity
         11/24/97)  .....................   5.27       11/4/97     1,000,000
 3,500   SLMA (final maturity
         11/10/98)  .....................   5.29       11/4/97     3,498,106
 2,000   SLMA (final maturity 2/22/99)   .  5.30       11/4/97     2,000,000
 5,000   SLMA (final maturity 2/8/99) ...   5.31       11/4/97     5,000,000
 3,000   SLMA (final maturity 3/7/01) ...   5.36       11/4/97     3,000,000
 3,000   FHLMC (final maturity
         6/22/98)   .....................   5.405     11/20/97     2,999,055
 3,000   FNMA (final maturity
         12/14/98)  .....................   5.36      12/14/97     2,998,158
 3,000   SBA (final maturity 10/25/22)      6.00        1/1/98     2,996,251
                                                                 -----------
           TOTAL FEDERAL AGENCY SECURITIES--VARIABLE              38,494,801
                                                                 -----------





                                      Standard
                                      & Poor's
                                       Rating            Maturity
                                    (Unaudited)            Date
                                    -------------        ----------

COMMERCIAL PAPER--65.7%
   502  Heinz (H.J.) Co.  ......... A-1           5.50     11/3/97     501,847
 1,060  Merrill Lynch & Co., Inc.   A-1+          5.54     11/3/97   1,059,674
 1,000  Pfizer, Inc.   ............ A-1+          5.52     11/3/97     999,693
 5,235  Pitney Bowes Credit
        Corp. ..................... A-1+          5.70     11/3/97   5,233,342
   500  Preferred Receivables
        Funding Corp.  ............ A-1           5.80     11/3/97     499,839
   750  BellSouth
        Telecommunications,
        Inc.  ..................... A-1+          5.57     11/4/97     749,652
   747  Receivables Capital Corp.   A-1+          5.54     11/4/97     746,655
   500  Du Pont (E.I.) de
        Nemours & Co.  ............ A-1+          5.55     11/6/97     499,615
 3,000  Goldman, Sachs & Co.        A-1+          5.62     11/6/97   2,997,656
 1,642  Receivables Capital Corp.   A-1+          5.55     11/6/97   1,640,734
 2,500  Kimberly-Clark Corp. ...... A-1+          5.65     11/7/97   2,497,646
 4,570  Colgate-Palmolive Co.       A-1           5.54    11/10/97   4,563,671






                                    Standard
 Face                               & Poor's
 Value                               Rating     Interest   Maturity
 (000)          Description       (Unaudited)     Rate       Date       Value
--------- ----------------------- ------------- ---------- ---------- -----------

COMMERCIAL PAPER--continued
 $ 2,700  Corporate Asset
          Funding Co., Inc.   .   A-1+           5.55%     11/10/97    $2,696,254
   3,300  CXC, Inc.  ............ A-1+            5.52     11/12/97     3,294,434
   1,200  Coca-Cola Co. ......... A-1+            5.52     11/12/97     1,197,976
     565  Corporate Asset
          Funding Co., Inc.   .   A-1+            5.51     11/12/97       564,049
   2,750  Exxon Imperial U.S.,
          Inc. .................. A-1+            5.52     11/12/97     2,745,370
   1,550  Cargill, Inc. ......... A-1+            5.50     11/13/97     1,547,158
   3,000  Enterprise Funding
          Corp.   ............... A-1+            5.73     11/13/97     2,994,270
   3,470  AlliedSignal, Inc.  ... A-1             5.55     11/14/97     3,463,046
     450  Beta Finance, Inc.  ... A-1+            5.55     11/14/97       449,098
   3,000  Corporate Receivables
          Corp.   ............... A-1             5.35     11/14/97     2,994,204
   1,000  Gannett Co.   ......... A-1             5.52     11/14/97       998,007
   3,500  General Electric
          Capital Corp. ......... A-1+            5.53     11/17/97     3,491,398
   1,465  Pitney Bowes Credit
          Corp.   ............... A-1+            5.65     11/17/97     1,461,321
   2,516  Receivables Capital
          Corp.   ............... A-1+            5.54     11/17/97     2,509,805
   1,800  General Electric
          Capital Corp. ......... A-1+            5.50     11/19/97     1,795,050
   3,255  Greenwich Funding
          Corp.   ............... A-1+            5.53     11/20/97     3,245,500
   3,165  Preferred Receivables
          Funding Corp. ......... A-1             5.52     11/21/97     3,155,294
     700  Cargill, Inc. ......... A-1+            5.52     11/24/97       697,531
   1,129  Greenwich Funding
          Corp.   ............... A-1+            5.55     11/24/97     1,124,997
   4,170  Beta Finance, Inc.  ... A-1+            5.52     11/25/97     4,154,654
     600  Beta Finance, Inc.  ... A-1+            5.55     11/25/97       597,780
   1,600  Enterprise Funding
          Corp.   ............... A-1+            5.71     11/25/97     1,593,909
   3,650  General Electric
          Capital Corp. ......... A-1+            5.54     11/26/97     3,635,958
   5,000  Goldman, Sachs & Co.    A-1+            5.53     11/28/97     4,979,263
     315  Enterprise Funding
          Corp.   ............... A-1+            5.53      12/1/97       313,548
     600  Enterprise Funding
          Corp.   ............... A-1+            5.57      12/1/97       597,215
   3,680  Greenwich Funding
          Corp.   ............... A-1+            5.56      12/1/97     3,662,949
   1,600  Receivables Capital
          Corp.   ............... A-1+            5.54      12/1/97     1,592,613
   3,645  Du Pont (E.I.) de
          Nemours & Co. ......... A-1+            5.50      12/2/97     3,627,737



See Notes to Financial Statements
50






Phoenix Money Market Fund Series
--------------------------------------------------------------------------------






                                      Standard
 Face                                 & Poor's
 Value                                 Rating     Interest   Maturity
 (000)           Description        (Unaudited)     Rate       Date         Value
--------- ------------------------- ------------- ---------- ---------- --------------------

COMMERCIAL PAPER--continued
$ 3,000   Private Export
          Funding Corp.   ......... A-1+           5.53%       12/4/97    $    2,984,792
  5,000   Private Export
          Funding Corp.   ......... A-1+            5.51       12/5/97         4,973,981
  2,000   Private Export
          Funding Corp.   ......... A-1+            5.57       12/5/97         1,989,479
    377   International Lease
          Finance Corp.   ......... A-1             5.55       12/9/97           374,791
  1,875   Receivables Capital
          Corp.  .................. A-1+            5.53      12/10/97         1,863,767
  1,075   Receivables Capital
          Corp.  .................. A-1+            5.55      12/10/97         1,068,537
  2,500   Kimberly-Clark Corp.     .A-1+            5.50      12/12/97         2,484,340
  2,800   Preferred Receivables
          Funding Corp.   ......... A-1             5.55      12/18/97         2,779,712
    500   General Re Corp.   ...... A-1+            5.51      12/26/97           495,791
    790   International Lease
          Finance Corp.   ......... A-1             5.55       1/20/98           780,257
  3,500   CXC, Inc. ............... A-1+            5.57       1/27/98         3,452,887
  2,000   Corporate Receivables
          Corp.  .................. A-1             5.58       1/28/98         1,972,720
  3,250   Merrill Lynch & Co.,
          Inc.   .................. A-1+            5.58       1/30/98         3,204,662
  3,000   Pitney Bowes Credit
          Corp.  .................. A-1+            5.52       1/30/98         2,958,600


                                      Standard
 Face                                 & Poor's
 Value                                 Rating     Interest    Maturity
 (000)           Description        (Unaudited)     Rate       Date          Value
--------- ------------------------- ------------- ---------- ---------- --------------------

COMMERCIAL PAPER--continued
$   900   AT&T Corp.   ............ A-1+           5.57%       2/12/98    $      885,657
  2,500   Corporate Receivables
          Corp.  .................. A-1             5.55       2/18/98         2,457,990
  2,890   Preferred Receivables
          Funding Corp.   ......... A-1             5.56       2/23/98         2,839,117
  3,816   Enterprise Funding
          Corp.  .................. A-1+            5.69       2/27/98         3,744,829
    850   Du Pont (E.I.) de
          Nemours & Co.   ......... A-1+            5.57        3/9/98           833,561
  1,800   Beta Finance, Inc. ...... A-1+            5.58       3/12/98         1,763,451
  2,900   Beta Finance, Inc. ...... A-1+            5.60       4/29/98         2,819,251
                                                                               ---------
TOTAL COMMERCIAL PAPER
                                                                             133,898,584
                                                                          --------------
MEDIUM-TERM NOTES--1.5%
  3,100   Associates Corporation
          of North America   ...... AA-             6.38       8/15/98         3,110,600
                                                                               ---------
TOTAL MEDIUM-TERM NOTES
                                                                               3,110,600
                                                                          --------------
CERTIFICATES OF DEPOSIT--1.2%
  2,500   Deutsche Bank N.Y. Yankee  ......................................................
                                                    5.64       1/15/98         2,500,000
                                                                               ---------
TOTAL CERTIFICATES OF DEPOSIT
                                                                               2,500,000
                                                                          --------------
TOTAL INVESTMENTS--97.4%
 (Identified cost $198,503,985) ...............                              198,503,985(a)
 Cash and receivables, less liabilities--2.6%                                  5,204,094
                                                                          --------------

NET ASSETS--100.0%                                                          $203,708,079
            =====                                                           ============



(a) Federal Income Tax Information: At October 31, 1997, the aggregate cost of securities was the same for book and tax purposes.
(b) Variable rate demand notes. The interest rates shown reflect the rates currently in effect.

                       See Notes to Financial Statements
                                                                              51

Phoenix Money Market Fund Series
--------------------------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                               OCTOBER 31, 1997





Assets
Investment securities at value
  (Identified cost $198,503,985)                           $198,503,985
Receivables
 Fund shares sold                                             6,960,757
 Interest                                                     1,058,585
                                                           ------------
  Total assets                                              206,523,327
                                                           ------------
Liabilities
Payables
 Custodian                                                       13,876
 Fund shares repurchased                                      2,440,746
 Dividend distributions                                         108,695
 Transfer agent fee                                              87,680
 Investment advisory fee                                         63,558
 Financial agent fee                                              8,224
 Distribution fee                                                 6,388
 Trustees' fee                                                    3,636
Accrued expenses                                                 82,445
                                                           ------------
  Total liabilities                                           2,815,248
                                                           ------------
Net Assets                                                 $203,708,079
                                                           ============
Net Assets Consist of:
Capital paid in on shares of beneficial interest           $203,708,079
                                                           ------------
Net Assets                                                 $203,708,079
                                                           ============
Class A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $188,694,703)         188,694,703
Net asset value and offering price per share               $       1.00
Class B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $15,013,376)           15,013,376
Net asset value and offering price per share               $       1.00




                            STATEMENT OF OPERATIONS
                          YEAR ENDED OCTOBER 31, 1997





Investment Income
Interest                       $10,948,988
                               -----------
  Total investment income       10,948,988
                               -----------
Expenses
Investment advisory fee            788,106
Distribution fee--Class B           77,717
Financial agent fee                 93,776
Transfer agent fee                 492,272
Registration                        55,120
Printing                            51,923
Custodian                           29,261
Professional                        27,499
Trustees                            19,555
Miscellaneous                        6,745
                               -----------
  Total expenses                 1,641,974
                               -----------
Net investment income          $ 9,307,014
                               ===========



                       See Notes to Financial Statements
52

Phoenix Money Market Fund Series
--------------------------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS





                                                                                              Year Ended         Year Ended
                                                                                           October 31, 1997   October 31, 1996
                                                                                           ------------------ -------------------
From Operations
 Net investment income                                                                      $    9,307,014     $      9,418,637
                                                                                            --------------     ----------------
From Distributions to Shareholders
 Net investment income--Class A                                                                 (8,890,389)          (9,064,115)
 Net investment income--Class B                                                                   (416,625)            (354,522)
                                                                                            --------------     ----------------
 Decrease in net assets from distributions to shareholders                                      (9,307,014)          (9,418,637)
                                                                                            --------------     ----------------
From Share Transactions
Class A
 Proceeds from sales of shares (732,054,689 and 1,212,801,272 shares, respectively)            732,054,689        1,212,801,272
 Net asset value of shares issued from reinvestment of distributions (8,138,566 and
8,374,618
  shares, respectively)                                                                          8,138,566            8,374,618
 Cost of shares repurchased (744,357,959 and 1,221,850,524 shares, respectively)              (744,357,959)      (1,221,850,524)
                                                                                            --------------     ----------------
Total                                                                                           (4,164,704)            (674,634)
                                                                                            --------------     ----------------
Class B
 Proceeds from sales of shares (35,539,707 and 16,991,839 shares, respectively)                 35,539,707           16,991,839
 Net asset value of shares issued from reinvestment of distributions (329,335 and 281,654
  shares, respectively)                                                                            329,335              281,654
 Cost of shares repurchased (31,078,203 and 15,556,837 shares, respectively)                   (31,078,203)         (15,556,837)
                                                                                            --------------     ----------------
Total                                                                                            4,790,839            1,716,656
                                                                                            --------------     ----------------
 Increase in net assets from share transactions                                                    626,135            1,042,022
                                                                                            --------------     ----------------
 Net increase in net assets                                                                        626,135            1,042,022
Net Assets
 Beginning of period                                                                           203,081,944          202,039,922
                                                                                            --------------     ----------------
 End of period                                                                              $  203,708,079     $    203,081,944
                                                                                            ==============     ================



                       See Notes to Financial Statements
                                                                              53

Phoenix Money Market Fund Series
--------------------------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (Selected data for a share outstanding throughout the indicated period)




                                                                            Class A
                                          ---------------------------------------------------------------------
                                                                    Year Ended October 31,
                                             1997           1996           1995           1994           1993
                                          ---------      ---------       --------      ---------       --------
Net asset value, beginning of period       $  1.00        $  1.00        $  1.00        $  1.00         $  1.00
Income from investment operations
 Net investment income                        0.048          0.047          0.053          0.032           0.025(1)
                                           --------       --------       --------       --------        ---------
  Total from investment operations            0.048          0.047          0.053          0.032           0.025
                                           --------       --------       --------       --------        ---------
Less distributions
 Dividends from net investment income        (0.048)        (0.047)        (0.053)        (0.032)         (0.025)
                                           --------       --------       --------       --------        ---------
Change in net asset value                        --             --             --             --              --
                                           --------       --------       --------       --------        ---------
Net asset value, end of period             $  1.00        $  1.00        $  1.00        $  1.00         $  1.00
                                           ========       ========       ========       ========        =========
Total return                                  4.76%          4.67%          5.32%          3.20%           2.50%
Ratios/supplemental data:
Net assets, end of period (thousands)      $188,695       $192,859       $193,534       $196,566        $170,334
Ratio to average net assets of:
 Operating expenses                           0.79%          0.84%           0.71%          0.85%           0.85%
 Net investment income                        4.76%          4.68%           5.31%          3.19%           2.53%





                                                                   Class B
                                          ---------------------------------------------------
                                                                                     From
                                                                                  Inception
                                                                                   7/15/94
                                                  Year Ended October 31,              to
                                            1997          1996        1995         10/31/94
                                          --------      -------     --------      -----------
Net asset value, beginning of period       $ 1.00       $ 1.00       $ 1.00         $1.00
Income from investment operations
 Net investment income                       0.040        0.039        0.046         0.007
                                           -------      -------      -------        -------
  Total from investment operations           0.040        0.039        0.046         0.007
                                           -------      -------      -------        -------
Less distributions
 Dividends from net investment income       (0.040)      (0.039)      (0.046)       (0.007)
                                           -------      -------      -------        --------
Change in net asset value                       --           --           --            --
                                           -------      -------      -------        --------
Net asset value, end of period             $ 1.00       $ 1.00       $ 1.00          $1.00
                                           =======      =======      =======        ========
Total return                                 4.02 %       3.93 %       4.63 %         0.70%(3)
Ratios/supplemental data:
Net assets, end of period (thousands)      $15,013      $10,223      $ 8,506        $2,086
Ratio to average net assets of:
 Operating expenses                          1.55 %       1.59 %       1.44 %         1.60%(2)
 Net investment income                       4.02 %       3.92 %       4.62 %         3.46%(2)



(1) Includes reimbursement of operating expenses by investment adviser of $0.0001.
(2) Annualized. (3) Not annualized.

                       See Notes to Financial Statements
54

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 1997

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

     Phoenix Series Fund (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Each Series has distinct investment objectives. The Balanced Fund Series seeks to provide reasonable income, long-term capital growth and conservation of capital. The Convertible Fund Series seeks as its investment objectives income and the potential for capital appreciation; these objectives are to be considered as relatively equal. The Growth Fund Series seeks long-term appreciation of capital. The Aggressive Growth Fund Series seeks appreciation of capital through the use of aggressive investment techniques. The High Yield Fund Series seeks to provide high current income. The U.S. Government Securities Fund Series seeks a high level of current income by investing in U.S. Government guaranteed or backed securities. The Money Market Fund Series seeks to provide as high a level of current income consistent with capital preservation and liquidity.

     Each Series offers both Class A and Class B shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Both classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Series are borne pro rata by the holders of both classes of shares, except that each class bears distribution expenses unique to that class.

     The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.


A. Security valuation:

     Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

     The Money Market Fund Series uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the classes' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds -1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide a fair valuation. This valuation procedure allows each class of the Series to maintain a constant net asset value of $1 per share.


B. Security transactions and related income:

     Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Series is notified. Interest income is recorded on the accrual basis. The Trust does not amortize premiums except for the Money Market Fund Series, but does amortize discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.


C. Income taxes:

     Each of the Series is treated as a separate taxable entity. It is the policy of each Series in the Trust to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Series intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.


D. Distributions to shareholders:

Distributions are recorded by each Series on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.


E. Foreign currency translation:

     Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the date income is accrued

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 1997 (Continued)

and paid, is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. Forward currency contracts:

     Each of the Series, except U.S. Government Securities Fund Series and Money Market Fund Series, may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

     A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Series as an unrealized gain (or loss). When the contract is closed, the Series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed.

G. Security lending:

     The Trust loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian). Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At October 31, 1997, the Trust had the following amounts of security loans:2

                                                        Value of
                                         Value of      Securities
                                        Collateral      on Loan
                                       -------------- -------------
Balanced Fund Series   ...............  $143,021,673   $140,115,192
Convertible Fund Series   ............     4,200,000      4,034,490
Growth Fund Series  ..................    31,830,000     31,018,950
Aggressive Growth Fund Series   ......    20,087,632     19,421,015
U.S. Government Securities Fund Series    11,062,500     10,841,880

H. Expenses:

     Expenses incurred by the Trust with respect to any two or more Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.


I. Options:

     The Trust, except for U.S. Government and Money Market Series, may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

     The Series will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

     Each Series, except for U.S. Government and Money Market Series, may purchase options which are included in the Series' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.


J. When-issued and delayed delivery transactions:

     Each Series may engage in when-issued or delayed delivery transactions. The Series record when-issued securities on the trade date and maintain collateral for the securities purchased. Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.


NOTE 2. INVESTMENT ADVISORY FEE AND RELATED PARTY TRANSACTIONS

     As compensation for its services to the Trust, the Adviser, Phoenix Investment Counsel, Inc., an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Series:

                                           1st $1    $1-2       $2+
Series                                    Billion   Billion   Billion
----------------------------------------- --------- --------- --------
Growth Fund Series  .....................  0.70%     0.65%     0.60%
Aggressive Growth Fund Series   .........  0.70%     0.65%     0.60%
Convertible Fund Series   ...............  0.65%     0.60%     0.55%
High Yield Fund Series ..................  0.65%     0.60%     0.55%
Balanced Fund Series   ..................  0.55%     0.50%     0.45%
U.S. Government Securities Fund Series     0.45%     0.40%     0.35%
Money Market Fund Series  ...............  0.40%     0.35%     0.30%

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 1997 (Continued)

     The Adviser has agreed to assume expenses and reduce the advisory fee for the benefit of the Money Market Fund Series to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 0.85% for Class A shares and 1.60% for Class B shares of the average of the aggregate daily net asset value.

     Phoenix Equity Planning Corporation (PEPCO), an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares, has advised the Trust that it retained selling commissions of $525,072 for Class A shares and deferred sales charges of $631,551 for Class B shares, for the year ended October 31, 1997. In addition, each Series except the Money Market Fund Series pays PEPCO a distribution fee of an annual rate of 0.25% for Class A shares and 1.00% for Class B shares applied to the average daily net assets of each Series; the distribution fee for the Money Market Fund Series is 0% and 0.75% for Class A and Class B, respectively. The distributor has advised the Series that of the total amount expensed for the year ended October 31, 1997, $3,044,353 was earned by the Distributor, $10,576,329 was earned by unaffiliated participants, and $1,358,415 was paid to W.S. Griffith, an indirect subsidiary of PHL.

     As Financial Agent of the Trust, PEPCO received a fee for bookkeeping, administration, and pricing services at an annual rate of 0.03% of the average daily net assets of the Fund through December 31, 1996, and starting on January 1, 1997, at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee may apply. PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the year ended October 31, 1997, transfer agent fees were $8,230,205 of which PEPCO retained $3,505,548 which is net of fees paid to State Street.

     At October 31, 1997, PHL and affiliates held Phoenix Series Fund shares which aggregated the following:

                                                   Aggregate
                                                   Net Asset
                                        Shares       Value
                                       ----------- -----------
Aggressive Growth Fund Series Class B      11,387   $  190,735
High Yield Fund Series Class A  ......        395        3,592
U.S. Government Securities Fund Series
  Class A  ...........................        298        2,883
Money Market Fund Series Class A   ...  7,197,226    7,197,226


NOTE 3. PURCHASE AND SALE OF SECURITIES

     Purchases and sales of securities during the year ended October 31, 1997 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:


                                   Purchases          Sales
                                 ---------------- ---------------
Balanced Fund Series   .........  $2,007,465,298   $2,398,704,549
Convertible Fund Series   ......     279,807,350      347,511,171
Growth Fund Series  ............   4,367,595,466    4,592,376,556
Aggressive Growth Fund Series      1,238,101,677    1,268,403,142
High Yield Fund Series .........     837,633,569      827,550,266
U.S. Government Securities
  Fund Series ..................      56,183,141        2,628,609

     Purchases and sales of U.S. Government and agency securities during the year ended October 31, 1997, aggregated the following:

                                   Purchases            Sales
                                 ----------------   ---------------
Balanced Fund Series .........    $1,354,721,837     $1,486,596,557
Convertible Fund Series ......         7,663,219          7,778,563
High Yield Fund Series  ......       112,710,173         98,383,816
U.S. Government Securities
  Fund Series  ...............       663,320,784        736,681,917

     Written option activity for the year ended October 31, 1997, aggregated the following:


     Balanced Fund Series                Call Options
-------------------------------   --------------------------
                                  Number of       Amount
                                   Options      of Premiums
                                  -----------   ------------
Options outstanding at
  October 31, 1996 ............         --      $      --
Options written ...............      8,362      1,114,302
Options canceled in closing
  purchase transactions  ......     (1,060)      (256,733)
Options expired ...............     (4,274)      (363,130)
Options exercised  ............     (3,028)      (494,439)
                                    ------      ---------
Options outstanding at
  October 31, 1997 ............         --             --
                                    ======      =========

NOTE 4. CREDIT RISK

     In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
October 31, 1997 (Continued)

NOTE 5. RECLASS OF CAPITAL ACCOUNTS

     In accordance with accounting pronouncements, the Series have recorded several reclassifications in the capital accounts. These reclassifications have no impact on the net asset value of the Series and are designed generally to present undistributed income and realized gains on a tax basis which is considered to be more informative to the shareholder. As of October 31, 1997, the Series recorded the following reclassifications to increase (decrease) the accounts listed below:

                                  Capital paid
                        Undistributed    Accumulated      in on shares
                       net investment    net realized    of beneficial
                        income (loss)   gains (losses)     interest
                       ---------------- ---------------- --------------
Balanced Fund Series     $1,007,162      $    (259,853)   $  (747,309)
Convertible Fund
  Series  ............      (29,149)            32,223         (3,074)
Growth Fund Series ...      (88,868)            88,868             --
Aggressive Growth
  Fund Series   ......    1,405,570         (1,405,570)            --
High Yield Fund
  Series  ............      443,450        (43,907,142)    43,463,692
U.S. Government
  Securities Fund
  Series  ............      284,845           (516,595)       231,750

NOTE 6. CAPITAL LOSS CARRYOVERS

     The following Series have capital loss carryforwards which may be used to offset future capital gains.

                                     U.S.
                                   Government
Expiration        High Yield       Securities
Date             Fund Series      Fund Series
--------------   --------------   ------------
1998 .........    $ 66,472,552     $ 1,816,304
2002 .........      14,103,053       8,684,579
2003 .........      46,929,335              --
2004 .........              --       2,433,827
                  ------------     -----------
 Total  ......    $127,504,940     $12,934,710
                  ============     ===========

     Included in the High Yield Fund Series amount expiring in 1998, $46,426,813 was acquired in connection with the merger of the National Bond Fund.
     For the years ended October 31, 1997, the following Series had losses deferred in the prior year which were utilized or expired in the current year.

                                U.S. Government
                  High Yield    Securities Fund
                 Fund Series        Series
                 -------------- ----------------
Utilized  ......  $ 43,463,693    $   596,285
Expired   ......   133,573,091     13,326,574

TAX INFORMATION NOTICE (Unaudited)

     For the fiscal year ended October 31, 1997, the following Series distributed long-term capital gains dividends as follows:


Balanced Fund Series  ...............    $ 96,737,966
Convertible Fund Series  ............       4,550,151
Growth Fund Series ..................     334,316,017
Aggressive Growth Fund Series  ......       7,965,676

     For federal income tax purposes, 4.0% and 11.5% of the ordinary income dividends paid by the Balanced Fund Series and the Growth Fund Series, respectively, qualify for the dividends received deduction for corporate shareholders.







      This report is not authorized for distribution to prospective investors in the Phoenix Series Fund unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

                       REPORT OF INDEPENDENT ACCOUNTANTS




[LOGOTYPE]Price Waterhouse LLP                                        [LOGO]



To the Shareholders and Trustees of
Phoenix Series Fund

In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments (except for bond ratings), and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the Balanced Fund Series, the Convertible Fund Series, the Growth Fund Series, the Aggressive Growth Fund Series, the High Yield Fund Series, the U.S. Government Securities Fund Series and the Money Market Fund Series (constituting the Phoenix Series Fund, hereinafter referred to as the "Fund") at October 31, 1997, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 1997 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where confirmations from brokers were not received, provide a reasonable basis for the opinion expressed above.


/s/ Price Waterhouse LLP

Boston, Massachusetts
December 12, 1997

WHAT IS THE PHOENIX SERIES FUND?

     Phoenix Series Fund is your investment for a lifetime! Consisting of seven individual portfolios, each with a separate investment objective, the Series Fund is a mutual fund designed to provide you with convenience and flexibility in making your investment decisions. As your personal financial needs change, you can easily redirect your investment to a more suitable portfolio within the Series Fund.

WHO MANAGES MY FUND?

     Phoenix Investment Counsel, Inc. provides skilled and professional management services, including investment selection and portfolio supervision.

WHY ARE THERE SEVEN FUNDS?

     We have designed seven separate funds, each with different investment objectives, in order to meet a variety of investment goals.

     Phoenix Balanced Fund Series seeks as its investment objectives reasonable income, long-term capital growth and conservation of capital.

     Phoenix Convertible Fund Series seeks as its investment objectives income and the potential for capital appreciation; these objectives are to be considered relatively equal.

     Phoenix Growth Fund Series seeks as its investment objective long-term appreciation of capital. Since income is not an objective, any income generated by the investment of this Series' assets will be incidental to its objective.

     Phoenix High Yield Fund Series seeks as its investment objective high current income. Capital growth is a secondary objective which will also be considered when consistent with the primary objective of high current income.

     Phoenix Money Market Fund Series seeks as its investment objective as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

     Phoenix Aggressive Growth Fund Series seeks as its investment objective appreciation of capital through the use of aggressive investment techniques.

     Phoenix U.S. Government Securities Fund Series seeks as its investment objective a high level of current income consistent with safety of principal.

WHAT IF MY FINANCIAL NEEDS CHANGE?

     Just call us. At your request, the value of shares in any account can be exchanged toward the purchase of shares of any other fund within the Series Fund by using the Exchange Privilege.

HOW DOES THE EXCHANGE PRIVILEGE WORK?

     Our Exchange Privilege offers the flexibility needed to assure the most suitable portfolio throughout your lifetime. At any time you may redirect some or all of your present holdings into another fund in the Series Fund which better serves your needs. Just call us with the details. We'll process the exchange free of charge. The toll-free number to call with your exchange request is 800-367-5877. The exchange privilege may be modified or terminated, as noted in the prospectus.

HOW DO I MAKE ADDITIONAL INVESTMENTS?

     Send your check directly to State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. Please include either the bottom section of your confirmation statement or a simple letter of instruction.

CAN I MAKE AUTOMATIC MONTHLY INVESTMENTS?

     You may authorize automatic monthly investments for as little as $25 to be made directly from your personal checking account. An application is available from the Series Fund.

CAN I ESTABLISH AN INDIVIDUAL RETIREMENT ACCOUNT (IRA) WITH PHOENIX SERIES
FUND?

     Yes! The Phoenix Series Fund is an appropriate investment vehicle for qualified retirement plans including IRAs, Keoghs, Pension and Profit Sharing Plans.

HOW DO I ESTABLISH AN IRA?

     Just call us at 800-243-4361.

HOW MUCH CAN I INVEST INTO AN IRA?

     Individuals may invest up to $2,000 or 100% of earned income, whichever is less. If you have an unemployed spouse, the maximum contribution could increase to $2,250.

WHAT ARE THE TAX ADVANTAGES OF ESTABLISHING AN IRA?

     Individuals who meet the deductibility requirements may deduct their yearly IRA contributions from their taxable income, and thus, pay less tax. Additionally, the account's earnings still accumulate tax-free until you withdraw your money at retirement.

WHO CAN ANSWER MY QUESTIONS?

     Most questions can be answered by our Customer Service Department. We are equipped with computer terminals which allow quick and easy access to information on your account. In most cases, your questions can be answered by calling us toll-free at 800-243-1574.

PHOENIX SERIES FUND 101 Munson Street
Greenfield, Massachusetts 01301

Trustees
C. Duane Blinn
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Philip R. Reynolds
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

Officers
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
David R. Pepin, Executive Vice President
William J. Newman, Senior Vice President
James D. Wehr, Senior Vice President
Curtiss O. Barrows, Vice President
Mary E. Canning, Vice President
John M. Hamlin, Vice President
Van Harissis, Vice President
William E. Keen, III, Vice President
Christopher J. Kelleher, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
Julie L. Sapia, Vice President
Dorothy J. Skaret, Vice President
Nancy G. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

Investment Adviser
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

Principal Underwriter
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

Transfer Agent
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, CT 06083-2200

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

Independent Accountants
Price Waterhouse LLP
160 Federal Street
Boston, Massachusetts 02110

APRIL 30, 1998

          P  H  O  E  N  I  X

             F  U  N  D  S

SEMIANNUAL REPORT

- PHOENIX BALANCED FUND
- PHOENIX CONVERTIBLE FUND
- PHOENIX GROWTH FUND
- PHOENIX AGGRESSIVE GROWTH FUND
- PHOENIX HIGH YIELD FUND
- PHOENIX U.S. GOVERNMENT SECURITIES FUND
- PHOENIX MONEY MARKET FUND

[LOGO] PHOENIX
       INVESTMENT PARTNERS

                               TABLE OF CONTENTS



                                                                                                           PAGE
Equity Funds

  The Balanced Fund Series.........................................................................           2

  The Convertible Fund Series......................................................................          12

  The Growth Fund Series...........................................................................          19

  The Aggressive Growth Fund Series................................................................          26

Fixed Income Funds

  The High Yield Fund Series.......................................................................          32

  The U.S. Government Securities Fund Series.......................................................          40

The Money Market Fund Series.......................................................................          46

Notes to Financial Statements......................................................................          52

Fund Features and General Information..............................................................          56



                 Mutual funds are not insured by the FDIC; are not deposits or other obligations of a bank and are not guaranteed by a bank; and are subject to investment risks, including possible loss of the principal invested.

CHAIRMAN'S
MESSAGE
                    Dear Phoenix Funds Shareholder:

                       I'm pleased to make you aware that we recently changed
                    our corporate name to Phoenix Investment Partners, Ltd. We feel this new name better fits the growing investment management firm we have been building and reflects our commitment to partnership and excellence in serving the financial needs of investors like you.

                       Over the past year, we have added several of the
                    industry's most experienced and talented money managers to our team to provide you with a wider variety of quality investment products. Phoenix Investment Partners offers you access to the distinct investment styles of independent money managers across the U.S. and around the world:

                    Aberdeen Fund Managers, Inc.
                    Duff & Phelps Investment Management Co.
                    Phoenix Investment Counsel, Inc.
                    Roger Engemann & Associates, Inc.
                    Seneca Capital Management LLC
                    Classic Value group, led by Chris Bertelsen
                    Quantitative Value group, led by Steve Colton and Dong Hao Zhang

                       As always, we are committed to providing you with sound
                    investments and outstanding service--now with even more choices, including value-style mutual funds. To learn more about our new partners and their distinctive investment styles, contact your financial adviser or call a marketing specialist at 1-800-243-4361.

                                              Sincerely,

                                                [SIGNATURE]
                                              Philip R. McLoughlin
                                               PRESIDENT, PHOENIX FUNDS

PHOENIX BALANCED FUND SERIES
------------------------------------------------------

INVESTOR PROFILE
  Phoenix Balanced Fund is designed for investors seeking to supplement current income while maintaining the potential for future growth and conservation of capital.

INVESTMENT ADVISER'S REPORT
  Aided by a strong U.S. equity market, the Phoenix Balanced Fund posted strong gains over this latest fiscal reporting period. For the six-month reporting cycle ended April 30, 1998, Class A shares returned 11.62% and Class B shares earned 11.23%. During the same period, the Fund's benchmark index* provided a total return of 13.59%, and the average return for 392 balanced funds was 11.55%, according to Lipper Analytical Services Inc. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

COMMON STOCK SUMMARY
  Positive contributors to equity performance during this latest reporting cycle included the Fund's overweighted position in the "red-hot" health-care sector as well as strong stock selection in capital goods, consumer staples and financial services. Individual stocks which produced stellar gains included such names as Pfizer, HBO & Company, Gillette, BMC Software and Tyco International. On the other side of the equation, negative contributors over the last six months included the portfolio's exposure to the poorly performing energy group and weakness in some of our technology and consumer cyclical holdings.

FIXED-INCOME SUMMARY
  The fixed-income portion of the portfolio is managed by a fixed-income team, using a multi-sector approach. Sector holdings have been opportunistically shifted over the past six months into the most undervalued sectors and out of sectors determined to be overvalued. Early in the year we were increasing our exposure to U.S. Treasuries due to historically tight credit spreads. Over the past six months, the Asian crisis has caused spreads to widen across all credit sensitive sectors. We took advantage of this spread widening, increasing our exposure to investment-grade corporates, taxable municipals, commercial mortgage-backed securities and emerging markets.

OUTLOOK
  Looking ahead, we expect economic growth to moderate later in the year as the impact of the Asian crisis begins to take hold in the United States. Although we expect the U.S. economy to slow, we do not foresee a recession on the immediate horizon. As it relates to corporate profits, we believe earnings growth will continue to slow, creating a challenging environment for investors and further fueling the volatility and rotation in the market.

  Specific to the equity portion of the Fund, we are maintaining our overweighted positions in health care and technology, and are pleased with the recent strong performance we received from these two sectors. Because of the current speculative merger and acquisition environment in the financial services arena, we believe that some of the group has become overbought and have elected to selectively take profits in this sector. Lastly, given the attractive risk/reward opportunities in the energy group, it is our intention to add to these stocks as crude oil prices begin to show further signs of stabilization.

  The fixed-income segment of the portfolio is positioned well for the new fiscal year. The average credit quality is A+ and the duration is 4.8 years, approximately equal to the Lehman Brothers Aggregate Bond Index. The credit quality assigned to the Fund is based solely on the creditworthiness of the investments in the portfolio and does not apply to the stability or safety of the Fund. The sector allocation is well balanced with exposure to the conventional core sectors, such as, investment-grade corporates and agency mortgage-backed securities, and enhanced core sectors, such as taxable municipals, commercial mortgage-backed securities, non-agency residential mortgage-backed securities, and emerging-market debt.

  As of April 30, 1998, the Phoenix Balanced Fund's asset allocation was 57% equities, 38% fixed-income and 5% cash equivalents.

  * The benchmark index is a composite of 55% S&P 500 Index, 35% Lehman Brothers Aggregate Index, and 10% 90-day Treasury bills. This composite index is not available for direct investment.

PHOENIX BALANCED FUND SERIES
------------------------------------------------------

                         INVESTMENTS AT APRIL 30, 1998
                                  (UNAUDITED)



                                                                STANDARD           PAR
                                                                & POOR'S          VALUE
                                                                 RATING           (000)          VALUE
                                                               ----------      -----------   --------------
U.S. GOVERNMENT SECURITIES--3.7%
U.S. TREASURY NOTES--3.7%
  U.S. Treasury Notes 5.375%, 1/31/00.......................   AAA             $   62,000    $   61,794,774
  U.S. Treasury Notes 6.875%, 3/31/00.......................   AAA                  2,900         2,967,715
                                                                                             --------------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $65,019,076)...........................................................       64,762,489
                                                                                             --------------
AGENCY MORTGAGE-BACKED SECURITIES--4.2%
  GNMA 6.50%, '23-'26.......................................   AAA                 72,947        72,753,753
                                                                                             --------------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $70,789,985)...........................................................       72,753,753
                                                                                             --------------
MUNICIPAL BONDS--6.7%
CALIFORNIA--2.7%
  California State Department Water System Series S 5%,
    12/1/29.................................................   AA                   3,460         3,282,675
  Fresno County Pension Taxable 6.21%, 8/15/06..............   AAA                  5,150         5,104,937
  Kern County Pension Obligation Taxable 7.26%, 8/15/14.....   AAA                  6,830         7,239,800
  Long Beach Pension Obligation Taxable 6.87%, 9/1/06.......   AAA                  3,090         3,209,737
  Los Angeles County Public Works 5.125%, 12/1/29...........   AAA                  5,250         5,053,125
  Orange County General Obligation Revenue Taxable 7.62%
    9/1/08..................................................   AAA                  9,545        10,404,050
  San Bernardino County Obligation Revenue Taxable 6.87%,
    8/1/08..................................................   AAA                  1,480         1,528,100
  San Bernardino County Obligation Revenue Taxable 6.94%,
    8/1/09..................................................   AAA                  4,035         4,196,400
  Sonoma County Pension Obligation 6.625%, 6/1/13...........   AAA                  3,600         3,613,500
  Ventura County Pension Taxable 6.58%, 11/1/06.............   AAA                  3,560         3,631,200
                                                                                             --------------
                                                                                                 47,263,524
                                                                                             --------------
FLORIDA--1.1%
  Florida State Department of Transportation 5%, 7/1/27.....   AA+                  4,200         4,011,000


                                                                STANDARD           PAR
                                                                & POOR'S          VALUE
                                                                 RATING           (000)          VALUE
                                                               ----------      -----------   --------------

FLORIDA--CONTINUED

  Miami Beach Special Obligation Taxable 8.60%, 9/1/21......   AAA             $   11,675    $   13,061,406
  University of Miami Exchangeable Revenue Series A Taxable
    7.65%, 4/1/20...........................................   AAA                  1,940         2,027,300
                                                                                             --------------
                                                                                                 19,099,706
                                                                                             --------------
MASSACHUSETTES--0.4%
  Massachusetts State Port Authority Revenue 6.05%,
    7/1/02..................................................   AA-                  3,280         3,263,600
  Massachusetts State Water Authority 5%, 8/1/24............   AAA                  4,200         3,990,000
                                                                                             --------------
                                                                                                  7,253,600
                                                                                             --------------
NEW YORK--0.6%
  New York State Taxable Series C 6.35%, 03/01/07 (e).......   AAA                 10,055        10,080,138
                                                                                             --------------
PENNSYLVANIA--0.5%
  Pittsburgh Pension Taxable 6.50%, 3/1/17..................   AAA                  9,245         8,979,206
                                                                                             --------------
TEXAS--1.0%
  Dallas-Fort Worth Texas International Taxable 6.50%,
    11/1/09.................................................   AAA                  1,900         1,900,000
  Dallas-Fort Worth Texas International Taxable 6.60%,
    11/1/12.................................................   AAA                  6,250         6,281,250
  Houston Texas Water & Sewer Refunding Jr Series D 5%,
    12/1/25.................................................   AAA                  5,250         4,994,063
  Texas State Taxable - Veterans Limited Series B 6.10%,
    12/1/03.................................................   AA                   4,500         4,455,000
                                                                                             --------------
                                                                                                 17,630,313
                                                                                             --------------
VIRGINIA--0.1%
  Newport News Taxable Series B 7.05%, 1/15/25 (e)..........   AA                   2,500         2,503,125
                                                                                             --------------
WASHINGTON--0.3%
  Washington State Series E Taxable 5%, 7/1/22..............   AA+                  5,250         4,954,688
                                                                                             --------------
TOTAL MUNICIPAL BONDS
  (Identified cost $116,322,719)..........................................................      117,764,300
                                                                                             --------------


                       See Notes to Financial Statements                       3





PHOENIX BALANCED FUND SERIES
------------------------------------------------------


                                                                STANDARD           PAR
                                                                & POOR'S          VALUE
                                                                 RATING           (000)          VALUE
ASSET-BACKED SECURITIES--2.5%                                  ----------      -----------   --------------

  AESOP Funding II LLC 144A 97-1, A2 6.40%, 10/20/03 (c)....   AAA             $    8,500    $    8,603,594
  Associates Manufactured Housing Pass Through 97-2 A6
    7.075%, 3/15/28.........................................   AAA                  3,000         3,043,125
  Capital Equipment Receivables Trust 97-1B, 6.45%,
    8/15/02.................................................   A+                   4,900         4,958,187
  Chase Credit Card Master Trust 97-2A 6.30%, 4/15/03.......   AAA                  9,000         9,050,976
  Fleetwood Credit Corp. 96-B, A 6.90%, 3/15/12.............   AAA                  2,716         2,741,223
  Green Tree Financial Corp. 96-2, M1 7.60%, 4/15/27........   AA-                  9,150         9,513,141
  Green Tree Financial Corp. 96-4, A6 7.40%, 6/15/27........   AAA                  4,500         4,673,672
  Green Tree Home Improvement Loan 6.90%, 7/15/21...........   AAA                    886           893,620
                                                                                             --------------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $42,691,942)...........................................................       43,477,538
                                                                                             --------------
CORPORATE BONDS--4.0%
BANKS (MONEY CENTER)--0.8%
  IBJ Preferred Capital Co. 144A 8.79%, 12/29/49 (c)........   BBB-                 6,680         6,332,453
  SB Treasury Co. 9.125%, 12/29/49..........................   BBB-                 6,680         6,780,200
                                                                                             --------------
                                                                                                 13,112,653
                                                                                             --------------
COMMUNICATIONS EQUIPMENT--0.4%
  Panamsat Corp 144A 6.125%, 1/15/05 (c)....................   A-                   7,000         6,833,750
                                                                                             --------------
CONSUMER FINANCE--0.4%
  Ford Motor Credit 6%, 1/14/03.............................   A                    6,900         6,848,250
                                                                                             --------------
DISTRIBUTORS (FOOD & HEALTH)--0.4%
  McKesson Corp. 144A 6.40%, 3/1/08 (c).....................   A-                   7,100         7,011,250
                                                                                             --------------
HEALTH CARE (DIVERSIFIED)--0.3%
  Buckeye Cellulose Corp. 9.25%, 9/15/08....................   BB-                  4,185         4,425,637
                                                                                             --------------
INVESTMENT BANKING/BROKERAGE--0.4%
  Merrill Lynch & Co., 6%, 2/12/03..........................   AA-                  7,000         6,947,500
                                                                                             --------------


                                                                STANDARD           PAR
                                                                & POOR'S          VALUE
                                                                 RATING           (000)          VALUE
                                                               ----------      -----------   --------------


MEDICAL PRODUCTS & SUPPLIES--0.4%
  Boston Scientific Corp. 6.625%, 3/15/05...................   A-              $    7,000    $    7,017,500
                                                                                             --------------
RETAIL (FOOD CHAINS)--0.3%
  Fred Meyer 7.45%, 3/1/08..................................   BB+                  5,800         5,785,500
                                                                                             --------------
TELEPHONE--0.4%
  Century Telephone Enterprises Series F 6.30%, 1/15/08.....   BBB+                 7,000         6,895,000
                                                                                             --------------
TRUCKERS & MARINE--0.1%
  Teekay Shipping Corp. 8.32%, 2/1/08.......................   BB                   1,675         1,735,719
                                                                                             --------------
TRUCKS & PARTS--0.1%
  Cummins Engine 6.45%, 3/1/05..............................   BBB+                 2,350         2,332,375
                                                                                             --------------
TOTAL CORPORATE BONDS
  (Identified cost $69,233,676)...........................................................       68,945,134
                                                                                             --------------
NON-AGENCY MORTGAGE BACKED SECURITIES--8.2%
  CS First Boston Mortgage 95-AE, B 7.182%, 11/25/27........   AA-                  6,260         6,299,125
  CS First Boston Mortgage Securities Corp. 97-C2, B 6.72%,
    11/17/07................................................     AA(d)              9,000         9,118,125
  CS First Boston Corp. 97-SPCE, D 144A 7.332%, 3/15/09
    (c).....................................................   NR                   4,039         4,066,768
  Case Equipment Loan Trust 98-A A4, 5.83% 2/15/05..........   AAA                 11,600        11,572,044
  DLJ Mortgage Acceptance Corp. 96-CF1, A1B 144A 7.58%,
    3/13/28 (c).............................................   AAA                  6,475         6,883,734
  Equicredit Home Equity Loan Trust 6.28%, 5/15/12..........   AAA                    725           725,131
  First Union Lehman Bros. 97-C1, B 7.43%, 4/18/07..........     AA(d)              8,532         8,961,266
  G.E. Capital Mortgage Services, Inc. 96-8, M 7.25%,
    5/25/26.................................................   AA                   5,093         5,204,420
  GMAC Commercial Mortgage Securities, Inc. 97-B, C2 6.70%,
    12/15/07................................................     AA(d)              5,000         5,045,312
  Lehman Large Loan LL1, B 6.95%, 3/12/07...................   AA                  10,500        10,795,312
  Nationslink Funding Corp. 96-1, B 7.69%, 12/20/05.........   AA                   5,907         6,246,632
  New Century Home Equity Loan Trust 6.78%, 8/25/25.........   AAA                  9,000         9,022,500


4                      See Notes to Financial Statements





PHOENIX BALANCED FUND SERIES
------------------------------------------------------


                                                                STANDARD           PAR
                                                                & POOR'S          VALUE
                                                                 RATING           (000)          VALUE
NON-AGENCY MORTGAGE BACKED SECURITIES--CONTINUED               ----------      -----------   --------------

  Newcourt Receivables Asset Trust 97-1 A3 6.11%, 5/20/01...   AAA             $    2,100    $    2,104,594
  Premier Auto Trust 98-1, A4 5.70%, 1/6/03.................     Aaa(d)             4,000         3,976,250
  Prudential Home Mortgage Securities 93-L, 2B3 144A 6.641%,
    12/25/23 (c)............................................      A(d)              5,000         4,935,938
  Residential Asset Securitization Trust 96-A8, A1 8%,
    12/25/26................................................   AAA                  2,273         2,286,704
  Residential Funding Mortgage Securities I 96-S1, A11
    7.10%, 1/25/26..........................................   AAA                  7,000         7,052,500
  Residential Funding Mortgage Securities I 96-S4, M1 7.25%,
    2/25/26.................................................   AA                   5,890         5,939,834
  Residential Funding Mortgage Securities, I 96-S8, A4
    6.75%, 3/25/11..........................................   AAA                  2,607         2,637,588
  Securitized Asset Sales 93-J 2B 6.808%, 11/28/23..........      A(d)              7,237         7,252,811
  Structured Asset Securities Corp. 93-C1, B 6.60%,
    10/25/24................................................   A+                   4,415         4,347,753
  Structured Asset Securities Corp. 95-C4, B 7%, 6/25/26....   AA                   5,000         5,040,625
  Triangle Funding Ltd. 97-3A, 1B 5.846%, 10/15/05..........   AA                   6,000         5,988,750
  Wings Commercial Loan Master Trust I, 98-AA, AZ, 144A
    5.905%, 3/20/06 (c).....................................   AAA                  8,000         8,007,500
                                                                                             --------------
TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
  (Identified cost $140,771,336)..........................................................      143,511,216
                                                                                             --------------
FOREIGN GOVERNMENT SECURITIES--6.9%
ARGENTINA--0.9%
  Republic of Argentina Bearer FRB 6.25%, 3/31/05 (f).......   BB                  11,210        10,299,187
  Republic of Argentina 9.75%, 9/19/27......................   BB                   5,080         4,904,740
                                                                                             --------------
                                                                                                 15,203,927
                                                                                             --------------
BRAZIL--0.6%
  Republic of Brazil NMB-L 6.75%, 4/15/09 (f)...............   BB-                 12,625        10,644,453
                                                                                             --------------


                                                                STANDARD           PAR
                                                                & POOR'S          VALUE
                                                                 RATING           (000)          VALUE
                                                               ----------      -----------   --------------


BULGARIA--0.3%
  Bulgaria FLIRB Bearer Series A Euro 2.25%, 7/28/12 (f)....      B(d)         $    8,350    $    5,615,375
                                                                                             --------------
COLOMBIA--0.6%
  Republic of Colombia Global Bond 7.25%, 2/15/03...........   BBB-                 8,950         8,703,875
  Republic of Colombia Global Bond 7.25%, 2/23/04...........   BBB-                 1,750         1,653,750
                                                                                             --------------
                                                                                                 10,357,625
                                                                                             --------------
CROATIA--0.6%
  Croatia Series B 6.50%, 7/31/06 (f).......................   BBB-                 5,084         4,668,174
  Croatia Series A 6.625%, 7/31/10 (f)......................   BBB-                 6,100         5,417,562
                                                                                             --------------
                                                                                                 10,085,736
                                                                                             --------------
ECUADOR--0.3%
  Ecuador Bearer PDI Euro, PIK interest capitalization
    6.625%, 2/27/15 (f).....................................      B(d)              8,122         5,195,856
                                                                                             --------------
KOREA--0.2%
  Republic of Korea 8.875%, 4/15/08.........................   BB+                  3,130         3,086,180
                                                                                             --------------
MEXICO--0.9%
  United Mexican States Global Bond 11.50%, 5/15/26.........   BB                  12,575        15,168,594
                                                                                             --------------
PANAMA--0.8%
  Republic of Panama 8.875%, 9/30/27........................   BB+                 15,470        15,152,865
                                                                                             --------------
PERU--0.3%
  Peru PDI 4%, 3/7/17 (f)...................................   BB                   7,850         5,362,531
                                                                                             --------------
POLAND--0.8%
  Poland Bearer PDI 4%, 10/27/14 (f)........................   BBB-                16,000        14,640,000
                                                                                             --------------
RUSSIA--0.3%
  Russia Ian Principal Loans 144A 6.719%, 12/15/15 (c)(f)...   NR                   7,585         5,465,941
                                                                                             --------------
VENEZUELA--0.3%
  Republic of Venezuela 9.25%, 9/15/27......................   B+                   5,695         5,031,532
                                                                                             --------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $116,131,478)..........................................................      121,010,615
                                                                                             --------------


                       See Notes to Financial Statements                       5





PHOENIX BALANCED FUND SERIES
------------------------------------------------------


                                                                STANDARD           PAR
                                                                & POOR'S          VALUE
                                                                 RATING           (000)          VALUE
VENEZUELA--CONTINUED                                           ----------      -----------   --------------

FOREIGN CORPORATE BONDS--0.4%
ARGENTINA--0.2%
  Telefonica de Argentina 9.125%, 5/7/08....................   BBB-            $    3,850    $    3,869,250
                                                                                             --------------
CHILE--0.2%
  Petropower I Funding Trust 144A 7.36%, 2/15/14 (c)........   BBB                  2,900         2,876,945
                                                                                             --------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $6,725,938)............................................................        6,746,195
                                                                                             --------------



                                                                                 SHARES
                                                                               -----------

PREFERRED STOCKS--1.1%
REITS--1.1%
  Home Ownership Funding 2, Step-down Pfd. 144A 13.338%
    (c).....................................................                       20,000        19,353,780
                                                                                             --------------
TOTAL PREFERRED STOCKS
  (Identified cost $18,772,330)...........................................................       19,353,780
                                                                                             --------------



COMMON STOCKS--54.1%
AEROSPACE/DEFENSE--1.1%
  Boeing Co..............................................................         379,300        18,988,706
                                                                                             --------------
BANKS (MAJOR REGIONAL)--2.6%
  Banc One Corp..........................................................         171,370        10,078,698
  BankBoston Corp........................................................          70,100         7,566,419
  Mellon Bank Corp.......................................................          67,400         4,852,800
  NationsBank Corp.......................................................         140,700        10,658,025
  U.S. Bancorp...........................................................         102,400        13,004,800
                                                                                             --------------
                                                                                                 46,160,742
                                                                                             --------------
BANKS (MONEY CENTER)--1.3%
  BankAmerica Corp.......................................................         100,600         8,551,000
  Citicorp...............................................................          49,100         7,389,550
  NDB Bancorp, Inc.......................................................          82,600         7,671,475
                                                                                             --------------
                                                                                                 23,612,025
                                                                                             --------------
BROADCASTING (TELEVISION, RADIO & CABLE)--1.7%
  CBS Corp...............................................................         510,200        18,175,875
  Chancellor Media Corp. (b).............................................         245,500        11,645,906
                                                                                             --------------
                                                                                                 29,821,781
                                                                                             --------------
CHEMICALS--0.9%
  Monsanto Co............................................................         284,900        15,064,087
                                                                                             --------------
CHEMICAL (SPECIALTY)--0.4%
  Solutia, Inc...........................................................         265,200         7,525,050
                                                                                             --------------


                                                                                 SHARES          VALUE
                                                                               -----------   --------------


COMMUNICATIONS EQUIPMENT--0.4%
  Ciena Corp. (b)........................................................         112,200    $    6,255,150
                                                                                             --------------
COMPUTERS (HARDWARE)--3.0%
  International Business Machines Corp...................................         454,000        52,607,250
                                                                                             --------------
COMPUTERS (NETWORKING)--0.6%
  Cisco Systems, Inc. (b)................................................         132,025         9,670,831
                                                                                             --------------
COMPUTERS (PERIPHERALS)--0.4%
  EMC Corp. (b)..........................................................         164,600         7,592,175
                                                                                             --------------
COMPUTERS (SOFTWARE & SERVICES)--4.6%
  America Online, Inc. (b)...............................................          38,700         3,093,581
  BMC Software, Inc. (b).................................................         232,200        21,725,212
  Comdisco, Inc..........................................................         127,000         5,619,750
  Computer Associates International, Inc.................................         292,600        17,135,387
  Compuware Corp. (b)....................................................         419,500        20,503,062
  Edwards (J.D.) & Co. (b)...............................................         183,300         6,530,062
  Sterling Commerce......................................................         118,400         5,039,400
                                                                                             --------------
                                                                                                 79,646,454
                                                                                             --------------
CONSUMER FINANCE--0.7%
  American Express Co....................................................          50,200         5,120,400
  Household International, Inc...........................................          58,600         7,702,237
                                                                                             --------------
                                                                                                 12,822,637
                                                                                             --------------
DISTRIBUTORS (FOOD & HEALTH)--0.7%
  Cardinal Health, Inc...................................................         128,100        12,329,625
                                                                                             --------------
ELECTRICAL EQUIPMENT--0.9%
  General Electric Co....................................................         194,900        16,590,862
                                                                                             --------------
ELECTRONICS (INSTRUMENTATION)--0.3%
  Linear Technology Corp.................................................          75,000         6,037,500
                                                                                             --------------
ELECTRONICS (SEMICONDUCTORS)--0.6%
  Intel Corp.............................................................         127,100        10,271,269
                                                                                             --------------
FINANCIAL (DIVERSIFIED)--1.0%
  American General Corp..................................................          34,600         2,305,225
  FHLMC..................................................................         337,800        15,644,363
                                                                                             --------------
                                                                                                 17,949,588
                                                                                             --------------
HEALTH CARE (LONG TERM CARE)--0.9%
  HEALTHSOUTH Corp. (b)..................................................         511,100        15,428,831
                                                                                             --------------
HEALTH CARE (DIVERSIFIED)--2.6%
  Bristol-Myers Squibb Co................................................         224,600        23,779,525
  Warner-Lambert Co......................................................         117,900        22,305,206
                                                                                             --------------
                                                                                                 46,084,731
                                                                                             --------------


6                      See Notes to Financial Statements





PHOENIX BALANCED FUND SERIES
------------------------------------------------------


                                                                                 SHARES          VALUE
                                                                               -----------   --------------
HEALTH CARE (DRUGS--MAJOR PHARMACEUTICALS)--2.6%

  Pfizer, Inc............................................................         192,400    $   21,897,525
  Schering Plough Corp...................................................         128,500        10,296,062
  Watson Pharmaceuticals, Inc. (b).......................................         306,100        13,162,300
                                                                                             --------------
                                                                                                 45,355,887
                                                                                             --------------
HEALTH CARE (HOSPITAL MANAGEMENT)--1.6%
  HBO & Co...............................................................         330,700        19,779,994
  Tenet Healthcare Corp..................................................         203,400         7,614,788
                                                                                             --------------
                                                                                                 27,394,782
                                                                                             --------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--1.4%
  Guidant Corp...........................................................         155,900        10,425,813
  Medtronic, Inc.........................................................         252,900        13,308,863
                                                                                             --------------
                                                                                                 23,734,676
                                                                                             --------------
HOUSEHOLD FURN. & APPLIANCES--0.1%
  Sunbeam Corp., Inc.....................................................          50,500         1,268,813
                                                                                             --------------
HOUSEHOLD PRODUCTS (NON-DURABLES)--0.8%
  Colgate-Palmolive Co...................................................         157,200        14,098,875
                                                                                             --------------
INSURANCE (LIFE/HEALTH)--0.4%
  UNUM Corp..............................................................         146,000         7,847,500
                                                                                             --------------
INSURANCE (MULTI-LINE)--1.6%
  American International Group, Inc......................................          82,200        10,814,438
  Reliastar Financial Corp...............................................         108,700         4,959,438
  Travelers Group, Inc...................................................         204,000        12,482,250
                                                                                             --------------
                                                                                                 28,256,126
                                                                                             --------------
INSURANCE (PROPERTY-CASUALTY)--0.8%
  Allstate Corp..........................................................         137,700        13,253,625
                                                                                             --------------
MACHINERY (DIVERSIFIED)--0.8%
  Deere & Co.............................................................         164,600         9,618,813
  Thermo Electron Corp...................................................         126,600         5,040,262
                                                                                             --------------
                                                                                                 14,659,075
                                                                                             --------------
MANUFACTURING (DIVERSIFIED)--0.9%
  Tyco International Ltd.................................................         279,700        15,243,650
                                                                                             --------------
OIL (DOMESTIC INTEGRATED)--1.0%
  Tosco Corp.............................................................         484,500        17,260,313
                                                                                             --------------
OIL & GAS (DRILLING & EQUIPMENT)--2.7%
  Cooper Cameron Corp. (b)...............................................          81,900         5,441,231
  Diamond Offshore Drilling, Inc.........................................         174,400         8,829,000
  Halliburton Co.........................................................         196,700        10,818,500
  Schlumberger Ltd.......................................................         158,600        13,143,975
  Transocean Offshore, Inc...............................................         155,400         8,682,975
                                                                                             --------------
                                                                                                 46,915,681
                                                                                             --------------




                                                                                 SHARES          VALUE
                                                                               -----------   --------------

PAPER & FOREST PRODUCTS--0.5%
  International Paper Co.................................................         161,200    $    8,412,625
                                                                                             --------------
PERSONAL CARE--1.1%
  Gillette Co............................................................         162,300        18,735,506
                                                                                             --------------
RETAIL (BUILDING SUPPLIES)--0.8%
  Home Depot, Inc........................................................         197,400        13,743,975
                                                                                             --------------
RETAIL (DRUG STORES)--2.1%
  CVS Corp...............................................................         238,500        17,589,375
  Rite Aid Corp..........................................................         601,100        19,310,338
                                                                                             --------------
                                                                                                 36,899,713
                                                                                             --------------
RETAIL (FOOD CHAINS)--1.4%
  Safeway, Inc. (b)......................................................         621,800        23,783,850
                                                                                             --------------
RETAIL (GENERAL MERCHANDISE)--2.4%
  Borders Group, Inc. (b)................................................         225,300         7,237,763
  Consolidated Stores Corp. (b)..........................................         394,300        15,772,000
  Fred Meyer, Inc. (b)...................................................         184,390         8,262,977
  Staples, Inc. (b)......................................................         414,050        10,221,859
                                                                                             --------------
                                                                                                 41,494,599
                                                                                             --------------
RETAIL (SPECIALTY-APPAREL)--0.4%
  TJX Companies, Inc.....................................................         144,500         6,394,125
                                                                                             --------------
TELECOMMUNICATIONS (LONG DISTANCE)--2.3%
  MCI Communications Corp................................................         195,300         9,826,031
  AT&T Corp..............................................................         505,900        30,385,619
                                                                                             --------------
                                                                                                 40,211,650
                                                                                             --------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--2.6%
  Airtouch Communications, Inc. (b)......................................         560,200        29,760,625
  Tele-Comm Liberty Media Group (b)......................................         463,400        15,379,088
                                                                                             --------------
                                                                                                 45,139,713
                                                                                             --------------
WASTE MANAGEMENT--1.1%
  U.S.A. Waste Services, Inc. (b)........................................         401,500        19,698,594
                                                                                             --------------
TOTAL COMMON STOCKS
  (Identified cost $775,309,150)..........................................................      944,262,647
                                                                                             --------------
FOREIGN COMMON STOCKS--3.0%
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--0.4%
  Elan PLC Sponsored ADR (Ireland) (b)...................................         102,900         6,392,662
                                                                                             --------------
HOUSEHOLD FURN. & APPLIANCES--1.6%
  Philips Electronics NV ADR NY Registered (Netherlands).................         317,100        28,539,000
                                                                                             --------------
TELECOMMUNICATIONS EQUIPMENT--0.3%
  Telefonaktiebolaget LM Ericsson ADR (Sweden)...........................          95,800         4,927,713
                                                                                             --------------


                       See Notes to Financial Statements                       7





PHOENIX BALANCED FUND SERIES
------------------------------------------------------



                                                                                 SHARES          VALUE
                                                                               -----------   --------------

TELEPHONE--0.7%
  Telecom Brasil ADR (Brazil)............................................          99,900    $   12,169,069
                                                                                             --------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $46,721,977)...........................................................       52,028,444
                                                                                             --------------

TOTAL LONG-TERM INVESTMENTS --94.8%
  (Identified cost $1,468,489,607)........................................................    1,654,616,111
                                                                                             --------------




                                                                STANDARD           PAR
                                                                & POOR'S          VALUE
                                                                 RATING           (000)
                                                               ----------      -----------

SHORT-TERM OBLIGATIONS--4.6%
COMMERCIAL PAPER--4.6%
  Campbell Soup Co. 5.47%, 5/1/98...........................   A-1+            $    4,324         4,320,058
  Corporate Receivables Capital 5.50%, 5/1/98...............   A-1+                   900           900,000
  Exxon Imperial U.S., Inc. 5.50%, 5/4/98...................   A-1+                 5,000         4,997,708
  Preferred Receivables Funding Corp. 5.60%, 5/4/98.........   A-1                  4,300         4,297,993
  Deutsche Bank Financial 5.51%, 5/6/98.....................   A-1+                 5,000         4,996,174
  Greenwich Funding Corp. 5.55%, 5/6/98.....................   A-1                  5,155         5,151,026
  Campbell Soup Co. 5.47%, 5/7/98...........................   A-1+                 5,076         5,071,372
  Kimberly-Clark Corp., 5.51% 5/7/98........................   A-1+                 1,720         1,718,421
  AlliedSignal, Inc., 5.52%, 5/8/98.........................   A-1                  5,000         4,994,633
  Merrill Lynch Co. 5.52%, 5/12/98..........................   A-1+                 4,140         4,133,017
  Corporate Financial 5.51%, 5/13/98........................   A-1                  2,500         2,495,408




                                                                STANDARD           PAR
                                                                & POOR'S          VALUE
                                                                 RATING           (000)          VALUE
                                                               ----------      -----------   --------------

  Corporate Receivables Corp. 5.50%, 5/13/98................   A-1+            $    1,855    $    1,851,568
  Potomac Electric Power Co. 5.52%, 5/14/98.................   A-1                  3,890         3,882,246
  BellSouth Capital Funding Corp. 5.50%, 5/15/98............   A-1+                 4,510         4,500,354
  Private Export Funding Corp. 5.50%, 5/15/98...............   A-1+                 4,500         4,490,377
  Private Export Funding Corp. 5.48%, 5/21/98...............   A-1+                10,464        10,432,142
  Greenwich Funding Corp. 5.52%, 5/22/98....................   A-1+                 3,800         3,787,764
  CXC, Inc. 5.41%, 6/15/98..................................   A-1+                 5,000         4,992,500
  Private Export Funding Corp. 5.36%, 8/3/98................   A-1+                 2,405         2,402,836
  CXC, Inc. 5.47%, 9/16/98..................................   A-1+                 1,000           976,753
                                                                                             --------------
                                                                                                 80,392,350
                                                                                             --------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $80,336,823)...........................................................       80,392,350
                                                                                             --------------

TOTAL INVESTMENTS--99.4%
  (Identified cost $1,548,826,430)........................................................    1,735,008,461(a)

  Cash and receivables, less liabilities--0.6%............................................       10,726,492
                                                                                             --------------
NET ASSETS--100.0%........................................................................   $1,745,734,953
                                                                                             --------------
                                                                                             --------------


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $194,269,019 and gross depreciation of $8,086,988 for income tax purposes. At April 30, 1998, the aggregate cost of securities for federal income tax purposes was $1,548,826,430.
(b) Non-income producing.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1998, these securities amounted to a value of $80,371,653 or 4.6% of net assets.
(d) As rated by Moody's, Fitch or Duff & Phelps (e) Segregated as collateral.
(f) Variable or step coupon security; interest rate shown reflects the rate currently in effect.

8                      See Notes to Financial Statements

PHOENIX BALANCED FUND SERIES
------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1998
                                  (UNAUDITED)



ASSETS
Investment securities at value
  (Identified cost $1,548,826,430)                            $  1,735,008,461
Short-term investments held as collateral for loaned
  securities                                                         7,069,900
Cash                                                                     5,048
Receivables
  Investment securities sold                                        23,645,731
  Interest and dividends                                             7,497,769
  Fund shares sold                                                     238,428
                                                              ----------------
    Total assets                                                 1,773,465,337
                                                              ----------------
LIABILITIES
Payables
  Investments securities purchased                                  16,255,119
  Fund shares repurchased                                            2,637,040
  Collateral on securities loaned                                    7,069,900
  Investment advisory fee                                              761,089
  Transfer agent fee                                                   255,797
  Distribution fee                                                     380,907
  Financial agent fee                                                   32,006
  Trustees' fee                                                          9,300
Accrued expenses                                                       329,226
                                                              ----------------
    Total liabilities                                               27,730,384
                                                              ----------------
NET ASSETS                                                    $  1,745,734,953
                                                              ----------------
                                                              ----------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  1,450,603,541
Undistributed net investment income                                  3,533,725
Accumulated net realized gain                                      105,415,656
Net unrealized appreciation                                        186,182,031
                                                              ----------------
NET ASSETS                                                    $  1,745,734,953
                                                              ----------------
                                                              ----------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $1,712,082,369)              100,988,830
Net asset value per share                                               $16.95
Offering price per share
  $16.95/(1-4.75%)                                                      $17.80
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $33,652,584)                   1,990,896
Net asset value and offering price per share                            $16.90


                            STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED APRIL 30, 1998
                                  (UNAUDITED)



INVESTMENT INCOME
Interest                                                      $   23,906,772
Dividends                                                          5,044,907
Security lending                                                     143,555
                                                              --------------
    Total investment income                                       29,095,234
                                                              --------------

EXPENSES
Investment advisory fee                                            4,529,453
Distribution fee-Class A                                           2,101,588
Distribution fee-Class B                                             156,637
Financial agent fee                                                  191,391
Transfer agent                                                     1,037,019
Printing                                                             142,580
Custodian                                                             69,830
Professional                                                          27,066
Registration                                                          19,219
Trustees                                                              10,674
Miscellaneous                                                         42,149
                                                              --------------
    Total expenses                                                 8,327,606
                                                              --------------
NET INVESTMENT INCOME                                             20,767,628
                                                              --------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                  107,757,123
Net change in unrealized appreciation (depreciation) on
  investments                                                     61,427,846
                                                              --------------
NET GAIN ON INVESTMENTS                                          169,184,969
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  189,952,597
                                                              --------------
                                                              --------------


                       See Notes to Financial Statements                       9

PHOENIX BALANCED FUND SERIES
------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS



                                                              SIX MONTHS ENDED
                                                               APRIL 30, 1998      YEAR ENDED
                                                                (UNAUDITED)     OCTOBER 31, 1997
                                                              ----------------  -----------------
FROM OPERATIONS
  Net investment income                                       $     20,767,628   $    47,448,167
  Net realized gain                                                107,757,123       250,161,443
  Net change in unrealized appreciation (depreciation)              61,427,846           404,566
                                                              ----------------  -----------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                 189,952,597       298,014,176
                                                              ----------------  -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class A                                   (21,388,908)      (48,278,671)
  Net investment income--Class B                                      (286,006)         (561,622)
  Net realized gains--Class A                                     (245,758,798)     (194,038,812)
  Net realized gains--Class B                                       (4,498,006)       (2,800,356)
                                                              ----------------  -----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS       (271,931,718)     (245,679,461)
                                                              ----------------  -----------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (2,479,573 and 4,597,468
    shares, respectively)                                           40,323,199        78,630,179
  Net asset value of shares issued from reinvestments of
    distributions
    (16,161,592 and 13,753,866 shares, respectively)               246,831,649       223,224,574
  Cost of shares repurchased (11,879,139 and 32,162,386
    shares, respectively)                                         (196,942,009)     (548,027,979)
                                                              ----------------  -----------------
Total                                                               90,212,839      (246,173,226)
                                                              ----------------  -----------------
CLASS B
  Proceeds from sales of shares (181,625 and 319,964 shares,
    respectively)                                                    3,051,430         5,480,183
  Net asset value of shares issued from reinvestments of
    distributions
    (289,442 and 189,697 shares, respectively)                       4,411,570         3,074,179
  Cost of shares repurchased (155,273 and 329,164 shares,
    respectively)                                                   (2,562,028)       (5,630,228)
                                                              ----------------  -----------------
Total                                                                4,900,972         2,924,134
                                                              ----------------  -----------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS         95,113,811      (243,249,092)
                                                              ----------------  -----------------
  NET INCREASE (DECREASE) IN NET ASSETS                             13,134,690      (190,914,377)
                                                              ----------------  -----------------
NET ASSETS
  Beginning of period                                            1,732,600,263     1,923,514,640
                                                              ----------------  -----------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT
    INCOME OF
    $3,533,725 AND $4,441,011, RESPECTIVELY)                  $  1,745,734,953   $ 1,732,600,263
                                                              ----------------  -----------------
                                                              ----------------  -----------------



10                     See Notes to Financial Statements

PHOENIX BALANCED FUND SERIES
------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)



                                                                    CLASS A
                                -------------------------------------------------------------------------------
                                   SIX
                                 MONTHS
                                  ENDED
                                 4/30/98                    YEAR ENDED OCTOBER 31,
                                (UNAUDITED)     1997          1996          1995          1994          1993
                                ---------     ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of
 period                         $  18.07      $   17.56     $   17.04     $   15.23     $   16.64     $   15.92
INCOME FROM INVESTMENT
 OPERATIONS
  Net investment income             0.21           0.48          0.48          0.52          0.48          0.46
  Net realized and unrealized
    gain (loss)                     1.54           2.38          1.46          1.80         (1.01)         1.08
                                ---------     ---------     ---------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT
      OPERATIONS                    1.75           2.86          1.94          2.32         (0.53)         1.54
                                ---------     ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net
    investment income              (0.22)         (0.48)        (0.49)        (0.51)        (0.49)        (0.46)
  Dividends from net realized
    gains                          (2.65)         (1.87)        (0.93)           --         (0.39)        (0.36)
                                ---------     ---------     ---------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS            (2.87)         (2.35)        (1.42)        (0.51)        (0.88)        (0.82)
                                ---------     ---------     ---------     ---------     ---------     ---------
Change in net asset value          (1.12)          0.51          0.52          1.81         (1.41)        (0.72)
                                ---------     ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD  $  16.95      $   18.07     $   17.56     $   17.04     $   15.23     $   16.64
                                ---------     ---------     ---------     ---------     ---------     ---------
                                ---------     ---------     ---------     ---------     ---------     ---------
Total return(1)                    11.62%(3)      18.04%        12.03%        15.52%        (3.28)%        9.92%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (thousands)                 $1,712,082    $1,702,385    $1,897,306    $2,345,440    $2,601,808    $3,126,014
RATIO TO AVERAGE NET ASSETS
 OF:
  Operating expenses                0.96%(2)       0.98%         1.01%         1.02%         0.96%         0.95%
  Net investment income             2.44%(2)       2.65%         2.74%         3.27%         3.03%         2.88%
Portfolio turnover                    82%(3)        206%          191%          197%          159%          130%
Average commission rate
 paid(4)                         $0.0487        $0.0541       $0.0546           N/A           N/A           N/A




                                     CLASS B
                                -----------------------------------------------------------------
                                   SIX                                                    FROM
                                 MONTHS                                                 INCEPTION
                                  ENDED                                                  7/15/94
                                 4/30/98             YEAR ENDED OCTOBER 31,                TO
                                (UNAUDITED)     1997          1996          1995        10/31/94
                                ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of
 period                         $  18.04      $   17.54     $   17.01     $   15.23     $   15.27
INCOME FROM INVESTMENT
 OPERATIONS
  Net investment income             0.15           0.35          0.35          0.40          0.09
  Net realized and unrealized
    gain (loss)                     1.52           2.37          1.47          1.80         (0.04)
                                ---------     ---------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT
      OPERATIONS                    1.67           2.72          1.82          2.20          0.05
                                ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net
    investment income              (0.16)         (0.35)        (0.36)        (0.42)        (0.09)
  Dividends from net realized
    gains                          (2.65)         (1.87)        (0.93)           --            --
                                ---------     ---------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS            (2.81)         (2.22)        (1.29)        (0.42)        (0.09)
                                ---------     ---------     ---------     ---------     ---------
Change in net asset value          (1.14)          0.50          0.53          1.78         (0.04)
                                ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD  $  16.90      $   18.04     $   17.54     $   17.01     $   15.23
                                ---------     ---------     ---------     ---------     ---------
                                ---------     ---------     ---------     ---------     ---------
Total return(1)                    11.23%(3)      17.13%        11.24%        14.68%        (0.34)%(3)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period
    (thousands)                  $33,653        $30,216       $26,209       $16,971        $4,629
RATIO TO AVERAGE NET ASSETS
 OF:
  Operating expenses                1.75%(2)       1.73%         1.76%         1.78%         1.65%(2)
  Net investment income             1.65%(2)       1.90%         1.96%         2.46%         2.36%(2)
Portfolio turnover                    82%(3)        206%          191%          197%          159%
Average commission rate
 paid(4)                         $0.0487        $0.0541       $0.0546           N/A           N/A



(1) Maximum sales load is not reflected in the total return calculation.
(2) Annualized.
(3) Not annualized.
(4)For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                       See Notes to Financial Statements                      11

PHOENIX CONVERTIBLE FUND SERIES
------------------------------------------------------

INVESTOR PROFILE
  Phoenix Convertible Fund is designed for an investor seeking to supplement current income while maintaining the potential for growth.

INVESTMENT ADVISER'S REPORT
  For the six-month period ended April 30, 1998, Phoenix Convertible Fund Class A and B shares posted solid returns of 6.74% and 6.42%, respectively, compared with a 9.12% return for the CS First Boston Convertible Securities Index*. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

  During this latest reporting cycle, speculative-grade convertibles outperformed investment-grade issues. The portfolio's underperformance versus the benchmark resulted primarily from our energy holdings and from our relatively conservative investment posture in a rapidly rising market. Consumer cyclical and staples stocks registered strong gains over the last six months and our heavy exposure to these sectors benefited performance. Top contributors included U.S. West, Media Group, Time Warner, Cablevision Systems and Office Depot.

OUTLOOK
  Looking ahead, we expect economic growth to moderate later in the year as the impact of the Asian crisis begins to take hold in the United States. Although our forecast calls for a slowdown in the U.S. economy, we do not foresee a recession on the immediate horizon. As it relates to the stock market, we believe that corporate profit growth will continue to slow, creating a challenging earnings environment for investors and further fueling the volatility and rotation in the market. As always, we remain committed to the Fund's overall objective of providing low-risk equity exposure. The portfolio's asset allocation as of April 30, 1998 was 80% convertible securities, 4% common stock and 16% cash equivalents.

  * The CS First Boston Convertible Index includes issues rated "B-" or better by Standard & Poor's, with a minimum issue size of $50 million. The Index is not available for direct investment.

PHOENIX CONVERTIBLE FUND SERIES
------------------------------------------------------

                         INVESTMENTS AT APRIL 30, 1998
                                  (UNAUDITED)



                                      STANDARD         PAR
                                      & POOR'S        VALUE
                                       RATING         (000)            VALUE
                                     -----------   -----------   ------------------
CONVERTIBLE BONDS--53.9%
COMMUNICATIONS EQUIPMENT--0.7%
  BBN Corp. Cv. 6%, 4/1/12.........  B             $    1,500    $        1,455,000
                                                                 ------------------
COMPUTER (SOFTWARE & SERVICES)--1.2% System Software Association Cv.
    7%, 9/15/02....................  NR                 2,750             2,378,750
                                                                 ------------------
DIVERSIFIED MISCELLANEOUS--2.1%
  Berkshire Hathaway Cv. 1%,
    12/2/01........................  AA                 2,325             4,286,719
                                                                 ------------------
ELECTRICAL EQUIPMENT--2.8%
  Itron, Inc. Cv. 6.75%,
    3/31/04........................  NR                 1,850             1,720,500
  Thermo Electron Corp. Cv. 144A
    4.25%, 1/1/03 (c)..............  A-                 3,500             4,020,625
                                                                 ------------------
                                                                          5,741,125
                                                                 ------------------
ELECTRONICS (SEMICONDUCTORS)--1.0%
  Xilinx, Inc. Cv. 5.25%,
    11/1/02........................  B                  1,850             1,981,813
                                                                 ------------------
HEALTH CARE (DIVERSIFIED)--1.5%
  Chiron Corp. Cv. 144A 1.90%,
    11/17/00 (c)...................  BBB+               3,250             3,022,500
                                                                 ------------------
HEALTH CARE (LONG TERM CARE)--0.5%
  Atria Communities, Inc. Cv. 144A
    5%, 10/15/02 (c)...............  B-                 1,000               996,250
                                                                 ------------------
HOUSEHOLD FURN. & APPLIANCES--1.2%
  Sunbeam Corp. Cv. 0%, 3/25/18....  NR                 7,800             2,437,500
                                                                 ------------------
LEISURE TIME PRODUCTS--5.8%
  Imax Corp. Cv. 5.75%, 4/1/03.....  B                  4,250             5,838,437
  Time Warner, Inc. Cv. 0%,
    6/22/13........................  BBB-              10,135             6,119,006
                                                                 ------------------
                                                                         11,957,443
                                                                 ------------------
METALS MINING--5.3%
  Coeur d'Alene Cv. 144A 7.25%,
    10/31/05 (c)...................  NR                 7,500             6,993,750
  Coeur d'Alene Euro Cv. 6%,
    6/10/02........................  CCC+               1,000               765,000
  Stillwater Mining Co. Cv. 7%,
    5/1/03.........................  NR                 2,800             3,125,500
                                                                 ------------------
                                                                         10,884,250
                                                                 ------------------


                                      STANDARD         PAR
                                      & POOR'S        VALUE
                                       RATING         (000)            VALUE
                                     -----------   -----------   ------------------

OIL & GAS (DRILLING & EQUIPMENT)--9.1%
  Baker Hughes, Inc. Cv. 0%,
    5/5/08.........................  A-            $    2,100    $        1,722,000
  Diamond Offshore Drilling, Inc.
    Cv. 3.75%, 2/15/07.............  BBB+               1,500             2,002,500
  Halter Marine Group, Inc. Cv.
    4.50%, 9/15/04.................  B+                 3,550             3,092,937
  Halter Marine Group, Inc. Cv.
    144A 4.50%, 9/15/04 (c)........  NR                 2,175             1,894,969
  Key Energy Group Cv. 144A 5%,
    9/15/04 (c)....................  NR                 2,000             1,660,000
  Nabors Industries, Inc. Cv. 5%,
    5/15/06........................  BBB-               4,605             6,901,744
  Offshore Logistic Cv. 144A 6%,
    12/15/03 (c)...................  B+                 1,000             1,197,500
                                                                 ------------------
                                                                         18,471,650
                                                                 ------------------
PUBLISHING--1.2%
  Hollinger, Inc. Cv. 0%,
    10/5/13........................  BB-                6,000             2,407,500
                                                                 ------------------
PUBLISHING (NEWSPAPERS)--0.7%
  Times Mirror Co. Cv. 144A 0%,
    4/15/17 (c)....................  A                  3,500             1,513,750
                                                                 ------------------
RETAIL (DRUG STORES)--2.8%
  Rite Aid Corp. Cv. 144A 5.25%,
    9/15/02 (c)....................  BBB                5,175             5,808,938
                                                                 ------------------
RETAIL (GENERAL MERCHANDISE)--4.9%
  Home Depot, Inc. Cv. 3.25%,
    10/1/01........................  A+                 1,250             1,945,313
  Office Depot, Inc. Cv. 0%,
    11/1/08........................  BB-                2,500             1,959,375
  Pep Boys Cv. 0%, 9/20/11.........  BBB                7,775             4,169,344
  Saks Holdings, Inc. Cv. 5.50%,
    9/15/06........................  B                  1,250             1,084,375
  Sports Authority, Inc. (The) Cv.
    144A 5.25%, 9/15/01 (c)........  B                  1,000               913,750
                                                                 ------------------
                                                                         10,072,157
                                                                 ------------------
SERVICES (ADVERTISING/MARKETING)--3.4%
  Interpublic Group (The) Cv. 144A
    1.80%, 9/16/04 (c).............  NR                 2,500             2,381,250
  Omnicom Group, Inc. Cv. 144A
    2.25%, 1/6/13 (c)..............  NR                 4,000             4,580,000
                                                                 ------------------
                                                                          6,961,250
                                                                 ------------------


                       See Notes to Financial Statements                      13





PHOENIX CONVERTIBLE FUND SERIES
------------------------------------------------------



                                      STANDARD         PAR
                                      & POOR'S        VALUE
                                       RATING         (000)            VALUE
                                     -----------   -----------   ------------------
SERVICES (COMMERCIAL & CONSUMER)--0.5%

  Metamor Worldwide, Inc. Cv.
    2.94%, 8/15/04.................  NR            $    1,000    $        1,036,250
                                                                 ------------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--2.0%
  Premiere Technology Cv. 144A
    5.75%, 7/1/04 (c)..............  NR                 1,500             1,732,500
  U.S. Cellular Corp. Cv. 0%,
    6/15/15........................  BBB-               6,000             2,287,500
                                                                 ------------------
                                                                          4,020,000
                                                                 ------------------
WASTE MANAGEMENT--7.2%
  Chemical Waste Management, Inc.
    Cv. 0%, 8/16/10................  BBB+              14,150             6,919,350
  U.S.A. Waste Services, Inc. Cv.
    4%, 2/1/02.....................  BBB-               2,650             3,259,500
  WMX Technologies, Inc. Cv. 2%,
    1/24/05........................  BBB+               4,710             4,521,600
                                                                 ------------------
                                                                         14,700,450
                                                                 ------------------
TOTAL CONVERTIBLE BONDS
  (Identified cost $106,453,167)..............................          110,133,295
                                                                 ------------------
FOREIGN CONVERTIBLE BONDS--5.0%
SINGAPORE--1.1% APP Finance VII Mauritius Cv.
    144A 3.50%, 4/30/03 (c)........  NR                 2,300             2,294,250
                                                                 ------------------
SWITZERLAND--3.9%
  Roche Holdings, Inc. Cv. 144A 0%,
    5/6/12 (c).....................  NR                 7,800             3,597,750
  Sandoz Capital BVI Ltd. Cv. 2%,
    10/6/02........................    Aaa(b)           1,500             2,343,750
  Sandoz Capital BVI Ltd. Cv. 144A
    2%, 10/6/02 (c)................    Aaa(b)           1,330             2,078,125
                                                                 ------------------
                                                                          8,019,625
                                                                 ------------------
TOTAL FOREIGN CONVERTIBLE BONDS
  (Identified cost $9,566,443)................................           10,313,875
                                                                 ------------------



                                                     SHARES
                                                   -----------

CONVERTIBLE PREFERRED STOCKS--21.3%
AIRLINES--1.5%
  Trans World Air Cv. Pfd. 8%..................        82,900             3,025,850
                                                                 ------------------
BROADCASTING (TELEVISION, RADIO & CABLE)--0.5%
  Cablevision Systems Corp. Cv. Pfd. 8.50%.....        21,000             1,008,000
                                                                 ------------------
COMMUNICATIONS EQUIPMENT--0.9%
  Merrill Lynch & Co. Series Cox (STRYPES) Cv.
    Pfd. 6%....................................        26,100               975,487
  TCI Pacific Communications Cv. Pfd. 5%.......         4,800               876,000
                                                                 ------------------
                                                                          1,851,487
                                                                 ------------------


                                                     SHARES            VALUE
                                                   -----------   ------------------

COMPUTERS (SOFTWARE & SERVICES)--0.4%
  Microsoft Corp. Series A Cv. Pfd. $2.196.....         8,500    $          791,562
                                                                 ------------------
HEALTH CARE (DIVERSIFIED)--0.6%
  McKesson Corp. Cv. Pfd. 144A $2.50 (c).......        11,600             1,122,300
                                                                 ------------------
HOUSEHOLD FURN. & APPLIANCES--3.6%
  Newell Financial Trust I Cv. Pfd. 5.25%,
    Series 144A (c)............................       129,900             7,355,588
                                                                 ------------------
INSURANCE (MULTI-LINE)--3.0%
  American General Delaware Series A Cv. Pfd.
    6%.........................................        24,600             2,091,000
  St. Paul Capital LLC MIPS Cv. Pfd. 6%........        56,000             4,088,000
                                                                 ------------------
                                                                          6,179,000
                                                                 ------------------
METALS MINING--1.5%
  Timet Capital Trust I Cv. Pfd. 144A 6.625%
    (c)........................................        20,000               960,000
  USX Corp. Cv. Pfd. 6.75%.....................        97,800             2,004,900
                                                                 ------------------
                                                                          2,964,900
                                                                 ------------------
NATURAL GAS--2.7%
  El Paso Energy Capital Cv. Pfd. 4.75%........       104,000             5,466,500
                                                                 ------------------
OIL & GAS (DRILLING & EQUIPMENT)--1.6%
  EVI, Inc. Cv. Pfd. 144A, 5% (c)..............        69,500             3,266,500
                                                                 ------------------
OIL & GAS (EXPLORATION & PRODUCTION)--1.5%
  Belco Oil & Gas Cv. Pfd. 6.50%...............        40,000             1,035,000
  Lomak Petroleum Cv. Pfd. 144A 5.75% (c)......        50,000             2,106,250
                                                                 ------------------
                                                                          3,141,250
                                                                 ------------------
PAPER & FOREST PRODUCTS--1.0%
  International Paper Co. Cv. Pfd. 5.25%.......        38,600             2,084,400
                                                                 ------------------
RAILROADS--1.0%
  Union Pacific Capital Trust Cv. Pfd. 144A
    6.25% (c)..................................        40,000             2,085,000
                                                                 ------------------
TELEPHONE--0.5%
  US West, Inc. Series D Cv. Pfd. 4.50%........        12,700               968,375
                                                                 ------------------
TEXTILES (APPAREL)--1.0%
  Designer Finance Cv. Pfd. 6%.................        46,700             2,101,500
                                                                 ------------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Identified cost $39,721,128)...............................           43,412,212
                                                                 ------------------
COMMON STOCKS--4.2%
AEROSPACE/DEFENSE--0.5%
  Boeing Co....................................        20,400             1,021,275
                                                                 ------------------
ALUMINUM--0.5%
  Kaiser Aluminum Corp.........................        36,800               384,100
  Reynolds Metals Co...........................         9,200               607,200
                                                                 ------------------
                                                                            991,300
                                                                 ------------------


14                     See Notes to Financial Statements





PHOENIX CONVERTIBLE FUND SERIES
------------------------------------------------------



                                                         SHARES               VALUE
METALS MINING--0.3%                                     --------        ------------------

  Stillwater Mining Co.........................                22,900   $          605,418
                                                                        ------------------
OIL & GAS (DRILLING & EQUIPMENT)--1.9%
  Friede Goldman International, Inc............                30,400            1,223,613
  Marine Drilling Companies, Inc...............                31,900              775,569
  Noble Drilling Corp..........................                30,393              982,074
  Varco International, Inc.....................                29,000              891,750
                                                                        ------------------
                                                                                 3,873,006
                                                                        ------------------
RETAIL (GENERAL MERCHANDISE)--0.5%
  Consolidated Stores Corp.....................                25,700            1,028,000
                                                                        ------------------
TELECOMMUNICATIONS (LONG DISTANCE)--0.5%
  AT&T Corp....................................                16,300              979,019
                                                                        ------------------
TOTAL COMMON STOCKS
  (Identified cost $6,993,758).......................................            8,498,018
                                                                        ------------------
TOTAL LONG-TERM INVESTMENTS--84.4%
  (Identified cost $162,734,496).....................................          172,357,400
                                                                        ------------------



                                      STANDARD         PAR
                                      & POOR'S        VALUE
                                       RATING         (000)
                                     -----------   -----------

SHORT-TERM OBLIGATIONS--16.3%
COMMERCIAL PAPER--15.5%
  Enterprise Funding Corp. 5.54%,
    5/1/98.........................  A-1               $2,000             2,000,000
  Marsh & McLennan Companies 5.52%,
    5/1/98.........................  A-1+               4,460             4,460,000
  SBC Communications, Inc. 5.52%,
    5/4/98.........................  A-1+               2,500             2,498,850


                                      STANDARD         PAR
                                      & POOR'S        VALUE
                                       RATING         (000)            VALUE
                                     -----------   -----------   ------------------

COMMERCIAL PAPER--CONTINUED
  Kimberly-Clark Corp. 5.51%,
    5/7/98.........................  A-1+              $3,945    $        3,941,377
  AlliedSignal, Inc. 5.52%
    5/8/1998.......................  A-1                2,165             2,162,676
  Procter & Gamble Co. 5.53%,
    5/8/98.........................  A-1+               3,500             3,496,236
  AlliedSignal, Inc. 5.53%,
    5/11/98........................  A-1                3,590             3,584,485
  Anheuser-Busch Cos., Inc. 5.50%,
    5/11/98........................  A-1+                 850               848,702
  Associates Corp. of North America
    5.50%, 5/13/98.................  A-1+               3,750             3,750,000
  Dupont (E.I.) de Nemours & Co.
    5.50%, 5/27/98.................  A-1+               3,355             3,341,673
  Corporate Receivables Corp.
    5.50%, 6/12/98.................  A-1+               1,525             1,508,536
                                                                 ------------------
                                                                         31,592,535
                                                                 ------------------
FEDERAL AGENCY SECURITIES--0.8%
  FHLMC 5.43%, 5/22/98..........................        1,670             1,664,710
                                                                 ------------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $33,263,925)...............................           33,257,245
                                                                 ------------------
TOTAL INVESTMENTS--100.7%
  (Identified cost $195,998,421)..............................          205,614,645(a)
  Cash and receivables, less liabilities--(0.7%)..............           (1,455,142)
                                                                 ------------------
NET ASSETS--100.0%............................................         $204,159,503
                                                                 ------------------
                                                                 ------------------



(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $14,412,435 and gross depreciation of $4,796,211 for income tax purposes. At April 30, 1998, the aggregate cost of securities for federal income tax purposes was $195,998,421.
(b) As rated by Moody's.
(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally qualified institutional buyers. At April 30,1998, these securities amounted to a value of $61,581,545 or 30.2% of net assets.

                       See Notes to Financial Statements                      15

PHOENIX CONVERTIBLE FUND SERIES
------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1998
                                  (UNAUDITED)



ASSETS
Investment securities at value
  (Identified cost $195,998,421)                              $  205,614,645
Short-term investments held as collateral for loaned
  securities                                                       2,493,800
Cash                                                               2,299,831
Receivables
  Investment securities sold                                       1,128,489
  Dividends and interest                                             876,474
  Fund shares sold                                                    62,557
                                                              --------------
    Total assets                                                 212,475,796
                                                              --------------
LIABILITIES
Payables
  Collateral on securities loaned                                  2,493,800
  Investment securities purchased                                  5,372,974
  Fund shares repurchased                                            192,274
  Investment advisory fee                                            109,892
  Distribution fee                                                    47,575
  Transfer agent fee                                                  35,742
  Trustees' fee                                                        9,301
  Financial agent fee                                                  7,582
Accrued expenses                                                      47,153
                                                              --------------
    Total liabilities                                              8,316,293
                                                              --------------
NET ASSETS                                                    $  204,159,503
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  181,862,456
Undistributed net investment income                                  662,970
Accumulated net realized gain                                     12,017,853
Net unrealized appreciation                                        9,616,224
                                                              --------------
NET ASSETS                                                    $  204,159,503
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $195,551,146)               10,372,087

Net asset value per share                                             $18.85
Offering price per share
  $18.85/(1-4.75%)                                                    $19.79

CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $8,608,357)                    458,660

Net asset value and offering price per share                          $18.77


                            STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED APRIL 30, 1998
                                  (UNAUDITED)



INVESTMENT INCOME
Interest                                                      $   3,441,584
Dividends                                                         1,032,127
Security lending                                                      8,539
                                                              -------------
    Total investment income                                       4,482,250
                                                              -------------

EXPENSES
Investment advisory fee                                             664,404
Distribution fee--Class A                                           245,175
Distribution fee--Class B                                            41,458
Financial agent fee                                                  50,810
Transfer agent                                                      116,929
Professional                                                         16,105
Registration                                                         11,489
Custodian                                                            10,954
Trustees                                                             10,674
Printing                                                              7,956
Miscellaneous                                                        10,086
                                                              -------------
    Total expenses                                                1,186,040
                                                              -------------
NET INVESTMENT INCOME                                             3,296,210
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                  11,980,932
Net change in unrealized appreciation (depreciation)
  on investments                                                 (2,063,945)
                                                              -------------
NET GAIN ON INVESTMENTS                                           9,916,987
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  13,213,197
                                                              -------------
                                                              -------------


16                     See Notes to Financial Statements

PHOENIX CONVERTIBLE FUND SERIES
------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                              SIX MONTHS
                                                                                                ENDED
                                                                                            APRIL 30, 1998     YEAR ENDED
                                                                                             (UNAUDITED)    OCTOBER 31, 1997
                                                                                            --------------  -----------------
FROM OPERATIONS
  Net investment income                                                                      $  3,296,210    $     6,453,569
  Net realized gain                                                                            11,980,932         26,030,582
  Net change in unrealized appreciation (depreciation)                                         (2,063,945)         1,273,001
                                                                                            --------------  -----------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             13,213,197         33,757,152
                                                                                            --------------  -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class A                                                               (2,955,442)        (6,482,244)
  Net investment income--Class B                                                                  (99,832)          (177,737)
  Net realized gains--Class A                                                                 (24,998,912)       (13,252,457)
  Net realized gains--Class B                                                                  (1,017,432)          (398,476)
                                                                                            --------------  -----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                   (29,071,618)       (20,310,914)
                                                                                            --------------  -----------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (458,449 and 701,929 shares, respectively)                      9,024,073         13,664,448
  Net asset value of shares issued from reinvestment of distributions
    (1,344,937 and 854,224 shares, respectively)                                               23,720,050         16,093,284
  Cost of shares repurchased (1,239,660 and 2,904,061 shares, respectively)                   (23,083,139)       (56,421,242)
                                                                                            --------------  -----------------
Total                                                                                           9,660,984        (26,663,510)
                                                                                            --------------  -----------------
CLASS B
  Proceeds from sales of shares (52,708 and 131,986 shares, respectively)                         976,268          2,562,597
  Net asset value of shares issued from reinvestment of distributions
    (55,240 and 21,826 shares, respectively)                                                      969,980            410,540
  Cost of shares repurchased (43,892 and 68,900 shares, respectively)                            (822,321)        (1,343,541)
                                                                                            --------------  -----------------
Total                                                                                           1,123,927          1,629,596
                                                                                            --------------  -----------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                    10,784,911        (25,033,914)
                                                                                            --------------  -----------------
  NET DECREASE IN NET ASSETS                                                                   (5,073,510)       (11,587,676)
NET ASSETS
  Beginning of period                                                                         209,233,013        220,820,689
                                                                                            --------------  -----------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $662,970 AND $422,034, RESPECTIVELY)                                                     $204,159,503    $   209,233,013
                                                                                            --------------  -----------------
                                                                                            --------------  -----------------



                       See Notes to Financial Statements                      17

PHOENIX CONVERTIBLE FUND SERIES
------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)



                                                                                     CLASS A
                                                 -------------------------------------------------------------------------------
                                                    SIX
                                                  MONTHS
                                                   ENDED
                                                  4/30/98                           YEAR ENDED OCTOBER 31,
                                                 (UNAUDITED)     1997          1996          1995          1994          1993
                                                 ---------     ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period             $  20.51      $   19.26     $   18.23     $   17.56     $   19.34     $   18.86
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                              0.32           0.61(4)       0.70(4)       0.87          0.78          0.68
  Net realized and unrealized gain (loss)            0.85           2.54          1.68          1.04         (1.06)         1.53
                                                 ---------     ---------     ---------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT OPERATIONS                 1.17           3.15          2.38          1.91         (0.28)         2.21
                                                 ---------     ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income              (0.29)         (0.64)        (0.77)        (1.05)        (0.69)        (0.73)
  Dividends from net realized gains                 (2.54)         (1.26)        (0.58)        (0.19)        (0.81)        (1.00)
                                                 ---------     ---------     ---------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS                             (2.83)         (1.90)        (1.35)        (1.24)        (1.50)        (1.73)
                                                 ---------     ---------     ---------     ---------     ---------     ---------
Change in net asset value                           (1.66)          1.25          1.03          0.67         (1.78)         0.48
                                                 ---------     ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                   $  18.85      $   20.51     $   19.26     $   18.23     $   17.56     $   19.34
                                                 ---------     ---------     ---------     ---------     ---------     ---------
                                                 ---------     ---------     ---------     ---------     ---------     ---------
Total return(1)                                      6.74%(3)      17.40%        13.55%        11.45%        (1.48)%       12.58%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)          $195,551      $ 201,170     $ 214,874     $ 219,384     $ 226,294     $ 252,072
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                 1.13%(2)       1.12%         1.17%         1.18%         1.14%         1.15%
  Net investment income                              3.26%(2)       3.11%         3.75%         4.78%         4.27%         3.70%
Portfolio turnover                                     75%(3)        152%          141%           79%           91%           94%
Average commission rate paid(5)                   $0.0585        $0.0661       $0.0619           N/A           N/A           N/A




                                                                              CLASS B
                                                 -----------------------------------------------------------------
                                                    SIX                                                    FROM
                                                  MONTHS                                                 INCEPTION
                                                   ENDED                                                  7/15/94
                                                  4/30/98             YEAR ENDED OCTOBER 31,                TO
                                                 (UNAUDITED)     1997          1996          1995        10/31/94
                                                 ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period             $  20.43      $   19.20     $   18.17     $   17.55     $  17.59
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                              0.26           0.46(4)       0.55(4)       0.70(4)      0.15
  Net realized and unrealized gain (loss)            0.85           2.52          1.68          1.07        (0.06)
                                                 ---------     ---------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT OPERATIONS                 1.11           2.98          2.23          1.77         0.09
                                                 ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income              (0.23)         (0.49)        (0.62)        (0.96)       (0.13)
  Dividends from net realized gains                 (2.54)         (1.26)        (0.58)        (0.19)          --
                                                 ---------     ---------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS                             (2.77)         (1.75)        (1.20)        (1.15)       (0.13)
                                                 ---------     ---------     ---------     ---------     ---------
Change in net asset value                           (1.66)          1.23          1.03          0.62        (0.04)
                                                 ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                   $  18.77      $   20.43     $   19.20     $   18.17     $  17.55
                                                 ---------     ---------     ---------     ---------     ---------
                                                 ---------     ---------     ---------     ---------     ---------
Total return(1)                                      6.42%(3)      16.49%        12.72%        10.59%        0.49%(3)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)            $8,608         $8,063        $5,947        $3,715         $856
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                 1.88%(2)       1.87%         1.92%         1.95%        1.83%(2)
  Net investment income                              2.50%(2)       2.33%         2.95%         3.92%        3.29%(2)
Portfolio turnover                                     75%(3)        152%          141%           79%          91%
Average commission rate paid(5)                   $0.0585        $0.0661       $0.0619           N/A          N/A


(1) Maximum sales load is not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.
(5)For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

18                     See Notes to Financial Statements

PHOENIX GROWTH FUND SERIES
------------------------------------------------------

INVESTOR PROFILE
  Phoenix Growth Fund is designed for investors seeking long-term capital appreciation.

INVESTMENT ADVISER'S REPORT
  Aided by a strong U.S. equity market, the Phoenix Growth Fund posted double-digit gains over this latest fiscal reporting period. For the six-month reporting cycle ended April 30, 1998, Class A shares returned 17.05% and Class B shares earned 16.65%. During the same period, the Standard & Poor's 500 Composite Index* returned 22.47%, and the average return for 951 growth funds was 17.35%, according to Lipper Analytical Services, Inc. All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

  Positive contributors to performance during this latest reporting cycle included the Fund's overweighted position in the "red-hot" health-care sector as well as strong stock selection in capital goods, consumer staples, and financial services. Individual holdings that produced stellar gains included such names as Pfizer, HBO & Company, Gillette, BMC Software and Tyco International. On the other side of the equation, negative contributors over the last six months included the portfolio's exposure to the poorly performing energy group and weakness in some of our technology and consumer cyclical holdings.

OUTLOOK
  Looking ahead, we expect economic growth to moderate later in the year as the impact of the Asian crisis begins to take hold in the United States. Although we expect a slowdown in the U.S. economy, we do not foresee a recession on the immediate horizon. As it relates to the stock market, we believe that corporate profit growth will continue to slow, creating a challenging earnings environment for investors and further fueling volatility and rotation in the market.

  Specific to the Phoenix Growth Fund, we are maintaining our overweighted positions in health-care and technology and are pleased with the recent strong performance we received from these two sectors. Because of the current speculative merger and acquisition environment in the financial services arena, we believe that some in the group have become overbought, and we have elected to selectively take profits in this sector. Lastly, given the attractive risk/reward opportunities in the energy group, it is our intention to add to these stocks as crude oil prices begin to show further signs of stabilization.

  * The S&P 500 Index is an unmanaged, commonly used measure of stock market performance. The Index is not available for direct investment.

PHOENIX GROWTH FUND SERIES
------------------------------------------------------

                         INVESTMENTS AT APRIL 30, 1998
                                  (UNAUDITED)


                                                                                    SHARES            VALUE
                                                                                 -------------   ----------------
COMMON STOCKS--90.8%
AEROSPACE/DEFENSE--1.8%
  Boeing Co.......................................................                   1,018,000   $     50,963,625
                                                                                                 ----------------
BANKS (MAJOR - REGIONAL)--4.4%
  Banc One Corp...................................................                     458,920         26,990,232
  BankBoston Corp.................................................                     189,400         20,443,362
  Mellon Bank Corp................................................                     182,600         13,147,200
  NationsBank Corp................................................                     375,900         28,474,425
  U.S. Bancorp....................................................                     276,700         35,140,900
                                                                                                 ----------------
                                                                                                      124,196,119
                                                                                                 ----------------
BANKS (MONEY CENTER)--2.4%
  BankAmerica Corp................................................                     304,300         25,865,500
  Citicorp........................................................                     132,700         19,971,350
  NDB Bancorp, Inc................................................                     223,100         20,720,412
                                                                                                 ----------------
                                                                                                       66,557,262
                                                                                                 ----------------
BROADCASTING (TELEVISION, RADIO, & CABLE)--2.7%
  CBS Corporation.................................................                   1,305,700         46,515,562
  Chancellor Media Corp. (b)......................................                     639,900         30,355,256
                                                                                                 ----------------
                                                                                                       76,870,818
                                                                                                 ----------------
CHEMICALS--1.4%
  Monsanto Co.....................................................                     765,600         40,481,100
                                                                                                 ----------------
CHEMICALS (SPECIALTY)--0.7%
  Solutia, Inc....................................................                     684,200         19,414,175
                                                                                                 ----------------
COMMUNICATIONS EQUIPMENT--0.6%
  Ciena Corp. (b).................................................                     301,400         16,803,050
                                                                                                 ----------------
COMPUTERS (HARDWARE)--5.0%
  International Business Machines Corp............................                   1,204,400        139,559,850
                                                                                                 ----------------
COMPUTERS (NETWORKING)--0.9%
  Cisco Systems, Inc. (b).........................................                     341,400         25,007,550
                                                                                                 ----------------
COMPUTERS (PERIPHERALS)--0.8%
  EMC Corp. (b)...................................................                     480,500         22,163,062
                                                                                                 ----------------
COMPUTERS (SOFTWARE & SERVICES)--7.6%
  America Online, Inc. (b)........................................                     103,800          8,304,000
  BMC Software, Inc. (b)..........................................                     625,900         58,560,769
  Comdisco, Inc...................................................                     327,900         14,509,575
  Computer Associates International...............................                     776,100         45,450,356
  Compuware Corp. (b).............................................                   1,166,900         57,032,237
  Edwards (J.D.) & Co. (b)........................................                     460,500         16,405,312
  Sterling Commerce...............................................                     319,700         13,607,231
                                                                                                 ----------------
                                                                                                      213,869,480
                                                                                                 ----------------


                                                                                    SHARES            VALUE
                                                                                 -------------   ----------------

CONSUMER FINANCE--1.2%
  American Express Co.............................................                     135,600   $     13,831,200
  Household International, Inc....................................                     158,300         20,806,556
                                                                                                 ----------------
                                                                                                       34,637,756
                                                                                                 ----------------
DISTRIBUTORS (FOOD & HEALTH)--1.2%
  Cardinal Health, Inc............................................                     347,500         33,446,875
                                                                                                 ----------------
ELECTRICAL EQUIPMENT--1.6%
  General Electric Co.............................................                     516,900         44,001,112
                                                                                                 ----------------
ELECTRONICS (INSTRUMENTATION)--0.6%
  Linear Technology Corp..........................................                     196,100         15,786,050
                                                                                                 ----------------
ELECTRONICS (SEMICONDUCTORS)--1.0%
  Intel Corp. (b).................................................                     345,600         27,928,800
                                                                                                 ----------------
ENTERTAINMENT--1.5%
  Liberty Media Group (b).........................................                   1,240,600         41,172,413
                                                                                                 ----------------
FINANCIAL (DIVERSIFIED)--1.7%
  American General Corp...........................................                      92,600          6,169,475
  FHLMC...........................................................                     902,500         41,797,031
                                                                                                 ----------------
                                                                                                       47,966,506
                                                                                                 ----------------
HEALTH CARE (DIVERSIFIED)--4.4%
  Bristol-Myers Squibb Co.........................................                     603,000         63,842,625
  Warner-Lambert Co...............................................                     316,600         59,896,763
                                                                                                 ----------------
                                                                                                      123,739,388
                                                                                                 ----------------
HEALTH CARE (DRUGS - MAJOR PHARMACEUTICALS)--4.3%
  Pfizer, Inc.....................................................                     523,000         59,523,937
  Schering Plough Corp............................................                     347,900         27,875,488
  Watson Pharmaceuticals, Inc. (b)................................                     789,700         33,957,100
                                                                                                 ----------------
                                                                                                      121,356,525
                                                                                                 ----------------
HEALTH CARE (HOSPITAL MANAGEMENT)--2.6%
  HBO & Co........................................................                     887,700         53,095,556
  Tenet Healthcare Corp...........................................                     532,700         19,942,956
                                                                                                 ----------------
                                                                                                       73,038,512
                                                                                                 ----------------
HEALTH CARE (LONG TERM CARE)--1.5%
  Healthsouth Corp. (b)...........................................                   1,380,700         41,679,881
                                                                                                 ----------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.3%
  Guidant Corp....................................................                     421,100         28,161,063
  Medtronic, Inc..................................................                     681,700         35,874,463
                                                                                                 ----------------
                                                                                                       64,035,526
                                                                                                 ----------------
HOUSEHOLD FURN. & APPLIANCES--0.1%
  Sunbeam Corp., Inc..............................................                     130,900          3,288,863
                                                                                                 ----------------


20                     See Notes to Financial Statements





PHOENIX GROWTH FUND SERIES
------------------------------------------------------


                                                                                    SHARES            VALUE
                                                                                 -------------   ----------------
HOUSEHOLD PRODUCTS (NON-DURABLES)--1.3%

  Colgate-Palmolive Co............................................                     405,400   $     36,359,313
                                                                                                 ----------------
INSURANCE (LIFE/HEALTH)--0.8%
  UNUM Corp.......................................................                     397,000         21,338,750
                                                                                                 ----------------
INSURANCE (MULTI-LINE)--2.7%
  American International Group, Inc...............................                     221,000         29,075,313
  Reliastar Financial Corp........................................                     292,100         13,327,063
  Travelers Group, Inc............................................                     551,300         33,732,669
                                                                                                 ----------------
                                                                                                       76,135,045
                                                                                                 ----------------
INSURANCE (PROPERTY - CASUALTY)--1.3%
  Allstate Corp...................................................                     370,200         35,631,750
                                                                                                 ----------------
MACHINERY (DIVERSIFIED)--1.5%
  Deere & Co......................................................                     489,900         28,628,531
  Thermo Electron Corp............................................                     338,100         13,460,606
                                                                                                 ----------------
                                                                                                       42,089,137
                                                                                                 ----------------
MANUFACTURING (DIVERSIFIED)--1.5%
  Tyco International Ltd..........................................                     750,700         40,913,150
                                                                                                 ----------------
OIL & GAS (DRILLING & EQUIPMENT)--4.5%
  Cooper Cameron Corp. (b)........................................                     222,800         14,802,275
  Diamond Offshore Drilling, Inc..................................                     474,000         23,996,250
  Halliburton Co..................................................                     534,900         29,419,500
  Schlumberger Ltd................................................                     431,100         35,727,413
  Transocean Offshore, Inc........................................                     422,400         23,601,600
                                                                                                 ----------------
                                                                                                      127,547,038
                                                                                                 ----------------
OIL & GAS (REFINING & MARKETING)--1.6%
  Tosco Corp......................................................                   1,249,800         44,524,125
                                                                                                 ----------------
PAPER & FOREST PRODUCTS--0.8%
  International Paper Co..........................................                     428,600         22,367,563
                                                                                                 ----------------
PERSONAL CARE--1.9%
  Gillette Co.....................................................                     462,700         53,412,931
                                                                                                 ----------------
RETAIL (BUILDING SUPPLIES)--1.4%
  Home Depot, Inc.................................................                     578,700         40,291,988
                                                                                                 ----------------
RETAIL (DRUG STORES)--3.7%
  CVS Corp........................................................                     674,700         49,759,125
  Rite Aid Corp...................................................                   1,679,100         53,941,088
                                                                                                 ----------------
                                                                                                      103,700,213
                                                                                                 ----------------
RETAIL (FOOD CHAINS)--2.3%
  Safeway, Inc....................................................                   1,728,500         66,115,125
                                                                                                 ----------------




                                                                                    SHARES            VALUE
                                                                                 -------------   ----------------

RETAIL (GENERAL MERCHANDISE)--4.0%
  Borders Group, Inc. (b).........................................                     610,000   $     19,596,250
  Consolidated Stores Corp. (b)...................................                   1,038,400         41,536,000
  Fred Meyer, Inc. (b)............................................                     492,680         22,109,015
  Staples, Inc. (b) ..............................................                   1,119,000         27,625,313
                                                                                                 ----------------
                                                                                                      110,866,578
                                                                                                 ----------------
RETAIL (SPECIALTY-APPAREL)--0.6%
  TJX Co., Inc....................................................                     365,200         16,160,100
                                                                                                 ----------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--2.9%
  Airtouch Communications, Inc. (b)...............................                   1,524,200         80,973,125
                                                                                                 ----------------
TELECOMMUNICATIONS (LONG DISTANCE)--3.9%
  AT&T Corp.......................................................                   1,367,300         82,123,456
  MCI Communications Corp.........................................                     521,400         26,232,938
                                                                                                 ----------------
                                                                                                      108,356,394
                                                                                                 ----------------
WASTE MANAGEMENT--1.8%
  U.S.A. Waste Services Inc. (b)..................................                   1,044,800         51,260,500
                                                                                                 ----------------
TOTAL COMMON STOCKS
  (Identified cost $2,063,290,360)............................................................      2,546,007,123
                                                                                                 ----------------
FOREIGN COMMON STOCKS--4.9%
BIOTECHNOLOGY--0.6%
  Elan PLC Sponsored ADR (Ireland) (b)............................                     265,900         16,519,037
                                                                                                 ----------------
HOUSEHOLD FURN. & APPLIANCES--2.7%
  Philips Electronics NV ADR NY Registered (Netherlands)..........                     849,500         76,455,000
                                                                                                 ----------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--0.5%
  Telefonaktiebolaget LM Ericsson ADR (Sweden)....................                     257,300         13,234,869
                                                                                                 ----------------
TELEPHONE--1.1%
  Telecom Brasil ADR (Brazil).....................................                     268,400         32,694,475
                                                                                                 ----------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $97,335,197)...............................................................        138,903,381
                                                                                                 ----------------
TOTAL LONG-TERM INVESTMENTS--95.7%
  (Identified cost $2,160,625,557)............................................................      2,684,910,504
                                                                                                 ----------------


                       See Notes to Financial Statements                      21





PHOENIX GROWTH FUND SERIES
------------------------------------------------------


                                                                    STANDARD          PAR
                                                                    & POOR'S         VALUE
                                                                     RATING          (000)            VALUE
                                                                    --------     -------------   ----------------
SHORT-TERM OBLIGATIONS--3.2%

COMMERCIAL PAPER--3.1%
  Deutsche Bank Financial 5.50%, 5/1/98.....................     A-1+                $       5,415   $      5,415,000
  AlliedSignal, Inc. 5.50%, 5/4/98..........................     A-1                         1,827          1,826,163
  SBC Communications Inc. 5.50%, 5/4/98.....................     A-1+                       11,150         11,144,890
  AlliedSignal, Inc. 5.51%, 5/5/98..........................     A-1                        10,991         10,981,052
  Anheuser-Busch Cos., Inc. 5.45%, 5/6/98...................     A-1                         7,885          7,879,031
  Cargill, Inc. 5.48%, 5/7/98...............................     A-1+                       10,000          9,990,867
  Procter & Gamble Co. 5.53%, 5/8/98........................     A-1+                        6,010          6,003,537
  Private Export Funding Corp. 5.50%, 5/15/98...............     A-1+                        7,000          6,985,028
  General Electric Capital Corp. 5.51%, 5/18/98.............     A-1+                       15,000         15,000,000
  Greenwich Funding Corp. 5.52%, 5/22/98....................     A-1+                        2,872          2,862,752
  General Re Corp. 5.5%, 6/4/98.............................     A-1+                        5,000          4,974,028
  Corporate Asset Funding Co., Inc. 5.50%, 6/11/98..........     A-1+                        1,650          1,650,000
  CXC, Inc. 5.52%, 6/12/98..................................     A-1+                        3,700          3,676,172
                                                                                                     ----------------
                                                                                                           88,388,520
                                                                                                     ----------------




                                                                                          PAR
                                                                                         VALUE
                                                                                         (000)            VALUE
                                                                                     -------------   ----------------

FEDERAL AGENCY SECURITIES--0.1%
  FFCB 6.02%, 1/22/99.......................................                         $       1,500   $      1,504,026
                                                                                                     ----------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $89,883,183)...................................................................         89,892,546
                                                                                                     ----------------

TOTAL INVESTMENTS--98.9%
  (Identified cost $2,250,508,740)................................................................      2,774,803,050(a)
  Cash and receivables, less liabilities--1.1%....................................................         29,605,160
                                                                                                     ----------------
NET ASSETS--100.0%................................................................................     $2,804,408,210
                                                                                                     ----------------
                                                                                                     ----------------


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $536,161,491 and gross depreciation of $11,867,181 for federal income tax purposes. At April 30, 1998, the aggregate cost of securities for federal income tax purposes was $2,250,508,740.
(b) Non-income producing.

22                     See Notes to Financial Statements

PHOENIX GROWTH FUND SERIES
------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1998
                                  (UNAUDITED)



ASSETS
Investment securities at value
  (Identified cost $2,250,508,740)                            $  2,774,803,050
Short-term investments held as collateral for loaned
  securities                                                        18,382,410
Cash                                                                       929
Receivables
  Investment securities sold                                        37,627,030
  Dividends and interest                                             2,211,946
  Fund shares sold                                                     465,965
                                                              ----------------
    Total assets                                                 2,833,491,330
                                                              ----------------

LIABILITIES
Payables
  Collateral on securities loaned                                   18,382,410
  Investment securities purchased                                    4,430,347
  Fund shares repurchased                                            3,302,390
  Investment advisory fee                                            1,498,211
  Distribution fee                                                     621,460
  Transfer agent fee                                                   468,274
  Financial agent fee                                                   44,811
  Trustees' fees                                                         9,301
Accrued expenses                                                       325,916
                                                              ----------------
    Total liabilities                                               29,083,120
                                                              ----------------
NET ASSETS                                                    $  2,804,408,210
                                                              ----------------
                                                              ----------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  2,012,033,625
Undistributed net investment loss                                   (1,093,928)
Accumulated net realized gain                                      269,174,203
Net unrealized appreciation                                        524,294,310
                                                              ----------------
NET ASSETS                                                    $  2,804,408,210
                                                              ----------------
                                                              ----------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $2,724,718,194)              104,546,666
Net asset value per share                                               $26.06
Offering price per share
  $26.06/(1-4.75%)                                                      $27.36
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $79,690,016)                   3,114,359
Net asset value and offering price per share                            $25.59


                            STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED APRIL 30, 1998
                                  (UNAUDITED)



INVESTMENT INCOME
Dividends                                                     $   11,011,413
Interest                                                           2,044,135
Security lending                                                     102,257
                                                              --------------
    Total investment income                                       13,157,805
                                                              --------------

EXPENSES
Investment advisory fee                                            8,548,066
Distribution fee--Class A                                          3,162,529
Distribution fee--Class B                                            356,961
Financial agent fee                                                  258,084
Transfer agent                                                     1,674,032
Printing                                                              90,098
Custodian                                                             65,603
Professional                                                          27,575
Registration                                                          21,983
Trustees                                                              10,674
Miscellaneous                                                         36,128
                                                              --------------
    Total expenses                                                14,251,733
                                                              --------------
NET INVESTMENT LOSS                                               (1,093,928)
                                                              --------------
NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
Net realized gain on securities                                  269,652,886
Net change in unrealized appreciation on investments             152,247,025
                                                              --------------
NET GAIN ON INVESTMENTS                                          421,899,911
                                                              --------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  420,805,983
                                                              --------------
                                                              --------------


                       See Notes to Financial Statements                      23

PHOENIX GROWTH FUND SERIES
------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                           SIX MONTHS ENDED
                                                                                            APRIL 30, 1998      YEAR ENDED
                                                                                             (UNAUDITED)     OCTOBER 31, 1997
                                                                                           ----------------  -----------------
FROM OPERATIONS
  Net investment income (loss)                                                             $     (1,093,928)  $    12,828,128
  Net realized gain                                                                             269,652,886       499,286,602
  Net change in unrealized appreciation (depreciation)                                          152,247,025        37,069,225
                                                                                           ----------------  -----------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              420,805,983       549,183,955
                                                                                           ----------------  -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class A                                                                         --       (17,472,939)
  Net investment income--Class B                                                                         --           (64,123)
  Net realized gains--Class A                                                                  (484,983,916)     (395,993,712)
  Net realized gains--Class B                                                                   (13,740,399)       (8,267,051)
                                                                                           ----------------  -----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                    (498,724,315)     (421,797,825)
                                                                                           ----------------  -----------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (9,084,861 and 10,576,129 shares, respectively)                 222,514,713       270,447,275
  Net asset value of shares issued from reinvestment of distributions
    (20,476,785 and 16,237,740 shares, respectively)                                            450,490,561       381,717,419
  Cost of shares repurchased (15,508,431 and 23,676,500 shares, respectively)                  (391,022,230)     (604,530,141)
                                                                                           ----------------  -----------------
Total                                                                                           281,983,044        47,634,553
                                                                                           ----------------  -----------------
CLASS B
  Proceeds from sales of shares (401,311 and 938,817 shares, respectively)                        9,716,175        23,549,010
  Net asset value of shares issued from reinvestment of distributions
    (580,369 and 325,555 shares, respectively)                                                   12,570,786         7,574,359
  Cost of shares repurchased (340,191 and 493,546 shares, respectively)                          (8,254,450)      (12,629,905)
                                                                                           ----------------  -----------------
Total                                                                                            14,032,511        18,493,464
                                                                                           ----------------  -----------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS                                                296,015,555        66,128,017
                                                                                           ----------------  -----------------
  NET INCREASE IN NET ASSETS                                                                    218,097,223       193,514,147
NET ASSETS
  Beginning of period                                                                         2,586,310,987     2,392,796,840
                                                                                           ----------------  -----------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF
    ($1,093,928) AND $0, RESPECTIVELY)                                                     $  2,804,408,210   $ 2,586,310,987
                                                                                           ----------------  -----------------
                                                                                           ----------------  -----------------



24                     See Notes to Financial Statements

PHOENIX GROWTH FUND SERIES
------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)




                                                                                     CLASS A
                                                 -------------------------------------------------------------------------------
                                                    SIX
                                                  MONTHS
                                                   ENDED
                                                  4/30/98                           YEAR ENDED OCTOBER 31,
                                                 (UNAUDITED)     1997          1996          1995          1994          1993
                                                 ---------     ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period             $  27.83      $   26.87     $   24.92     $   21.24     $   21.53     $   20.76
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                      (0.01)(4)       0.14(4)       0.20(4)       0.26          0.26          0.32
  Net realized and unrealized gain (loss)            3.74           5.62          3.63          4.53          0.17          1.15
                                                 ---------     ---------     ---------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT OPERATIONS                 3.73           5.76          3.83          4.79          0.43          1.47
                                                 ---------     ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income                 --          (0.21)        (0.25)        (0.30)        (0.24)        (0.32)
  Dividends from net realized gains                 (5.50)         (4.59)        (1.63)        (0.81)        (0.48)        (0.38)
                                                 ---------     ---------     ---------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS                             (5.50)         (4.80)        (1.88)        (1.11)        (0.72)        (0.70)
                                                 ---------     ---------     ---------     ---------     ---------     ---------
Change in net asset value                           (1.77)          0.96          1.95          3.68         (0.29)         0.77
                                                 ---------     ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                   $  26.06      $   27.83     $   26.87     $   24.92     $   21.24     $   21.53
                                                 ---------     ---------     ---------     ---------     ---------     ---------
                                                 ---------     ---------     ---------     ---------     ---------     ---------
Total return(1)                                     17.05%(3)      24.81%        16.34%        23.91%         2.06%         7.20%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)          $2,724,718    $2,518,289    $2,347,471    $2,300,251    $2,140,458    $2,563,442
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                 1.08%(2)       1.10%         1.17%         1.20%         1.19%         1.18%
  Net investment income (loss)                      (0.07%)(2)      0.53%         0.80%         0.92%         1.22%         1.55%
Portfolio turnover                                     68%(3)        196%          116%          109%          118%          176%
Average commission rate paid(6)                   $0.0500        $0.0518       $0.0534           N/A           N/A           N/A




                                                                           CLASS B
                                              -----------------------------------------------------------------
                                                 SIX                                                    FROM
                                               MONTHS                                                 INCEPTION
                                                ENDED                                                  7/15/94
                                               4/30/98             YEAR ENDED OCTOBER 31,                TO
                                              (UNAUDITED)     1997          1996          1995        10/31/94
                                              ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period          $  27.51      $   26.63     $   24.74     $   21.19     $  20.48
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                   (0.10)(4)      (0.06)(4)        --(4)         --(4)      0.01
  Net realized and unrealized gain (loss)         3.68           5.57          3.61          4.60         0.70
                                              ---------     ---------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT OPERATIONS              3.58           5.51          3.61          4.60         0.71
                                              ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income              --          (0.04)        (0.09)        (0.24)          --
  Dividends from net realized gains              (5.50)         (4.59)        (1.63)        (0.81)          --
                                              ---------     ---------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS                          (5.50)         (4.63)        (1.72)        (1.05)          --
                                              ---------     ---------     ---------     ---------     ---------
Change in net asset value                        (1.92)          0.88          1.89          3.55         0.71
                                              ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                $  25.59      $   27.51     $   26.63     $   24.74     $  21.19
                                              ---------     ---------     ---------     ---------     ---------
                                              ---------     ---------     ---------     ---------     ---------
Total return(1)                                  16.65%(3)      23.89%        15.48%        23.02%        3.47%(3)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)        $79,690        $68,022       $45,326       $20,111       $2,966
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                              1.83%(2)       1.85%         1.93%         1.97%        1.87%(2)
  Net investment income (loss)                   (0.81%)(2)     (0.25%)        0.01%         0.01%        0.32%(2)
Portfolio turnover                                  68%(3)        196%          116%          109%         118%
Average commission rate paid(6)                $0.0500        $0.0518       $0.0534           N/A          N/A


(1) Maximum sales load is not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.
(5)Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the time of share purchases and redemptions.
(6)For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                       See Notes to Financial Statements                      25

PHOENIX AGGRESSIVE GROWTH FUND SERIES
------------------------------------------------------------

INVESTOR PROFILE
  Phoenix Aggressive Growth Fund is designed for long-term investors who are willing to assume above-average risk in return for above-average capital growth potential.

INVESTMENT ADVISER'S REPORT
  For the six months ended April 30, 1998, Phoenix Aggressive Growth Fund Class A shares returned 16.53% and Class B shares earned 16.20% compared with 9.95% for the Russell 2000 Growth Index.* All performance figures assume reinvestment of dividends and exclude the effect of sales charges. Small company investing involves added risks, including greater price volatility, less liquidity, and increased competitive threat.

  In the final two months of 1997, there was a "flight to quality" as the market reacted to events in Southeast Asia. The Fund's performance was held back during this time by its small- to mid-cap focus as well as its overweighted position in oil service stocks.

  In January, a management change was made to a team approach led by Roger Engemann. The team uses a top-down approach to identify attractive sectors of the market and a bottom-up approach to stock selection.

  During 1998, the Fund's oil service holdings were liquidated, and the proceeds used to increase the portfolio's weighting in the health-care sector, communication services, and consumer cyclicals. We also reduced our weightings in financial services, energy, and basic materials. As a result, our cash position is currently higher than average as we continue to opportunistically look for attractive values.

OUTLOOK
  We expect the market to continue to be volatile due to uncertainties over the impact the Asian "crisis" will have, particularly on technology stocks. Our emphasis will be on sectors of the economy and individual firms that have minimal exposure to Asia and the aftereffects.

  Stock selection will center on companies with a domestic focus, a high degree of earnings predictability, and fast-growing earnings and revenue streams. Industries with these characteristics include retailers, telecommunication equipment and service, and information technology service. Health-care is also an attractive sector, particularly pharmaceuticals and medical technology companies.

  * The Russell 2000 Growth Index is an unmanaged, commonly used measure of performance of small-capitalization stocks with above- average growth orientation. The Index is not available for direct investment.

PHOENIX AGGRESSIVE GROWTH FUND SERIES
------------------------------------------------------

                         INVESTMENTS AT APRIL 30, 1998
                                  (UNAUDITED)


                                                                  SHARES          VALUE
                                                                ----------   ---------------
COMMON STOCKS--95.6%
AEROSPACE/DEFENSE--0.9%
  Boeing Co..............................................          50,000    $     2,503,125
                                                                             ---------------
AIRLINES--0.4%
  Southwest Airlines Co..................................          45,000          1,234,687
                                                                             ---------------
BANKS (MAJOR REGIONAL)--2.0%
  Firstar Corp...........................................          35,000          1,305,937
  Huntington Bancshares, Inc.............................          40,000          1,422,500
  NationsBank Corp.......................................          40,000          3,030,000
                                                                             ---------------
                                                                                   5,758,437
                                                                             ---------------
BANKS (MONEY CENTER)--2.3%
  Chase Manhattan Corp...................................          25,000          3,464,062
  Morgan (J.P.) & Co., Inc...............................          25,000          3,281,250
                                                                             ---------------
                                                                                   6,745,312
                                                                             ---------------
BEVERAGES (NON-ALCOHOLIC)--2.1%
  PepsiCo, Inc...........................................         150,000          5,953,125
                                                                             ---------------
BIOTECHNOLOGY--1.5%
  Centocor, Inc. (b).....................................         100,000          4,218,750
                                                                             ---------------
BROADCASTING (TELEVISION, RADIO, & CABLE)--4.9%
  Clear Channels Communications, Inc. (b)................          60,000          5,655,000
  Univision Communications, Inc. Class A (b).............         160,000          6,130,000
  USA Networks, Inc. (b).................................         100,000          2,456,250
                                                                             ---------------
                                                                                  14,241,250
                                                                             ---------------
COMMUNICATIONS EQUIPMENT--6.9%
  Ascend Communications, Inc. (b)........................          70,000          3,049,375
  Ciena Corp. (b)........................................          55,000          3,066,250
  MRV Communications, Inc. (b)...........................         100,000          2,687,500
  Nextel Communications, Inc. Class A (b)................         100,000          2,868,750
  Pairgain Technologies, Inc. (b)........................         250,000          4,609,375
  Tellabs, Inc. (b)......................................          55,000          3,898,125
                                                                             ---------------
                                                                                  20,179,375
                                                                             ---------------
COMPUTERS (PERIPHERALS)--0.5%
  Seagate Technology, Inc. (b)...........................          55,000          1,467,812
                                                                             ---------------
COMPUTERS (SOFTWARE & SERVICES)--11.0%
  America Online, Inc. (b)...............................          40,000          3,200,000
  Aspect Development, Inc. (b)...........................          30,000          1,899,375
  Cambridge Technology Partners, Inc. (b)................          60,000          3,135,000
  Computer Associates International, Inc.................          50,000          2,928,125
  Edwards (J.D.) & Co. (b)...............................          75,000          2,681,250
  HNC Software, Inc. (b).................................          80,000          3,120,000
  Manugistics Group, Inc. (b)............................          35,000          2,100,000
  Mastech Corp. (b)......................................         225,000          5,962,500
  Network Associates, Inc. (b)...........................          50,000          3,425,000
  PeopleSoft, Inc. (b)...................................          75,000          3,487,500
                                                                             ---------------
                                                                                  31,938,750
                                                                             ---------------


                                                                  SHARES          VALUE
                                                                ----------   ---------------

CONSUMER FINANCE--1.5%
  American Express Co....................................          25,000    $     2,550,000
  Providian Financial Corp...............................          30,000          1,805,625
                                                                             ---------------
                                                                                   4,355,625
                                                                             ---------------
ELECTRONICS (INSTRUMENTATION)--1.1%
  Vitesse Semiconductor Corp. (b)........................          55,000          3,172,812
                                                                             ---------------
ELECTRONICS (SEMICONDUCTORS)--5.6%
  Etec Systems, Inc. (b).................................          30,000          1,702,500
  Intel Corp.............................................          45,000          3,636,562
  Micron Technology, Inc. (b)............................          75,000          2,329,687
  Texas Instruments, Inc.................................          65,000          4,164,062
  Uniphase Corp (b)......................................          40,000          2,170,000
  Xilinx, Inc. (b).......................................          50,000          2,287,500
                                                                             ---------------
                                                                                  16,290,311
                                                                             ---------------
ENTERTAINMENT--0.9%
  Royal Caribbean Cruises Ltd............................          40,000          2,735,000
                                                                             ---------------
FINANCIAL (DIVERSIFIED)--3.9%
  Countrywide Credit Industries, Inc.....................          65,000          3,144,375
  FHLMC..................................................         115,000          5,325,938
  FNMA...................................................          50,000          2,993,750
                                                                             ---------------
                                                                                  11,464,063
                                                                             ---------------
HEALTH CARE (DIVERSIFIED)--2.9%
  American Home Products Corp............................          30,000          2,793,750
  Johnson & Johnson......................................          40,000          2,855,000
  Warner-Lambert Co......................................          15,000          2,837,813
                                                                             ---------------
                                                                                   8,486,563
                                                                             ---------------
HEALTH CARE (DRUGS-MAJOR PHARMACEUTICALS)--5.5%
  Lilly (Eli) & Co.......................................          80,000          5,565,000
  Merck & Company, Inc...................................          40,000          4,820,000
  Pfizer, Inc............................................          50,000          5,690,625
                                                                             ---------------
                                                                                  16,075,625
                                                                             ---------------
HEALTH CARE (HOSPITAL MANAGEMENT)--3.6%
  HBO & Co...............................................         175,000         10,467,188
                                                                             ---------------
HEALTH CARE (LONG TERM CARE)--0.2%
  Balanced Care Corp. (b)................................          75,000            618,750
                                                                             ---------------
HEALTH CARE (MEDICAL PRODUCTS & SUPPLIES)--2.9%
  Guidant Corp...........................................          65,000          4,346,875
  Medtronic, Inc.........................................          75,000          3,946,875
                                                                             ---------------
                                                                                   8,293,750
                                                                             ---------------
HOUSEHOLD FURN. & APPLIANCES--1.0%
  Pier 1 Imports, Inc....................................         115,000          3,033,125
                                                                             ---------------
INVESTMENT BANKING/BROKERAGE--0.6%
  Merrill Lynch & Co., Inc...............................          20,000          1,755,000
                                                                             ---------------


                       See Notes to Financial Statements                      27





PHOENIX AGGRESSIVE GROWTH FUND SERIES
------------------------------------------------------


                                                                  SHARES          VALUE
                                                                ----------   ---------------
MANUFACTURING (DIVERSIFIED)--2.3%

  AlliedSignal, Inc......................................          75,000    $     3,285,938
  United Technologies Corp...............................          35,000          3,445,313
                                                                             ---------------
                                                                                   6,731,251
                                                                             ---------------
OIL & GAS (DRILLING & EQUIPMENT)--1.0%
  Transocean Offshore, Inc...............................          50,000          2,793,750
                                                                             ---------------
RAILROADS--1.2%
  Kansas City Southern Industries, Inc...................          80,000          3,615,000
                                                                             ---------------
RESTAURANTS--0.7%
  CKE Restaurants, Inc...................................          55,000          1,904,375
                                                                             ---------------
RETAIL (BUILDING SUPPLIES)--1.2%
  Lowe's Companies, Inc..................................          50,000          3,496,875
                                                                             ---------------
RETAIL (DRUG STORES)--1.0%
  Walgreen Co............................................          80,000          2,760,000
                                                                             ---------------
RETAIL (GENERAL MERCHANDISE)--5.1%
  Bed, Bath & Beyond, Inc. (b)...........................          65,000          3,201,250
  Consolidated Stores Corp. (b)..........................         120,000          4,800,000
  Kmart Corp. (b)........................................         300,000          5,231,250
  Sears Roebuck & Co.....................................          25,000          1,482,813
                                                                             ---------------
                                                                                  14,715,313
                                                                             ---------------
SERVICES (ADVERTISING/MARKETING)--0.6%
  Ziff-Davis, Inc. (b)...................................         101,400          1,825,200
                                                                             ---------------
SERVICES (COMMERCIAL & CONSUMER)--5.4%
  Cendant Corp. (b)......................................         625,000         15,625,000
                                                                             ---------------
SERVICES (COMPUTER SYSTEMS)--0.9%
  Brightstar Information Technology Group, Inc. (b)......         175,000          2,734,375
                                                                             ---------------
SERVICES (DATA PROCESSING)--2.1%
  First Data Corp........................................         180,000          6,097,500
                                                                             ---------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--1.8%
  Airtouch Communications, Inc. (b)......................         100,000          5,312,500
                                                                             ---------------
TELECOMMUNICATIONS (EQUIPMENT)--2.6%
  Lucent Technologies, Inc...............................         100,000          7,612,500
                                                                             ---------------
TELECOMMUNICATIONS (LONG DISTANCE)--3.4%
  Intermedia Communications, Inc. (b)....................          45,000          3,284,297
  Pacific Gateway Exchange, Inc. (b).....................          40,000          2,280,000
  Star Telecommunication, Inc. (b).......................         164,000          4,438,250
                                                                             ---------------
                                                                                  10,002,547
                                                                             ---------------

                                                                  SHARES          VALUE
                                                                ----------   ---------------

TELEPHONE--3.2%
  ICG Communications, Inc. (b)...........................         150,000    $     5,250,000
  Qwest Communications International, Inc. (b)...........          80,000          3,085,000
  US LEC Corp. (b).......................................          35,000            848,750
                                                                             ---------------
                                                                                   9,183,750
                                                                             ---------------
TOBACCO--0.9%
  Philip Morris Companies, Inc...........................          73,000          2,723,813
                                                                             ---------------
TOTAL COMMON STOCKS
  (Identified cost $227,187,172)..........................................       278,122,184
                                                                             ---------------
FOREIGN COMMON STOCKS--0.4%
COMPUTER (SOFTWARE & SERVICES)--0.4%
  CBT Group PLC (b) (Ireland)............................          25,000          1,271,875
                                                                             ---------------
TOTAL FOREIGN COMMON STOCKS
  (Identified cost $1,382,644)............................................         1,271,875
                                                                             ---------------

TOTAL LONG-TERM INVESTMENTS --96.0%
  (Identified cost $228,569,816...........................................       279,394,059
                                                                             ---------------




                                                  STANDARD            PAR
                                                  & POOR'S           VALUE
                                                   RATING            (000)
                                               --------------      ----------

SHORT-TERM OBLIGATIONS--4.9%
COMMERCIAL PAPER--4.8%
  Marsh & McLennan Cos., Inc. 5.52%,
    5/1/98...................................  A-1+                $   6,390          6,390,000
  AlliedSignal, Inc. 5.50%, 5/4/98...........  A-1                     1,855          1,854,150
  Goldman Sachs & Co. 5.50% 5/5/98...........  A-1+                      655            654,596
  Procter & Gamble Co. 5.53%, 5/8/98.........  A-1+                    4,985          4,979,640
                                                                                ---------------
                                                                                     13,878,386
                                                                                ---------------
FEDERAL AGENCY SECURITIES--0.1%
  FHLMC 5.43%, 5/7/98........................................            430            429,610
                                                                                ---------------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $14,307,996)..............................................        14,307,996
                                                                                ---------------

TOTAL INVESTMENTS --100.9%
  (Identified cost $242,877,812).............................................       293,702,055(a)
  Cash and receivables, less liabilities--(0.9%).............................        (2,711,458)
                                                                                ---------------
NET ASSETS--100.0%...........................................................      $290,990,597
                                                                                ---------------
                                                                                ---------------


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $54,218,530 and gross depreciation of $3,394,287 for income tax purposes. At April 30, 1998, the aggregate cost of securities for federal income tax purposes was $242,993,148.
(b) Non-income producing.

28                     See Notes to Financial Statements

PHOENIX AGGRESSIVE GROWTH FUND SERIES
------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1998
                                  (UNAUDITED)



ASSETS
Investment securities at value
  (Identified cost $242,877,812)                              $  293,702,055
Short-term investments held as collateral for loaned
  securities                                                       9,420,640
Cash                                                                   4,162
Receivables
  Investment securities sold                                       1,026,434
  Fund shares sold                                                   207,763
  Dividend and interest                                               96,687
                                                              --------------
    Total assets                                                 304,457,741
                                                              --------------
LIABILITIES
Payables
  Collateral on securities loaned                                  9,420,640
  Investment securities purchased                                  3,148,993
  Fund shares repurchased                                            538,210
  Investment advisory fee                                            169,036
  Distribution fee                                                    70,172
  Financial agent fee                                                 11,467
  Transfer agent fee                                                   2,129
  Trustees' fee                                                        1,760
Accrued expenses                                                     104,737
                                                              --------------
    Total liabilities                                             13,467,144
                                                              --------------
NET ASSETS                                                    $  290,990,597
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  234,450,650
Undistributed net investment loss                                   (157,270)
Accumulated net realized gain                                      5,872,974
Net unrealized appreciation                                       50,824,243
                                                              --------------
NET ASSETS                                                    $  290,990,597
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $274,831,065)               17,254,688

Net asset value per share                                             $15.93
Offering price per share
  $15.93/(1-4.75%)                                                    $16.72
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $16,159,532)                 1,052,831

Net asset value and offering price per share                          $15.35


                            STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED APRIL 30, 1998
                                  (UNAUDITED)



INVESTMENT INCOME
Interest                                                      $     953,605
Dividends                                                           460,125
Securitiy lending                                                    63,550
                                                              -------------
    Total investment income                                       1,477,280
                                                              -------------
EXPENSES
Investment advisory fee                                             938,425
Distribution fee--Class A                                           317,288
Distribution fee--Class B                                            71,456
Financial Agent Fee                                                  64,534
Transfer agent                                                      118,666
Custodian                                                            67,161
Professional                                                         20,639
Registration                                                         13,565
Printing                                                             11,978
Trustees                                                              9,674
Miscellaneous                                                         1,164
                                                              -------------
    Total expenses                                                1,634,550
                                                              -------------
NET INVESTMENT LOSS                                                (157,270)
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   6,209,733
Net change in unrealized appreciation on investments             35,830,424
                                                              -------------
NET GAIN ON INVESTMENTS                                          42,040,157
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  41,882,887
                                                              -------------
                                                              -------------


                       See Notes to Financial Statements                      29

PHOENIX AGGRESSIVE GROWTH FUND SERIES
------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                              SIX MONTHS
                                                                                                ENDED
                                                                                            APRIL 30, 1998     YEAR ENDED
                                                                                             (UNAUDITED)    OCTOBER 31, 1997
                                                                                            --------------  -----------------
FROM OPERATIONS
  Net investment loss                                                                        $   (157,270)   $    (1,405,570)
  Net realized gain                                                                             6,209,733         54,155,507
  Net change in unrealized appreciation (depreciation)                                         35,830,424         (8,722,108)
                                                                                            --------------  -----------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             41,882,887         44,027,829
                                                                                            --------------  -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net realized gains--Class A                                                                 (49,279,463)       (33,833,409)
  Net realized gains--Class B                                                                  (2,802,392)        (1,733,847)
                                                                                            --------------  -----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                   (52,081,855)       (35,567,256)
                                                                                            --------------  -----------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sale of shares (1,335,815 and 4,764,191 shares, respectively)                  20,017,189         76,429,442
  Net asset value of shares issued from reinvestment of distributions
    (3,394,334 and 2,152,050 shares, repectively)                                              45,790,717         31,462,960
  Cost of shares repurchased (1,779,307 and 6,476,002 shares, respectively)                   (27,421,916)      (103,491,166)
                                                                                            --------------  -----------------
Total                                                                                          38,385,990          4,401,236
                                                                                            --------------  -----------------
CLASS B
  Proceeds from sale of shares (310,246 and 787,300 shares, respectively)                       4,504,106         12,236,599
  Net asset value of shares issued from reinvestment of distributions
    (193,821 and 104,654 shares, respectively)                                                  2,527,426          1,500,729
  Cost of shares repurchased (263,607 and 711,043 shares, respectively)                        (3,841,482)       (10,939,843)
                                                                                            --------------  -----------------
Total                                                                                           3,190,050          2,797,485
                                                                                            --------------  -----------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS                                               41,576,040          7,198,721
                                                                                            --------------  -----------------
  NET INCREASE IN NET ASSETS                                                                   31,377,072         15,659,294
NET ASSETS
  Beginning of period                                                                         259,613,525        243,954,231
                                                                                            --------------  -----------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT LOSS OF
    ($157,270) AND $0, RESPECTIVELY)                                                         $290,990,597    $   259,613,525
                                                                                            --------------  -----------------
                                                                                            --------------  -----------------


30                     See Notes to Financial Statements

PHOENIX AGGRESSIVE GROWTH FUND SERIES

------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)



                                                                                   CLASS A
                                               -------------------------------------------------------------------------------
                                                  SIX
                                                MONTHS
                                                 ENDED
                                                4/30/98                           YEAR ENDED OCTOBER 31,
                                               (UNAUDITED)     1997          1996          1995          1994          1993
                                               ---------     ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period           $  17.20      $   16.84     $   16.51     $   13.33     $   14.56     $   13.56
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                    (0.01)(4)      (0.08)(4)     (0.13)(4)      0.06(4)       0.27          0.22
  Net realized and unrealized gain (loss)          2.22           2.95          2.64          4.21         (0.21)         1.62
                                               ---------     ---------     ---------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT OPERATIONS               2.21           2.87          2.51          4.27          0.06          1.84
                                               ---------     ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income               --             --         (0.02)        (0.19)        (0.22)        (0.23)
  Dividends from net realized gains               (3.48)         (2.51)        (2.16)        (0.90)        (1.07)        (0.61)
                                               ---------     ---------     ---------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS                           (3.48)         (2.51)        (2.18)        (1.09)        (1.29)        (0.84)
                                               ---------     ---------     ---------     ---------     ---------     ---------
Change in net asset value                         (1.27)          0.36          0.33          3.18         (1.25)         1.00
                                               ---------     ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                 $  15.93      $   17.20     $   16.84     $   16.51     $   13.33     $   14.56
                                               ---------     ---------     ---------     ---------     ---------     ---------
                                               ---------     ---------     ---------     ---------     ---------     ---------
Total return(1)                                   16.53%(3)      19.67%        17.43%        35.14%         0.37%        14.15%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)        $274,831       $246,002      $233,488      $180,288      $140,137      $143,035
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                               1.18%(2)       1.20%         1.20%         1.29%         1.26%         1.17%
  Net investment income (loss)                    (0.08)%(2)     (0.53)%       (0.81)%        0.43%         1.97%         1.58%
Portfolio turnover                                  472%(3)        518%          401%          331%          306%          192%
Average commission rate paid(6)                 $0.0549        $0.0586       $0.0655           N/A           N/A           N/A




                                                                            CLASS B
                                               -----------------------------------------------------------------
                                                  SIX                                                    FROM
                                                MONTHS                                                 INCEPTION
                                                 ENDED                                                  7/21/94
                                                4/30/98             YEAR ENDED OCTOBER 31,                TO
                                               (UNAUDITED)     1997          1996          1995        10/31/94
                                               ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period           $  16.76      $   16.57     $   16.38     $   13.31     $  13.09
INCOME FROM INVESTMENT OPERATIONS(5)
  Net investment income (loss)                    (0.06)(4)      (0.20)(4)     (0.25)(4)     (0.12)(4)     0.02
  Net realized and unrealized gain (loss)          2.13           2.90          2.60          4.26         0.20
                                               ---------     ---------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT OPERATIONS               2.07           2.70          2.35          4.14         0.22
                                               ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income               --             --            --         (0.17)          --
  Dividends from net realized gains               (3.48)         (2.51)        (2.16)        (0.90)          --
                                               ---------     ---------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS                           (3.48)         (2.51)        (2.16)        (1.07)          --
                                               ---------     ---------     ---------     ---------     ---------
Change in net asset value                         (1.41)          0.19          0.19          3.07         0.22
                                               ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                 $  15.35      $   16.76     $   16.57     $   16.38     $  13.31
                                               ---------     ---------     ---------     ---------     ---------
                                               ---------     ---------     ---------     ---------     ---------
Total return(1)                                   16.20%(3)      18.70%        16.52%        34.15%        1.68%(3)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)         $16,160        $13,611       $10,466        $2,393         $330
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                               1.93%(2)       1.96%         1.95%         2.04%        1.81%(2)
  Net investment income (loss)                    (0.83)%(2)     (1.28)%       (1.57)%       (0.83)%       1.45%(2)
Portfolio turnover                                  472%(3)        518%          401%          331%         306%
Average commission rate paid(6)                 $0.0549        $0.0586       $0.0655           N/A          N/A


(1) Maximum sales load is not reflected in the total return calculation.
(2) Annualized.
(3) Not annualized.
(4) Computed using average shares outstanding.
(5)Distributions are made in accordance with the prospectus; however, class level per share income from investment operations may vary from anticipated results depending on the timing of share purchases and redemptions.
(6)For fiscal years beginning on or after September 1, 1995, a fund is required to disclose its average commission rate per share for securities trades on which commissions are charged. This rate generally does not reflect mark-ups, mark-downs, or spreads on shares traded on a principal basis.

                       See Notes to Financial Statements                      31

PHOENIX HIGH YIELD FUND SERIES
----------------------------------------------------------------

INVESTOR PROFILE
  Phoenix High Yield Fund is designed for aggressive investors seeking high current income as well as the potential for long-term capital appreciation.

INVESTMENT ADVISER'S REPORT
  The Phoenix High Yield Fund continued to provide investors with above-average returns versus the high yield universe. For the six months ended April 30, 1998, Class A shares returned 7.56% and Class B shares earned 7.25% compared with a return of 5.47% for the CS First Boston High Yield Index.* All performance figures assume reinvestment of dividends and exclude the effect of sales charges. High yielding fixed-income securities generally are subject to greater market fluctuations and risk of loss of income and principal than are investments in lower yielding fixed-income securities. Foreign investing involves special risks, such as currency fluctuation, less public disclosure, and economic and political risks.

  The Fund's positive performance in late 1997 and early 1998 was driven by its overweighted position in telecommunications, energy, and media/entertainment. We have maintained close to 35% exposure to the international sector, with an emphasis on higher quality companies in non-emerging countries, particularly companies domiciled in Europe. We avoided much of the turmoil in the emerging markets due to a lack of exposure in the Asian countries.

  The domestic high yield market remains relatively attractive compared with other fixed-income alternatives, given continued support from a strong economy and demand for higher yields by investors. In addition, the high yield investor base continues to expand with increased interest from institutional and European investors. However, yields offered by the domestic high yield market are near historic lows and part of our current strategy is to position the credit quality of the portfolio above that of the general high yield market.

OUTLOOK
  Our competitive advantage continues to be a global approach to the high yield market. We currently find more compelling values in the international sector of the market and, therefore, are maintaining the maximum exposure of 35%. Importantly, the international portion of the portfolio remains well diversified by country. The 65% allocation to the domestic high yield sector is diversified by industry, with overweighted positions in telecommunications, energy, and media/entertainment.

  * The CS First Boston High Yield Index is an unmanaged, commonly used measure of performance of the high yield sector of the bond market. The Index is not available for direct investment.

PHOENIX HIGH YIELD FUND SERIES
------------------------------------------------------

                         INVESTMENTS AT APRIL 30, 1998
                                  (UNAUDITED)


                                         MOODY'S          PAR
                                          BOND           VALUE
                                         RATING          (000)        VALUE
                                        ---------      ---------   ------------

ASSET-BACKED SECURITIES--0.5% DLJ Mortgage Acceptance Corp.
    94-MF4, B2 8.50%, 4/18/01......       BB(d)        $ 3,000     $2,992,500
                                                                   ------------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $2,849,491)..................................    2,992,500
                                                                   ------------
CORPORATE BONDS--61.5%
BROADCASTING (TELEVISION, RADIO, & CABLE)--8.8%
  Fox Kids Worldwide 144A 0%,
    11/1/07 (b)(f).................     B               39,000     24,911,250
  Fox/Liberty Networks LLC 0%,
    8/15/07 (f)....................     B               13,000      8,905,000
  Fox/Liberty Networks LLC 8.875%,
    8/15/07........................     B                5,000      5,125,000
  Lin Holdings Corp. 144A 0% 3/1/08
    (b)(f).........................     B               10,000      6,287,500
  Poland Communications, Inc.
    Series B 9.875%, 11/1/03.......     B               12,200     12,108,500
                                                                   ------------
                                                                   57,337,250
                                                                   ------------
COMPUTER SOFTWARE & SERVICES--0.8%
  PSINET, Inc. 144A 10%, 2/15/05
    (b)............................     B                3,400      3,502,000
  Verio, Inc. 144A 13.50%, 6/15/04
    (b)(e).........................     NR               1,000      1,460,000
                                                                   ------------
                                                                    4,962,000
                                                                   ------------
CONTAINERS (METAL & GLASS)--1.7%
  Portola Packaging, Inc. Sr. Note
    10.75%, 10/1/05................     B               10,000     10,762,500
                                                                   ------------
COSMETICS/PERSONAL CARE--1.7%
  Revlon Worldwide Corp. Series B
    0%, 3/15/01....................     B               14,000     10,780,000
                                                                   ------------
DIVERSIFIED MISCELLANEOUS--0.2%
  IBJ Preferred Cap Co. 144A 8.79%,
    12/29/49 (b)(f)................     A                1,645      1,559,414
                                                                   ------------
DRUGS--MAJOR PHARMACEUTICALS--1.5%
  Fountain View, Inc. 144A 11.25%,
    4/15/08 (b)....................     Caa              5,000      5,112,500
  Schein Pharmaceutical, Inc. 144A,
    8.727%, 12/15/04 (b)(e)(f).....     B                4,800      4,800,000
                                                                   ------------
                                                                    9,912,500
                                                                   ------------
ELECTRONICS (INSTRUMENTATION)--1.9%
  Anacomp, Inc. Series B 10.875%,
    4/1/04.........................     B                7,000      7,455,000
  Samsung Electron America 144A
    9.75%, 5/1/03 (b)..............     Ba               5,000      5,012,500
                                                                   ------------
                                                                   12,467,500
                                                                   ------------
ENGINEERING & CONSTRUCTION--0.4%
  Octel Developments Sr. Notes 144A
    10%, 5/1/06 (b)................     B                2,500      2,500,000
                                                                   ------------


                                         MOODY'S          PAR
                                          BOND           VALUE
                                         RATING          (000)        VALUE
                                        ---------      ---------   ------------


GAMING, LOTTERY, PARIMUTUEL COS.--2.2% Trump Atlantic City Assoc.
    11.25%, 5/1/06.................     B              $14,000     $14,000,000
                                                                   ------------
HEALTH CARE--DIVERSIFIED--1.1%
  Global Health Sciences 144A 11%,
    5/1/08 (b).....................     Caa              6,900      7,003,500
                                                                   ------------
INDUSTRIAL--2.4%
  Stellex Industries, Inc. 144A
    9.50%, 11/1/07 (b).............     NR               2,000      2,047,500
  Wam!net, Inc. 144A 13.25%, 3/1/05
    (b)(f).........................     NR              21,000     13,282,500
                                                                   ------------
                                                                   15,330,000
                                                                   ------------
LEASING/RENTAL--0.6%
  Williams Scotsman, Inc. 9.875%,
    6/1/07.........................     B                3,700      3,922,000
                                                                   ------------
MACHINERY (DIVERSIFIED)--0.3%
  Newcor, Inc. 144A 9.875%, 3/1/08
    (b)............................     B                2,000      2,047,500
                                                                   ------------
MANUFACTURING (DIVERSIFIED)--0.6%
  Polymer Group, Inc. 144A 8.75%,
    3/1/08 (b).....................     B                4,000      4,070,000
                                                                   ------------
MANUFACTURING (SPECIALIZED)--0.6%
  Phillips Van-Heusen 144A 9.50%,
    5/1/08 (b).....................     B                4,000      4,005,000
                                                                   ------------
METALS MINING--1.3%
  NSM Steel Ltd. 144A 12.25%,
    2/1/08 (b).....................     Caa              8,750      8,487,500
                                                                   ------------
OFFICE EQUIPMENT & SUPPLIES--0.5%
  United Stationers, Inc. Sr. Sub.
    Notes 144A 8.375%, 4/15/08
    (b)............................     B                3,000      3,022,500
                                                                   ------------
OIL & GAS (EXPLORATION & PRODUCTION)--10.0%
  Nuevo Energy Co. 9.50%,
    4/15/06........................     B               13,500     14,310,000
  Bellwether Exploration Co.
    10.875%, 4/1/07................     B                8,000      8,400,000
  Benton Oil & Gas Co. 11.625%,
    5/1/03.........................     B                9,800     10,584,000
  Benton Oil & Gas Co. 9.375%,
    11/1/07........................     B                2,750      2,756,875
  Ocean Energy, Inc. 9.75%,
    10/1/06........................     B                5,000      5,500,000
  Forcenergy, Inc. 8.50%,
    2/15/07........................     B                7,000      7,087,500
  Lomak Petroleum, Inc. 8.75%,
    1/15/07........................     B                2,000      2,045,000
  Ocean Energy, Inc. Series B
    8.875%, 7/15/07................     B                7,000      7,367,500
  Snyder Oil Corp. 8.75%,
    6/15/07........................     B                6,750      6,918,750
                                                                   ------------
                                                                   64,969,625
                                                                   ------------


                       See Notes to Financial Statements                      33

PHOENIX HIGH YIELD FUND SERIES
------------------------------------------------------



                                         MOODY'S          PAR
                                          BOND           VALUE
                                         RATING          (000)        VALUE
PUBLISHING--1.6%                        ---------      ---------   ------------

  Hollinger International
    Publishing, Inc. 9.25%,
    3/15/07........................     B              $ 3,400     $3,561,500
  Outdoor Communications, Inc.
    9.25%, 8/15/07.................     B                6,500      6,800,625
                                                                   ------------
                                                                   10,362,125
                                                                   ------------
TELECOMMUNICATIONS (LONG DISTANCE)--6.7%
  Hermes Europe Railtel B.V. 144A
    11.50%, 8/15/07 (b)............     B                6,500      7,393,750
  NTL, Inc. Series B 0%, 2/1/06
    (f)............................     B                7,000      5,608,750
  NTL, Inc. Series B 10%,
    2/15/07........................     B                8,000      8,640,000
  RCN Corp 144A 0%, 2/15/08
    (b)(f).........................     B               20,525     12,879,437
  RSL Communications PLC 144A 0%,
    3/1/08 (b)(f)..................     B               14,750      9,145,000
                                                                   ------------
                                                                   43,666,937
                                                                   ------------
TELECOMMUNICATIONS (CELLULAR/WIRELESS)--5.9%
  Bell Technology Group 144A 13%,
    5/1/05 (b)(g)..................        NR            4,400      4,444,000
  Comcast Cellular Series B 9.50%,
    5/1/07.........................     Ba              10,500     10,972,500
  Orion Network Systems, Inc. 0%,
    1/15/07 (f)....................     B                8,000      6,160,000
  Sprint Spectrum L.P. 0%, 8/15/06
    (f)............................     B               19,950     16,558,500
                                                                   ------------
                                                                   38,135,000
                                                                   ------------
TELEPHONE--7.6% InterAmericas Communication Corp.
    Unit 144A 14%, 7/15/07
    (b)(g).........................     NR              12,000     12,600,000
  Intermedia Communication Series B
    0%, 7/15/07 (f)................     B               12,850      9,428,688
  Pathnet, Inc. 144A 12.25%,
    4/15/08 (b)(g).................     NR               5,825      5,970,625
  RNC Corp. 144A 0%, 10/15/07
    (b)(f).........................     B               17,250     11,471,250
  Teligent, Inc. 11.50%, 12/1/07...     NR               5,000      5,212,500
  Teligent, Inc. 144A 0%, 3/1/08
    (b)(f).........................     NR               8,000      4,570,000
                                                                   ------------
                                                                   49,253,063
                                                                   ------------
TRUCKERS & MARINE--2.2%
  Global Ocean Carriers 144A
    10.25%, 7/15/07 (b)............     B                4,000      3,690,000
  Hvide Marine, Inc. 144A 8.375%,
    2/15/08 (b)....................     B                5,500      5,376,250
  Sea Containers 144A 7.875%,
    2/15/08 (b)....................     Ba               5,000      4,943,750
                                                                   ------------
                                                                   14,010,000
                                                                   ------------
WASTE MANAGEMENT--0.9%
  Allied Waste Industries 0%,
    6/1/07 (f).....................     B                7,500      5,503,125
                                                                   ------------
TOTAL CORPORATE BONDS
  (Identified cost $385,650,614)................................   398,069,039
                                                                   ------------




                                         MOODY'S          PAR
                                          BOND           VALUE
                                         RATING          (000)        VALUE
                                        ---------      ---------   ------------

NON-AGENCY MORTGAGE-BACKED SECURITIES--2.4%

  First Chicago/Lennar Trust 144A
    8.11%, 2/28/11 (b)(f)..........     B(d)           $ 9,825     $8,636,789
  Salomon Brothers Mortgage
    Securities VII 95-C, 1 144A
    6.80%, 9/30/08(b)..............     B                7,861      6,623,266
                                                                   ------------
TOTAL NON-AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $13,526,530).................................   15,260,055
                                                                   ------------
FOREIGN GOVERNMENT SECURITIES--4.6%
ARGENTINA--0.4%
  Imasac SA 144A 11%, 5/2/05 (b)...     B                2,500      2,506,250
                                                                   ------------
DOMINICAN REPUBLIC--0.3%
  Dominican Republic 6.875%,
    8/30/24 (f)....................     B+(d)            2,500      1,987,500
                                                                   ------------
INDONESIA--1.1%
  Asia Pulp & Paper Co. 12%,
    12/29/49 (f)...................     Caa              7,900      6,873,000
                                                                   ------------
RUSSIA--2.8%
  Russia Principal Loans, PIK
    interest capitalization,
    6.719%, 12/15/20 (f)...........     NR              28,350     17,949,093
                                                                   ------------
TOTAL FOREIGN GOVERNMENT SECURITIES
  (Identified cost $31,573,168).................................   29,315,843
                                                                   ------------
FOREIGN CORPORATE BONDS--24.5%
BAHAMAS--1.0%
  Sun International Hotels 9%,
    3/15/07........................     Ba               6,000      6,270,000
                                                                   ------------
BERMUDA--1.1%
  AES China Generating Co. Yankee
    10.125%, 12/15/06..............     Ba               8,220      7,767,900
                                                                   ------------
BRAZIL--2.8%
  Arisco Prod Alimenticios 144A
    10.75%, 5/22/05 (b)............     NR               3,750      3,656,250
  Globo Communicacoes Participacoes
    144A 10.625%, 12/15/08 (b).....     B                2,380      2,418,675
  Localiza Rent a Car 144A 10.25%,
    10/1/05 (b)....................     B                8,000      7,120,000
  RBS Participacoes SA 144A 11%,
    4/1/07 (b).....................     BB-(d)           5,000      5,025,000
                                                                   ------------
                                                                   18,219,925
                                                                   ------------
CANADA--2.3%
  Hurricane Hydrocarbons 144A
    11.75%, 11/1/04 (b)............     B-               8,000      8,060,000
  International Utility Sr. Sub.
    PIK Notes 144A 10.75%, 2/1/08
    (b)............................     Caa              2,250      2,340,000
  Metronet Communications 12%,
    8/15/07........................     NR               4,000      4,600,000
                                                                   ------------
                                                                   15,000,000
                                                                   ------------
CHINA--0.2%
  Greater Beijing 144A 9.50%,
    6/15/07 (b)(e).................     Ba               1,650      1,311,750
                                                                   ------------
CYPRUS--1.6%
  American Reefer 144A 10.25%,
    3/1/08 (b).....................     B               10,000     10,075,000
                                                                   ------------


34                     See Notes to Financial Statements

PHOENIX HIGH YIELD FUND SERIES
------------------------------------------------------



                                         MOODY'S          PAR
                                          BOND           VALUE
                                         RATING          (000)        VALUE
GERMANY--1.8%                           ---------      ---------   ------------

  Kabelmedia Holding 0%, 8/1/06
    (f)............................     B              $15,000     $11,700,000
                                                                   ------------
GREECE--2.2%
  Antenna TV SA Sr. Notes 9%,
    8/1/07.........................     BB(d)            4,250      4,335,000
  Fage Dairy Industries SA 9%,
    2/1/07.........................     B               10,000      9,700,000
                                                                   ------------
                                                                   14,035,000
                                                                   ------------
HONG KONG--0.2%
  Road King Infrastructure 144A
    9.50%, 7/15/07 (b).............     BB(d)            2,000      1,580,000
                                                                   ------------
MEXICO--4.4%
  Copamex Industries SA Series B
    11.375%, 4/30/04 ..............     NR               8,000      8,730,000
  Ispat Mexicana SA Euro 10.375%,
    3/15/01........................     NR              12,000     12,360,000
  Pemex Onc. 9.50%, 9/15/27........     BB(d)            2,000      2,002,500
  Petroleos Mexicanos 144A 9.25%,
    3/30/18 (b)....................     BB(d)            5,500      5,410,625
                                                                   ------------
                                                                   28,503,125
                                                                   ------------
NETHERLANDS--1.1%
  Netia Holdings 144A 0%, 11/1/07
    (b)(f).........................     B                9,750      6,946,875
                                                                   ------------
PANAMA--1.5%
  Republic of Panama 8.875%,
    9/30/27........................     Ba              10,000      9,795,000
                                                                   ------------
POLAND--0.9%
  Poland Telecom Finance 144A 14%,
    12/1/07 (b)(e).................     NR               5,000      5,625,000
                                                                   ------------
UNITED KINGDOM--3.4%
  Bridas Corp. 12.50%, 11/15/99....     Ba               6,500      6,922,500
  Esprit Telecom Group PLC 11.50%,
    12/15/07.......................     Caa             10,000     11,000,000
  Telwest Communications PLC 0%,
    10/1/07 (f)....................     B                5,000      4,050,000
                                                                   ------------
                                                                   21,972,500
                                                                   ------------
TOTAL FOREIGN CORPORATE BONDS
  (Identified cost $155,795,045)................................   158,802,075
                                                                   ------------
FOREIGN CONVERTIBLE BONDS--1.4%
RUSSIA--1.4%
  Lukinteer Finance Lukoil 144A,
    1%, 11/3/03 (b)................     NR              10,500      8,977,500
                                                                   ------------
TOTAL FOREIGN CONVERTIBLE BONDS
  (Identified cost $9,777,270)..................................    8,977,500
                                                                   ------------




                                                       SHARES        VALUE
                                                      ---------   ------------

PREFERRED STOCKS--2.6%
BROADCASTING (TELEVISION, RADIO, & CABLE)--1.8%
  American Radio Systems Series B Pfd. PIK
    11.375%.......................................    100,017     $ 11,827,021
                                                                  ------------
PAPER & FOREST PRODUCTS--0.6%
  SD Warren Co. Series B Pfd. PIK 14%.............    115,000        4,042,377
                                                                  ------------
UTILITY-ELECTRIC POWER--0.2%
  International Utility Structures 144A Pfd. PIK
    (b)...........................................      1,000        1,062,500
                                                                  ------------
TOTAL PREFERRED STOCKS
  (Identified cost $13,523,141)................................     16,931,898
                                                                  ------------
CONVERTIBLE PREFERRED STOCKS--0.2%
BROADCASTING (TELEVISION, RADIO, & CABLE)--0.2%
  Granite Broadcasting Corp. CV. Pfd. $1.938......     30,000        1,792,500
                                                                  ------------
TOTAL CONVERTIBLE PREFERRED STOCKS
  (Identified cost $2,025,000).................................      1,792,500
                                                                  ------------
COMMON STOCKS--0.0%
PUBLISHING--0.0%
  Sullivan Holdings, Inc. Class C (c).............         76                0
                                                                  ------------
TOTAL COMMON STOCKS
  (Identified cost $357,880)...................................              0
                                                                  ------------
WARRANTS--0.0%
  Orion Network Systems, Inc. Warrants (c)........      8,000           80,000
  Metronet Communications 144A Warrants (b)(c)....      4,000          192,500
                                                                  ------------
TOTAL WARRANTS
  (Identified cost $106,429)...................................        272,500
                                                                  ------------
TOTAL LONG-TERM INVESTMENTS--97.7%
  (Identified cost $615,184,568)...............................    632,413,910
                                                                  ------------
TOTAL INVESTMENTS--97.7%
  (Identified cost $615,184,568)...............................   632,413,910(a)
  Cash and receivables, less liabilities--2.3%.................     14,796,909
                                                                  ------------
NET ASSETS--100.0%.............................................   $647,210,819
                                                                  ------------
                                                                  ------------


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $26,218,966 and gross depreciation of $9,082,426 for income tax purposes. At April 30, 1998, the aggregate cost of securities for federal income tax purposes was $615,277,370.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1998, these securities amounted to a value of $269,163,206 or 41.6% of net assets.
(c) Non-income producing.
(d) As rated by Standard & Poor's, Duff and Phelps or Fitch. (e) Rights incorporated as a unit. (f) Variable or step coupon security; interest rate shown reflects the rate currently in effect.
(g)  Warrants incorporated as a unit.

                       See Notes to Financial Statements                      35

PHOENIX HIGH YIELD FUND SERIES
------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1998
                                  (UNAUDITED)



ASSETS
Investment securities at value
  (Identified cost $615,184,568)                              $  632,413,910
Receivables
  Investment securities sold                                      11,240,342
  Dividends and interest                                          11,407,648
  Fund shares sold                                                   834,028
                                                              --------------
    Total assets                                                 655,895,928
                                                              --------------
LIABILITIES
Payables
  Custodian                                                        4,150,149
  Investment securities purchased                                  2,500,000
  Fund shares repurchased                                          1,335,322
  Investment advisory fee                                            352,596
  Distribution fee                                                   180,245
  Transfer agent fee                                                  58,654
  Financial agent fee                                                 19,562
  Trustees' fee                                                        9,476
Accrued expenses                                                      79,105
                                                              --------------
    Total liabilities                                              8,685,109
                                                              --------------
NET ASSETS                                                    $  647,210,819
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  701,971,215
Undistributed net investment income                                1,822,125
Accumulated net realized loss                                    (73,811,863)
Net unrealized appreciation                                       17,229,342
                                                              --------------
NET ASSETS                                                    $  647,210,819
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $573,701,218)               61,283,155
Net asset value per share                                              $9.36
Offering price per share
  $9.36/(1-4.75%)                                                      $9.83
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $72,487,436)                 7,763,816
Net asset value and offering price per share                           $9.34
CLASS C
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $1,022,165)                    109,238
Net asset value and offering price per share                           $9.36


                            STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED APRIL 30, 1998
                                  (UNAUDITED)



INVESTMENT INCOME
Interest                                                      $  30,069,459
Dividends                                                           964,974
                                                              -------------
    Total investment income                                      31,034,433
                                                              -------------
EXPENSES
Investment advisory fee                                           2,044,672
Distribution fee--Class A                                           707,365
Distribution fee--Class B                                           315,383
Distribution fee--Class C                                               801
Financial agent fee                                                 112,201
Transfer agent                                                      323,889
Registration                                                         50,078
Professional                                                         21,334
Printing                                                             18,299
Custodian                                                            14,116
Trustees                                                             10,850
Miscellaneous                                                         6,187
                                                              -------------
    Total expenses                                                3,625,175
                                                              -------------
NET INVESTMENT INCOME                                            27,409,258
                                                              -------------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized gain on securities                                   7,475,424
Net change in unrealized appreciation on investments             11,011,109
                                                              -------------
NET GAIN ON INVESTMENTS                                          18,486,533
                                                              -------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS          $  45,895,791
                                                              -------------
                                                              -------------


36                     See Notes to Financial Statements

PHOENIX HIGH YIELD FUND SERIES
----------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                              SIX MONTHS
                                                                                                ENDED
                                                                                            APRIL 30, 1998     YEAR ENDED
                                                                                             (UNAUDITED)    OCTOBER 31, 1997
                                                                                            --------------  -----------------
FROM OPERATIONS
  Net investment income                                                                      $ 27,409,258    $    49,787,651
  Net realized gain                                                                             7,475,424         43,737,254
  Net change in unrealized appreciation (depreciation)                                         11,011,109        (14,877,655)
                                                                                            --------------  -----------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                             45,895,791         78,647,250
                                                                                            --------------  -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class A                                                              (24,885,385)       (47,205,499)
  Net investment income--Class B                                                               (2,613,743)        (3,142,933)
  Net investment income--Class C                                                                   (8,700)                --
                                                                                            --------------  -----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                   (27,507,828)       (50,348,432)
                                                                                            --------------  -----------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (9,887,985 and 19,095,734 shares, respectively)                91,479,086        171,457,073
  Net asset value of shares issued from reinvestment of distributions
    (1,467,366 and 2,704,031 shares, respectively)                                             13,563,680         24,329,132
  Cost of shares repurchased (8,715,645 and 21,233,985 shares, respectively)                  (80,899,210)      (191,152,369)
                                                                                            --------------  -----------------
Total                                                                                          24,143,556          4,633,836
                                                                                            --------------  -----------------
CLASS B
  Proceeds from sales of shares (2,796,356 and 4,404,860 shares, respectively)                 25,851,201         39,804,503
  Net asset value of shares issued from reinvestment of distributions
    (114,149 and 142,554 shares, respectively)                                                  1,053,743          1,286,205
  Cost of shares repurchased (900,728 and 1,757,872 shares, respectively)                      (8,341,129)       (15,793,311)
                                                                                            --------------  -----------------
Total                                                                                          18,563,815         25,297,397
                                                                                            --------------  -----------------
CLASS C
  Proceeds from sales of shares (110,396 and 0 shares, respectively)                            1,036,529                 --
  Net asset value of shares issued from reinvestment of distributions
    (524 and 0 shares, respectively)                                                                4,913                 --
  Cost of shares repurchased (1,682 and 0 shares, respectively)                                   (15,744)                --
                                                                                            --------------  -----------------
Total                                                                                           1,025,698                 --
                                                                                            --------------  -----------------
  INCREASE IN NET ASSETS FROM SHARE TRANSACTIONS                                               43,733,069         29,931,233
                                                                                            --------------  -----------------
  NET INCREASE IN NET ASSETS                                                                   62,121,032         58,230,051
NET ASSETS
  Beginning of period                                                                         585,089,787        526,859,736
                                                                                            --------------  -----------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME OF
    $1,822,125 AND $1,920,695, RESPECTIVELY)                                                 $647,210,819    $   585,089,787
                                                                                            --------------  -----------------
                                                                                            --------------  -----------------



                       See Notes to Financial Statements                      37

PHOENIX HIGH YIELD FUND SERIES
------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)



                                                                                  CLASS A
                                              -------------------------------------------------------------------------------
                                                 SIX
                                               MONTHS
                                                ENDED
                                               4/30/98                           YEAR ENDED OCTOBER 31,
                                              (UNAUDITED)     1997          1996          1995          1994          1993
                                              ---------     ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period          $   9.09      $    8.63     $    8.17     $    8.11     $   9.11      $    8.14
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                           0.40           0.80          0.78          0.80         0.76           0.74
  Net realized and unrealized gain (loss)         0.27           0.46          0.46          0.04        (0.97)          0.97
                                              ---------     ---------     ---------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT OPERATIONS              0.67           1.26          1.24          0.84        (0.21)          1.71
                                              ---------     ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income           (0.40)         (0.80)        (0.78)        (0.78)       (0.76)         (0.74)
  Tax return of capital                             --             --            --            --        (0.03)            --
                                              ---------     ---------     ---------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS                          (0.40)         (0.80)        (0.78)        (0.78)       (0.79)         (0.74)
                                              ---------     ---------     ---------     ---------     ---------     ---------
Change in net asset value                         0.27           0.46          0.46          0.06        (1.00)          0.97
                                              ---------     ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                  $ 9.36         $ 9.09        $ 8.63        $ 8.17       $ 8.11         $ 9.11
                                              ---------     ---------     ---------     ---------     ---------     ---------
                                              ---------     ---------     ---------     ---------     ---------     ---------
Total return(1)                                   7.56%(3)      15.03%        15.95%        11.19%       (2.57)%        21.87%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)        $573,701      $532,906      $501,265      $507,855      $531,773      $182,333
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                              1.06%(2)       1.11%         1.17%         1.21%        1.19%          1.04%
  Net investment income                           8.73%(2)       8.76%         9.21%        10.01%        9.01%          8.46%
Portfolio turnover                                  62%(3)        167%          162%          147%         222%           157%




                                                                                 CLASS B
                                                 -----------------------------------------------------------------------
                                                  SIX MONTHS                                                    FROM
                                                    ENDED                                                    INCEPTION
                                                   4/30/98               YEAR ENDED OCTOBER 31,              2/16/94 TO
                                                 (UNAUDITED)        1997          1996          1995          10/31/94
                                                 ------------     ---------     ---------     ---------     ------------
Net asset value, beginning of period                $   9.07      $    8.63     $    8.19     $    8.13     $   9.38
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                 0.38           0.73          0.71          0.72         0.54
  Net realized and unrealized gain (loss)               0.27           0.46          0.45          0.07        (1.25)
                                                 ------------     ---------     ---------     ---------     ------------
    TOTAL FROM INVESTMENT OPERATIONS                    0.65           1.19          1.16          0.79        (0.71)
                                                 ------------     ---------     ---------     ---------     ------------
LESS DISTRIBUTIONS
  Dividends from net investment income                 (0.38)         (0.75)        (0.72)        (0.73)       (0.52)
  Tax return of capital                                   --             --            --            --        (0.02)
                                                 ------------     ---------     ---------     ---------     ------------
    TOTAL DISTRIBUTIONS                                (0.38)         (0.75)        (0.72)        (0.73)       (0.54)
                                                 ------------     ---------     ---------     ---------     ------------
Change in net asset value                               0.27           0.44          0.44          0.06        (1.25)
                                                 ------------     ---------     ---------     ---------     ------------
NET ASSET VALUE, END OF PERIOD                        $ 9.34         $ 9.07        $ 8.63        $ 8.19       $ 8.13
                                                 ------------     ---------     ---------     ---------     ------------
                                                 ------------     ---------     ---------     ---------     ------------
Total return(1)                                         7.25%(3)      14.18%        14.88%        10.44%       (7.67)%(3)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)               $72,487       $52,184       $25,595       $12,331           $6,056
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                    1.81%(2)       1.86%         1.92%         1.97%        1.80%(2)
  Net investment income                                 8.09%(2)       8.00%         8.47%         9.18%        9.12%(2)
Portfolio turnover                                        62%(3)        167%          162%          147%         222%


(1) Maximum sales load is not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.

38                     See Notes to Financial Statements

PHOENIX HIGH YIELD FUND SERIES
------------------------------------------------------



                                                                                                      CLASS C
                                                                                                   -------------
                                                                                                       FROM
                                                                                                     INCEPTION
                                                                                                    2/27/98 TO
                                                                                                      4/30/98
                                                                                                    (UNAUDITED)
                                                                                                   -------------
Net asset value, beginning of period                                                               $     9.31
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                                                                                  0.11
  Net realized and unrealized gain (loss)                                                                0.07
                                                                                                       ------
    TOTAL FROM INVESTMENT OPERATIONS                                                                     0.18
                                                                                                       ------
LESS DISTRIBUTIONS
  Dividends from net investment income                                                                  (0.13)
  Tax return of capital                                                                                    --
                                                                                                       ------
    TOTAL DISTRIBUTIONS                                                                                 (0.13)
                                                                                                       ------
Change in net asset value                                                                                0.05
                                                                                                       ------
NET ASSET VALUE, END OF PERIOD                                                                     $     9.36
                                                                                                       ------
                                                                                                       ------
Total return(1)                                                                                          1.89%(3)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)                                                            $    1,022
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                                                                     1.81%(2)
  Net investment income                                                                                  8.52%(2)
Portfolio turnover                                                                                         62%(3)


(1) Maximum sales load is not reflected in total return calculation.
(2) Annualized.
(3) Not annualized.

                       See Notes to Financial Statements                      39

PHOENIX U.S. GOVERNMENT SECURITIES FUND SERIES
------------------------------------------------------------------------

INVESTOR PROFILE
  Phoenix U.S. Government Securities Fund is designed for conservative investors seeking current income and conservation of capital. The U.S. Government Securities Fund invests in securities guaranteed by the U.S. Government as to the timely payment of interest and principal, however, shares in the Fund are not insured nor guaranteed.

INVESTMENT ADVISER'S REPORT
  For the six months ended April 30, 1998, Phoenix U.S. Government Securities Fund Class A shares returned 3.43% and Class B shares returned 3.09% compared with 3.56% for the Lehman Brothers Government Bond Index.* All performance figures assume reinvestment of dividends and exclude the effect of sales charges.

  As spreads between Treasuries and mortgage-backed securities began to widen, we shifted our emphasis away from U.S. Treasuries and gradually increased our weighting in mortgage-backed issues from about 10% of the Fund in December to approximately 40% at the end of the reporting period. In addition, we selectively added commercial mortgage-backed credits when we found attractive values.

OUTLOOK
  The bond market is likely to continue to be quite volatile as the market continues to question whether the strong economy and low unemployment will ultimately lead to higher inflation. In addition, the market seems to have mixed views on whether the effects of the Asian turmoil will result in slower domestic growth, which could help keep inflation in check.

  The Fund's duration will be maintained in line with its benchmark index to minimize interest rate surprises. It is currently 5.3 years. We will continue to conservatively manage the Fund, emphasizing those sectors that we believe offer the best risk/reward tradeoff.

  * The Lehman Brothers Government Bond Index is an unmanaged, commonly used performance measure of government securities. The Index is not available for direct investment.

PHOENIX U.S. GOVERNMENT SECURITIES FUND SERIES
------------------------------------------------------

                         INVESTMENTS AT APRIL 30, 1998
                                  (UNAUDITED)


                                                            STANDARD          PAR
                                                            & POOR'S         VALUE
                                                             RATING          (000)            VALUE
                                                            --------      -----------      -----------
U.S. GOVERNMENT SECURITIES--15.2%
U.S. TREASURY BONDS--2.8%
  U.S. Treasury Bonds 6.125%, 11/15/27.................     AAA           $    4,950       $ 5,069,641
                                                                                           -----------
U.S. TREASURY NOTES--12.4%
  U.S. Treasury Notes 5.625%, 10/31/99.................     AAA                7,470         7,475,826
  U.S. Treasury Notes 5.625%, 12/31/99.................     AAA                5,700         5,706,212
  U.S. Treasury Notes 5.375%, 2/15/01..................     AAA                9,000         8,947,529
                                                                                           -----------
                                                                                            22,129,567
                                                                                           -----------
TOTAL U.S. GOVERNMENT SECURITIES
  (Identified cost $27,169,041)......................................................       27,199,208
                                                                                           -----------
AGENCY MORTGAGE-BACKED SECURITIES--24.8%
  FNMA 10%, 5/25/04....................................     AAA                2,453         2,591,563
  FNMA 6.75%, '99-'21..................................     AAA                2,000         2,037,182
  GNMA 8%, '99-'06.....................................     AAA                  134           139,006
  GNMA 8.50%, '99-'22..................................     AAA                  301           314,378
  GNSF 6.50%, '99-'28..................................     AAA               39,730        39,369,879
                                                                                           -----------
TOTAL AGENCY MORTGAGE-BACKED SECURITIES
  (Identified cost $44,521,165)......................................................       44,452,008
                                                                                           -----------
MUNICIPAL BONDS--16.7%
  Atlanta Downtown Development Authority Lease Revenue
    Taxable 6.875%, 2/1/21 (e).........................     AAA                5,100         5,310,375
  Chicago Public Building Taxable 6.25%, 1/1/99 (c)....     AAA                2,000         2,005,640
  Chicago Public Building Taxable 6.65%, 1/1/01 (c)....     AAA                1,000         1,017,500
  Chicago Public Building Taxable 7%, 1/1/06 (c).......     AAA                2,000         2,107,500
  Chicago Public Building Taxable 7%, 1/1/07 (c).......     AAA                1,050         1,109,063
  Harristown Development Corporation PA Special
    Obligation Taxable 6.15%, 2/1/16...................     AAA                5,000         4,831,250
  Long Beach CA Pension Obligation Taxable 7.09%,
    9/1/09.............................................      Aaa(f)            1,940         2,039,425
  Massachusetts Port Authority Revenue Taxable 6.35%,
    7/1/06.............................................     AA-                1,000         1,007,500


                                                            STANDARD          PAR
                                                            & POOR'S         VALUE
                                                             RATING          (000)            VALUE
                                                            --------      -----------      -----------

MUNICIPAL BONDS--CONTINUED
  Massachusetts Port Authority Revenue Taxable 6.45%,
    7/1/09.............................................     AA-           $    1,575       $ 1,586,812
  Pittsburgh PA Pension Taxable Series A 6.25%,
    3/1/11.............................................     AAA                2,665         2,615,031
  San Francisco City & County Redevelopment Agency
    Revenue Taxable 9.75%, 6/1/13......................     AAA                4,800         6,396,000
                                                                                           -----------
TOTAL MUNICIPAL BONDS
  (Identified cost $29,016,324)......................................................       30,026,096
                                                                                           -----------
ASSET-BACKED SECURITIES--6.8%
  ContiMortgage Home Equity Loan Trust 98-1B 7.86%,
    4/15/29............................................     BBB-               1,470         1,484,011
  Saxon Asset Securities Trust 1997-3 MF1 6.935%,
    2/25/27............................................      Aa(f)             5,333         5,301,335
  Delta Funding Home Equity Loan Trust 97-2 A4 7.03%,
    8/25/24............................................     AAA                4,250         4,284,531
  IMC Home Equity Loan 98-1 M2 Trust 7.38%, 6/20/29....     A                  1,130         1,142,713
                                                                                           -----------
TOTAL ASSET-BACKED SECURITIES
  (Identified cost $12,274,237)......................................................       12,212,590
                                                                                           -----------
CORPORATE BONDS--2.4%
GAMING, LOTTERY, PARIMUTUEL COS.--2.4%
  Mashantucket Pequot Revenue 144A 6.91%, 9/01/12
    (b)(c).............................................     AAA                4,200         4,347,000
                                                                                           -----------
TOTAL CORPORATE BONDS
  (Identified cost $4,200,000).......................................................        4,347,000
                                                                                           -----------




NON-AGENCY MORTGAGE BACKED SECURITIES--21.2%
  Imperial CMB Trust 1998-2 M1 6.95%, 4/25/28..........      AAA(f)            1,634         1,629,480
  PNC Mortgage Securities Corp. 96-3, A5 8%,
    12/25/26...........................................      Aaa(f)            4,565         4,791,705
  Residential Funding Securities l 1996-S3 A5 7.25%,
    1/25/26............................................     AAA                5,390         5,431,753
  Residential Funding Mortgage Securities l 1996-S4 A13
    7.25%, 2/25/26.....................................     AAA                4,894         4,933,954
  Merrill Lynch Mortgage 1996-C2, C Investors, Inc.
    6.96%, 11/21/28....................................     A                  9,000         9,163,125


                       See Notes to Financial Statements                      41





PHOENIX U.S. GOVERNMENT SECURITIES FUND SERIES
------------------------------------------------------


                                                            STANDARD          PAR
                                                            & POOR'S         VALUE
                                                             RATING          (000)            VALUE
                                                            --------      -----------      -----------

  CS First Boston Corp. 97-SPCE, D 144A 7.332%,
    04/20/08 (b)(c)....................................      BBB(f)       $    4,928       $ 4,961,880
  MCFI 1996-MC2 C., 7.224% 9/20/06.....................       A(f)             7,000         7,194,687
                                                                                           -----------
TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES
  (Identified cost $38,151,385)......................................................       38,106,584
                                                                                           -----------


                                                                            SHARES
                                                                          -----------

PREFERRED STOCKS--9.7%
REITS--9.7%
  Home Ownership Funding 2, Step-down Pfd. 144A 13.338%(b)(d).......
                                                                              18,000        17,418,402
                                                                                           -----------
TOTAL PREFERRED STOCKS
  (Identified cost $17,212,105)......................................................       17,418,402
                                                                                           -----------
TOTAL LONG-TERM INVESTMENTS--96.8%
  (Identified cost $172,544,257).....................................................      173,761,888
                                                                                           -----------




                                                                             PAR
                                                                            VALUE
                                                                            (000)            VALUE
                                                                         -----------      -----------

SHORT-TERM OBLIGATIONS--1.0%
FEDERAL AGENCY SECURITIES--1.0%
  FHLM 5.45%, 5/1/98..............................................       $    1,865       $ 1,865,000
                                                                                          -----------
TOTAL SHORT-TERM OBLIGATIONS
  (Identified cost $1,865,000)......................................................        1,865,000
                                                                                          -----------

TOTAL INVESTMENTS--97.8%
  (Identified cost $174,409,257)....................................................      175,626,888(a)
  Cash and receivables, less liabilities--2.2%......................................        3,860,072
                                                                                          -----------
NET ASSETS--100.0%..................................................................      $179,486,960
                                                                                          -----------
                                                                                          -----------


(a) Federal Income Tax Information: Net unrealized appreciation of investment securities is comprised of gross appreciation of $1,709,877 and gross depreciation of $492,246 for income tax purposes. At April 30, 1998, the aggregate cost of securities for federal income tax purposes was $174,409,257.
(b) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At April 30, 1998 these securities amounted to a value of $26,727,282 or 14.9% of net assets.
(c) These bonds are fully defeased by U.S. Government Treasury Obligations. (d) Dividend payments backed by FHLMC ("Freddie Mac") Participation
     Certificates.
(e)  The revenue from this security is backed by the U.S. Government.
(f)  As rated by Moody's, Fitch or Duff & Phelps.

42                     See Notes to Financial Statements

PHOENIX U.S. GOVERNMENT SECURITIES FUND SERIES
----------------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1998
                                  (UNAUDITED)



ASSETS
Investment securities at value
  (Identified cost $174,409,257)                              $  175,626,888
Cash                                                                   6,762
Receivables
  Investment securities sold                                       2,742,292
  Interest and dividends                                           1,552,509
  Fund shares sold                                                    78,435
                                                              --------------
    Total assets                                                 180,006,886
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                            299,352
  Investment advisory fee                                             67,121
  Transfer agent fee                                                  47,824
  Distribution fee                                                    41,141
  Trustees' fee                                                        9,300
  Financial agent fee                                                  7,775
Accrued expenses                                                      47,413
                                                              --------------
    Total liabilities                                                519,926
                                                              --------------
NET ASSETS                                                    $  179,486,960
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of beneficial interest              $  186,754,538
Undistributed net investment loss                                   (188,480)
Accumulated net realized loss                                     (8,296,729)
Net unrealized appreciation                                        1,217,631
                                                              --------------
NET ASSETS                                                    $  179,486,960
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $173,309,797)               17,901,531
Net asset value per share                                              $9.68
Offering price per share
  $9.68/(1-4.75%)                                                     $10.16
CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $6,177,163)                    641,810
Net asset value and offering price per share                           $9.62


                            STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED APRIL 30, 1998
                                  (UNAUDITED)



INVESTMENT INCOME
Interest                                                      $ 5,390,192
Dividends                                                         514,220
Security lending                                                    2,619
                                                              -----------
    Total investment income                                     5,907,031
                                                              -----------

EXPENSES
Investment advisory fee                                           414,701
Distribution fee - Class A                                        223,025
Distribution fee - Class B                                         29,460
Financial agent fee                                                47,772
Transfer agent                                                    151,779
Professional                                                       16,187
Registration                                                       11,580
Trustees                                                           10,673
Custodian                                                           9,008
Printing                                                            7,812
Miscellaneous                                                       3,688
                                                              -----------
    Total expenses                                                925,685
                                                              -----------
NET INVESTMENT INCOME                                           4,981,346
                                                              -----------
NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS Net realized gain on securities 2,821,677 Net change in unrealized appreciation (depreciation) on
  investments                                                  (1,420,335)
                                                              -----------
NET GAIN ON INVESTMENTS                                         1,401,342
                                                              -----------
NET INCREASE IN NET ASSETS RESULTING FROM
  OPERATIONS                                                  $ 6,382,688
                                                              -----------
                                                              -----------


                       See Notes to Financial Statements                      43

PHOENIX U.S. GOVERNMENT SECURITIES FUND SERIES
----------------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                              SIX MONTHS
                                                                                                ENDED
                                                                                            APRIL 30, 1998     YEAR ENDED
                                                                                             (UNAUDITED)    OCTOBER 31, 1997
                                                                                            --------------  -----------------
FROM OPERATIONS
  Net investment income                                                                      $  4,981,346    $    11,039,672
  Net realized gain                                                                             2,821,677            517,260
  Net change in unrealized appreciation (depreciation)                                         (1,420,335)         2,715,533
                                                                                            --------------  -----------------
  INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                              6,382,688         14,272,465
                                                                                            --------------  -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class A                                                               (5,695,866)       (10,634,100)
  Net investment income--Class B                                                                 (168,665)          (259,835)
                                                                                            --------------  -----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                    (5,864,531)       (10,893,935)
                                                                                            --------------  -----------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (727,907 and 2,629,037 shares, respectively)                    7,073,707         24,689,395
  Net asset value of shares issued from reinvestment of distributions
    (344,650 and 639,861 shares, respectively)                                                  3,345,404          6,046,315
  Cost of shares repurchased (2,045,445 and 6,412,210 shares, respectively)                   (19,872,415)       (60,334,761)
                                                                                            --------------  -----------------
Total                                                                                          (9,453,304)       (29,599,051)
                                                                                            --------------  -----------------
CLASS B
  Proceeds from sales of shares (174,686 and 165,395 shares, respectively)                      1,691,214          1,565,869
  Net asset value of shares issued from reinvestment of distributions
    (10,578 and 11,893 shares, respectively)                                                      102,094            153,651
  Cost of shares repurchased (97,583 and 143,485 shares, respectively)                           (942,768)        (1,354,825)
                                                                                            --------------  -----------------
Total                                                                                             850,540            364,695
                                                                                            --------------  -----------------
  DECREASE IN NET ASSETS FROM SHARE TRANSACTIONS                                               (8,602,764)       (29,234,356)
                                                                                            --------------  -----------------
  NET DECREASE IN NET ASSETS                                                                   (8,084,607)       (25,855,826)
NET ASSETS
  Beginning of period                                                                         187,571,567        213,427,393
                                                                                            --------------  -----------------
  END OF PERIOD (INCLUDING UNDISTRIBUTED NET INVESTMENT INCOME (LOSS) OF ($188,480) AND
    $694,705, RESPECTIVELY)                                                                  $179,486,960    $   187,571,567
                                                                                            --------------  -----------------
                                                                                            --------------  -----------------


44                     See Notes to Financial Statements

PHOENIX U.S. GOVERNMENT SECURITIES FUND SERIES
----------------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)



                                                                                    CLASS A
                                                -------------------------------------------------------------------------------
                                                   SIX
                                                 MONTHS
                                                  ENDED
                                                 4/30/98                           YEAR ENDED OCTOBER 31,
                                                (UNAUDITED)     1997          1996          1995          1994          1993
                                                ---------     ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period              $ 9.66         $ 9.47        $ 9.60        $ 8.88        $ 9.87        $ 9.91
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                             0.26           0.55          0.52          0.55          0.64          0.62(1)
  Net realized and unrealized gain (loss)           0.07           0.17         (0.15)         0.72         (1.02)         0.34
                                                ---------     ---------     ---------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT OPERATIONS                0.33           0.72          0.37          1.27         (0.38)         0.96
                                                ---------     ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income             (0.31)         (0.53)        (0.50)        (0.55)        (0.45)        (0.62)
  Dividends from net realized gains                   --             --            --            --         (0.02)        (0.38)
  Tax return of capital                               --             --            --            --         (0.14)           --
                                                ---------     ---------     ---------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS                            (0.31)         (0.53)        (0.50)        (0.55)        (0.61)        (1.00)
                                                ---------     ---------     ---------     ---------     ---------     ---------
Change in net asset value                           0.02           0.19         (0.13)         0.72         (0.99)        (0.04)
                                                ---------     ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                    $ 9.68         $ 9.66        $ 9.47        $ 9.60        $ 8.88        $ 9.87
                                                ---------     ---------     ---------     ---------     ---------     ---------
                                                ---------     ---------     ---------     ---------     ---------     ---------
Total return(2)                                     3.43%(4)       7.85%         4.05%        14.81%        (3.98)%       10.18%
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)         $173,310       $182,250      $208,552      $235,879      $262,157       $57,072
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                0.98%(3)       0.98%         1.03%         0.99%         0.98%         0.75%
  Net investment income                             5.43%(3)       5.63%         5.55%         6.01%         5.92%         6.19%
Portfolio turnover                                   159%(4)        377%          379%          178%          101%          264%




                                                                             CLASS B
                                                -----------------------------------------------------------------
                                                   SIX                                                    FROM
                                                 MONTHS                                                 INCEPTION
                                                  ENDED                                                  2/24/94
                                                 4/30/98             YEAR ENDED OCTOBER 31,                TO
                                                (UNAUDITED)     1997          1996          1995        10/31/94
                                                ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period             $ 9.60          $ 9.45        $ 9.58        $ 8.86     $ 9.61
 INCOME FROM INVESTMENT OPERATIONS
  Net investment income                             0.23           0.47          0.44          0.48         0.39
  Net realized and unrealized gain (loss)           0.06           0.17         (0.14)         0.72        (0.75)
                                                ---------     ---------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT OPERATIONS                0.29           0.64          0.30          1.20        (0.36)
                                                ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income             (0.27)         (0.49)        (0.43)        (0.48)       (0.30)
  Dividends from net realized gains                   --             --            --            --           --
  Tax return of capital                               --             --            --            --        (0.09)
                                                ---------     ---------     ---------     ---------     ---------
    TOTAL DISTRIBUTIONS                            (0.27)         (0.49)        (0.43)        (0.48)       (0.39)
                                                ---------     ---------     ---------     ---------     ---------
Change in net asset value                           0.02           0.15         (0.13)         0.72        (0.75)
                                                ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                    $ 9.62         $ 9.60        $ 9.45        $ 9.58       $ 8.86
                                                ---------     ---------     ---------     ---------     ---------
                                                ---------     ---------     ---------     ---------     ---------
Total return(2)                                     3.09%(4)       6.94%         3.39%        13.82%       (3.83)%(4)
RATIOS/SUPPLEMENTAL DATA:
  Net assets, end of period (thousands)           $6,177         $5,321        $4,875        $3,655       $1,238
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                                1.73%(3)       1.71%         1.78%         1.73%        2.00%(3)
  Net investment income                             4.70%(3)       4.91%         4.79%         5.23%        4.49%(3)
Portfolio turnover                                   159%(4)        377%          379%          178%         101%


(1) Includes reimbursement of operating expenses by investment adviser of $0.03.
(2) Maximum sales load is not reflected in the total return calculation.
(3) Annualized
(4) Not annualized

                       See Notes to Financial Statements                      45

PHOENIX MONEY MARKET FUND SERIES
------------------------------------------------------

INVESTOR PROFILE
  Phoenix Money Market Fund is designed for conservative investors seeking high current income with minimal risk of capital.

INVESTMENT ADVISER'S REPORT
  Phoenix Money Market Fund continued to perform well during this six-month reporting period. As of April 30, 1998, current yield was 4.92% for Class A shares and 4.16% for Class B shares compared with an average money market yield of 4.91% as reported in IBC's Money Market Fund Insight.* Current yield is a seven-day annualized yield computed by dividing the average net income earned per share during the seven days preceding the date of calculation by the average daily net asset value per share for the same period, multiplied by 365. The Fund is neither insured nor guaranteed by the U.S. government, and there can be no assurance the Fund will maintain a stable net asset value of $1.00 per share.

  Ongoing concerns about the turmoil in Southeast Asia and unstable markets globally have persisted over the reporting period. As a result, short-term money markets continued to experience high volatility. Moderate to strong domestic growth in the fourth quarter of 1997 and the first quarter of 1998 has led to ongoing confusion over the impact that the foreign markets will have on domestic markets. The Federal Reserve has moved from a neutral policy position to a bias toward tightening rates.

  During this time, we continued to maintain a market neutral strategy given the ongoing volatility in the markets, while looking for trading opportunities in variable-rate and corporate securities. We continue to emphasize high-quality commercial paper and variable-rate securities to enhance yield. The Fund's average credit quality remained A1/P1. The Fund's credit quality is based solely on the creditworthiness of the investments in the portfolios and does not apply to the stability or safety of the Fund.

OUTLOOK
  Volatility in the short-term markets is likely to continue as the market questions whether the strong economy and low unemployment will ultimately lead to higher inflation. In addition, the market seems to have mixed views on whether the effects of the Asian turmoil will result in slower domestic growth, alleviating the need for any move by the Federal Reserve to tighten rates.

  * The Donoghue Money Fund Average is an average of all major first-tier government money market funds as reported in IBC's Money Market Fund Insight.

PHOENIX MONEY MARKET FUND SERIES
------------------------------------------------------

                         INVESTMENTS AT APRIL 30, 1998
                                  (UNAUDITED)



  FACE
  VALUE                                            INTEREST    MATURITY
  (000)                 DESCRIPTION                  RATE        DATE         VALUE
---------   -----------------------------------    ---------   ---------   -----------
FEDERAL AGENCY SECURITIES--5.5%
$   7,500   SLMA.................................      6.00%     6/30/98   $ 7,500,000
      850   FNMA.................................      9.40      8/10/98       857,891
      250   FFCB.................................      5.70       9/2/98       249,989
      500   FFCB.................................      5.60      10/1/98       499,852
                                                                           -----------
                                                                             9,107,732
TOTAL FEDERAL AGENCY SECURITIES.........................................
                                                                           -----------




                                                                 RESET
                                      DATE
                                                               ---------

FEDERAL AGENCY SECURITIES--VARIABLE--32.2% (B)
    4,500   FFCB (final maturity 4/1/99).........      5.44      5/1/98      4,500,000
   10,500   FFCB (final maturity 7/24/00)........      5.79      5/1/98     10,502,645
      702   SBA (final maturity 1/25/21).........      6.00      5/1/98        701,415
    3,000   FNMA (final maturity 4/9/99).........      5.54      5/5/98      2,998,590
    3,000   FNMA (final maturity 11/9/98)........      5.57      5/5/98      2,999,542
    5,000   SLMA (final maturity 11/9/98)........      5.28      5/5/98      5,000,000
    2,000   SLMA (final maturity 2/22/99)........      5.27      5/5/98      2,000,000
    3,000   SLMA (final maturity 3/7/01).........      5.33      5/5/98      3,000,000
    3,500   SLMA (final maturity 11/10/98).......      5.26      5/5/98      3,499,022
    3,000   FNMA (final maturity 12/14/98).......      5.32     6/14/98      2,998,975
    2,500   FNMA (final maturity 6/19/98)........      5.60     6/19/98      2,500,239
    3,000   FHLMC (final maturity 6/22/98).......      5.44     6/22/98      2,999,789
    3,000   SBA (final maturity 4/25/22).........      6.00      7/1/98      3,000,000
      967   SBA (final maturity 5/25/21).........      6.00      7/1/98        966,125
    2,982   SBA (final maturity 10/25/22)........      6.00      7/1/98      2,978,663
    3,000   SBA (final maturity 2/25/23).........      6.00      7/1/98      3,000,000
                                                                           -----------
                                                                            53,645,005
TOTAL FEDERAL AGENCY SECURITIES-- VARIABLE..............................
                                                                           -----------




                                       STANDARD
                                       & POOR'S                MATURITY
                                        RATING                   DATE
                                       ---------               ---------

COMMERCIAL PAPER--55.6%
      448   Receivables Capital
            Corp.....................  A-1+            5.59       5/1/98       448,000
    5,000   Goldman, Sachs & Co......  A-1+            5.55       5/5/98     4,996,917
    4,500   Private Export Funding
            Corp.....................  A-1+            5.56       5/6/98     4,496,525
    6,000   Preferred Receivables
            Funding Corp.............  A-1             5.55       5/7/98     5,994,451
    3,000   AlliedSignal Inc.........  A-1             5.50       5/8/98     2,996,780
    2,210   Ciesco L.P...............  A-1+            5.57       5/8/98     2,207,606
    1,092   BellSouth
            Telecommunications,
            Inc......................  A-1+            5.57      5/11/98     1,090,310
      550   Potomac Electric Power
            Co.......................  A-1             5.52      5/11/98       549,157




  FACE                                 STANDARD
  VALUE                                & POOR'S    INTEREST    MATURITY
  (000)            DESCRIPTION          RATING       RATE        DATE         VALUE
---------   -------------------------  ---------   ---------   ---------   -----------

COMMERCIAL PAPER--CONTINUED
$     150   General Electric Capital
            Corp.....................  A-1+            5.58%     5/12/98   $   149,744
      900   Enterprise Funding
            Corp.....................  A-1+            5.55      5/14/98       898,196
    3,190   BellSouth Capital Funding
            Corp.....................  A-1+            5.50      5/15/98     3,183,177
    2,730   Goldman, Sachs & Co......  A-1+            5.50      5/15/98     2,724,150
    3,080   Greenwich Funding
            Corp.....................  A-1+            5.53      5/18/98     3,071,957
    1,450   Deutsche Bank Financial
            Corp.....................  A-1+            5.52      5/22/98     1,445,331
    2,105   General Re. Corp.........  A-1+            5.50      5/22/98     2,098,222
      730   Enterprise Funding
            Corp.....................  A-1+            5.53      5/26/98       727,196
    2,500   Merrill Lynch & Co.,
            Inc......................  A-1+            5.52      5/26/98     2,490,417
    5,000   General Electric Capital
            Corp.....................  A-1+            5.51      5/28/98     5,000,000
    2,885   Cargill, Inc.............  A-1+            5.49       6/1/98     2,871,361
    3,000   Enterprise Funding
            Corp.....................  A-1+            5.52       6/8/98     2,982,520
    1,500   Corporate Asset Funding
            Co., Inc.................  A-1+            5.50      6/11/98     1,491,979
    3,000   Corporate Asset Funding
            Co., Inc.................  A-1+            5.50      6/11/98     2,981,208
    1,300   General Re. Corp.........  A-1+            5.53      6/11/98     1,291,813
    3,738   Receivables Capital
            Corp.....................  A-1+            5.52      6/11/98     3,714,500
    1,670   Corporate Receivables
            Corp.....................  A-1+            5.50      6/12/98     1,659,284
    3,500   CXC, Inc.................  A-1+            5.52      6/12/98     3,477,460
    3,500   Corporate Receivables
            Corp.....................  A-1+            5.54      6/15/98     3,475,763
    1,500   CXC, Inc.................  A-1+            5.45      6/15/98     1,489,781
    1,305   Enterprise Funding
            Corp.....................  A-1+            5.40      6/19/98     1,295,408
    2,500   Greenwich Funding
            Corp.....................  A-1+            5.54      6/19/98     2,481,148
    1,500   CXC, Inc.................  A-1+            5.54      6/25/98     1,487,304
    1,099   Enterprise Funding
            Corp.....................  A-1+            5.44      7/15/98     1,086,600
    2,500   Private Export Funding
            Corp.....................  A-1+            5.48      7/17/98     2,470,697


                       See Notes to Financial Statements                      47





PHOENIX MONEY MARKET FUND SERIES
------------------------------------------------------


  FACE                                 STANDARD
  VALUE                                & POOR'S    INTEREST    MATURITY
  (000)            DESCRIPTION          RATING       RATE        DATE         VALUE
---------   -------------------------  ---------   ---------   ---------   -----------

COMMERCIAL PAPER--CONTINUED
$   1,410   Enterprise Funding
            Corp.....................  A-1+            5.50%     7/29/98   $ 1,390,827
    2,160   Private Export Funding
            Corp.....................  A-1+            5.36       8/3/98     2,129,770
    2,050   Preferred Receivables
            Funding Corp.............  A-1             5.42      8/10/98     2,018,828
    2,500   CXC, Inc.................  A-1+            5.47      9/16/98     2,447,579
    3,000   Beta Finance, Inc........  A-1+            5.44      9/24/98     2,933,813
    3,000   Beta Finance, Inc........  A-1+            5.48      9/30/98     2,930,840
                                                                           -----------
                                                                            92,676,619
TOTAL COMMERCIAL PAPER..................................................
                                                                           -----------
MEDIUM-TERMS NOTES--9.1%
    3,500   Associates Corporation of
            North America............  AA-             5.51      7/20/98     3,497,298
    3,100   Associates Corporation of
            North America............  AA-            6.375      8/15/98     3,103,915
    3,000   Associates Corporation of
            North America............  AA-             6.50       9/9/98     3,006,576


  FACE                                 STANDARD
  VALUE                                & POOR'S    INTEREST    MATURITY
  (000)            DESCRIPTION          RATING       RATE        DATE         VALUE
---------   -------------------------  ---------   ---------   ---------   -----------

MEDIUM-TERMS NOTES--CONTINUED
$   2,500   Pitney Bowes Credit
            Medium Term Note.........  A-1+           6.305%     9/23/98   $ 2,504,944
      575   General Electric Capital
            Corp.....................  A-1+            8.10      1/26/99       584,121
    2,500   Beta Finance Inc.........  A-1+            5.73      3/16/99     2,499,981
                                                                           -----------
                                                                            15,196,835
TOTAL MEDIUM TERM NOTES.................................................
                                                                           -----------
CERTIFICATES OF DEPOSIT--1.8%
    3,000   Deutsche Bank Financial,
            Inc......................  A-1+            5.75       3/5/99     2,998,789
                                                                           -----------
                                                                             2,998,789
TOTAL CERTIFICATES OF DEPOSIT...........................................
                                                                           -----------

                                                                           173,624,980(a)
TOTAL INVESTMENTS--104.2%
  (Identified cost $173,624,980)........................................
                                                                            (7,043,846)
  Cash and receivables, less liabilities--4.2%..........................
                                                                           -----------
                                                                           $166,581,134
NET ASSETS--100.0%......................................................
                                                                           -----------
                                                                           -----------


(a)Federal Income Tax Information: At April 30, 1998, the aggregate cost of securities was the same for book and tax purposes.
(b)Variable rate demand notes. The interest rates shown reflect the rates currently in effect.

48                     See Notes to Financial Statements

PHOENIX MONEY MARKET FUND SERIES
------------------------------------------------------

                      STATEMENT OF ASSETS AND LIABILITIES
                                 APRIL 30, 1998
                                  (UNAUDITED)



ASSETS
Investment securities at value
  (Identified cost $173,624,980)                              $  173,624,980
Cash                                                                 104,851
Receivables
  Interest                                                           976,272
  Fund shares sold                                                   712,613
                                                              --------------
    Total Assets                                                 175,418,716
                                                              --------------
LIABILITIES
Payables
  Fund shares repurchased                                          8,456,614
  Dividend distributions                                             151,988
  Transfer agent fee                                                  86,817
  Investment advisory fee                                             58,533
  Trustees' fee                                                        9,123
  Financial agent fee                                                  7,662
  Distribution fee                                                     7,557
Accrued expenses                                                      59,288
                                                              --------------
    Total liabilities                                              8,837,582
                                                              --------------
NET ASSETS                                                    $  166,581,134
                                                              --------------
                                                              --------------
NET ASSETS CONSIST OF:
Capital paid in on shares of benefical interest               $  166,581,134
                                                              --------------
NET ASSETS                                                    $  166,581,134
                                                              --------------
                                                              --------------
CLASS A
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $154,222,543)              154,222,543
Net asset value and offering price per share                           $1.00

CLASS B
Shares of beneficial interest outstanding, $1 par value,
  unlimited authorization (Net Assets $12,358,591)                12,358,591

Net asset value and offering price per share                           $1.00


                            STATEMENT OF OPERATIONS
                        SIX MONTHS ENDED APRIL 30, 1998
                                  (UNAUDITED)



INVESTMENT INCOME
Interest                                                      $ 5,181,230
                                                              -----------
    Total investment income                                     5,181,230
                                                              -----------
EXPENSES
Investment advisory fee                                           365,139
Distribution fee--Class B                                          44,944
Financial agent fee                                                47,423
Transfer agent                                                    197,890
Registration                                                       19,173
Professional                                                       14,879
Custodian                                                          13,443
Printing                                                           11,448
Trustees                                                           10,497
Miscellaneous                                                         866
                                                              -----------
    Total expenses                                                725,702
                                                              -----------
NET INVESTMENT INCOME                                         $ 4,455,528
                                                              -----------
                                                              -----------


                       See Notes to Financial Statements                      49

PHOENIX MONEY MARKET FUND SERIES
------------------------------------------------------

                       STATEMENT OF CHANGES IN NET ASSETS



                                                                                              SIX MONTHS
                                                                                                ENDED
                                                                                            APRIL 30, 1998     YEAR ENDED
                                                                                             (UNAUDITED)    OCTOBER 31, 1997
                                                                                            --------------  -----------------
FROM OPERATIONS
  Net investment income                                                                      $  4,455,528    $     9,307,014
                                                                                            --------------  -----------------
FROM DISTRIBUTIONS TO SHAREHOLDERS
  Net investment income--Class A                                                               (4,205,545)        (8,890,389)
  Net investment income--Class B                                                                 (249,983)          (416,625)
                                                                                            --------------  -----------------
  DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO SHAREHOLDERS                                    (4,455,528)        (9,307,014)
                                                                                            --------------  -----------------
FROM SHARE TRANSACTIONS
CLASS A
  Proceeds from sales of shares (460,482,893 and 732,054,689 shares, respectively)            460,482,893        732,054,689
  Net asset value of shares issued from reinvestment of distributions
    (3,781,171 and 8,138,566 shares, respectively)                                              3,781,171          8,138,566
  Cost of shares repurchased (498,736,224 and 744,357,959 shares, respectively)              (498,736,224)      (744,357,959)
                                                                                            --------------  -----------------
Total                                                                                         (34,472,160)        (4,164,704)
                                                                                            --------------  -----------------
CLASS B
  Proceeds from sales of shares (14,919,342 and 35,539,707 shares, respectively)               14,919,342         35,539,707
  Net asset value of shares issued from reinvestment of distributions
    (202,594 and 329,335 shares, respectively)                                                    202,594            329,335
  Cost of shares repurchased (17,776,721 and 31,078,203 shares, respectively)                 (17,776,721)       (31,078,203)
                                                                                            --------------  -----------------
Total                                                                                          (2,654,785)         4,790,839
                                                                                            --------------  -----------------
  INCREASE (DECREASE) IN NET ASSETS FROM SHARE TRANSACTIONS                                   (37,126,945)           626,135
                                                                                            --------------  -----------------
  NET INCREASE (DECREASE) IN NET ASSETS                                                       (37,126,945)           626,135
NET ASSETS
  Beginning of period                                                                         203,708,079        203,081,944
                                                                                            --------------  -----------------
  END OF PERIOD                                                                              $166,581,134    $   203,708,079
                                                                                            --------------  -----------------
                                                                                            --------------  -----------------


50                     See Notes to Financial Statements

PHOENIX MONEY MARKET FUND SERIES
------------------------------------------------------

                              FINANCIAL HIGHLIGHTS
    (SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT THE INDICATED PERIOD)



                                                                                   CLASS A
                                               -------------------------------------------------------------------------------
                                                  SIX
                                                MONTHS
                                                 ENDED
                                                4/30/98                           YEAR ENDED OCTOBER 31,
                                               UNAUDITED       1997          1996          1995          1994          1993
                                               ---------     ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period           $   1.00      $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                           0.024          0.048         0.047         0.053         0.032         0.025(1)
                                               ---------     ---------     ---------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT OPERATIONS              0.024          0.048         0.047         0.053         0.032         0.025
                                               ---------     ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income           (0.024)        (0.048)       (0.047)       (0.053)       (0.032)       (0.025)
                                               ---------     ---------     ---------     ---------     ---------     ---------
Change in net asset value                            --             --            --            --            --            --
                                               ---------     ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                 $   1.00      $    1.00     $    1.00     $    1.00     $    1.00     $    1.00
                                               ---------     ---------     ---------     ---------     ---------     ---------
                                               ---------     ---------     ---------     ---------     ---------     ---------
Total return                                       2.47%(3)       4.76%         4.67%         5.32%         3.20%         2.50%
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $154,223       $188,695      $192,859      $193,534      $196,566      $170,334
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                               0.75%(2)       0.79%         0.84%         0.71%         0.85%         0.85%
  Net investment income                            4.93%(2)       4.76%         4.68%         5.31%         3.19%         2.53%




                                                                            CLASS B
                                               -----------------------------------------------------------------
                                                  SIX                                                    FROM
                                                MONTHS                                                 INCEPTION
                                                 ENDED                                                  7/15/94
                                                4/30/98             YEAR ENDED OCTOBER 31,                TO
                                               UNAUDITED       1997          1996          1995        10/31/94
                                               ---------     ---------     ---------     ---------     ---------
Net asset value, beginning of period           $   1.00      $    1.00     $    1.00     $    1.00     $   1.00
INCOME FROM INVESTMENT OPERATIONS
  Net investment income                           0.020          0.040         0.039         0.046        0.007
                                               ---------     ---------     ---------     ---------     ---------
    TOTAL FROM INVESTMENT OPERATIONS              0.020          0.040         0.039         0.046        0.007
                                               ---------     ---------     ---------     ---------     ---------
LESS DISTRIBUTIONS
  Dividends from net investment income           (0.020)        (0.040)       (0.039)       (0.046)      (0.007)
                                               ---------     ---------     ---------     ---------     ---------
Change in net asset value                            --             --            --            --           --
                                               ---------     ---------     ---------     ---------     ---------
NET ASSET VALUE, END OF PERIOD                 $   1.00      $    1.00     $    1.00     $    1.00     $   1.00
                                               ---------     ---------     ---------     ---------     ---------
                                               ---------     ---------     ---------     ---------     ---------
Total return                                       2.09%(3)       4.02%         3.93%         4.63%        0.70%(3)
RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (thousands)          $ 12,359      $  15,013     $  10,223     $   8,506     $  2,086
RATIO TO AVERAGE NET ASSETS OF:
  Operating expenses                               1.50%(2)       1.55%         1.59%         1.44%        1.60%(2)
  Net investment income                            4.17%(2)       4.02%         3.92%         4.62%        3.46%(2)


(1)Includes reimbursement of operating expenses by investment adviser of $0.0001.
(2) Annualized
(3) Not annualized

                       See Notes to Financial Statements                      51

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998 (UNAUDITED)

NOTE 1. SIGNIFICANT ACCOUNTING POLICIES

  Phoenix Series Fund (the "Trust") is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. Each Series has distinct investment objectives. The Balanced Fund Series seeks to provide reasonable income, long-term capital growth and conservation of capital. The Convertible Fund Series seeks as its investment objectives income and the potential for capital appreciation; these objectives are to be considered as relatively equal. The Growth Fund Series seeks long-term appreciation of capital. The Aggressive Growth Fund Series seeks appreciation of capital through the use of aggressive investment techniques. The High Yield Fund Series seeks to provide high current income. The U.S. Government Securities Fund Series seeks a high level of current income by investing in U.S. Government guaranteed or backed securities. The Money Market Fund Series seeks to provide as high a level of current income consistent with capital preservation and liquidity.

  Each Series offers both Class A and Class B shares and, additionally, High Yield Fund Series offers Class C shares. Class A shares are sold with a front-end sales charge of up to 4.75%. Class B shares are sold with a contingent deferred sales charge which declines from 5% to zero depending on the period of time the shares are held. Class C shares are sold with a 1% contingent deferred sales charge if redeemed within one year of purchase. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. Income and expenses of each Series are borne pro rata by the holders of all classes of shares, except that each class bears distribution expenses unique to that class.

  The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Actual results could differ from those estimates.

A. SECURITY VALUATION:

  Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at their fair value as determined in good faith by or under the direction of the Trustees.

  The Money Market Fund Series uses the amortized cost method of security valuation which, in the opinion of the Trustees, represents the fair value of the particular security. The Trustees monitor the deviations between the classes' net asset value per share as determined by using available market quotations and its amortized cost per share. If the deviation exceeds 1/2 of 1%, the Board of Trustees will consider what action, if any, should be initiated to provide a fair valuation. This valuation procedure allows each class of the Series to maintain a constant net asset value of $1 per share.

B. SECURITY TRANSACTIONS AND RELATED INCOME:

  Security transactions are recorded on the trade date. Dividend income is recorded on the ex-dividend date or, in the case of certain foreign securities, as soon as the Series is notified. Interest income is recorded on the accrual basis. The Trust does not amortize premiums except for the Money Market Fund Series, but does amortize discounts using the effective interest method. Realized gains and losses are determined on the identified cost basis.

C. INCOME TAXES:

  Each of the Series is treated as a separate taxable entity. It is the policy of each Series in the Trust to comply with the requirements of the Internal Revenue Code (the Code), applicable to regulated investment companies, and to distribute all of its taxable income to its shareholders. In addition, each Series intends to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code. Therefore, no provision for federal income taxes or excise taxes has been made.

D. DISTRIBUTIONS TO SHAREHOLDERS:

  Distributions are recorded by each Series on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences include the treatment of non-taxable dividends, expiring capital loss carryforwards, foreign currency gain/loss, partnerships, and losses deferred due to wash sales and excise tax regulations. Permanent book and tax basis differences relating to shareholder distributions will result in reclassifications to paid in capital.

E. FOREIGN CURRENCY TRANSLATION:

  Foreign securities, other assets and liabilities are valued using the foreign currency exchange rate effective at the end of the reporting period. Cost of investments is translated at the currency exchange rate effective at the trade date. The gain or loss resulting from a change in currency exchange rates between the trade and settlement dates of a portfolio transaction is treated as a gain or loss on foreign currency. Likewise, the gain or loss resulting from a change in currency exchange rates, between the

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998 (UNAUDITED) (CONTINUED)

date income is accrued and paid, is treated as a gain or loss on foreign currency. The Trust does not separate that portion of the results of operations arising from changes in exchange rates and that portion arising from changes in the market prices of securities.

F. FORWARD CURRENCY CONTRACTS:

Each of the Series, except U.S. Government Securities Fund Series and Money Market Fund Series, may enter into forward currency contracts in conjunction with the planned purchase or sale of foreign denominated securities in order to hedge the U.S. dollar cost or proceeds. Forward currency contracts involve, to varying degrees, elements of market risk in excess of the amount recognized in the statement of assets and liabilities. Risks arise from the possible movements in foreign exchange rates or if the counterparty does not perform under the contract.

  A forward currency contract involves an obligation to purchase or sell a specific currency at a future date, which may be any number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. These contracts are traded directly between currency traders and their customers. The contract is marked-to-market daily and the change in market value is recorded by each Series as an unrealized gain (or loss). When the contract is closed, the Series records a realized gain (or loss) equal to the change in the value of the contract when it was opened and the value at the time it was closed.

G. SECURITY LENDING:

  The Trust loans securities to qualified brokers through an agreement with State Street Bank & Trust (the Custodian). Under the terms of the agreement, the Trust receives collateral with a market value not less than 100% of the market value of loaned securities. Collateral is adjusted daily in connection with changes in the market value of securities on loan. Collateral consists of cash, securities issued or guaranteed by the U.S. Government or its agencies and the sovereign debt of foreign countries. Interest earned on the collateral and premiums paid by the borrower are recorded as income by the Trust net of fees charged by the Custodian for its services in connection with this securities lending program. Lending portfolio securities involves a risk of delay in the recovery of the loaned securities or in the foreclosure on collateral. At April 30, 1998, the Trust had the following amounts of security loans;



                                                       VALUE OF
                                       VALUE OF       SECURITIES
                                      COLLATERAL       ON LOAN
                                     ------------    ------------

Balanced Fund Series...............  $ 10,481,900    $ 10,527,055
Convertible Fund Series............     2,493,800       2,349,844
Growth Fund Series.................    18,382,410      18,492,109
Aggressive Growth Fund Series......     9,420,640       9,198,168
U.S. Government Securities Fund
  Series...........................    15,583,250      15,080,999
Money Market Fund Series...........     1,020,000         999,350


H. EXPENSES:

  Expenses incurred by the Trust with respect to any two or more Series are allocated in proportion to the net assets of each Series, except where allocation of direct expense to each Series or an alternative allocation method can be more fairly made.

I. OPTIONS:

  The Trust, except for U.S. Government and Money Market Series, may write covered options or purchase options contracts for the purpose of hedging against changes in the market value of the underlying securities or foreign currencies.

  The Series will realize a gain or loss upon the expiration or closing of the option transaction. Gains and losses on written options are reported separately in the Statement of Operations. When a written option is exercised, the proceeds on sales or amounts paid are adjusted by the amount of premium received. Options written are reported as a liability in the Statement of Assets and Liabilities and subsequently marked-to-market to reflect the current value of the option. The risk associated with written options is that the change in value of options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, or if a liquid secondary market does not exist for the contracts.

  Each Series, except for U.S. Government and Money Market Series, any purchase options which are included in the Series' Schedule of Investments and subsequently marked-to-market to reflect the current value of the option. When a purchased option is exercised, the cost of the security is adjusted by the amount of premium paid. The risk associated with purchased options is limited to the premium paid.

J. WHEN-ISSUED AND DELAYED DELIVERY TRANSACTIONS:

  Each Series may engage in when-issued or delayed delivery transactions. The Series record when-issued securities on the trade date and maintain collateral for the securities purchased.

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998 (UNAUDITED) (CONTINUED)

Securities purchased on a when-issued or delayed delivery basis begin earning interest on the settlement date.

NOTE 2. INVESTMENT ADVISORY FEE AND
        RELATED PARTY TRANSACTIONS

  As compensation for its services to the Trust, the Adviser, Phoenix Investment Counsel, Inc., an indirect majority-owned subsidiary of Phoenix Home Life Mutual Insurance Company ("PHL"), is entitled to a fee based upon the following annual rates as a percentage of the average daily net assets of each separate Series:



                                      1ST $1        $1-2
SERIES                                BILLION      BILLION    $2+ BILLION
----------------------------------  -----------  -----------  -----------

Growth Fund Series................        0.70%        0.65%        0.60%
Aggressive Growth Fund Series.....        0.70%        0.65%        0.60%
Convertible Fund Series...........        0.65%        0.60%        0.55%
High Yield Fund Series............        0.65%        0.60%        0.55%
Balanced Fund Series..............        0.55%        0.50%        0.45%
U.S. Government Securities Fund
  Series..........................        0.45%        0.40%        0.35%
Money Market Fund Series..........        0.40%        0.35%        0.30%


  The Adviser has agreed to assume expenses and reduce the advisory fee for the benefit of the Money Market Fund Series to the extent that total expenses (excluding interest, taxes, brokerage fees and commissions and extraordinary expenses) exceed 0.85% for Class A shares and 1.60% for Class B shares of the average of the aggregate daily net asset value.

  Phoenix Equity Planning Corporation (PEPCO), an indirect majority-owned subsidiary of PHL, which serves as the national distributor of the Trust's shares, has advised the Trust that it retained selling commissions of $274,420 for Class A shares and deferred sales charges of $318,977 for Class B shares and $0 for Class C shares, for the six months ended April 30, 1998. In addition, each Series except the Money Market Fund Series pays PEPCO a distribution fee at an annual rate of 0.25% for Class A shares, 1.00% for Class B shares and 1.00% for Class C shares of the High Yield Fund Series applied to the average daily net assets of each Series; the distribution fee for the Money Market Fund Series is 0% and 0.75% for Class A and Class B, respectively. The distributor has advised the Trust that of the total amount expensed for the six months ended April 30, 1998, $1,676,861 was earned by the Distributor, $5,381,202 was earned by unaffiliated participants, and $716,007 was paid to W.S. Griffith, an indirect subsidiary of PHL.

  As Financial Agent of the Trust, PEPCO received a fee for bookkeeping, administration, and pricing services at an annual rate of 0.05% of average daily net assets up to $100 million, 0.04% of average daily net assets of $100 million to $300 million, 0.03% of average daily net assets of $300 million through $500 million, and 0.015% of average daily net assets greater than $500 million; a minimum fee may apply. PEPCO serves as the Trust's Transfer Agent with State Street Bank and Trust Company as sub-transfer agent. For the six months ended April 30, 1998, transfer agent fees were $3,620,204 of which PEPCO retained $1,570,783 which is net of fees paid to State Street.

  At April 30, 1998, PHL and affiliates held Phoenix Series Fund shares which aggregated the following:



                                                     AGGREGATE
                                                     NET ASSET
                                          SHARES       VALUE
                                         ---------  -----------

Aggressive Growth Fund Series Class
  B....................................     14,429   $ 221,625
High Yield Fund Series Class A.........        414       3,876
High Yield Fund Series C...............     10,741     100,537
U.S. Government Securities Fund Series
  Class A..............................        309       2,993
Money Market Fund Series Class A.......    434,569     434,569


NOTE 3. PURCHASE AND SALE OF SECURITIES

  Purchases and sales of securities during the six months ended April 30, 1998 (excluding U.S. Government and agency securities and short-term securities) aggregated the following:



                                    PURCHASES        SALES
                                  -------------  -------------

Balanced Fund Series............  $1,134,399,927 $ 972,644,429
Convertible Fund Series.........    141,145,829    155,786,710
Growth Fund Series..............  2,031,015,770  1,752,209,706
Aggressive Growth Fund Series...  1,173,868,928  1,158,223,197
High Yield Fund Series..........    394,130,020    342,287,577
U.S. Government Securities Fund
  Series........................     52,930,303     22,595,164


  Purchases and sales of U.S. Government and agency securities during the six months ended April 30, 1998, aggregated the following:



                                    PURCHASES        SALES
                                  -------------  -------------

Balanced Fund Series............  $ 201,496,809  $ 385,930,552
High Yield Fund Series..........     22,927,502     43,315,547
U.S. Government Securities Fund
  Series........................    227,697,755    260,286,321


NOTE 4. CREDIT RISK

  In countries with limited or developing markets, investments may present greater risks than in more developed markets and the prices of such investments may be volatile. The consequences of political, social or economic changes in these markets may have disruptive effects on the market prices of these investments and the income they generate, as well as a fund's ability to repatriate such amounts.

PHOENIX SERIES FUND
NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1998 (UNAUDITED) (CONTINUED)

NOTE 5. CAPITAL LOSS CARRYOVERS

  The following Series have capital loss carryforwards which may be used to offset future capital gains.



                                           U.S. GOVERNMENT
                              HIGH YIELD      SECURITIES
EXPIRATION DATE               FUND SERIES    FUND SERIES
----------------------------  -----------  ----------------

1998........................  $66,472,552    $  1,816,304
2002........................   14,103,053       8,684,579
2003........................   46,929,335              --
2004........................           --       2,433,827
                              -----------  ----------------
  Total.....................  $127,504,940   $ 12,934,710
                              -----------  ----------------
                              -----------  ----------------


  Included in the High Yield Fund Series amount expiring in 1998, $46,426,813 was acquired in connection with the merger of the National Bond Fund.

NOTE 6. SUBSEQUENT EVENT DISCLOSURE

  On May 27, 1998, the Board of Trustees of Phoenix Series Fund unanimously approved an Agreement and Plan of Reorganization relating to the proposed combination of the Phoenix Convertible Fund Series and Phoenix Income and Growth Fund.

  Pursuant to the Agreement, the Convertible Fund will transfer all or substantially all of its assets to the Income and Growth Fund in exchange for shares of the Income and Growth Fund and the assumption by the Income and Growth Fund of certain identified liabilities of the Convertible Fund. Following the exchange, the Convertible Fund will distribute the shares of the Income and Growth Fund to its shareholders pro rata, in liquidation of the Convertible Fund. The effectiveness of these transactions is subject to the satisfaction of a number of conditions, including approval by shareholders of the Convertible Fund.

  This report is not authorized for distribution to prospective investors in the Phoenix Series Fund unless preceded or accompanied by an effective Prospectus which includes information concerning the sales charge, Fund's record and other pertinent information.

WHAT IS THE PHOENIX SERIES FUND?

  Phoenix Series Fund is your investment for a lifetime! Consisting of seven individual portfolios, each with a separate investment objective, the Series Fund is a mutual fund designed to provide you with convenience and flexibility in making your investment decisions. As your personal financial needs change, you can easily redirect your investment to a more suitable portfolio within the Series Fund.

WHO MANAGES MY FUND?

  Phoenix Investment Counsel, Inc. provides skilled and professional management services, including investment selection and portfolio supervision.

WHY ARE THERE SEVEN FUNDS?

  We have designed seven separate funds, each with different investment objectives, in order to meet a variety of investment goals.

  PHOENIX BALANCED FUND SERIES seeks as its investment objectives reasonable income, long-term capital growth and conservation of capital.

  PHOENIX CONVERTIBLE FUND SERIES seeks as its investment objectives income and the potential for capital appreciation; these objectives are to be considered relatively equal.

  PHOENIX GROWTH FUND SERIES seeks as its investment objective long-term appreciation of capital. Since income is not an objective, any income generated by the investment of this Series' assets will be incidental to its objective.

  PHOENIX HIGH YIELD FUND SERIES seeks as its investment objective high current income. Capital growth is a secondary objective which will also be considered when consistent with the primary objective of high current income.

  PHOENIX MONEY MARKET FUND SERIES seeks as its investment objective as high a level of current income as is consistent with the preservation of capital and the maintenance of liquidity.

  PHOENIX AGGRESSIVE GROWTH FUND SERIES seeks as its investment objective appreciation of capital through the use of aggressive investment techniques.

  PHOENIX U.S. GOVERNMENT SECURITIES FUND SERIES seeks as its investment objective a high level of current income consistent with safety of principal.

WHAT IF MY FINANCIAL NEEDS CHANGE?

  Just call us. At your request, the value of shares in any account can be exchanged toward the purchase of shares of any other fund within the Series Fund by using the Exchange Privilege.

HOW DOES THE EXCHANGE PRIVILEGE WORK?

  Our Exchange Privilege offers the flexibility needed to assure the most suitable portfolio throughout your lifetime. At any time you may redirect some or all of your present holdings into another fund in the Series Fund which better serves your needs. Just call us with the details. We'll process the exchange free of charge. The toll-free number to call with your exchange request is 800-367-5877. The exchange privilege may be modified or terminated, as noted in the prospectus.

HOW DO I MAKE ADDITIONAL INVESTMENTS?

  Send your check directly to State Street Bank and Trust Company, P.O. Box 8301, Boston, MA 02266-8301. Please include either the bottom section of your confirmation statement or a simple letter of instruction.

CAN I MAKE AUTOMATIC MONTHLY INVESTMENTS?

  You may authorize automatic monthly investments for as little as $25 to be made directly from your personal checking account. An application is available from the Series Fund.

CAN I ESTABLISH AN INDIVIDUAL RETIREMENT ACCOUNT (IRA) WITH PHOENIX SERIES FUND?

  Yes! The Phoenix Series Fund is an appropriate investment vehicle for qualified retirement plans including IRAs, Keoghs, Pension and Profit Sharing Plans.

HOW DO I ESTABLISH AND IRA?

  Just call us at 800-243-4361.

HOW MUCH CAN I INVEST INTO AN IRA?

  Individuals may invest up to $2,000 or 100% or earned income, whichever is less. If you have an unemployed spouse, the maximum contribution could increase to $2,250.

WHAT ARE THE TAX ADVANTAGES OF ESTABLISHING AN IRA?

  Individuals who meet the deductibility requirements may deduct their yearly IRA contributions from their taxable income, and thus, pay less tax. Additionally, the account's earnings still accumulate tax-free until you withdraw your money at retirement.

WHO CAN ANSWER MY QUESTIONS?

  Most questions can be answered by our Customer Service Department. We are equipped with computer terminals which allow quick and easy access to information on your account. In most cases, your questions can be answered by calling us toll-free at 800-243-1574.

PHOENIX SERIES FUND
101 Munson Street
Greenfield, Massachusetts 01301

TRUSTEES
Robert Chesek
E. Virgil Conway
Harry Dalzell-Payne
Francis E. Jeffries
Leroy Keith, Jr.
Philip R. McLoughlin
Everett L. Morris
James M. Oates
Calvin J. Pedersen
Herbert Roth, Jr.
Richard E. Segerson
Lowell P. Weicker, Jr.

OFFICERS
Philip R. McLoughlin, President
Michael E. Haylon, Executive Vice President
J. Roger Engemann, Senior Vice President
James E. Mair, Senior Vice President
William J. Newman, Senior Vice President
John S. Tilson, Senior Vice President
James D. Wehr, Senior Vice President
David L. Albrycht, Vice President
Steven L. Colton, Vice President
John M. Hamlin, Vice President
John D. Kattar, Vice President
William E. Keen, III, Vice President
Christopher J. Kelleher, Vice President
William R. Moyer, Vice President
Leonard J. Saltiel, Vice President
Christopher J. Saner, Vice President
Julie L. Sapia, Vice President
Andrew Szabo, Vice President
Pierre G. Trinque, Vice President
Nancy C. Curtiss, Treasurer
G. Jeffrey Bohne, Secretary

INVESTMENT ADVISER
Phoenix Investment Counsel, Inc.
56 Prospect Street
Hartford, Connecticut 06115-0480

PRINCIPAL UNDERWRITER
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

TRANSFER AGENT
Phoenix Equity Planning Corporation
100 Bright Meadow Boulevard
P.O. Box 2200
Enfield, Connecticut 06083-2200

CUSTODIAN
State Street Bank and Trust Company
P.O. Box 351
Boston, Massachusetts 02101

                                                        ---------------
PHOENIX FUNDS                                           BULK RATE MAIL
P.O. Box 2200                                            U.S. POSTAGE
Enfield CT 06083-2200                                        PAID
                                 SPRINGFIELD, MA
                                 PERMIT NO. 444
                                                        ---------------

[LOGO] PHOENIX
       INVESTMENT PARTNERS

   Phoenix Income & Growth Fund / Phoenix Convertible Fund Series
   Pro Forma Combining Schedule of Investments
   April 30,1998 (unaudited)



                                   DESCRIPTION
   ================= ================= =================  ==================================
      Income &        Convertible        Pro Forma
       Growth             Fund           Combining
        Fund             Series          Portfolios
   ================= ================= =================  ==================================

       PAR VALUE
         (000)                                            U.S. GOVERNMENT AND AGENCY SECURITIES - 10.8%
       $   51,250            $    -       $    51,250     U.S. Treasury Notes 5.375%, 1/31/00
           17,000                 -            17,000     U.S. Treasury Notes 5.50%, 3/31/00
            5,680                 -             5,680     U.S. Treasury Notes 5.50%, 1/31/03
            5,850                 -             5,850     U.S. Treasury Notes 6.125%, 8/15/07
           27,135                 -            27,135     GNMA 6.50%, '23 - '24
            4,000                 -             4,000     FNMA 98-M4, C 6.527%, 5/25/30

                                                          TOTAL U.S. GOVERNMENT AND AGENCY SECURITIES

                                                          MUNICIPAL BONDS - 6.8%
            1,700                 -             1,700     California State Department Water System Series S 5%, 12/1/29
            4,415                 -             4,415     Dallas-Fort Worth Airport 6.40%, 11/1/06
            1,200                 -             1,200     Dallas-Fort Worth Taxable 6.40%, 11/1/07
            2,050                 -             2,050     Florida Department of Transportation 5%, 7/1/27
            5,600                 -             5,600     Fresno County Pension Obligation Taxable 6.21%, 8/15/06
            2,560                 -             2,560     Houston Water & Sewer Ref - Jr Series D 5%, 12/1/25
            3,410                 -             3,410     Illinois Educ. Facilities Authority Revenue - Loyola Series A
                                                          7.84%, 7/1/24
            4,500                 -             4,500     Kern County Pension Obligation Taxable 7.26%, 8/15/14
            3,000                 -             3,000     Long Beach Pension Obligation Taxable 6.87%, 9/1/06
            2,560                 -             2,560     Los Angeles County Public Works 5.125%, 12/1/29
            1,575                 -             1,575     Massachusetts State Port Authority Revenue 6.05%, 7/1/02
            2,050                 -             2,050     Massachusetts State Water Authority 5%, 8/1/24
            7,460                 -             7,460     New York State Taxable 6.40%, 3/1/08
            4,520                 -             4,520     Orange County Pension Series A Taxable 7.62%, 9/1/08
            4,250                 -             4,250     Pittsburg Pension Taxable 6.50%, 3/1/17
            3,400                 -             3,400     Sacramento County Pension 95-A Taxable 6.625%, 8/15/06
            1,335                 -             1,335     San Bernardino County Pension Obligation Revenue 6.87%, 8/1/08
            3,625                 -             3,625     San Bernardino County Pension Obligation Revenue 6.94%, 8/1/09
            3,000                 -             3,000     Texas Taxable Veterans Series B 6.05%, 12/1/02
            1,700                 -             1,700     Sonoma County Pension Obligation 6.625%, 6/1/13
            2,200                 -             2,200     Ventura County Pension Obligation Taxable 6.54%, 11/1/05
            2,560                 -             2,560     Washington State Series E Taxable 5%, 7/1/22

                                                          TOTAL MUNICIPAL BONDS

                                                          ASSET BACKED SECURITIES - 3.5%
            5,000                 -             5,000     AESOP Funding II LLC 144A 97-1, A2 6.40%, 10/20/03
            1,500                 -             1,500     Associates Manufactured Housing 1997-2 A6 7.075%, 3/15/28
            3,500                 -             3,500     Capita Equipment Receivables Trust 97-1B, 6.45%, 8/15/02
            5,000                 -             5,000     Chase Credit Card Master Trust 1997-2A 6.30%, 4/15/03
            2,000                 -             2,000     Discover Card Master Trust I 98-4, A 5.75%, 10/16/03
            1,822                 -             1,822     Fleetwood Credit Corp. 96-B, A 6.90%, 3/15/12
            3,325                 -             3,325     Green Tree Financial Corp. 96-2, M1 7.60%, 4/15/27
            1,515                 -             1,515     Green Tree Financial Corp. 96-4, A6 7.40%, 6/15/27
            4,600                 -             4,600     Newcourt Receivables Asset Trust 1997-1 A3 6.11%, 5/21/01
            2,500                 -             2,500     Premier Auto Trust 98-1, A-4 5.70%, 10/6/02
            5,000                 -             5,000     Wings Commercial Loan Master Trust I 98-A2 144A 5.918%, 3/20/08

                                                          TOTAL ASSET BACKED SECURITIES



                                       VALUE
    ==========================  ======================      =================
              Income &              Convertible                Pro Forma
               Growth                   Fund                   Combining
                Fund                   Series                  Portfolios
    ==========================  ======================      =================

       $         51,080,357    $                  -    $          51,080,357
                 16,977,728                       -               16,977,728
                  5,642,682                       -                5,642,682
                  6,005,552                       -                6,005,552
                 27,041,574                       -               27,041,574
                  4,028,750                       -                4,028,750
          ----------------------- ----------------------- ----------------------
                110,776,643                       -              110,776,643
          ----------------------- ----------------------- ----------------------

                  1,612,875                       -                1,612,875
                  4,426,038                       -                4,426,038
                  1,200,000                       -                1,200,000
                  1,957,750                       -                1,957,750
                  5,551,000                       -                5,551,000
                  2,435,200                       -                2,435,200
                  3,661,487                       -                3,661,487
                  4,770,000                       -                4,770,000
                  3,116,250                       -                3,116,250
                  2,464,000                       -                2,464,000
                  1,567,125                       -                1,567,125
                  1,947,500                       -                1,947,500
                  7,460,000                       -                7,460,000
                  4,926,800                       -                4,926,800
                  4,127,813                       -                4,127,813
                  3,489,250                       -                3,489,250
                  1,378,388                       -                1,378,388
                  3,760,937                       -                3,760,937
                  2,973,750                       -                2,973,750
                  1,706,375                       -                1,706,375
                  2,241,250                       -                2,241,250
                  2,416,000                       -                2,416,000
          ----------------------- ----------------------- ----------------------
                 69,189,788                       -               69,189,788
          ----------------------- ----------------------- ----------------------

                  5,060,938                       -                5,060,938
                  1,521,562                       -                1,521,562
                  3,541,562                       -                3,541,562
                  5,028,320                       -                5,028,320
                  1,987,578                       -                1,987,578
                  1,839,303                       -                1,839,303
                  3,456,961                       -                3,456,961
                  1,573,470                       -                1,573,470
                  4,610,063                       -                4,610,063
                  2,485,156                       -                2,485,156
                  5,004,688                       -                5,004,688
          ----------------------- ----------------------- ----------------------
                 36,109,601                                       36,109,601
          ----------------------- ----------------------- ----------------------

                  See Notes to Pro Forma Financial Statements.

   Phoenix Income & Growth Fund / Phoenix Convertible Fund Series
    Pro Forma Combining Schedule of Investments
   April 30, 1998 (unaudited)


                                                          DESCRIPTION
    ===================================================== ==================================
    Income &          Convertible       Pro Forma
    Growth                Fund          Combining
    Fund                 Series         Portfolios
    ===================================================== ==================================
                                                          CORPORATE BONDS - 6.6%
                                                             >
    $       4,925  $              -  $          4,925     Boston Scientific 6.625%, 3/15/05
            5,000                 -             5,000     Buckeye Cellulose Corp. 8.50%, 12/15/05
            5,000                 -             5,000     Century Telephone Enterprises 6.30%, 1/15/08
            1,650                 -             1,650     Cummins Engine 6.45%, 3/1/05
            5,000                 -             5,000     Ford Motor Credit 6%, 1/14/03
            4,000                 -             4,000     Fred Meyer 7.45%, 3/1/08
            4,880                 -             4,880     IBJ Preferred Capital Co. LLC 144A 8.79%, 12/29/49
            5,100                 -             5,100     McKesson Corp. 144A 6.40%, 3/1/08
            3,000                 -             3,000     Meditrust Corp. Notes 7.375%, 7/15/00
            5,000                 -             5,000     Merrill Lynch & Co. 6%, 2/12/03
            5,000                 -             5,000     Panamsat Corp. 144A 6.125%, 1/15/05
            4,880                 -             4,880     SB Treasury Co. 144A 9.125%, 12/29/49
            5,000                 -             5,000     Tenet Healthcare Corp. Sr. Note 9.625%, 9/1/02
            3,000                 -             3,000     Turner Broadcasting 8.375%, 7/1/13
            5,000                 -             5,000     Westpoint Stevens 8.75%, 12/15/01

                                                          TOTAL CORPORATE BONDS

                                                          NON-AGENCY MORTGAGE BACKED SECURITIES - 10.4%
            4,039                 -             4,039     CS First Boston Corp. 97-SPCE, D 144A 7.332%, 4/20/08
           11,000                 -            11,000     CS First Boston Mortgage Securities Corp. 97-C2 B 6.72%, 11/17/07
            4,400                 -             4,400     DLJ Mortgage Acceptance Corp.96-CF1, A1B 144A 7.58%, 2/12/06
            5,000                 -             5,000     DLJ Mortgage Acceptance Corp.97-CF2, B2 144A 7.14%, 11/15/08
            2,500                 -             2,500     First Union Lehman Brothers 97-C1, B 7.43%, 4/18/07
           11,415                 -            11,415     G.E. Capital Mortgage Services, Inc. 94-9, M 6.50%, 2/25/24
            8,820                 -             8,820     G.E. Capital Mortgage Services, Inc. 1996-4 A5 7%, 3/25/26
              490                 -               490     G.E. Capital Mortgage Services, Inc. 96-8, M 7.25%, 5/25/26
            5,000                 -             5,000     G.E. Capital Mortgage Services, Inc. 97-1, A14 7.50%, 3/25/27
            7,000                 -             7,000     GMAC Commercial Mortgage Securities, Inc. 97-B, C-2 6.703%, 12/15/07
            4,340                 -             4,340     Lehman Large Loan 97-L11, B 6.95%, 3/12/07
            1,500                 -             1,500     Nationslink Funding Corp. 96-1, B 7.69%, 12/20/05
            5,750                 -             5,750     New Century Home Equity Loan Trust 6.78%, 8/25/25
            8,350                 -             8,350     Prudential Home Mortgage Securities 94-15, M 6.80%, 5/25/24
            2,525                 -             2,525     Prudential Home Mortgage Securities 144A 96-A B1 7.9584%, 5/28/26
            1,925                 -             1,925     Residential Asset Securitization Trust 96-A8, A1 8%, 12/25/26
            2,800                 -             2,800     Residential Funding Mortgage Securities I 96-S1, A11 7.10%, 1/25/26
            3,915                 -             3,915     Residential Funding Mortgage Securities I 96-S4, M1 7.25%, 2/25/26
            4,420                 -             4,420     Securitized Asset Sales 93-J 2B 6.807%, 11/28/23
            5,198                 -             5,198     Structured Asset Securities Corp. 95-C4, B 7%, 6/25/26
            5,650                 -             5,650     Triangle Funding Ltd. 97-3A, 1B 144A 5.846%, 10/15/05

                                                          TOTAL NON-AGENCY MORTGAGE BACKED SECURITIES

                                                          FOREIGN CORPORATE BONDS - 0.4%
              580                 -               580     Compania Sud Amer Vapore 144A 7.375%, 12/8/03
            2,400                 -             2,400     Petropower I Funding Trust 144A 7.36%, 2/15/14
            1,450                 -             1,450     Telefonica de Argentina 144A 9.125%, 5/7/08

                                                          TOTAL FOREIGN CORPORATE BONDS



                                  VALUE
   ==========================  ======================  ===================
            Income &              Convertible               Pro Forma
              Growth                   Fund                  Combining
              Fund                   Series                Portfolios
   ==========================  ======================  ===================
       $          4,937,313    $                  -  $             4,937,313
                  5,112,500                       -                5,112,500
                  4,925,000                       -                4,925,000
                  1,637,625                       -                1,637,625
                  4,962,500                       -                4,962,500
                  4,000,000                       -                4,000,000
                  4,626,103                       -                4,626,103
                  5,023,500                       -                5,023,500
                  3,052,500                       -                3,052,500
                  4,962,500                       -                4,962,500
                  4,881,250                       -                4,881,250
                  5,032,500                       -                5,032,500
                  5,631,250                       -                5,631,250
                  3,382,500                       -                3,382,500
                  5,418,750                       -                5,418,750
          ----------------------------------------------------------------------
                 67,585,791                       -               67,585,791
          ----------------------------------------------------------------------

                  4,066,768                       -                4,066,768
                 11,144,375                       -               11,144,375
                  4,677,750                       -                4,677,750
                  5,010,938                       -                5,010,938
                  2,625,781                       -                2,625,781
                 11,182,838                       -               11,182,838
                  8,837,446                       -                8,837,446
                    500,736                       -                  500,736
                  5,062,500                       -                5,062,500
                  7,063,437                       -                7,063,437
                  4,462,062                       -                4,462,062
                  1,586,250                       -                1,586,250
                  5,764,375                       -                5,764,375
                  8,300,802                       -                8,300,802
                  2,365,609                       -                2,365,609
                  1,937,064                       -                1,937,064
                  2,821,000                       -                2,821,000
                  3,948,387                       -                3,948,387
                  4,429,569                       -                4,429,569
                  5,239,937                       -                5,239,937
                  5,639,406                       -                5,639,406
          ----------------------------------------------------------------------
                106,667,030                                      106,667,030
          ----------------------------------------------------------------------

                    571,300                       -                  571,300
                  2,380,920                       -                2,380,920
                  1,457,250                       -                1,457,250
          ----------------------------------------------------------------------
                  4,409,470                       -                4,409,470
          ----------------------------------------------------------------------



                  See Notes to Pro Forma Financial Statements.

Phoenix Income & Growth Fund / Phoenix Convertible Fund Series
Pro Forma Combining Schedule of Investments
April 30,1998 (unaudited)



                                                        DESCRIPTION
 ============== ================= ===================== ==================================
 Income &           Convertible       Pro Forma
 Growth                 Fund          Combining
 Fund                  Series         Portfolios
 ============== ================= ===================== ==================================
                                                        FOREIGN GOVERNMENT SECURITIES - 8.6%
 $        6,105  $              -  $          6,105     Bulgaria FLIRB-A Bearer Euro 2.25%, 7/28/12
          3,698                 -             3,698     Croatia Series B 6.50%, 7/31/06
          4,300                 -             4,300     Croatia Series A 6.50%, 7/31/10
          2,114                 -             2,114     Ecuador Bearer PDI Euro, PIK interest capitalization 6.625%, 2/27/15
          3,811                 -             3,811     Ecuador Registered PDI Euro, PIK interest capitalization 6.625%, 2/27/15
          5,745                 -             5,745     Peru PDI 4%, 3/7/17
          5,500                 -             5,500     Poland Bearer PDI 4%, 10/27/14
          6,100                 -             6,100     Poland Registered PDI 4%, 10/27/14
          3,750                 -             3,750     Republic of Argentina 9.75%, 9/19/27
          8,156                 -             8,156     Republic of Argentina Bearer FRB 6.625%, 3/31/05
          9,075                 -             9,075     Republic of Brazil NMB-L 6.688%, 4/15/09
          8,000                 -             8,000     Republic of Colombia 7.625%, 2/15/07
          2,300                 -             2,300     Republic of Korea 8.875%, 4/15/08
         11,275                 -            11,275     Republic of Panama 8.875%, 9/30/27
          4,155                 -             4,155     Republic of Venezuela 9.25%, 9/15/27
          5,545                 -             5,545     Russia IAN Series US 144A 6.719%, 12/15/15
          9,160                 -             9,160     United Mexican States Global Bond 11.50%, 5/15/26

                                                        TOTAL FOREIGN GOVERNMENT SECURITIES

                                                        CONVERTIBLE BONDS - 10.7%
              -             1,000             1,000     Atria Communities, Inc. Cv. 144A 5%, 10/15/02
              -             1,500             1,500     BBN Corp. Cv. 6%, 4/1/12
              -             2,100             2,100     Baker Hughes, Inc. Cv. 0%, 5/5/08
              -             2,325             2,325     Berkshire Hathaway Cv. 1%, 12/2/01
              -            14,150            14,150     Chemical Waste Management, Inc. Cv. 0%, 8/16/10
              -             3,250             3,250     Chiron Corp. Cv. 144A 1.90%, 11/17/00
              -             7,500             7,500     Coeur d'Alene Cv. 144A 7.25%, 10/31/05
              -             1,000             1,000     Coeur d'Alene Euro Cv. 6%, 6/10/02
              -             1,500             1,500     Diamond Offshore Drilling, Inc. Cv. 3.75%, 2/15/07
              -             3,550             3,550     Halter Marine Group, Inc. Cv. 4.50%, 9/15/04
              -             2,175             2,175     Halter Marine Group, Inc. Cv. 144A 4.50%, 9/15/04
              -             6,000             6,000     Hollinger, Inc. Cv. 0%, 10/5/13
              -             1,250             1,250     Home Depot, Inc. Cv. 3.25%, 10/1/01
              -             4,250             4,250     Imax Corp. Cv. 5.75%, 4/1/03
              -             2,500             2,500     Interpublic Group Cv. 144A 1.80%, 9/16/04
              -             1,850             1,850     Itron, Inc. Cv. 6.75%, 3/31/04
              -             2,000             2,000     Key Energy Group Cv. 144A 5%, 9/15/04
              -             1,000             1,000     Metamor Worldwide, Inc. Cv. 2.94%, 8/15/04
              -             4,605             4,605     Nabors Industries, Inc. Cv. 5%, 5/15/06
              -             2,500             2,500     Office Depot, Inc. Cv. 0%, 11/1/08
              -             1,000             1,000     Offshore Logistic Cv. 144A 6%, 12/15/03
              -             4,000             4,000     Omnicom Group, Inc. Cv. 144A 2.25%, 1/6/13
              -             7,775             7,775     Pep Boys Cv. 0%, 9/20/11
              -             1,500             1,500     Premiere Technology Cv. 144A 5.75%, 7/1/04
              -             5,175             5,175     Rite Aid Corp. Cv. 144A 5.25%, 9/15/02
              -             1,250             1,250     Saks Holdings, Inc. Cv. 5.50%, 9/15/06
              -             1,000             1,000     Sports Authority, Inc. (The) Cv. 144A 5.25%, 9/15/01
              -             2,800             2,800     Stillwater Mining Co. Cv. 7%, 5/1/03





                                      VALUE
            =================  ======================  =================
                Income &            Convertible            Pro Forma
                 Growth                Fund                Combining
                  Fund                Series               Portfolios
            =================  ======================  =================

            $     4,105,612    $                  -   $            4,105,612
                  3,395,035                       -                3,395,035
                  3,818,937                       -                3,818,937
                  1,352,346                       -                1,352,346
                  2,437,782                       -                2,437,782
                  3,924,553                       -                3,924,553
                  5,032,500                       -                5,032,500
                  5,581,500                       -                5,581,500
                  3,620,625                       -                3,620,625
                  7,493,095                       -                7,493,095
                  7,651,359                       -                7,651,359
                  7,495,520                       -                7,495,520
                  2,267,800                       -                2,267,800
                 11,043,863                       -               11,043,863
                  3,670,943                       -                3,670,943
                  3,995,866                       -                3,995,866
                 11,049,250                       -               11,049,250
          ------------------- ----------------------- --------------------------
                 87,936,586                                       87,936,586
          ------------------- ----------------------- --------------------------

                          -                 996,250                  996,250
                          -               1,455,000                1,455,000
                          -               1,722,000                1,722,000
                          -               4,286,719                4,286,719
                          -               6,919,350                6,919,350
                          -               3,022,500                3,022,500
                          -               6,993,750                6,993,750
                          -                 765,000                  765,000
                          -               2,002,500                2,002,500
                          -               3,092,937                3,092,937
                          -               1,894,969                1,894,969
                          -               2,407,500                2,407,500
                          -               1,945,313                1,945,313
                          -               5,838,437                5,838,437
                          -               2,381,250                2,381,250
                          -               1,720,500                1,720,500
                          -               1,660,000                1,660,000
                          -               1,036,250                1,036,250
                          -               6,901,744                6,901,744
                          -               1,959,375                1,959,375
                          -               1,197,500                1,197,500
                          -               4,580,000                4,580,000
                          -               4,169,344                4,169,344
                          -               1,732,500                1,732,500
                          -               5,808,938                5,808,938
                          -               1,084,375                1,084,375
                          -                 913,750                  913,750
                          -               3,125,500                3,125,500



                            See Notes to Pro Forma Financial Statements.

   Phoenix Income & Growth Fund / Phoenix Convertible Fund Series
   Pro Forma Combining Schedule of Investments
   April 30,1998 (unaudited)


                                                          DESCRIPTION
    ===================================================== ==================================
    Income &          Convertible       Pro Forma
    Growth                Fund          Combining
    Fund                 Series         Portfolios
    ===================================================== ==================================
                                                          CONVERTIBLE BONDS - continued
    $                 $       7,800             7,800     Sunbeam Corp. Cv. 0%, 3/25/18
                -             2,750             2,750     System Software Association 7%, 9/15/02
                -             3,500             3,500     Thermo Electron Corp. Cv. 144A 4.25%, 1/1/03
                -            10,135            10,135     Time1Warner, Inc. Cv. 0%, 6/22/13
                -             3,500             3,500     Times0Mirror Co. Cv. 144A 0%, 4/15/17
                -             2,650             2,650     U.S.A. Waste Services, Inc. Cv. 4%, 2/1/02
                -             6,000             6,000     U.S.0Cellular Corp. Cv. 0%, 6/15/15
                -             4,710             4,710     WMX,Technologies, Inc. Subordinate Notes Cv. 2%, 1/24/05
                -             1,850             1,850     Xilinx, Inc. Cv. 5.25%, 11/1/02

                                                          TOTAL CONVERTIBLE BONDS

                                                          FOREIGN CONVERTIBLE BONDS - 1.0%
                -             2,300             2,300     APP Finance VII Mauritius Cv. 144A 3.50%, 4/30/03
                -             7,800             7,800     Roche Holdings, Inc. Cv. 144A 0%, 5/6/12
                -             1,500             1,500     Sandoz Capital BVI Ltd. Cv. 2%, 10/6/02
                -             1,330             1,330     Sandoz Capital BVI Ltd. Cv. 144A 2%, 10/6/02

                                                          TOTAL FOREIGN CONVERTIBLE BONDS

    SHARES                                                CONVERTIBLE PREFERRED STOCKS - 4.2%
                -            24,600            24,600     American General Delaware Series A Cv. Pfd. 6%
                -            40,000            40,000     Belco Oil & Gas Cv. Pfd. 6.50%
                -            21,000            21,000     Cablevision Systems Corp. Cv. Pfd. 8.50%
                -            46,700            46,700     Designer Finance Cv. Pfd. 6%
                -           104,000           104,000     El Paso Energy Capital Cv. Pfd. 4.75%
                -            69,500            69,500     Evi, Inc. Cv. Pfd. 144A 5.%,
                -            38,600            38,600     International Paper Co. Cv. Pfd. 5.25%
                -            50,000            50,000     Lomak Petroleum Cv. Pfd.144A 5.75%
                -            11,600            11,600     McKesson Corp. Cv. Pfd. 144A $2.50
                -            26,100            26,100     Merrill Lynch & Co. Series Cox (STRYPES) Cv. Pfd. 6%
                -             8,500             8,500     Microsoft Corp. Series A Cv. Pfd. $2.196
                -           129,900           129,900     Newell Financial Trust I Cv. Pfd. 5.25% Series 144A
                -            56,000            56,000     St. Paul Capital LLC (MIPS) Cv. Pfd. 6%
                -             4,800             4,800     TCI Pacific Communications Cv. Pfd. 5%


                                        VALUE
          ================       ======================    =================
              Income &                 Convertible              Pro Forma
               Growth                     Fund                  Combining
                Fund                      Series                Portfolios
          ================      ======================      =================
             $           -                2,437,500                2,437,500
                                          2,378,750                2,378,750
                                          4,020,625                4,020,625
                                          6,119,006                6,119,006
                                          1,513,750                1,513,750
                                          3,259,500                3,259,500
                                          2,287,500                2,287,500
                                          4,521,600                4,521,600
                                          1,981,813                1,981,813
          ----------------------- ----------------------- -----------------------
                          -             110,133,295              110,133,295
          ----------------------- ----------------------- -----------------------

                          -               2,294,250                2,294,250
                          -               3,597,750                3,597,750
                          -               2,343,750                2,343,750
                          -               2,078,125                2,078,125
          ----------------------- ----------------------- -----------------------
                          -              10,313,875               10,313,875
          ----------------------- ----------------------- -----------------------

                          -               2,091,000                2,091,000
                          -               1,035,000                1,035,000
                          -               1,008,000                1,008,000
                          -               2,101,500                2,101,500
                          -               5,466,500                5,466,500
                          -               3,266,500                3,266,500
                          -               2,084,400                2,084,400
                          -               2,106,250                2,106,250
                          -               1,122,300                1,122,300
                          -                 975,487                  975,487
                          -                 791,562                  791,562
                          -               7,355,588                7,355,588
                          -               4,088,000                4,088,000
                          -                 876,000                  876,000


Phoenix Income & Growth Fund / Phoenix Convertible Fund Series
Pro Forma Combining Schedule of Investments
April 30,1998 (unaudited)


                                                        DESCRIPTION
 =================  ================= ================= ==================================
 Income &              Convertible       Pro Forma
 Growth                   Fund           Combining
 Fund                    Series          Portfolios
 =================  ================= ================= ==================================
 SHARES                                                 CONVERTIBLE PREFERRED STOCKS - continued
              -            20,000            20,000     Timet Capital Trust I Cv. Pfd. 144A 6.625%
              -            82,900            82,900     Trans World Air Cv. Pfd. 8%
              -            40,000            40,000     Union Pacific Capital Trust Cv. Pfd. 144A 6.25%
              -            12,700            12,700     US West, Inc. Series D Cv. Pfd. 4.50%
              -            97,800            97,800     USX Corp. Cv. Pfd. 6.75%

                                                        TOTAL CONVERTIBLE PREFERRED STOCKS

                                                        COMMON STOCKS - 31.1%
         26,500                 -            26,500     AMR Corp. (a)
         11,500                 -            11,500     Adolph Coors Co. Cl B
         25,700                 -            25,700     Albertson's Inc.
         44,700                 -            44,700     Allstate Corp.
          7,100                 -             7,100     American Express Co.
         32,400                 -            32,400     Ameritech Corp.
        173,600            16,300           189,900     AT&T Corp.
         15,400                 -            15,400     Autodesk, Inc.
        109,400                 -           109,400     Banc One Corp.
         68,900                 -            68,900     BankAmerica Corp.
         31,900                 -            31,900     Bankers Trust Corp.
         53,000                 -            53,000     Baxter International, Inc.
         48,400                 -            48,400     BellSouth Corp.
         99,800                 -            99,800     BJ Services Co. (a)
              -            20,400            20,400     Boeing Co.
          2,100                 -             2,100     Bowater, Inc.
         10,600                 -            10,600     Bristol-Myers Squibb Co.
          3,600                 -             3,600     CVS Corp.
          1,900                 -             1,900     Camco International, Inc.
         65,300                 -            65,300     Caterpillar, Inc.
         36,500                 -            36,500     Chase Manhattan Corp.
         47,500                 -            47,500     Chrysler Corp.
         23,700                 -            23,700     Citicorp
         16,900                 -            16,900     CMS Energy Corp.
         10,400                 -            10,400     Colgate Palmolive Co.
         45,400                 -            45,400     Columbia Energy Group
         46,800                 -            46,800     Compaq Computer Corp.
         25,000                 -            25,000     CompUSA, Inc. (a)
         46,400                 -            46,400     Computer Associates International, Inc.
         21,100                 -            21,100     Conseco, Inc.
         81,300                 -            81,300     Consolidated Edison, Inc.
              -            25,700            25,700     Consolidated Stores Corp.
         13,000                 -            13,000     Dayton Hudson Corp.
         77,600                 -            77,600     Deere & Co.
         10,000                 -            10,000     Dell Computer Corp.(a)
         33,000                 -            33,000     Deluxe Corp.
          9,400                 -             9,400     Dexter Corp.
         37,600                 -            37,600     Dominion Resources, Inc.
        107,000                 -           107,000     Dow Chemical Co.
          2,200                 -             2,200     Dresser Industries, Inc.
         60,000                 -            60,000     Du Pont (E.I.) de Nemours & Co.
         50,000                 -            50,000     Eastern Enterprises



                                      VALUE
       =====================  ======================  =================
              Income &              Convertible               Pro Forma
               Growth                   Fund                  Combining
                Fund                   Series                Portfolios
       =====================  ======================  =================
       $                  -    $            960,000    $       960,000
                          -               3,025,850          3,025,850
                          -               2,085,000          2,085,000
                          -                 968,375            968,375
                          -               2,004,900          2,004,900
          ----------------------- -----------------------------------------
                          -              43,412,212          43,412,212
          ----------------------- -----------------------------------------

                  4,037,937                       -          4,037,937
                    411,125                       -            411,125
                  1,285,000                       -          1,285,000
                  4,302,375                       -          4,302,375
                    724,200                       -            724,200
                  1,379,025                       -          1,379,025
                 10,426,850                 979,019         11,405,869
                    723,800                       -            723,800
                  6,434,087                       -          6,434,087
                  5,856,500                       -          5,856,500
                  4,119,087                       -          4,119,087
                  2,938,188                       -          2,938,188
                  3,106,675                       -          3,106,675
                  3,742,500                       -          3,742,500
                          -               1,021,275          1,021,275
                    117,469                       -            117,469
                  1,122,275                       -          1,122,275
                    265,500                       -            265,500
                    128,963                       -            128,963
                  3,718,019                       -          3,718,019
                  5,057,531                       -          5,057,531
                  1,908,906                       -          1,908,906
                  3,566,850                       -          3,566,850
                    738,319                       -            738,319
                    932,750                       -            932,750
                  3,688,750                       -          3,688,750
                  1,313,325                       -          1,313,325
                    464,063                       -            464,063
                  2,717,300                       -          2,717,300
                  1,047,088                       -          1,047,088
                  3,678,825                       -          3,678,825
                          -               1,028,000          1,028,000
                  1,135,063                       -          1,135,063
                  4,534,750                       -          4,534,750
                    807,500                       -            807,500
                  1,105,500                       -          1,105,500
                    388,337                       -            388,337
                  1,487,550                       -          1,487,550
                 10,345,562                       -         10,345,562
                    116,325                       -            116,325
                  4,368,750                       -          4,368,750
                  2,118,750                       -          2,118,750



                  See Notes to Pro Forma Financial Statements.

Phoenix Income & Growth Fund / Phoenix Convertible Fund Series
Pro Forma Combining Schedule of Investments
April 30,1998 (unaudited)


                                                        DESCRIPTION
 =================  ================= ================= ==================================
 Income &              Convertible       Pro Forma
 Growth                   Fund          Combining
 Fund                     Series         Portfolios
 =================  ================= ================= ==================================
 SHARES                                                 COMMON STOCKS - continued
         24,300                 -            24,300     Eaton Corp.
          5,400                 -             5,400     Electronic Data Systems Corp.
         43,600                 -            43,600     EMC Corp.
         84,900                 -            84,900     Enova Corp.
         51,100                 -            51,100     Equitable Companies, Inc.
        128,700                 -           128,700     Equitable Resources, Inc.
          7,100                 -             7,100     Estee Lauder Companies Class A
         35,600                 -            35,600     FPL Group, Inc.
         25,000                 -            25,000     Federated Department Stores, Inc. (a)
         15,100                 -            15,100     Federal National Mortgage Association
         32,500                 -            32,500     Fingerhut Companies, Inc.
          8,200                 -             8,200     Fleetwood Enterprises
        181,600                 -           181,600     Ford Motor Corp.
              -            30,400            30,400     Friede Goldman International, Inc.
        138,800                 -           138,800     General Dynamics Corp.
          9,200                 -             9,200     General Electric Co.
         20,400                 -            20,400     General Motors Corp.
         15,600                 -            15,600     Greenpoint Financial Corp.
          4,400                 -             4,400     Gulfstream Aerospace Corp. (a)
         34,500                 -            34,500     H & R Block, Inc.
         10,400                 -            10,400     Halliburton Co.
         35,600                 -            35,600     Hartford Financial Services Group, Inc.
         48,500                 -            48,500     Hewlett Packard Co.
         12,400                 -            12,400     Home Depot, Inc.
         10,000                 -            10,000     Hormel Foods Corp.
         27,400                 -            27,400     Imperial Bancorp (a)
         31,600                 -            31,600     Ingersoll-Rand Co.
         13,700                 -            13,700     Intel Corp.
         66,900                 -            66,900     International Business Machines Corp.
         15,900                 -            15,900     Interpublic Group of Companies, Inc.
        134,900                 -           134,900     IRT Property Co.
         69,400                 -            69,400     Jostens, Inc.
         51,800                 -            51,800     KN Energy, Inc.
              -            36,800            36,800     Kaiser Aluminum Corp.
         68,200                 -            68,200     Lilly (Eli) & Co.
         25,000                 -            25,000     Liz Claiborne, Inc.
         62,000                 -            62,000     Lucent Technologies, Inc.
         22,900                 -            22,900     Lyondell Petrochemical Co.
         10,300                 -            10,300     MDU Resources Group, Inc.
         67,200                 -            67,200     McKesson Corp.
              -            31,900            31,900     Marine Drilling Companies, Inc.
         36,300                 -            36,300     Mattel, Inc.
        115,709                 -           115,709     Meditrust Companies
         50,000                 -            50,000     Merck & Co., Inc.
         25,700                 -            25,700     Merrill Lynch & Co., Inc.
        123,500                 -           123,500     Microsoft Corp. (a)
         16,900                 -            16,900     Minnesota Power & Light Co.
        143,200                 -           143,200     Morgan Stanley Dean Witter & Co.
         41,900                 -            41,900     National Service Industries
         66,900                 -            66,900     NationsBank Corp.
         58,300                 -            58,300     New Jersey Resources Corp.
              -            30,393            30,393     Noble Drilling Corp.



                                         VALUE
        ======================    ====================  =================
              Income &                 Convertible          Pro Forma
               Growth                     Fund             Combining
                Fund                     Series           Portfolios
        =====================    ====================  =================
             2,244,713                       -                2,244,713
               232,200                       -                  232,200
             2,011,050                       -                2,011,050
             2,271,075                       -                2,271,075
             3,136,263                       -                3,136,263
             4,182,750                       -                4,182,750
               471,706                       -                  471,706
             2,209,425                       -                2,209,425
             1,229,688                       -                1,229,688
               904,112                       -                  904,112
               962,813                       -                  962,813
               378,737                       -                  378,737
             8,319,550                       -                8,319,550
                     -               1,223,613                1,223,613
             5,864,300                       -                5,864,300
               783,150                       -                  783,150
             1,374,450                       -                1,374,450
               619,125                       -                  619,125
               184,525                       -                  184,525
             1,552,500                       -                1,552,500
               572,000                       -                  572,000
             3,942,700                       -                3,942,700
             3,652,656                       -                3,652,656
               863,350                       -                  863,350
               340,000                       -                  340,000
               803,162                       -                  803,162
             1,455,575                       -                1,455,575
             1,107,131                       -                1,107,131
             7,752,037                       -                7,752,037
             1,015,613                       -                1,015,613
             1,568,213                       -                1,568,213
             1,643,912                       -                1,643,912
             3,040,013                       -                3,040,013
                     -                 384,100                  384,100
             4,744,162                       -                4,744,162
             1,229,688                       -                1,229,688
             4,719,750                       -                4,719,750
               752,837                       -                  752,837
               357,281                       -                  357,281
             4,750,200                       -                4,750,200
                     -                 775,569                  775,569
             1,390,744                       -                1,390,744
             3,478,510                       -                3,478,510
             6,025,000                       -                6,025,000
             2,255,175                       -                2,255,175
            11,130,437                       -               11,130,437
               688,675                       -                  688,675
            11,294,900                       -               11,294,900
             2,267,838                       -                2,267,838
             5,067,675                       -                5,067,675
             2,200,825                       -                2,200,825
                     -                 982,074                  982,074


                  See Notes to Pro Forma Financial Statements.

Phoenix Income & Growth Fund / Phoenix Convertible Fund Series
Pro Forma Combining Schedule of Investments
April 30,1998 (unaudited)



                                                        DESCRIPTION
 =================  ================= ================= ==================================
 Income &             Convertible       Pro Forma
 Growth                  Fund           Combining
 Fund                    Series         Portfolios
 =================  ================= ================= ==================================
 SHARES                                                 COMMON STOCKS - continued
        121,200                 -           121,200     Omnicom Group, Inc.
         10,000                 -            10,000     PSS World Medical, Inc. (a)
         17,400                 -            17,400     Penney (J.C.) Co., Inc.
         32,000                 -            32,000     PepsiCo, Inc.
        103,100                 -           103,100     Pfizer, Inc.
        121,300                 -           121,300     Philip Morris Companies, Inc.
         47,200                 -            47,200     Quaker Oats Co.
         28,700                 -            28,700     Raytheon Co. Class B
              -             9,200             9,200     Reynolds Metals Co.
         51,500                 -            51,500     Richfood Holdings Inc.
          2,200                 -             2,200     Rite Aid Corp.
         15,000                 -            15,000     Ross Stores, Inc.
         96,800                 -            96,800     Rowan Companies, Inc. (a)
         11,500                 -            11,500     St. Paul Co., Inc.
          9,200                 -             9,200     Schering Plough Corp.
         23,000                 -            23,000     Schlumberger Ltd.
          6,900                 -             6,900     Smithfield Foods, Inc. (a)
              -            22,900            22,900     Stillwater Mining Co.
         15,200                 -            15,200     Sun Microsystems, Inc. (a)
          9,300                 -             9,300     Sundstrand Corp.
          5,000                 -             5,000     TJX Co., Inc.
          7,200                 -             7,200     Tandy Corp.
          5,700                 -             5,700     Teleflex, Inc.
          6,700                 -             6,700     Tellabs, Inc. (a)
          4,000                 -             4,000     Thiokol Corp.
        103,800                 -           103,800     Travelers Group, Inc.
         12,500                 -            12,500     Tredegar Industries
          2,800                 -             2,800     UnionBanCal Corp.
         95,900                 -            95,900     United Technologies Corp.
         62,100                 -            62,100     Universal Corp.
          3,300                 -             3,300     VF Corp.
          3,900                 -             3,900     Valassis Communications, Inc.  (a)
              -            29,000            29,000     Varco International, Inc.
         54,500                 -            54,500     Viad Corp.
         30,500                 -            30,500     Vulcan Materials Co.
         82,000                 -            82,000     Wal-Mart Stores, Inc,
         21,500                 -            21,500     Warner-Lambert Co.
         39,700                 -            39,700     Washington Gas Light Co.
         11,900                 -            11,900     Wellpoint Health Network  (a)

                                                        TOTAL COMMON STOCKS

                                                        FOREIGN COMMON STOCKS - 2.0%
          9,900                 -             9,900     Akzo Nobel N.V. ADR (Netherlands)
        180,400                 -           180,400     BCE, Inc. (Canada)
         22,700                 -            22,700     Canadian National Railway Co. (Canada)
          8,500                 -             8,500     Canadian Pacific Ltd. (Canada)
         40,700                 -            40,700     Elf Aquitane Sponsored ADR (France)
         14,000                 -            14,000     Mid Ocean Ltd. (Bermuda)
         55,200                 -            55,200     Nordic American Tanker Shipping, Ltd. (Bermuda)
          3,400                 -             3,400     PartnerRe Ltd. (Bermuda)
         42,300                 -            42,300     Royal Philips Electronics NV (Netherlands)
         10,000                 -            10,000     Telecom Corp. (New Zealand)
          1,000                 -             1,000     Telefonaktiebolaget LM Ericsson (Sweden)
         17,300                 -            17,300     Unilever PLC (United Kingdom)

                                                        TOTAL FOREIGN COMMON STOCKS


                                                        TOTAL LONG-TERM INVESTMENTS - 96.1%



                                        VALUE
      =========================  =====================  =================
              Income &                Convertible          Pro Forma
               Growth                    Fund              Combining
                Fund                     Series            Portfolios
      =========================  =====================  =================
       $          5,741,850      $                -    $           5,741,850
                    224,375                       -                  224,375
                  1,236,488                       -                1,236,488
                  1,270,000                       -                1,270,000
                 11,734,069                       -               11,734,069
                  4,526,006                       -                4,526,006
                  2,454,400                       -                2,454,400
                  1,626,931                       -                1,626,931
                          -                 607,200                  607,200
                  1,413,031                       -                1,413,031
                     70,675                       -                   70,675
                    694,688                       -                  694,688
                  2,849,550                       -                2,849,550
                    974,625                       -                  974,625
                    737,150                       -                  737,150
                  1,906,125                       -                1,906,125
                    209,587                       -                  209,587
                          -                 605,418                  605,418
                    626,050                       -                  626,050
                    642,281                       -                  642,281
                    221,250                       -                  221,250
                    358,200                       -                  358,200
                    242,250                       -                  242,250
                    474,862                       -                  474,862
                    215,500                       -                  215,500
                  6,351,263                       -                6,351,263
                    978,906                       -                  978,906
                    288,400                       -                  288,400
                  9,440,156                       -                9,440,156
                  2,324,869                       -                2,324,869
                    171,600                       -                  171,600
                    153,075                       -                  153,075
                          -                 891,750                  891,750
                  1,406,781                       -                1,406,781
                  3,509,406                       -                3,509,406
                  4,146,125                       -                4,146,125
                  4,067,531                       -                4,067,531
                  1,079,344                       -                1,079,344
                    858,288                       -                  858,288
          ----------------------- ----------------------- ----------------------
                310,629,247               8,498,018              319,127,265
          ----------------------- ----------------------- ----------------------

                  1,019,700                       -                1,019,700
                  7,678,275                       -                7,678,275
                  1,476,919                       -                1,476,919
                    250,219                       -                  250,219
                  2,642,956                       -                2,642,956
                  1,055,250                       -                1,055,250
                    848,700                       -                  848,700
                    170,212                       -                  170,212
                  3,807,000                       -                3,807,000
                    383,125                       -                  383,125
                     51,438                       -                   51,438
                  1,291,012                       -                1,291,012
          ----------------------- ----------------------- ----------------------
                 20,674,806                       -               20,674,806
          ----------------------- ----------------------- ----------------------

                813,978,962             172,357,400              986,336,362
          ----------------------- ----------------------- ----------------------


                  See Notes to Pro Forma Financial Statements.



Phoenix Income & Growth Fund / Phoenix Convertible Fund Series
Pro Forma Combining Schedule of Investments
April 30,1998 (unaudited)



                                                          DESCRIPTION
    ================= ================= ================= ==================================
    Income &            Convertible       Pro Forma
    Growth                 Fund           Combining
    Fund                  Series          Portfolios
    ================= ================= ================= ==================================
    PAR VALUE                                             SHORT-TERM OBLIGATIONS - 4.0%
        (000)                                             Commercial Paper - 3.6%
    $           -     $       2,000     $       2,000     Enterprise Funding Corp. 5.54%, 5/1/98
                -             4,460             4,460     Marsh & McLennan Companies 5.52%, 5/1/98
                -             2,500             2,500     SBC Communications, Inc. 5.52%, 5/4/98
                -             3,945             3,945     Kimberly-Clark Corp. 5.51%, 5/7/98
            4,865             2,165             7,030     AlliedSignal, Inc. 5.52%, 5/8/98
                -             3,500             3,500     Procter & Gamble Co. 5.53%, 5/8/98
                -             3,590             3,590     AlliedSignal, Inc. 5.53%, 5/11/98
                -               850               850     Anheuser-Busch Cos., Inc. 5.50%, 5/11/98
                -             3,750             3,750     Associates Corp. of North America 5.50%, 5/13/98
                -             3,355             3,355     Du Pont (E.I.) de Nemours & Co. 5.50%, 5/27/98
                -             1,525             1,525     Corporate Receivables Corp. 5.50%, 6/12/98

                                                          Federal Agency Securities - 0.4%
            2,585                 -             2,585     FHLMC 5.43%, 5/7/98
                -             1,670             1,670     FHLMC 5.43%, 5/22/98

                                                          TOTAL SHORT-TERM OBLIGATIONS

                                                          TOTAL INVESTMENTS - 100.1%
                                                          (Identified cost $756,519,381, $195,998,421 and $952,517,802)
                                                          Cash and receivables, less liabilities - (0.1%)

                                                          NET ASSETS - 100.0%







                                                            (a) non income producing



                                         VALUE
      ==========================  ======================  =================
              Income &                 Convertible               Pro Forma
               Growth                     Fund                  Combining
                Fund                     Series                Portfolios
      =========================  ======================  =================
                          -               2,000,000      $         2,000,000
                          -               4,460,000                4,460,000
                          -               2,498,850                2,498,850
                          -               3,941,377                3,941,377
                  4,859,778               2,162,676                7,022,454
                          -               3,496,236                3,496,236
                          -               3,584,485                3,584,485
                          -                 848,702                  848,702
                          -               3,750,000                3,750,000
                          -               3,341,673                3,341,673
                          -               1,508,536                1,508,536

                          -                       -                        -
                  2,582,661                       -                2,582,661
                          -               1,664,710                1,664,710
          ----------------------- ----------------------- ----------------------
                  7,442,439              33,257,245               40,699,684
          ----------------------- ----------------------- ----------------------

                821,421,401             205,614,645            1,027,036,046
                    446,578              (1,455,142)              (1,008,564)
          ----------------------- ----------------------- ----------------------
          $     821,867,979       $     204,159,503       $    1,026,027,482
          ======================= ======================= ======================



                  See Notes to Pro Forma Financial Statements.

Phoenix Income & Growth Fund / Phoenix Convertible Fund Series
Pro Forma Combining Statement Of Assets And Liabilities
April 30,1998 (unaudited)



                                                            Income &
                                                             Growth          Convertible                              Pro Forma
                                                              Fund              Fund           Adjustments            Combined
                                                           ------------      ------------      -----------         -------------
ASSETS
Investment securities at value
  (Identified cost $756,519,381, $195,998,421
   and $952,517,802)                                      $ 821,421,401     $ 205,614,645                          $ 1,027,036,046
Short-term investments held as collateral
   for loaned securities                                              -         2,493,800                                2,493,800
Cash                                                            162,419         2,299,831                                2,462,250
Receivables
  Investment securities sold                                  4,036,802         1,128,489                                5,165,291
  Fund shares sold                                              274,562            62,557                                  337,119
  Dividends and interest                                      6,026,333           876,474                                6,902,807
                                                           ------------      ------------      ----------            -------------
    Total assets                                            831,921,517       212,475,796                            1,044,397,313
                                                           ------------      ------------      ----------            -------------
LIABILITIES
Payables
  Collateral on securities loaned                                     -         2,493,800                                2,493,800
  Investment securities purchased                             7,094,876         5,372,974                               12,467,850
  Fund shares repurchased                                     1,810,917           192,274                                2,003,191
  Investment advisory fee                                       476,820           109,892                                  586,712
  Distribution fee                                              395,655            47,575                                  443,230
  Transfer agent fee                                            154,341            35,742                                  190,083
  Financial agent fee                                            20,656             7,582                                   28,238
  Trustees' fee                                                   9,122             9,301                                   18,423
Accrued expenses                                                 91,151            47,153                                  138,304
                                                           ------------      ------------      ----------            -------------
    Total liabilities                                        10,053,538         8,316,293                               18,369,831
                                                           ------------      ------------      ----------            -------------
NET ASSETS                                                $ 821,867,979     $ 204,159,503                          $ 1,026,027,482
                                                           ============      ============      ==========            =============

CLASS A
Shares of beneficial interest outstanding                    45,084,238        10,372,087       8,799,594 (a)           64,255,919
Net assets                                                $ 459,991,986     $ 195,551,146                          $   655,543,132

Net asset value per share                                 $       10.20     $       18.85                          $         10.20
Offering price per share - 4.75%                          $       10.71     $       19.79                          $         10.71

CLASS B
Shares of beneficial interest outstanding                    35,407,595           458,660         383,645 (a)           36,249,900
Net assets                                                $ 361,875,993     $   8,608,357                          $   370,484,350

Net asset value and offering price per share              $       10.22     $       18.77                          $         10.22


(a) Adjustment reflects additional shares issued in conversion.



                  See Notes to Pro Forma Financial Statements.

Phoenix Income & Growth Fund / Phoenix Convertible Fund Series
Pro Forma Statement Of Operations
Twelve Months Ended April 30, 1998
(Unaudited)


                                                    Income &
                                                     Growth              Convertible                                 Pro Forma
                                                      Fund                  Fund                Adjustments           Combined
                                                   -----------            ----------            -----------          -----------
INVESTMENT INCOME
Interest                                         $  28,905,450          $  6,502,301                               $  35,407,751
Dividends                                           10,855,681             2,127,185                                  12,982,866
Security lending income                                      -                34,108                                      34,108
                                                   -----------            ----------             -------             -----------
      Total investment income                       39,761,131             8,663,594                                  48,424,725
                                                   -----------            ----------             -------             -----------
EXPENSES
Investment advisory fee                              5,877,607             1,348,277              80,000 (a)           7,305,884
Distribution fee - Class A                           1,161,545               498,568                   -               1,660,113
Distribution fee - Class B                           3,750,399                79,998                   -               3,830,397
Financial agent fee                                    252,949               103,984             (73,000)(b)             283,933
Transfer agent                                       1,009,936               223,929             (12,000)(c)           1,221,865
Registration                                            22,066                16,493             (15,600)(c)              22,959
Printing                                                76,480                19,309             (15,000)(c)              80,789
Professional                                            21,405                20,691             (20,000)(c)              22,096
Custodian                                               64,627                19,035             (15,000)(c)              68,662
Trustees                                                20,582                20,502             (19,000)(c)              22,084
Miscellaneous                                           36,306                12,677              (5,000)(c)              43,983
                                                   -----------            ----------             -------             -----------
      Total expenses                                12,293,902             2,363,463             (94,600)             14,562,765
                                                   -----------            ----------             -------             -----------
NET INVESTMENT INCOME                               27,467,229             6,300,131              94,600              33,861,960
                                                   -----------            ----------             -------             -----------


NET REALIZED AND UNREALIZED GAIN (LOSS)
 ON INVESTMENTS

Net realized gain on securities                    131,617,279            31,460,696                                 163,077,975

Net realized gain (loss) on foreign
 currency transactions                                  (1,242)                  506                                        (736)

Net change in unrealized appreciation
 (depreciation) on investments                       4,573,207               255,546                                   4,828,753
                                                   -----------            ----------             -------             -----------
Net gain on investments                            136,189,244            31,716,748                                 167,905,992
                                                   -----------            ----------             -------             -----------
NET INCREASE IN NET ASSETS RESULTING
         FROM OPERATIONS                         $ 163,656,473          $ 38,016,879              94,600           $ 201,767,952
                                                   ===========            ==========             =======             ===========


Adjustments:
(a) Reflects adjustment to the acquiring fund due to adviser fee schedule.
(b) Financial agent fees were adjusted to reflect the application of the fee schedule in effect at 4/30/98.
(c) Adjustment reflects expected savings when the two funds become one.


                  See Notes to Pro Forma Financial Statements.

Phoenix Income & Growth Fund/Phoenix Convertible Fund Series
Notes to Pro Forma Combining Financial Statements
April 30, 1998 (Unaudited)

1.  Basis of Combination

The Pro Forma Statement of Assets and Liabilities, including the Pro Forma Schedule of Investments, and the related Pro Forma Statement of Operations ("Pro Forma Statements") reflect the accounts of Phoenix Income & Growth Fund ("Income & Growth") and Phoenix Convertible Fund Series ("Convertible") as if the reorganization occurred as of and for the year ended April 30, 1998. These statements have been derived from the books and records utilized in calculating daily net asset value of each fund at April 30, 1998 and for the year then ended.

The Pro Forma Statements give effect to the proposed transfer of the assets and stated liabilities of the Convertible Fund Series in exchange for shares of the respective class of the Income & Growth Fund. Phoenix Investment Counsel, Inc. ("PIC" or the "Adviser") will bear all costs and expenses of the reorganization.

The Pro Forma Statements should be read in conjunction with the historical financial statements of the funds incorporated by reference in the Statement of Additional Information.

2. Shares of Beneficial Interest

The Pro Forma net asset value per share assumes the issuance of additional shares of the Income & Growth Fund which would have been issued at April 30, 1998 in connection with the proposed reorganization. The amount of additional shares assumed to be issued was calculated based on the net assets of Convertible Class A as of April 30, 1998 of $195,551,146 and the net asset value per share of Income & Growth Class A of $10.20; and net assets of Convertible Class B of $8,608,357 and the net asset value per share of Income & Growth Class B of $10.22. The Pro Forma Statement of Assets & Liabilities reflects the combined Pro Forma shares outstanding as calculated above.

3. Pro Forma Operations

Pro Forma operating expenses include the actual expenses of each Fund and the combined Fund, with certain expenses adjusted to reflect the expected expenses of the combined entity. The investment advisory, distribution and financial agent fees have been calculated for the combined Fund based on the fee schedule in effect for the Income & Growth Fund at the combined level of average net assets for the year ended April 30, 1998.

4. Portfolio Valuation

Equity securities are valued at the last sale price, or if there had been no sale that day, at the last bid price. Debt securities are valued on the basis of broker quotations or valuations provided by a pricing service which utilizes information with respect to recent sales, market transactions in comparable securities, quotations from dealers, and various relationships between securities in determining value. Short-term investments having a remaining maturity of 60 days or less are valued at amortized cost which approximates market. All other securities and assets are valued at fair value as determined in good faith by or under the direction of the Trustees.

                         PHOENIX INCOME AND GROWTH FUND

                                     PART C
                                OTHER INFORMATION


Item 15.          Indemnification

         The response to this item is incorporated by reference to Part A of the Prospectus/Proxy Statement in this Registration Statement under the caption "Comparative Information on Shareholder Rights--Liability of Trustees."


Item 16:          Exhibits

(1)(a) Declaration of Trust of the Registrant, as amended, previously filed, and herein incorporated by reference.
(1)(b) Amendment to Declaration of Trust of the Registrant, filed with Post-Effective Amendment No. 10 on August 25, 1994 and herein incorporated by reference.
(2) By-laws of the Registrant, previously filed, and incorporated herein by reference.
(3)           Not Applicable.
(4)           Agreement and Plan of Reorganization (included as Exhibit A to the
              Prospectus/Proxy Statement contained in Part A of this Registration
              Statement).
(5) Reference is hereby made to Article VI of Registrant's Declaration of Trust referenced in Exhibit 1 above.
(6)(a)        Management Agreement between Registrant and National Securities &
              Research Corporation, dated May 14, 1993, previously filed, and herein incorporated by reference.
(6)(b)        Amendment to Management Agreement between Registrant and National
              Securities & Research Corporation, dated January 1, 1994, filed with Post-Effective Amendment No. 10 on August 25, 1994 and herein incorporated by reference.
(7)(a)        Underwriting Agreement for Class A Shares between Registrant and
              Phoenix Equity Planning Corporation ("Equity Planning") dated May
              14, 1993, previously filed, and herein incorporated by reference.
(7)(b)        Underwriting Agreement for Class B Shares between Registrant and
              Equity Planning, dated May 14, 1993, previously filed, and incorporated herein by reference.
(8)           Not Applicable.
(9)           Custodian Contract between Registrant and State Street Bank and
              Trust Company dated May 1, 1997,
              filed with Post-Effective Amendment No. 13 on August 26, 1997.
(10)(a) Distribution Plan for Class A Shares, dated May 14, 1993, previously filed, and herein incorporated by reference.
(10)(b) Distribution Plan for Class B Shares, dated May 14, 1993, previously filed, and herein incorporated by reference.
(11) Opinion and consent of Goodwin, Procter & Hoar LLP with respect to legality of the shares being issued (to be filed by Pre-Effective
              Amendment).
(12) Opinion and Consent of Goodwin, Procter & Hoar LLP with respect to tax matters relating to acquisition of Phoenix Mid Cap
              Portfolio (to be filed by Pre-Effective Amendment).
(13)(a)       Transfer Agency and Service Agreement between Registrant and
              Equity Planning dated June 1, 1994, filed with Post-Effective
              Amendment No. 10 on August 25, 1994, filed via EDGAR with Post-
              Effective Amendment No. 13 on August 26, 1997 and herein incorporated by reference.
(13)(b) Form of Sales Agreement, filed with Post-Effective Amendment No. 10 on August 25, 1994, filed via EDGAR with Post-Effective Amendment
              No. 13 on August 26, 1998 and herein incorporated by reference.
(13)(c)       Financial Agent Agreement between Registrant and Phoenix Equity
              Planning Corporation dated December 11, 1996, filed via EDGAR with
              Post-Effective Amendment No. 14 on August 26, 1997 and herein incorporated by reference.


                                       C-1




(13)(d) First Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation dated January 1, 1997 filed via EDGAR with Post-Effective Amendment No. 14 on August 26,
              1997 and herein incorporated by reference.
(13)(e) Second Amendment to Financial Agent Agreement between Registrant and Phoenix Equity Planning Corporation filed via EDGAR with
              Post-Effective Amendment No. 14 on August 26, 1997 and herein incorporated by reference.
(14)*         Consent of Independent Accountants.
(15)          Not Applicable.
(16)          Powers of Attorney filed via EDGAR with Post-Effective Amendment
              No. 12 on August 27, 1996 and herein incorporated by reference.
(17)*         Form of Proxy Card for Phoenix Convertible Series Fund.


--------------

*Filed herewith.


Item 17.       Undertakings

        (1) The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this Registration Statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the Securities Act of 1933, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

        (2) The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the Securities Act of 1933, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed on behalf of the Registrant in the City of Hartford and State of Connecticut on the ___ day of July, 1998.


                                          PHOENIX INCOME AND GROWTH FUND


                                          By:  /s/ Philip R. McLoughlin
                                               ---------------------------------
                                               Philip R. McLoughlin
                                               President

        As required by the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated:

/s/ Philip R. McLoughlin                                      Trustee and President (principal executive officer)
----------------------------------                            Treasurer (principal financial and accounting
Philip R. McLoughlin                                          officer)


/s/ Nancy G. Curtiss
---------------------------------
Nancy G. Curtiss


               *                                              Trustee
---------------------------------
Robert Chesek


               *                                              Trustee
---------------------------------
E. Virgil Conway


               *                                              Trustee
---------------------------------
Harry Dalzell-Payne


               *                                              Trustee
---------------------------------
Francis E. Jeffries


               *                                              Trustee
---------------------------------
Larry Keith, Jr.


               *                                              Trustee
---------------------------------
Everett L. Morris


               *                                              Trustee
---------------------------------
James M. Oates


               *                                              Trustee
---------------------------------
Calvin J. Pedersen



                                       C-3







               *                                              Trustee
---------------------------------
Herbert Roth, Jr.


               *                                              Trustee
---------------------------------
Richard E. Segerson


               *                                              Trustee
---------------------------------
Lowell P. Weicker, Jr.



*By:  /s/Philip R. McLoughlin
      ----------------------------------
      Philip R. McLoughlin
      Attorney-in-Fact under Powers of
      Attorney dated February 21, 1996
      filed herein.


                                Index To Exhibits


(14)             Consent of Independent Accountants

(17)             Form of Proxy Card for Phoenix Convertible Fund Series









                                       C-5